United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1 - Reports to Shareholders

ANNUAL REPORT September 30, 2017

Janus Henderson Asia Equity Fund (formerly named Janus Asia Equity Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Asia Equity Fund

Janus Henderson Asia Equity Fund (unaudited)

FUND SNAPSHOT

This all-cap, Asia ex-Japan fund aims to provide investors with a high-conviction portfolio focused on companies that enjoy strong franchise positions and a proven track record of both execution and high return on equity. We firmly believe that this approach combined with valuation discipline can generate competitive returns relative to our benchmark.

Andrew Gillan co-portfolio manager	Mervyn Koh co-portfolio manager

OVERVIEW

The Janus Henderson Asia Equity Fund’s Class I Shares returned 23.39% over the one-year period ended September 30, 2017. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 22.68%.

MARKET ENVIRONMENT

Asian shares posted healthy gains over the period, supported by stronger earnings growth and more positive sentiment toward emerging markets following prior underperformance. Economic growth remained buoyant whilst Purchasing Managers Index (PMI) and export numbers were also positive across much of the region. This reflected both a recovery in the global economy which benefited Asia but more importantly, a clear stabilization in the key Chinese economy after the stimulus efforts of 2016. Prior concerns on increased protectionism following Donald Trump’s U.S. presidential election win did not materialize whilst the expectations of a very measured normalisation in U.S. interest rates also supported the region’s stock markets and currencies.

Economic reforms continued, with India of particular note. The Indian government firstly introduced a controversial demonetization policy to tackle corruption which did have a short-term impact on growth and then followed this with the implementation of a nationwide goods and services tax regime. In China, the government’s efforts on supply side reform were also positively received with noticeable impact on the steel and aluminium industries. Similarly, there is a clear willingness on the part of the authorities to address the amount of leverage in the economy, a common concern of foreign investors in China. Whilst this process will not be without challenges, this is nonetheless positive.

China and South Korea were the standout markets in terms of returns. Chinese shares were led by the new economy companies in the Internet sector but returns broadened out to the older economy sector toward the end of the period on increased confidence in the state of the economy. In South Korea, the large-cap memory companies were the key drivers thanks to significant earnings upgrades as the DRAM industry benefited from stronger pricing as a result of significant industry consolidation and supply discipline. Similar trends with regard to the Chinese Internet and South Korean memory sectors also contributed to Information Technology leading gains by sector followed by Materials, boosted in part by the supply side reforms outlined above.

PORTFOLIO MANAGER CHANGE

In early June there was a change of portfolio management of the Fund due to the merger of Janus Capital Group and Henderson Group. The new portfolio management team restructured the portfolio and the Fund outperformed during the transition month. The key changes at the country level were a reduction in the allocation toward China and South Korea and an increase in the allocation toward India and Taiwan. By sector, we have increased our exposure toward Information Technology and reduced our exposure to Financials. These changes reflect where the managers see the best opportunities based upon their bottom-up stock selection. In China, we find attractive opportunities in the new economy but are more wary of the old economy and the Financials sector specifically which explains our underweight relative to the benchmark. We have also reduced the number of holdings to approximately 40 companies and aim to provide a high-conviction portfolio of Asia’s best companies.

PERFORMANCE DISCUSSION

The Fund’s overweight to Information Technology was a key contributor to relative performance whilst stock selection was strong within our Industrials exposure. The consumer discretionary sector was our biggest detractor from relative performance.

Within Information Technology, our holdings in Samsung Electronics and SK Hynix saw positive earnings revisions on firmer than expected DRAM pricing as the industry

Janus Investment Fund	1

Janus Henderson Asia Equity Fund (unaudited)

remains disciplined in terms of supply. Samsung Electronics also benefited from plans to improve shareholder returns both from increased dividends and share cancellations. The Chinese Internet sector also continued to perform well and we benefited from our positions in Tencent and Alibaba particularly. Alibaba shares rallied after the company gave revenue guidance significantly ahead of analyst expectations. Whilst the shares have rerated, we still feel that both Tencent and Alibaba offer compelling growth and have very strong franchises in the China market so we remain happy to maintain our exposure to both companies.

Consumer Discretionary was the key area of underperformance where Hanssem, Chongqing Changan Auto and PC Jeweller all performed relatively poorly. We wrote about the underperformance of the latter two companies in the semi-annual report and had exited the PC Jeweller position at that time. The Chongqing position was exited as part of the portfolio manager transition. Hanssem is a South Korean home improvements company with a strong franchise and excellent track record of both growth and high return on equity. Whilst the shares have suffered from some of the government’s property market measures, we still believe that the company can generate good growth both from its established kitchen division and new Rehaus stores.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

Asian markets have posted healthy gains so far this year but pleasingly, this has been accompanied by significantly stronger earnings growth relative to the previous few years. We believe valuations, therefore, remain reasonable both relative to their own history for the region and relative to developed markets given the superior growth outlook for Asia. In the short-term, attention will focus on China’s Party Congress in October which will set the tone for the balance between reform and growth. On a positive note, there is a clear recognition of the need to address the high levels of debt in the economy but it is a difficult task to address this whilst maintaining growth. For that reason, we continue to favour the new economy, private sector businesses in China. Longer-term, in our opinion there is every reason to be positive on Asia with attractive demographics, increasing consumption and significant economic development potential providing what we believe is an ideal backdrop for companies to thrive.

Thank you for your continued investment in Janus Henderson Asia Equity Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Tencent Holdings Ltd	3.02%	Hanssem Co Ltd	-0.66%
	Alibaba Group Holding Ltd (ADR)	2.55%	Chongqing Changan Automobile Co Ltd	-0.47%
	Samsung Electronics Co Ltd	2.51%	ITC Ltd	-0.30%
	SK Hynix Inc	2.27%	PC Jeweller Ltd	-0.29%
	Taiwan Semiconductor Manufacturing Co Ltd	1.54%	Catcher Technology Co Ltd	-0.27%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	2.37%	4.71%	7.72%
	Information Technology	1.94%	38.23%	29.00%
	Financials	1.11%	20.63%	23.58%
	Telecom Services	0.60%	2.25%	5.16%
	Health Care	0.42%	2.26%	2.25%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-1.94%	10.24%	9.54%
	Consumer Staples	-0.76%	4.61%	4.69%
	Other**	-0.72%	4.82%	0.00%
	Energy	-0.29%	2.67%	4.26%
	Materials	-0.03%	1.96%	4.52%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	5.8%
Tencent Holdings Ltd
Internet Software & Services	5.4%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	4.8%
HDFC Bank Ltd
Banks	4.3%
Housing Development Finance Corp Ltd
Thrifts & Mortgage Finance	4.0%
24.3%

Asset Allocation - (% of Net Assets)
Common Stocks	89.3%
Investment Companies	3.2%
Preferred Stocks	3.2%
Warrants	3.0%
Other	1.3%
100.0%

Emerging markets comprised 82.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017				per the January 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	23.10%	8.05%	5.14%	3.51%	1.66%
Class A Shares at MOP	16.07%	6.79%	4.13%
Class C Shares at NAV	22.17%	7.28%	4.40%	4.23%	2.34%
Class C Shares at CDSC	21.17%	7.28%	4.40%
Class D Shares(1)	23.30%	8.22%	5.31%	3.38%	1.46%
Class I Shares	23.39%	8.38%	5.45%	3.19%	1.32%
Class S Shares	23.07%	8.05%	5.10%	3.67%	1.79%
Class T Shares	23.18%	8.23%	5.27%	3.41%	1.55%
MSCI All Country Asia ex-Japan Index	22.68%	7.44%	4.85%
Morningstar Quartile - Class I Shares	1st	2nd	2nd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	8/92	20/59	20/58

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2018.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Asia Equity Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017 Andrew Gillan and Mervyn Koh are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – July 29, 2011

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,129.20	$8.86	$1,000.00	$1,016.75	$8.39	1.66%
Class C Shares	$1,000.00	$1,124.80	$12.52	$1,000.00	$1,013.29	$11.86	2.35%
Class D Shares	$1,000.00	$1,130.00	$7.74	$1,000.00	$1,017.80	$7.33	1.45%
Class I Shares	$1,000.00	$1,131.10	$7.05	$1,000.00	$1,018.45	$6.68	1.32%
Class S Shares	$1,000.00	$1,128.80	$8.97	$1,000.00	$1,016.65	$8.49	1.68%
Class T Shares	$1,000.00	$1,129.60	$8.33	$1,000.00	$1,017.25	$7.89	1.56%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 89.3%
Automobiles – 2.0%
Astra International Tbk PT	1,343,100	$788,122
Banks – 5.9%
BOC Hong Kong Holdings Ltd	134,000	651,018
HDFC Bank Ltd	60,023	1,659,461
		2,310,479
Beverages – 1.7%
Treasury Wine Estates Ltd	63,314	679,723
Biotechnology – 0.7%
CSL Ltd	2,750	288,893
Containers & Packaging – 0.7%
Amcor Ltd/Australia	23,000	274,338
Diversified Financial Services – 3.2%
Ayala Corp	64,260	1,227,278
Electric Utilities – 1.5%
Power Grid Corp of India Ltd	181,311	585,747
Electronic Equipment, Instruments & Components – 8.1%
AAC Technologies Holdings Inc	27,500	461,895
Delta Electronics Inc	130,577	671,834
Hon Hai Precision Industry Co Ltd	232,534	805,279
Largan Precision Co Ltd	7,000	1,230,541
		3,169,549
Food & Staples Retailing – 1.7%
President Chain Store Corp	80,000	674,142
Food Products – 4.8%
Uni-President Enterprises Corp	545,000	1,141,408
Vietnam Dairy Products JSC	111,240	730,309
		1,871,717
Gas Utilities – 1.7%
ENN Energy Holdings Ltd	91,000	659,378
Household Durables – 4.8%
Hanssem Co Ltd	3,815	504,735
Nien Made Enterprise Co Ltd	58,000	594,921
Techtronic Industries Co Ltd	140,500	750,048
		1,849,704
Industrial Conglomerates – 1.9%
John Keells Holdings PLC	682,287	724,746
Information Technology Services – 3.9%
Infosys Ltd	50,383	694,196
Tata Consultancy Services Ltd	22,261	830,265
		1,524,461
Insurance – 3.0%
AIA Group Ltd	156,000	1,150,333
Internet Software & Services – 15.0%
Alibaba Group Holding Ltd (ADR)*	10,877	1,878,567
Baidu Inc (ADR)*	3,650	904,068
NetEase Inc (ADR)	3,584	945,495
Tencent Holdings Ltd	49,200	2,117,578
		5,845,708
Personal Products – 1.8%
LG Household & Health Care Ltd	873	713,587
Pharmaceuticals – 1.5%
Aurobindo Pharma Ltd	53,237	563,772
Real Estate Management & Development – 3.1%
City Developments Ltd	70,200	586,510
Land & Houses PCL	446,900	132,703
Land & Houses PCL (REG)	1,638,500	488,994
		1,208,207
Semiconductor & Semiconductor Equipment – 7.9%
SK Hynix Inc	11,607	840,294

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Taiwan Semiconductor Manufacturing Co Ltd	316,000	$2,256,398
		3,096,692
Technology Hardware, Storage & Peripherals – 6.8%
Advantech Co Ltd	89,797	639,715
Catcher Technology Co Ltd	52,000	484,499
Samsung Electronics Co Ltd	684	1,531,548
		2,655,762
Textiles, Apparel & Luxury Goods – 2.1%
Samsonite International SA	192,900	827,282
Thrifts & Mortgage Finance – 4.0%
Housing Development Finance Corp Ltd	58,013	1,547,443
Tobacco – 1.5%
ITC Ltd	143,121	566,020
Total Common Stocks (cost $32,058,450)		34,803,083
Preferred Stocks – 3.2%
Technology Hardware, Storage & Peripherals – 3.2%
Samsung Electronics Co Ltd (cost $1,036,093)	691	1,244,295
Warrants – 3.0%
Household Durables – 1.7%
Midea Group Co Ltd, expires , 6/29/18*	100,000	665,232
Machinery – 1.3%
Zhengzhou Yutong Bus Co Ltd, expires , 6/29/18*	134,952	499,762
Total Warrants (cost $1,029,862)		1,164,994
Investment Companies – 3.2%
Money Markets – 3.2%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $1,247,873)	1,247,873	1,247,873
Total Investments (total cost $35,372,278) – 98.7%		38,460,245
Cash, Receivables and Other Assets, net of Liabilities – 1.3%		524,362
Net Assets – 100%		$38,984,607

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Taiwan	$8,498,737	22.1%
China	8,131,975	21.1
India	6,446,904	16.8
South Korea	4,834,459	12.6
Hong Kong	3,378,681	8.8
United States	1,247,873	3.2
Australia	1,242,954	3.2
Philippines	1,227,278	3.2
Indonesia	788,122	2.1
Vietnam	730,309	1.9
Sri Lanka	724,746	1.9
Thailand	621,697	1.6
Singapore	586,510	1.5

Total	$38,460,245	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2017

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2017. Unless otherwise indicated, all information in the table is for the period ended September 30, 2017.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)		Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$	—∆	$—	$—	$—
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº		3,642	—	—	—
Total Affiliated Investments – 0.0%		$3,642	$—	$—	$—

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	—	1,071,757	(1,071,757)	—
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	426,055	18,169,637	(18,595,692)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Schedule of Investments

September 30, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (4,616)
Written options contracts	4,322

Total	$ (294)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 3,558
Written options contracts	(2,281)

Total	$ 1,277

Please see the "Net Realized Gain/(Loss) on investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$ 0
Purchased options contracts, call	5,254
Written options contracts, call	1,520

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex Japan IndexSM reflects the equity market performance of Asia, excluding Japan.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$34,803,083	$-	$-
Preferred Stocks	-	1,244,295	-
Warrants	1,164,994	-	-
Investment Companies	1,247,873	-	-
Total Assets	$37,215,950	$1,244,295	$-

12	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments, at value(1)	38,460,245
Non-interested Trustees' deferred compensation	710
Receivables:
Fund shares sold	525,627
Investments sold	97,844
Dividends	37,769
Other assets	1,212
Total Assets	39,123,407
Liabilities:
Payables:	—
Advisory fees	31,360
Fund shares repurchased	30,785
Professional fees	29,573
Investments purchased	24,490
Custodian fees	13,009
Transfer agent fees and expenses	3,424
12b-1 Distribution and shareholder servicing fees	970
Non-interested Trustees' deferred compensation fees	710
Fund administration fees	254
Non-interested Trustees' fees and expenses	196
Foreign tax liability	127
Accrued expenses and other payables	3,902
Total Liabilities	138,800
Net Assets	$38,984,607

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$35,048,165
Undistributed net investment income/(loss)	114,742
Undistributed net realized gain/(loss) from investments and foreign currency transactions	734,162
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	3,087,538
Total Net Assets	$38,984,607
Net Assets - Class A Shares	$365,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,940
Net Asset Value Per Share(3)	$11.45
Maximum Offering Price Per Share(4)	$12.15
Net Assets - Class C Shares	$957,302
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	84,235
Net Asset Value Per Share(3)	$11.36
Net Assets - Class D Shares	$21,577,299
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,866,870
Net Asset Value Per Share	$11.56
Net Assets - Class I Shares	$12,674,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,096,561
Net Asset Value Per Share	$11.56
Net Assets - Class S Shares	$472,420
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	41,164
Net Asset Value Per Share	$11.48
Net Assets - Class T Shares	$2,937,382
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	257,193
Net Asset Value Per Share	$11.42

(1) Includes cost of $35,372,278.

(2) Includes $127 of foreign capital gains tax on investments.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$512,479
Dividends from affiliates	3,642
Other income	3,097
Foreign tax withheld	(63,543)
Total Investment Income	455,675
Expenses:
Advisory fees	209,090
12b-1Distribution and shareholder servicing fees:
Class A Shares	731
Class C Shares	5,197
Class S Shares	1,029
Transfer agent administrative fees and expenses:
Class D Shares	13,886
Class S Shares	1,029
Class T Shares	1,905
Transfer agent networking and omnibus fees:
Class A Shares	272
Class C Shares	173
Class I Shares	1,583
Other transfer agent fees and expenses:
Class A Shares	46
Class C Shares	83
Class D Shares	3,887
Class I Shares	529
Class S Shares	28
Class T Shares	41
Registration fees	80,754
Professional fees	56,976
Custodian fees	52,045
Shareholder reports expense	7,421
Fund administration fees	1,865
Non-interested Trustees’ fees and expenses	676
Other expenses	12,728
Total Expenses	451,974
Less: Excess Expense Reimbursement and Waivers	(151,991)
Net Expenses	299,983
Net Investment Income/(Loss)	155,692

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Asia Equity Fund

Statement of Operations

For the year ended September 30, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$1,899,572
Purchased options contracts	(4,239)
Forward foreign currency exchange contracts	(377)
Written options contracts	4,322
Total Net Realized Gain/(Loss) on Investments	1,899,278
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	2,463,311
Purchased options contracts	3,558
Written options contracts	(2,281)
Total Change in Unrealized Net Appreciation/Depreciation	2,464,588
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,519,558

(1) Includes realized foreign capital gains tax on investments of $(12,747). (2) Includes change in unrealized appreciation/depreciation of $15,299 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$155,692	$80,109
Net realized gain/(loss) on investments	1,899,278	(937,952)
Change in unrealized net appreciation/depreciation	2,464,588	2,348,779
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,519,558	1,490,936
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(3,240)	—
Class C Shares	(1,728)	—
Class D Shares	(71,030)	(3,958)
Class I Shares	(36,957)	(5,795)
Class S Shares	(3,863)	—
Class T Shares	(4,515)	(579)
Total Dividends from Net Investment Income	(121,333)	(10,332)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(17,690)
Class C Shares	—	(17,051)
Class D Shares	—	(239,449)
Class I Shares	—	(112,535)
Class S Shares	—	(14,332)
Class T Shares	—	(19,978)
Total Distributions from Net Realized Gain from Investment Transactions	—	(421,035)
Net Decrease from Dividends and Distributions to Shareholders	(121,333)	(431,367)
Capital Share Transactions:
Class A Shares	53,541	(125,250)
Class C Shares	451,931	7,051
Class D Shares	13,909,129	(910,200)
Class I Shares	8,332,413	(139,290)
Class S Shares	20,368	14,332
Class T Shares	2,575,879	(97,358)
Net Increase/(Decrease) from Capital Share Transactions	25,343,261	(1,250,715)
Net Increase/(Decrease) in Net Assets	29,741,486	(191,146)
Net Assets:
Beginning of period	9,243,121	9,434,267
End of period	$38,984,607	$9,243,121

Undistributed Net Investment Income/(Loss)	$114,742	$41,954

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$9.42	$8.31	$9.79		$9.44	$9.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.05(1)	0.01(1)		0.23(1)(2)	0.07
Net realized and unrealized gain/(loss)	2.12	1.44	(0.95)		0.59	0.20
Total from Investment Operations	2.14	1.49	(0.94)		0.82	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	—	(0.17)		(0.14)	(0.08)
Distributions (from capital gains)	—	(0.38)	(0.37)		(0.33)	—
Total Dividends and Distributions	(0.11)	(0.38)	(0.54)		(0.47)	(0.08)
Net Asset Value, End of Period	$11.45	$9.42	$8.31		$9.79	$9.44
Total Return*	23.10%	18.58%	(10.07)%		9.06%	2.88%
Net Assets, End of Period (in thousands)	$366	$253	$348		$456	$973
Average Net Assets for the Period (in thousands)	$293	$333	$400		$1,053	$1,063
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.49%	3.51%	2.87%		2.49%	2.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.56%	1.61%		1.38%	1.52%
Ratio of Net Investment Income/(Loss)	0.17%	0.64%	0.07%		2.35%(2)	0.51%
Portfolio Turnover Rate	120%	59%	152%		72%	104%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.34	$8.29	$9.72	$9.38	$9.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	0.01(1)	(0.03)(1)	0.16(1)(2)	—(3)
Net realized and unrealized gain/(loss)	2.10	1.42	(0.98)	0.59	0.21
Total from Investment Operations	2.06	1.43	(1.01)	0.75	0.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	(0.05)	(0.08)	(0.01)
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.04)	(0.38)	(0.42)	(0.41)	(0.01)
Net Asset Value, End of Period	$11.36	$9.34	$8.29	$9.72	$9.38
Total Return*	22.17%	17.87%	(10.81)%	8.22%	2.24%
Net Assets, End of Period (in thousands)	$957	$413	$360	$332	$804
Average Net Assets for the Period (in thousands)	$519	$381	$373	$802	$815
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.09%	4.23%	3.59%	3.24%	2.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.33%	2.25%	2.30%	2.12%	2.23%
Ratio of Net Investment Income/(Loss)	(0.42)%	0.10%	(0.31)%	1.68%(2)	(0.20)%
Portfolio Turnover Rate	120%	59%	152%	72%	104%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.49	$8.35	$9.84	$9.48	$9.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.08(1)	0.07(1)	0.24(1)(2)	0.05
Net realized and unrealized gain/(loss)	2.11	1.45	(1.00)	0.61	0.23
Total from Investment Operations	2.18	1.53	(0.93)	0.85	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.01)	(0.19)	(0.16)	(0.06)
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.11)	(0.39)	(0.56)	(0.49)	(0.06)
Net Asset Value, End of Period	$11.56	$9.49	$8.35	$9.84	$9.48
Total Return*	23.30%	18.95%	(9.99)%	9.26%	3.01%
Net Assets, End of Period (in thousands)	$21,577	$5,314	$5,640	$9,084	$7,477
Average Net Assets for the Period (in thousands)	$11,542	$5,013	$6,632	$8,635	$7,523
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.19%	3.38%	2.75%	2.31%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.36%	1.42%	1.25%	1.40%
Ratio of Net Investment Income/(Loss)	0.67%	0.89%	0.67%	2.52%(2)	0.63%
Portfolio Turnover Rate	120%	59%	152%	72%	104%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.51	$8.37	$9.85	$9.49	$9.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.10(1)	0.06(1)	0.26(1)(2)	0.04
Net realized and unrealized gain/(loss)	2.07	1.44	(0.98)	0.60	0.26
Total from Investment Operations	2.18	1.54	(0.92)	0.86	0.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.02)	(0.19)	(0.17)	(0.08)
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.13)	(0.40)	(0.56)	(0.50)	(0.08)
Net Asset Value, End of Period	$11.56	$9.51	$8.37	$9.85	$9.49
Total Return*	23.39%	19.09%	(9.79)%	9.43%	3.21%
Net Assets, End of Period (in thousands)	$12,675	$2,665	$2,470	$2,899	$1,295
Average Net Assets for the Period (in thousands)	$7,408	$2,528	$3,017	$2,751	$1,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	3.19%	2.56%	2.15%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.21%	1.27%	1.07%	1.26%
Ratio of Net Investment Income/(Loss)	1.01%	1.14%	0.57%	2.75%(2)	0.55%
Portfolio Turnover Rate	120%	59%	152%	72%	104%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Asia Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.43	$8.32	$9.79	$9.43	$9.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.07(1)	0.07(1)	0.23(1)(2)	0.05
Net realized and unrealized gain/(loss)	2.14	1.42	(1.00)	0.59	0.22
Total from Investment Operations	2.15	1.49	(0.93)	0.82	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.17)	(0.13)	(0.07)
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.10)	(0.38)	(0.54)	(0.46)	(0.07)
Net Asset Value, End of Period	$11.48	$9.43	$8.32	$9.79	$9.43
Total Return*	23.07%	18.56%	(9.97)%	9.02%	2.86%
Net Assets, End of Period (in thousands)	$472	$368	$310	$345	$791
Average Net Assets for the Period (in thousands)	$413	$329	$390	$752	$874
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.64%	3.67%	3.06%	2.58%	2.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.66%	1.56%	1.48%	1.46%	1.65%
Ratio of Net Investment Income/(Loss)	0.15%	0.83%	0.71%	2.42%(2)	0.29%
Portfolio Turnover Rate	120%	59%	152%	72%	104%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.36	$8.25	$9.81	$9.45	$9.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.04(1)	0.04(1)	0.24(1)(2)	0.13
Net realized and unrealized gain/(loss)	2.08	1.46	(0.96)	0.61	0.15
Total from Investment Operations	2.14	1.50	(0.92)	0.85	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.01)	(0.27)	(0.16)	(0.08)
Distributions (from capital gains)	—	(0.38)	(0.37)	(0.33)	—
Total Dividends and Distributions	(0.08)	(0.39)	(0.64)	(0.49)	(0.08)
Net Asset Value, End of Period	$11.42	$9.36	$8.25	$9.81	$9.45
Total Return*	23.18%	18.88%	(9.98)%	9.37%	2.99%
Net Assets, End of Period (in thousands)	$2,937	$230	$306	$712	$1,644
Average Net Assets for the Period (in thousands)	$756	$332	$566	$1,357	$1,331
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%	3.41%	2.73%	2.44%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.44%	1.39%	1.26%	1.43%
Ratio of Net Investment Income/(Loss)	0.55%	0.47%	0.46%	2.49%(2)	0.63%
Portfolio Turnover Rate	120%	59%	152%	72%	104%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Asia Equity Fund (formerly named Janus Asia Equity Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC ("Janus Capital") or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may

Janus Investment Fund	21

Janus Henderson Asia Equity Fund

Notes to Financial Statements

consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may

22	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Notes to Financial Statements

be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

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Notes to Financial Statements

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

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Notes to Financial Statements

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.There were no forward currency contracts held at September 30, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to

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Notes to Financial Statements

counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.There were no purchased options held at September 30, 2017.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.There were no written options held at September 30, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign

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Notes to Financial Statements

ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of September 30, 2017.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.92%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 1.00%.

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.24% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 1.04%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

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Notes to Financial Statements

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

30	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Notes to Financial Statements

Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $778.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $100.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	30%	-	%*
Class C Shares	42	1
Class D Shares	-	-
Class I Shares	74	24
Class S Shares	96	1
Class T Shares	-	-

* Less than 0.50%

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Janus Henderson Asia Equity Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $15,095 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 358,372	$ 500,090	$ -	$ -	$ -	$ (1,010)	$ 3,078,990

During the year ended September 30, 2017, capital loss carryovers of $976,142 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 35,381,128	$ 4,071,530	$ (992,413)	$ 3,079,117

32	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 121,333	$ -	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,332	$ 421,035	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 43,245	$ 38,429	$ (81,674)

Capital has been adjusted by $43,624, including $25,077 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	33

Janus Henderson Asia Equity Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	14,701	$ 150,224	12,417	$ 104,455
Reinvested dividends and distributions	348	3,069	1,929	16,084
Shares repurchased	(9,956)	(99,752)	(29,367)	(245,789)
Net Increase/(Decrease)	5,093	$ 53,541	(15,021)	$ (125,250)
Class C Shares:
Shares sold	46,337	$ 514,784	1,069	$ 9,613
Reinvested dividends and distributions	197	1,728	2,052	17,051
Shares repurchased	(6,458)	(64,581)	(2,390)	(19,613)
Net Increase/(Decrease)	40,076	$ 451,931	731	$ 7,051
Class D Shares:
Shares sold	1,726,435	$18,209,178	135,524	$1,206,585
Reinvested dividends and distributions	7,791	69,185	28,471	238,587
Shares repurchased	(427,285)	(4,369,234)	(279,114)	(2,355,372)
Net Increase/(Decrease)	1,306,941	$13,909,129	(115,119)	$ (910,200)
Class I Shares:
Shares sold	922,141	$ 9,455,893	27,435	$ 219,281
Reinvested dividends and distributions	4,167	36,957	14,104	118,330
Shares repurchased	(110,013)	(1,160,437)	(56,353)	(476,901)
Net Increase/(Decrease)	816,295	$ 8,332,413	(14,814)	$ (139,290)
Class S Shares:
Shares sold	1,702	$ 16,505	-	$ -
Reinvested dividends and distributions	438	3,863	1,718	14,332
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	2,140	$ 20,368	1,718	$ 14,332
Class T Shares:
Shares sold	313,106	$ 3,375,908	238,960	$2,070,702
Reinvested dividends and distributions	507	4,453	2,486	20,557
Shares repurchased	(81,037)	(804,482)	(253,950)	(2,188,617)
Net Increase/(Decrease)	232,576	$ 2,575,879	(12,504)	$ (97,358)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$48,514,908	$ 24,261,640	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

34	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Janus Singapore Pte. Limited (“Janus Singapore”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused such investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) on behalf of the Fund (the “Post-Merger HIML Sub-Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Janus Singapore on behalf of the Fund (the “Post-Merger Janus Singapore Sub-Advisory Agreement”), which would take effect on the date of the Merger and remain in effect only if the Post-Merger HIML Sub-Advisory Agreement was not approved by shareholders. At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, the Post-Merger HIML Sub-Advisory Agreement, and the Post-Merger Janus Singapore Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, the Post-Merger HIML Sub- Advisory Agreement, and the Post-Merger Janus Singapore Sub-Advisory Agreement. The Post-Merger Advisory

Agreement and the Post-Merger Janus Singapore Sub-Advisory Agreement each took effect upon consummation of the Merger. On June 5, 2017, the Post-Merger Janus Singapore Sub-Advisory Agreement was terminated and the

Post-Merger HIML Sub-Advisory Agreement took effect.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent

Janus Investment Fund	35

Janus Henderson Asia Equity Fund

Notes to Financial Statements

that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Asia Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Asia Equity Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

Janus Investment Fund	37

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

Janus Investment Fund	39

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
9,626,789.302	5,190,573.401	330,363.451	438,388.527	300,874.110	6,260,199.489

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.918	3.432	4.554	3.125	65.029	82.914	5.277	7.003	4.806	100.000

2C. To approve a new sub-advisory agreement between the Adviser and Janus Capital Singapore Pte. Limited.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
9,626,789.302	5,150,871.612	342,168.549	466,285.218	300,874.110	6,260,199.489

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.506	3.554	4.844	3.125	65.029	82.280	5.466	7.448	4.806	100.000

3. To approve a new sub-advisory agreement between the Adviser and Henderson Investment Management Limited.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
9,626,789.302	5,125,821.026	369,814.840	463,689.513	300,874.110	6,260,199.489

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
53.245	3.842	4.817	3.125	65.029	81.880	5.907	7.407	4.806	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

66	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Shareholder Meeting (unaudited)

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
9,626,789.302	4,921,349.165	581,817.126	456,150.349	300,882.850	6,260,199.489

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
51.121	6.044	4.738	3.125	65.029	78.613	9.294	7.287	4.806	100.000

Janus Investment Fund	67

Janus Henderson Asia Equity Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$25,077
Foreign Taxes Paid	$63,535
Foreign Source Income	$512,478
Qualified Dividend Income Percentage	39%

68	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	69

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

70	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	71

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

72	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	73

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

74	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	75

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

76	SEPTEMBER 30, 2017

Janus Henderson Asia Equity Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93036 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Balanced Fund (formerly named Janus Balanced Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Balanced Fund

Janus Henderson Balanced Fund (unaudited)

FUND SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Balanced Fund’s Class I Shares returned 15.79% for the 12-month period ended September 30, 2017. That compares with 18.61% for the Fund’s primary benchmark, the S&P 500 Index, and 0.07% for the Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, returned 9.96%.

INVESTMENT ENVIRONMENT

U.S. stocks began the period cautiously as investors waited for the outcome of the U.S. presidential election and Federal Reserve (Fed) policy decisions. Following the election of Donald Trump, risk assets – including equities and corporate credit – rallied for much of the remaining period. The rally originally ran on optimism that the new administration’s pro-growth fiscal platform would spur economic expansion. Washington’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation, but positive earnings data, strengthening fundamentals and an upward trajectory in global growth ultimately helped risk assets continue gaining ground. Stocks and corporate credit received a late-period boost when the market welcomed the Trump administration’s tax-reform proposal. Several equity benchmarks achieved record highs over the period and corporate credit spreads plunged to near post-crisis tights. Within the S&P 500 Index, financials and information technology enjoyed the strongest returns. Telecommunications and energy were among the worst performers.

The Fed raised its benchmark rate three times over the period, and indicated it is prepared to hike again in 2017. The central bank also announced it would begin normalizing its balance sheet in October. Yields climbed across the U.S. Treasury curve. The yield on the 10-year note finished September at 2.33%, up from 1.59% one year ago. Treasury securities were the worst-performing asset class in the Bloomberg Barclays U.S. Aggregate Bond Index, while investment-grade corporate credit was the strongest.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, outperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The Fund underperformed its primary benchmark, the S&P 500 Index, but outperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Our equity-to-fixed income allocation ended the period approximately 65% equities, 34% fixed income and a small position in cash, compared with roughly 63% equities, 37% fixed income and the remainder in cash as of September 30, 2016. The equity allocation may vary based on market conditions, and our positioning reflects our belief that equities offered greater risk-adjusted opportunities versus fixed income throughout the period.

The Fund’s equity sleeve outperformed the S&P 500 Index. Outperformance was led by security selection in industrials. This was due in large part to our position in Boeing. Our underweight to the weak-performing energy sector and security selection in information technology also aided relative results. Our holdings in health care and financials detracted on a relative basis.

Aerospace company Boeing was the Fund’s top individual contributor, benefiting from robust global air traffic and better-than-expected demand for its wide-body 777 and 787 planes. The company has decreased production costs for its 787 and increased the plane’s production rate, initiatives that were welcomed by investors. Boeing’s defense business, which accounts for approximately 30% to 40% of the overall business, also performed well.

Janus Investment Fund	1

Janus Henderson Balanced Fund (unaudited)

Additionally, confidence has increased around the company’s growing services business after Boeing announced the integration of its defense and commercial airplane servicing facilities and defined the new areas of the services market it intends to target. Boeing continues to exceed expectations on free cash flow, and as a result was able to increase its dividend and stock buyback program during the period.

Mastercard also performed well. Our investment theme for Mastercard continues to play out, as the company has benefited from consumers and businesses switching from cash and check to plastic and electronic payments. The company continues to take market share, particularly outside of the U.S. where many markets have a lower penetration of electronic payments and are experiencing significantly faster growth in electronic purchase volume. We like Mastercard for its high return on invested capital business and growth potential as well as its strong balance sheet and quality management team.

Microsoft was another large contributor to performance. The tech giant performed well due, in part, to continued strength in its cloud computing business, Azure. As the second-largest provider of cloud-based IT services, we believe that Microsoft’s emphasis on building partnerships with its customers places it in a strong competitive position. Moreover, Microsoft’s new CEO has done an admirable job of discontinuing business lines that do not carry their cost of capital, and we appreciate the company’s focus on share repurchases and dividend.

While the aforementioned stocks contributed to performance, the following companies detracted. Mattel was the largest individual detractor. The toy manufacturer continues to work through excess inventory issues which resulted from a slowdown in toy sales during the 2016 holiday season. The company also cut its dividend over the period, which was negatively received by investors. More bad news impacted the stock when Toys “R” Us, a major customer, filed for bankruptcy late in the period. We continue to like the toy industry as a whole, and believe that Mattel’s placement with online vendors will help them as consumers transition to buying toys online. Increased focus on innovation in products and marketing should also lead to improving market share, and we believe that Mattel’s lineup of brands still has many opportunities in international markets. Additionally, the company appointed a new CEO, formerly an executive at Google, in early 2017 which we believe bodes well for Mattel.

Kroger also detracted, primarily due to increased competition within the grocery store industry. While we do not anticipate Amazon’s acquisition of Whole Foods and the subsequent reduction of in-store prices to have a material impact on Kroger, the move created noise for all grocers over the period. A more prominent concern relates to German grocer Lidl’s expansion into the U.S. Kroger reduced prices to compete with this threat and its gross margins suffered as a result. The company also removed long-term guidance, as it has opted to accelerate capital investment to improve its stores and its “ClickList” technology, which allows customers to order online and pick up in the store. This was negatively received by investors, but in our view, Kroger is investing appropriately for the long term and the company remains on the leading edge of any potential online grocery transition. Further, we expect the recent uptick in food price inflation to be beneficial for Kroger. We are closely monitoring the stock.

Allergan also weighed on performance. The stock declined late in the period as a result of a complicated patent dispute concerning Restasis, the firm’s blockbuster medicine for dry eye. Several generic drug makers are challenging Allergan’s patent in federal courts, as well as through inter partes review (IPR). Native American tribes are protected from the IPR process, so when Allergan transferred its patent to the Saint Regis Mohawk Tribe, the move was criticized by lawmakers. The decision may have cast a negative light on Allergan, but we believe the company is pursuing a valid line of defense, just as the generic drug makers are using legal tactics to try to invalidate Allergan’s intellectual property. We will monitor the situation, but continue to like Allergan for its popular products, such as wrinkle treatments Botox and Juvéderm. Additionally, we think the company gets little credit for its pipeline, though that could change over the next 12 to 24 months, with several meaningful data results expected in that time frame.

The Fund’s fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the period. Outperformance was driven by our corporate credit allocation. As spreads tightened, our overweight in investment-grade corporates contributed positively to performance. Our emphasis on owning securities in the lowest tier of investment-grade ratings was particularly beneficial, as “riskier” assets generally performed well during the period. For similar reasons, our out-of-index allocation to high yield was a leading contributor. Our focus on securities that can provide greater spread carry than the index was a large contributor to outperformance.

2	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund (unaudited)

Carry is a measure of excess income generated by the Fund’s holdings.

At the credit sector level, banking and brokerage, asset managers and exchanges were among the largest contributors. Financials generally performed well throughout the period, benefiting from the prospect of a more relaxed regulatory environment under the Trump administration and rising interest rates, which help pad net interest income. Our overweight allocations in both sectors benefited relative results.

Security selection also helped in brokerage, asset managers and exchanges. Asset manager Neuberger Berman was a leading relative corporate credit contributor. The company benefited from increased liquidity in the name after the company issued a bond early in 2017. Although we continue to like the company’s conservative management team and its commitment to reducing leverage, our target valuation was realized and we trimmed our position.

Our overweight to the technology sector also aided performance. Global growth and the anticipation of greater capital investment lifted the sector for much of the period. Additionally, spread compression across a number of our overweight positions supported relative results.

We added to our position in AT&T and the multinational telecommunications conglomerate proved to be our leading individual contributor to relative performance. We participated in the company’s $23 billion new issue, proceeds from which will be used to fund its acquisition of Time Warner. AT&T appeared undervalued versus its peers for much of the period, and the new issue gave us an opportunity to build our position at a reasonable valuation in a company with defensive characteristics and stable fundamentals.

No credit sector or individual corporate issuer meaningfully weighed on relative performance.

At the asset class level, our commercial mortgage-backed securities (CMBS) boosted relative results, primarily due to spread carry and the shorter-dated nature of our holdings. Security selection in asset-backed securities (ABS) also proved beneficial. Our CMBS and ABS exposure is concentrated in securities in which our analysts can form a constructive fundamental view on the underlying assets. We allocate to higher-quality, shorter-duration positions that we believe can offer cash flow stability.

Our allocation to U.S. Treasurys was the leading asset class detractor, on a relative basis. While our underweight helped results in a rising-rate environment, it was more than offset by our yield curve positioning. Mortgage-backed securities (MBS) further detracted from relative performance. Our MBS holdings, which emphasize specified pools with lower prepayment risk and higher coupons, lagged the positions in the index. Government-related securities also detracted. Government-related securities include government agency debt as well as debt issued by state-owned firms, including a number of emerging market issuers. The weaker dollar, stronger global growth and generally limited market volatility supported strength in emerging markets over the period and our zero weight to government-related debt weighed on results.

OUTLOOK

Barring a shock to the market such as a rapid rise in interest rates or a geopolitical event, we expect the equity market to continue grinding higher in the months ahead. While we anticipate the Fed will raise rates in December, the gradual pace of tightening should continue to foster a benign rate environment, and that bodes well for stocks. Modest economic growth in the U.S. and improvement in the global growth picture adds to the favorable environment for equities. Additionally, should personal tax cuts and corporate tax reform come to pass in the U.S., stocks should continue to capture investors’ interest, particularly versus fixed income.

There is no question that equities are trading at historically high multiples. However, unlike other market peaks, we are not concerned about bubble-like symptoms. We continue to believe that stocks are reasonably valued, and we are still identifying attractive investment opportunities, particularly in health care and financials. We remain focused on companies with strong growth prospects and those that are innovating through the use of technology to improve the efficiency and quality of product offerings.

Within the fixed income sleeve, we see potential tailwinds for inflation and a higher Fed funds rate. While the inflation pickup is unlikely to be sustainable, we believe these pops could jolt the bond market. We agree that the Fed’s tightening cycle will remain gradual, but we expect the number of forthcoming hikes to fall between Fed and market expectations. In the months ahead, we expect range-bound Treasury yields, although they will likely bump up against the higher end of that range. We are

Janus Investment Fund	3

Janus Henderson Balanced Fund (unaudited)

actively managing yield curve positioning with a focus on capital preservation.

We are cautiously optimistic for corporate credit, as both fundamentals and technicals remain supportive of the asset class. Earnings have been decent, companies are adequately covering their interest expense and investors continue to reach for yield. Still, valuations are stretched and we remain in the later stages of the credit cycle. We expect a continued sideways grind, or modest spread tightening, in credit. We see few catalysts outside of tax reform that will drive spreads significantly tighter. As such, we remain focused on higher quality credit, companies with less cyclicality and issuers with cash flow stability. We are actively seeking strong risk-adjusted opportunities in sectors that may benefit from U.S. tax reform. We are avoiding those issuers we expect to engage in merger and acquisition activity. Our goal is to participate in spread tightening, but our priority is to provide capital preservation and strong risk-adjusted returns for our clients.

Thank you for investing in the Janus Henderson Balanced Fund.

4	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Boeing Co	3.57%	Mattel Inc	-0.45%
	Mastercard Inc	1.69%	Kroger Co	-0.43%
	Microsoft Corp	1.60%	Allergan PLC	-0.24%
	CSX Corp	1.33%	Medtronic PLC	-0.18%
	CME Group Inc	1.13%	Colony NorthStar Inc	-0.07%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	4.20%	13.49%	10.16%
	Energy	1.55%	0.66%	6.62%
	Information Technology	0.64%	21.40%	22.06%
	Telecom Services	0.50%	0.00%	2.35%
	Real Estate	0.46%	4.56%	2.90%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.34%	12.00%	14.09%
	Financials	-0.31%	12.84%	14.31%
	Other**	-0.11%	0.75%	0.00%
	Consumer Staples	0.01%	11.53%	9.22%
	Materials	0.04%	3.41%	2.86%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	5

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.5%
Mastercard Inc
Information Technology Services	3.1%
Boeing Co
Aerospace & Defense	2.7%
Alphabet Inc - Class C
Internet Software & Services	2.3%
Altria Group Inc
Tobacco	2.1%
13.7%

Asset Allocation - (% of Net Assets)
Common Stocks	65.0%
Corporate Bonds	17.0%
Mortgage-Backed Securities	8.2%
United States Treasury Notes/Bonds	3.4%
Asset-Backed/Commercial Mortgage-Backed Securities	3.3%
Bank Loans and Mezzanine Loans	1.6%
Investment Companies	1.3%
U.S. Government Agency Notes	0.7%
Preferred Stocks	0.1%
Other	(0.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

6	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	15.44%	8.94%	7.05%	9.61%	0.94%
Class A Shares at MOP	8.80%	7.65%	6.42%	9.35%
Class C Shares at NAV	14.67%	8.16%	6.28%	8.93%	1.67%
Class C Shares at CDSC	13.67%	8.16%	6.28%	8.93%
Class D Shares(1)	15.68%	9.17%	7.24%	9.69%	0.73%
Class I Shares	15.79%	9.25%	7.16%	9.66%	0.67%
Class N Shares	15.84%	9.33%	7.16%	9.66%	0.59%
Class R Shares	15.02%	8.52%	6.62%	9.22%	1.34%
Class S Shares	15.30%	8.79%	6.88%	9.45%	1.09%
Class T Shares	15.62%	9.07%	7.16%	9.66%	0.84%
S&P 500 Index	18.61%	14.22%	7.44%	9.62%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%	5.49%
Balanced Index	9.96%	8.73%	6.28%	8.04%
Morningstar Quartile - Class T Shares	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	19/849	157/772	26/605	18/194

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	7

Janus Henderson Balanced Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

8	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,071.90	$4.88	$1,000.00	$1,020.36	$4.76	0.94%
Class C Shares	$1,000.00	$1,068.30	$8.35	$1,000.00	$1,017.00	$8.14	1.61%
Class D Shares	$1,000.00	$1,072.90	$3.74	$1,000.00	$1,021.46	$3.65	0.72%
Class I Shares	$1,000.00	$1,073.40	$3.38	$1,000.00	$1,021.81	$3.29	0.65%
Class N Shares	$1,000.00	$1,074.00	$2.96	$1,000.00	$1,022.21	$2.89	0.57%
Class R Shares	$1,000.00	$1,070.20	$6.85	$1,000.00	$1,018.45	$6.68	1.32%
Class S Shares	$1,000.00	$1,071.20	$5.56	$1,000.00	$1,019.70	$5.42	1.07%
Class T Shares	$1,000.00	$1,072.60	$4.26	$1,000.00	$1,020.96	$4.15	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 3.3%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$8,345,000	$8,527,327
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	5,730,000	5,784,526
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	5,659,000	5,784,630
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	34,080,000	33,354,130
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 5.2344%, 12/15/31 (144A)	916,000	887,561
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.7344%, 12/15/31 (144A)	3,816,490	3,593,432
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,808,000	4,891,839
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 2.9844%, 7/15/30 (144A)	4,089,000	4,088,994
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.7344%, 7/15/30 (144A)	2,579,000	2,578,994
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	14,841,317	14,952,650
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	10,343,078	10,748,455
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 2.1000%, 3.3340%, 11/15/33 (144A)	2,581,000	2,589,055
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 3.5000%, 4.7340%, 11/15/33 (144A)	3,369,000	3,387,923
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 4.6500%, 5.8840%, 11/15/33 (144A)	7,706,000	7,763,736
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	3,899,000	3,898,610
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	4,600,000	4,599,540
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	15,046,538	15,203,924
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	2,070,000	2,060,250
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	10,600,000	10,729,956
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.2372%, 7/25/24	8,366,136	8,808,175
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.1372%, 11/25/24	10,237,568	11,595,927
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.2372%, 5/25/25	2,658,791	2,833,575
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 5.7372%, 2/25/24	16,000,501	18,378,646
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 4.8372%, 4/25/24	11,842,224	12,940,042
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	10,967,428	10,300,610
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	9,067,000	9,014,891
GS Mortgage Securities Corp II, 3.4750%, 9/10/37 (144A)	6,200,000	6,336,518
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	3,713,000	3,726,147
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.1844%, 7/15/31 (144A)	4,833,000	4,840,575
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.6344%, 8/15/32 (144A)	7,508,000	7,531,375
Houston Galleria Mall Trust 2015-HGLR, 3.0866%, 3/5/37 (144A)	3,414,000	3,383,362
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	7,805,000	7,865,723
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8502%, 11/15/43 (144A)‡	4,424,000	4,524,730
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 7/15/36 (144A)	2,493,000	2,511,667
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 5.7361%, 7/15/36 (144A)	7,936,000	8,025,145
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	5,266,000	5,279,568
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	1,629,000	1,656,263
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	2,491,000	2,527,564
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	1,403,743	1,404,103
LB-UBS Commercial Mortgage Trust 2007-C7, 6.3892%, 9/15/45‡	4,526,755	4,593,368

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	$5,449,000	$5,408,592
MAD Mortgage Trust 2017-330M, 3.2944%, 8/15/34 (144A)‡	3,576,000	3,614,939
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	8,151,000	8,295,895
MSSG Trust 2017-237P, 3.6900%, 9/13/39 (144A)	1,427,000	1,452,699
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	2,790,000	2,788,781
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	2,370,000	2,355,955
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	1,918,000	1,935,146
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	10,630,000	10,661,826
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	5,664,000	5,742,265
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	6,009,000	6,093,834
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	10,292,000	10,544,146
Shops at Crystals Trust 2016-CSTL, 3.1255%, 7/5/36 (144A)	6,049,000	6,001,383
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 3.7344%, 11/15/27 (144A)	3,173,000	3,147,906
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.4844%, 11/15/27 (144A)	9,697,000	9,379,846
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.3844%, 11/15/27 (144A)	5,140,000	4,940,367
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2356%, 7/24/18 (144A)§	13,685,000	13,682,806
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	11,019,690	11,234,574
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	6,138,019	6,237,770
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	9,267,450	9,407,481
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2736%, 5/15/46‡	3,503,121	3,557,877
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 1/15/27 (144A)	2,999,000	3,000,318
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.2500%, 3.4767%, 2/15/27 (144A)	5,786,000	5,781,994
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 3.2500%, 4.4767%, 2/15/27 (144A)	1,499,000	1,497,973
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	18,070,220	18,232,310
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $438,390,397)		438,500,189
Bank Loans and Mezzanine Loans – 1.6%
Banking – 0%
Vantiv LLC - Term Loan B, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	2,174,000	2,174,000
Vantiv LLC - Term Loan B1, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	610,000	609,543
		2,783,543
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.3328%, 6/1/24	24,688,125	24,798,728
Capital Goods – 0.1%
Reynolds Group Holdings Inc, ICE LIBOR USD + 3.0000%, 4.2350%, 2/5/23	17,860,025	17,924,321
Communications – 0.5%
Level 3 Financing Inc, ICE LIBOR USD + 2.2500%, 3.4856%, 2/22/24	34,025,000	33,998,460
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	1,082,804	1,085,316
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	8,647,100	8,667,161
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.2350%, 10/4/23	12,419,248	12,430,922
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 1/19/21	989,030	988,872
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.4872%, 1/19/24	9,055,830	9,063,075
		66,233,806
Consumer Cyclical – 0.6%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.2350%, 3/28/24	10,229,853	10,259,724
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 10/25/23	28,188,001	28,299,062
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.2344%, 6/16/23	27,732,002	27,835,997
Landry's Inc, ICE LIBOR USD + 3.2500%, 4.4883%, 10/4/23	13,158,618	13,187,481
		79,582,264
Consumer Non-Cyclical – 0.1%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.4900%, 5/24/24	2,794,014	2,799,448

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Non-Cyclical – (continued)
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.3328%, 3/7/24	$7,751,136	$7,787,102
		10,586,550
Technology – 0.1%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.2350%, 12/29/22	15,115,241	15,145,472
Total Bank Loans and Mezzanine Loans (cost $217,290,459)		217,054,684
Corporate Bonds – 17.0%
Asset-Backed Securities – 0.1%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	11,769,000	11,747,545
Banking – 3.2%
Ally Financial Inc, 3.2500%, 11/5/18	5,936,000	5,980,520
Ally Financial Inc, 8.0000%, 12/31/18	3,447,000	3,687,256
Bank of America Corp, 2.5030%, 10/21/22	26,016,000	25,762,773
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	6,210,000	6,202,719
Bank of America Corp, 4.1830%, 11/25/27	12,569,000	13,022,170
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	12,793,000	13,525,636
Bank of New York Mellon Corp, 2.4500%, 8/17/26	2,042,000	1,942,967
Bank of New York Mellon Corp, 3.2500%, 5/16/27	16,234,000	16,461,949
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.7461%, 9/1/23	12,751,000	13,077,076
Citigroup Inc, 3.2000%, 10/21/26	8,226,000	8,104,464
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	22,253,000	22,835,224
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	5,260,000	5,259,705
Citizens Financial Group Inc, 3.7500%, 7/1/24	3,650,000	3,651,417
Citizens Financial Group Inc, 4.3500%, 8/1/25	2,506,000	2,598,958
Citizens Financial Group Inc, 4.3000%, 12/3/25	14,006,000	14,656,024
Discover Financial Services, 3.9500%, 11/6/24	6,693,000	6,849,219
Discover Financial Services, 3.7500%, 3/4/25	9,121,000	9,153,748
First Republic Bank/CA, 4.6250%, 2/13/47	4,732,000	4,877,949
Goldman Sachs Capital I, 6.3450%, 2/15/34	14,964,000	18,651,709
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	16,044,000	16,052,422
Goldman Sachs Group Inc, 3.7500%, 2/25/26	5,052,000	5,169,935
Goldman Sachs Group Inc, 3.5000%, 11/16/26	11,356,000	11,385,824
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.5100%, 3.6910%, 6/5/28	5,636,000	5,683,014
JPMorgan Chase & Co, 2.2950%, 8/15/21	15,412,000	15,396,501
JPMorgan Chase & Co, 3.3750%, 5/1/23	17,379,000	17,735,289
JPMorgan Chase & Co, 3.8750%, 9/10/24	4,032,000	4,195,469
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	17,779,000	18,243,891
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	23,279,000	23,310,242
Santander UK PLC, 5.0000%, 11/7/23 (144A)	15,666,000	16,935,432
SVB Financial Group, 5.3750%, 9/15/20	11,289,000	12,254,908
Synchrony Financial, 4.5000%, 7/23/25	12,622,000	13,160,670
Synchrony Financial, 3.7000%, 8/4/26	14,044,000	13,749,040
UBS AG, USD SWAP SEMI 30/360 5YR + 3.7650%, 4.7500%, 5/22/23	8,163,000	8,275,486
US Bancorp, 2.3750%, 7/22/26	13,897,000	13,201,913
Wells Fargo & Co, 3.0000%, 4/22/26	4,140,000	4,064,858
Wells Fargo & Co, 4.1000%, 6/3/26	13,248,000	13,765,030
Wells Fargo & Co, 4.3000%, 7/22/27	11,604,000	12,270,112
		421,151,519
Basic Industry – 0.7%
CF Industries Inc, 6.8750%, 5/1/18	1,530,000	1,572,075
CF Industries Inc, 4.5000%, 12/1/26 (144A)	12,712,000	13,295,286
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	7,349,000	7,440,862
Freeport-McMoRan Inc, 3.1000%, 3/15/20	3,616,000	3,623,232
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	18,723,000	19,135,084
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	9,595,000	9,911,840
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	9,479,000	10,054,673
Sherwin-Williams Co, 2.7500%, 6/1/22	3,731,000	3,755,408
Sherwin-Williams Co, 3.1250%, 6/1/24	4,306,000	4,325,922
Sherwin-Williams Co, 3.4500%, 6/1/27	7,339,000	7,370,054

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Sherwin-Williams Co, 4.5000%, 6/1/47	$3,134,000	$3,278,030
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	1,785,000	1,799,494
Steel Dynamics Inc, 5.0000%, 12/15/26	1,087,000	1,160,373
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	8,927,000	10,243,732
		96,966,065
Brokerage – 0.8%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	4,876,000	5,041,604
CBOE Holdings Inc, 3.6500%, 1/12/27	12,328,000	12,618,452
Charles Schwab Corp, 3.0000%, 3/10/25	3,800,000	3,798,242
E*TRADE Financial Corp, 2.9500%, 8/24/22	12,218,000	12,241,434
E*TRADE Financial Corp, 3.8000%, 8/24/27	9,424,000	9,532,513
E*TRADE Financial Corp, ICE LIBOR USD 3 Month + 4.4350%, 5.8750%µ	1,928,000	2,053,320
Lazard Group LLC, 4.2500%, 11/14/20	10,844,000	11,453,824
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	11,157,000	10,774,897
Raymond James Financial Inc, 5.6250%, 4/1/24	6,315,000	7,157,178
Raymond James Financial Inc, 3.6250%, 9/15/26	6,566,000	6,573,345
Raymond James Financial Inc, 4.9500%, 7/15/46	11,232,000	12,072,224
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	4,041,000	4,598,860
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	6,300,000	6,427,823
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	7,161,000	7,402,190
		111,745,906
Capital Goods – 0.6%
Arconic Inc, 5.1250%, 10/1/24	1,144,000	1,217,330
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	1,778,000	1,823,784
Ball Corp, 4.3750%, 12/15/20	6,400,000	6,720,000
CNH Industrial Capital LLC, 3.6250%, 4/15/18	6,923,000	6,968,346
CRH America Finance Inc, 3.4000%, 5/9/27 (144A)	2,451,000	2,461,088
Eagle Materials Inc, 4.5000%, 8/1/26	901,000	939,293
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%µ	11,951,000	12,640,573
Martin Marietta Materials Inc, 4.2500%, 7/2/24	6,259,000	6,639,208
Masco Corp, 4.3750%, 4/1/26	1,033,000	1,097,046
Owens Corning, 4.2000%, 12/1/24	5,764,000	6,068,953
Owens Corning, 3.4000%, 8/15/26	2,772,000	2,732,310
Rockwell Collins Inc, 3.2000%, 3/15/24	5,546,000	5,642,823
Rockwell Collins Inc, 3.5000%, 3/15/27	9,482,000	9,663,458
Vulcan Materials Co, 7.5000%, 6/15/21	4,214,000	4,925,081
Vulcan Materials Co, 4.5000%, 4/1/25	12,074,000	12,878,818
		82,418,111
Communications – 2.3%
American Tower Corp, 3.3000%, 2/15/21	9,861,000	10,102,185
American Tower Corp, 3.4500%, 9/15/21	1,021,000	1,056,315
American Tower Corp, 3.5000%, 1/31/23	1,809,000	1,870,696
American Tower Corp, 4.4000%, 2/15/26	6,462,000	6,831,350
American Tower Corp, 3.3750%, 10/15/26	11,933,000	11,790,549
AT&T Inc, 3.4000%, 8/14/24	8,630,000	8,639,949
AT&T Inc, 3.4000%, 5/15/25	1,941,000	1,909,944
AT&T Inc, 4.2500%, 3/1/27	9,159,000	9,409,589
AT&T Inc, 3.9000%, 8/14/27	7,155,000	7,163,078
AT&T Inc, 5.2500%, 3/1/37	12,451,000	13,051,584
AT&T Inc, 5.1500%, 2/14/50	19,090,000	19,236,091
AT&T Inc, 5.3000%, 8/14/58	13,300,000	13,402,302
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	9,203,000	9,479,090
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	11,531,000	11,689,551
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.9080%, 7/23/25	19,081,000	20,390,967
Charter Communications Operating LLC / Charter Communications Operating
Capital, 3.7500%, 2/15/28 (144A)	3,777,000	3,681,433

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.2000%, 3/15/28 (144A)	$10,011,000	$10,123,113
Charter Communications Operating LLC / Charter Communications Operating
Capital, 6.4840%, 10/23/45	1,646,000	1,934,379
Charter Communications Operating LLC / Charter Communications Operating
Capital, 5.3750%, 5/1/47 (144A)	4,108,000	4,250,719
Comcast Corp, 2.3500%, 1/15/27	7,839,000	7,313,483
Comcast Corp, 3.3000%, 2/1/27	5,603,000	5,678,065
Comcast Corp, 3.4000%, 7/15/46	1,361,000	1,253,609
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	9,097,000	9,036,157
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	12,415,000	12,143,977
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	8,251,000	8,116,733
Cox Communications Inc, 4.6000%, 8/15/47 (144A)	2,108,000	2,095,440
Crown Castle International Corp, 5.2500%, 1/15/23	8,048,000	8,906,372
Crown Castle International Corp, 3.2000%, 9/1/24	8,196,000	8,153,687
Crown Castle International Corp, 3.6500%, 9/1/27	14,871,000	14,856,248
NBCUniversal Media LLC, 4.4500%, 1/15/43	2,469,000	2,649,398
Time Warner Inc, 3.6000%, 7/15/25	7,886,000	7,911,385
UBM PLC, 5.7500%, 11/3/20 (144A)	12,326,000	12,937,224
Verizon Communications Inc, 2.6250%, 8/15/26	24,780,000	23,206,222
Verizon Communications Inc, 4.1250%, 3/16/27	6,545,000	6,830,290
Verizon Communications Inc, 4.1250%, 8/15/46	9,119,000	8,284,871
Verizon Communications Inc, 4.8620%, 8/21/46	4,874,000	4,960,039
		310,346,084
Consumer Cyclical – 1.8%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	13,138,000	13,482,872
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	12,232,000	12,277,870
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	6,030,000	6,039,095
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	19,195,000	19,268,826
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	7,147,000	7,226,430
Coach Inc, 3.0000%, 7/15/22	4,032,000	4,026,061
Coach Inc, 4.1250%, 7/15/27	4,032,000	4,051,597
CVS Health Corp, 2.8000%, 7/20/20	19,618,000	19,958,156
CVS Health Corp, 4.7500%, 12/1/22	4,899,000	5,356,450
CVS Health Corp, 5.0000%, 12/1/24	6,548,000	7,247,654
DR Horton Inc, 3.7500%, 3/1/19	8,628,000	8,789,265
DR Horton Inc, 4.0000%, 2/15/20	1,655,000	1,713,685
Ford Motor Co, 4.3460%, 12/8/26	12,533,000	13,023,844
General Motors Co, 4.8750%, 10/2/23	9,355,000	10,114,302
General Motors Financial Co Inc, 3.9500%, 4/13/24	25,413,000	26,018,196
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	2,393,000	2,434,878
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	1,747,000	1,777,573
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	6,113,000	6,586,757
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	7,749,000	8,291,430
McDonald's Corp, 3.5000%, 3/1/27	20,325,000	20,883,364
McDonald's Corp, 4.8750%, 12/9/45	6,951,000	7,817,130
MDC Holdings Inc, 5.5000%, 1/15/24	9,466,000	10,196,775
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	5,515,000	5,975,944
Toll Brothers Finance Corp, 4.0000%, 12/31/18	3,421,000	3,476,591
Toll Brothers Finance Corp, 5.8750%, 2/15/22	3,120,000	3,439,800
Toll Brothers Finance Corp, 4.3750%, 4/15/23	1,787,000	1,867,415
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	8,116,000	8,085,626
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	1,394,000	1,454,968
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	2,602,000	2,735,352
		243,617,906
Consumer Non-Cyclical – 2.5%
Abbott Laboratories, 3.8750%, 9/15/25	1,938,000	2,002,234
Abbott Laboratories, 3.7500%, 11/30/26	3,130,000	3,210,396

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Allergan Funding SCS, 3.8000%, 3/15/25	$17,299,000	$17,959,118
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	3,394,000	3,448,285
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	15,562,000	16,129,124
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	28,360,000	29,327,789
Becton Dickinson and Co, 2.8940%, 6/6/22	6,201,000	6,214,358
Becton Dickinson and Co, 3.3630%, 6/6/24	13,786,000	13,909,127
Becton Dickinson and Co, 3.7000%, 6/6/27	9,781,000	9,857,701
Cardinal Health Inc, 2.6160%, 6/15/22	6,327,000	6,319,970
Cardinal Health Inc, 3.0790%, 6/15/24	4,091,000	4,117,861
Cardinal Health Inc, 3.4100%, 6/15/27	8,125,000	8,149,268
Constellation Brands Inc, 4.7500%, 12/1/25	1,362,000	1,486,490
Constellation Brands Inc, 3.7000%, 12/6/26	9,126,000	9,330,360
Constellation Brands, Inc., 4.2500%, 5/1/23	11,794,000	12,637,654
Danone SA, 2.0770%, 11/2/21 (144A)	12,817,000	12,588,297
Danone SA, 2.5890%, 11/2/23 (144A)	7,729,000	7,590,068
Express Scripts Holding Co, 3.5000%, 6/15/24	4,761,000	4,829,332
Express Scripts Holding Co, 3.4000%, 3/1/27	5,449,000	5,369,519
HCA Inc, 3.7500%, 3/15/19	6,307,000	6,441,024
HCA Inc, 5.8750%, 5/1/23	2,205,000	2,397,938
HCA Inc, 5.0000%, 3/15/24	7,678,000	8,177,070
HCA Inc, 5.3750%, 2/1/25	5,444,000	5,736,615
HCA Inc, 5.2500%, 6/15/26	3,800,000	4,094,500
HCA Inc, 4.5000%, 2/15/27	3,736,000	3,820,060
HCA Inc, 5.5000%, 6/15/47	3,922,000	4,064,172
Life Technologies Corp, 6.0000%, 3/1/20	7,598,000	8,253,719
McCormick & Co Inc/MD, 3.1500%, 8/15/24	5,812,000	5,858,065
McCormick & Co Inc/MD, 3.4000%, 8/15/27	5,841,000	5,859,144
Molson Coors Brewing Co, 3.0000%, 7/15/26	15,938,000	15,494,065
Molson Coors Brewing Co, 4.2000%, 7/15/46	3,821,000	3,804,179
Newell Brands Inc, 5.0000%, 11/15/23	6,387,000	6,809,954
Reckitt Benckiser Treasury Services PLC, 2.3750%, 6/24/22 (144A)	8,117,000	8,094,394
Reckitt Benckiser Treasury Services PLC, 2.7500%, 6/26/24 (144A)	7,728,000	7,669,015
Reckitt Benckiser Treasury Services PLC, 3.0000%, 6/26/27 (144A)	11,684,000	11,551,646
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	7,511,000	7,482,837
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	10,189,000	10,040,331
Sysco Corp, 2.5000%, 7/15/21	2,573,000	2,588,782
Sysco Corp, 3.3000%, 7/15/26	6,460,000	6,512,735
Sysco Corp, 3.2500%, 7/15/27	4,583,000	4,566,699
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	8,507,000	7,893,004
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	8,803,000	9,111,105
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	5,917,000	6,100,284
		336,898,288
Electric – 0.7%
Dominion Energy Inc, 2.0000%, 8/15/21	1,424,000	1,400,070
Dominion Energy Inc, 2.8500%, 8/15/26	1,969,000	1,894,636
Duke Energy Corp, 1.8000%, 9/1/21	3,817,000	3,738,995
Duke Energy Corp, 2.4000%, 8/15/22	5,355,000	5,315,314
Duke Energy Corp, 2.6500%, 9/1/26	10,747,000	10,273,159
Duke Energy Corp, 3.1500%, 8/15/27	8,215,000	8,140,309
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	1,841,000	1,880,121
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	3,394,000	3,457,637
PPL Capital Funding Inc, 3.1000%, 5/15/26	13,279,000	13,054,492
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	10,116,000	10,947,663
Southern Co, 2.3500%, 7/1/21	11,589,000	11,521,769
Southern Co, 2.9500%, 7/1/23	8,295,000	8,334,408
Southern Co, 3.2500%, 7/1/26	11,649,000	11,510,794
		91,469,367
Energy – 1.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	3,314,000	3,550,122

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	$4,063,000	$4,121,208
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	4,157,000	4,131,326
Cenovus Energy Inc, 5.7000%, 10/15/19	256,000	271,283
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	4,642,000	4,957,487
ConocoPhillips Co, 4.9500%, 3/15/26	9,788,000	11,029,213
Enbridge Energy Partners LP, 5.8750%, 10/15/25	5,995,000	6,834,099
Energy Transfer Equity LP, 5.8750%, 1/15/24	6,557,000	7,040,579
Energy Transfer LP, 4.1500%, 10/1/20	5,769,000	6,023,976
Energy Transfer LP, 4.7500%, 1/15/26	2,638,000	2,775,757
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	5,289,000	5,695,125
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	5,654,000	5,868,295
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	550,000	607,689
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,817,000	8,344,766
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	1,567,000	1,625,763
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	4,019,000	4,211,309
NuStar Logistics LP, 5.6250%, 4/28/27	7,871,000	8,303,905
Oceaneering International Inc, 4.6500%, 11/15/24	9,297,000	9,243,206
Phillips 66 Partners LP, 3.6050%, 2/15/25	6,325,000	6,309,514
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	2,971,000	3,058,532
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	2,876,000	2,917,735
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	7,308,000	8,086,980
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	11,316,000	12,064,732
TC PipeLines LP, 3.9000%, 5/25/27	8,610,000	8,620,461
Williams Cos Inc, 3.7000%, 1/15/23	3,482,000	3,464,590
Williams Partners LP, 3.7500%, 6/15/27	14,490,000	14,462,767
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	5,106,000	5,343,786
		158,964,205
Finance Companies – 0.2%
Park Aerospace Holdings Ltd, 3.6250%, 3/15/21 (144A)	6,261,000	6,276,652
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	3,837,000	3,986,163
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	10,445,000	10,967,250
		21,230,065
Financial Institutions – 0.3%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	12,487,000	13,089,357
Kennedy-Wilson Inc, 5.8750%, 4/1/24	21,234,000	21,871,020
		34,960,377
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	5,311,000	5,666,733
Insurance – 0.2%
Aetna Inc, 2.8000%, 6/15/23	5,166,000	5,191,958
Centene Corp, 4.7500%, 5/15/22	751,000	783,856
Centene Corp, 6.1250%, 2/15/24	1,840,000	1,989,500
Centene Corp, 4.7500%, 1/15/25	2,205,000	2,287,688
UnitedHealth Group Inc, 3.7500%, 7/15/25	3,128,000	3,318,263
UnitedHealth Group Inc, 3.1000%, 3/15/26	2,074,000	2,097,423
UnitedHealth Group Inc, 3.4500%, 1/15/27	2,032,000	2,102,286
UnitedHealth Group Inc, 3.3750%, 4/15/27	1,037,000	1,066,186
WellCare Health Plans Inc, 5.2500%, 4/1/25	8,924,000	9,392,510
		28,229,670
Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,427,000	5,480,027
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	15,518,000	16,554,534
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	8,408,000	8,849,912
Digital Realty Trust LP, 3.7000%, 8/15/27	4,805,000	4,852,029
Senior Housing Properties Trust, 6.7500%, 4/15/20	3,517,000	3,790,227
Senior Housing Properties Trust, 6.7500%, 12/15/21	3,904,000	4,361,136
SL Green Realty Corp, 5.0000%, 8/15/18	8,387,000	8,556,679
SL Green Realty Corp, 7.7500%, 3/15/20	16,472,000	18,346,848
		70,791,392

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – 1.8%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	$8,629,000	$8,861,945
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	34,814,000	35,841,022
Cadence Design Systems Inc, 4.3750%, 10/15/24	19,609,000	20,334,366
Equifax Inc, 2.3000%, 6/1/21	3,302,000	3,225,223
Equifax Inc, 3.3000%, 12/15/22	10,138,000	10,083,907
Fidelity National Information Services Inc, 3.6250%, 10/15/20	3,269,000	3,403,419
Fidelity National Information Services Inc, 4.5000%, 10/15/22	3,762,000	4,063,362
First Data Corp, 7.0000%, 12/1/23 (144A)	12,202,000	13,029,296
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	14,295,000	14,563,031
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	3,689,000	3,859,616
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	2,809,000	2,938,916
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	10,682,000	11,135,985
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	6,135,000	6,595,125
Seagate HDD Cayman, 4.7500%, 1/1/25	8,971,000	8,730,187
Seagate HDD Cayman, 4.8750%, 6/1/27	906,000	853,938
Total System Services Inc, 3.8000%, 4/1/21	6,270,000	6,517,513
Total System Services Inc, 4.8000%, 4/1/26	13,400,000	14,638,594
Trimble Inc, 4.7500%, 12/1/24	21,690,000	23,299,016
Verisk Analytics Inc, 4.8750%, 1/15/19	7,152,000	7,398,713
Verisk Analytics Inc, 5.8000%, 5/1/21	12,091,000	13,348,216
Verisk Analytics Inc, 4.1250%, 9/12/22	6,970,000	7,358,279
Verisk Analytics Inc, 5.5000%, 6/15/45	8,208,000	9,308,470
VMware Inc, 2.9500%, 8/21/22	6,682,000	6,704,439
VMware Inc, 3.9000%, 8/21/27	1,936,000	1,956,242
		238,048,820
Transportation – 0%
FedEx Corp, 3.9000%, 2/1/35	1,081,000	1,095,234
FedEx Corp, 4.4000%, 1/15/47	471,000	489,321
		1,584,555
Total Corporate Bonds (cost $2,218,123,671)		2,265,836,608
Mortgage-Backed Securities – 8.2%
Fannie Mae Pool:
4.0000%, 9/1/29	3,699,151	3,933,306
6.0000%, 10/1/35	2,857,320	3,259,152
6.0000%, 12/1/35	3,271,609	3,740,793
6.0000%, 2/1/37	579,065	670,522
6.0000%, 10/1/38	2,138,143	2,431,772
7.0000%, 2/1/39	744,369	863,022
5.5000%, 12/1/39	4,631,747	5,158,104
5.5000%, 3/1/40	3,930,804	4,434,298
5.5000%, 4/1/40	9,221,225	10,254,325
5.0000%, 10/1/40	1,834,233	2,036,894
5.5000%, 2/1/41	2,275,062	2,566,507
5.0000%, 5/1/41	4,750,465	5,189,594
5.5000%, 5/1/41	3,068,602	3,412,404
5.5000%, 6/1/41	5,201,764	5,782,511
5.5000%, 6/1/41	4,480,816	5,036,170
5.5000%, 7/1/41	517,577	575,359
4.5000%, 8/1/41	3,350,090	3,613,935
5.5000%, 12/1/41	4,217,785	4,693,412
5.5000%, 2/1/42	18,128,033	20,150,552
4.5000%, 6/1/42	1,312,178	1,418,002
4.5000%, 11/1/42	2,233,891	2,431,801
3.5000%, 1/1/43	8,077,526	8,364,364
3.5000%, 2/1/43	16,283,788	16,861,780
3.5000%, 2/1/43	3,841,164	3,977,506
4.5000%, 3/1/43	6,899,373	7,510,045
3.5000%, 1/1/44	14,893,039	15,473,339
3.5000%, 1/1/44	6,614,758	6,872,506

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 4/1/44	$7,467,681	$7,755,430
5.5000%, 5/1/44	4,067,890	4,522,019
4.0000%, 7/1/44	3,117,141	3,338,021
5.0000%, 7/1/44	499,840	557,353
4.0000%, 8/1/44	12,255,024	13,126,526
4.0000%, 8/1/44	4,574,281	4,899,559
4.5000%, 10/1/44	54,372,614	59,777,241
4.5000%, 10/1/44	5,277,396	5,777,860
3.5000%, 2/1/45	15,584,687	16,139,205
4.5000%, 3/1/45	8,950,616	9,799,884
4.0000%, 5/1/45	7,563,339	8,104,631
4.5000%, 5/1/45	8,049,819	8,847,523
4.5000%, 5/1/45	5,101,077	5,606,515
4.5000%, 6/1/45	5,031,404	5,434,597
4.5000%, 9/1/45	3,076,141	3,368,500
4.0000%, 10/1/45	15,407,784	16,425,450
4.5000%, 10/1/45	11,848,217	12,938,724
3.5000%, 12/1/45	4,840,869	5,026,933
4.0000%, 12/1/45	6,767,380	7,252,129
3.5000%, 1/1/46	13,541,262	14,061,738
3.5000%, 1/1/46	11,755,478	12,208,241
4.0000%, 1/1/46	2,972,388	3,178,873
4.5000%, 2/1/46	6,162,005	6,746,849
4.0000%, 5/1/46	10,089,448	10,786,804
4.0000%, 6/1/46	3,251,803	3,476,570
3.5000%, 7/1/46	8,620,149	8,938,023
3.5000%, 7/1/46	8,515,746	8,834,180
4.5000%, 7/1/46	12,232,600	13,393,621
4.5000%, 7/1/46	5,974,766	6,493,626
3.5000%, 8/1/46	5,219,181	5,399,372
4.0000%, 8/1/46	643,810	686,002
4.0000%, 8/1/46	622,302	663,889
4.0000%, 8/1/46	549,240	585,235
4.0000%, 8/1/46	416,730	444,041
4.0000%, 10/1/46	5,909,869	6,292,144
4.0000%, 11/1/46	3,106,170	3,327,488
4.5000%, 11/1/46	5,317,563	5,824,945
4.5000%, 11/1/46	2,402,739	2,622,847
3.5000%, 12/1/46	824,792	852,688
3.5000%, 12/1/46	188,294	194,658
4.5000%, 12/1/46	5,068,368	5,473,973
3.5000%, 1/1/47	3,063,521	3,167,850
3.5000%, 1/1/47	599,317	619,571
3.5000%, 1/1/47	369,804	382,397
4.0000%, 1/1/47	3,824,205	4,082,102
4.0000%, 2/1/47	8,127,108	8,687,785
4.5000%, 2/1/47	9,466,088	10,288,672
4.0000%, 3/1/47	834,151	888,474
4.0000%, 3/1/47	477,223	509,011
4.0000%, 3/1/47	225,570	240,194
4.0000%, 3/1/47	223,130	237,712
4.0000%, 4/1/47	8,631,967	9,243,158
4.0000%, 4/1/47	1,089,154	1,160,922
4.0000%, 4/1/47	873,016	930,068
4.0000%, 4/1/47	862,345	919,788
4.0000%, 4/1/47	815,742	869,629
4.0000%, 4/1/47	774,122	825,131
4.5000%, 4/1/47	9,724,120	10,651,955
4.0000%, 5/1/47	50,040,128	53,312,773

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 5/1/47	$3,072,462	$3,235,318
4.0000%, 5/1/47	1,161,803	1,238,551
4.0000%, 5/1/47	912,737	972,385
4.0000%, 5/1/47	715,479	762,605
4.0000%, 5/1/47	298,641	318,335
4.5000%, 5/1/47	1,523,130	1,665,930
4.5000%, 5/1/47	1,270,520	1,374,288
4.5000%, 5/1/47	1,254,315	1,368,725
4.5000%, 5/1/47	1,230,678	1,343,310
4.5000%, 5/1/47	929,423	1,015,020
4.5000%, 5/1/47	862,476	941,411
4.5000%, 5/1/47	823,496	896,075
4.5000%, 5/1/47	794,664	864,702
4.5000%, 5/1/47	754,792	823,639
4.5000%, 5/1/47	423,277	460,319
4.5000%, 5/1/47	306,880	335,652
4.5000%, 5/1/47	277,941	303,999
3.5000%, 6/1/47	598,411	619,152
4.0000%, 6/1/47	3,480,185	3,710,082
4.0000%, 6/1/47	3,265,551	3,438,648
4.0000%, 6/1/47	1,882,295	1,998,889
4.0000%, 6/1/47	1,710,149	1,821,673
4.0000%, 6/1/47	1,662,102	1,771,258
4.0000%, 6/1/47	1,574,686	1,695,033
4.0000%, 6/1/47	1,299,979	1,385,506
4.0000%, 6/1/47	778,213	839,843
4.0000%, 6/1/47	744,274	790,376
4.0000%, 6/1/47	590,833	630,285
4.0000%, 6/1/47	486,566	516,705
4.0000%, 6/1/47	354,180	373,064
4.0000%, 6/1/47	212,003	226,931
4.5000%, 6/1/47	5,699,168	6,164,628
4.5000%, 6/1/47	1,003,804	1,085,787
4.5000%, 6/1/47	808,219	871,242
4.5000%, 6/1/47	533,555	583,578
3.5000%, 7/1/47	1,160,215	1,207,223
3.5000%, 7/1/47	698,633	723,272
3.5000%, 7/1/47	523,175	545,343
3.5000%, 7/1/47	316,361	327,714
3.5000%, 7/1/47	316,191	329,198
4.0000%, 7/1/47	13,838,343	14,746,069
4.0000%, 7/1/47	3,396,573	3,620,948
4.0000%, 7/1/47	2,613,904	2,785,770
4.0000%, 7/1/47	2,442,821	2,602,599
4.0000%, 7/1/47	1,344,794	1,443,941
4.0000%, 7/1/47	1,322,597	1,423,678
4.0000%, 7/1/47	1,006,303	1,083,325
4.0000%, 7/1/47	723,868	771,605
4.0000%, 7/1/47	693,088	747,978
4.0000%, 7/1/47	631,350	679,602
4.0000%, 7/1/47	404,891	436,710
4.0000%, 7/1/47	358,374	379,468
4.5000%, 7/1/47	3,960,290	4,361,763
4.5000%, 7/1/47	3,534,854	3,919,322
4.5000%, 7/1/47	3,468,092	3,810,074
3.5000%, 8/1/47	4,441,968	4,580,829
3.5000%, 8/1/47	2,731,428	2,826,063
3.5000%, 8/1/47	2,495,383	2,583,387
3.5000%, 8/1/47	603,166	627,981

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/47	$7,239,646	$7,623,377
4.0000%, 8/1/47	6,090,287	6,413,100
4.0000%, 8/1/47	5,694,952	6,109,626
4.0000%, 8/1/47	3,468,184	3,720,700
4.0000%, 8/1/47	2,589,002	2,758,842
4.0000%, 8/1/47	2,442,240	2,603,297
4.0000%, 8/1/47	1,504,493	1,603,710
4.0000%, 8/1/47	1,069,130	1,152,375
4.5000%, 8/1/47	4,827,525	5,221,799
4.5000%, 8/1/47	919,274	1,012,468
3.5000%, 9/1/47	16,416,013	16,929,194
3.5000%, 9/1/47	2,531,753	2,625,736
4.5000%, 9/1/47	22,320,396	23,992,153
3.5000%, 5/1/56	20,553,943	21,212,929
		782,899,186
Freddie Mac Gold Pool:
3.5000%, 7/1/29	4,476,377	4,684,100
8.0000%, 4/1/32	1,200,683	1,467,346
5.5000%, 10/1/36	1,831,344	2,059,099
6.0000%, 4/1/40	9,832,610	11,392,769
5.5000%, 5/1/41	4,034,685	4,445,549
5.5000%, 8/1/41	9,546,654	10,890,909
5.5000%, 8/1/41	6,068,012	6,844,301
5.5000%, 9/1/41	1,469,819	1,620,876
5.0000%, 3/1/42	4,651,697	5,166,290
3.5000%, 2/1/44	6,053,810	6,263,309
4.5000%, 5/1/44	237,028	257,008
5.0000%, 7/1/44	3,972,263	4,380,844
4.0000%, 8/1/44	3,808,086	4,074,417
4.5000%, 6/1/45	8,215,455	9,027,070
4.5000%, 2/1/46	9,165,956	10,071,039
4.5000%, 2/1/46	5,734,266	6,276,608
4.5000%, 6/1/46	12,898,453	13,997,030
3.5000%, 7/1/46	16,964,400	17,648,078
4.0000%, 6/1/47	13,776,938	14,682,323
3.5000%, 9/1/47	11,422,294	11,787,297
3.5000%, 9/1/47	6,489,166	6,696,529
3.5000%, 9/1/47	5,065,862	5,259,999
4.0000%, 9/1/47	5,859,387	6,169,561
		165,162,351
Ginnie Mae I Pool:
4.9000%, 10/15/34	4,892,145	5,561,319
5.5000%, 9/15/35	471,467	542,969
5.5000%, 8/15/39	8,688,658	10,071,294
5.5000%, 8/15/39	2,912,467	3,375,967
5.5000%, 10/15/39	3,326,395	3,789,026
5.0000%, 5/15/40	494,761	550,254
4.5000%, 7/15/41	3,212,989	3,611,373
4.5000%, 7/15/41	1,076,278	1,175,239
4.5000%, 8/15/41	9,205,236	10,089,408
5.0000%, 9/15/41	884,162	987,672
4.5000%, 5/15/44	4,178,616	4,572,848
4.0000%, 1/15/45	18,908,409	20,075,795
4.0000%, 4/15/45	3,424,962	3,676,398
4.0000%, 7/15/46	12,555,050	13,448,023
4.5000%, 8/15/46	22,001,003	24,073,390
4.5000%, 5/15/47	938,833	1,005,393
4.5000%, 6/15/47	391,483	423,694
4.5000%, 7/15/47	815,110	873,173

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.5000%, 9/15/47	$1,065,230	$1,167,192
		109,070,427
Ginnie Mae II Pool:
4.5000%, 10/20/41	5,556,433	5,929,681
3.5000%, 5/20/42	2,362,792	2,469,749
3.5000%, 9/20/44	6,998,325	7,315,838
5.0000%, 12/20/44	3,359,365	3,767,690
5.0000%, 9/20/45	2,314,719	2,601,495
4.0000%, 10/20/45	8,575,035	9,168,446
4.0000%, 8/20/47	1,708,242	1,821,967
4.0000%, 8/20/47	893,182	952,644
4.0000%, 8/20/47	408,458	435,651
		34,463,161
Total Mortgage-Backed Securities (cost $1,093,468,276)		1,091,595,125
United States Treasury Notes/Bonds – 3.4%
1.2500%, 8/31/19	26,581,000	26,464,708
1.3750%, 9/30/19	109,528,000	109,367,490
1.3750%, 9/15/20	1,182,000	1,173,597
1.6250%, 8/31/22	14,992,000	14,781,175
1.8750%, 9/30/22	1,047,000	1,044,055
2.0000%, 5/31/24	51,185,000	50,743,130
2.2500%, 2/15/27	24,917,000	24,755,429
2.2500%, 8/15/27	10,724,000	10,646,083
2.2500%, 8/15/46	120,657,000	106,017,913
2.8750%, 11/15/46	82,321,000	82,539,665
3.0000%, 2/15/47	5,309,000	5,457,279
3.0000%, 5/15/47	6,555,000	6,740,128
2.7500%, 8/15/47	15,722,000	15,369,483
Total United States Treasury Notes/Bonds (cost $446,417,327)		455,100,135
Common Stocks – 65.0%
Aerospace & Defense – 4.9%
Boeing Co	1,420,629	361,138,098
General Dynamics Corp	644,765	132,550,789
Northrop Grumman Corp	578,138	166,341,865
		660,030,752
Air Freight & Logistics – 0.7%
United Parcel Service Inc	794,316	95,389,408
Automobiles – 1.2%
General Motors Co	4,073,297	164,479,733
Banks – 1.8%
US Bancorp	4,429,092	237,355,040
Beverages – 0.3%
Dr Pepper Snapple Group Inc	433,357	38,339,094
Biotechnology – 2.4%
AbbVie Inc	562,591	49,991,836
Amgen Inc†	1,429,486	266,527,665
		316,519,501
Capital Markets – 3.9%
Blackstone Group LP	2,790,985	93,135,169
CME Group Inc	1,988,347	269,778,921
Morgan Stanley	517,152	24,911,212
TD Ameritrade Holding Corp	2,860,122	139,573,954
		527,399,256
Chemicals – 1.8%
LyondellBasell Industries NV	2,390,638	236,792,694
Construction Materials – 0.3%
Vulcan Materials Co	317,651	37,991,060

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Consumer Finance – 1.5%
American Express Co	759,186	$68,675,966
Synchrony Financial	4,184,872	129,940,276
		198,616,242
Equity Real Estate Investment Trusts (REITs) – 1.8%
Colony NorthStar Inc	5,387,919	67,672,263
Crown Castle International Corp	623,474	62,334,931
MGM Growth Properties LLC	1,467,527	44,333,991
Outfront Media Inc	2,034,547	51,229,893
Starwood Waypoint Homes	416,256	15,139,231
		240,710,309
Food & Staples Retailing – 2.9%
Costco Wholesale Corp	1,182,700	194,305,783
Kroger Co	3,337,728	66,954,824
Sysco Corp	2,305,030	124,356,368
		385,616,975
Food Products – 0.7%
Hershey Co	857,933	93,660,546
Health Care Equipment & Supplies – 2.4%
Abbott Laboratories	2,473,480	131,984,893
Medtronic PLC	2,350,552	182,802,429
		314,787,322
Health Care Providers & Services – 1.0%
Aetna Inc	836,496	133,011,229
Hotels, Restaurants & Leisure – 2.1%
McDonald's Corp	542,645	85,021,619
Norwegian Cruise Line Holdings Ltd*	833,980	45,076,619
Six Flags Entertainment Corp	885,811	53,981,322
Starbucks Corp	1,909,211	102,543,723
		286,623,283
Household Products – 0.3%
Kimberly-Clark Corp	323,493	38,068,656
Industrial Conglomerates – 1.8%
Honeywell International Inc	1,670,488	236,774,969
Information Technology Services – 4.4%
Accenture PLC	905,589	122,317,906
Automatic Data Processing Inc	409,848	44,804,583
Mastercard Inc	2,946,218	416,005,982
		583,128,471
Insurance – 0.4%
Progressive Corp	1,153,998	55,876,583
Internet & Direct Marketing Retail – 1.5%
Priceline Group Inc*	109,355	200,209,321
Internet Software & Services – 2.3%
Alphabet Inc - Class C*	323,893	310,649,015
Leisure Products – 0.8%
Hasbro Inc	749,648	73,218,120
Mattel Inc	2,264,339	35,051,968
		108,270,088
Machinery – 0.4%
Deere & Co	393,421	49,409,743
Media – 2.0%
Comcast Corp	5,729,864	220,485,167
Madison Square Garden Co*	197,258	42,232,938
		262,718,105
Oil, Gas & Consumable Fuels – 1.1%
Suncor Energy Inc	2,317,315	81,175,544
Suncor Energy Inc¤	2,081,628	72,963,764
		154,139,308

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Personal Products – 0.7%
Estee Lauder Cos Inc	869,564	$93,773,782
Pharmaceuticals – 2.5%
Allergan PLC	728,960	149,400,352
Bristol-Myers Squibb Co	1,574,091	100,332,560
Eli Lilly & Co	976,911	83,564,967
		333,297,879
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,£,§	6,162,871	395,868
Real Estate Management & Development – 0.8%
CBRE Group Inc*	2,867,977	108,638,969
Road & Rail – 1.5%
CSX Corp	3,635,605	197,267,927
Semiconductor & Semiconductor Equipment – 2.1%
Intel Corp	4,084,160	155,524,813
Lam Research Corp	658,738	121,892,880
		277,417,693
Software – 5.8%
Activision Blizzard Inc	519,911	33,539,459
Adobe Systems Inc*	1,550,811	231,349,985
Microsoft Corp	6,281,297	467,893,814
salesforce.com Inc*	415,318	38,799,008
		771,582,266
Specialty Retail – 1.8%
Home Depot Inc	1,446,726	236,626,505
Technology Hardware, Storage & Peripherals – 1.8%
Apple Inc	1,564,579	241,132,915
Textiles, Apparel & Luxury Goods – 1.2%
NIKE Inc	3,115,596	161,543,653
Tobacco – 2.1%
Altria Group Inc	4,332,223	274,749,583
Total Common Stocks (cost $5,850,198,205)		8,662,993,743
Preferred Stocks – 0.1%
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	452,705	11,521,342
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	49,485	1,265,331
Total Preferred Stocks (cost $12,576,379)		12,786,673
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $178,494,294)	178,494,294	178,494,294
U.S. Government Agency Notes – 0.7%
United States Treasury Bill:
0%, 2/22/18◊	$40,927,000	40,747,227
0%, 9/13/18◊	53,134,000	52,484,802
Total U.S. Government Agency Notes (cost $93,228,533)		93,232,029
Total Investments (total cost $10,548,187,541) – 100.6%		13,415,593,480
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(84,548,518)
Net Assets – 100%		$13,331,044,962

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$12,999,105,210	96.9%
Canada	198,667,599	1.5
United Kingdom	68,135,374	0.5
Belgium	48,905,198	0.4
Ireland	25,514,937	0.2
Netherlands	24,529,642	0.2
France	20,178,365	0.1
Switzerland	8,275,486	0.1
Israel	7,893,004	0.1
Australia	7,440,862	0.0
Germany	6,947,803	0.0

Total	$13,415,593,480	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Common Stocks – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	$344,978	$(1,369,840)	$5,919,800	$395,868
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	672,166	—	—	178,494,294
Total Affiliated Investments – 1.3%	$1,017,144	$(1,369,840)	$5,919,800	$178,890,162

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Schedule of Investments

September 30, 2017

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	6,162,871	—	—	6,162,871

Investment Companies – 1.3%
Money Markets – 1.3%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	39,813,742	4,024,140,536	(3,885,459,984)	178,494,294

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2017 is $797,232,177, which represents 6.0% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $79,241,250.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2017.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

26	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$487,924	$395,868	0.0%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	10,329,906	10,300,610	0.1
Station Place Securitization Trust 2017-3, 2.2356%, 7/24/18	8/11/17	13,685,000	13,682,806	0.1
Total		$24,502,830	$24,379,284	0.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$438,500,189	$-
Bank Loans and Mezzanine Loans	-	217,054,684	-
Corporate Bonds	-	2,265,836,608	-
Mortgage-Backed Securities	-	1,091,595,125	-
United States Treasury Notes/Bonds	-	455,100,135	-
Common Stocks
Real Estate Investment Trusts (REITs)	-	-	395,868
All Other	8,662,597,875	-	-
Preferred Stocks	-	12,786,673	-
Investment Companies	-	178,494,294	-
U.S. Government Agency Notes	-	93,232,029	-
Total Assets	$8,662,597,875	$4,752,599,737	$395,868

Janus Investment Fund	27

Janus Henderson Balanced Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	13,236,703,318
Affiliated investments, at value(2)	178,890,162
Cash	2,164,025
Non-interested Trustees' deferred compensation	245,862
Receivables:
Investments sold	51,357,371
Interest	30,118,090
Fund shares sold	10,745,856
Dividends	9,401,701
Dividends from affiliates	108,480
Other assets	184,736
Total Assets	13,519,919,601
Liabilities:
Payables:	—
Investments purchased	151,584,786
Fund shares repurchased	23,418,671
Advisory fees	6,182,972
Dividends	3,526,783
Transfer agent fees and expenses	1,832,804
12b-1 Distribution and shareholder servicing fees	1,499,616
Non-interested Trustees' deferred compensation fees	245,862
Non-interested Trustees' fees and expenses	92,392
Fund administration fees	87,686
Professional fees	66,267
Custodian fees	9,646
Accrued expenses and other payables	327,154
Total Liabilities	188,874,639
Net Assets	$13,331,044,962

See Notes to Financial Statements.

28	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,074,245,063
Undistributed net investment income/(loss)	16,297,709
Undistributed net realized gain/(loss) from investments and foreign currency transactions	373,052,649
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	2,867,449,541
Total Net Assets	$13,331,044,962
Net Assets - Class A Shares	$625,453,949
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,271,370
Net Asset Value Per Share(3)	$32.46
Maximum Offering Price Per Share(4)	$34.44
Net Assets - Class C Shares	$1,290,993,947
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,104,197
Net Asset Value Per Share(3)	$32.19
Net Assets - Class D Shares	$1,562,693,467
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	48,048,044
Net Asset Value Per Share	$32.52
Net Assets - Class I Shares	$2,096,893,207
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,453,701
Net Asset Value Per Share	$32.53
Net Assets - Class N Shares	$2,054,730,745
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	63,217,474
Net Asset Value Per Share	$32.50
Net Assets - Class R Shares	$341,388,842
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,572,587
Net Asset Value Per Share	$32.29
Net Assets - Class S Shares	$622,278,717
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,182,099
Net Asset Value Per Share	$32.44
Net Assets - Class T Shares	$4,736,612,088
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	145,806,836
Net Asset Value Per Share	$32.49

(1) Includes cost of $10,369,205,323.

(2) Includes cost of $178,982,218.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Balanced Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$195,800,763
Interest	145,013,468
Dividends from affiliates	1,017,144
Other income	1,067,412
Foreign tax withheld	(255,028)
Total Investment Income	342,643,759
Expenses:
Advisory fees	71,036,320
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,944,956
Class C Shares	12,586,454
Class R Shares	1,630,133
Class S Shares	1,589,508
Transfer agent administrative fees and expenses:
Class D Shares	1,768,411
Class R Shares	817,584
Class S Shares	1,589,508
Class T Shares	11,605,873
Transfer agent networking and omnibus fees:
Class A Shares	845,255
Class C Shares	957,508
Class I Shares	1,321,060
Other transfer agent fees and expenses:
Class A Shares	90,714
Class C Shares	158,362
Class D Shares	225,674
Class I Shares	72,174
Class N Shares	54,076
Class R Shares	3,475
Class S Shares	5,867
Class T Shares	38,480
Fund administration fees	1,160,798
Shareholder reports expense	664,487
Non-interested Trustees’ fees and expenses	391,381
Registration fees	225,192
Professional fees	185,684
Custodian fees	84,719
Other expenses	910,127
Total Expenses	111,963,780
Less: Excess Expense Reimbursement and Waivers	(219,547)
Net Expenses	111,744,233
Net Investment Income/(Loss)	230,899,526
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	432,725,275
Investments in affiliates	(1,369,840)
Total Net Realized Gain/(Loss) on Investments	431,355,435
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	1,198,328,356
Investments in affiliates	5,919,800
Total Change in Unrealized Net Appreciation/Depreciation	1,204,248,156
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,866,503,117

See Notes to Financial Statements.

30	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$230,899,526	$221,221,189
Net realized gain/(loss) on investments	431,355,435	159,099,737
Change in unrealized net appreciation/depreciation	1,204,248,156	366,986,579
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,866,503,117	747,307,505
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(14,776,686)	(16,944,726)
Class C Shares	(17,227,608)	(14,938,138)
Class D Shares	(31,704,825)	(25,627,380)
Class I Shares	(40,126,722)	(30,967,472)
Class N Shares	(44,255,552)	(35,354,476)
Class R Shares	(5,485,701)	(3,742,042)
Class S Shares	(11,523,204)	(10,384,292)
Class T Shares	(94,843,741)	(83,564,162)
Total Dividends from Net Investment Income	(259,944,039)	(221,522,688)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(10,879,238)	(45,340,413)
Class C Shares	(15,956,168)	(60,624,654)
Class D Shares	(16,710,703)	(62,550,462)
Class I Shares	(18,975,938)	(70,501,358)
Class N Shares	(21,666,308)	(77,682,726)
Class R Shares	(4,011,088)	(12,754,560)
Class S Shares	(7,629,078)	(32,384,158)
Class T Shares	(53,548,122)	(218,072,346)
Total Distributions from Net Realized Gain from Investment Transactions	(149,376,643)	(579,910,677)
Net Decrease from Dividends and Distributions to Shareholders	(409,320,682)	(801,433,365)
Capital Share Transactions:
Class A Shares	(470,623,952)	46,762,809
Class C Shares	(265,021,176)	148,921,384
Class D Shares	(15,229,904)	33,812,313
Class I Shares	258,374,590	130,777,401
Class N Shares	(1,026,029)	128,628,757
Class R Shares	21,735,604	3,466,223
Class S Shares	(106,679,612)	(91,107,218)
Class T Shares	(452,209,506)	(45,643,355)
Net Increase/(Decrease) from Capital Share Transactions	(1,030,679,985)	355,618,314
Net Increase/(Decrease) in Net Assets	426,502,450	301,492,454
Net Assets:
Beginning of period	12,904,542,512	12,603,050,058
End of period	$13,331,044,962	$12,904,542,512

Undistributed Net Investment Income/(Loss)	$16,297,709	$33,483,477

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$29.00	$29.12	$31.10		$29.11	$27.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.52(1)	0.47(1)	0.55(1)		0.49(1)	0.51
Net realized and unrealized gain/(loss)	3.88	1.22	(0.70)		2.83	2.90
Total from Investment Operations	4.40	1.69	(0.15)		3.32	3.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(0.48)	(0.52)		(0.47)	(0.50)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)		(0.86)	(0.81)
Total Dividends and Distributions	(0.94)	(1.81)	(1.83)		(1.33)	(1.31)
Net Asset Value, End of Period	$32.46	$29.00	$29.12		$31.10	$29.11
Total Return*	15.44%	5.86%	(0.59)%		11.65%	13.12%
Net Assets, End of Period (in thousands)	$625,454	$1,008,842	$966,624		$835,681	$765,049
Average Net Assets for the Period (in thousands)	$781,785	$1,037,006	$941,167		$839,360	$690,266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.94%	0.93%		0.95%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.93%		0.95%	0.94%
Ratio of Net Investment Income/(Loss)	1.68%	1.63%	1.78%		1.61%	1.66%
Portfolio Turnover Rate	60%	83%	75%		72%	78%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.78	$28.95	$30.93	$29.00	$26.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.31(1)	0.26(1)	0.34(1)	0.27(1)	0.32
Net realized and unrealized gain/(loss)	3.85	1.20	(0.69)	2.80	2.88
Total from Investment Operations	4.16	1.46	(0.35)	3.07	3.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.30)	(0.32)	(0.28)	(0.32)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(0.75)	(1.63)	(1.63)	(1.14)	(1.13)
Net Asset Value, End of Period	$32.19	$28.78	$28.95	$30.93	$29.00
Total Return*	14.67%	5.09%	(1.25)%	10.78%	12.30%
Net Assets, End of Period (in thousands)	$1,290,994	$1,408,455	$1,267,034	$996,498	$708,673
Average Net Assets for the Period (in thousands)	$1,322,392	$1,401,426	$1,175,456	$874,136	$597,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.65%	1.61%	1.68%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.65%	1.61%	1.68%	1.70%
Ratio of Net Investment Income/(Loss)	1.03%	0.92%	1.10%	0.88%	0.90%
Portfolio Turnover Rate	60%	83%	75%	72%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

32	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.06	$29.17	$31.14	$29.15	$27.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.59(1)	0.53(1)	0.61(1)	0.56(1)	0.56
Net realized and unrealized gain/(loss)	3.88	1.22	(0.69)	2.82	2.92
Total from Investment Operations	4.47	1.75	(0.08)	3.38	3.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.66)	(0.53)	(0.58)	(0.53)	(0.55)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.01)	(1.86)	(1.89)	(1.39)	(1.36)
Net Asset Value, End of Period	$32.52	$29.06	$29.17	$31.14	$29.15
Total Return*	15.68%	6.07%	(0.38)%	11.86%	13.40%
Net Assets, End of Period (in thousands)	$1,562,693	$1,411,125	$1,382,693	$1,414,364	$1,288,565
Average Net Assets for the Period (in thousands)	$1,477,105	$1,415,240	$1,453,548	$1,383,412	$1,212,029
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.73%	0.73%	0.73%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.73%	0.73%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	1.92%	1.83%	1.98%	1.83%	1.87%
Portfolio Turnover Rate	60%	83%	75%	72%	78%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.06	$29.18	$31.15	$29.15	$27.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.61(1)	0.55(1)	0.64(1)	0.59(1)	0.45
Net realized and unrealized gain/(loss)	3.89	1.21	(0.70)	2.83	3.05
Total from Investment Operations	4.50	1.76	(0.06)	3.42	3.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.68)	(0.55)	(0.60)	(0.56)	(0.56)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.03)	(1.88)	(1.91)	(1.42)	(1.37)
Net Asset Value, End of Period	$32.53	$29.06	$29.18	$31.15	$29.15
Total Return*	15.79%	6.10%	(0.30)%	11.99%	13.47%
Net Assets, End of Period (in thousands)	$2,096,893	$1,636,459	$1,510,302	$1,306,391	$966,885
Average Net Assets for the Period (in thousands)	$1,795,486	$1,651,399	$1,482,511	$1,167,616	$1,148,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.67%	0.65%	0.64%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.67%	0.65%	0.64%	0.69%
Ratio of Net Investment Income/(Loss)	2.00%	1.90%	2.06%	1.92%	2.02%
Portfolio Turnover Rate	60%	83%	75%	72%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	33

Janus Henderson Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.04	$29.15	$31.11	$29.12	$27.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.64(1)	0.57(1)	0.66(1)	0.60(1)	0.77
Net realized and unrealized gain/(loss)	3.87	1.22	(0.69)	2.83	2.74
Total from Investment Operations	4.51	1.79	(0.03)	3.43	3.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.70)	(0.57)	(0.62)	(0.58)	(0.59)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(1.05)	(1.90)	(1.93)	(1.44)	(1.40)
Net Asset Value, End of Period	$32.50	$29.04	$29.15	$31.11	$29.12
Total Return*	15.84%	6.23%	(0.20)%	12.03%	13.52%
Net Assets, End of Period (in thousands)	$2,054,731	$1,834,036	$1,709,643	$1,648,665	$1,432,413
Average Net Assets for the Period (in thousands)	$1,952,775	$1,801,032	$1,751,330	$1,532,107	$1,029,152
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.59%	0.58%	0.58%	0.58%
Ratio of Net Investment Income/(Loss)	2.07%	1.98%	2.14%	1.98%	1.89%
Portfolio Turnover Rate	60%	83%	75%	72%	78%

Class R Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.87	$29.02	$30.99	$29.03	$26.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.40(1)	0.35(1)	0.43(1)	0.37(1)	0.40
Net realized and unrealized gain/(loss)	3.87	1.21	(0.68)	2.82	2.89
Total from Investment Operations	4.27	1.56	(0.25)	3.19	3.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.38)	(0.41)	(0.37)	(0.40)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(0.85)	(1.71)	(1.72)	(1.23)	(1.21)
Net Asset Value, End of Period	$32.29	$28.87	$29.02	$30.99	$29.03
Total Return*	15.02%	5.40%	(0.94)%	11.20%	12.68%
Net Assets, End of Period (in thousands)	$341,389	$283,729	$281,398	$309,887	$279,905
Average Net Assets for the Period (in thousands)	$327,651	$288,241	$297,615	$296,348	$258,708
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.34%	1.31%	1.33%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.34%	1.31%	1.33%	1.33%
Ratio of Net Investment Income/(Loss)	1.33%	1.23%	1.39%	1.23%	1.27%
Portfolio Turnover Rate	60%	83%	75%	72%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

34	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.99	$29.12	$31.09	$29.11	$27.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.48(1)	0.43(1)	0.50(1)	0.45(1)	0.47
Net realized and unrealized gain/(loss)	3.88	1.21	(0.68)	2.83	2.90
Total from Investment Operations	4.36	1.64	(0.18)	3.28	3.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(0.44)	(0.48)	(0.44)	(0.46)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(0.91)	(1.77)	(1.79)	(1.30)	(1.27)
Net Asset Value, End of Period	$32.44	$28.99	$29.12	$31.09	$29.11
Total Return*	15.30%	5.68%	(0.71)%	11.49%	12.97%
Net Assets, End of Period (in thousands)	$622,279	$657,563	$750,461	$837,505	$837,535
Average Net Assets for the Period (in thousands)	$637,727	$706,818	$828,503	$844,760	$811,115
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.09%	1.08%	1.08%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.08%	1.07%	1.08%	1.08%
Ratio of Net Investment Income/(Loss)	1.57%	1.48%	1.63%	1.47%	1.52%
Portfolio Turnover Rate	60%	83%	75%	72%	78%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.02	$29.15	$31.12	$29.13	$27.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.56(1)	0.50(1)	0.58(1)	0.53(1)	0.53
Net realized and unrealized gain/(loss)	3.89	1.20	(0.69)	2.83	2.92
Total from Investment Operations	4.45	1.70	(0.11)	3.36	3.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.50)	(0.55)	(0.51)	(0.53)
Distributions (from capital gains)	(0.35)	(1.33)	(1.31)	(0.86)	(0.81)
Total Dividends and Distributions	(0.98)	(1.83)	(1.86)	(1.37)	(1.34)
Net Asset Value, End of Period	$32.49	$29.02	$29.15	$31.12	$29.13
Total Return*	15.62%	5.92%	(0.46)%	11.77%	13.27%
Net Assets, End of Period (in thousands)	$4,736,612	$4,664,334	$4,734,896	$4,541,805	$3,979,849
Average Net Assets for the Period (in thousands)	$4,654,904	$4,856,359	$4,872,456	$4,375,206	$3,721,640
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.84%	0.83%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.83%	0.82%	0.82%	0.83%
Ratio of Net Investment Income/(Loss)	1.83%	1.74%	1.89%	1.73%	1.77%
Portfolio Turnover Rate	60%	83%	75%	72%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Henderson Balanced Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Balanced Fund (formerly named Janus Balanced Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

36	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Janus Investment Fund	37

Janus Henderson Balanced Fund

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

38	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Notes to Financial Statements

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

Janus Investment Fund	39

Janus Henderson Balanced Fund

Notes to Financial Statements

by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential

40	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Notes to Financial Statements

mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default,

Janus Investment Fund	41

Janus Henderson Balanced Fund

Notes to Financial Statements

there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R

42	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Notes to Financial Statements

Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds

Janus Investment Fund	43

Janus Henderson Balanced Fund

Notes to Financial Statements

from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $224,255.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $3,544 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $178,138.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $86,908,473 in purchases and $227,207,002 in sales, resulting in a net realized gain of $6,020,034. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

44	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 16,543,571	$ 383,840,257	$ -	$ -	$ -	$ (202,260)	$2,856,618,331

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 10,558,975,149	$2,983,310,063	$(126,691,732)	$ 2,856,618,331

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 259,944,039	$ 149,376,643	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 221,522,688	$ 579,910,677	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 43,892,731	$ 11,858,745	$ (55,751,476)

Capital has been adjusted by $43,892,731, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	45

Janus Henderson Balanced Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	4,892,032	$ 149,292,367	12,430,088	$ 359,179,714
Reinvested dividends and distributions	686,042	20,573,575	1,845,576	53,383,993
Shares repurchased	(21,099,933)	(640,489,894)	(12,673,078)	(365,800,898)
Net Increase/(Decrease)	(15,521,859)	$ (470,623,952)	1,602,586	$ 46,762,809
Class C Shares:
Shares sold	4,820,698	$ 146,784,395	13,769,462	$ 394,868,680
Reinvested dividends and distributions	912,472	27,191,116	2,134,949	61,396,327
Shares repurchased	(14,566,623)	(438,996,687)	(10,729,245)	(307,343,623)
Net Increase/(Decrease)	(8,833,453)	$ (265,021,176)	5,175,166	$ 148,921,384
Class D Shares:
Shares sold	3,521,432	$ 108,112,668	3,575,182	$ 103,349,776
Reinvested dividends and distributions	1,557,916	47,244,151	2,980,651	86,363,553
Shares repurchased	(5,595,939)	(170,586,723)	(5,385,211)	(155,901,016)
Net Increase/(Decrease)	(516,591)	$ (15,229,904)	1,170,622	$ 33,812,313
Class I Shares:
Shares sold	28,860,088	$ 890,078,436	23,304,245	$ 673,515,022
Reinvested dividends and distributions	1,564,288	47,582,450	2,803,885	81,230,149
Shares repurchased	(22,275,217)	(679,286,296)	(21,559,812)	(623,967,770)
Net Increase/(Decrease)	8,149,159	$ 258,374,590	4,548,318	$ 130,777,401
Class N Shares:
Shares sold	9,756,479	$ 297,337,988	9,510,095	$ 273,463,981
Reinvested dividends and distributions	2,173,373	65,921,800	3,905,539	113,031,263
Shares repurchased	(11,877,539)	(364,285,817)	(8,895,316)	(257,866,487)
Net Increase/(Decrease)	52,313	$ (1,026,029)	4,520,318	$ 128,628,757
Class R Shares:
Shares sold	3,890,500	$ 117,381,225	2,490,192	$ 71,507,026
Reinvested dividends and distributions	290,029	8,686,978	516,703	14,897,713
Shares repurchased	(3,435,822)	(104,332,599)	(2,875,033)	(82,938,516)
Net Increase/(Decrease)	744,707	$ 21,735,604	131,862	$ 3,466,223
Class S Shares:
Shares sold	3,169,757	$ 96,748,173	4,054,498	$ 116,842,330
Reinvested dividends and distributions	632,904	19,069,362	1,472,525	42,602,373
Shares repurchased	(7,302,690)	(222,497,147)	(8,614,037)	(250,551,921)
Net Increase/(Decrease)	(3,500,029)	$ (106,679,612)	(3,087,014)	$ (91,107,218)
Class T Shares:
Shares sold	20,318,231	$ 618,839,684	30,537,017	$ 884,608,153
Reinvested dividends and distributions	4,860,745	147,060,598	10,321,526	298,766,458
Shares repurchased	(40,073,621)	(1,218,109,788)	(42,582,990)	(1,229,017,966)
Net Increase/(Decrease)	(14,894,645)	$ (452,209,506)	(1,724,447)	$ (45,643,355)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,626,907,332	$5,809,222,272	$ 3,040,755,251	$ 3,124,754,305

46	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	47

Janus Henderson Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Balanced Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

48	SEPTEMBER 30, 2017

Janus Henderson Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

Janus Investment Fund	49

Janus Henderson Balanced Fund

Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	69

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	71

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	73

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Balanced Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
12,728,166,455.778	4,398,159,139.604	168,863,568.638	309,635,576.840	1,531,652,583.720	6,408,310,868.802

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
34.555	1.327	2.433	12.034	50.347	68.632	2.635	4.832	23.901	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
12,728,166,455.778	4,031,193,327.251	415,454,484.125	430,009,944.115	1,531,653,113.310	6,408,310,868.802

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
31.671	3.264	3.378	12.034	50.347	62.906	6.483	6.710	23.901	100.000

Janus Investment Fund	77

Janus Henderson Balanced Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$193,269,374
Dividends Received Deduction Percentage	90%
Qualified Dividend Income Percentage	94%

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	83

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	85

Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Fund	12/15-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

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Janus Henderson Balanced Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Balanced Fund

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93037 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Contrarian Fund (formerly named Janus Contrarian Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Contrarian Fund

Janus Henderson Contrarian Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a high-conviction portfolio of companies where the market doesn’t properly recognize the intrinsic value of a business can outperform over time. We think of ourselves as business model investors. We look to invest in undervalued companies with durable business models, whose intrinsic value grows over time, and whose management team’s interests are aligned with shareholders.

Nick Schommer portfolio manager

OVERVIEW

The Janus Henderson Contrarian Fund’s Class I Shares returned 11.48% over the one-year period ended September 30, 2017. The Fund’s benchmark, the S&P 500 Index, returned 18.61%.

INVESTMENT ENVIRONMENT

U.S. stocks enjoyed strong gains during the year. Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. On a sector basis, the technology and financials sectors experienced large gains during the period.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the S&P 500 Index, for the period. As part of our contrarian investment approach, we seek stocks where the market doesn’t properly recognize the intrinsic value of the business. For most stocks in our portfolio, we believe the market either misunderstands the business model, undervalues the company’s assets or underappreciates the company’s long-term growth potential. We believe a concentrated, high-conviction portfolio of such companies can drive outperformance over time as the intrinsic value of these businesses gains greater appreciation by the market. This year, a few positions were a large drag on our performance. Many of those positions have been reduced or sold as part of the portfolio manager transition.

Mattel was our largest detractor. Concerns that the company's products are not resonating with consumers and that management is struggling to execute a turnaround at the company have weighed on the stock. We share those concerns about the business and sold the position as part of the portfolio manager transition.

Anadarko Petroleum was another stock that detracted from performance. Falling oil prices earlier in the year hurt the stock, as did news that an uncapped underground gas pipe from an Anadarko well caused a Colorado home explosion. We believe the company’s prospects at this point depend predominantly on the commodity price of oil and trimmed the position significantly during the period.

Envision Healthcare was another detractor. The company provides physician outsourcing services to hospitals and health systems and also owns ambulatory surgery centers. Higher out-of-pocket consumer health care costs have led to delayed utilization of some of Envision’s services and that weighed on the stock during the year. However, we see plenty of upside for the stock at its current valuation level. In short, we think Envision is a long-term beneficiary of outsourcing trends and the near-term patient volume headwinds should eventually reverse. We also see an improving financial profile for Envision as they use the proceeds from a successful divestiture of their emergency transport division to pay down long-term debt and have additional capital to acquire physician practices that add scale.

United Continental was our largest contributor to performance. Improving pricing metrics early in the period helped lift the stock, as did news that a well-known value investor was taking a substantial ownership stake in major airline companies. While the airline company was a large contributor for this particular period, the stock has been volatile in recent years. We sold the position as part of the portfolio manager transition because the company has been increasing flight capacity at the high end of expectations and because we believe long-term pricing power within the industry remains challenged.

Zebra Technologies was another large contributor. The company develops marking, tracking and computer printing technologies that help retailers improve inventory management. As the company improved sales growth and

Janus Investment Fund	1

Janus Henderson Contrarian Fund (unaudited)

brought down its debt this year, the market assigned a more favorable valuation to the stock. The valuation is now much closer to our view of its fair value, and we have trimmed the position substantially.

Popeyes Louisiana Kitchen was another leading contributor. The company was acquired by Restaurant Brands International during the period. In our view, the Popeyes franchise is meaningfully underpenetrated both domestically and internationally, has an attractive recurring and profitable business model and a very strong brand relative to its peers. We believe the company’s strong growth prospects, brand and franchised business model made it a desirable target for Restaurant Brands International.

DERIVATIVES USE

Derivatives, including options, futures and forwards, were used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call — often referred to as stock replacement), and periodically to hedge market risk (generally, by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. The purpose of the futures strategy is to reduce the overall volatility of the Fund. During the period, our use of derivatives detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund. As part of the portfolio manager change, we do not expect derivatives to play a large role in the investment strategy going forward.

OUTLOOK

In an environment where economic growth remains slow, the market has assigned higher multiples to companies with secular growth drivers that can grow in excess of GDP. Companies with less-visible growth rates generally have not participated in the rally. We believe there are some competitively advantaged companies that have been put into the latter bucket, and see current buying opportunities in a few different market segments.

One area where we are focused is the financial sector. We believe the market has failed to appreciate the prospects for deregulation and for some banks to finally leverage excess capital that built up in a stringent regulatory environment since the financial crisis. We also believe the wind down of quantitative easing will benefit the sector.

We also see opportunity within the consumer discretionary sector. We agree that the environment for brick and mortar retail companies will continue to deteriorate but in some cases, the market has thrown the baby out with the bathwater. We believe the market has assigned lower multiples to consumer discretionary companies indiscriminately and failed to grasp that some companies in the sector have business models that benefit from online purchase habits while others are better insulated from e-commerce disruption than traditional retailers.

Thank you for your investment in the Janus Henderson Contrarian Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	United Continental Holdings Inc	3.77%	Mattel Inc	-1.74%
	Zebra Technologies Corp	2.07%	Anadarko Petroleum Corp	-1.22%
	Popeyes Louisiana Kitchen Inc	1.45%	Envision Healthcare Corp	-0.77%
	Wendy's Co	1.34%	Veritiv Corp	-0.54%
	Knowles Corp	0.95%	LKQ Corp	-0.43%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	2.65%	10.72%	10.16%
	Utilities	0.74%	0.39%	3.18%
	Telecom Services	0.54%	-0.07%	2.35%
	Consumer Staples	0.12%	3.82%	9.22%
	Real Estate	-0.91%	6.60%	2.90%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.89%	10.36%	14.31%
	Energy	-1.43%	8.40%	6.62%
	Other**	-1.11%	8.46%	0.00%
	Materials	-1.08%	14.11%	2.86%
	Information Technology	-1.01%	13.59%	22.06%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Ball Corp
Containers & Packaging	6.0%
Citigroup Inc
Banks	5.7%
Harris Corp
Communications Equipment	4.5%
Oracle Corp
Software	4.0%
Allergan PLC
Pharmaceuticals	4.0%
24.2%

Asset Allocation - (% of Net Assets)
Common Stocks	95.8%
Investment Companies	4.5%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	11.13%	11.25%	2.66%	6.48%	0.90%
Class A Shares at MOP	4.74%	9.93%	2.06%	6.12%
Class C Shares at NAV	10.40%	10.40%	1.85%	5.68%	1.66%
Class C Shares at CDSC	9.40%	10.40%	1.85%	5.68%
Class D Shares(1)	11.37%	11.46%	2.87%	6.66%	0.70%
Class I Shares	11.48%	11.56%	2.81%	6.62%	0.63%
Class N Shares	11.35%	11.38%	2.81%	6.62%	0.55%
Class R Shares	10.75%	10.81%	2.23%	6.03%	1.30%
Class S Shares	10.99%	11.10%	2.51%	6.29%	1.04%
Class T Shares	11.35%	11.38%	2.81%	6.62%	0.79%
S&P 500 Index	18.61%	14.22%	7.44%	5.57%
Morningstar Quartile - Class T Shares	4th	4th	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	422/456	292/379	299/310	121/167

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratio for Class N Shares is estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Contrarian Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective July 3, 2017, Nick Schommer is Portfolio Manager of the Fund.

*The Fund’s inception date – February 29, 2000

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,006.10	$4.22	$1,000.00	$1,020.86	$4.26	0.84%
Class C Shares	$1,000.00	$1,002.70	$7.73	$1,000.00	$1,017.35	$7.79	1.54%
Class D Shares	$1,000.00	$1,007.10	$3.17	$1,000.00	$1,021.91	$3.19	0.63%
Class I Shares	$1,000.00	$1,007.60	$2.77	$1,000.00	$1,022.31	$2.79	0.55%
Class N Shares	$1,000.00	$1,024.10	$0.82	$1,000.00	$1,022.51	$2.59	0.51%
Class R Shares	$1,000.00	$1,004.10	$6.18	$1,000.00	$1,018.90	$6.23	1.23%
Class S Shares	$1,000.00	$1,005.60	$4.88	$1,000.00	$1,020.21	$4.91	0.97%
Class T Shares	$1,000.00	$1,007.10	$3.57	$1,000.00	$1,021.51	$3.60	0.71%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (August 4, 2017 to September 30, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 58/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 95.8%
Banks – 12.1%
BB&T Corp	985,240	$46,247,166
Citigroup Inc	2,071,278	150,664,762
PacWest Bancorp	1,369,498	69,173,344
Webster Financial Corp	1,027,663	54,003,691
		320,088,963
Biotechnology – 3.1%
DBV Technologies SA (ADR)*	304,588	12,926,715
HLS Therapeutics Inc*,¢,£,§	1,935,741	16,008,578
Shire PLC (ADR)	344,069	52,690,727
		81,626,020
Capital Markets – 8.5%
E*TRADE Financial Corp*	1,527,822	66,628,317
Intercontinental Exchange Inc	1,251,916	86,006,629
TD Ameritrade Holding Corp	1,476,400	72,048,320
		224,683,266
Chemicals – 3.7%
Air Products & Chemicals Inc	418,718	63,318,536
Platform Specialty Products Corp*	3,170,335	35,349,235
		98,667,771
Communications Equipment – 4.5%
Harris Corp	906,574	119,377,664
Construction Materials – 2.3%
Summit Materials Inc	1,901,836	60,915,807
Containers & Packaging – 8.2%
Ball Corp	3,818,326	157,696,864
Crown Holdings Inc*	956,370	57,114,416
		214,811,280
Electronic Equipment, Instruments & Components – 3.2%
Flex Ltd*	1,750,336	29,003,067
Knowles Corp*,£	1,783,900	27,240,153
Zebra Technologies Corp*	251,455	27,302,984
		83,546,204
Food Products – 1.6%
Hostess Brands Inc*	3,096,783	42,302,056
Health Care Equipment & Supplies – 5.4%
Abbott Laboratories	1,629,496	86,949,907
DexCom Inc*	336,313	16,454,114
ICU Medical Inc*	215,511	40,052,719
		143,456,740
Health Care Providers & Services – 1.3%
Envision Healthcare Corp*	738,116	33,178,314
Hotels, Restaurants & Leisure – 3.1%
Norwegian Cruise Line Holdings Ltd*	980,647	53,003,970
Six Flags Entertainment Corp	468,335	28,540,335
		81,544,305
Information Technology Services – 2.2%
WEX Inc*	516,189	57,926,730
Internet Software & Services – 3.9%
Alphabet Inc - Class C*	79,912	76,644,398
Altaba Inc*	403,305	26,714,923
		103,359,321
Machinery – 3.2%
Stanley Black & Decker Inc	562,109	84,861,596
Media – 7.0%
Cable One Inc	51,695	37,329,993
Liberty Media Corp-Liberty Formula One*	793,048	30,207,198
News Corp	2,899,792	38,451,242

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Media – (continued)
Vivendi SA	3,141,898	$79,534,201
		185,522,634
Oil, Gas & Consumable Fuels – 2.7%
Anadarko Petroleum Corp	405,739	19,820,350
Enterprise Products Partners LP	1,999,665	52,131,267
		71,951,617
Pharmaceuticals – 5.8%
Allergan PLC	514,131	105,371,148
Impax Laboratories Inc*	1,390,256	28,222,197
Indivior PLC*	4,155,687	18,913,782
		152,507,127
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	1,377,158	88,461
Road & Rail – 3.5%
CSX Corp	1,692,244	91,821,159
Software – 6.3%
Oracle Corp	2,181,477	105,474,413
Ultimate Software Group Inc*	322,106	61,071,298
		166,545,711
Specialty Retail – 3.2%
Tractor Supply Co	1,325,136	83,867,857
Textiles, Apparel & Luxury Goods – 1.0%
Lululemon Athletica Inc*	435,459	27,107,323
Total Common Stocks (cost $2,343,293,937)		2,529,757,926
Investment Companies – 4.5%
Money Markets – 4.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $118,010,490)	118,010,490	118,010,490
Total Investments (total cost $2,461,304,427) – 100.3%		2,647,768,416
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(8,860,548)
Net Assets – 100%		$2,638,907,868

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,483,702,991	93.8%
France	92,460,916	3.5
United Kingdom	71,604,509	2.7

Total	$2,647,768,416	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Common Stocks – 1.6%
Biotechnology – 0.6%
HLS Therapeutics Inc*,¢,§	$—	$—	$2,651,965	$16,008,578
Electronic Equipment, Instruments & Components – 1.0%
Knowles Corp*,◄	—	(80,882,410)	100,532,534	N/A
Hotels, Restaurants & Leisure – 0%
Popeyes Louisiana Kitchen Inc	—	35,915,576	322,271	—
Internet & Direct Marketing Retail – 0%
Lands' End Inc	—	(53,245,461)	48,449,243	—
Real Estate Management & Development – 0%
St Joe Co*	—	(48,947,347)	133,423,339	—
Trading Companies & Distributors – 0%
Veritiv Corp	—	(12,369,871)	—	—
Total Common Stocks	$—	$(159,529,513)	$285,379,352	$16,008,578
Investment Companies – 4.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	2,370,162∆	—	—	—
Money Markets – 4.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	1,818,959	—	—	118,010,490
Total Investment Companies	$4,189,121	$—	$—	$118,010,490
Total Affiliated Investments – 6.1%	$4,189,121	$(159,529,513)	$285,379,352	$134,019,068

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2017

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 1.6%
Biotechnology – 0.6%
HLS Therapeutics Inc*,¢,§	1,935,741	—	—	1,935,741
Electronic Equipment, Instruments & Components – 1.0%
Knowles Corp*,◄	10,358,010	296,338	(8,870,448)	1,783,900
Hotels, Restaurants & Leisure – 0%
Popeyes Louisiana Kitchen Inc	1,225,019	167,877	(1,392,896)Ð	—
Internet & Direct Marketing Retail – 0%
Lands' End Inc	3,697,532	—	(3,697,532)	—
Real Estate Management & Development – 0%
St Joe Co*	10,451,593	—	(10,451,593)Ð	—
Trading Companies & Distributors – 0%
Veritiv Corp	—	1,157,654	(1,157,654)	—

Investment Companies – 4.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	88,819,420	550,715,339	(639,534,759)	—
Money Markets – 4.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	375,198,142	1,810,037,229	(2,067,224,881)	118,010,490

Schedule of Foreign Currency Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Euro	10/12/17	(49,580,000)	$58,969,812	$344,249

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Contrarian Fund

Schedule of Investments

September 30, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$344,249

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Futures contracts	$ -	$(19,840,072)	$(19,840,072)
Forward foreign currency exchange contracts	119,915	-	119,915
Purchased options contracts	-	(12,546,465)	(12,546,465)

Total	$119,915	$(32,386,537)	$(32,266,622)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Futures contracts	$ -	$ 986,100	$ 986,100
Forward foreign currency exchange contracts	249,796	-	249,796

Total	$249,796	$ 986,100	$ 1,235,896

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$11,425,149
Futures contracts, sold	91,130,283
Purchased options contracts, call	522,689
Purchased options contracts, put	2,010,502

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

◄	Company was no longer an affiliate as of September 30, 2017.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$109,351	$88,461	0.0%
HLS Therapeutics Inc	7/2/15	17,597,650	16,008,578	0.6
Total		$17,707,001	$16,097,039	0.6%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Biotechnology	$65,617,442	$-	$16,008,578
Real Estate Investment Trusts (REITs)	-	-	88,461
All Other	2,448,043,445	-	-
Investment Companies	-	118,010,490	-
Total Investments in Securities	$2,513,660,887	$118,010,490	$16,097,039
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	344,249	-
Total Assets	$2,513,660,887	$118,354,739	$16,097,039

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Unaffiliated investments, at value(1)	2,513,749,348
Affiliated investments, at value(2)	134,019,068
Cash	22,675
Forward foreign currency exchange contracts	344,249
Non-interested Trustees' deferred compensation	48,619
Receivables:
Investments sold	13,563,168
Dividends	550,633
Fund shares sold	330,452
Foreign tax reclaims	224,131
Dividends from affiliates	59,412
Other assets	39,539
Total Assets	2,662,951,294
Liabilities:
Payables:	—
Investments purchased	21,018,919
Fund shares repurchased	1,291,091
Advisory fees	1,000,724
Transfer agent fees and expenses	414,083
Non-interested Trustees' deferred compensation fees	48,619
Professional fees	39,042
12b-1 Distribution and shareholder servicing fees	27,760
Non-interested Trustees' fees and expenses	20,031
Fund administration fees	17,318
Custodian fees	996
Accrued expenses and other payables	164,843
Total Liabilities	24,043,426
Net Assets	$2,638,907,868

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,287,162,250
Undistributed net investment income/(loss)	(48,620)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	164,968,300
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	186,825,938
Total Net Assets	$2,638,907,868
Net Assets - Class A Shares	$14,557,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	730,767
Net Asset Value Per Share(3)	$19.92
Maximum Offering Price Per Share(4)	$21.14
Net Assets - Class C Shares	$27,506,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,463,355
Net Asset Value Per Share(3)	$18.80
Net Assets - Class D Shares	$1,824,343,498
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91,353,792
Net Asset Value Per Share	$19.97
Net Assets - Class I Shares	$75,602,526
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,781,714
Net Asset Value Per Share	$19.99
Net Assets - Class N Shares	$19,528,228
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	978,350
Net Asset Value Per Share	$19.96
Net Assets - Class R Shares	$739,709
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,995
Net Asset Value Per Share	$19.47
Net Assets - Class S Shares	$3,842,231
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	193,177
Net Asset Value Per Share	$19.89
Net Assets - Class T Shares	$672,788,040
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,716,911
Net Asset Value Per Share	$19.95

(1) Includes cost of $2,325,696,287.

(2) Includes cost of $135,608,140.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Statement of Operations

For the year ended September 30, 2017(1)

Investment Income:
Dividends	$23,552,079
Affiliated securities lending income, net	2,370,162
Dividends from affiliates	1,818,959
Other income	13
Foreign tax withheld	(550,679)
Total Investment Income	27,190,534
Expenses:
Advisory fees	12,585,325
12b-1Distribution and shareholder servicing fees:
Class A Shares	75,567
Class C Shares	330,032
Class R Shares	4,778
Class S Shares	9,660
Transfer agent administrative fees and expenses:
Class D Shares	2,253,518
Class R Shares	2,426
Class S Shares	9,772
Class T Shares	1,848,997
Transfer agent networking and omnibus fees:
Class A Shares	26,638
Class C Shares	39,691
Class I Shares	78,012
Other transfer agent fees and expenses:
Class A Shares	3,811
Class C Shares	4,616
Class D Shares	423,533
Class I Shares	4,672
Class N Shares	46
Class R Shares	67
Class S Shares	78
Class T Shares	11,801
Shareholder reports expense	476,181
Fund administration fees	251,644
Registration fees	124,419
Professional fees	90,641
Non-interested Trustees’ fees and expenses	85,937
Custodian fees	22,683
Other expenses	173,480
Total Expenses	18,938,025
Less: Excess Expense Reimbursement and Waivers	(99,344)
Net Expenses	18,838,681
Net Investment Income/(Loss)	8,351,853

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Contrarian Fund

Statement of Operations

For the year ended September 30, 2017(1)

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	397,012,696
Investments in affiliates	(159,529,513)
Purchased options contracts	(12,546,465)
Forward foreign currency exchange contracts	119,915
Futures contracts	(19,840,072)
Total Net Realized Gain/(Loss) on Investments	205,216,561
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(195,881,207)
Investments in affiliates	285,379,352
Forward foreign currency exchange contracts	249,796
Futures contracts	986,100
Total Change in Unrealized Net Appreciation/Depreciation	90,734,041
Net Increase/(Decrease) in Net Assets Resulting from Operations	$304,302,455

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$8,351,853	$15,312,414
Net realized gain/(loss) on investments	205,216,561	82,098,750
Change in unrealized net appreciation/depreciation	90,734,041	(25,147,728)
Net Increase/(Decrease) in Net Assets Resulting from Operations	304,302,455	72,263,436
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(9,471)	(135,948)
Class D Shares	(6,330,300)	(8,325,547)
Class I Shares	(370,633)	(767,878)
Class T Shares	(1,938,754)	(2,837,464)
Total Dividends from Net Investment Income	(8,649,158)	(12,066,837)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,591,772)	(2,291,347)
Class C Shares	(1,431,912)	(1,885,957)
Class D Shares	(65,676,530)	(52,530,515)
Class I Shares	(3,259,157)	(4,649,765)
Class R Shares	(37,789)	(38,252)
Class S Shares	(134,790)	(119,374)
Class T Shares	(26,523,128)	(23,781,495)
Total Distributions from Net Realized Gain from Investment Transactions	(98,655,078)	(85,296,705)
Net Decrease from Dividends and Distributions to Shareholders	(107,304,236)	(97,363,542)
Capital Share Transactions:
Class A Shares	(42,552,373)	(47,224,632)
Class C Shares	(22,038,781)	(28,846,732)
Class D Shares	(137,692,200)	(135,589,987)
Class I Shares	(23,862,766)	(151,747,175)
Class N Shares	18,733,894	N/A
Class R Shares	(387,918)	(507,688)
Class S Shares	(470,683)	(496,280)
Class T Shares	(134,486,934)	(177,826,683)
Net Increase/(Decrease) from Capital Share Transactions	(342,757,761)	(542,239,177)
Net Increase/(Decrease) in Net Assets	(145,759,542)	(567,339,283)
Net Assets:
Beginning of period	2,784,667,410	3,352,006,693
End of period	$2,638,907,868	$2,784,667,410

Undistributed Net Investment Income/(Loss)	$(48,620)	$(2,193,411)

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$18.53	$18.56	$23.11		$18.48	$13.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.07(1)	0.05(1)		0.02(1)	0.01
Net realized and unrealized gain/(loss)	2.02	0.43	(2.26)		4.61	4.65
Total from Investment Operations	2.07	0.50	(2.21)		4.63	4.66
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.03)	(0.06)		—(2)	(0.09)
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)		—	—
Total Dividends and Distributions	(0.68)	(0.53)	(2.34)		—	(0.09)
Net Asset Value, End of Period	$19.92	$18.53	$18.56		$23.11	$18.48
Total Return*	11.24%	2.77%	(10.76)%		25.08%	33.67%
Net Assets, End of Period (in thousands)	$14,557	$53,928	$102,425		$75,649	$25,397
Average Net Assets for the Period (in thousands)	$30,749	$73,939	$114,845		$46,300	$24,023
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.90%	1.13%		1.02%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.90%	1.13%		1.02%	0.85%
Ratio of Net Investment Income/(Loss)	0.25%	0.37%	0.21%		0.10%	0.22%
Portfolio Turnover Rate	116%	51%	70%		61%	66%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.64	$17.79	$22.34	$18.01	$13.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(1)	(0.06)(1)	(0.11)(1)	(0.15)(1)	(0.28)
Net realized and unrealized gain/(loss)	1.94	0.41	(2.16)	4.48	4.70
Total from Investment Operations	1.84	0.35	(2.27)	4.33	4.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(0.68)	(0.50)	(2.28)	—	—
Net Asset Value, End of Period	$18.80	$17.64	$17.79	$22.34	$18.01
Total Return*	10.46%	2.02%	(11.44)%	24.04%	32.52%
Net Assets, End of Period (in thousands)	$27,507	$47,112	$77,497	$56,098	$21,162
Average Net Assets for the Period (in thousands)	$35,731	$58,609	$86,160	$34,189	$20,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.62%	1.89%	1.80%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.53%	1.62%	1.89%	1.80%	1.70%
Ratio of Net Investment Income/(Loss)	(0.54)%	(0.36)%	(0.54)%	(0.69)%	(0.62)%
Portfolio Turnover Rate	116%	51%	70%	61%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.60	$18.64	$23.18	$18.53	$13.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.10(1)	0.08(1)	0.05(1)	0.07
Net realized and unrealized gain/(loss)	2.06	0.44	(2.27)	4.64	4.63
Total from Investment Operations	2.12	0.54	(2.19)	4.69	4.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.07)	(0.04)	(0.15)
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(0.75)	(0.58)	(2.35)	(0.04)	(0.15)
Net Asset Value, End of Period	$19.97	$18.60	$18.64	$23.18	$18.53
Total Return*	11.43%	2.98%	(10.63)%	25.33%	33.88%
Net Assets, End of Period (in thousands)	$1,824,343	$1,830,310	$1,976,590	$2,382,592	$1,977,490
Average Net Assets for the Period (in thousands)	$1,882,932	$1,856,945	$2,354,562	$2,258,453	$1,813,911
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.70%	0.95%	0.80%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.70%	0.95%	0.80%	0.68%
Ratio of Net Investment Income/(Loss)	0.33%	0.56%	0.35%	0.24%	0.41%
Portfolio Turnover Rate	116%	51%	70%	61%	66%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.61	$18.64	$23.20	$18.55	$13.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.11(1)	0.10(1)	0.09(1)	0.11
Net realized and unrealized gain/(loss)	2.07	0.44	(2.28)	4.63	4.62
Total from Investment Operations	2.14	0.55	(2.18)	4.72	4.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.08)	(0.10)	(0.07)	(0.16)
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(0.76)	(0.58)	(2.38)	(0.07)	(0.16)
Net Asset Value, End of Period	$19.99	$18.61	$18.64	$23.20	$18.55
Total Return*	11.54%	3.05%	(10.60)%	25.47%	34.09%
Net Assets, End of Period (in thousands)	$75,603	$93,875	$248,586	$329,245	$85,000
Average Net Assets for the Period (in thousands)	$104,290	$144,380	$382,723	$184,931	$69,116
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.63%	0.86%	0.74%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.63%	0.86%	0.74%	0.52%
Ratio of Net Investment Income/(Loss)	0.37%	0.61%	0.44%	0.40%	0.59%
Portfolio Turnover Rate	116%	51%	70%	61%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Contrarian Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30	2017(1)
Net Asset Value, Beginning of Period	$19.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01
Net realized and unrealized gain/(loss)	0.46
Total from Investment Operations	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$19.96
Total Return*	2.41%
Net Assets, End of Period (in thousands)	$19,528
Average Net Assets for the Period (in thousands)	$12,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%
Ratio of Net Investment Income/(Loss)	0.44%
Portfolio Turnover Rate	116%

Class R Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.19	$18.27	$22.81	$18.31	$13.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	—(2)(3)	(0.05)(2)	(0.07)(2)	(0.16)
Net realized and unrealized gain/(loss)	2.00	0.42	(2.21)	4.57	4.72
Total from Investment Operations	1.96	0.42	(2.26)	4.50	4.56
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.01)
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(0.68)	(0.50)	(2.28)	—	(0.01)
Net Asset Value, End of Period	$19.47	$18.19	$18.27	$22.81	$18.31
Total Return*	10.81%	2.36%	(11.13)%	24.58%	33.12%
Net Assets, End of Period (in thousands)	$740	$1,058	$1,592	$1,994	$1,634
Average Net Assets for the Period (in thousands)	$974	$1,191	$2,031	$1,910	$1,715
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.27%	1.54%	1.38%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.27%	1.54%	1.38%	1.25%
Ratio of Net Investment Income/(Loss)	(0.21)%	0.00%(4)	(0.23)%	(0.35)%	(0.18)%
Portfolio Turnover Rate	116%	51%	70%	61%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.53	$18.55	$23.09	$18.48	$13.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.04(1)	—(1)(2)	(0.01)(1)	(0.05)
Net realized and unrealized gain/(loss)	2.04	0.44	(2.25)	4.62	4.69
Total from Investment Operations	2.04	0.48	(2.25)	4.61	4.64
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.01)	—	(0.03)
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(0.68)	(0.50)	(2.29)	—	(0.03)
Net Asset Value, End of Period	$19.89	$18.53	$18.55	$23.09	$18.48
Total Return*	11.05%	2.65%	(10.92)%	24.95%	33.50%
Net Assets, End of Period (in thousands)	$3,842	$4,052	$4,578	$6,346	$2,022
Average Net Assets for the Period (in thousands)	$3,920	$4,208	$6,905	$5,130	$1,850
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.04%	1.29%	1.16%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.03%	1.28%	1.15%	0.99%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.22%	0.01%	(0.05)%	0.07%
Portfolio Turnover Rate	116%	51%	70%	61%	66%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.58	$18.62	$23.15	$18.51	$13.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.09(1)	0.06(1)	0.03(1)	0.05
Net realized and unrealized gain/(loss)	2.05	0.43	(2.26)	4.64	4.63
Total from Investment Operations	2.10	0.52	(2.20)	4.67	4.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.05)	(0.03)	(0.13)
Distributions (from capital gains)	(0.68)	(0.50)	(2.28)	—	—
Total Dividends and Distributions	(0.73)	(0.56)	(2.33)	(0.03)	(0.13)
Net Asset Value, End of Period	$19.95	$18.58	$18.62	$23.15	$18.51
Total Return*	11.35%	2.87%	(10.68)%	25.24%	33.76%
Net Assets, End of Period (in thousands)	$672,788	$754,333	$940,738	$1,308,109	$985,916
Average Net Assets for the Period (in thousands)	$741,874	$814,169	$1,252,238	$1,238,665	$894,444
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.79%	1.04%	0.89%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.77%	1.02%	0.89%	0.75%
Ratio of Net Investment Income/(Loss)	0.26%	0.48%	0.27%	0.16%	0.34%
Portfolio Turnover Rate	116%	51%	70%	61%	66%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Contrarian Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Contrarian Fund (formerly named Janus Contrarian Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

24	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

Janus Investment Fund	25

Janus Henderson Contrarian Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

26	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Notes to Financial Statements

Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Investment Fund	27

Janus Henderson Contrarian Fund

Notes to Financial Statements

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

28	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Notes to Financial Statements

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Fund sold futures on equity indices to decrease exposure to equity risk.There were no futures held at September 30, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

Janus Investment Fund	29

Janus Henderson Contrarian Fund

Notes to Financial Statements

During the year, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.There were no purchased call options held at September 30, 2017.

During the year, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.There were no purchased put options held at September 30, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

30	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Notes to Financial Statements

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$344,249	$—	$—	$344,249

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Janus Investment Fund	31

Janus Henderson Contrarian Fund

Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of September 30, 2017.

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Janus Henderson Contrarian Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.45%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 0.89%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Henderson Contrarian Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

34	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Notes to Financial Statements

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $3,383.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $3,879.

Janus Investment Fund	35

Janus Henderson Contrarian Fund

Notes to Financial Statements

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	100	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $25,274,738 in purchases and $2,558,814 in sales, resulting in a net realized loss of $656,525. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 19,054,082	$ 154,695,876	$ (3,630,703)	$ -	$ -	$ (30,921)	$181,657,284

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Janus Henderson Contrarian Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017

September 30, 2018	September 30, 2019	Accumulated Capital Losses
$ (2,708,558)	$ (922,145)	$ (3,630,703)

During the year ended September 30, 2017, capital loss carryovers of $7,198,961 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,466,111,132	$230,011,842	$(48,354,558)	$ 181,657,284

Information on the tax components of derivatives as of September 30, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 344,249	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	37

Janus Henderson Contrarian Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 8,649,158	$ 98,655,078	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,066,837	$ 85,296,705	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 1,126,710	$ 2,442,096	$ (3,568,806)

Capital has been adjusted by $1,126,710, including $955,581 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Contrarian Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	266,100	$ 5,230,826	747,384	$ 13,594,222
Reinvested dividends and distributions	72,537	1,431,885	121,124	2,208,084
Shares repurchased	(2,518,531)	(49,215,084)	(3,477,468)	(63,026,938)
Net Increase/(Decrease)	(2,179,894)	$ (42,552,373)	(2,608,960)	$ (47,224,632)
Class C Shares:
Shares sold	76,862	$ 1,440,246	505,598	$ 8,886,434
Reinvested dividends and distributions	57,617	1,079,157	80,035	1,396,608
Shares repurchased	(1,342,255)	(24,558,184)	(2,271,677)	(39,129,774)
Net Increase/(Decrease)	(1,207,776)	$ (22,038,781)	(1,686,044)	$ (28,846,732)
Class D Shares:
Shares sold	1,995,023	$ 39,320,595	1,962,119	$ 35,049,994
Reinvested dividends and distributions	3,548,990	70,163,548	3,252,611	59,425,188
Shares repurchased	(12,602,849)	(247,176,343)	(12,836,491)	(230,065,169)
Net Increase/(Decrease)	(7,058,836)	$(137,692,200)	(7,621,761)	$(135,589,987)
Class I Shares:
Shares sold	3,360,618	$ 66,133,878	2,483,717	$ 45,003,982
Reinvested dividends and distributions	149,795	2,962,946	221,663	4,049,784
Shares repurchased	(4,772,468)	(92,959,590)	(10,998,164)	(200,800,941)
Net Increase/(Decrease)	(1,262,055)	$ (23,862,766)	(8,292,784)	$(151,747,175)
Class N Shares:
Shares sold	985,246	$ 18,869,039	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(6,896)	(135,145)	-	-
Net Increase/(Decrease)	978,350	$ 18,733,894	N/A	N/A
Class R Shares:
Shares sold	10,734	$ 207,603	12,664	$ 222,707
Reinvested dividends and distributions	1,855	35,915	2,077	37,291
Shares repurchased	(32,733)	(631,436)	(43,747)	(767,686)
Net Increase/(Decrease)	(20,144)	$ (387,918)	(29,006)	$ (507,688)
Class S Shares:
Shares sold	14,331	$ 280,026	28,228	$ 505,735
Reinvested dividends and distributions	6,828	134,790	6,541	119,374
Shares repurchased	(46,672)	(885,499)	(62,863)	(1,121,389)
Net Increase/(Decrease)	(25,513)	$ (470,683)	(28,094)	$ (496,280)
Class T Shares:
Shares sold	2,495,432	$ 49,053,633	2,859,822	$ 51,351,899
Reinvested dividends and distributions	1,407,698	27,816,109	1,429,272	26,112,797
Shares repurchased	(10,778,428)	(211,356,676)	(14,219,849)	(255,291,379)
Net Increase/(Decrease)	(6,875,298)	$(134,486,934)	(9,930,755)	$(177,826,683)
(1)	Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,940,235,751	$3,108,111,051	$ -	$ -

Janus Investment Fund	39

Janus Henderson Contrarian Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Contrarian Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Contrarian Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Contrarian Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

Janus Investment Fund	41

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free)(or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	69

Janus Henderson Contrarian Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,894,671,134.949	1,238,336,064.586	88,130,048.718	90,942,199.508	277,231,516.204	1,694,639,828.016

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
42.780	3.045	3.142	9.577	58.543	73.074	5.201	5.366	16.359	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,894,671,134.949	1,130,931,530.803	178,285,517.920	108,191,126.942	277,231,652.350	1,694,639,828.016

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
39.069	6.159	3.738	9.577	58.543	66.736	10.521	6.384	16.359	100.000

70	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$99,610,659
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	71

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	73

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

74	SEPTEMBER 30, 2017

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	75

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	77

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Portfolio Manager Janus Henderson Contrarian Fund	7/17-Present	Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	79

Janus Henderson Contrarian Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Contrarian Fund

Notes

NotesPage1

Janus Investment Fund	81

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93038 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Emerging Markets Fund (formerly named Henderson Emerging Markets Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Janus Henderson Emerging Markets Fund (unaudited)

FUND SNAPSHOT

Diversification through regional allocations is an important part of portfolio construction for investors. The Janus Henderson Emerging Markets Fund aims to achieve a long-term return in excess of the return that is typically achieved from emerging equity markets. The investment team is comprised of bottom-up investors seeking to create high-conviction portfolios of reasonably valued, high-quality companies.

Michael Cahoon co-portfolio manager	Glen Finegan co-portfolio manager

PERFORMANCE

The Janus Henderson Emerging Markets Fund’s Class I shares returned 1.76% over the two-month period ended September 30, 2017. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 1.82%.

INVESTMENT ENVIRONMENT

Emerging Market equities rose over the period. Chinese and Brazilian equities were among the stronger performers.

PERFORMANCE DISCUSSION

Some of the strategy’s Brazilian holdings contributed positively to performance over the review period as Brazilian equities rebounded from the lows achieved after the first accusations of corruption were leveled at President Temer. In Brazil, we are invested exclusively in private sector businesses whose operations are not reliant on government contracts. Most of these also have some export or overseas revenues in addition to their domestic ones. One such example of a private sector business is Duratex, a wood products manufacturer. While Brazilian GDP showed negative growth in 2015, the company increased its ex-Brazil revenues as a percentage of group revenues, displaying resilience during a downturn.

LG Household and Health Care (LG H&H) detracted from performance. LG H&H is a well run, in our opinion, and leading consumer business in South Korea. We have been investors in the parent company LG Corporation for some time and, unusually for a Korean conglomerate, in our view, we are comfortable with the governance at the LG group thanks to its transparent corporate structure.

Indian mobile phone company Idea Cellular also detracted from performance, as did the Fund’s position in South African packaged foods company Tiger Brands.

OUTLOOK

The portfolio has a bias toward companies listed in markets that bore the brunt of commodity declines such as Brazil, Chile and South Africa. The resulting economic shock resulted in weaker currencies, more attractive valuations and the tantalizing possibility of improving national governance. During 2016 emerging middle-class voters in South Africa delivered a message to the ruling African National Congress party, demanding less corruption and more focus on improving living standards. In Brazil, recent political events appear to have delayed the implementation of market-friendly reforms, but they are as yet not permanently derailed.

The portfolio also has a bias away from Chinese equities at this time. This is due to the presence of a large number of state-controlled enterprises, which raises concerns over the alignment with minority shareholders. In our opinion, there is a significant risk that a large number of these corporations are required to perform “national service” rather than focus on profitable growth and returning profits to shareholders. This means that the opportunity set for absolute return-minded, long-term investors in China appears limited.

We believe it is important to stick to our belief of not compromising on quality, to maintain a long-term approach and to apply a strict valuation discipline. Instinctively we find ourselves becoming more cautious as shorter-term market commentators become bullish on lower-quality and more cyclical emerging market assets. With a long-term perspective, we are positive about the opportunity set that emerging markets offer equity investors that is being created by the structural trend of rising living standards in some parts of the developing world.

Thank you for your investment in the Janus Henderson Emerging Markets Fund.

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Uni-President China Holdings Ltd	0.48%	Tiger Brands Ltd	-0.32%
	Duratex SA	0.46%	Idea Cellular Ltd	-0.28%
	Uni-President Enterprises Corp	0.45%	Aditya Birla Capital Ltd	-0.21%
	China Mengniu Dairy Co Ltd	0.29%	PZ Cussons PLC	-0.19%
	Mega Lifesciences PCL	0.29%	LG Household & Health Care Ltd	-0.14%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Materials	0.64%	12.67%	7.34%
	Industrials	0.45%	6.84%	5.45%
	Consumer Discretionary	0.36%	5.21%	10.32%
	Health Care	0.20%	1.75%	2.24%
	Consumer Staples	0.20%	32.34%	6.52%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-0.84%	7.61%	27.10%
	Telecom Services	-0.26%	3.25%	5.23%
	Energy	-0.24%	0.83%	6.63%
	Financials	-0.16%	16.40%	23.78%
	Other**	-0.13%	7.45%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Tiger Brands Ltd
Food Products	3.9%
Uni-President Enterprises Corp
Food Products	3.8%
Standard Bank Group Ltd
Banks	3.2%
Newcrest Mining Ltd
Metals & Mining	3.2%
Heineken Holding NV
Beverages	3.0%
17.1%

Asset Allocation - (% of Net Assets)
Common Stocks	91.9%
Investment Companies	6.7%
Preferred Stocks	1.1%
Other	0.3%
100.0%

Emerging markets comprised 79.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of July 31, 2017

Janus Investment Fund	3

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017				per the June 5, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	14.93%	4.17%	1.03%	2.04%	1.42%
Class A Shares at MOP	8.37%	2.95%	0.14%
Class C Shares at NAV	14.00%	3.40%	0.28%	2.81%	2.18%
Class C Shares at CDSC	13.00%	3.40%	0.28%
Class D Shares(1)	14.72%	4.11%	0.99%	1.83%	1.21%
Class I Shares	15.26%	4.44%	1.29%	1.73%	1.12%
Class N Shares	15.29%	4.26%	1.09%	1.82%	1.21%
Class S Shares	14.47%	3.80%	0.68%	2.16%	1.54%
Class T Shares	14.77%	4.06%	0.93%	1.91%	1.29%
MSCI Emerging Markets Index (Net)	22.46%	3.99%	1.57%
MSCI Emerging Markets Index (Gross)	22.91%	4.36%	1.93%
Morningstar Quartile - Class I Shares	4th	2nd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	696/843	258/564	266/422

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least June 12, 2018.

The expense ratios shown are estimated.

4	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective 6/5/17, the Fund’s performance is compared to the MSCI Emerging Markets Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI Emerging Markets Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – December 31, 2010

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund (unaudited)

Performance

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (8/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (8/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (8/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,016.70	$2.46	$1,000.00	$1,017.75	$7.39	1.46%
Class C Shares	$1,000.00	$1,015.30	$3.96	$1,000.00	$1,013.29	$11.86	2.35%
Class D Shares	$1,000.00	$1,016.60	$2.46	$1,000.00	$1,017.75	$7.39	1.46%
Class I Shares	$1,000.00	$1,017.60	$2.02	$1,000.00	$1,019.05	$6.07	1.20%
Class N Shares	$1,000.00	$1,017.60	$1.77	$1,000.00	$1,019.80	$5.32	1.05%
Class S Shares	$1,000.00	$1,017.60	$2.55	$1,000.00	$1,017.50	$7.64	1.51%
Class T Shares	$1,000.00	$1,017.60	$2.19	$1,000.00	$1,018.55	$6.58	1.30%
*

Actual Expenses Paid During Period reflect the stub period from August 1, 2017 to September 30, 2017 (stub period reflects the change in fiscal year end from July 31 to September 30) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the stub period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 91.9%
Auto Components – 2.2%
Fuyao Glass Industry Group Co Ltd (144A)	610,800	$2,216,812
Mahle-Metal Leve SA	362,516	2,278,103
		4,494,915
Banks – 11.9%
Banco Bradesco SA	490,203	5,170,297
City Union Bank Ltd	378,578	940,757
Commercial International Bank Egypt SAE (GDR)	583,332	2,651,244
Guaranty Trust Bank PLC	2,986,163	333,184
Guaranty Trust Bank PLC (GDR)	297,309	1,691,688
IDFC Bank Ltd	1,108,488	957,224
Itau Unibanco Holding SA (ADR)	79,527	1,089,520
Kasikornbank PCL	306,100	1,964,769
Komercni banka as	64,663	2,825,781
Standard Bank Group Ltd	558,789	6,516,975
		24,141,439
Beverages – 6.9%
Cia Cervecerias Unidas SA (ADR)	215,840	5,812,571
Fomento Economico Mexicano SAB de CV	56,835	543,328
Guinness Nigeria PLC	1,179,454	312,580
Heineken Holding NV	65,604	6,163,676
Nigerian Breweries PLC	2,447,111	1,126,285
		13,958,440
Capital Markets – 0.7%
Aditya Birla Capital Ltd*	525,771	1,479,203
Chemicals – 1.2%
African Oxygen Ltd	1,381,868	2,353,971
Construction Materials – 2.8%
Grasim Industries Ltd	327,262	5,681,895
Containers & Packaging – 1.8%
Greatview Aseptic Packaging Co Ltd	2,872,000	1,764,828
Nampak Ltd*	1,497,262	1,947,485
		3,712,313
Diversified Financial Services – 0.2%
IDFC Ltd	366,785	331,335
Electric Utilities – 1.1%
Tata Power Co Ltd	1,920,634	2,287,852
Electronic Equipment, Instruments & Components – 3.3%
Chroma ATE Inc	429,000	1,513,951
Delta Electronics Inc	443,465	2,281,680
Delta Electronics Thailand PCL	1,137,900	2,977,858
		6,773,489
Food & Staples Retailing – 1.0%
Shoprite Holdings Ltd	136,211	2,082,646
Food Products – 16.9%
Century Pacific Food Inc	4,178,800	1,390,492
China Mengniu Dairy Co Ltd*	648,800	1,814,843
Grupo Herdez SAB de CV	1,534,097	3,710,213
Nestle Nigeria PLC	387,347	1,318,287
Pioneer Foods Group Ltd	31,229	260,219
Standard Foods Corp	1,535,041	3,746,472
Tiger Brands Ltd	285,290	7,955,997
Uni-President China Holdings Ltd	4,638,000	4,565,978
Uni-President Enterprises Corp	3,691,280	7,730,748
Universal Robina Corp	624,510	1,878,854
		34,372,103
Gas Utilities – 0.9%
China Resources Gas Group Ltd	496,000	1,727,139
Household Durables – 0.4%
Steinhoff Africa Retail Ltd*	500,847	811,352

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Household Products – 1.9%
PZ Cussons PLC	919,602	$3,937,737
Independent Power and Renewable Electricity Producers – 0.9%
Engie Brasil Energia SA	165,051	1,889,380
Industrial Conglomerates – 4.2%
LG Corp	58,674	4,129,879
Quinenco SA	1,539,428	4,370,098
		8,499,977
Information Technology Services – 3.6%
Cognizant Technology Solutions Corp	28,411	2,060,934
Infosys Ltd	125,000	1,722,297
Tata Consultancy Services Ltd	93,449	3,485,353
		7,268,584
Insurance – 0.7%
Samsung Fire & Marine Insurance Co Ltd	5,656	1,383,006
Leisure Products – 1.4%
Merida Industry Co Ltd	662,000	2,882,058
Machinery – 1.8%
WEG SA	537,483	3,632,215
Marine – 0.8%
Cia Sud Americana de Vapores SA*	27,825,112	1,487,197
Grindrod Ltd*	146,469	149,379
		1,636,576
Metals & Mining – 4.0%
Antofagasta PLC	120,058	1,526,502
Newcrest Mining Ltd	394,861	6,508,868
		8,035,370
Multiline Retail – 0.2%
Woolworths Holdings Ltd/South Africa	77,319	342,219
Oil, Gas & Consumable Fuels – 0.8%
Cairn Energy PLC*	607,128	1,557,719
International Petroleum Ltd*,¢	955,965	0
Paper & Forest Products – 2.9%
Duratex SA	1,937,243	5,793,315
Personal Products – 4.9%
LG Household & Health Care Ltd	4,027	3,291,653
Natura Cosmeticos SA	217,414	2,142,077
Unilever PLC	78,329	4,532,583
		9,966,313
Pharmaceuticals – 1.9%
Dr Reddy's Laboratories Ltd	23,033	821,253
Genomma Lab Internacional SAB de CV*	724,718	930,703
Mega Lifesciences PCL	1,880,000	2,128,674
		3,880,630
Technology Hardware, Storage & Peripherals – 0.7%
Asustek Computer Inc	184,000	1,514,116
Textiles, Apparel & Luxury Goods – 1.3%
Stella International Holdings Ltd	906,000	1,584,366
Yue Yuen Industrial Holdings Ltd	262,800	999,214
		2,583,580
Thrifts & Mortgage Finance – 2.8%
Housing Development Finance Corp Ltd	209,874	5,598,193
Water Utilities – 2.8%
Inversiones Aguas Metropolitanas SA	2,582,939	4,583,858
Manila Water Co Inc	1,880,000	1,141,940
		5,725,798
Wireless Telecommunication Services – 3.0%
Empresa Nacional de Telecomunicaciones SA	200,362	2,074,052
Idea Cellular Ltd*	2,185,834	2,592,044

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
XL Axiata Tbk PT*	4,977,075	$1,382,624
		6,048,720
Total Common Stocks (cost $169,656,881)		186,383,598
Preferred Stocks – 1.1%
Beverages – 1.1%
Embotelladora Andina SA (cost $1,856,695)	525,713	2,178,482
Investment Companies – 6.7%
Money Markets – 6.7%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $13,715,635)	13,715,635	13,715,635
Total Investments (total cost $185,229,211) – 99.7%		202,277,715
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		598,640
Net Assets – 100%		$202,876,355

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
India	$25,897,406	12.8%
South Africa	22,420,243	11.1
Brazil	21,994,907	10.9
Chile	20,506,258	10.1
Taiwan	19,669,025	9.7
United States	15,776,569	7.8
China	13,673,966	6.8
United Kingdom	11,554,541	5.7
South Korea	8,804,538	4.3
Thailand	7,071,301	3.5
Australia	6,508,868	3.2
Netherlands	6,163,676	3.0
Mexico	5,184,244	2.6
Nigeria	4,782,024	2.4
Philippines	4,411,286	2.2
Czech Republic	2,825,781	1.4
Egypt	2,651,244	1.3
Indonesia	1,382,624	0.7
Hong Kong	999,214	0.5

Total	$202,277,715	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $2,216,812, which represents 1.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Oil, Gas & Consumable Fuels	$1,557,719	$-	$0
All Other	184,825,879	-	-
Preferred Stocks	-	2,178,482	-
Investment Companies	13,715,635	-	-
Total Assets	$200,099,233	$2,178,482	$0

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	202,277,715
Cash	729
Cash denominated in foreign currency(2)	518,109
Non-interested Trustees' deferred compensation	3,737
Receivables:
Dividends	401,706
Fund shares sold	279,935
Foreign tax reclaims	1,445
Other assets	20,941
Total Assets	203,504,317
Liabilities:
Payables:	—
Investments purchased	310,397
Fund shares repurchased	110,891
Advisory fees	91,243
Transfer agent fees and expenses	33,366
Foreign tax liability	27,779
Custodian fees	15,288
12b-1 Distribution and shareholder servicing fees	11,089
Professional fees	4,092
Non-interested Trustees' deferred compensation fees	3,737
Non-interested Trustees' fees and expenses	1,560
Fund administration fees	1,355
Accrued expenses and other payables	17,165
Total Liabilities	627,962
Net Assets	$202,876,355

See Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$182,876,182
Undistributed net investment income/(loss)	1,657,803
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,320,360
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	17,022,010
Total Net Assets	$202,876,355
Net Assets - Class A Shares	$15,562,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,501,620
Net Asset Value Per Share(4)	$10.36
Maximum Offering Price Per Share(5)	$10.99
Net Assets - Class C Shares	$9,016,543
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	903,367
Net Asset Value Per Share(4)	$9.98
Net Assets - Class D Shares	$16,053,386
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,541,395
Net Asset Value Per Share	$10.41
Net Assets - Class I Shares	$112,952,090
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,842,194
Net Asset Value Per Share	$10.42
Net Assets - Class N Shares	$41,205,961
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,954,598
Net Asset Value Per Share	$10.42
Net Assets - Class S Shares	$316,191
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,375
Net Asset Value Per Share	$10.41
Net Assets - Class T Shares	$7,769,718
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	745,903
Net Asset Value Per Share	$10.42

(1) Includes cost of $185,229,211.

(2) Includes cost of $524,287.

(3) Includes $27,779 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statements of Operations

See footnotes at the end of the Statement.

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)
Investment Income:
Dividends	$1,368,941	$3,071,982
Other income	21,493	15,997
Foreign tax withheld	(169,432)	(238,158)
Total Investment Income	1,221,002	2,849,821
Expenses:
Advisory fees	341,758	908,346
12b-1Distribution and shareholder servicing fees:
Class A Shares	6,570	31,316
Class C Shares	15,079	62,188
Class S Shares	132	104
Transfer agent administrative fees and expenses:
Class D Shares	3,362	2,757
Class S Shares	132	104
Class T Shares	3,306	2,352
Transfer agent networking and omnibus fees:
Class A Shares	3,350	8,944
Class C Shares	3,856	5,425
Class I Shares	25,232	31,970
Other transfer agent fees and expenses:
Class A Shares	723	1,909
Class C Shares	387	1,081
Class D Shares	8,131	407
Class I Shares	2,727	6,187
Class N Shares	429	613
Class S Shares	31	—
Class T Shares	295	11
Registration fees	14,380	62,548
Professional fees	46,511	34,667
Fund administration fees	2,665	17,945
Shareholder reports expense	2,855	6,402
Custodian fees	38,650	164,065
Non-interested Trustees’ fees and expenses	682	2,453
Other expenses	4,710	69,147
Total Expenses	525,953	1,420,941
Less: Excess Expense Reimbursement and Waivers	(100,446)	(167,388)
Net Expenses	425,507	1,253,553
Net Investment Income/(Loss)	795,495	1,596,268

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Statements of Operations

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(3)	980,181	6,353,838
Total Net Realized Gain/(Loss) on Investments	980,181	6,353,838
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(4)	1,609,480	5,444,904
Total Change in Unrealized Net Appreciation/Depreciation	1,609,480	5,444,904
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,385,156	$13,395,010

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Includes realized foreign capital gains tax on investments of $3,919 and $11,465 for the period ended September 30, 2017 and the year ended July 31, 2017, respectively.

(4) Includes change in unrealized appreciation/depreciation for foreign capital gains tax on investments of $208,574 and $(210,027) for the period ended September 30, 2017 and the year ended July 31, 2017, respectively.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$795,495	$1,596,268	$442,831
Net realized gain/(loss) on investments	980,181	6,353,838	(3,549,865)
Change in unrealized net appreciation/depreciation	1,609,480	5,444,904	5,533,805
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,385,156	13,395,010	2,426,771
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(84,478)	(14,840)
Class C Shares	—	(10,078)	—
Class I Shares	—	(467,218)	(113,662)
Class N Shares	—	(18,614)	(1,528)
Net Decrease from Dividends and Distributions to Shareholders	—	(580,388)	(130,030)
Capital Share Transactions: (Note 5)
Class A Shares	180,695	6,952,439	(1,657,413)
Class C Shares	350,563	4,245,080	388,634
Class D Shares	(761,157)	16,083,829	N/A
Class I Shares	3,603,991	62,540,753	21,914,202
Class N Shares	(307,870)	38,887,654	280,587
Class S Shares	7,058	296,026	N/A
Class T Shares	6,742	7,394,663	N/A
Net Increase/(Decrease) from Capital Share Transactions	3,080,022	136,400,444	20,926,010
Net Increase/(Decrease) in Net Assets	6,465,178	149,215,066	23,222,751
Net Assets:
Beginning of period	196,411,177	47,196,111	23,973,360
End of period	$202,876,355	$196,411,177	$47,196,111

Undistributed Net Investment Income/(Loss)	$1,657,803	$912,164	$230,917

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$10.19	$9.10	$8.60		$9.82	$8.49	$7.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.10	0.13		0.02	0.02	0.01
Net realized and unrealized gain/(loss)	0.13	1.05	0.39		(1.24)	1.31	0.56
Total from Investment Operations	0.17	1.15	0.52		(1.22)	1.33	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.06)	(0.02)		—	—	(0.05)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	—	(0.06)	(0.02)		—	—	(0.05)
Net Asset Value, End of Period	$10.36	$10.19	$9.10		$8.60	$9.82	$8.49
Total Return*	1.67%	12.80%	6.07%		(12.42)%	15.67%	7.16%
Net Assets, End of Period (in thousands)	$15,562	$15,124	$6,510		$8,272	$8,656	$8,930
Average Net Assets for the Period (in thousands)	$15,471	$12,523	$5,958		$8,108	$10,236	$8,756
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.76%	2.36%(3)		2.13%	1.97%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.54%	1.79%		1.79%	1.79%	1.79%
Ratio of Net Investment Income/(Loss)	2.18%	1.05%	1.64%		0.21%	0.26%	0.09%
Portfolio Turnover Rate	2%	32%	86%		148%	97%	126%
				1

Class C Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.83	$8.79	$8.35	$9.61	$8.37	$7.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.03	0.06	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain/(loss)	0.13	1.02	0.38	(1.20)	1.28	0.55
Total from Investment Operations	0.15	1.05	0.44	(1.26)	1.24	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—	—	—	(0.02)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	(0.01)	—	—	—	(0.02)
Net Asset Value, End of Period	$9.98	$9.83	$8.79	$8.35	$9.61	$8.37
Total Return*	1.53%	12.03%	5.27%	(13.11)%	14.81%	6.33%
Net Assets, End of Period (in thousands)	$9,017	$8,530	$3,553	$3,049	$4,036	$3,169
Average Net Assets for the Period (in thousands)	$8,877	$6,219	$3,028	$3,471	$3,584	$3,046
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.65%	2.53%	3.16%(3)	2.90%	2.74%	2.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.35%	2.29%	2.54%	2.54%	2.54%	2.54%
Ratio of Net Investment Income/(Loss)	1.29%	0.37%	0.70%	(0.62)%	(0.42)%	(0.60)%
Portfolio Turnover Rate	2%	32%	86%	148%	97%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$10.24	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	0.07
Net realized and unrealized gain/(loss)	0.13	0.12
Total from Investment Operations	0.17	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$10.41	$10.24
Total Return*	1.66%	1.89%
Net Assets, End of Period (in thousands)	$16,053	$16,527
Average Net Assets for the Period (in thousands)	$16,501	$14,711
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.32%
Ratio of Net Investment Income/(Loss)	2.18%	4.63%
Portfolio Turnover Rate	2%	32%

Class I Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.24	$9.13	$8.63	$9.86	$8.49	$7.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	0.15	0.13	0.03	0.05	0.03
Net realized and unrealized gain/(loss)	0.14	1.03	0.42	(1.25)	1.32	0.56
Total from Investment Operations	0.18	1.18	0.55	(1.22)	1.37	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.05)	(0.01)	—	(0.08)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	(0.07)	(0.05)	(0.01)	—	(0.08)
Net Asset Value, End of Period	$10.42	$10.24	$9.13	$8.63	$9.86	$8.49
Total Return*	1.76%	13.15%	6.41%	(12.34)%	16.14%	7.39%
Net Assets, End of Period (in thousands)	$112,952	$107,513	$36,815	$12,652	$16,057	$10,773
Average Net Assets for the Period (in thousands)	$110,859	$62,396	$21,242	$15,071	$13,724	$12,112
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.49%	1.46%	2.09%(4)	1.85%	1.66%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.27%	1.54%	1.54%	1.54%	1.54%
Ratio of Net Investment Income/(Loss)	2.42%	1.63%	1.52%	0.37%	0.56%	0.34%
Portfolio Turnover Rate	2%	32%	86%	148%	97%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30, 2017 and the year or period ended July 31	2017(1)	2017	2016(2)
Net Asset Value, Beginning of Period	$10.24	$9.13	$8.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.05	0.40	0.06
Net realized and unrealized gain/(loss)	0.13	0.79	1.06
Total from Investment Operations	0.18	1.19	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.05)
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	(0.08)	(0.05)
Net Asset Value, End of Period	$10.42	$10.24	$9.13
Total Return*	1.76%	13.17%	13.92%
Net Assets, End of Period (in thousands)	$41,206	$40,785	$318
Average Net Assets for the Period (in thousands)	$41,394	$6,417	$282
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.32%	2.17%(4)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.24%	1.54%
Ratio of Net Investment Income/(Loss)	2.59%	4.20%	1.07%
Portfolio Turnover Rate	2%	32%	86%

Class S Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(5)
Net Asset Value, Beginning of Period	$10.23	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	0.07
Net realized and unrealized gain/(loss)	0.14	0.11
Total from Investment Operations	0.18	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$10.41	$10.23
Total Return*	1.76%	1.79%
Net Assets, End of Period (in thousands)	$316	$304
Average Net Assets for the Period (in thousands)	$311	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.91%	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.59%
Ratio of Net Investment Income/(Loss)	2.11%	4.51%
Portfolio Turnover Rate	2%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

(5) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$10.24	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	0.08
Net realized and unrealized gain/(loss)	0.14	0.11
Total from Investment Operations	0.18	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$10.42	$10.24
Total Return*	1.76%	1.89%
Net Assets, End of Period (in thousands)	$7,770	$7,629
Average Net Assets for the Period (in thousands)	$7,786	$6,024
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.62%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.38%
Ratio of Net Investment Income/(Loss)	2.34%	5.01%
Portfolio Turnover Rate	2%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (formerly named Henderson Emerging Markets Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Emerging Markets Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

22	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $1,098,299 were transferred out of Level 2 to Level 1 as shares began trading for a spun off investment during the period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the

Janus Investment Fund	23

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

24	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Above $2 Billion	0.85

Janus Investment Fund	25

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Above $2 Billion	0.85

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 1.03% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least June 12, 2018. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.79%, 2.54%, 1.54%, and 1.54% for Class A, Class C, Class I, and Class R6, respectively.

Effective after December 1, 2016 through the period of the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.45%, 2.20%, 1.20%, and 1.20% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

26	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between

Janus Investment Fund	27

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, an annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the period ended September 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $1,154.

28	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $19.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-*	-*
Class I Shares	-	-
Class N Shares	96	19
Class S Shares	57	-*
Class T Shares	1	-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

Other book to tax differences primarily consist of deferred compensation, tax equalization and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 2,106,410	$ 3,589,755	$ -	$ -	$ -	$ (3,668)	$ 14,307,676

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 187,942,256	$17,625,399	$ (3,289,940)	$ 14,335,459

Janus Investment Fund	29

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 580,388	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 130,030	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 11,818	$ (49,856)	$ 38,038

Capital has been adjusted by $14,267, including $6,179 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

30	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

5. Capital Share Transactions

	Period ended September 30, 2017(1)		Year ended July 31, 2017(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	50,143	$ 520,399	1,349,928	$12,375,842
Shares from the Acquisition (See Note 9)	-	-	22,865	226,503
Reinvested dividends and distributions	-	-	9,892	83,492
Shares repurchased	(32,976)	(339,704)	(613,754)	(5,733,398)
Net Increase/(Decrease)	17,167	$ 180,695	768,931	$ 6,952,439
Class C Shares:
Shares sold	58,101	$ 578,660	564,103	$ 5,046,774
Shares from the Acquisition (See Note 9)	-	-	77,696	743,077
Reinvested dividends and distributions	-	-	1,220	9,982
Shares repurchased	(22,799)	(228,097)	(179,049)	(1,554,753)
Net Increase/(Decrease)	35,302	$ 350,563	463,970	$ 4,245,080
Class D Shares:
Shares sold	54,740	$ 572,945	110,645	$ 1,108,790
Shares from the Acquisition (See Note 9)	-	-	1,700,070	16,920,629
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(127,531)	(1,334,102)	(196,529)	(1,945,590)
Net Increase/(Decrease)	(72,791)	$ (761,157)	1,614,186	$16,083,829
Class I Shares:
Shares sold	658,430	$6,922,737	5,506,010	$51,403,368
Shares from the Acquisition (See Note 9)	-	-	6,679,880	66,459,467
Reinvested dividends and distributions	-	-	55,118	466,847
Shares repurchased	(319,002)	(3,318,746)	(5,770,345)	(55,788,929)
Net Increase/(Decrease)	339,428	$3,603,991	6,470,663	$62,540,753
Class N Shares:
Shares sold	23,022	$ 240,164	4,092,279	$40,314,636
Reinvested dividends and distributions	-	-	2,194	18,584
Shares repurchased	(52,798)	(548,034)	(144,953)	(1,445,566)
Net Increase/(Decrease)	(29,776)	$ (307,870)	3,949,520	$38,887,654
Class S Shares:
Shares sold	721	$ 7,660	5,106	$ 51,160
Shares from the Acquisition (See Note 9)	-	-	24,693	245,748
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(59)	(602)	(86)	(882)
Net Increase/(Decrease)	662	$ 7,058	29,713	$ 296,026
Class T Shares:
Shares sold	36,727	$ 380,026	235,648	$ 2,323,881
Shares from the Acquisition (See Note 9)	-	-	532,647	5,301,013
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(36,037)	(373,284)	(23,082)	(230,231)
Net Increase/(Decrease)	690	$ 6,742	745,213	$ 7,394,663
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

Janus Investment Fund	31

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

Year ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	347,785	$ 2,908,545
Reinvested dividends and distributions	1,847	14,627
Shares repurchased	(596,193)	(4,580,585)
Net Increase/(Decrease)	(246,561)	$ (1,657,413)
Class C Shares:
Shares sold	212,291	$ 1,713,106
Reinvested dividends and distributions	-	-
Shares repurchased	(173,381)	(1,324,472)
Net Increase/(Decrease)	38,910	$ 388,634
Class I Shares:
Shares sold	4,969,448	$41,225,273
Reinvested dividends and distributions	14,327	113,613
Shares repurchased	(2,417,003)	(19,424,684)
Net Increase/(Decrease)	2,566,772	$21,914,202
Class N Shares:
Shares sold	35,207	$ 283,500
Reinvested dividends and distributions	192	1,522
Shares repurchased	(545)	(4,435)
Net Increase/(Decrease)	34,854	$ 280,587
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

32	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the period ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$11,790,251	$ 3,416,220	$ -	$ -

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$136,723,785	$ 27,922,666	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

9. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Emerging Markets Fund (“Target Fund”) with and into Janus Henderson Emerging Markets Fund (the “Merger”), effective at the close of business on June 9, 2017. The Merger was based in part on Janus Capital’s belief that shareholders of Janus Henderson Emerging Markets Fund and Janus Emerging Markets Fund may benefit from being shareholders of a combined fund with greater asset size, creating the potential for broader asset growth and a more stable asset base.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$9,701,649	$89,896,437	$9,037,851	$98,049,769	$187,946,206	$5,790,132

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Notes to Financial Statements

Assuming the Merger had been completed on 8/1/2016, the pro forma results of operations for the year ended 7/31/2017, are as follows:

Net investment income $1,933,931

Net gain/(loss) on investments $15,209,520

Change in unrealized net appreciation/depreciation $8,914,356

Net increase/(decrease) in net assets resulting from operations $26,057,806

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 9, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Emerging Markets Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2017 through September 30, 2017 and for the year ended July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

November 16, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	51

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

52	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	53

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

54	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	55

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

56	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	57

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

58	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

60	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Emerging Markets Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Emerging Markets Fund into Janus Henderson Emerging Markets Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Emerging Markets Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
8,552,937.074	4,276,737.576	22,555.067	12,873.000	0.000	4,312,165.643

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.003	0.264	0.151	0.000	50.417	99.178	0.523	0.299	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

64	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended September 30, 2017:

Capital Gain Distributions	$6,179
Foreign Taxes Paid	$166,419
Foreign Source Income	$1,382,724
Qualified Dividend Income Percentage	100%

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

68	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

72	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

Janus Investment Fund	73

Janus Henderson Emerging Markets Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

74	SEPTEMBER 30, 2017

Janus Henderson Emerging Markets Fund

Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93079 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Enterprise Fund (formerly named Janus Enterprise Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Enterprise Fund

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Enterprise Fund’s Class I Shares returned 20.32% over the one-year period ended September 30, 2017. The Fund’s benchmark, the Russell Midcap Growth Index, returned 17.82%.

INVESTMENT ENVIRONMENT

U.S. stocks enjoyed strong gains during the year. Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. On a sector basis, the financials and technology sectors experienced large gains within the Russell Midcap Growth Index during the period.

PERFORMANCE DISCUSSION

Our Fund tends to emphasize companies that we believe have more predictable business models, recurring revenue streams and strong competitive positioning that allows them to take market share and experience sustainable long-term growth. As part of our focus on companies with more sustainable growth profiles, we also tend to favor companies that have strong free cash flow growth and high levels of return on invested capital. We believe a collection of companies with more sustainable growth profiles will lead to outperformance of our benchmark over longer time horizons, and were pleased to see our Fund outperform its benchmark this year.

Our stock selection within the consumer discretionary sector was a large contributor to relative performance, as was our underweight to the sector. Within the sector, we’ve tended to avoid many of the traditional brick-and-mortar retailers whose business models are getting disrupted by online retailers. We find it challenging to identify sustainable growth companies within the retail space. That positioning has helped performance over the past year as the traditional brick-and-mortar retail business model continues to be challenged.

While our positioning within the consumer discretionary sector aided relative performance, a number of our holdings outside the sector also added meaningfully to our results. Lam Research, a semiconductor equipment manufacturer, was a top contributor. Many of the businesses it serves are in the memory market. Those customers have enjoyed healthy end markets due to the growth in machine learning and the Internet of Things (IoT). A strong spending cycle by these companies has led to strong demand for Lam’s equipment, and that has shown through in its last several earnings reports.

Two financial companies, LPL Financial and TD Ameritrade, were also top contributors. Both stocks benefited from the prospects of rising interest rates, which should boost earnings from sweeping customers’ cash. While rising rates should boost both companies’ earnings power, we don’t just hold the stocks as a call on the direction of interest rates. We believe both have strong, secular growth potential. We believe online brokers such as TD Ameritrade are poised to take market share as financial advisors increasingly move to practice as RIAs, and custody their assets with TD Ameritrade. Further, we believe TD Ameritrade’s recent acquisition of Scottrade gives it more scale, and will allow the company to improve margins as it realizes cost synergies from the acquisition.

LPL Financial also benefits from secular changes in wealth management. The company provides brokerage and investment advisory services to independent financial advisors and we believe it will benefit from a trend toward independent, fee-based financial advice. Further, we think a couple of headwinds that had been affecting the company, including regulatory actions and technology investments that were depressing margins, are now behind it.

Janus Investment Fund	1

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

While generally pleased with our relative performance, we still held some stocks that detracted from results. Dexcom was our largest detractor. The company manufactures and distributes continuous glucose monitoring (CGM) systems for diabetes management. The stock was down after news that the FDA approved a competitor’s CGM system. We feel that Dexcom’s systems include differentiated product features, however, and continue to own the stock.

World Fuel Services was another detractor. The fuel logistics company has had difficulties managing its costs, which has negatively affected the stock. We believe World Fuel Services will ultimately address its cost issues. We continue to hold the stock, and believe a business linking fuel buyers and sellers in transportation markets around the world is a valuable service for clients. We also believe the company can continue to take share within the fragmented industries in which it operates.

Omnicom Group also detracted from performance this year. Fear that online platforms will allow traditional advertisers to bypass advertising agencies such as Omnicom has weighed on the stock. While we acknowledge Omnicom’s competitive environment is evolving, we feel those concerns are more than reflected in the stock’s valuation, and continue to own the company.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

For more than a decade, our investment process has focused on finding companies with sustainable growth opportunities, strong management teams and a history of generating high returns on invested capital. These companies’ earnings streams are often more predictable than other mid-cap companies. Some stocks with more predictable earnings models have been bid up by the market over the last several quarters as investors gravitate toward proven growth opportunities.

That doesn’t mean we will veer from our approach. A focus on durable growth companies has served our clients well through the years and we believe it is the best way to add value through an entire market cycle. But we’ve had to dig a little deeper to find durable growth companies where the profitability model is still emerging, where the competitive advantages supporting stable earnings growth may be less understood, or where the growth comes with some cyclicality around the business.

On the margins, we’ve trimmed some stocks that have reached our valuation target, and invested in some new positions where the sustainability of earnings growth is less appreciated by the market. We plan to be opportunistic in case markets return to exhibiting more traditional levels of volatility and we see a better buying opportunity for durable growth companies. In short, we know our hunting ground among mid-cap stocks and will be ready when opportunities present themselves.

Thank you for your continued investment in the Janus Henderson Enterprise Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Lam Research Corp	1.04%	DexCom Inc	-0.30%
	TD Ameritrade Holding Corp	0.81%	World Fuel Services Corp	-0.21%
	LPL Financial Holdings Inc	0.79%	Omnicom Group Inc	-0.14%
	National Instruments Corp	0.72%	Ritchie Bros Auctioneers Inc	-0.11%
	KLA-Tencor Corp	0.63%	Ultimate Software Group Inc	-0.10%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	1.90%	9.72%	21.62%
	Consumer Staples	1.33%	0.00%	6.30%
	Health Care	0.74%	18.43%	15.37%
	Industrials	0.69%	17.07%	15.14%
	Financials	0.57%	7.08%	5.76%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-1.43%	7.54%	0.00%
	Materials	-0.44%	1.89%	5.53%
	Real Estate	-0.10%	4.28%	4.54%
	Utilities	-0.02%	0.00%	0.02%
	Telecommunication Services	0.01%	0.00%	0.32%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Sensata Technologies Holding NV
Electrical Equipment	2.4%
TD Ameritrade Holding Corp
Capital Markets	2.3%
TE Connectivity Ltd
Electronic Equipment, Instruments & Components	2.0%
Aon PLC
Insurance	2.0%
Lamar Advertising Co
Equity Real Estate Investment Trusts (REITs)	1.9%
10.6%

Asset Allocation - (% of Net Assets)
Common Stocks	92.6%
Investment Companies	8.5%
Preferred Stocks	0.3%
Other	(1.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	19.89%	16.08%	9.14%	10.91%	1.18%
Class A Shares at MOP(1)	13.00%	14.72%	8.50%	10.65%
Class C Shares at NAV(1)	19.19%	15.31%	8.29%	10.13%	1.81%
Class C Shares at CDSC(1)	18.19%	15.31%	8.29%	10.13%
Class D Shares(1)	20.27%	16.42%	9.40%	11.05%	0.84%
Class I Shares(1)	20.32%	16.50%	9.33%	11.02%	0.78%
Class N Shares(1)	20.45%	16.61%	9.33%	11.02%	0.68%
Class R Shares(1)	19.56%	15.75%	8.74%	10.53%	1.43%
Class S Shares(1)	19.86%	16.04%	9.04%	10.79%	1.18%
Class T Shares(1)	20.16%	16.33%	9.33%	11.02%	0.93%
Russell Midcap Growth Index	17.82%	14.18%	8.20%	10.08%
Morningstar Quartile - Class T Shares	2nd	1st	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	192/635	25/580	49/533	37/139

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,120.50	$6.01	$1,000.00	$1,019.40	$5.72	1.13%
Class C Shares	$1,000.00	$1,117.40	$8.92	$1,000.00	$1,016.65	$8.49	1.68%
Class D Shares	$1,000.00	$1,122.40	$4.36	$1,000.00	$1,020.96	$4.15	0.82%
Class I Shares	$1,000.00	$1,122.60	$4.10	$1,000.00	$1,021.21	$3.90	0.77%
Class N Shares	$1,000.00	$1,123.10	$3.57	$1,000.00	$1,021.71	$3.40	0.67%
Class R Shares	$1,000.00	$1,118.90	$7.49	$1,000.00	$1,018.00	$7.13	1.41%
Class S Shares	$1,000.00	$1,120.30	$6.17	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,121.70	$4.84	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 92.6%
Aerospace & Defense – 1.7%
HEICO Corp	1,129,391	$86,059,594
Teledyne Technologies Inc*	1,116,692	177,755,033
		263,814,627
Air Freight & Logistics – 0.8%
Expeditors International of Washington Inc	1,976,829	118,332,984
Airlines – 1.5%
Ryanair Holdings PLC (ADR)*	2,230,963	235,188,119
Banks – 0.5%
SVB Financial Group*	425,309	79,571,061
Biotechnology – 3.4%
ACADIA Pharmaceuticals Inc*	1,868,346	70,380,594
Alkermes PLC*	1,590,706	80,871,493
Celgene Corp*,†	1,412,500	205,970,750
Neurocrine Biosciences Inc*	1,747,187	107,067,619
TESARO Inc*,#	370,768	47,866,149
		512,156,605
Building Products – 1.0%
AO Smith Corp	2,430,905	144,468,684
Capital Markets – 4.9%
LPL Financial Holdings Inc	4,353,951	224,533,253
MSCI Inc	1,459,402	170,604,094
TD Ameritrade Holding Corp	7,168,577	349,826,558
		744,963,905
Commercial Services & Supplies – 1.8%
Edenred	4,222,090	114,761,892
Ritchie Bros Auctioneers Inc†	4,865,733	153,854,477
		268,616,369
Communications Equipment – 0.7%
Harris Corp	808,293	106,436,022
Containers & Packaging – 1.4%
Sealed Air Corp	5,138,771	219,528,297
Diversified Consumer Services – 1.5%
ServiceMaster Global Holdings Inc*	4,944,993	231,079,523
Electrical Equipment – 2.9%
AMETEK Inc†	1,147,491	75,780,306
Sensata Technologies Holding NV*	7,495,188	360,286,187
		436,066,493
Electronic Equipment, Instruments & Components – 7.1%
Amphenol Corp	1,334,772	112,975,102
Belden Inc	1,592,050	128,207,787
Dolby Laboratories Inc	1,663,946	95,710,174
Flex Ltd*	10,807,913	179,087,118
National Instruments Corp	5,905,893	249,051,508
TE Connectivity Ltd	3,675,196	305,261,780
		1,070,293,469
Equity Real Estate Investment Trusts (REITs) – 3.7%
Crown Castle International Corp	2,656,463	265,593,171
Lamar Advertising Co£	4,249,302	291,204,666
		556,797,837
Health Care Equipment & Supplies – 8.4%
ABIOMED Inc*	399,992	67,438,651
Boston Scientific Corp*	9,086,678	265,058,397
Cooper Cos Inc	687,927	163,114,371
DexCom Inc*	1,368,863	66,971,622
ICU Medical Inc*	371,062	68,961,873
STERIS PLC	2,788,434	246,497,566
Teleflex Inc	802,930	194,284,972

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Varian Medical Systems Inc*	1,997,703	$199,890,162
		1,272,217,614
Health Care Providers & Services – 0.6%
Henry Schein Inc*,†	1,167,180	95,697,088
Health Care Technology – 1.4%
athenahealth Inc*	1,733,723	215,605,792
Hotels, Restaurants & Leisure – 2.4%
Dunkin' Brands Group Inc	3,553,585	188,624,292
Norwegian Cruise Line Holdings Ltd*	3,168,921	171,280,180
		359,904,472
Industrial Conglomerates – 0.6%
Carlisle Cos Inc	900,361	90,297,205
Information Technology Services – 8.8%
Amdocs Ltd†	3,751,945	241,325,102
Broadridge Financial Solutions Inc	2,114,652	170,906,175
Euronet Worldwide Inc*	604,708	57,320,271
Fidelity National Information Services Inc	2,269,396	211,938,891
Gartner Inc*	1,168,741	145,403,068
Global Payments Inc	1,833,599	174,246,913
Jack Henry & Associates Inc	1,168,865	120,147,633
WEX Inc*	1,850,903	207,708,335
		1,328,996,388
Insurance – 2.8%
Aon PLC	2,057,153	300,550,053
Intact Financial Corp	1,476,835	122,008,162
		422,558,215
Internet Software & Services – 2.8%
Cimpress NV*,#,£	2,256,039	220,324,769
CoStar Group Inc*	742,884	199,278,633
		419,603,402
Leisure Products – 0.6%
Polaris Industries Inc#	839,031	87,787,814
Life Sciences Tools & Services – 5.0%
PerkinElmer Inc	3,907,304	269,486,757
Quintiles IMS Holdings Inc*,†	2,657,573	252,655,465
Waters Corp*	1,351,617	242,642,284
		764,784,506
Machinery – 1.9%
Middleby Corp*	662,125	84,864,561
Rexnord Corp*,†,£	5,457,087	138,664,581
Wabtec Corp/DE#	838,492	63,515,769
		287,044,911
Media – 0.9%
Omnicom Group Inc	1,867,816	138,349,131
Oil, Gas & Consumable Fuels – 0.4%
World Fuel Services Corp	1,993,690	67,606,028
Professional Services – 2.2%
IHS Markit Ltd*	2,694,075	118,754,826
Verisk Analytics Inc*	2,516,642	209,359,448
		328,114,274
Road & Rail – 1.3%
Canadian Pacific Railway Ltd	467,277	78,516,554
Old Dominion Freight Line Inc†	1,118,379	123,144,712
		201,661,266
Semiconductor & Semiconductor Equipment – 7.3%
KLA-Tencor Corp	1,971,653	208,995,218
Lam Research Corp	1,350,216	249,843,969
Microchip Technology Inc	2,358,718	211,765,702

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
ON Semiconductor Corp*	13,147,310	$242,830,816
Xilinx Inc	2,819,395	199,697,748
		1,113,133,453
Software – 8.4%
Atlassian Corp PLC*,£	5,128,645	180,271,872
Cadence Design Systems Inc*	2,443,749	96,454,773
Constellation Software Inc/Canada#	498,709	272,115,393
Intuit Inc	954,670	135,696,794
Nice Ltd (ADR)	2,775,085	225,642,161
SS&C Technologies Holdings Inc	6,486,004	260,413,061
Ultimate Software Group Inc*	562,262	106,604,875
		1,277,198,929
Specialty Retail – 1.1%
Tractor Supply Co	1,468,932	92,968,706
Williams-Sonoma Inc#	1,402,197	69,913,542
		162,882,248
Textiles, Apparel & Luxury Goods – 2.7%
Carter's Inc	1,213,572	119,840,235
Gildan Activewear Inc#	6,524,025	204,071,502
Lululemon Athletica Inc*	1,283,948	79,925,763
		403,837,500
Trading Companies & Distributors – 0.1%
Ferguson PLC	325,222	21,333,462
Total Common Stocks (cost $9,828,011,701)		14,045,927,693
Preferred Stocks – 0.3%
Electronic Equipment, Instruments & Components – 0.1%
Belden Inc, 6.7500%	124,900	13,496,694
Machinery – 0.2%
Rexnord Corp, 5.7500%	600,000	34,926,000
Total Preferred Stocks (cost $42,490,000)		48,422,694
Investment Companies – 8.5%
Investments Purchased with Cash Collateral from Securities Lending – 1.3%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	192,732,234	192,732,234
Money Markets – 7.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	1,100,519,740	1,100,519,740
Total Investment Companies (cost $1,293,251,974)		1,293,251,974
Total Investments (total cost $11,163,753,675) – 101.4%		15,387,602,361
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(206,248,373)
Net Assets – 100%		$15,181,353,988

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$13,779,838,767	89.6%
Canada	830,566,088	5.4
Ireland	235,188,119	1.5
Israel	225,642,161	1.5
Australia	180,271,872	1.2
France	114,761,892	0.7
United Kingdom	21,333,462	0.1

Total	$15,387,602,361	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Common Stocks – 5.5%
Equity Real Estate Investment Trusts (REITs) – 1.9%
Lamar Advertising Co	$13,524,243	$—	$16,169,166	$291,204,666
Internet Software & Services – 1.5%
Cimpress NV*,#	—	—	3,375,156	220,324,769
Machinery – 0.9%
Rexnord Corp*,†	—	—	19,494,205	138,664,581
Software – 1.2%
Atlassian Corp PLC*	—	—	34,992,951	180,271,872
Total Common Stocks	$13,524,243	$—	$74,031,478	$830,465,888
Investment Companies – 8.5%
Investments Purchased with Cash Collateral from Securities Lending – 1.3%
Janus Cash Collateral Fund LLC, 0.9785%ºº	1,776,648∆	—	—	192,732,234
Money Markets – 7.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	7,101,424	—	—	1,100,519,740
Total Investment Companies	$8,878,072	$—	$—	$1,293,251,974
Total Affiliated Investments – 14.0%	$22,402,315	$—	$74,031,478	$2,123,717,862

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 5.5%
Equity Real Estate Investment Trusts (REITs) – 1.9%
Lamar Advertising Co	3,738,925	510,377	—	4,249,302
Internet Software & Services – 1.5%
Cimpress NV*,#	1,347,855	908,184	—	2,256,039
Machinery – 0.9%
Rexnord Corp*,†	3,904,927	1,552,160	—	5,457,087
Software – 1.2%
Atlassian Corp PLC*	2,409,323	2,719,322	—	5,128,645

Investment Companies – 8.5%
Investments Purchased with Cash Collateral from Securities Lending – 1.3%
Janus Cash Collateral Fund LLC, 0.9785%ºº	433,157,179	1,871,361,993	(2,111,786,938)	192,732,234
Money Markets – 7.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	638,312,949	2,380,234,791	(1,918,028,000)	1,100,519,740

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2017

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	10/12/17	(20,000,000)	$23,660,180	$11,304
Barclays Capital, Inc.:
Canadian Dollar	10/26/17	(41,647,000)	33,795,660	407,812
Euro	10/26/17	(72,410,000)	86,564,491	870,726

				1,278,538
Citibank NA:
Canadian Dollar	10/26/17	(57,515,000)	46,610,857	501,843
Euro	10/26/17	(66,598,000)	79,535,994	720,453

				1,222,296
Credit Suisse International:
Canadian Dollar	10/19/17	(61,070,000)	49,679,405	723,144
HSBC Securities (USA), Inc.:
Canadian Dollar	10/12/17	(9,460,000)	7,658,431	75,325
Canadian Dollar	10/12/17	(68,713,000)	54,862,259	(217,862)
Euro	10/12/17	(60,098,000)	71,084,566	22,059

				(120,478)
JPMorgan Chase & Co.:
Euro	10/26/17	(54,999,000)	65,821,703	733,023
Total				$3,847,827

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$4,065,689

Liability Derivatives:
Forward foreign currency exchange contracts	$ 217,862

(a) Amounts relate to purchased options.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Schedule of Investments

September 30, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(27,570,900)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 3,773,262

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$343,701,175

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $311,782,700.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$14,045,927,693	$-	$-
Preferred Stocks	-	48,422,694	-
Investment Companies	-	1,293,251,974	-
Total Investments in Securities	$14,045,927,693	$1,341,674,668	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	4,065,689	-
Total Assets	$14,045,927,693	$1,345,740,357	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$217,862	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	13,263,884,499
Affiliated investments, at value(3)(4)	2,123,717,862
Cash	135,269
Forward foreign currency exchange contracts	4,065,689
Cash denominated in foreign currency(5)	494,373
Non-interested Trustees' deferred compensation	279,870
Receivables:
Fund shares sold	14,490,256
Dividends	4,379,116
Dividends from affiliates	990,035
Other assets	344,031
Total Assets	15,412,781,000
Liabilities:
Collateral for securities loaned (Note 3)	192,732,234
Forward foreign currency exchange contracts	217,862
Closed foreign currency contracts	267,621
Payables:	—
Fund shares repurchased	22,501,456
Advisory fees	8,114,211
Investments purchased	4,244,310
Transfer agent fees and expenses	1,910,318
12b-1 Distribution and shareholder servicing fees	535,928
Non-interested Trustees' deferred compensation fees	279,870
Fund administration fees	98,892
Non-interested Trustees' fees and expenses	97,422
Professional fees	22,362
Custodian fees	10,718
Accrued expenses and other payables	393,808
Total Liabilities	231,427,012
Net Assets	$15,181,353,988

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,670,403,019
Undistributed net investment income/(loss)	15,767,116
Undistributed net realized gain/(loss) from investments and foreign currency transactions	267,486,645
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,227,697,208
Total Net Assets	$15,181,353,988
Net Assets - Class A Shares	$617,748,901
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,557,548
Net Asset Value Per Share(6)	$111.15
Maximum Offering Price Per Share(7)	$117.93
Net Assets - Class C Shares	$250,284,884
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,400,477
Net Asset Value Per Share(6)	$104.26
Net Assets - Class D Shares	$1,696,183,951
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,926,307
Net Asset Value Per Share	$113.64
Net Assets - Class I Shares	$4,550,262,988
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,843,082
Net Asset Value Per Share	$114.20
Net Assets - Class N Shares	$2,940,421,942
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,664,817
Net Asset Value Per Share	$114.57
Net Assets - Class R Shares	$171,439,125
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,584,451
Net Asset Value Per Share	$108.20
Net Assets - Class S Shares	$580,629,126
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,245,219
Net Asset Value Per Share	$110.70
Net Assets - Class T Shares	$4,374,383,071
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,725,768
Net Asset Value Per Share	$112.96

(1) Includes cost of $9,198,291,184.

(2) Includes $119,504,173 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $1,965,462,491.

(4) Includes $68,713,316 of securities on loan. See Note 3 in Notes to Financial Statements.

(5) Includes cost of $494,373.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$105,378,941
Dividends from affiliates	20,625,667
Affiliated securities lending income, net	1,776,648
Other income	174
Foreign tax withheld	(1,977,443)
Total Investment Income	125,803,987
Expenses:
Advisory fees	81,224,041
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,578,487
Class C Shares	2,207,912
Class R Shares	796,114
Class S Shares	1,338,478
Transfer agent administrative fees and expenses:
Class D Shares	1,853,032
Class R Shares	399,761
Class S Shares	1,338,478
Class T Shares	9,359,179
Transfer agent networking and omnibus fees:
Class A Shares	1,593,974
Class C Shares	235,786
Class I Shares	3,462,189
Other transfer agent fees and expenses:
Class A Shares	71,270
Class C Shares	27,619
Class D Shares	307,773
Class I Shares	142,172
Class N Shares	66,051
Class R Shares	2,904
Class S Shares	7,478
Class T Shares	37,339
Fund administration fees	1,140,547
Shareholder reports expense	1,047,175
Registration fees	436,597
Non-interested Trustees’ fees and expenses	404,366
Professional fees	134,352
Custodian fees	106,923
Other expenses	601,474
Total Expenses	109,921,471
Less: Excess Expense Reimbursement and Waivers	(470,154)
Net Expenses	109,451,317
Net Investment Income/(Loss)	16,352,670

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Enterprise Fund

Statement of Operations

For the year ended September 30, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$294,725,314
Forward foreign currency exchange contracts	(27,570,900)
Total Net Realized Gain/(Loss) on Investments	267,154,414
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,086,147,784
Investments in affiliates	74,031,478
Forward foreign currency exchange contracts	3,773,262
Total Change in Unrealized Net Appreciation/Depreciation	2,163,952,524
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,447,459,608

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$16,352,670	$15,324,887
Net realized gain/(loss) on investments	267,154,414	178,049,082
Change in unrealized net appreciation/depreciation	2,163,952,524	1,013,053,283
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,447,459,608	1,206,427,252
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(638,474)
Class D Shares	(1,299,025)	(3,418,521)
Class I Shares	(4,675,427)	(5,579,295)
Class N Shares	(4,077,477)	(3,266,138)
Class S Shares	—	(334,869)
Class T Shares	(2,240,391)	(5,388,841)
Total Dividends from Net Investment Income	(12,292,320)	(18,626,138)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(10,475,875)	(11,426,367)
Class C Shares	(3,754,688)	(3,495,266)
Class D Shares	(23,314,536)	(44,657,418)
Class I Shares	(45,129,032)	(48,698,657)
Class N Shares	(29,769,271)	(25,597,498)
Class R Shares	(2,515,194)	(3,952,702)
Class S Shares	(8,229,225)	(12,944,744)
Class T Shares	(53,447,457)	(72,142,283)
Total Distributions from Net Realized Gain from Investment Transactions	(176,635,278)	(222,914,935)
Net Decrease from Dividends and Distributions to Shareholders	(188,927,598)	(241,541,073)
Capital Share Transactions:
Class A Shares	(42,777,439)	219,763,258
Class C Shares	25,837,420	93,011,469
Class D Shares	9,992,642	48,085,051
Class I Shares	1,385,247,127	1,049,959,132
Class N Shares	1,095,715,309	736,486,030
Class R Shares	9,912,310	22,122,158
Class S Shares	19,375,079	93,611,454
Class T Shares	664,764,644	941,058,297
Net Increase/(Decrease) from Capital Share Transactions	3,168,067,092	3,204,096,849
Net Increase/(Decrease) in Net Assets	5,426,599,102	4,168,983,028
Net Assets:
Beginning of period	9,754,754,886	5,585,771,858
End of period	$15,181,353,988	$9,754,754,886

Undistributed Net Investment Income/(Loss)	$15,767,116	$12,121,936

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$94.24	$83.92	$83.97		$79.08	$64.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.14)(1)	(0.04)(1)	0.14(1)		(0.21)(1)	0.12
Net realized and unrealized gain/(loss)	18.61	13.68	4.78		9.44	16.70
Total from Investment Operations	18.47	13.64	4.92		9.23	16.82
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.18)	—		—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)		(4.34)	(2.27)
Total Dividends and Distributions	(1.56)	(3.32)	(4.97)		(4.34)	(2.27)
Net Asset Value, End of Period	$111.15	$94.24	$83.92		$83.97	$79.08
Total Return*	19.89%	16.72%	5.88%		12.07%	26.78%
Net Assets, End of Period (in thousands)	$617,749	$552,545	$282,626		$104,169	$93,983
Average Net Assets for the Period (in thousands)	$632,639	$385,855	$180,646		$101,667	$80,016
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.18%	1.14%		1.16%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.15%	1.13%		1.16%	1.09%
Ratio of Net Investment Income/(Loss)	(0.14)%	(0.05)%	0.16%		(0.25)%	0.18%
Portfolio Turnover Rate	10%	8%	17%		17%	17%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$89.01	$79.78	$80.56	$76.52	$62.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.70)(1)	(0.58)(1)	(0.39)(1)	(0.71)(1)	(0.14)
Net realized and unrealized gain/(loss)	17.51	12.95	4.58	9.09	15.95
Total from Investment Operations	16.81	12.37	4.19	8.38	15.81
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Net Asset Value, End of Period	$104.26	$89.01	$79.78	$80.56	$76.52
Total Return*	19.19%	15.95%	5.19%	11.34%	25.81%
Net Assets, End of Period (in thousands)	$250,285	$185,629	$77,748	$47,481	$35,702
Average Net Assets for the Period (in thousands)	$233,290	$118,888	$63,110	$40,463	$29,470
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.81%	1.78%	1.82%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.81%	1.78%	1.82%	1.85%
Ratio of Net Investment Income/(Loss)	(0.74)%	(0.71)%	(0.46)%	(0.90)%	(0.59)%
Portfolio Turnover Rate	10%	8%	17%	17%	17%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$96.10	$85.33	$85.09	$79.95	$65.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.23(1)	0.48(1)	0.05(1)	0.25
Net realized and unrealized gain/(loss)	19.02	13.92	4.76	9.55	16.90
Total from Investment Operations	19.19	14.15	5.24	9.60	17.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.24)	(0.03)	(0.12)	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(1.65)	(3.38)	(5.00)	(4.46)	(2.27)
Net Asset Value, End of Period	$113.64	$96.10	$85.33	$85.09	$79.95
Total Return*	20.27%	17.06%	6.19%	12.43%	27.07%
Net Assets, End of Period (in thousands)	$1,696,184	$1,420,155	$1,214,008	$1,178,379	$1,105,852
Average Net Assets for the Period (in thousands)	$1,547,274	$1,301,480	$1,278,374	$1,175,886	$1,005,221
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.84%	0.84%	0.84%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.84%	0.84%	0.84%	0.86%
Ratio of Net Investment Income/(Loss)	0.17%	0.26%	0.54%	0.06%	0.41%
Portfolio Turnover Rate	10%	8%	17%	17%	17%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$96.60	$85.81	$85.51	$80.37	$65.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.29(1)	0.50(1)	0.13(1)	0.29
Net realized and unrealized gain/(loss)	19.09	14.00	4.83	9.55	17.03
Total from Investment Operations	19.32	14.29	5.33	9.68	17.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.36)	(0.06)	(0.20)	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(1.72)	(3.50)	(5.03)	(4.54)	(2.27)
Net Asset Value, End of Period	$114.20	$96.60	$85.81	$85.51	$80.37
Total Return*	20.32%	17.15%	6.28%	12.47%	27.23%
Net Assets, End of Period (in thousands)	$4,550,263	$2,524,615	$1,229,458	$547,204	$490,913
Average Net Assets for the Period (in thousands)	$3,535,026	$1,776,987	$861,229	$545,347	$415,493
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.78%	0.74%	0.75%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.78%	0.74%	0.75%	0.74%
Ratio of Net Investment Income/(Loss)	0.22%	0.32%	0.55%	0.16%	0.53%
Portfolio Turnover Rate	10%	8%	17%	17%	17%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$96.86	$86.00	$85.63	$80.41	$65.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.33(1)	0.37(1)	0.55(1)	0.30(1)	0.29
Net realized and unrealized gain/(loss)	19.15	14.03	4.88	9.49	17.07
Total from Investment Operations	19.48	14.40	5.43	9.79	17.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.40)	(0.09)	(0.23)	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(1.77)	(3.54)	(5.06)	(4.57)	(2.27)
Net Asset Value, End of Period	$114.57	$96.86	$86.00	$85.63	$80.41
Total Return*	20.45%	17.25%	6.39%	12.62%	27.30%
Net Assets, End of Period (in thousands)	$2,940,422	$1,416,813	$555,661	$81,346	$12,196
Average Net Assets for the Period (in thousands)	$2,309,608	$935,924	$253,371	$30,878	$8,864
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.68%	0.67%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.67%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)	0.31%	0.41%	0.61%	0.36%	0.57%
Portfolio Turnover Rate	10%	8%	17%	17%	17%

Class R Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$92.03	$82.09	$82.46	$77.93	$63.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.41)(1)	(0.28)(1)	(0.06)(1)	(0.42)(1)	(0.12)
Net realized and unrealized gain/(loss)	18.14	13.36	4.66	9.29	16.49
Total from Investment Operations	17.73	13.08	4.60	8.87	16.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Net Asset Value, End of Period	$108.20	$92.03	$82.09	$82.46	$77.93
Total Return*	19.56%	16.38%	5.59%	11.78%	26.36%
Net Assets, End of Period (in thousands)	$171,439	$134,396	$98,430	$70,573	$60,299
Average Net Assets for the Period (in thousands)	$160,164	$115,477	$88,440	$66,768	$53,140
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.43%	1.41%	1.42%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.43%	1.41%	1.42%	1.43%
Ratio of Net Investment Income/(Loss)	(0.42)%	(0.33)%	(0.07)%	(0.51)%	(0.16)%
Portfolio Turnover Rate	10%	8%	17%	17%	17%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$93.89	$83.56	$83.65	$78.80	$64.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.17)(1)	(0.07)(1)	0.14(1)	(0.23)(1)	0.06
Net realized and unrealized gain/(loss)	18.54	13.62	4.74	9.42	16.65
Total from Investment Operations	18.37	13.55	4.88	9.19	16.71
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	—	—	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(1.56)	(3.22)	(4.97)	(4.34)	(2.27)
Net Asset Value, End of Period	$110.70	$93.89	$83.56	$83.65	$78.80
Total Return*	19.86%	16.67%	5.86%	12.07%	26.68%
Net Assets, End of Period (in thousands)	$580,629	$470,126	$327,972	$199,831	$252,212
Average Net Assets for the Period (in thousands)	$536,354	$391,803	$267,883	$228,373	$216,096
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.18%	1.17%	1.17%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.17%	1.16%	1.17%
Ratio of Net Investment Income/(Loss)	(0.17)%	(0.08)%	0.16%	(0.29)%	0.09%
Portfolio Turnover Rate	10%	8%	17%	17%	17%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$95.60	$84.97	$84.78	$79.71	$64.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.15(1)	0.39(1)	(0.01)(1)	0.21
Net realized and unrealized gain/(loss)	18.91	13.85	4.78	9.50	16.85
Total from Investment Operations	18.99	14.00	5.17	9.49	17.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.23)	(0.01)	(0.08)	—
Distributions (from capital gains)	(1.56)	(3.14)	(4.97)	(4.34)	(2.27)
Total Dividends and Distributions	(1.63)	(3.37)	(4.98)	(4.42)	(2.27)
Net Asset Value, End of Period	$112.96	$95.60	$84.97	$84.78	$79.71
Total Return*	20.16%	16.96%	6.13%	12.33%	27.00%
Net Assets, End of Period (in thousands)	$4,374,383	$3,050,476	$1,799,869	$1,248,431	$1,068,048
Average Net Assets for the Period (in thousands)	$3,748,225	$2,355,843	$1,579,228	$1,179,729	$938,951
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	0.92%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%	0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss)	0.08%	0.17%	0.44%	(0.01)%	0.34%
Portfolio Turnover Rate	10%	8%	17%	17%	17%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Enterprise Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Enterprise Fund (formerly named Janus Enterprise Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

24	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Janus Investment Fund	25

Janus Henderson Enterprise Fund

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

26	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Janus Investment Fund	27

Janus Henderson Enterprise Fund

Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

28	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	29

Janus Henderson Enterprise Fund

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$11,304	$—	$—	$11,304
Barclays Capital, Inc.	1,278,538	—	—	1,278,538
Citibank NA	1,222,296	—	—	1,222,296
Credit Suisse International	723,144	—	—	723,144
Deutsche Bank AG	188,217,489	—	(188,217,489)	—
HSBC Securities (USA), Inc.	97,384	(97,384)	—	—
JPMorgan Chase & Co.	733,023	—	—	733,023

Total	$192,283,178	$(97,384)	$(188,217,489)	$3,968,305
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$217,862	$(97,384)	$—	$120,478

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

30	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Notes to Financial Statements

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Janus Investment Fund	31

Janus Henderson Enterprise Fund

Notes to Financial Statements

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $188,217,489. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2017 is $192,732,234, resulting in the net amount due to the counterparty of $4,514,745.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the

32	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Notes to Financial Statements

0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’

Janus Investment Fund	33

Janus Henderson Enterprise Fund

Notes to Financial Statements

fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $130,076.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $139 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $60,015.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $39,806,127 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

34	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 16,031,687	$ 271,497,053	$ -	$ -	$ -	$ (263,875)	$4,223,686,104

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 11,163,916,257	$4,309,178,596	$(85,492,492)	$ 4,223,686,104

Information on the tax components of derivatives as of September 30, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,847,827	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 12,292,320	$ 176,635,278	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 41,122,700	$ 200,418,373	$ -	$ -

Janus Investment Fund	35

Janus Henderson Enterprise Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (415,170)	$ 415,170

6. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,835,792	$ 371,583,694	3,655,677	$ 321,443,154
Reinvested dividends and distributions	86,318	8,145,824	106,139	8,928,445
Shares repurchased	(4,227,887)	(422,506,957)	(1,266,406)	(110,608,341)
Net Increase/(Decrease)	(305,777)	$ (42,777,439)	2,495,410	$ 219,763,258
Class C Shares:
Shares sold	918,985	$ 82,607,348	1,318,742	$ 110,231,318
Reinvested dividends and distributions	37,125	3,301,111	39,173	3,128,751
Shares repurchased	(641,022)	(60,071,039)	(247,028)	(20,348,600)
Net Increase/(Decrease)	315,088	$ 25,837,420	1,110,887	$ 93,011,469
Class D Shares:
Shares sold	1,306,820	$ 129,263,111	1,324,596	$ 118,238,768
Reinvested dividends and distributions	250,887	24,145,367	550,940	47,149,436
Shares repurchased	(1,409,072)	(143,415,836)	(1,324,302)	(117,303,153)
Net Increase/(Decrease)	148,635	$ 9,992,642	551,234	$ 48,085,051
Class I Shares:
Shares sold	19,886,756	$2,029,408,725	15,767,845	$1,406,815,915
Reinvested dividends and distributions	395,041	38,192,591	461,214	39,650,528
Shares repurchased	(6,574,655)	(682,354,189)	(4,421,237)	(396,507,311)
Net Increase/(Decrease)	13,707,142	$1,385,247,127	11,807,822	$1,049,959,132
Class N Shares:
Shares sold	13,756,222	$1,384,535,741	8,983,168	$ 810,418,137
Reinvested dividends and distributions	349,221	33,846,513	335,078	28,863,636
Shares repurchased	(3,068,727)	(322,666,945)	(1,151,433)	(102,795,743)
Net Increase/(Decrease)	11,036,716	$1,095,715,309	8,166,813	$ 736,486,030
Class R Shares:
Shares sold	642,157	$ 60,802,833	600,874	$ 51,096,284
Reinvested dividends and distributions	24,339	2,240,880	43,115	3,549,636
Shares repurchased	(542,372)	(53,131,403)	(382,685)	(32,523,762)
Net Increase/(Decrease)	124,124	$ 9,912,310	261,304	$ 22,122,158
Class S Shares:
Shares sold	1,937,307	$ 189,833,002	2,443,023	$ 212,904,209
Reinvested dividends and distributions	87,440	8,220,247	158,255	13,266,524
Shares repurchased	(1,786,802)	(178,678,170)	(1,518,776)	(132,559,279)
Net Increase/(Decrease)	237,945	$ 19,375,079	1,082,502	$ 93,611,454
Class T Shares:
Shares sold	14,331,112	$1,428,413,148	18,258,200	$1,584,708,436
Reinvested dividends and distributions	573,617	54,918,078	896,775	76,396,244
Shares repurchased	(8,087,412)	(818,566,582)	(8,428,815)	(720,046,383)
Net Increase/(Decrease)	6,817,317	$ 664,764,644	10,726,160	$ 941,058,297

36	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,638,458,192	$1,193,662,787	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Janus Investment Fund	37

Janus Henderson Enterprise Fund

Notes to Financial Statements

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	SEPTEMBER 30, 2017

Janus Henderson Enterprise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Enterprise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Enterprise Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

Janus Investment Fund	39

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
11,066,260,588.973	4,109,372,234.298	112,847,134.745	148,490,377.360	1,550,221,297.108	5,920,931,043.510

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
37.134	1.020	1.342	14.009	53.504	69.404	1.906	2.508	26.182	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
11,066,260,588.973	3,850,257,312.527	347,368,630.967	173,082,698.542	1,550,222,401.473	5,920,931,043.510

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
34.793	3.139	1.564	14.009	53.504	65.028	5.867	2.923	26.182	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$176,635,278
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Fund	7/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

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Notes

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93040 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson European Focus Fund (formerly named Henderson European Focus Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Janus Henderson European Focus Fund (unaudited)

FUND SNAPSHOT

The diverse nature of Europe makes it an attractive area for investors looking for differentiated sources of return. The Janus Henderson European Focus Fund is a regional equity fund that seeks to achieve long-term capital appreciation primarily through investment in European companies. The Fund’s manager follows a “growth at a reasonable price” philosophy, with a focus on opportunities which seek to maximize absolute returns irrespective of style.

Stephen Peak portfolio manager

PERFORMANCE OVERVIEW

Over the two month period to the end of September, the Janus Henderson European Focus Fund’s I shares returned 2.37% vs. the benchmark MSCI Europe Index’s return of 3.36%.

INVESTMENT ENVIRONMENT

European equities rose in U.S. dollar terms over the two-month period. European equities have enjoyed a strong year in U.S. dollar terms, aided by genuine recoveries in Eurozone economies, better growth momentum and the weakening U.S. dollar.

PERFORMANCE DISCUSSION

The Fund had good performance from holdings relating to autos. Continental, the German tires and components company, was among the Fund’s best performers. The auto industry is facing significant challenges including the transition from petrol/diesel engines to hybrid and electric engines, as well as the prospect of autonomous driving. We believe that Continental is well placed to meet these challenges given its history of innovation over many years. Little credit for this is reflected in the current valuation, in our view. Renault, the French car manufacturer, was another strong performer. The company has a relatively young product line, benefits from synergies generated from their alliance with Nissan and Mitsubishi, and also already has an established, moderately priced electric vehicle offering in the ZOE.

Bayer, the pharmaceutical and agrichem conglomerate in the process of acquiring Monsanto, was among the Fund’s strongest performers. While the market remains skeptical of an integrated crop science and seeds approach as a result of the acquisition, and whether this deal will pass the regulatory hurdles, we believe that skepticism is easing.

Shire, a London-listed pharmaceutical firm, was one of the Fund’s most significant detractors over the period. Sentiment toward the company from the wider market has been negative, with investors focusing particularly on their hemophilia business. We think this ignores quality businesses such as their strength in rare diseases and immunology.

Parques Reunidos, a Spanish theme and leisure park operator with parks across Europe and the East Coast of the United States, detracted from performance. The company issued a profit warning in September with revenues adversely affected by the recent extreme weather trends.

The Fund’s position in Pandora, the Danish silver manufacturer and retailer mainly known for its charm bracelets, also detracted. The market has taken a bearish view on the charms story and the company’s ability to diversify away from it. Our view is that the market is being too harsh, that the product offering away from charms is interesting and that the valuation looks attractive given their high return on capital employed, a solid free cash flow yield and their minimal debt levels.

OUTLOOK

In our view, the market has become bifurcated with perceived winners and disrupters being ever more richly priced, on one hand, versus perceived losers and the disrupted being consistently ignored by investors. We find more compelling opportunities in selected parts of the latter group.

While we believe the European Central Bank will tread cautiously before they end quantitative easing and raising interest rates, the challenge is a positive one given the catalyst, namely improving momentum in Eurozone economies. This return to more conventional rate policy could create a more benign environment for active stock picking.

Thank you for your investment in the Janus Henderson European Focus Fund.

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Continental AG	0.67%	Pandora A/S	-0.68%
	Next PLC	0.63%	Parques Reunidos Servicios Centrales SAU	-0.61%
	Bayer AG	0.48%	Shire PLC	-0.46%
	Renault SA	0.45%	BT Group PLC	-0.21%
	Kosmos Energy Ltd	0.45%	Providence Resources PLC	-0.19%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	0.58%	7.86%	4.72%
	Consumer Staples	0.37%	0.34%	14.05%
	Financials	0.06%	12.16%	21.39%
	Real Estate	0.02%	0.00%	1.34%
	Utilities	-0.02%	0.10%	3.77%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.58%	38.55%	10.47%
	Materials	-0.22%	0.00%	7.83%
	Telecom Services	-0.16%	5.68%	3.95%
	Industrials	-0.15%	6.90%	13.14%
	Energy	-0.14%	9.97%	6.74%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

2	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Bayer AG
Pharmaceuticals	6.4%
Continental AG
Auto Components	5.6%
Renault SA
Automobiles	5.1%
Shire PLC
Biotechnology	4.9%
Pandora A/S
Textiles, Apparel & Luxury Goods	4.8%
26.8%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Investment Companies	2.7%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of July 31, 2017

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the June 5, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	12.50%	9.06%	4.06%	13.51%	1.27%
Class A Shares at MOP	6.03%	7.77%	3.44%	13.10%
Class C Shares at NAV	11.62%	8.21%	3.26%	12.66%	2.06%
Class C Shares at CDSC	10.62%	8.21%	3.26%	12.66%
Class D Shares(1)	12.50%	9.06%	4.06%	13.51%	1.10%
Class I Shares	12.77%	9.34%	4.06%	13.51%	1.03%
Class N Shares	12.67%	9.06%	4.06%	13.51%	1.04%
Class S Shares	12.35%	8.96%	4.01%	13.48%	1.45%
Class T Shares	12.50%	9.06%	4.06%	13.51%	1.20%
MSCI Europe Index (Net)	22.30%	8.36%	1.08%	5.92%
MSCI Europe Index (Gross)	23.01%	8.97%	1.69%	6.49%
Morningstar Quartile - Class A Shares	4th	2nd	1st	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	132/139	33/98	11/82	9/77

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI Europe Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI Europe Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Performance

*The Predecessor Fund’s inception date – August 31, 2001

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (8/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (8/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (8/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,023.40	$2.28	$1,000.00	$1,018.30	$6.83	1.35%
Class C Shares	$1,000.00	$1,021.90	$3.75	$1,000.00	$1,013.94	$11.21	2.22%
Class D Shares	$1,000.00	$1,023.70	$1.88	$1,000.00	$1,019.50	$5.62	1.11%
Class I Shares	$1,000.00	$1,023.70	$1.79	$1,000.00	$1,019.75	$5.37	1.06%
Class N Shares	$1,000.00	$1,023.50	$2.01	$1,000.00	$1,019.10	$6.02	1.19%
Class S Shares	$1,000.00	$1,023.70	$2.20	$1,000.00	$1,018.55	$6.58	1.30%
Class T Shares	$1,000.00	$1,023.70	$2.00	$1,000.00	$1,019.15	$5.97	1.18%
*

Actual Expenses Paid During Period reflect the stub period from August 1, 2017 to September 30, 2017 (stub period reflects the change in fiscal year end from July 31 to September 30) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the stub period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 97.3%
Air Freight & Logistics – 2.3%
Royal Mail PLC	7,500,000	$38,606,340
Auto Components – 5.6%
Continental AG	375,000	95,171,479
Automobiles – 6.9%
Bayerische Motoren Werke AG	300,000	30,430,055
Renault SA	875,000	85,941,655
		116,371,710
Banks – 5.8%
Alpha Bank AE*	5,000,000	9,867,993
Barclays PLC	9,500,000	24,609,783
Intesa Sanpaolo	8,000,000	28,287,460
National Bank of Greece SA*	30,000,000	10,175,260
Sberbank of Russia PJSC (ADR)	1,750,000	24,911,250
		97,851,746
Biotechnology – 4.9%
Shire PLC	1,650,000	83,740,186
Capital Markets – 2.0%
Amundi SA	400,000	33,241,547
Commercial Services & Supplies – 6.0%
Babcock International Group PLC	3,500,000	38,803,960
Intrum Justitia AB	1,800,000	63,669,860
		102,473,820
Diversified Telecommunication Services – 4.5%
BT Group PLC	20,000,000	76,073,850
Energy Equipment & Services – 1.3%
John Wood Group PLC	2,400,000	21,881,615
Food & Staples Retailing – 0.3%
Koninklijke Ahold Delhaize NV	300,000	5,608,802
Hotels, Restaurants & Leisure – 8.1%
Accor SA	200,000	9,935,356
BNN Technology PLC*,¢	11,756,231	6,615,420
Merlin Entertainments PLC	7,600,000	45,362,952
NH Hotel Group SA	5,375,104	36,017,396
Parques Reunidos Servicios Centrales SAU	2,575,000	38,951,984
		136,883,108
Independent Power and Renewable Electricity Producers – 0.1%
Mytrah Energy Ltd*	4,350,000	1,733,869
Insurance – 4.1%
Aviva PLC	2,700,000	18,611,833
Saga PLC	19,300,000	51,302,554
		69,914,387
Internet Software & Services – 2.0%
Just Eat PLC*	1,700,000	15,226,158
XLMedia PLC	10,000,000	19,092,151
		34,318,309
Media – 1.6%
Informa PLC	2,950,000	26,560,197
Metals & Mining – 0.1%
Duke Royalty Ltd	1,500,000	723,492
Multiline Retail – 3.8%
Marks & Spencer Group PLC	5,500,000	26,041,695
Next PLC	550,000	38,760,417
		64,802,112
Oil, Gas & Consumable Fuels – 9.3%
Africa Energy Corp*	13,752,083	1,928,995
Africa Oil Corp*,¤	11,300,000	15,391,427
Africa Oil Corp*,¤	2,810,500	3,829,633
African Petroleum Corp Ltd*	5,750,000	1,083,203
Cairn Energy PLC*	8,000,000	20,525,738

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Diversified Gas & Oil PLC	6,946,547	$6,933,703
International Petroleum Corp/Sweden*,£	5,500,000	23,913,043
Kosmos Energy Ltd*	5,500,000	43,780,000
Lekoil Ltd*	7,878,846	1,820,924
Lundin Petroleum AB*	1,200,000	26,263,817
Nostrum Oil & Gas PLC*	460,000	2,499,745
Providence Resources PLC*	22,450,000	1,691,916
Savannah Petroleum PLC*,¢	12,515,000	5,805,781
TransGlobe Energy Corp*	2,031,300	2,898,131
		158,366,056
Pharmaceuticals – 11.9%
Bayer AG	800,000	109,008,828
Merck KGaA	325,000	36,149,946
Novo Nordisk A/S	1,200,000	57,374,315
		202,533,089
Semiconductor & Semiconductor Equipment – 2.8%
ASML Holding NV	280,000	47,666,545
Software – 3.2%
Micro Focus International PLC	1,700,000	54,367,748
Specialty Retail – 3.9%
Dixons Carphone PLC	8,500,000	22,024,974
Hennes & Mauritz AB	650,000	16,844,756
Kingfisher PLC	6,750,000	26,995,297
		65,865,027
Textiles, Apparel & Luxury Goods – 6.8%
Coats Group PLC	32,500,000	34,051,020
Pandora A/S	825,000	81,445,080
		115,496,100
Total Common Stocks (cost $1,551,384,479)		1,650,251,134
Investment Companies – 2.7%
Money Markets – 2.7%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $45,721,854)	45,721,854	45,721,854
Total Investments (total cost $1,597,106,333) – 100.0%		1,695,972,988
Cash, Receivables and Other Assets, net of Liabilities – 0%		693,550
Net Assets – 100%		$1,696,666,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$706,299,812	41.6%
Germany	270,760,308	16.0
Denmark	138,819,395	8.2
France	129,118,558	7.6
Sweden	106,778,433	6.3
United States	89,501,854	5.3
Spain	74,969,380	4.4
Netherlands	53,275,347	3.1
Canada	47,961,229	2.8
Italy	28,287,460	1.7
Russia	24,911,250	1.5
Greece	20,043,253	1.2
Nigeria	1,820,924	0.1
India	1,733,869	0.1
Ireland	1,691,916	0.1

Total	$1,695,972,988	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Common Stocks – 1.4%
Oil, Gas & Consumable Fuels – 1.4%
International Petroleum Corp/Sweden*	$—	$—	$4,833,329	$23,913,043

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 7/31/17	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 1.4%
Oil, Gas & Consumable Fuels – 1.4%
International Petroleum Corp/Sweden*	5,500,000	—	—	5,500,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Schedule of Investments

September 30, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended July 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statements of Operations for the year ended July 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$5,925,883

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$3,196,129

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statements of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company

*	Non-income producing security.

¤	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Hotels, Restaurants & Leisure	$130,267,688	$-	$6,615,420
Oil, Gas & Consumable Fuels	152,560,275	-	5,805,781
All Other	1,355,001,970	-	-
Investment Companies	45,721,854	-	-
Total Assets	$1,683,551,787	$-	$12,421,201

12	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	1,672,059,945
Affiliated investments, at value(2)	23,913,043
Cash	107
Cash denominated in foreign currency(3)	1,219
Non-interested Trustees' deferred compensation	31,252
Receivables:
Fund shares sold	3,033,800
Foreign tax reclaims	2,224,096
Dividends	495,121
Investments sold	77,539
Other assets	111,012
Total Assets	1,701,947,134
Liabilities:
Payables:	—
Fund shares repurchased	2,561,567
Advisory fees	1,318,522
Investments purchased	499,554
Transfer agent fees and expenses	328,193
12b-1 Distribution and shareholder servicing fees	212,978
Non-interested Trustees' deferred compensation fees	31,252
Non-interested Trustees' fees and expenses	14,062
Fund administration fees	11,125
Custodian fees	1,169
Accrued expenses and other payables	302,174
Total Liabilities	5,280,596
Net Assets	$1,696,666,538

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,953,533,064
Undistributed net investment income/(loss)	29,836,827
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(385,525,186)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	98,821,833
Total Net Assets	$1,696,666,538
Net Assets - Class A Shares	$273,184,432
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,800,758
Net Asset Value Per Share(4)	$35.02
Maximum Offering Price Per Share(5)	$37.16
Net Assets - Class C Shares	$184,366,189
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,641,856
Net Asset Value Per Share(4)	$32.68
Net Assets - Class D Shares	$2,775,723
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,257
Net Asset Value Per Share	$35.02
Net Assets - Class I Shares	$1,234,695,314
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,333,552
Net Asset Value Per Share	$34.94
Net Assets - Class N Shares	$318,327
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,123
Net Asset Value Per Share	$34.89
Net Assets - Class S Shares	$51,958
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,484
Net Asset Value Per Share	$35.01
Net Assets - Class T Shares	$1,274,595
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,385
Net Asset Value Per Share	$35.03

(1) Includes cost of $1,577,590,420.

(2) Includes cost of $19,515,913.

(3) Includes cost of $1,219.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Statements of Operations

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)
Investment Income:
Dividends	$10,520,018	$53,493,057
Securities lending income, net	—	192,396
Other income	40,224	65,682
Foreign tax withheld	(256,343)	(4,485,082)
Total Investment Income	10,303,899	49,266,053
Expenses:
Advisory fees	2,647,938	18,387,545
12b-1Distribution and shareholder servicing fees:
Class A Shares	113,857	954,382
Class C Shares	310,900	2,197,052
Class S Shares	21	19
Transfer agent administrative fees and expenses:
Class D Shares	547	439
Class S Shares	21	19
Class T Shares	459	25
Transfer agent networking and omnibus fees:
Class A Shares	57,375	238,704
Class C Shares	73,641	213,202
Class I Shares	219,072	949,243
Other transfer agent fees and expenses:
Class A Shares	6,515	75,642
Class C Shares	3,587	37,077
Class D Shares	131	7
Class I Shares	8,922	179,598
Class N Shares	89	1,068
Registration fees	9,119	103,486
Professional fees	—	120,679
Fund administration fees	22,351	449,295
Shareholder reports expense	—	280,835
Custodian fees	2,500	373,974
Non-interested Trustees’ fees and expenses	1,797	77,989
Other expenses	4,419	254,639
Total Expenses	3,483,261	24,894,919
Less: Excess Expense Reimbursement and Waivers	(1,687)	(640)
Net Expenses	3,481,574	24,894,279
Net Investment Income/(Loss)	6,822,325	24,371,774
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	34,758,970	(189,824,011)
Forward foreign currency exchange contracts	—	5,925,883
Total Net Realized Gain/(Loss) on Investments	34,758,970	(183,898,128)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(8,616,288)	273,075,795
Investments in affiliates	4,833,329	—
Forward foreign currency exchange contracts	—	3,196,129
Total Change in Unrealized Net Appreciation/Depreciation	(3,782,959)	276,271,924
Net Increase/(Decrease) in Net Assets Resulting from Operations	$37,798,336	$116,745,570

(1)   Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2)   Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$6,822,325	$24,371,774	$55,061,279
Net realized gain/(loss) on investments	34,758,970	(183,898,128)	(194,161,310)
Change in unrealized net appreciation/depreciation	(3,782,959)	276,271,924	(359,295,525)
Net Increase/(Decrease) in Net Assets Resulting from Operations	37,798,336	116,745,570	(498,395,556)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(9,900,205)	(6,569,247)
Class C Shares	—	(3,893,328)	(456,492)
Class I Shares	—	(41,518,851)	(21,619,784)
Class N Shares	—	(40,779)	(13,049)
Net Decrease from Dividends and Distributions to Shareholders	—	(55,353,163)	(28,658,572)
Capital Share Transactions:
Class A Shares	(7,581,430)	(296,792,133)	(214,278,626)
Class B Shares(5)	—	—	(4,795,318)
Class C Shares	(7,652,324)	(107,599,355)	(27,165,240)
Class D Shares	124,269	2,533,122	N/A
Class I Shares	(69,941,711)	(639,332,130)	(138,019,201)
Class N Shares	100,131	(1,245,160)	1,509,390
Class S Shares	—	50,010	N/A
Class T Shares	260,212	977,983	N/A
Net Increase/(Decrease) from Capital Share Transactions	(84,690,853)	(1,041,407,663)	(382,748,995)
Net Increase/(Decrease) in Net Assets	(46,892,517)	(980,015,256)	(909,803,123)
Net Assets:
Beginning of period	1,743,559,055	2,723,574,311	3,633,377,434
End of period	$1,696,666,538	$1,743,559,055	$2,723,574,311

Undistributed Net Investment Income/(Loss)	$29,836,827	$22,940,348	$55,019,705

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

(5) Class B Shares terminated November 4, 2015.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$34.22	$32.17	$36.91		$35.42	$29.23	$22.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.34	0.44		0.35	0.66	0.26
Net realized and unrealized gain/(loss)	0.67	2.50	(4.94)		1.67	5.60	6.90
Total from Investment Operations	0.80	2.84	(4.50)		2.02	6.26	7.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.79)	(0.24)		(0.53)	(0.07)	(0.37)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	—	(0.79)	(0.24)		(0.53)	(0.07)	(0.37)
Net Asset Value, End of Period	$35.02	$34.22	$32.17		$36.91	$35.42	$29.23
Total Return*	2.34%	9.15%	(12.22)%		5.86%	21.43%	32.13%
Net Assets, End of Period (in thousands)	$273,184	$274,588	$560,452		$905,598	$750,572	$317,547
Average Net Assets for the Period (in thousands)	$268,061	$381,753	$810,537		$669,133	$686,867	$271,299
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.33%	1.28%		1.30%	1.37%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.33%	1.28%		1.30%	1.37%	1.50%
Ratio of Net Investment Income/(Loss)	2.29%	1.06%	1.35%		0.99%	1.88%	1.01%
Portfolio Turnover Rate	6%	57%	62%		75%	90%	115%
				1

Class C Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.98	$30.06	$34.57	$33.35	$27.67	$21.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.11	0.22	0.04	0.32	0.05
Net realized and unrealized gain/(loss)	0.62	2.32	(4.69)	1.59	5.36	6.54
Total from Investment Operations	0.70	2.43	(4.47)	1.63	5.68	6.59
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.51)	(0.04)	(0.41)	—	(0.17)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	(0.51)	(0.04)	(0.41)	—	(0.17)
Net Asset Value, End of Period	$32.68	$31.98	$30.06	$34.57	$33.35	$27.67
Total Return*	2.19%	8.32%	(12.94)%	5.02%	20.53%	31.10%
Net Assets, End of Period (in thousands)	$184,366	$188,120	$287,339	$365,135	$266,900	$104,206
Average Net Assets for the Period (in thousands)	$183,018	$219,705	$328,767	$287,767	$197,376	$95,310
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.22%	2.11%	2.07%	2.09%	2.14%	2.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.22%	2.11%	2.07%	2.09%	2.14%	2.27%
Ratio of Net Investment Income/(Loss)	1.44%	0.36%	0.71%	0.12%	0.98%	0.22%
Portfolio Turnover Rate	6%	57%	62%	75%	90%	115%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$34.21	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.14	0.11
Net realized and unrealized gain/(loss)	0.67	0.57
Total from Investment Operations	0.81	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$35.02	$34.21
Total Return*	2.37%	2.03%
Net Assets, End of Period (in thousands)	$2,776	$2,585
Average Net Assets for the Period (in thousands)	$2,683	$2,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.08%
Ratio of Net Investment Income/(Loss)	2.52%	2.11%
Portfolio Turnover Rate	6%	57%

Class I Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$34.13	$32.18	$36.90	$35.48	$29.25	$22.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.15	0.44	0.60	0.42	0.74	0.40
Net realized and unrealized gain/(loss)	0.66	2.47	(5.02)	1.67	5.61	6.85
Total from Investment Operations	0.81	2.91	(4.42)	2.09	6.35	7.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.96)	(0.30)	(0.67)	(0.12)	(0.46)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	(0.96)	(0.30)	(0.67)	(0.12)	(0.46)
Net Asset Value, End of Period	$34.94	$34.13	$32.18	$36.90	$35.48	$29.25
Total Return*	2.37%	9.44%	(12.01)%	6.10%	21.73%	32.54%
Net Assets, End of Period (in thousands)	$1,234,695	$1,277,021	$1,874,371	$2,357,546	$1,400,298	$266,517
Average Net Assets for the Period (in thousands)	$1,231,744	$1,414,519	$2,276,749	$1,653,249	$804,994	$185,048
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.07%	1.04%	1.07%	1.11%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.07%	1.04%	1.07%	1.11%	1.20%
Ratio of Net Investment Income/(Loss)	2.59%	1.38%	1.83%	1.19%	2.09%	1.55%
Portfolio Turnover Rate	6%	57%	62%	75%	90%	115%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30, 2017 and the year or period ended July 31	2017(1)	2017	2016(2)
Net Asset Value, Beginning of Period	$34.10	$32.18	$34.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.13	0.42	0.57
Net realized and unrealized gain/(loss)	0.66	2.47	(2.46)
Total from Investment Operations	0.79	2.89	(1.89)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.97)	(0.30)
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	(0.97)	(0.30)
Net Asset Value, End of Period	$34.89	$34.10	$32.18
Total Return*	2.32%	9.36%	(5.54)%
Net Assets, End of Period (in thousands)	$318	$210	$1,413
Average Net Assets for the Period (in thousands)	$245	$1,074	$1,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.10%	1.05%
Ratio of Net Investment Income/(Loss)	2.29%	1.34%	2.68%
Portfolio Turnover Rate	6%	57%	62%

Class S Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(4)
Net Asset Value, Beginning of Period	$34.20	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.13	0.09
Net realized and unrealized gain/(loss)	0.68	0.58
Total from Investment Operations	0.81	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$35.01	$34.20
Total Return*	2.37%	2.00%
Net Assets, End of Period (in thousands)	$52	$51
Average Net Assets for the Period (in thousands)	$50	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.48%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.45%
Ratio of Net Investment Income/(Loss)	2.34%	1.67%
Portfolio Turnover Rate	6%	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$34.22	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.13	0.05
Net realized and unrealized gain/(loss)	0.68	0.64
Total from Investment Operations	0.81	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$35.03	$34.22
Total Return*	2.37%	2.06%
Net Assets, End of Period (in thousands)	$1,275	$983
Average Net Assets for the Period (in thousands)	$1,077	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.21%
Ratio of Net Investment Income/(Loss)	2.26%	1.60%
Portfolio Turnover Rate	6%	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (formerly named Henderson European Focus Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson European Focus Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

As of November 4, 2015, outstanding Class B shares of the Predecessor Fund were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the Predecessor Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary

Janus Investment Fund	21

Janus Henderson European Focus Fund

Notes to Financial Statements

products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

22	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Notes to Financial Statements

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $9,150,146 were transferred out of Level 1 to Level 3 since the current market for the securities with quoted prices are not considered active.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

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would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

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In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

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Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk. There were no foreign currency contracts held during the period ended September 30, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

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Notes to Financial Statements

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Prior to the Reorganization, State Street Bank and Trust Company (SSB) acted as the securities lending agent. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred

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investment opportunities to investment vehicles for which it is receiving a fee. Prior to the Reorganization, cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, a 1940 Act registered open-end mutual fund used exclusively for SSB securities lending clients.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Above $2.5 Billion	0.80

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Above $2.5 Billion	0.80

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 2.00%, 2.75%, 1.75%, and 1.75% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

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Notes to Financial Statements

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are

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Notes to Financial Statements

disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A, Class B (until termination on November 4, 2015), and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class B (until termination on November 4, 2015) and Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the period ended September 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of

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Notes to Financial Statements

Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $5,988.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,113.

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Notes to Financial Statements

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	2	-*
Class I Shares	-	-
Class N Shares	17	-*
Class S Shares	100	-*
Class T Shares	4	-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 31,345,824	$ -	$(374,185,595)	$ -	$ -	$ (75,325)	$ 86,048,570

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(201,829,824)	$(172,355,771)	$ (374,185,595)

As of September 30, 2017, capital loss carryovers of $46,255,307 expired unused. As a result, the amount has been reclassified to capital.

During the period ended September 30, 2017, capital loss carryovers of $34,269,392 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences

32	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Notes to Financial Statements

between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,609,924,418	$241,644,942	$(155,596,372)	$ 86,048,570

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 55,353,163	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 28,658,572	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (46,255,307)	$ 74,154	$ 46,181,153

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Janus Henderson European Focus Fund

Notes to Financial Statements

6. Capital Share Transactions

	Period ended September 30, 2017(1)		Year ended July 31, 2017(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	255,977	$ 8,717,515	1,807,915	$ 57,148,545
Reinvested dividends and distributions	-	-	295,364	8,911,143
Shares repurchased	(479,725)	(16,298,945)	(11,501,646)	(362,851,821)
Net Increase/(Decrease)	(223,748)	$ (7,581,430)	(9,398,367)	$ (296,792,133)
Class C Shares:
Shares sold	35,121	$ 1,118,278	509,589	$ 14,981,836
Reinvested dividends and distributions	-	-	110,070	3,118,276
Shares repurchased	(276,287)	(8,770,602)	(4,294,624)	(125,699,467)
Net Increase/(Decrease)	(241,166)	$ (7,652,324)	(3,674,965)	$ (107,599,355)
Class D Shares:
Shares sold	6,985	$ 238,214	77,786	$ 2,605,804
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(3,304)	(113,945)	(2,210)	(72,682)
Net Increase/(Decrease)	3,681	$ 124,269	75,576	$ 2,533,122
Class I Shares:
Shares sold	1,258,074	$ 42,616,872	16,733,885	$ 526,937,350
Reinvested dividends and distributions	-	-	1,191,676	35,797,951
Shares repurchased	(3,343,155)	(112,558,583)	(38,749,765)	(1,202,067,431)
Net Increase/(Decrease)	(2,085,081)	$(69,941,711)	(20,824,204)	$ (639,332,130)
Class N Shares:
Shares sold	2,953	$ 100,131	11,162	$ 358,109
Reinvested dividends and distributions	-	-	1,353	40,620
Shares repurchased	-	-	(50,242)	(1,643,889)
Net Increase/(Decrease)	2,953	$ 100,131	(37,727)	$ (1,245,160)
Class S Shares:
Shares sold	-	$ -	1,484	$ 50,010
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	-	$ -	1,484	$ 50,010
Class T Shares:
Shares sold	8,908	$ 302,872	28,736	$ 978,017
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(1,258)	(42,660)	(1)	(34)
Net Increase/(Decrease)	7,650	$ 260,212	28,735	$ 977,983
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

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Janus Henderson European Focus Fund

Notes to Financial Statements

Year ended July 31, 2016(1)(2)	Shares	Amount

Class A Shares:
Shares sold	9,054,474	$ 301,826,065
Reinvested dividends and distributions	179,803	6,122,302
Shares repurchased	(16,347,519)	(522,226,993)
Net Increase/(Decrease)	(7,113,242)	$ (214,278,626)
Class B Shares:
Shares sold	-	$ 186
Reinvested dividends and distributions	-	-
Shares repurchased	(145,533)	(4,795,504)
Net Increase/(Decrease)	(145,533)	$ (4,795,318)
Class C Shares:
Shares sold	2,195,418	$ 68,249,134
Reinvested dividends and distributions	11,356	363,049
Shares repurchased	(3,212,385)	(95,777,423)
Net Increase/(Decrease)	(1,005,611)	$ (27,165,240)
Class I Shares:
Shares sold	39,106,723	$1,279,799,507
Reinvested dividends and distributions	538,845	18,331,492
Shares repurchased	(45,292,244)	(1,436,150,200)
Net Increase/(Decrease)	(5,646,676)	$ (138,019,201)
Class N Shares:
Shares sold	44,648	$ 1,531,816
Reinvested dividends and distributions	383	13,029
Shares repurchased	(1,134)	(35,455)
Net Increase/(Decrease)	43,897	$ 1,509,390
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.
(2)	Class B terminated November 4, 2015.

Janus Investment Fund	35

Janus Henderson European Focus Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the period ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$106,535,178	$ 210,610,219	$ -	$ -

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,128,807,684	$2,212,320,426	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson European Focus Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson European Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson European Focus Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2017 through September 30, 2017 and for the year ended July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

November 16, 2017

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Janus Henderson European Focus Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Janus Henderson European Focus Fund

Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Janus Henderson European Focus Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Janus Henderson European Focus Fund

Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Useful Information About Your Fund Report (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson European Focus Fund into Janus Henderson European Focus Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson European Focus Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
61,512,968.033	30,967,834.557	344,784.770	426,389.186	0.000	31,739,008.513

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.344	0.561	0.693	0.000	51.597	97.570	1.086	1.343	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Shareholder Meeting (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended September 30, 2017:

Foreign Taxes Paid	$256,341
Foreign Source Income	$10,520,017
Dividends Received Deduction Percentage	2%
Qualified Dividend Income Percentage	100%

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Designation Requirements (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

72	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

74	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

76	SEPTEMBER 30, 2017

Janus Henderson European Focus Fund

Trustees and Officers (unaudited)

NotesPage1

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Notes

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93080 11-17

78	SEPTEMBER 30, 2017

ANNUAL REPORT September 30, 2017

Janus Henderson Forty Fund (formerly named Janus Forty Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Forty Fund

Janus Henderson Forty Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the one-year period ended September 30, 2017, the Janus Henderson Forty Fund’s Class I Shares returned 22.43% versus a return of 21.94% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 18.61% for the period.

INVESTMENT ENVIRONMENT

U.S. stocks enjoyed strong gains during the year. Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. On a sector basis, the utilities, technology and financials sectors experienced large gains during the period.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. This year we saw a number of companies in our portfolio put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

Mastercard was one of our top contributors. A string of impressive earnings results helped drive the stock this year, as did raised guidance and an upbeat outlook issued at its investor day in the most recent quarter. Mastercard is a longtime holding that we have discussed in past commentaries, and our reasons for owning the company remain the same. Over the long term, we believe payments companies such as Mastercard are poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. Mastercard is well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

Activision Blizzard also added meaningfully to performance this year. The stock has appreciated as the market has begun to recognize that the gaming company’s digital transition enables a more durable cash flow stream and new avenues to monetize its franchises. We believe the trend toward digital gaming is a powerful tailwind for Activision. As gaming moves from physical game cartridges toward digital platforms, it reduces costs for Activision and makes it less reliant on the release of a new gaming console to drive game sales. Digital gaming also gives the company the ability to sell digital items to gamers in real-time. We also believe Activision can improve monetization of games it acquired from King Digital by inserting advertisements into those games for the first time. Finally, we believe the company has an opportunity to monetize viewership of its games through eSports.

CSX was another large contributor. The stock was up after an announcement that a new CEO with a history of improving operations at railroad companies was taking the helm at the company. We had long believed that CSX’s operating underperformance relative to other railroad companies left room for improvement, and believe better results will follow the new leadership. We believe a large

Janus Investment Fund	1

Janus Henderson Forty Fund (unaudited)

rail network such as CSX’s is a valuable asset that would be hard, if not impossible, for other transportation and logistics companies to replicate. Railways also have a significant cost advantage over the trucking industry. As CSX focuses on improving its service and reliability to customers, we believe it will continue to drive more shippers to use the railway instead of trucking services.

While pleased with the results of most companies in our portfolio, we also held stocks that fell and detracted from performance. Dexcom was our largest detractor. The company manufactures and distributes continuous glucose monitoring (CGM) systems for diabetes management. The stock was down in the third quarter of 2017 after news that the FDA approved a competitor’s CGM system. We feel that Dexcom’s systems include differentiated product features, however, and continue to own the stock.

Nielsen Holdings was another detractor. The company measures and monitors what programming consumers watch and also provides analytics around what product consumers buy. The stock’s weakness was due largely to consumer packaged goods companies spending less and changing their spending on analytical tools due to their own end-market pressures. The company’s “total audience” initiative, which measures total viewing of programming across different platforms, has also stumbled, which has caused some industry participants to question the value of Nielsen’s services and potentially opened the door for competitors who track viewing data. We exited the position due to these concerns.

General Electric (GE) was another detractor. We have been disappointed in GE’s cash flow conversion from its industrial businesses, and sold the position during the period.

OUTLOOK

We believe stocks are fairly valued, given the backdrop of a low interest rate environment and a resilient, albeit slow-growing, economy. We are mindful of the fact that the Federal Reserve (Fed) is shifting away from accommodative monetary policy that has helped support the economy since the financial crisis, but the key word to those changes is gradual. The Fed announced it will begin to shrink its balance sheet in the coming months but we see no signs of runaway inflation, which means interest rate normalization will likely be slow. Reasonably low yields should continue to be supportive of equity multiples in the coming months.

While we believe the macro backdrop is supportive of valuations, we would not expect further multiple expansion. Instead, companies will need to demonstrate earnings and free cash flow per share growth to experience further stock price appreciation. We feel our portfolio is well positioned for such an environment.

Many of our holdings underpin some of the most powerful secular growth themes in today’s economy: the shift from offline to online spending, the switch of enterprise software from on-premises data centers to the cloud, a proliferation of connected devices in the home and business, and a growing global middle class, to name a few. We’ve been encouraged at the way some of these themes have accelerated in the past year, and look poised to continue pushing forward at an accelerated clip. We remain confident in our companies’ ability to grow earnings as these themes progress, and welcome an environment where earnings growth is a key determinant of stock price appreciation.

Thank you for your investment in Janus Henderson Forty Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Mastercard Inc	1.94%	DexCom Inc	-0.43%
	Activision Blizzard Inc	1.73%	Nielsen Holdings PLC	-0.32%
	CSX Corp	1.50%	General Electric Co	-0.22%
	Microsoft Corp	1.41%	Sealed Air Corp	-0.12%
	Alphabet Inc - Class C	1.32%	Starbucks Corp	-0.11%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	1.61%	1.81%	8.69%
	Information Technology	1.50%	37.88%	33.69%
	Consumer Discretionary	0.31%	16.45%	20.09%
	Telecom Services	0.22%	0.00%	1.06%
	Energy	0.18%	0.00%	0.62%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.01%	18.79%	15.40%
	Industrials	-0.82%	6.09%	11.15%
	Other**	-0.76%	3.21%	0.00%
	Materials	-0.40%	3.71%	3.63%
	Utilities	0.00%	0.00%	0.02%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Forty Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Mastercard Inc
Information Technology Services	5.5%
Alphabet Inc - Class C
Internet Software & Services	5.4%
salesforce.com Inc
Software	4.1%
Microsoft Corp
Software	4.0%
American Tower Corp
Equity Real Estate Investment Trusts (REITs)	3.9%
22.9%

Asset Allocation - (% of Net Assets)
Common Stocks	95.5%
Investment Companies	4.6%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Forty Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	22.03%	15.21%	7.83%	11.06%	1.10%
Class A Shares at MOP	15.01%	13.86%	7.19%	10.86%
Class C Shares at NAV	21.24%	14.47%	7.08%	10.49%	1.83%
Class C Shares at CDSC	20.24%	14.47%	7.08%	10.49%
Class D Shares(1)	21.93%	15.13%	7.69%	11.06%	0.85%
Class I Shares	22.43%	15.57%	8.14%	11.06%	0.78%
Class N Shares	22.49%	15.66%	7.69%	11.06%	0.71%
Class R Shares	21.62%	14.80%	7.40%	10.80%	1.47%
Class S Shares	21.93%	15.13%	7.69%	11.06%	1.21%
Class T Shares	22.22%	15.39%	7.69%	11.06%	0.96%
Russell 1000 Growth Index	21.94%	15.26%	9.08%	7.37%
S&P 500 Index	18.61%	14.22%	7.44%	7.79%
Morningstar Quartile - Class S Shares	2nd	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	400/1,465	316/1,379	588/1,164	31/654

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratio for Class D Shares is estimated.

Janus Investment Fund	5

Janus Henderson Forty Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes..

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to December 31, 2016, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the

6	SEPTEMBER 30, 2017

Janus Henderson Forty Fund (unaudited)

Performance

performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – May 1, 1997

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,118.20	$5.31	$1,000.00	$1,020.05	$5.06	1.00%
Class C Shares	$1,000.00	$1,114.80	$8.54	$1,000.00	$1,017.00	$8.14	1.61%
Class D Shares	$1,000.00	$1,120.00	$3.88	$1,000.00	$1,021.41	$3.70	0.73%
Class I Shares	$1,000.00	$1,120.30	$3.56	$1,000.00	$1,021.71	$3.40	0.67%
Class N Shares	$1,000.00	$1,120.40	$3.19	$1,000.00	$1,022.06	$3.04	0.60%
Class R Shares	$1,000.00	$1,116.20	$7.16	$1,000.00	$1,018.30	$6.83	1.35%
Class S Shares	$1,000.00	$1,117.70	$5.79	$1,000.00	$1,019.60	$5.52	1.09%
Class T Shares	$1,000.00	$1,119.20	$4.36	$1,000.00	$1,020.96	$4.15	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 95.5%
Aerospace & Defense – 1.3%
General Dynamics Corp	693,107	$142,488,937
Auto Components – 2.3%
Delphi Automotive PLC	2,665,062	262,242,101
Automobiles – 0.5%
Tesla Inc*	149,423	50,968,185
Banks – 1.8%
Citigroup Inc	2,881,098	209,571,069
Biotechnology – 5.9%
Celgene Corp*	2,958,297	431,378,869
Regeneron Pharmaceuticals Inc*	531,474	237,632,655
		669,011,524
Capital Markets – 8.0%
Charles Schwab Corp	5,316,207	232,530,894
Goldman Sachs Group Inc	1,029,312	244,142,513
Intercontinental Exchange Inc	4,531,740	311,330,538
S&P Global Inc	734,822	114,860,027
		902,863,972
Chemicals – 3.0%
Albemarle Corp	732,064	99,787,644
Sherwin-Williams Co	668,387	239,309,281
		339,096,925
Construction Materials – 1.3%
Vulcan Materials Co	1,228,184	146,890,806
Equity Real Estate Investment Trusts (REITs) – 3.9%
American Tower Corp	3,246,795	443,771,941
Health Care Equipment & Supplies – 5.1%
Boston Scientific Corp*	8,859,905	258,443,429
DexCom Inc*	1,427,536	69,842,199
Intuitive Surgical Inc*	244,357	255,568,099
		583,853,727
Health Care Providers & Services – 1.3%
Humana Inc	591,417	144,086,924
Hotels, Restaurants & Leisure – 1.8%
Starbucks Corp	3,827,708	205,586,197
Information Technology Services – 7.5%
Mastercard Inc	4,388,253	619,621,324
PayPal Holdings Inc*	3,684,873	235,942,418
		855,563,742
Internet & Direct Marketing Retail – 7.4%
Amazon.com Inc*	364,441	350,355,355
Ctrip.com International Ltd (ADR)*	3,117,923	164,439,259
Netflix Inc*	624,459	113,245,640
Priceline Group Inc*	116,949	214,112,568
		842,152,822
Internet Software & Services – 12.1%
Alphabet Inc - Class C*	640,157	613,980,980
CoStar Group Inc*	381,884	102,425,383
Facebook Inc	2,172,921	371,287,011
Tencent Holdings Ltd	6,736,700	289,948,989
		1,377,642,363
Media – 1.1%
Comcast Corp	3,293,687	126,741,076
Pharmaceuticals – 3.7%
Allergan PLC	805,721	165,132,519
Zoetis Inc	3,922,130	250,075,009
		415,207,528
Road & Rail – 2.3%
CSX Corp	4,861,705	263,796,113

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 5.0%
ASML Holding NV	1,599,652	$273,860,422
Texas Instruments Inc	3,295,324	295,392,843
		569,253,265
Software – 14.9%
Activision Blizzard Inc	6,027,083	388,807,124
Adobe Systems Inc*	1,973,932	294,471,176
Microsoft Corp	6,136,278	457,091,348
salesforce.com Inc*	4,943,003	461,775,340
Workday Inc*	850,017	89,583,292
		1,691,728,280
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	2,469,929	380,665,458
Textiles, Apparel & Luxury Goods – 1.9%
NIKE Inc	4,134,020	214,348,937
Total Common Stocks (cost $7,916,606,520)		10,837,531,892
Investment Companies – 4.6%
Money Markets – 4.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $516,017,453)	516,017,453	516,017,453
Total Investments (total cost $8,432,623,973) – 100.1%		11,353,549,345
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(9,908,063)
Net Assets – 100%		$11,343,641,282

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$10,625,300,675	93.6%
China	454,388,248	4.0
Netherlands	273,860,422	2.4

Total	$11,353,549,345	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 4.6%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$8,456∆	$—	$—	$—
Money Markets – 4.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	1,918,773	—	—	516,017,453

Total Affiliated Investments – 4.6%	$1,927,229	$—	$—	$516,017,453

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Schedule of Investments

September 30, 2017

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 4.6%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	—	102,203,619	(102,203,619)	—
Money Markets – 4.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	87,455,824	2,876,987,024	(2,448,425,395)	516,017,453

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Forty Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$10,837,531,892	$-	$-
Investment Companies	-	516,017,453	-
Total Assets	$10,837,531,892	$516,017,453	$-

12	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Unaffiliated investments, at value(1)	10,837,531,892
Affiliated investments, at value(2)	516,017,453
Cash	314,269
Non-interested Trustees' deferred compensation	209,129
Receivables:
Investments sold	16,002,431
Fund shares sold	3,895,230
Dividends	3,357,836
Dividends from affiliates	388,443
Other assets	156,620
Total Assets	11,377,873,303
Liabilities:
Payables:	—
Investments purchased	15,690,063
Fund shares repurchased	10,396,475
Advisory fees	5,407,514
Transfer agent fees and expenses	1,621,986
12b-1 Distribution and shareholder servicing fees	407,115
Non-interested Trustees' deferred compensation fees	209,129
Non-interested Trustees' fees and expenses	76,968
Fund administration fees	74,863
Professional fees	43,933
Custodian fees	435
Accrued expenses and other payables	303,540
Total Liabilities	34,232,021
Net Assets	$11,343,641,282

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Forty Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,461,969,163
Undistributed net investment income/(loss)	1,962,599
Undistributed net realized gain/(loss) from investments and foreign currency transactions	958,774,484
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,920,935,036
Total Net Assets	$11,343,641,282
Net Assets - Class A Shares	$211,197,406
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,394,609
Net Asset Value Per Share(3)	$33.03
Maximum Offering Price Per Share(4)	$35.05
Net Assets - Class C Shares	$235,992,424
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,403,181
Net Asset Value Per Share(3)	$28.08
Net Assets - Class D Shares	$6,646,830,459
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	207,597,078
Net Asset Value Per Share	$32.02
Net Assets - Class I Shares	$935,001,832
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,501,048
Net Asset Value Per Share	$34.00
Net Assets - Class N Shares	$148,222,574
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,348,720
Net Asset Value Per Share	$34.08
Net Assets - Class R Shares	$119,259,233
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,964,696
Net Asset Value Per Share	$30.08
Net Assets - Class S Shares	$517,623,175
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,211,856
Net Asset Value Per Share	$31.93
Net Assets - Class T Shares	$2,529,514,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	78,062,787
Net Asset Value Per Share	$32.40

(1) Includes cost of $7,916,606,520.

(2) Includes cost of $516,017,453.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Statement of Operations

For the year ended September 30, 2017(1)

Investment Income:
Dividends	$54,032,492
Dividends from affiliates	1,918,773
Affiliated securities lending income, net	8,456
Other income	22
Foreign tax withheld	(55,806)
Total Investment Income	55,903,937
Expenses:
Advisory fees	38,200,240
12b-1Distribution and shareholder servicing fees:
Class A Shares	547,579
Class C Shares	2,235,043
Class R Shares	576,430
Class S Shares	1,276,376
Transfer agent administrative fees and expenses:
Class D Shares	3,280,215
Class R Shares	288,374
Class S Shares	1,277,671
Class T Shares	2,727,875
Transfer agent networking and omnibus fees:
Class A Shares	295,698
Class C Shares	225,310
Class I Shares	566,499
Other transfer agent fees and expenses:
Class A Shares	25,422
Class C Shares	29,847
Class D Shares	419,236
Class I Shares	35,034
Class N Shares	4,197
Class R Shares	1,478
Class S Shares	5,934
Class T Shares	14,325
Fund administration fees	504,028
Shareholder reports expense	371,296
Non-interested Trustees’ fees and expenses	177,577
Registration fees	164,368
Professional fees	92,403
Custodian fees	28,959
Other expenses	312,295
Total Expenses	53,683,709
Less: Excess Expense Reimbursement and Waivers	(4,751,614)
Net Expenses	48,932,095
Net Investment Income/(Loss)	6,971,842
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,168,524,517
Total Net Realized Gain/(Loss) on Investments	1,168,524,517
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(44,548,381)
Total Change in Unrealized Net Appreciation/Depreciation	(44,548,381)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,130,947,978

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class D Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Forty Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$6,971,842	$(6,564,864)
Net realized gain/(loss) on investments	1,168,524,517	96,048,324
Change in unrealized net appreciation/depreciation	(44,548,381)	141,322,376
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,130,947,978	230,805,836
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(22,975,662)	(32,994,531)
Class C Shares	(29,832,715)	(41,484,031)
Class D Shares	(662,239)	N/A
Class I Shares	(81,024,728)	(116,195,420)
Class N Shares	(14,444,979)	(16,070,732)
Class R Shares	(13,093,745)	(18,493,373)
Class S Shares	(55,147,901)	(84,102,413)
Class T Shares	(9,435,274)	(11,299,450)
Net Decrease from Dividends and Distributions to Shareholders	(226,617,243)	(320,639,950)
Capital Share Transactions: (Note 5)
Class A Shares	(42,766,459)	22,082,828
Class C Shares	(42,855,804)	18,798,754
Class D Shares	6,133,211,356	N/A
Class I Shares	72,819,613	(31,082,897)
Class N Shares	2,695,925	20,857,376
Class R Shares	(6,635,118)	3,116,987
Class S Shares	(62,864,288)	(22,221,356)
Class T Shares	2,244,690,073	38,606,103
Net Increase/(Decrease) from Capital Share Transactions	8,298,295,298	50,157,795
Net Increase/(Decrease) in Net Assets	9,202,626,033	(39,676,319)
Net Assets:
Beginning of period	2,141,015,249	2,180,691,568
End of period	$11,343,641,282	$2,141,015,249

Undistributed Net Investment Income/(Loss)	$1,962,599	$(4,858,700)

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class D Shares.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$30.17	$31.28	$41.89		$45.79	$38.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.10)(1)	(0.11)(1)		(0.13)(1)	0.53
Net realized and unrealized gain/(loss)	6.13	3.50	3.70		5.38	6.98
Total from Investment Operations	6.10	3.40	3.59		5.25	7.51
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		(0.39)	(0.15)
Distributions (from capital gains)	(3.24)	(4.51)	(14.20)		(8.76)	—
Total Dividends and Distributions	(3.24)	(4.51)	(14.20)		(9.15)	(0.15)
Net Asset Value, End of Period	$33.03	$30.17	$31.28		$41.89	$45.79
Total Return*	22.03%	11.36%	10.79%		12.72%	19.61%
Net Assets, End of Period (in thousands)	$211,197	$233,191	$220,007		$251,009	$390,945
Average Net Assets for the Period (in thousands)	$219,728	$234,755	$232,651		$353,889	$409,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.10%	1.05%		0.92%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.10%	1.05%		0.92%	0.84%
Ratio of Net Investment Income/(Loss)	(0.11)%	(0.32)%	(0.33)%		(0.30)%	0.71%
Portfolio Turnover Rate	56%	40%	49%		51%	43%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.27	$27.92	$39.00	$43.19	$36.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.19)(1)	(0.23)(1)	(0.22)(1)	(0.41)(1)	(0.36)
Net realized and unrealized gain/(loss)	5.24	3.09	3.34	5.04	7.15
Total from Investment Operations	5.05	2.86	3.12	4.63	6.79
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.06)	—
Distributions (from capital gains)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(3.24)	(4.51)	(14.20)	(8.82)	—
Net Asset Value, End of Period	$28.08	$26.27	$27.92	$39.00	$43.19
Total Return*	21.24%	10.72%	10.26%	11.89%	18.65%
Net Assets, End of Period (in thousands)	$235,992	$261,902	$258,107	$297,564	$327,004
Average Net Assets for the Period (in thousands)	$245,129	$262,926	$281,771	$320,463	$324,884
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.68%	1.45%	1.67%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.68%	1.45%	1.67%	1.63%
Ratio of Net Investment Income/(Loss)	(0.72)%	(0.91)%	(0.73)%	(1.04)%	(0.07)%
Portfolio Turnover Rate	56%	40%	49%	51%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended September 30	2017(1)
Net Asset Value, Beginning of Period	$28.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	4.62
Total from Investment Operations	4.67
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	(1.46)
Total Dividends and Distributions	(1.46)
Net Asset Value, End of Period	$32.02
Total Return*	16.71%
Net Assets, End of Period (in thousands)	$6,646,830
Average Net Assets for the Period (in thousands)	$4,012,697
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%
Ratio of Net Investment Income/(Loss)	0.25%
Portfolio Turnover Rate	56%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.87	$31.83	$42.28	$46.14	$38.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	—(2)(3)	(0.01)(2)	0.02(2)	0.79
Net realized and unrealized gain/(loss)	6.30	3.55	3.76	5.42	6.88
Total from Investment Operations	6.37	3.55	3.75	5.44	7.67
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.54)	(0.25)
Distributions (from capital gains)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(3.24)	(4.51)	(14.20)	(9.30)	(0.25)
Net Asset Value, End of Period	$34.00	$30.87	$31.83	$42.28	$46.14
Total Return*	22.43%	11.67%	11.17%	13.11%	19.94%
Net Assets, End of Period (in thousands)	$935,002	$776,138	$834,919	$1,095,564	$811,918
Average Net Assets for the Period (in thousands)	$820,856	$807,798	$964,589	$773,534	$984,309
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.78%	0.75%	0.60%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.78%	0.75%	0.60%	0.55%
Ratio of Net Investment Income/(Loss)	0.22%	(0.01)%	(0.04)%	0.05%	1.02%
Portfolio Turnover Rate	56%	40%	49%	51%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.92	$31.86	$42.26	$46.15	$38.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.02(1)	0.02(1)	0.06(1)	0.28
Net realized and unrealized gain/(loss)	6.31	3.55	3.78	5.40	7.43
Total from Investment Operations	6.40	3.57	3.80	5.46	7.71
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.59)	(0.29)
Distributions (from capital gains)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(3.24)	(4.51)	(14.20)	(9.35)	(0.29)
Net Asset Value, End of Period	$34.08	$30.92	$31.86	$42.26	$46.15
Total Return*	22.49%	11.73%	11.34%	13.17%	20.03%
Net Assets, End of Period (in thousands)	$148,223	$129,093	$110,956	$68,810	$23,029
Average Net Assets for the Period (in thousands)	$147,902	$122,505	$87,250	$54,492	$23,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.71%	0.69%	0.52%	0.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.71%	0.69%	0.52%	0.47%
Ratio of Net Investment Income/(Loss)	0.30%	0.06%	0.06%	0.15%	0.89%
Portfolio Turnover Rate	56%	40%	49%	51%	43%

Class R Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.84	$29.30	$40.19	$44.25	$37.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(1)	(0.19)(1)	(0.22)(1)	(0.26)(1)	0.05
Net realized and unrealized gain/(loss)	5.61	3.24	3.53	5.18	7.06
Total from Investment Operations	5.48	3.05	3.31	4.92	7.11
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.22)	—
Distributions (from capital gains)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(3.24)	(4.51)	(14.20)	(8.98)	—
Net Asset Value, End of Period	$30.08	$27.84	$29.30	$40.19	$44.25
Total Return*	21.62%	10.88%	10.47%	12.35%	19.14%
Net Assets, End of Period (in thousands)	$119,259	$116,521	$119,501	$136,575	$161,383
Average Net Assets for the Period (in thousands)	$115,657	$118,781	$131,651	$150,821	$164,019
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.47%	1.41%	1.27%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.47%	1.41%	1.27%	1.21%
Ratio of Net Investment Income/(Loss)	(0.46)%	(0.69)%	(0.69)%	(0.64)%	0.35%
Portfolio Turnover Rate	56%	40%	49%	51%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.29	$30.54	$41.21	$45.16	$37.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(1)	(0.12)(1)	(0.13)(1)	(0.15)(1)	0.30
Net realized and unrealized gain/(loss)	5.94	3.38	3.66	5.31	7.07
Total from Investment Operations	5.88	3.26	3.53	5.16	7.37
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.35)	(0.10)
Distributions (from capital gains)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(3.24)	(4.51)	(14.20)	(9.11)	(0.10)
Net Asset Value, End of Period	$31.93	$29.29	$30.54	$41.21	$45.16
Total Return*	21.93%	11.15%	10.86%	12.69%	19.49%
Net Assets, End of Period (in thousands)	$517,623	$535,216	$582,208	$687,469	$1,423,516
Average Net Assets for the Period (in thousands)	$512,584	$567,568	$658,459	$1,215,799	$1,581,421
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.21%	1.18%	1.02%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.21%	1.12%	0.97%	0.91%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.43)%	(0.40)%	(0.35)%	0.66%
Portfolio Turnover Rate	56%	40%	49%	51%	43%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.61	$30.76	$41.34	$45.27	$38.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	(0.05)(1)	(0.06)(1)	(0.06)(1)	0.48
Net realized and unrealized gain/(loss)	5.98	3.41	3.68	5.31	6.99
Total from Investment Operations	6.03	3.36	3.62	5.25	7.47
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.42)	(0.22)
Distributions (from capital gains)	(3.24)	(4.51)	(14.20)	(8.76)	—
Total Dividends and Distributions	(3.24)	(4.51)	(14.20)	(9.18)	(0.22)
Net Asset Value, End of Period	$32.40	$29.61	$30.76	$41.34	$45.27
Total Return*	22.22%	11.43%	11.10%	12.90%	19.74%
Net Assets, End of Period (in thousands)	$2,529,514	$88,954	$54,994	$25,731	$36,961
Average Net Assets for the Period (in thousands)	$1,084,741	$85,549	$36,846	$30,580	$52,021
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.96%	0.95%	0.77%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.96%	0.94%	0.76%	0.71%
Ratio of Net Investment Income/(Loss)	0.15%	(0.17)%	(0.17)%	(0.13)%	0.84%
Portfolio Turnover Rate	56%	40%	49%	51%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Forty Fund (formerly named Janus Forty Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Janus Investment Fund	21

Janus Henderson Forty Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

22	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Investment Fund	23

Janus Henderson Forty Fund

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

24	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Notes to Financial Statements

by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Janus Investment Fund	25

Janus Henderson Forty Fund

Notes to Financial Statements

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of September 30, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived

26	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Notes to Financial Statements

and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder

Janus Investment Fund	27

Janus Henderson Forty Fund

Notes to Financial Statements

servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $53,580.

28	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $850 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $17,498.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $287,928,980 in purchases and $321,367,057 in sales, resulting in a net realized gain of $73,685,109. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 79,114,237	$ 888,361,103	$ -	$ -	$ -	$ (199,466)	$2,914,396,245

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,439,153,100	$2,949,923,396	$(35,527,151)	$ 2,914,396,245

Janus Investment Fund	29

Janus Henderson Forty Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 226,617,243	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,444,285	$ 310,195,665	$ -	$ (1,739,516)

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 73,628,750	$ (150,543)	$ (73,478,207)

Capital has been adjusted by $78,804,518, including $73,150,371 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

30	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,971,184	$ 89,820,435	2,974,773	$ 88,380,128
Reinvested dividends and distributions	598,934	17,344,568	889,729	25,980,099
Shares repurchased	(4,905,606)	(149,931,462)	(3,167,657)	(92,277,399)
Net Increase/(Decrease)	(1,335,488)	$ (42,766,459)	696,845	$ 22,082,828
Class C Shares:
Shares sold	1,395,268	$ 36,208,247	2,280,780	$ 59,255,363
Reinvested dividends and distributions	798,952	19,930,345	1,026,661	26,210,652
Shares repurchased	(3,761,384)	(98,994,396)	(2,581,753)	(66,667,261)
Net Increase/(Decrease)	(1,567,164)	$ (42,855,804)	725,688	$ 18,798,754
Class D Shares:
Shares sold	2,487,370	$ 76,083,804	N/A	$ N/A
Shares from the Acquisition (See Note 9)	211,951,602	6,268,214,295	N/A	N/A
Reinvested dividends and distributions	22,410	655,271	N/A	N/A
Shares repurchased	(6,864,304)	(211,742,014)	N/A	N/A
Net Increase/(Decrease)	207,597,078	$6,133,211,356	N/A	$ N/A
Class I Shares:
Shares sold	10,441,822	$ 329,392,074	8,446,302	$249,565,557
Reinvested dividends and distributions	2,237,416	66,913,022	3,332,933	99,354,734
Shares repurchased	(10,319,981)	(323,485,483)	(12,871,014)	(380,003,188)
Net Increase/(Decrease)	2,359,257	$ 72,819,613	(1,091,779)	$ (31,082,897)
Class N Shares:
Shares sold	1,968,971	$ 62,118,767	1,053,403	$ 31,452,347
Reinvested dividends and distributions	482,344	14,444,979	538,563	16,070,732
Shares repurchased	(2,277,766)	(73,867,821)	(899,650)	(26,665,703)
Net Increase/(Decrease)	173,549	$ 2,695,925	692,316	$ 20,857,376
Class R Shares:
Shares sold	800,483	$ 22,391,267	1,123,336	$ 30,749,680
Reinvested dividends and distributions	408,030	10,857,858	586,354	15,849,153
Shares repurchased	(1,428,580)	(39,884,243)	(1,603,811)	(43,481,846)
Net Increase/(Decrease)	(220,067)	$ (6,635,118)	105,879	$ 3,116,987
Class S Shares:
Shares sold	2,585,058	$ 76,871,988	3,267,119	$ 94,807,256
Reinvested dividends and distributions	1,947,556	54,800,565	2,941,740	83,515,990
Shares repurchased	(6,592,015)	(194,536,841)	(7,003,366)	(200,544,602)
Net Increase/(Decrease)	(2,059,401)	$ (62,864,288)	(794,507)	$ (22,221,356)
Class T Shares:
Shares sold	4,224,666	$ 130,113,431	2,919,496	$ 85,572,739
Shares from the Acquisition (See Note 9)	78,483,855	2,349,940,037	-	-
Reinvested dividends and distributions	326,825	9,336,262	391,912	11,224,346
Shares repurchased	(7,976,465)	(244,699,657)	(2,095,593)	(58,190,982)
Net Increase/(Decrease)	75,058,881	$2,244,690,073	1,215,815	$ 38,606,103
(1)	Period from January 27, 2017 (inception date) through September 30, 2017 for Class D Shares.

Janus Investment Fund	31

Janus Henderson Forty Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,087,987,598	$2,973,697,497	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Approval of Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus

32	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Notes to Financial Statements

Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Twenty Fund (“Target Fund”) with and into Janus Henderson Forty Fund (formerly named Janus Forty Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on April 28, 2017. The Merger was based in part on Janus Capital’s belief that shareholders of Janus Henderson Forty Fund and Janus Twenty Fund may benefit from being shareholders of one combined concentrated large cap growth fund with the ability to focus on more companies and additional distribution capabilities since Janus Henderson Forty Fund offers share classes not offered by Janus Twenty Fund. The merger was tax-free for federal income purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$144,038,508	$8,618,154,332	290,435,457	$2,209,674,416	$10,827,828,748	$2,447,371,155

Assuming the Merger had been completed on 10/1/2016, the pro forma results of operations for the year ended 9/30/2017, are as follows:

Net investment income $51,538,118

Net gain/(loss) on investments $1,429,666,397

Change in unrealized net appreciation/depreciation $829,387,207

Net increase/(decrease) in net assets resulting from operations $2,310,591,722

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on 4/28/2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Forty Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Forty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Forty Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

34	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Report of Independent Registered Public Accounting Firm

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	51

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

52	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

Janus Investment Fund	53

Janus Henderson Forty Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

54	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	55

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

56	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	57

Janus Henderson Forty Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

58	SEPTEMBER 30, 2017

Janus Henderson Forty Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	59

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Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Useful Information About Your Fund Report (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,012,034,379.388	737,915,882.130	18,938,029.274	24,653,771.219	242,189,487.365	1,023,697,169.988

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
36.675	0.941	1.225	12.037	50.879	72.083	1.850	2.408	23.658	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	8,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,012,034,379.388	710,673,657.173	42,078,096.119	28,755,909.537	242,189,507.160	1,023,697,169.988

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
35.321	2.091	1.429	12.037	50.879	69.422	4.110	2.809	23.658	100.000

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Janus Henderson Forty Fund

Shareholder Meeting (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$299,767,614
Dividends Received Deduction Percentage	59%
Qualified Dividend Income Percentage	57%

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Janus Henderson Forty Fund

Designation Requirements (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Forty Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Forty Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	6/13-Present	Portfolio Manager for other Janus accounts. Formerly, Partner and Portfolio Manager for Chautauqua Capital Management (2012-2013) and Portfolio Manager for Marsico Capital Management, LLC (2007-2012).
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Fund	1/16-Present	Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93041 11-17

74	SEPTEMBER 30, 2017

ANNUAL REPORT September 30, 2017

Janus Henderson Global Equity Income Fund (formerly named Henderson Global Equity Income Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Janus Henderson Global Equity Income Fund (unaudited)

FUND SNAPSHOT

The Global Equity Income Fund is a long-only portfolio that seeks a high level of current income and steady capital appreciation. The Fund seeks global, high-quality, income-producing equities with a focus on international companies.

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

PERFORMANCE

The Janus Henderson Global Equity Income Fund Class I Shares returned 1.58% over the two month reporting period ended September 30, 2017. The Fund’s primary benchmark, MSCI World Index, returned 2.39% and the Fund’s secondary benchmark, MSCI World High Dividend Yield Index, returned 2.74%.

INVESTMENT ENVIRONMENT

Global equity markets rose during the reporting period, with the MSCI World Index producing a total return of 2.39% led by European (ex-UK) equities where the euro rose strongly relative to the U.S. dollar. European political risk continued to recede as incumbent Chancellor Angela Merkel won the German election, at the same time as broader macroeconomic data (such as unemployment figures) looked encouraging. Positive news from Europe has led to the expectation that the European Central Bank (ECB) will begin scaling back its bond-buying program in early 2018. Elsewhere economic growth remained robust, including in the U.S. and China.

During the period sector performance diverged widely; cyclical sectors such as energy, materials, financials, industrials and IT performed strongly while certain defensive sectors such as consumer staples and telecoms lagged. This divergence in performance was we think for two (not unrelated) reasons – largely resilient global economic data and a rise in global bond yields.

Rising bond yields over the period meant that “bond proxy” sectors, such as utilities and consumer staples, underperformed. In contrast financials have seen their margins come under pressure for many years as a result of the low bond yield environment and stand to benefit if they can reprice some of their assets upwards in a higher yield environment.

PERFORMANCE DISCUSSION

The Fund made positive gains and met its high income objectives over the period, but lagged its primary benchmark (MSCI World Index) over the reporting period. Given the Fund’s relatively low volatility approach and defensive income bias, we expect the Fund to underperform the broader global market in periods of strongly rising equity markets led by cyclical shares.

By region, the overweight position in Europe (ex-UK), was a positive contributor to performance, however this was offset by the Fund’s overweight allocation to the UK, (which lagged the global index) and the underweight position to the US which performed strongly. The Fund maintains a structural underweight to the US as it is typically a lower yielding market.

By sector, the Fund’s defensive bias was a detractor as the market favored cyclicals over the period. However, strong stock selection in consumer staples, health care and energy were positive for Fund performance. Detractors by sector included the Fund’s overweight to telecommunications and its underweight to IT (which performed strongly). During the period under review the Fund increased its weighting in the telecommunications sector as the sector pays an attractive dividend yield and we believe prices are reasonable after many investors became too negative on the sector.

DERIVATIVES USED

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

At the margin we have shifted the sector allocation of the Fund toward defensive sectors including telecommunications, utilities and pharmaceuticals, and away from more cyclical sectors such as capital goods. As the global economy is growing well, cyclical sectors have performed strongly year to date and we are tending to find better value and more attractive dividend yields among defensive sectors.

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

Thank you for your investment in Janus Henderson Global Equity Income Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	BP PLC	0.26%	Telstra Corp Ltd	-0.13%
	Novo Nordisk A/S	0.20%	BT Group PLC	-0.10%
	Pfizer Inc	0.18%	Tokio Marine Holdings Inc	-0.10%
	Royal Dutch Shell PLC	0.17%	Crown Resorts Ltd	-0.10%
	General Motors Co	0.15%	Vodafone Group PLC	-0.09%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.34%	6.81%	9.38%
	Energy	0.26%	8.65%	6.06%
	Health Care	0.25%	6.87%	12.32%
	Consumer Discretionary	0.10%	9.04%	12.18%
	Industrials	-0.03%	4.44%	11.42%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Telecom Services	-0.50%	10.69%	2.95%
	Information Technology	-0.17%	4.34%	16.18%
	Financials	-0.16%	21.08%	17.98%
	Materials	-0.12%	6.41%	5.08%
	Other**	-0.09%	3.41%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
TOTAL SA
Oil, Gas & Consumable Fuels	3.0%
SSE PLC
Electric Utilities	2.8%
Vodafone Group PLC
Wireless Telecommunication Services	2.7%
BP PLC
Oil, Gas & Consumable Fuels	2.6%
Telenor ASA
Diversified Telecommunication Services	2.5%
13.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.7%
Investment Companies	3.0%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of July 31, 2017

4	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the June 5, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	15.62%	7.97%	3.27%	4.60%	1.16%
Class A Shares at MOP	8.95%	6.71%	2.66%	4.03%
Class C Shares at NAV	14.75%	7.16%	2.50%	3.82%	1.92%
Class C Shares at CDSC	13.75%	7.16%	2.50%	3.82%
Class D Shares(1)	15.62%	7.97%	3.27%	4.60%	0.99%
Class I Shares	15.91%	8.23%	3.27%	4.60%	0.91%
Class N Shares	15.98%	7.97%	3.27%	4.60%	0.86%
Class S Shares	15.39%	7.83%	3.20%	4.54%	1.33%
Class T Shares	15.53%	7.95%	3.26%	4.59%	1.08%
MSCI World Index (Net)	18.17%	10.99%	4.22%	5.15%
MSCI World High Dividend Yield Index (Net)	13.79%	9.00%	3.16%	4.15%
MSCI World Index (Gross)	18.83%	11.62%	4.81%	5.75%
MSCI World High Dividend Yield Index (Gross)	14.78%	9.91%	4.08%	5.07%
Morningstar Quartile - Class A Shares	4th	2nd	1st	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	262/336	94/268	6/202	11/190

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratios shown are estimated.

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

6	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A

Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Effective 6/5/17, the Fund’s performance is compared to the MSCI World Index and the MSCI World High Dividend Yield Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI World Index and the MSCI World High Dividend Yield Index gross of foreign withholding taxes. The net version of these benchmarks is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – November 30, 2006

(1) Closed to certain new investors.

8	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (8/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (8/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (8/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,016.30	$1.87	$1,000.00	$1,019.50	$5.62	1.11%
Class C Shares	$1,000.00	$1,014.60	$3.11	$1,000.00	$1,015.79	$9.35	1.85%
Class D Shares	$1,000.00	$1,015.60	$1.41	$1,000.00	$1,020.86	$4.26	0.84%
Class I Shares	$1,000.00	$1,015.80	$1.31	$1,000.00	$1,021.16	$3.95	0.78%
Class N Shares	$1,000.00	$1,015.90	$1.18	$1,000.00	$1,021.56	$3.55	0.70%
Class S Shares	$1,000.00	$1,015.80	$1.74	$1,000.00	$1,019.90	$5.22	1.03%
Class T Shares	$1,000.00	$1,015.60	$1.65	$1,000.00	$1,020.16	$4.96	0.98%
*

Actual Expenses Paid During Period reflect the stub period from August 1, 2017 to September 30, 2017 (stub period reflects the change in fiscal year end from July 31 to September 30) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the stub period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 96.7%
Aerospace & Defense – 2.0%
BAE Systems PLC	11,965,611	$101,239,092
Air Freight & Logistics – 0.8%
Royal Mail PLC	8,268,370	42,561,534
Automobiles – 4.1%
General Motors Co	1,522,299	61,470,434
Subaru Corp	1,906,100	68,782,917
Toyota Motor Corp	1,286,200	76,707,866
		206,961,217
Banks – 12.0%
Australia & New Zealand Banking Group Ltd	2,074,447	48,152,913
Bank of Montreal	741,931	56,156,255
Commonwealth Bank of Australia	717,751	42,355,403
HSBC Holdings PLC	5,214,599	51,497,641
ING Groep NV	6,188,106	114,083,994
Lloyds Banking Group PLC	51,082,895	46,355,000
Mitsubishi UFJ Financial Group Inc	15,008,100	97,470,613
National Australia Bank Ltd	2,033,700	50,237,261
Sumitomo Mitsui Financial Group Inc	2,565,000	98,487,245
		604,796,325
Capital Markets – 3.3%
Daiwa Securities Group Inc	7,849,000	44,459,761
Investec PLC	3,585,293	26,179,489
Macquarie Group Ltd	960,295	68,468,782
Natixis SA	3,524,345	28,197,426
		167,305,458
Chemicals – 0.6%
DowDuPont Inc	462,285	32,003,990
Communications Equipment – 1.3%
Cisco Systems Inc	2,013,538	67,715,283
Construction & Engineering – 0.3%
Galliford Try PLC	748,824	13,574,304
Containers & Packaging – 1.0%
Amcor Ltd/Australia	4,222,465	50,364,413
Distributors – 0.3%
Connect Group PLC	10,645,272	14,405,162
Diversified Financial Services – 1.5%
Digital Telecommunications Infrastructure Fund	57,859,600	25,163,893
Standard Life Aberdeen PLC	8,967,694	52,084,667
		77,248,560
Diversified Telecommunication Services – 8.2%
Bezeq The Israeli Telecommunication Corp Ltd	11,511,263	16,464,685
BT Group PLC	26,645,706	101,352,072
Spark New Zealand Ltd	21,442,062	55,993,716
Telenor ASA	5,980,713	126,486,916
Telstra Corp Ltd	22,064,344	60,387,208
Verizon Communications Inc	1,058,333	52,376,900
		413,061,497
Electric Utilities – 7.6%
Enel SpA	17,312,801	104,244,680
Red Electrica Corp SA	3,382,165	71,067,154
SSE PLC	7,437,161	139,201,398
Terna Rete Elettrica Nazionale SpA	12,175,756	71,111,699
		385,624,931
Equity Real Estate Investment Trusts (REITs) – 6.4%
Dexus	3,320,600	24,738,233
Eurocommercial Properties NV	1,372,740	58,694,746
Hammerson PLC	6,157,560	44,301,960
ICADE	494,879	44,138,315
Iron Mountain Inc	1,295,461	50,393,433

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Scentre Group	20,826,913	$64,186,835
Unibail-Rodamco SE	142,092	34,550,302
		321,003,824
Food Products – 1.0%
Marine Harvest ASA*	2,566,600	50,767,912
Gas Utilities – 1.6%
Gas Natural SDG SA	3,609,756	79,902,064
Hotels, Restaurants & Leisure – 2.3%
Crown Resorts Ltd	4,879,927	43,281,713
Las Vegas Sands Corp	1,165,626	74,786,564
		118,068,277
Household Durables – 1.8%
Sekisui House Ltd	1,367,300	23,047,591
Taylor Wimpey PLC	26,492,406	69,391,803
		92,439,394
Insurance – 4.0%
Phoenix Group Holdings	5,191,165	52,580,733
Tokio Marine Holdings Inc	3,130,800	122,493,837
Tryg A/S	1,093,018	25,244,193
		200,318,763
Media – 0.6%
ITV PLC	12,438,051	29,112,885
Metals & Mining – 4.5%
Anglo American PLC	2,847,193	51,097,497
BHP Billiton PLC	5,912,392	104,127,111
Rio Tinto PLC	1,538,090	71,569,262
		226,793,870
Multi-Utilities – 2.0%
National Grid PLC	8,214,597	101,760,717
Oil, Gas & Consumable Fuels – 9.6%
BP PLC	20,327,448	129,991,304
Inter Pipeline Ltd	1,348,810	27,947,049
Royal Dutch Shell PLC	3,536,347	106,863,151
Snam SpA	13,868,167	66,802,946
TOTAL SA	2,819,622	151,432,598
		483,037,048
Personal Products – 0.6%
Hengan International Group Co Ltd	3,092,000	28,619,001
Pharmaceuticals – 7.6%
GlaxoSmithKline PLC	4,410,045	87,949,194
Merck & Co Inc	1,530,654	98,007,776
Novo Nordisk A/S	1,639,147	78,370,780
Pfizer Inc	3,288,077	117,384,349
		381,712,099
Semiconductor & Semiconductor Equipment – 1.5%
Maxim Integrated Products Inc	536,444	25,593,743
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,317,694	49,479,410
		75,073,153
Textiles, Apparel & Luxury Goods – 0.6%
Pandora A/S	305,147	30,124,511
Tobacco – 5.2%
British American Tobacco PLC	1,475,512	92,360,353
Imperial Brands PLC	1,712,022	73,033,549
Japan Tobacco Inc	1,517,300	49,736,045
Philip Morris International Inc	424,926	47,171,035
		262,300,982
Wireless Telecommunication Services – 4.4%
China Mobile Ltd	8,667,000	87,820,600

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Vodafone Group PLC	47,869,597	$133,915,323
		221,735,923
Total Common Stocks (cost $4,665,153,652)		4,879,632,189
Investment Companies – 3.0%
Money Markets – 3.0%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $150,849,154)	150,849,154	150,849,154
Total Investments (total cost $4,816,002,806) – 99.7%		5,030,481,343
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		13,103,135
Net Assets – 100%		$5,043,584,478

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$1,629,642,050	32.4%
United States	777,752,661	15.5
Japan	581,185,875	11.5
Australia	452,172,761	9.0
Netherlands	279,641,891	5.6
France	258,318,641	5.1
Italy	242,159,325	4.8
Norway	177,254,828	3.5
Spain	150,969,218	3.0
Denmark	133,739,484	2.7
China	116,439,601	2.3
Canada	84,103,304	1.7
New Zealand	55,993,716	1.1
Taiwan	49,479,410	1.0
Thailand	25,163,893	0.5
Israel	16,464,685	0.3

Total	$5,030,481,343	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	10/25/17	(253,398,710)	$201,659,243	$3,007,941
British Pound	10/25/17	(321,000,000)	434,318,687	3,913,891
Total				$6,921,832

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$6,921,832

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(13,629,273)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 9,191,163

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended July 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statements of Operations for the year ended July 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (2,840,160)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$12,524,121

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statements of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Schedule of Investments

September 30, 2017

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$556,561,312

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information

MSCI World High Dividend Yield Index	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$4,879,632,189	$-	$-
Investment Companies	150,849,154	-	-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	6,921,832	-
Total Assets	$5,030,481,343	$6,921,832	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	5,030,481,343
Forward foreign currency exchange contracts	6,921,832
Cash denominated in foreign currency(2)	2,270,316
Non-interested Trustees' deferred compensation	93,222
Receivables:
Dividends	20,603,246
Fund shares sold	15,554,046
Foreign tax reclaims	7,397,309
Investments sold	3,016,098
Other assets	324,701
Total Assets	5,086,662,113
Liabilities:
Payables:	—
Fund shares repurchased	29,468,763
Dividends	8,574,591
Advisory fees	2,803,455
12b-1 Distribution and shareholder servicing fees	1,089,597
Transfer agent fees and expenses	700,884
Non-interested Trustees' deferred compensation fees	93,222
Non-interested Trustees' fees and expenses	37,891
Fund administration fees	33,133
Custodian fees	1,005
Accrued expenses and other payables	275,094
Total Liabilities	43,077,635
Net Assets	$5,043,584,478

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,119,277,286
Undistributed net investment income/(loss)	(4,033,410)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(293,203,888)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	221,544,490
Total Net Assets	$5,043,584,478
Net Assets - Class A Shares	$856,276,344
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	109,794,960
Net Asset Value Per Share(3)	$7.80
Maximum Offering Price Per Share(4)	$8.28
Net Assets - Class C Shares	$1,073,189,733
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	138,539,931
Net Asset Value Per Share(3)	$7.75
Net Assets - Class D Shares	$2,984,645
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	383,187
Net Asset Value Per Share	$7.79
Net Assets - Class I Shares	$3,075,562,867
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	393,592,881
Net Asset Value Per Share	$7.81
Net Assets - Class N Shares	$5,098,879
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	652,460
Net Asset Value Per Share	$7.81
Net Assets - Class S Shares	$51,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,608
Net Asset Value Per Share	$7.79
Net Assets - Class T Shares	$30,420,530
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,908,082
Net Asset Value Per Share	$7.78

(1) Includes cost of $4,816,002,806.

(2) Includes cost of $2,270,316.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Statements of Operations

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)
Investment Income:
Dividends	$61,283,663	$341,703,290
Other income	195,207	147,259
Foreign tax withheld	(3,598,555)	(26,807,485)
Total Investment Income	57,880,315	315,043,064
Expenses:
Advisory fees	5,524,191	28,334,300
12b-1Distribution and shareholder servicing fees:
Class A Shares	362,882	1,970,422
Class C Shares	1,797,079	10,188,680
Class S Shares	22	19
Transfer agent administrative fees and expenses:
Class D Shares	478	192
Class S Shares	22	19
Class T Shares	7,508	1,585
Transfer agent networking and omnibus fees:
Class A Shares	213,585	687,354
Class C Shares	230,925	663,747
Class I Shares	415,487	1,580,128
Other transfer agent fees and expenses:
Class A Shares	17,187	125,014
Class C Shares	17,718	138,209
Class D Shares	80	3
Class I Shares	19,325	305,737
Class N Shares	55	665
Class T Shares	27	5
Registration fees	75,065	184,524
Professional fees	—	171,823
Fund administration fees	65,190	917,240
Shareholder reports expense	—	373,133
Custodian fees	—	566,922
Non-interested Trustees’ fees and expenses	7,594	144,353
Other expenses	14,473	385,244
Total Expenses	8,768,893	46,739,318
Less: Excess Expense Reimbursement and Waivers	(156)	(367)
Net Expenses	8,768,737	46,738,951
Net Investment Income/(Loss)	49,111,578	268,304,113
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	77,892,572	51,427,598
Forward foreign currency exchange contracts	(13,629,273)	(2,840,160)
Total Net Realized Gain/(Loss) on Investments	64,263,299	48,587,438
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(45,654,904)	238,103,219
Forward foreign currency exchange contracts	9,191,163	12,524,121
Total Change in Unrealized Net Appreciation/Depreciation	(36,463,741)	250,627,340
Net Increase/(Decrease) in Net Assets Resulting from Operations	$76,911,136	$567,518,891

(1)  Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2)  Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$49,111,578	$268,304,113	$232,382,159
Net realized gain/(loss) on investments	64,263,299	48,587,438	(338,375,418)
Change in unrealized net appreciation/depreciation	(36,463,741)	250,627,340	68,444,258
Net Increase/(Decrease) in Net Assets Resulting from Operations	76,911,136	567,518,891	(37,549,001)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(11,584,114)	(51,528,409)	(46,285,877)
Class C Shares	(12,808,319)	(59,135,096)	(59,681,818)
Class D Shares	(41,569)	(20,304)	N/A
Class I Shares	(44,026,247)	(166,387,343)	(122,675,979)
Class N Shares	(73,247)	(206,416)	(77,455)
Class S Shares	(672)	(1,202)	N/A
Class T Shares	(427,326)	(133,887)	N/A
Net Decrease from Dividends and Distributions to Shareholders	(68,961,494)	(277,412,657)	(228,721,129)
Capital Share Transactions:
Class A Shares	(6,442,824)	50,506,675	103,907,258
Class C Shares	23,773,324	(91,880,886)	19,709,933
Class D Shares	1,047,701	1,934,750	N/A
Class I Shares	204,398,510	517,743,616	446,057,936
Class N Shares	937,014	2,042,081	1,852,281
Class S Shares	672	51,212	N/A
Class T Shares	21,937,756	8,575,524	N/A
Net Increase/(Decrease) from Capital Share Transactions	245,652,153	488,972,972	571,527,408
Net Increase/(Decrease) in Net Assets	253,601,795	779,079,206	305,257,278
Net Assets:
Beginning of period	4,789,982,683	4,010,903,477	3,705,646,199
End of period	$5,043,584,478	$4,789,982,683	$4,010,903,477

Undistributed Net Investment Income/(Loss)	$(4,033,410)	$15,870,845	$7,021,575

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$7.78	$7.29	$7.86		$8.36	$7.85	$7.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.47	0.48		0.48	0.52	0.50
Net realized and unrealized gain/(loss)	0.05	0.50	(0.59)		(0.50)	0.48	0.78
Total from Investment Operations	0.13	0.97	(0.11)		(0.02)	1.00	1.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.48)	(0.46)		(0.48)	(0.49)	(0.49)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	(0.11)	(0.48)	(0.46)		(0.48)	(0.49)	(0.49)
Net Asset Value, End of Period	$7.80	$7.78	$7.29		$7.86	$8.36	$7.85
Total Return*	1.63%	13.90%	(1.05)%		(0.21)%	12.93%	18.58%
Net Assets, End of Period (in thousands)	$856,276	$861,163	$755,674		$702,841	$804,022	$707,252
Average Net Assets for the Period (in thousands)	$854,512	$788,169	$708,673		$656,758	$862,831	$576,780
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.09%	1.09%		1.09%	1.13%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.09%	1.09%		1.09%	1.13%	1.22%
Ratio of Net Investment Income/(Loss)	5.93%	6.40%	6.60%		5.99%	6.31%	6.56%
Portfolio Turnover Rate	21%	127%	145%		127%	103%	130%
				1

Class C Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.73	$7.24	$7.81	$8.32	$7.81	$7.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.41	0.41	0.42	0.46	0.44
Net realized and unrealized gain/(loss)	0.04	0.51	(0.58)	(0.51)	0.48	0.77
Total from Investment Operations	0.11	0.92	(0.17)	(0.09)	0.94	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.43)	(0.40)	(0.42)	(0.43)	(0.43)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.09)	(0.43)	(0.40)	(0.42)	(0.43)	(0.43)
Net Asset Value, End of Period	$7.75	$7.73	$7.24	$7.81	$8.32	$7.81
Total Return*	1.46%	13.18%	(1.76)%	(1.09)%	12.18%	17.65%
Net Assets, End of Period (in thousands)	$1,073,190	$1,047,109	$1,074,860	$1,138,357	$957,099	$587,376
Average Net Assets for the Period (in thousands)	$1,057,701	$1,018,868	$1,065,445	$1,010,068	$803,767	$456,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	1.81%	1.85%	1.86%	1.88%	1.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.85%	1.81%	1.85%	1.86%	1.88%	1.98%
Ratio of Net Investment Income/(Loss)	5.18%	5.57%	5.70%	5.28%	5.59%	5.85%
Portfolio Turnover Rate	21%	127%	145%	127%	103%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$7.78	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.08	0.07
Net realized and unrealized gain/(loss)	0.04	0.07
Total from Investment Operations	0.12	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.19)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.11)	(0.19)
Net Asset Value, End of Period	$7.79	$7.78
Total Return*	1.56%	1.86%
Net Assets, End of Period (in thousands)	$2,985	$1,941
Average Net Assets for the Period (in thousands)	$2,334	$1,027
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.96%
Ratio of Net Investment Income/(Loss)	6.30%	5.97%
Portfolio Turnover Rate	21%	127%

Class I Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.80	$7.30	$7.87	$8.37	$7.86	$7.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.08	0.49	0.49	0.51	0.55	0.53
Net realized and unrealized gain/(loss)	0.04	0.51	(0.59)	(0.51)	0.47	0.77
Total from Investment Operations	0.12	1.00	(0.10)	—	1.02	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.50)	(0.47)	(0.50)	(0.51)	(0.51)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	(0.11)	(0.50)	(0.47)	(0.50)	(0.51)	(0.51)
Net Asset Value, End of Period	$7.81	$7.80	$7.30	$7.87	$8.37	$7.86
Total Return*	1.58%	14.32%	(0.83)%	0.02%	13.19%	18.87%
Net Assets, End of Period (in thousands)	$3,075,563	$2,866,944	$2,178,545	$1,864,448	$1,363,213	$665,505
Average Net Assets for the Period (in thousands)	$2,981,623	$2,411,600	$1,846,322	$1,574,951	$983,905	$477,508
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.81%	0.84%	0.86%	0.87%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.81%	0.84%	0.86%	0.87%	0.95%
Ratio of Net Investment Income/(Loss)	6.26%	6.67%	6.75%	6.32%	6.60%	6.95%
Portfolio Turnover Rate	21%	127%	145%	127%	103%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30, 2017 and the year or period ended July 31	2017(1)	2017	2016(2)
Net Asset Value, Beginning of Period	$7.80	$7.30	$7.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.08	0.54	0.34
Net realized and unrealized gain/(loss)	0.04	0.47	(0.16)
Total from Investment Operations	0.12	1.01	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.51)	(0.32)
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.11)	(0.51)	(0.32)
Net Asset Value, End of Period	$7.81	$7.80	$7.30
Total Return*	1.59%	14.39%	2.77%
Net Assets, End of Period (in thousands)	$5,099	$4,156	$1,824
Average Net Assets for the Period (in thousands)	$4,537	$2,945	$1,748
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.76%	0.79%
Ratio of Net Investment Income/(Loss)	6.40%	7.26%	4.71%
Portfolio Turnover Rate	21%	127%	145%

Class S Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(4)
Net Asset Value, Beginning of Period	$7.77	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.08	0.07
Net realized and unrealized gain/(loss)	0.04	0.06
Total from Investment Operations	0.12	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.19)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.10)	(0.19)
Net Asset Value, End of Period	$7.79	$7.77
Total Return*	1.58%	1.71%
Net Assets, End of Period (in thousands)	$51	$51
Average Net Assets for the Period (in thousands)	$51	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.19%
Ratio of Net Investment Income/(Loss)	6.01%	5.89%
Portfolio Turnover Rate	21%	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$7.77	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.08	0.06
Net realized and unrealized gain/(loss)	0.04	0.07
Total from Investment Operations	0.12	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.19)
Distributions (from capital gains)	—	—
Total Dividends and Distributions	(0.11)	(0.19)
Net Asset Value, End of Period	$7.78	$7.77
Total Return*	1.56%	1.74%
Net Assets, End of Period (in thousands)	$30,421	$8,619
Average Net Assets for the Period (in thousands)	$17,484	$4,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.96%
Ratio of Net Investment Income/(Loss)	6.52%	5.03%
Portfolio Turnover Rate	21%	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (formerly named Henderson Global Equity Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Global Equity Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

24	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

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Notes to Financial Statements

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or

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Notes to Financial Statements

economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$6,921,832	$—	$—	$6,921,832

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Notes to Financial Statements

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Above $2 Billion	0.60

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Above $2 Billion	0.60

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees

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Notes to Financial Statements

(including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.40%, 2.15%, 1.15%, and 1.15% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

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Notes to Financial Statements

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, an annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the period ended September 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $136,918.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended September 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $1,961 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $9,085.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	2	-
Class I Shares	-	-
Class N Shares	35	-*
Class S Shares	100	-
Class T Shares	-*	-

* Less than 0.50%

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$(281,310,538)	$ -	$ -	$ 43,720	$205,574,010

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(226,023,753)	$(55,286,785)	$ (281,310,538)

During the period ended September 30, 2017, capital loss carryovers of $73,583,256 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,824,907,333	$343,766,224	$(138,192,214)	$ 205,574,010

Information on the tax components of derivatives as of September 30, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,921,832	$ -	$ -	$ -

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 68,961,494	$ -	$ -	$ -

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 277,412,657	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 228,721,129	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (74,459)	$ (54,339)	$ 128,798

36	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

6. Capital Share Transactions

	Period ended September 30, 2017(1)		Year ended July 31, 2017(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,698,946	$ 44,583,109	52,494,870	$ 383,856,968
Reinvested dividends and distributions	1,295,530	10,105,134	6,076,878	44,626,322
Shares repurchased	(7,829,903)	(61,131,067)	(51,648,848)	(377,976,615)
Net Increase/(Decrease)	(835,427)	$ (6,442,824)	6,922,900	$ 50,506,675
Class C Shares:
Shares sold	5,973,941	$ 46,383,160	26,020,806	$ 190,525,366
Reinvested dividends and distributions	1,452,750	11,258,814	6,867,003	50,087,404
Shares repurchased	(4,365,752)	(33,868,650)	(45,902,729)	(332,493,656)
Net Increase/(Decrease)	3,060,939	$ 23,773,324	(13,014,920)	$ (91,880,886)
Class D Shares:
Shares sold	141,398	$ 1,109,230	250,587	$ 1,942,832
Reinvested dividends and distributions	5,169	40,263	2,467	18,679
Shares repurchased	(12,987)	(101,792)	(3,447)	(26,761)
Net Increase/(Decrease)	133,580	$ 1,047,701	249,607	$ 1,934,750
Class I Shares:
Shares sold	36,290,849	$284,491,604	163,973,745	$1,209,870,651
Reinvested dividends and distributions	4,927,319	38,482,358	20,082,486	147,747,134
Shares repurchased	(15,127,914)	(118,575,452)	(114,931,766)	(839,874,169)
Net Increase/(Decrease)	26,090,254	$204,398,510	69,124,465	$ 517,743,616
Class N Shares:
Shares sold	114,053	$ 892,688	318,586	$ 2,328,962
Reinvested dividends and distributions	9,379	73,247	27,895	206,416
Shares repurchased	(3,670)	(28,921)	(63,652)	(493,297)
Net Increase/(Decrease)	119,762	$ 937,014	282,829	$ 2,042,081
Class S Shares:
Shares sold	-	$ -	6,363	$ 50,010
Reinvested dividends and distributions	86	672	159	1,202
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	86	$ 672	6,522	$ 51,212
Class T Shares:
Shares sold	2,807,374	$ 22,002,427	1,100,363	$ 8,512,444
Reinvested dividends and distributions	54,809	426,414	17,710	133,887
Shares repurchased	(62,918)	(491,085)	(9,256)	(70,807)
Net Increase/(Decrease)	2,799,265	$ 21,937,756	1,108,817	$ 8,575,524
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

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Janus Henderson Global Equity Income Fund

Notes to Financial Statements

Year ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	54,630,754	$ 394,225,119
Reinvested dividends and distributions	5,924,027	41,172,929
Shares repurchased	(46,315,206)	(331,490,790)
Net Increase/(Decrease)	14,239,575	$ 103,907,258
Class C Shares:
Shares sold	30,472,273	$ 220,041,077
Reinvested dividends and distributions	7,110,034	49,241,654
Shares repurchased	(34,834,742)	(249,572,798)
Net Increase/(Decrease)	2,747,565	$ 19,709,933
Class I Shares:
Shares sold	148,700,648	$1,079,850,876
Reinvested dividends and distributions	15,422,364	107,395,820
Shares repurchased	(102,700,361)	(741,188,760)
Net Increase/(Decrease)	61,422,651	$ 446,057,936
Class N Shares:
Shares sold	241,013	$ 1,792,803
Reinvested dividends and distributions	11,328	77,455
Shares repurchased	(2,472)	(17,977)
Net Increase/(Decrease)	249,869	$ 1,852,281
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the period ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,206,050,880	$1,016,804,908	$ -	$ -

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$5,720,972,509	$5,198,898,569	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim

38	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Notes to Financial Statements

periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Global Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Global Equity Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2017 through September 30, 2017 and for the year ended July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

November 16, 2017

40	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

Janus Investment Fund	41

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

42	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

68	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson Global Equity Income Fund into Janus Henderson Global Equity Income Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson Global Equity Income Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
564,503,787.406	278,133,505.566	4,023,116.733	6,156,433.188	0.000	288,313,055.487

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
49.270	0.713	1.091	0.000	51.074	96.469	1.395	2.135	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Janus Henderson Global Equity Income Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended September 30, 2017:

Foreign Taxes Paid	$3,470,907
Foreign Source Income	$57,443,479
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

70	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	71

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

72	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

74	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	75

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

76	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

78	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Equity Income Fund

Notes

NotesPage1

80	SEPTEMBER 30, 2017

Janus Henderson Global Equity Income Fund

Notes

NotesPage2

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Janus Henderson Global Equity Income Fund

Notes

NotesPage3

82	SEPTEMBER 30, 2017

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93081 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Global Life Sciences Fund (formerly named Janus Global Life Sciences Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

We believe in the power of deep fundamental research to identify life sciences companies trading at a significant discount to intrinsic value. We feel the quality of our team, the depth of our research and our disciplined long-term approach set us apart in purusing superior risk-adjusted results for our clients.

Andy Acker co-portfolio manager	Ethan Lovell co-portfolio manager

PERFORMANCE

Janus Henderson Global Life Sciences Fund’s Class I Shares returned 14.90% over the 12-month period ended September 30, 2017, ahead of its primary benchmark, the MSCI World Health Care Index, which returned 12.41%. However, the Fund trailed its secondary benchmark, the S&P 500 Index, which returned 18.61% during the period.

INVESTMENT ENVIRONMENT

Globally, health care stocks delivered positive gains during the period, as the sector benefited from innovation and relief from regulatory uncertainty. Indeed, with the U.S. presidential cycle behind us, we have seen worries about stronger regulation of drug prices recede into the background. Concerns about the potential repeal and replacement of the Affordable Care Act (ACA), which Congress ultimately failed to carry out, have also diminished. As a result, investors were able to focus more on fundamentals, which were strong, especially for companies developing innovative therapies or improving efficiencies within the health-care system.

For the period, the sector was led higher by managed health care and life sciences, tools and services. The sector’s biggest detractors were health care facilities and distributors.

PERFORMANCE DISCUSSION

Throughout the period, we remained enthusiastic about rapid innovation occurring within the biopharmaceutical sector. From the start of 2017 through September, the U.S. Food and Drug Administration (FDA) approved 34 novel therapies, including the first cell-based cancer therapeutic. That compares with 22 approvals for all of 2016. The Fund’s traditional overweight to biotechnology, as well as stock selection within the subsector, contributed the most to relative returns. Holdings within managed health care and health care services and equipment weighed the most on relative performance.

Celgene was the top contributor. The stock of the biopharmaceutical company benefited due to continued strong performance of Revlimid, a treatment for multiple myeloma that still enjoys double-digit sales growth. Its usage should continue to grow as new therapies are added onto the Revlimid backbone. Investors were also excited about Celgene’s pipeline, including ozanimod, an oral treatment for patients with relapsing multiple sclerosis and inflammatory bowel disease. The drug delivered positive phase 3 trial results for multiple sclerosis, and should be filed for FDA approval by the end of 2017. In addition, Celgene is partnering with Bluebird Bio for a cell-based therapy for multiple myeloma, with initial data indicating up to 100% of patients in clinical trials responding to treatment. Given the impressive data, we think this therapy should move into pivotal trials and potentially become eligible for accelerated FDA approval.

Aetna was another top contributor. Its outperformance was due to several consecutive quarters of high-quality earnings that exceeded expectations. The managed care company benefited from better-than-expected underwriting profitability across all service lines and strong growth in Medicare Advantage membership. Additionally, Aetna management refreshed its capital allocation plan and long-term strategy after the proposed acquisition of Humana officially ended in 2017. The company also doubled its quarterly dividend and executed a $3.3 billion accelerated share repurchase. In the long term, we believe the company’s focus on building its market-leading growth rate in Medicare Advantage, an attractive market, will be additive to the business.

Puma Biotechnology also aided results. In May, the Oncologic Drugs Advisory Committee of the FDA voted to recommend approval of Puma’s lead drug candidate, Nerlynx, an adjuvant treatment for patients with HER2-positive early stage breast cancer, and the drug was officially approved by the FDA in July. We believe Nerlynx, which showed a 34% reduction in the risk of breast cancer recurrence or death during trials, presents a

Janus Investment Fund	1

Janus Henderson Global Life Sciences Fund (unaudited)

blockbuster opportunity for Puma. With global rights, the potential for high margins and long patent life, Nerlynx, in our opinion, could help make Puma an attractive acquisition candidate.

While pleased by the performance of these stocks, other holdings weighed on returns, including Alder BioPharmaceuticals. The stock fell when phase 3 trial results for its migraine-headache treatment, eptinezumab, didn’t materially differentiate from other late-stage compounds in development. In addition, Alder was slow to turn the initial IV version of its drug into a self-injectable one (administered by patients, rather than doctors), which competitors will have on the market one to two years before Alder’s launch. Disappointed by these events, we decided to exit the position.

Shire Pharmaceuticals also detracted. The specialty pharmaceutical company focuses on rare diseases, amplified by the firm’s recent acquisition of Baxalta. We like Shire’s prospects for improving margins through merger synergies. We also like the company’s strong orphan disease business, which we think has sustainable growth prospects, and its emerging ophthalmic franchise, now launching Xiidra for dry eye disease. Worries about the sustainability of Baxalta’s business in hemophilia management hurt the stock, as new competitors advanced competing therapies. Even so, we believe Shire’s remaining growth franchises and low valuation could deliver significant upside from current levels.

Mallinckrodt Pharmaceuticals was another detractor. The stock of the UK firm declined as a result of a controversy around the company’s lead asset, Acthar, an anti-inflammatory medicine. The product has drawn investor scrutiny due to outsized price increases that were executed before the company acquired the product in 2014. Other drivers of underperformance during the period included weak results in the firm’s generic drug segment and the loss of a court case on key product, Inomax. We continue to hold the stock as we have a different view on the durability of Acthar and Inomax and believe the market is under-appreciating the company’s long-term cash flow profile. We also like the stock’s attractive valuation, which trades at a significant discount to the market.

OUTLOOK

We believe the outlook for the health care sector remains positive, especially now that efforts to overhaul the ACA have largely subsided. With the political overhang removed, investors are again focusing on company fundamentals. To that end, we have seen many biotech firms developing treatments for patients with high, unmet medical needs and the FDA committed to bringing such therapies quickly to market. In August, for example, the FDA approved the first cell-based cancer treatment, a CAR T-cell therapy from Novartis with unprecedented efficacy for pediatric patients with a severe form of leukemia. Around the same time, Gilead Sciences announced it would purchase Kite Pharma for roughly $12 billion to gain access to another CAR T-cell therapy for the treatment of aggressive non-Hodgkin’s lymphoma. Kite’s therapy is expected to launch by the end of the year, and the high price paid by Gilead caught the attention of investors, helping spur a rally in the biotech sector.

Recent successes for several groundbreaking treatments have further spurred interest in the sector. Advances in immuno-oncology (IO), for one, are helping propel some pharmaceutical stocks, and we expect results for key IO trials for lung cancer in the next six to nine months. We believe the IO market has potential to reach tens of billions of dollars, and eagerly await the trial results, which should give more clarity on possible market expansion.

We also see some headwinds. Hurricanes Harvey and Irma, which struck Texas and Florida, respectively, in late summer, temporarily disrupted demand for health care services and could weigh on near-term revenues. Longer term, we are watching the potential impact that greater cost sharing could have on utilization. With the industry focused on improving efficiencies in the health care system and consumers paying a higher percentage of costs out of pocket, we expect some continued impact on demand. Nevertheless, with an aging population and innovation levels remaining at all-time highs, we continue to see plentiful opportunities within the sector.

Thank you for your continued investment in Janus Henderson Global Life Sciences Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Celgene Corp	1.07%	Alder Biopharmaceuticals Inc	-0.91%
	Aetna Inc	1.00%	Shire PLC (ADR)	-0.63%
	Sanofi	0.90%	Mallinckrodt Plc	-0.52%
	Puma Biotechnology Inc	0.85%	Envision Healthcare Corp	-0.51%
	Actelion Ltd	0.75%	Teva Pharmaceutical Industries Ltd (ADR)	-0.48%

	2 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	2.61%	97.49%	100.00%
	Industrials	0.11%	0.81%	0.00%

	1 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.24%	1.70%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Eli Lilly & Co
Pharmaceuticals	3.5%
Sanofi
Pharmaceuticals	3.3%
Celgene Corp
Biotechnology	3.1%
AstraZeneca PLC
Pharmaceuticals	3.0%
Aetna Inc
Health Care Providers & Services	2.9%
15.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	3.0%
Corporate Bonds	0.5%
Rights	0.1%
Other	(1.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	14.58%	19.84%	12.74%	11.44%	1.04%
Class A Shares at MOP	7.99%	18.43%	12.07%	11.09%
Class C Shares at NAV	13.76%	18.92%	11.85%	10.62%	1.84%
Class C Shares at CDSC	12.76%	18.92%	11.85%	10.62%
Class D Shares(1)	14.81%	20.07%	12.93%	11.62%	0.84%
Class I Shares	14.90%	20.13%	12.86%	11.58%	0.78%
Class S Shares	14.43%	19.67%	12.55%	11.28%	1.19%
Class T Shares	14.71%	19.96%	12.86%	11.58%	0.94%
MSCI World Health Care Index	12.41%	13.85%	8.72%	6.02%
S&P 500 Index	18.61%	14.22%	7.44%	5.90%
Morningstar Quartile - Class T Shares	3rd	1st	2nd	2nd
Morningstar Ranking - based on total returns for Health Funds	87/147	14/127	39/120	15/58

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Janus Investment Fund	5

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 31, 1998

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,113.60	$5.25	$1,000.00	$1,020.10	$5.01	0.99%
Class C Shares	$1,000.00	$1,109.50	$9.20	$1,000.00	$1,016.34	$8.80	1.74%
Class D Shares	$1,000.00	$1,114.60	$4.29	$1,000.00	$1,021.01	$4.10	0.81%
Class I Shares	$1,000.00	$1,115.10	$4.03	$1,000.00	$1,021.26	$3.85	0.76%
Class S Shares	$1,000.00	$1,112.70	$6.14	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,114.20	$4.82	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – 0.5%
Consumer Non-Cyclical – 0.5%
PTC Therapeutics Inc, 3.0000%, 8/15/22# (cost $21,579,000)	$21,579,000	$17,330,634
Common Stocks – 98.1%
Biotechnology – 35.8%
ACADIA Pharmaceuticals Inc*	613,445	23,108,473
Acerta Pharma BV*,¢,§	143,797,410	23,007,586
Achillion Pharmaceuticals Inc*	2,184,786	9,809,689
Agios Pharmaceuticals Inc*	216,070	14,422,673
Alexion Pharmaceuticals Inc*	465,041	65,240,602
Alkermes PLC*	375,307	19,080,608
Alnylam Pharmaceuticals Inc*	306,092	35,962,749
Amgen Inc	300,723	56,069,803
Amicus Therapeutics Inc*	2,027,537	30,575,258
Avexis Inc*	310,677	30,051,786
BeiGene Ltd (ADR)*	180,821	18,707,741
BioCryst Pharmaceuticals Inc*	2,524,285	13,227,253
Biogen Inc*	256,945	80,454,618
Biohaven Pharmaceutical Holding Co Ltd*	376,928	14,089,569
Bioverativ Inc*	443,154	25,290,799
Celgene Corp*	791,113	115,360,098
Clovis Oncology Inc*	103,845	8,556,828
Cytokinetics Inc*	844,892	12,250,934
DBV Technologies SA (ADR)*	790,844	33,563,419
Eagle Pharmaceuticals Inc/DE*	137,346	8,191,315
Edge Therapeutics Inc*,£	1,159,173	12,437,926
Exelixis Inc*	627,901	15,214,041
FibroGen Inc*	684,057	36,802,267
Gilead Sciences Inc	664,794	53,861,610
Global Blood Therapeutics Inc*	707,992	21,983,152
Heron Therapeutics Inc*,#	1,597,394	25,797,913
Incyte Corp*	177,169	20,682,709
Insmed Inc*	1,643,866	51,305,058
Ironwood Pharmaceuticals Inc*	1,526,253	24,069,010
Juno Therapeutics Inc*,#	460,596	20,662,337
Neurocrine Biosciences Inc*	902,246	55,289,635
Odonate Therapeutics LLC (144A)*,¢,§	286,770	8,542,878
ProQR Therapeutics NV*	92,125	446,806
Puma Biotechnology Inc*	426,955	51,127,861
Regeneron Pharmaceuticals Inc*	193,893	86,693,438
RPI INTERNATIONAL HOLDINGS LP¢,§	127,226	17,671,691
Shire PLC (ADR)	689,715	105,622,955
Solid Biosciences*,¢,§	20,266	177,328
Solid Biosciences Jr Preferred Units*,¢,§	736,751	7,367,510
Solid Biosciences Sr Preferred Units*,¢,§	88,665	886,650
Spark Therapeutics Inc*	303,263	27,038,929
TESARO Inc*	156,064	20,147,862
Vertex Pharmaceuticals Inc*	241,675	36,744,267
Zai Lab Ltd (ADR)*	183,976	4,967,352
		1,342,562,986
Health Care Equipment & Supplies – 16.6%
Abbott Laboratories	851,964	45,460,799
ABIOMED Inc*	74,402	12,544,177
Baxter International Inc	905,170	56,799,417
Boston Scientific Corp*	2,427,002	70,795,648
Cooper Cos Inc	133,491	31,652,051
DexCom Inc*	855,644	41,862,383
Edwards Lifesciences Corp*	274,209	29,973,786
Glaukos Corp*	1,000,832	33,027,456
ICU Medical Inc*	206,606	38,397,725
Integra LifeSciences Holdings Corp*	372,397	18,798,601

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Medtronic PLC	1,032,476	$80,295,659
Nevro Corp*	279,367	25,388,873
Silk Road Medical Inc*,¢,£,§	4,348,205	9,826,943
STERIS PLC	468,436	41,409,742
Teleflex Inc	142,483	34,476,612
Varian Medical Systems Inc*	280,518	28,068,631
Wright Medical Group NV*	820,390	21,223,489
		620,001,992
Health Care Providers & Services – 14.0%
Acadia Healthcare Co Inc*,#	734,763	35,092,281
Aetna Inc	684,765	108,884,483
AmerisourceBergen Corp	448,406	37,105,597
Anthem Inc	422,109	80,150,057
DaVita Inc*	570,126	33,859,783
Diplomat Pharmacy Inc*	842,534	17,448,879
Envision Healthcare Corp*	789,485	35,487,351
Henry Schein Inc*	273,426	22,418,198
Humana Inc	293,881	71,598,228
Teladoc Inc*,#	825,883	27,378,021
Universal Health Services Inc	499,347	55,397,556
		524,820,434
Health Care Technology – 1.4%
athenahealth Inc*	424,038	52,733,366
Life Sciences Tools & Services – 2.6%
BridgeBio LLC (144A)*,¢,£,§	2,974,745	2,872,414
NeoGenomics Inc*	646,114	7,191,249
Quintiles IMS Holdings Inc*	149,171	14,181,687
Thermo Fisher Scientific Inc	385,602	72,955,898
		97,201,248
Pharmaceuticals – 27.7%
Allergan PLC	379,690	77,817,465
AstraZeneca PLC	1,711,050	113,591,639
Avadel Pharmaceuticals PLC (ADR)*	1,185,041	12,442,931
Bayer AG	256,400	34,937,329
Clementia Pharmaceuticals Inc*,#	553,062	9,341,217
Eli Lilly & Co	1,542,370	131,934,331
GW Pharmaceuticals PLC (ADR)*,#	274,203	27,828,862
Indivior PLC*	7,021,035	31,954,843
Ipsen SA	151,402	20,120,254
Jazz Pharmaceuticals PLC*	306,866	44,879,152
Mallinckrodt PLC*	537,380	20,081,891
Merck & Co Inc	983,287	62,959,867
Merck KGaA	300,833	33,461,836
Nektar Therapeutics*	966,045	23,185,080
Nippon Shinyaku Co Ltd	291,200	20,213,954
Novartis AG (ADR)	882,357	75,750,348
Novo Nordisk A/S	1,017,926	48,669,006
Richter Gedeon Nyrt	442,060	10,985,307
Roche Holding AG	248,977	63,575,162
Sanofi	1,243,304	123,438,516
Takeda Pharmaceutical Co Ltd	945,100	52,198,484
		1,039,367,474
Total Common Stocks (cost $2,782,198,070)		3,676,687,500
Rights – 0.1%
Biotechnology – 0.1%
DYAX Corp*,¢ (cost $1,805,712)	1,626,768	3,985,582

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 1.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	51,402,695	$51,402,695
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	60,105,109	60,105,109
Total Investment Companies (cost $111,507,804)		111,507,804
Total Investments (total cost $2,917,090,586) – 101.7%		3,809,511,520
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(63,453,825)
Net Assets – 100%		$3,746,057,695

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,998,844,231	78.7%
United Kingdom	278,998,299	7.3
France	177,122,189	4.7
Switzerland	139,325,510	3.7
Japan	72,412,438	1.9
Germany	68,399,165	1.8
Denmark	48,669,006	1.3
Hungary	10,985,307	0.3
Canada	9,341,217	0.2
China	4,967,352	0.1
Netherlands	446,806	0.0

Total	$3,809,511,520	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Common Stocks – 0.6%
Biotechnology – 0.3%
Edge Therapeutics Inc*,◄	$—	$1,855,097	$ (1,313,602)	$	N/A
OvaScience Inc*	—	(24,026,363)	13,283,991		—
Total Biotechnology	$—	$(22,171,266)	$11,970,389		$—
Health Care Equipment & Supplies – 0.2%
Silk Road Medical Inc*,¢,§	—	—	—		9,826,943
Life Sciences Tools & Services – 0.1%
BridgeBio LLC (144A)*,¢,§	—	—	—		2,872,414
Total Common Stocks	$—	$(22,171,266)	$11,970,389		$12,699,357
Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 1.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº	793,228∆	—	—		51,402,695
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	398,228	—	—		60,105,109
Total Investment Companies	$1,191,456	$—	$—		$111,507,804
Total Affiliated Investments – 3.6%	$1,191,456	$(22,171,266)	$11,970,389		$124,207,161

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Life Sciences Fund

Schedule of Investments

September 30, 2017

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 0.6%
Biotechnology – 0.3%
Edge Therapeutics Inc*,◄	1,557,244	—	(398,071)	1,159,173
OvaScience Inc*	1,768,128	184,533	(1,952,661)	—
Health Care Equipment & Supplies – 0.2%
Silk Road Medical Inc*,¢,§	—	4,348,205	—	4,348,205
Life Sciences Tools & Services – 0.1%
BridgeBio LLC (144A)*,¢,§	—	2,974,745	—	2,974,745

Investment Companies – 3.0%
Investments Purchased with Cash Collateral from Securities Lending – 1.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº	276,859,906	721,730,690	(947,187,901)	51,402,695
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	43,187,889	756,771,366	(739,854,146)	60,105,109

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2017 is $11,415,292, which represents 0.3% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

◄	Company was no longer an affiliate as of September 30, 2017.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Acerta Pharma BV	5/11/15	$8,272,388	$23,007,586	0.6%
BridgeBio LLC	6/19/17	2,872,414	2,872,414	0.1
Odonate Therapeutics LLC	9/1/17	8,542,878	8,542,878	0.2
RPI INTERNATIONAL HOLDINGS LP	5/21/15	14,999,945	17,671,691	0.5
Silk Road Medical Inc	3/29/17	9,826,943	9,826,943	0.3
Solid Biosciences	3/29/17	177,328	177,328	0.0
Solid Biosciences Jr Preferred Units	11/2/15	7,093,170	7,367,510	0.2
Solid Biosciences Sr Preferred Units	3/29/17	886,650	886,650	0.0
Total		$52,671,716	$70,353,000	1.9%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$17,330,634	$-
Common Stocks	-	-	-
Biotechnology	1,284,909,343	-	57,653,643
Health Care Equipment & Supplies	610,175,049	-	9,826,943
Life Sciences Tools & Services	94,328,834	-	2,872,414
All Other	1,616,921,274	-	-
Rights	-	-	3,985,582
Investment Companies	-	111,507,804	-
Total Assets	$3,606,334,500	$128,838,438	$74,338,582

Level 3 Valuation Reconciliation of Assets
	Level 3 Value as of 9/30/16	Change in Unrealized Appreciation/ Depreciation(a)(b)	Gross Purchases	Gross Sales	Realized Gain/(Loss)	Transfers In and/or Out of Level 3	Value as of 9/30/17
Investments in Securities:
Common Stocks
Biotechnology	$39,108,150	$ 8,938,637	$ 9,606,856(c)	$ -	$ -	$ -	$57,653,643
Health Care Equipment & Supplies	-	-	9,826,943	-	-	-	9,826,943
Life Sciences Tools & Services	-	-	2,872,414	-	-	-	2,872,414
Rights
Biotechnology	1,805,712	2,179,870	-	-	-	-	3,985,582
Total	$40,913,862 40,913,862	$ 11,118,507	$22,306,213 $11,118,506	$- 8,455,402	$ -	$ -	$74,338,582 74,338,582

(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" and “Investments in affiliates” on the Statement of Operations.

(b) Represents the change in unrealized net appreciation/depreciation related to assets categorized as Level 3 held at September 30, 2017.

(c) All or a portion is the result of a corporate action.

14	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	3,685,304,359
Affiliated investments, at value(3)	124,207,161
Cash denominated in foreign currency(4)	30
Non-interested Trustees' deferred compensation	69,026
Receivables:
Investments sold	13,242,380
Foreign tax reclaims	2,944,987
Dividends	2,101,762
Fund shares sold	1,682,083
Interest	84,518
Dividends from affiliates	58,354
Other assets	112,855
Total Assets	3,829,807,515
Liabilities:
Due to custodian	522,041
Collateral for securities loaned (Note 2)	51,402,695
Payables:	—
Investments purchased	26,781,729
Advisory fees	2,020,571
Fund shares repurchased	1,882,947
Transfer agent fees and expenses	589,709
12b-1 Distribution and shareholder servicing fees	194,949
Non-interested Trustees' deferred compensation fees	69,026
Professional fees	50,526
Non-interested Trustees' fees and expenses	25,114
Fund administration fees	24,626
Custodian fees	9,753
Accrued expenses and other payables	176,134
Total Liabilities	83,749,820
Net Assets	$3,746,057,695

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,884,216,719
Undistributed net investment income/(loss)	1,585,442
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(32,235,024)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	892,490,558
Total Net Assets	$3,746,057,695
Net Assets - Class A Shares	$188,407,416
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,378,915
Net Asset Value Per Share(5)	$55.76
Maximum Offering Price Per Share(6)	$59.16
Net Assets - Class C Shares	$180,250,805
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,466,597
Net Asset Value Per Share(5)	$52.00
Net Assets - Class D Shares	$1,406,708,155
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,857,995
Net Asset Value Per Share	$56.59
Net Assets - Class I Shares	$629,650,157
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,113,660
Net Asset Value Per Share	$56.66
Net Assets - Class S Shares	$17,188,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	312,008
Net Asset Value Per Share	$55.09
Net Assets - Class T Shares	$1,323,852,657
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,475,713
Net Asset Value Per Share	$56.39

(1) Includes cost of $2,792,883,425.

(2) Includes $49,894,521 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $124,207,161.

(4) Includes cost of $30.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$40,893,027
Affiliated securities lending income, net	793,228
Interest	782,980
Dividends from affiliates	398,228
Other income	96
Foreign tax withheld	(1,758,572)
Total Investment Income	41,108,987
Expenses:
Advisory fees	22,260,783
12b-1Distribution and shareholder servicing fees:
Class A Shares	513,678
Class C Shares	1,690,556
Class S Shares	39,103
Transfer agent administrative fees and expenses:
Class D Shares	1,574,089
Class S Shares	39,103
Class T Shares	3,194,882
Transfer agent networking and omnibus fees:
Class A Shares	188,091
Class C Shares	204,703
Class I Shares	466,872
Other transfer agent fees and expenses:
Class A Shares	24,897
Class C Shares	21,627
Class D Shares	249,187
Class I Shares	21,117
Class S Shares	343
Class T Shares	13,963
Shareholder reports expense	409,243
Fund administration fees	312,189
Registration fees	111,113
Non-interested Trustees’ fees and expenses	106,488
Professional fees	104,161
Custodian fees	88,500
Other expenses	215,009
Total Expenses	31,849,697
Less: Excess Expense Reimbursement and Waivers	(110,530)
Net Expenses	31,739,167
Net Investment Income/(Loss)	9,369,820
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	49,983,960
Investments in affiliates	(22,171,266)
Total Net Realized Gain/(Loss) on Investments	27,812,694
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	405,599,775
Investments in affiliates	11,970,389
Total Change in Unrealized Net Appreciation/Depreciation	417,570,164
Net Increase/(Decrease) in Net Assets Resulting from Operations	$454,752,678

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Life Sciences Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$9,369,820	$8,085,337
Net realized gain/(loss) on investments	27,812,694	12,867,237
Change in unrealized net appreciation/depreciation	417,570,164	(51,264,162)
Net Increase/(Decrease) in Net Assets Resulting from Operations	454,752,678	(30,311,588)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(150,513)	(903,223)
Class D Shares	(3,587,816)	(4,901,426)
Class I Shares	(1,388,494)	(1,637,492)
Class S Shares	(2,193)	(23,480)
Class T Shares	(2,141,975)	(4,518,344)
Total Dividends from Net Investment Income	(7,270,991)	(11,983,965)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(2,346,243)	(30,440,671)
Class C Shares	(1,713,509)	(20,408,265)
Class D Shares	(11,588,930)	(135,732,987)
Class I Shares	(3,613,450)	(35,657,141)
Class S Shares	(134,514)	(1,229,229)
Class T Shares	(11,652,734)	(158,859,444)
Total Distributions from Net Realized Gain from Investment Transactions	(31,049,380)	(382,327,737)
Net Decrease from Dividends and Distributions to Shareholders	(38,320,371)	(394,311,702)
Capital Share Transactions:
Class A Shares	(125,477,740)	(22,911,975)
Class C Shares	(40,031,742)	9,235,775
Class D Shares	(186,564,252)	(18,996,491)
Class I Shares	141,693,093	(29,720,236)
Class S Shares	(1,054,233)	4,722,293
Class T Shares	(292,602,440)	(298,775,156)
Net Increase/(Decrease) from Capital Share Transactions	(504,037,314)	(356,445,790)
Net Increase/(Decrease) in Net Assets	(87,605,007)	(781,069,080)
Net Assets:
Beginning of period	3,833,662,702	4,614,731,782
End of period	$3,746,057,695	$3,833,662,702

Undistributed Net Investment Income/(Loss)	$1,585,442	$(7,062,450)

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$49.16	$53.74	$52.09		$42.09	$30.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.05(1)	(0.14)(1)		(0.12)(1)	0.09
Net realized and unrealized gain/(loss)	7.01	0.11(2)	7.19		13.56	12.19
Total from Investment Operations	7.06	0.16	7.05		13.44	12.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.14)	—		—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)		(3.44)	(1.13)
Total Dividends and Distributions	(0.46)	(4.74)	(5.40)		(3.44)	(1.13)
Net Asset Value, End of Period	$55.76	$49.16	$53.74		$52.09	$42.09
Total Return*	14.58%	(0.07)%	14.00%		34.20%	41.11%
Net Assets, End of Period (in thousands)	$188,407	$297,151	$353,880		$75,566	$12,847
Average Net Assets for the Period (in thousands)	$206,577	$324,567	$239,781		$36,354	$6,325
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.04%	1.04%		1.03%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.04%	1.04%		1.03%	1.04%
Ratio of Net Investment Income/(Loss)	0.10%	0.10%	(0.23)%		(0.25)%	(0.45)%
Portfolio Turnover Rate	38%	41%	47%		52%	47%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.18	$51.00	$50.02	$40.85	$30.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.27)(1)	(0.32)(1)	(0.54)(1)	(0.47)(1)	0.34
Net realized and unrealized gain/(loss)	6.52	0.10(2)	6.92	13.08	11.34
Total from Investment Operations	6.25	(0.22)	6.38	12.61	11.68
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$52.00	$46.18	$51.00	$50.02	$40.85
Total Return*	13.76%	(0.86)%	13.18%	33.13%	39.97%
Net Assets, End of Period (in thousands)	$180,251	$201,539	$215,417	$41,251	$6,686
Average Net Assets for the Period (in thousands)	$175,301	$210,680	$131,989	$19,533	$2,021
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.84%	1.76%	1.80%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.84%	1.76%	1.80%	1.83%
Ratio of Net Investment Income/(Loss)	(0.59)%	(0.69)%	(0.96)%	(1.04)%	(1.31)%
Portfolio Turnover Rate	38%	41%	47%	52%	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$49.90	$54.41	$52.58	$42.39	$31.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.15(1)	(0.04)(1)	0.02(1)	0.06
Net realized and unrealized gain/(loss)	7.07	0.11(2)	7.27	13.61	12.36
Total from Investment Operations	7.25	0.26	7.23	13.63	12.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.17)	—	—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.56)	(4.77)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$56.59	$49.90	$54.41	$52.58	$42.39
Total Return*	14.81%	0.12%	14.24%	34.41%	41.36%
Net Assets, End of Period (in thousands)	$1,406,708	$1,434,021	$1,601,161	$1,243,470	$846,769
Average Net Assets for the Period (in thousands)	$1,315,724	$1,501,230	$1,635,538	$1,052,112	$664,124
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.84%	0.85%	0.84%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.84%	0.85%	0.84%	0.87%
Ratio of Net Investment Income/(Loss)	0.36%	0.30%	(0.07)%	0.03%	(0.24)%
Portfolio Turnover Rate	38%	41%	47%	52%	47%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$49.96	$54.48	$52.66	$42.41	$31.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.17(1)	0.01(1)	(0.04)(1)	0.10
Net realized and unrealized gain/(loss)	7.08	0.12(2)	7.21	13.73	12.35
Total from Investment Operations	7.30	0.29	7.22	13.69	12.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.21)	—	—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.60)	(4.81)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$56.66	$49.96	$54.48	$52.66	$42.41
Total Return*	14.90%	0.19%	14.19%	34.55%	41.47%
Net Assets, End of Period (in thousands)	$629,650	$415,083	$481,253	$255,398	$18,712
Average Net Assets for the Period (in thousands)	$493,309	$409,682	$413,993	$104,365	$10,670
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.78%	0.78%	0.77%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.78%	0.78%	0.77%	0.77%
Ratio of Net Investment Income/(Loss)	0.43%	0.34%	0.01%	(0.08)%	(0.17)%
Portfolio Turnover Rate	38%	41%	47%	52%	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$48.62	$53.23	$51.68	$41.85	$30.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	(0.01)(1)	(0.21)(1)	(0.13)(1)	0.28
Net realized and unrealized gain/(loss)	6.90	0.09(2)	7.16	13.40	11.88
Total from Investment Operations	6.91	0.08	6.95	13.27	12.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.09)	—	—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.44)	(4.69)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$55.09	$48.62	$53.23	$51.68	$41.85
Total Return*	14.43%	(0.23)%	13.92%	33.97%	40.88%
Net Assets, End of Period (in thousands)	$17,189	$16,223	$12,882	$6,146	$9,021
Average Net Assets for the Period (in thousands)	$15,685	$15,038	$10,085	$11,077	$2,122
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.19%	1.21%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.18%	1.15%	1.16%	1.20%
Ratio of Net Investment Income/(Loss)	0.02%	(0.02)%	(0.36)%	(0.27)%	(0.89)%
Portfolio Turnover Rate	38%	41%	47%	52%	47%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$49.71	$54.23	$52.47	$42.34	$31.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.10(1)	(0.09)(1)	(0.04)(1)	0.03
Net realized and unrealized gain/(loss)	7.06	0.11(2)	7.25	13.61	12.35
Total from Investment Operations	7.19	0.21	7.16	13.57	12.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.13)	—	—	—
Distributions (from capital gains)	(0.43)	(4.60)	(5.40)	(3.44)	(1.13)
Total Dividends and Distributions	(0.51)	(4.73)	(5.40)	(3.44)	(1.13)
Net Asset Value, End of Period	$56.39	$49.71	$54.23	$52.47	$42.34
Total Return*	14.71%	0.04%	14.12%	34.31%	41.24%
Net Assets, End of Period (in thousands)	$1,323,853	$1,469,645	$1,950,138	$1,000,993	$485,819
Average Net Assets for the Period (in thousands)	$1,282,363	$1,653,993	$1,741,793	$723,035	$328,041
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.94%	0.95%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.93%	0.95%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	0.26%	0.20%	(0.15)%	(0.08)%	(0.32)%
Portfolio Turnover Rate	38%	41%	47%	52%	47%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Life Sciences Fund (formerly named Janus Global Life Sciences Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC ("Janus Capital") or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

22	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs used by the Global Pricing Committee in determining the fair value measurement. In addition, the table provides a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs as well as any interrelationships between those unobservable inputs.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	23

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

Asset	Fair Value at September 30, 2017	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used	Impact to Valuation from an Increase in Input
Common Stock Biotechnology	$ 23,007,586	Probability Weighted Discounted Cash Flow	Probability weighting	45%-50%	50%	Increase
	$ 17,671,691	NAV Statement	NAV	N/A	NAV	Increase
All other assets	$ 33,659,305

All other assets categorized as Level 3 in the hierarchy have been fair valued as follows: 1) based on recent transactions; 2) at cost; 3) based on financial information.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

24	SEPTEMBER 30, 2017

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

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Notes to Financial Statements

levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in

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Notes to Financial Statements

U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$49,894,521	$—	$(49,894,521)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a

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Notes to Financial Statements

fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $49,894,521 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2017 is $51,402,695, resulting in the net amount due to the counterparty of $1,508,174.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

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Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent

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conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $83,811.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $2,972 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $31,454.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $6,132,010 in purchases and $18,811,802 in sales, resulting in a net realized gain of $4,497,354. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustmentsThe Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 11,410,875	$ 5,403,292	$ -	$ -	$ -	$ 527	$845,026,282

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Janus Henderson Global Life Sciences Fund

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,964,485,238	$938,815,124	$(93,788,842)	$ 845,026,282

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,270,991	$ 31,049,380	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 134,128,846	$ 260,182,856	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 6,549,063	$ (6,549,063)

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5. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,223,474	$ 61,782,414	2,534,096	$ 125,019,055
Reinvested dividends and distributions	49,156	2,207,576	549,836	28,217,574
Shares repurchased	(3,938,663)	(189,467,730)	(3,623,995)	(176,148,604)
Net Increase/(Decrease)	(2,666,033)	$(125,477,740)	(540,063)	$ (22,911,975)
Class C Shares:
Shares sold	713,996	$ 33,245,630	1,251,450	$ 58,996,343
Reinvested dividends and distributions	33,393	1,406,497	340,175	16,501,876
Shares repurchased	(1,644,949)	(74,683,869)	(1,450,980)	(66,262,444)
Net Increase/(Decrease)	(897,560)	$ (40,031,742)	140,645	$ 9,235,775
Class D Shares:
Shares sold	1,791,438	$ 90,588,885	2,551,079	$ 128,136,926
Reinvested dividends and distributions	326,309	14,850,306	2,656,240	138,151,026
Shares repurchased	(5,998,941)	(292,003,443)	(5,896,121)	(285,284,443)
Net Increase/(Decrease)	(3,881,194)	$(186,564,252)	(688,802)	$ (18,996,491)
Class I Shares:
Shares sold	6,820,475	$ 339,222,249	5,015,513	$ 248,482,846
Reinvested dividends and distributions	85,238	3,881,731	595,592	31,000,568
Shares repurchased	(4,099,988)	(201,410,887)	(6,136,073)	(309,203,650)
Net Increase/(Decrease)	2,805,725	$ 141,693,093	(524,968)	$ (29,720,236)
Class S Shares:
Shares sold	104,919	$ 5,168,613	261,821	$ 12,855,512
Reinvested dividends and distributions	3,078	136,707	24,655	1,252,709
Shares repurchased	(129,672)	(6,359,553)	(194,816)	(9,385,928)
Net Increase/(Decrease)	(21,675)	$ (1,054,233)	91,660	$ 4,722,293
Class T Shares:
Shares sold	3,843,118	$ 193,760,531	7,503,845	$ 376,914,054
Reinvested dividends and distributions	297,307	13,491,786	3,093,207	160,382,807
Shares repurchased	(10,228,886)	(499,854,757)	(16,990,269)	(836,072,017)
Net Increase/(Decrease)	(6,088,461)	$(292,602,440)	(6,393,217)	$(298,775,156)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,298,126,910	$1,829,457,605	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Notes to Financial Statements

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Life Sciences Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Life Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Global Life Sciences Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free)(or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	55

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	59

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

Janus Investment Fund	61

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Life Sciences Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
3,206,556,549.723	1,296,933,925.413	80,718,709.100	86,757,518.656	459,623,162.130	1,924,033,315.299

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
40.446	2.517	2.706	14.334	60.003	67.407	4.195	4.509	23.889	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
3,206,556,549.723	1,200,487,035.088	163,310,165.487	100,612,858.634	459,623,256.090	1,924,033,315.299

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
37.439	5.093	3.138	14.334	60.003	62.394	8.488	5.229	23.889	100.000

Janus Investment Fund	63

Janus Henderson Global Life Sciences Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$31,049,380
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	65

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	67

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	69

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	71

Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Andrew Acker 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Life Sciences Fund	5/07-Present	Vice President and Analyst of Janus Capital, and Portfolio Manager for other Janus accounts.
Ethan Lovell 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Life Sciences Fund	1/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Janus Henderson Global Life Sciences Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93043 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Global Real Estate Fund (formerly named Janus Global Real Estate Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Real Estate Fund

Janus Henderson Global Real Estate Fund (unaudited)

FUND SNAPSHOT

A global equity fund that seeks to provide investors total returns – both capital appreciation and current income – associated with global real estate growth and development. The Fund seeks to own a portfolio of the most compelling real estate equities listed on regulated exchanges throughout the world. These companies will derive the main part of their revenue from the ownership, management and/or development of real estate. Our strategy is long only with the objective of producing strong relative performance while providing genuine exposure to global real estate fundamentals and managing risk by being benchmark aware.

Tim Gibson co-portfolio manager	Guy Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Global Real Estate Fund’s Class I Shares returned 8.39% over the 1-year reporting period ended September 30, 2017. The Fund’s benchmark, the FTSE EPRA/NAREIT Global Index, returned 4.44%.

INVESTMENT ENVIRONMENT

Global equity markets performed strongly over the period, with investor sentiment shifting toward growth and reflation, given improving economic data and a pickup in inflation expectations. Donald Trump’s surprise election victory in November initially exacerbated these trends, driven by expectations for fiscal spending and tax cuts. Positive economic data was not confined to the U.S., with improving business and consumer confidence also prevalent in both Europe and Japan. Central bank policy however saw divergence, with further hikes from the Fed, while in the UK, Europe and Japan, supportive monetary programs were reinforced.

Although physical property markets have remained robust, with investor allocations to the sector increasing, property equities made little real progress at a global level. Global property equity markets rose during the reporting period, but lagged the broader global equity market. We saw significant variations at a country and sector level. U.S. REITs underperformed over the period, with retail names particularly weak given deteriorating sales trends and an acceleration in the pace of closures from department stores. Despite heavily negative sentiment, results demonstrated ongoing resilience of higher quality malls, with positive releasing spreads driving healthy earnings growth. Conversely, industrial and data center companies made strong gains, as they benefit from the growth of ecommerce and cloud computing. Property stocks in Asia Pacific rose, driven by a near 70% rise in China and strong returns in India, Singapore, and Hong Kong, where fundamentals improved and transactional evidence showed further value gains. This was partly offset by weakness from Japan as the rates trade reversed. In Europe, property equities rose strongly boosted by strong performance from both German residential and commercial landlords. Spanish stocks also advanced, with an economic recovery driving both rents and asset values higher. UK stocks also made a positive contribution over the period despite negative political sentiment, as transactional evidence from the direct market continued to highlight on-going resilience post the Brexit referendum further highlighting a disconnect between direct market pricing and the valuation of listed company shares.

PERFORMANCE DISCUSSION

The Fund outperformed its index over the period, with strong stock selection driving performance and more than offsetting the detrimental impact of an underweight country stance in China and Hong Kong.

Key stock picks, such as German commercial landlord Aroundtown and Berlin residential landlord ADO made significant contributions following an acceleration in rental growth in their markets. A focus on data center owners also contributed to performance, particularly our holding in Interxion, where reported results have continued to highlight the strong growth prospects of the sector. Industrial exposure through Global Logistic Properties and Terreno Realty also added value. Conversely, Kennedy-Wilson Holdings detracted following the announced take out of its European vehicle Kennedy-Wilson Europe (which was held and benefited the Fund). Mall owners in the U.S., Simon Property and GGP, also detracted.

Janus Investment Fund	1

Janus Henderson Global Real Estate Fund (unaudited)

Following the change of manager on June 5, portfolio turnover was elevated, reflecting the change in investment approach. Changes implemented over the period have seen the number of holdings in the Fund reduced from 75 to 61 currently. We sought to minimize changes where possible to avoid unnecessary disruption for clients or taxation impact and are pleased that performance was positive during the transition. Changes made saw reduced exposure to North America, with proceeds added to Asia and Europe, given our view of underlying real estate fundamentals and the potential for growth in the years ahead. We also sought greater exposure to core income producing real estate ownership businesses, particularly in areas exposed to structural tailwinds such as logistics and data centers. Conversely, we reduced exposure to operating businesses that do not offer the same predictable cash flow characteristics.

While the majority of the repositioning has now taken place we would expect to see further portfolio concentration in the months ahead, managing the Fund with a target portfolio range of 50 to 60 names.

DERIVATIVES USED

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Looking ahead, we still expect investor demand for physical real estate, a real asset with what many view as an attractive and growing income stream, to remain robust. While we are likely to see further rises in interest rates and bond yields as quantitative easing is tapered and eventually reversed, the current spread between property and bond yields remains wider than historical averages, providing a buffer. An improving economic backdrop should also benefit landlords, through the ability to increase rents, particularly in those markets where new construction has been limited. Additionally, while we are getting later in the property cycle in some parts of the world, there remain countries, cities and sectors, where trends look set for further improvement which we can target.

We will continue to play to our strengths, addressing macro risks and focusing on bottom-up stock selection to drive returns through a concentrated, high conviction portfolio. We have increasingly targeted those markets, sectors and companies, capable of growing income and dividends, even in a lower growth environment. In addition, as market-wide growth slows, we place greater emphasis on quality assets and management teams; in our experience the value of these factors always comes to the fore.

Thank you for your continued investment in Janus Henderson Global Real Estate Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Aroundtown SA	1.76%	Simon Property Group Inc	-0.67%
	InterXion Holding NV	0.70%	Kennedy-Wilson Holdings Inc	-0.59%
	ADO Properties SA	0.56%	GGP Inc	-0.36%
	Global Logistic Properties Ltd	0.51%	Physicians Realty Trust	-0.35%
	Terreno Realty Corp	0.47%	Invincible Investment Corp	-0.27%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA/NAREIT Global Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	3.43%	85.54%	99.52%
	Financials	0.58%	2.93%	0.00%
	Information Technology	0.57%	2.30%	0.00%
	Other**	0.22%	4.08%	0.03%
	Utilities	0.17%	0.55%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA/NAREIT Global Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.23%	0.63%	0.14%
	Consumer Discretionary	-0.21%	2.96%	0.29%
	Materials	0.02%	0.05%	0.00%
	Energy	0.03%	0.65%	0.00%
	Industrials	0.07%	0.31%	0.02%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Aroundtown SA
Real Estate Management & Development	5.3%
Simon Property Group Inc
Equity Real Estate Investment Trusts (REITs)	4.1%
Sun Hung Kai Properties Ltd
Real Estate Management & Development	4.1%
China Resources Land Ltd
Real Estate Management & Development	3.3%
Equity Residential
Equity Real Estate Investment Trusts (REITs)	3.2%
20.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	1.7%
Other	0.2%
100.0%

Emerging markets comprised 7.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017				per the January 27, 2017 prospectuses
	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	8.16%	7.73%	4.93%	1.26%
Class A Shares at MOP	1.97%	6.45%	4.30%
Class C Shares at NAV	7.34%	6.94%	4.22%	2.03%
Class C Shares at CDSC	6.34%	6.94%	4.22%
Class D Shares(1)	8.26%	7.92%	4.14%	1.08%
Class I Shares	8.39%	8.03%	5.20%	0.98%
Class S Shares	7.95%	7.59%	4.79%	1.40%
Class T Shares	8.29%	7.87%	4.50%	1.14%
FTSE EPRA/NAREIT Global Index	4.44%	7.57%	3.26%
Morningstar Quartile - Class I Shares	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	28/245	26/185	4/143

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Janus Investment Fund	5

Janus Henderson Global Real Estate Fund (unaudited)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective 6/5/17, Guy Barnard and Tim Gibson are Co-Portfolio Managers of the Fund.

*The Predecessor Fund’s inception date – November 28, 2007

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,084.70	$5.59	$1,000.00	$1,019.70	$5.42	1.07%
Class C Shares	$1,000.00	$1,080.80	$9.70	$1,000.00	$1,015.74	$9.40	1.86%
Class D Shares	$1,000.00	$1,084.60	$4.91	$1,000.00	$1,020.36	$4.76	0.94%
Class I Shares	$1,000.00	$1,085.00	$4.39	$1,000.00	$1,020.86	$4.26	0.84%
Class S Shares	$1,000.00	$1,083.70	$6.74	$1,000.00	$1,018.60	$6.53	1.29%
Class T Shares	$1,000.00	$1,085.00	$5.23	$1,000.00	$1,020.05	$5.06	1.00%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 98.1%
Capital Markets – 1.5%
Brookfield Asset Management Inc	77,275	$3,191,458
Equity Real Estate Investment Trusts (REITs) – 62.2%
Activia Properties Inc	422	1,751,613
Alexandria Real Estate Equities Inc	53,549	6,370,725
American Campus Communities Inc	97,639	4,310,762
American Tower Corp	22,440	3,067,099
Concentradora Fibra Hotelera Mexicana SA de CV	2,184,000	1,686,690
Cousins Properties Inc	397,899	3,716,377
DCT Industrial Trust Inc	60,721	3,516,960
Equinix Inc	6,517	2,908,537
Equity LifeStyle Properties Inc	33,151	2,820,487
Equity Residential	104,718	6,904,058
Federal Realty Investment Trust	26,429	3,282,746
Gecina SA	21,500	3,486,061
GGP Inc	149,421	3,103,474
Goodman Group	670,155	4,330,430
Gramercy Property Trust	88,282	2,670,531
Great Portland Estates PLC	147,982	1,211,407
Green REIT plc	1,159,734	2,065,447
Healthcare Realty Trust Inc	117,716	3,806,935
Hudson Pacific Properties Inc	95,247	3,193,632
Invincible Investment Corp	5,586	2,306,192
Land Securities Group PLC	128,152	1,668,905
LTC Properties Inc	59,236	2,782,907
Mapletree Commercial Trust	1,883,300	2,110,918
Mapletree Greater China Commercial Trust	2,852,900	2,429,835
Merlin Properties Socimi SA	314,000	4,349,102
MGM Growth Properties LLC	213,892	6,461,677
Mirvac Group	1,895,614	3,404,191
Nippon Prologis REIT Inc	844	1,778,619
Physicians Realty Trust	272,274	4,827,418
Prologis Property Mexico SA de CV	507,536	1,008,632
Public Storage	30,033	6,426,762
Pure Industrial Real Estate Trust	602,234	3,070,061
Safestore Holdings PLC	305,000	1,784,527
Segro PLC	504,974	3,626,384
Simon Property Group Inc	55,169	8,882,761
Starwood Waypoint Homes	124,282	4,520,136
Terreno Realty Corp	93,826	3,394,625
UDR Inc	119,315	4,537,550
Unibail-Rodamco SE	5,953	1,447,498
		135,022,671
Household Durables – 0.8%
New Home Co Inc*	161,431	1,801,570
Information Technology Services – 1.4%
InterXion Holding NV*	56,971	2,901,533
Internet Software & Services – 1.5%
NEXTDC Ltd*	931,203	3,183,900
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	130,827	8,404
Real Estate Management & Development – 30.7%
ADO Properties SA	105,900	5,233,237
Aroundtown SA	1,625,000	11,553,046
Ayala Land Inc	2,672,200	2,288,698
Castellum AB	175,000	2,746,868
China Resources Land Ltd	2,350,000	7,190,224
City Developments Ltd	576,700	4,818,237
Cyrela Commercial Properties SA Empreendimentos e Participacoes	30,197	74,379
Daiwa House Industry Co Ltd	67,300	2,323,887

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Hang Lung Properties Ltd	1,903,000	$4,516,741
Helical PLC	400,000	1,610,440
Hulic Co Ltd	305,700	2,996,952
Kerry Properties Ltd	641,000	2,654,661
Mitsui Fudosan Co Ltd	128,700	2,791,112
Phoenix Mills Ltd	295,281	2,264,367
Prestige Estates Projects Ltd	500,568	2,094,242
Sun Hung Kai Properties Ltd	545,750	8,866,088
Tricon Capital Group Inc	332,028	2,695,931
		66,719,110
Total Common Stocks (cost $193,380,073)		212,828,646
Investment Companies – 1.7%
Money Markets – 1.7%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $3,743,452)	3,743,452	3,743,452
Total Investments (total cost $197,123,525) – 99.8%		216,572,098
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		524,514
Net Assets – 100%		$217,096,612

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$97,059,585	44.8%
Germany	16,786,283	7.8
Hong Kong	16,037,490	7.4
Japan	13,948,375	6.4
Australia	10,918,521	5.0
United Kingdom	9,901,663	4.6
Singapore	9,358,990	4.3
Canada	8,957,450	4.1
China	7,190,224	3.3
France	4,933,559	2.3
India	4,358,609	2.0
Spain	4,349,102	2.0
Netherlands	2,901,533	1.3
Sweden	2,746,868	1.3
Mexico	2,695,322	1.3
Philippines	2,288,698	1.1
Ireland	2,065,447	1.0
Brazil	74,379	0.0

Total	$216,572,098	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2017

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended September 30, 2017. Unless otherwise indicated, all information in the table is for the year ended September 30, 2017.

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$141,518∆	$—	$—	$—
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	15,597	—	—	—
Total Affiliated Investments – 0.0%	$157,115	$—	$—	$—

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	13,569,534	39,409,524	(52,979,058)	—
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	8,884,611	47,156,226	(56,040,837)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Schedule of Investments

September 30, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$117,314
Written options contracts	526,268

Total	$643,582

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$ (41,179)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Purchased options contracts, call	$ 64,859
Written options contracts, call	10,677
Written options contracts, put	32,638

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Real Estate Fund

Notes to Schedule of Investments and Other Information

FTSE EPRA/NAREIT Global Index

FTSE EPRA/NAREIT Global Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian and South American real estate markets including both developed and emerging markets.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$10,243	$8,404	0.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$-	$-	$8,404
All Other	212,820,242	-	-
Investment Companies	3,743,452	-	-
Total Assets	$216,563,694	$-	$8,404

12	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	216,572,098
Cash	277,201
Cash denominated in foreign currency(2)	87,023
Non-interested Trustees' deferred compensation	4,004
Receivables:
Dividends	678,444
Fund shares sold	140,910
Foreign tax reclaims	18,531
Investments sold	571
Other assets	5,944
Total Assets	217,784,726
Liabilities:
Payables:	—
Fund shares repurchased	354,747
Advisory fees	123,655
Dividends	64,898
Professional fees	38,875
Transfer agent fees and expenses	37,624
Investments purchased	35,256
12b-1 Distribution and shareholder servicing fees	7,090
Custodian fees	4,479
Non-interested Trustees' deferred compensation fees	4,004
Non-interested Trustees' fees and expenses	1,503
Fund administration fees	1,449
Accrued expenses and other payables	14,534
Total Liabilities	688,114
Net Assets	$217,096,612

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$202,057,708
Undistributed net investment income/(loss)	(1,841,656)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,569,801)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	19,450,361
Total Net Assets	$217,096,612
Net Assets - Class A Shares	$4,675,029
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	414,570
Net Asset Value Per Share(3)	$11.28
Maximum Offering Price Per Share(4)	$11.97
Net Assets - Class C Shares	$6,431,803
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	577,616
Net Asset Value Per Share(3)	$11.14
Net Assets - Class D Shares	$35,329,938
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,113,217
Net Asset Value Per Share	$11.35
Net Assets - Class I Shares	$114,658,459
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,116,188
Net Asset Value Per Share	$11.33
Net Assets - Class S Shares	$2,662,146
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	236,507
Net Asset Value Per Share	$11.26
Net Assets - Class T Shares	$53,339,237
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,704,867
Net Asset Value Per Share	$11.34

(1) Includes cost of $197,123,525.

(2) Includes cost of $87,023.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$6,401,376
Affiliated securities lending income, net	141,518
Interest	18,772
Interest proceeds from short sales	17,498
Dividends from affiliates	15,597
Other income	12,141
Foreign tax withheld	(282,610)
Total Investment Income	6,324,292
Expenses:
Advisory fees	1,433,648
12b-1Distribution and shareholder servicing fees:
Class A Shares	19,555
Class C Shares	61,913
Class S Shares	7,044
Transfer agent administrative fees and expenses:
Class D Shares	43,330
Class S Shares	7,291
Class T Shares	138,650
Transfer agent networking and omnibus fees:
Class A Shares	7,329
Class C Shares	8,417
Class I Shares	90,813
Other transfer agent fees and expenses:
Class A Shares	1,087
Class C Shares	841
Class D Shares	12,850
Class I Shares	5,248
Class S Shares	696
Class T Shares	974
Registration fees	81,705
Professional fees	58,505
Short sales dividends expense	47,391
Shareholder reports expense	42,554
Custodian fees	22,963
Fund administration fees	19,690
Short sale fees and expenses	10,224
Non-interested Trustees’ fees and expenses	6,555
Other expenses	22,221
Total Expenses	2,151,494
Less: Excess Expense Reimbursement and Waivers	(1,381)
Net Expenses	2,150,113
Net Investment Income/(Loss)	4,174,179

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Real Estate Fund

Statement of Operations

For the year ended September 30, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$2,282,124
Purchased options contracts	117,314
Short sales	(804,241)
Written options contracts	526,268
Total Net Realized Gain/(Loss) on Investments	2,121,465
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,256,533
Short sales	426,733
Written options contracts	(41,179)
Total Change in Unrealized Net Appreciation/Depreciation	9,642,087
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,937,731

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$4,174,179	$5,224,206
Net realized gain/(loss) on investments	2,121,465	5,868,917
Change in unrealized net appreciation/depreciation	9,642,087	17,130,369
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,937,731	28,223,492
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(311,854)	(637,145)
Class C Shares	(173,536)	(214,124)
Class D Shares	(1,244,181)	(1,311,101)
Class I Shares	(3,943,117)	(3,770,672)
Class S Shares	(95,171)	(101,053)
Class T Shares	(1,944,748)	(2,654,370)
Total Dividends from Net Investment Income	(7,712,607)	(8,688,465)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(120,460)	(779,398)
Class C Shares	(69,630)	(309,102)
Class D Shares	(370,905)	(1,374,041)
Class I Shares	(1,130,403)	(3,701,898)
Class S Shares	(32,574)	(113,917)
Class T Shares	(612,128)	(2,959,401)
Total Distributions from Net Realized Gain from Investment Transactions	(2,336,100)	(9,237,757)
Net Decrease from Dividends and Distributions to Shareholders	(10,048,707)	(17,926,222)
Capital Share Transactions:
Class A Shares	(8,010,742)	(15,778,811)
Class C Shares	(1,042,061)	(1,349,944)
Class D Shares	(4,957,932)	(1,904,280)
Class I Shares	(7,080,240)	4,397,711
Class S Shares	(800,851)	296,373
Class T Shares	(15,415,270)	(14,094,223)
Net Increase/(Decrease) from Capital Share Transactions	(37,307,096)	(28,433,174)
Net Increase/(Decrease) in Net Assets	(31,418,072)	(18,135,904)
Net Assets:
Beginning of period	248,514,684	266,650,588
End of period	$217,096,612	$248,514,684

Undistributed Net Investment Income/(Loss)	$(1,841,656)	$(2,823,218)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$10.88	$10.45	$10.96		$10.46	$9.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(1)	0.20(1)	0.19(1)		0.18(1)	0.25
Net realized and unrealized gain/(loss)	0.65	0.95	(0.31)		0.99	0.64
Total from Investment Operations	0.84	1.15	(0.12)		1.17	0.89
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.34)	(0.22)		(0.20)	(0.34)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)		(0.47)	—
Total Dividends and Distributions	(0.44)	(0.72)	(0.39)		(0.67)	(0.34)
Net Asset Value, End of Period	$11.28	$10.88	$10.45		$10.96	$10.46
Total Return*	8.16%	11.55%	(1.27)%		11.84%	9.04%
Net Assets, End of Period (in thousands)	$4,675	$12,752	$27,980		$20,441	$13,178
Average Net Assets for the Period (in thousands)	$7,879	$19,176	$25,808		$16,004	$11,812
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.26%	1.27%		1.32%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.26%	1.27%		1.32%	1.26%
Ratio of Net Investment Income/(Loss)	1.77%	1.91%	1.66%		1.65%	1.61%
Portfolio Turnover Rate	72%	18%	22%		24%	32%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.77	$10.36	$10.88	$10.40	$9.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.12(1)	0.09(1)	0.09(1)	0.18
Net realized and unrealized gain/(loss)	0.64	0.94	(0.30)	1.01	0.61
Total from Investment Operations	0.75	1.06	(0.21)	1.10	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.27)	(0.14)	(0.15)	(0.24)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.38)	(0.65)	(0.31)	(0.62)	(0.24)
Net Asset Value, End of Period	$11.14	$10.77	$10.36	$10.88	$10.40
Total Return*	7.34%	10.69%	(2.03)%	11.14%	8.11%
Net Assets, End of Period (in thousands)	$6,432	$7,299	$8,393	$7,518	$6,162
Average Net Assets for the Period (in thousands)	$6,520	$8,033	$9,177	$6,936	$5,387
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.88%	1.99%	2.02%	2.08%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.88%	1.99%	2.02%	2.08%	2.00%
Ratio of Net Investment Income/(Loss)	1.01%	1.15%	0.83%	0.85%	0.90%
Portfolio Turnover Rate	72%	18%	22%	24%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.97	$10.53	$11.04	$10.52	$9.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.22(1)	0.19(1)	0.20(1)	0.25
Net realized and unrealized gain/(loss)	0.66	0.96	(0.30)	1.01	0.65
Total from Investment Operations	0.86	1.18	(0.11)	1.21	0.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.36)	(0.23)	(0.22)	(0.37)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.48)	(0.74)	(0.40)	(0.69)	(0.37)
Net Asset Value, End of Period	$11.35	$10.97	$10.53	$11.04	$10.52
Total Return*	8.26%	11.78%	(1.17)%	12.15%	9.11%
Net Assets, End of Period (in thousands)	$35,330	$39,123	$39,506	$44,443	$38,341
Average Net Assets for the Period (in thousands)	$36,226	$38,712	$45,814	$37,602	$44,646
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.08%	1.13%	1.15%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.08%	1.13%	1.12%	1.05%
Ratio of Net Investment Income/(Loss)	1.87%	2.07%	1.68%	1.79%	1.79%
Portfolio Turnover Rate	72%	18%	22%	24%	32%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.95	$10.52	$11.03	$10.51	$9.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.23(1)	0.21(1)	0.21(1)	0.23
Net realized and unrealized gain/(loss)	0.65	0.95	(0.31)	1.01	0.68
Total from Investment Operations	0.87	1.18	(0.10)	1.22	0.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.37)	(0.24)	(0.23)	(0.38)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.49)	(0.75)	(0.41)	(0.70)	(0.38)
Net Asset Value, End of Period	$11.33	$10.95	$10.52	$11.03	$10.51
Total Return*	8.39%	11.83%	(1.06)%	12.28%	9.27%
Net Assets, End of Period (in thousands)	$114,658	$118,357	$108,004	$82,915	$45,983
Average Net Assets for the Period (in thousands)	$110,825	$110,544	$124,109	$61,878	$39,107
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.98%	1.02%	1.01%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.98%	1.02%	1.01%	0.96%
Ratio of Net Investment Income/(Loss)	2.00%	2.16%	1.87%	1.95%	1.96%
Portfolio Turnover Rate	72%	18%	22%	24%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Real Estate Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.88	$10.46	$10.97	$10.47	$9.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.19(1)	0.16(1)	0.16(1)	0.23
Net realized and unrealized gain/(loss)	0.65	0.94	(0.30)	1.01	0.64
Total from Investment Operations	0.82	1.13	(0.14)	1.17	0.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.33)	(0.20)	(0.20)	(0.33)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.44)	(0.71)	(0.37)	(0.67)	(0.33)
Net Asset Value, End of Period	$11.26	$10.88	$10.46	$10.97	$10.47
Total Return*	7.95%	11.35%	(1.42)%	11.75%	8.89%
Net Assets, End of Period (in thousands)	$2,662	$3,395	$2,953	$2,112	$1,317
Average Net Assets for the Period (in thousands)	$2,928	$3,273	$2,856	$1,701	$1,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.39%	1.44%	1.45%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.39%	1.44%	1.45%	1.38%
Ratio of Net Investment Income/(Loss)	1.56%	1.81%	1.45%	1.49%	1.58%
Portfolio Turnover Rate	72%	18%	22%	24%	32%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.95	$10.52	$11.03	$10.52	$9.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.21(1)	0.20(1)	0.20(1)	0.25
Net realized and unrealized gain/(loss)	0.66	0.96	(0.31)	1.00	0.65
Total from Investment Operations	0.86	1.17	(0.11)	1.20	0.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.36)	(0.23)	(0.22)	(0.37)
Distributions (from capital gains)	(0.11)	(0.38)	(0.17)	(0.47)	—
Total Dividends and Distributions	(0.47)	(0.74)	(0.40)	(0.69)	(0.37)
Net Asset Value, End of Period	$11.34	$10.95	$10.52	$11.03	$10.52
Total Return*	8.29%	11.64%	(1.18)%	12.02%	9.15%
Net Assets, End of Period (in thousands)	$53,339	$67,589	$79,815	$35,636	$19,597
Average Net Assets for the Period (in thousands)	$55,685	$75,722	$68,630	$21,807	$20,814
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.14%	1.18%	1.18%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.14%	1.17%	1.18%	1.13%
Ratio of Net Investment Income/(Loss)	1.84%	2.00%	1.79%	1.82%	1.76%
Portfolio Turnover Rate	72%	18%	22%	24%	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Real Estate Fund (formerly named Janus Global Real Estate Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC ("Janus Capital") or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are

Janus Investment Fund	21

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

22	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

Janus Investment Fund	23

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the

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underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity securities and ETFs for the purpose of increasing exposure to individual equity risk.There were no purchased options held at September 30, 2017.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the year, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.There were no written options held at September 30, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and

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asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-

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term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of

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the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of September 30, 2017.

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.75%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases

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or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the FTSE EPRA/NAREIT Global Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.65%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.97% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to

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Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds

Janus Investment Fund	31

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $1,935.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $137.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $1,682,218 in purchases and $6,886,872 in sales, resulting in a net realized loss of $736,184. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 5,369,139	$ -	$ (2,526,568)	$ -	$ -	$ (2,215)	$ 12,198,548

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,117,833)	$(1,408,735)	$ (2,526,568)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 204,373,550	$18,280,924	$ (6,082,376)	$ 12,198,548

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,021,064	$ 1,027,643	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,590,182	$ 7,336,040	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 4,519,990	$ (4,519,990)

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Janus Henderson Global Real Estate Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	181,154	$ 1,961,833	341,156	$ 3,584,484
Reinvested dividends and distributions	38,468	390,759	128,848	1,301,708
Shares repurchased	(977,472)	(10,363,334)	(1,974,962)	(20,665,003)
Net Increase/(Decrease)	(757,850)	$ (8,010,742)	(1,504,958)	$(15,778,811)
Class C Shares:
Shares sold	80,666	$ 857,973	127,574	$ 1,322,317
Reinvested dividends and distributions	21,253	213,471	41,464	414,544
Shares repurchased	(202,151)	(2,113,505)	(301,521)	(3,086,805)
Net Increase/(Decrease)	(100,232)	$ (1,042,061)	(132,483)	$ (1,349,944)
Class D Shares:
Shares sold	397,809	$ 4,258,778	402,687	$ 4,248,222
Reinvested dividends and distributions	154,542	1,602,486	259,705	2,656,348
Shares repurchased	(1,007,034)	(10,819,196)	(845,255)	(8,808,850)
Net Increase/(Decrease)	(454,683)	$ (4,957,932)	(182,863)	$ (1,904,280)
Class I Shares:
Shares sold	3,036,521	$ 32,695,290	4,178,071	$ 42,008,310
Reinvested dividends and distributions	435,799	4,521,908	638,474	6,528,776
Shares repurchased	(4,162,839)	(44,297,438)	(4,274,133)	(44,139,375)
Net Increase/(Decrease)	(690,519)	$ (7,080,240)	542,412	$ 4,397,711
Class S Shares:
Shares sold	54,600	$ 577,579	105,036	$ 1,094,903
Reinvested dividends and distributions	12,497	127,745	21,171	214,585
Shares repurchased	(142,702)	(1,506,175)	(96,490)	(1,013,115)
Net Increase/(Decrease)	(75,605)	$ (800,851)	29,717	$ 296,373
Class T Shares:
Shares sold	767,852	$ 8,238,139	1,660,723	$ 17,794,812
Reinvested dividends and distributions	246,886	2,552,057	549,996	5,605,810
Shares repurchased	(2,480,705)	(26,205,466)	(3,625,371)	(37,494,845)
Net Increase/(Decrease)	(1,465,967)	$(15,415,270)	(1,414,652)	$(14,094,223)

Janus Investment Fund	35

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$155,168,251	$ 192,107,928	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (the “Post-Merger Sub-Advisory Agreement”) on behalf of the Fund. At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement. The Post-Merger Advisory Agreement took effect upon the consummation of the Merger. The Post-Merger Sub-Advisory Agreement took effect on June 5, 2017.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual

36	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Notes to Financial Statements

funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Henderson Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Global Real Estate Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

38	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800.525.3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

Janus Investment Fund	39

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

Janus Investment Fund	47

Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

66	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
224,012,701.174	101,795,197.516	3,179,261.818	3,305,567.603	19,282,655.844	127,562,682.780

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
45.442	1.419	1.476	8.608	56.944	79.800	2.492	2.591	15.116	100.000

3. To approve a new sub-advisory agreement between the Adviser and Henderson Investment Management Limited.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
224,012,701.174	91,937,181.977	12,708,677.420	3,609,442.973	19,307,380.410	127,562,682.780

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
41.041	5.673	1.611	8.619	56.944	72.072	9.963	2.830	15.136	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
224,012,701.174	89,386,245.563	15,284,030.208	3,609,721.882	19,282,685.128	127,562,682.780

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
39.902	6.823	1.611	8.608	56.944	70.072	11.982	2.830	15.116	100.000

Janus Investment Fund	67

Janus Henderson Global Real Estate Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$1,027,643
Foreign Taxes Paid	$238,312
Foreign Source Income	$4,042,630
Qualified Dividend Income Percentage	8%

68	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

Janus Investment Fund	69

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

70	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	71

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

72	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	73

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

74	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	75

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

76	SEPTEMBER 30, 2017

Janus Henderson Global Real Estate Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93044 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Global Research Fund (formerly named Janus Global Research Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Research Fund

Janus Henderson Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

The Janus Henderson Global Research Fund Class I Shares returned 19.64% for the 12 months ended September 30, 2017, while its primary benchmark, the MSCI World Index, returned 18.17%, and its secondary benchmark, the MSCI All Country World Index, returned 18.65%.

INVESTMENT ENVIRONMENT

Global stocks enjoyed strong gains during the year. Stocks rallied after the November U.S. presidential election on the expectation that the new administration would champion pro-growth initiatives benefiting the global economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. On a sector basis, the financials and technology sectors experienced large gains during the period.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the MSCI World Index, and also its secondary benchmark, the MSCI All Country World Index. While we aim to outperform over shorter periods, our goal is to provide consistent outperformance long term by focusing on what we consider our strength: picking stocks and avoiding macroeconomic risks. Stocks are selected by our six global sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best global opportunities.

Strong stock selection in the consumer and technology sectors were large drivers of our relative outperformance. Stock selection in the industrial and health care sectors detracted from relative results.

On an absolute basis, NRG Energy was our top contributor to performance. We long felt the market overly focused on the volatility of the utility company’s earnings and failed to recognize its substantial cash flow generation. In the third quarter of 2017, the company concluded a four-month evaluation and announced a plan to shed some businesses, cut costs and deleverage. Management’s articulation of this strategy simplified the investment thesis by helping the market understand its cash flow potential and its potential to generate significant cash from asset sales which would be used to repurchase stock. The details of the plan lifted the stock significantly, but we still see substantial return potential in the future.

Safran was another large contributor. The company manufactures commercial jet engines, including a partnership with General Electric for CFM and LEAP engines. The company’s new LEAP engines entered the market relatively smoothly this year, which has made investors more confident about free cash flow growth and helped drive the stock. Terms of a deal to acquire another company were also revised in Safran’s favor, which helped the stock. We continue to like the company, and believe the market has still underestimated its free cash flow generation potential from the new LEAP engines.

Alphabet Inc. was another top contributor. Strong earnings results generally helped lift the stock during the period, and in our view, further validated the company’s ability to monetize mobile search activity. We believe there are powerful network effects around Alphabet’s advertising business and its Android operating system. As mobile users turn to their devices more frequently, it enables Google to better understand users’ context and intent. We expect Google’s initiatives in artificial intelligence will also make searching more effective. This in turn improves the value proposition Google offers both consumers and advertisers. We believe these advantages will make Alphabet a key beneficiary as more advertising transitions from offline channels such as print and television to mobile and online video channels, which are more measurable.

While pleased with our performance during the period, we also held stocks that produced disappointing results. A

Janus Investment Fund	1

Janus Henderson Global Research Fund (unaudited)

few health care companies were among our largest detractors. Alder Biopharmaceutical detracted most from results. The stock fell when the firm reported phase 3 trial results for its migraine-headache treatment, eptinezumab, that didn’t materially differentiate from other late-stage compounds in development. Management also did not effectively communicate a strategy for how it would move forward based on the trial outcome. While we believe there is market potential for the treatment, we sold the stock to pursue other opportunities within the health care sector.

Mallinckrodt was another large detractor. During the period, the Food and Drug Administration (FDA) withdrew the approval of Mallinckrodt’s abbreviated new drug application for methylphenidate hydrochloride extended release tablets, used for the treatment of attention-deficit hyperactivity disorder (ADHD). Later in the period, investors were disappointed by quarterly earnings data that showed a 19% decrease in revenues from the firm’s generics segment. Then, in January, the company agreed to pay a fine as part of a settlement with the Federal Trade Commission regarding Mallinckrodt’s pricing for a treatment addressing lupus and multiple sclerosis. We exited the stock.

Diplomat Pharmacy also weighed on performance. Shares in the specialty pharmacy fell early in the period after the company missed revenue projections due to a slowdown in sales for hepatitis C drugs. The company also lowered its operating earnings guidance in this key business category. Ultimately, we chose to exit our position earlier this year.

OUTLOOK

We think equities remain attractive and earnings growth should continue to drive returns. It does not mean a pure growth rally. Stocks with low multiples based on earnings and book value, such as financials and some cyclical industrials, could rally. Economic recovery or rising rates have the potential to release pent-up earnings growth in some of these firms. We don’t think defensive stocks, among them consumer staples or higher-dividend-yielding companies, will fare as well. These stocks are more often found in value indices. We still like health care and technology because the right companies in these sectors have tremendous growth and compelling business models. The wrong companies in these sectors, by the way, face pressure from a lack of innovation and an eroding competitive position.

That importance between winning and growing companies and the challenged laggards is a compelling story of the market today. We think equity markets can rise but we expect a broader dispersion of stock performance than we have seen in recent years because there will be a broader range of earning outcomes. This dynamic underpins the case for active investing.

Thank you for your investment in Janus Henderson Global Research Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	NRG Energy Inc	0.76%	Alder Biopharmaceuticals Inc	-0.29%
	Safran SA	0.65%	Mallinckrodt PLC	-0.24%
	Samsung Electronics Co Ltd	0.57%	Diplomat Pharmacy Inc	-0.22%
	Alphabet Inc	0.57%	Shire PLC	-0.21%
	BNP Paribas SA	0.54%	Anadarko Petroleum Corp	-0.21%

	4 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Consumer	0.66%	17.24%	17.28%
	Technology	0.62%	19.21%	19.27%
	Energy	0.37%	9.77%	9.74%
	Financials	0.22%	21.84%	22.02%

	3 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-0.52%	18.86%	18.90%
	Healthcare	-0.46%	12.53%	12.80%
	Other**	-0.12%	0.55%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	2.9%
Safran SA
Aerospace & Defense	1.8%
Coca-Cola Co
Beverages	1.8%
Unilever NV
Personal Products	1.5%
British American Tobacco PLC
Tobacco	1.5%
9.5%

Asset Allocation - (% of Net Assets)
Common Stocks	98.5%
Investment Companies	0.5%
Other	1.0%
100.0%

Emerging markets comprised 5.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	19.16%	10.65%	5.22%	8.84%	1.02%
Class A Shares at MOP	12.32%	9.34%	4.59%	8.33%
Class C Shares at NAV	18.42%	9.82%	4.39%	8.01%	1.74%
Class C Shares at CDSC	17.42%	9.82%	4.39%	8.01%
Class D Shares(1)	19.54%	10.89%	5.37%	8.97%	0.78%
Class I Shares	19.64%	10.99%	5.31%	8.92%	0.69%
Class N Shares	19.44%	10.81%	5.31%	8.92%	0.62%
Class R Shares	18.84%	10.26%	4.84%	8.45%	1.37%
Class S Shares	19.14%	10.53%	5.02%	8.64%	1.11%
Class T Shares	19.44%	10.81%	5.31%	8.92%	0.86%
MSCI World Index	18.17%	10.99%	4.22%	6.46%
MSCI All Country World Index	18.65%	10.20%	3.88%	6.47%
Morningstar Quartile - Class T Shares	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Stock Funds	304/886	301/698	117/476	12/380

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratio for Class N Shares is estimated.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Global Research Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

6	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,112.80	$5.67	$1,000.00	$1,019.70	$5.42	1.07%
Class C Shares	$1,000.00	$1,109.20	$8.99	$1,000.00	$1,016.55	$8.59	1.70%
Class D Shares	$1,000.00	$1,114.40	$4.03	$1,000.00	$1,021.26	$3.85	0.76%
Class I Shares	$1,000.00	$1,115.00	$3.55	$1,000.00	$1,021.71	$3.40	0.67%
Class N Shares	$1,000.00	$1,021.30	$1.01	$1,000.00	$1,021.91	$3.19	0.63%
Class R Shares	$1,000.00	$1,111.20	$7.14	$1,000.00	$1,018.30	$6.83	1.35%
Class S Shares	$1,000.00	$1,112.60	$5.83	$1,000.00	$1,019.55	$5.57	1.10%
Class T Shares	$1,000.00	$1,114.00	$4.45	$1,000.00	$1,020.86	$4.26	0.84%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (August 4, 2017 to September 30, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 58/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 98.5%
Aerospace & Defense – 2.9%
General Dynamics Corp	153,634	$31,584,078
Safran SA	477,772	48,806,518
		80,390,596
Airlines – 1.8%
Ryanair Holdings PLC (ADR)*	253,696	26,744,632
United Continental Holdings Inc*	399,243	24,305,914
		51,050,546
Automobiles – 0.8%
Isuzu Motors Ltd	1,659,900	21,997,253
Banks – 9.1%
BNP Paribas SA	476,009	38,393,720
China Construction Bank Corp	24,245,000	20,112,862
HDFC Bank Ltd	1,088,400	30,126,079
ING Groep NV	1,560,151	28,762,962
JPMorgan Chase & Co	422,805	40,382,106
Mitsubishi UFJ Financial Group Inc	4,275,800	27,769,328
UniCredit SpA*	1,529,461	32,571,336
Wells Fargo & Co	599,009	33,035,346
		251,153,739
Beverages – 2.8%
Coca-Cola Co	1,080,158	48,617,912
Pernod Ricard SA	204,400	28,274,484
		76,892,396
Biotechnology – 3.2%
Biogen Inc*	86,877	27,202,926
Celgene Corp*	215,430	31,414,003
Shire PLC	601,958	30,550,348
		89,167,277
Building Products – 1.3%
Assa Abloy AB	705,454	16,115,751
Geberit AG	39,812	18,838,836
		34,954,587
Capital Markets – 3.9%
Blackstone Group LP	625,553	20,874,704
Intercontinental Exchange Inc	374,179	25,706,097
London Stock Exchange Group PLC	369,110	18,940,637
TD Ameritrade Holding Corp	553,361	27,004,017
UBS Group AG*	907,062	15,506,535
		108,031,990
Chemicals – 1.1%
Air Products & Chemicals Inc	206,045	31,158,125
Communications Equipment – 0.3%
CommScope Holding Co Inc*	240,974	8,002,747
Construction Materials – 0.8%
Vulcan Materials Co	184,699	22,090,000
Consumer Finance – 1.0%
Synchrony Financial	892,468	27,711,131
Containers & Packaging – 0.7%
Sealed Air Corp	471,082	20,124,623
Electric Utilities – 0.7%
Brookfield Infrastructure Partners LP	451,631	19,483,361
Electrical Equipment – 1.8%
AMETEK Inc	375,895	24,824,106
Sensata Technologies Holding NV*	531,519	25,550,118
		50,374,224
Electronic Equipment, Instruments & Components – 2.5%
Amphenol Corp	225,086	19,051,279
Flex Ltd*	1,262,042	20,912,036

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
Keyence Corp	53,300	$28,305,706
		68,269,021
Energy Equipment & Services – 0.7%
Halliburton Co	413,207	19,019,918
Equity Real Estate Investment Trusts (REITs) – 1.8%
American Tower Corp	200,052	27,343,107
Starwood Waypoint Homes	608,752	22,140,310
		49,483,417
Food & Staples Retailing – 0.6%
Costco Wholesale Corp	96,768	15,898,015
Food Products – 0.9%
Hershey Co	234,289	25,577,330
Health Care Equipment & Supplies – 0.9%
Boston Scientific Corp*	892,803	26,043,063
Health Care Providers & Services – 1.7%
Aetna Inc	197,863	31,462,196
Universal Health Services Inc	149,467	16,581,869
		48,044,065
Hotels, Restaurants & Leisure – 2.5%
McDonald's Corp	159,865	25,047,648
Merlin Entertainments PLC	2,045,463	12,208,979
Norwegian Cruise Line Holdings Ltd*	235,445	12,725,802
Starbucks Corp	363,548	19,526,163
		69,508,592
Household Durables – 1.3%
Sony Corp	382,900	14,246,017
Techtronic Industries Co Ltd	4,094,000	21,855,491
		36,101,508
Independent Power and Renewable Electricity Producers – 1.1%
NRG Energy Inc	1,157,020	29,608,142
Industrial Conglomerates – 1.8%
Seibu Holdings Inc	736,600	12,583,283
Siemens AG	265,672	37,425,225
		50,008,508
Information Technology Services – 3.6%
Amdocs Ltd	383,758	24,683,315
Mastercard Inc	272,724	38,508,629
Visa Inc	345,384	36,348,212
		99,540,156
Insurance – 3.1%
AIA Group Ltd	5,159,900	38,048,755
Progressive Corp	589,794	28,557,825
Prudential PLC	804,283	19,250,939
		85,857,519
Internet & Direct Marketing Retail – 2.5%
Amazon.com Inc*	33,984	32,670,518
Ctrip.com International Ltd (ADR)*	265,900	14,023,566
Priceline Group Inc*	11,568	21,178,926
		67,873,010
Internet Software & Services – 4.0%
Alibaba Group Holding Ltd (ADR)*	175,968	30,391,433
Alphabet Inc - Class C*	82,576	79,199,867
		109,591,300
Leisure Products – 0.7%
Polaris Industries Inc	171,244	17,917,260
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	131,109	24,805,823

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Machinery – 1.6%
Illinois Tool Works Inc	198,350	$29,347,866
IMI PLC	888,085	14,789,915
		44,137,781
Media – 1.3%
Liberty Global PLC*	349,708	11,435,452
Walt Disney Co	259,318	25,560,975
		36,996,427
Metals & Mining – 0.9%
Rio Tinto PLC	506,267	23,557,240
Multi-Utilities – 0.7%
National Grid PLC	1,630,213	20,194,739
Oil, Gas & Consumable Fuels – 6.1%
Anadarko Petroleum Corp	406,376	19,851,468
Antero Resources Corp*	862,478	17,163,312
Canadian Natural Resources Ltd	679,918	22,774,746
Enterprise Products Partners LP	1,355,375	35,334,626
Suncor Energy Inc	922,055	32,319,225
TOTAL SA	753,153	40,449,364
		167,892,741
Personal Products – 2.9%
Estee Lauder Cos Inc	346,774	37,396,108
Unilever NV	715,209	42,295,352
		79,691,460
Pharmaceuticals – 5.8%
Allergan PLC	103,744	21,262,333
AstraZeneca PLC	466,588	30,975,422
Eli Lilly & Co	439,414	37,587,474
Jazz Pharmaceuticals PLC*	123,303	18,033,064
Merck & Co Inc	305,317	19,549,447
Sanofi	325,554	32,321,864
		159,729,604
Professional Services – 0.7%
Verisk Analytics Inc*	218,131	18,146,318
Road & Rail – 1.3%
CSX Corp	656,756	35,635,581
Semiconductor & Semiconductor Equipment – 3.9%
ASML Holding NV	185,645	31,603,770
Broadcom Ltd	100,504	24,376,240
Intel Corp	588,308	22,402,769
Taiwan Semiconductor Manufacturing Co Ltd	4,296,000	30,675,594
		109,058,373
Software – 5.1%
Activision Blizzard Inc	418,566	27,001,693
Adobe Systems Inc*	190,126	28,362,997
Constellation Software Inc/Canada	23,371	12,752,144
salesforce.com Inc*	312,704	29,212,808
SS&C Technologies Holdings Inc	515,923	20,714,308
Ultimate Software Group Inc*	114,474	21,704,270
		139,748,220
Specialty Retail – 0.8%
Lowe's Cos Inc	283,623	22,672,823
Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co Ltd	12,597	28,206,015
Textiles, Apparel & Luxury Goods – 1.2%
Cie Financiere Richemont SA	168,286	15,384,063
NIKE Inc	337,588	17,503,938
		32,888,001

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Tobacco – 1.5%
British American Tobacco PLC	647,410	$40,524,927
Trading Companies & Distributors – 0.2%
Ferguson PLC	84,638	5,551,966
Wireless Telecommunication Services – 0.7%
T-Mobile US Inc*	323,491	19,946,455
Total Common Stocks (cost $2,206,214,624)		2,720,307,913
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $15,293,000)	15,293,000	15,293,000
Total Investments (total cost $2,221,507,624) – 99.0%		2,735,600,913
Cash, Receivables and Other Assets, net of Liabilities – 1.0%		26,823,978
Net Assets – 100%		$2,762,424,891

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,659,890,531	60.7%
United Kingdom	216,545,112	7.9
France	188,245,950	6.9
Japan	104,901,587	3.8
Netherlands	102,662,084	3.7
Canada	87,329,476	3.2
China	64,527,861	2.4
Hong Kong	59,904,246	2.2
Switzerland	49,729,434	1.8
Germany	37,425,225	1.4
Italy	32,571,336	1.2
Taiwan	30,675,594	1.1
India	30,126,079	1.1
South Korea	28,206,015	1.0
Ireland	26,744,632	1.0
Sweden	16,115,751	0.6

Total	$2,735,600,913	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$48,092∆	$—	$—	$—
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	76,387	—	—	15,293,000

Total Affiliated Investments – 0.5%	$124,479	$—	$—	$15,293,000

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0.5%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	—	124,810,980	(124,810,980)	—
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	32,596,000	289,235,526	(306,538,526)	15,293,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,720,307,913	$-	$-
Investment Companies	-	15,293,000	-
Total Assets	$2,720,307,913	$15,293,000	$-

14	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Unaffiliated investments, at value(1)	2,720,307,913
Affiliated investments, at value(2)	15,293,000
Cash	250,035
Non-interested Trustees' deferred compensation	50,900
Receivables:
Investments sold	44,091,746
Dividends	2,524,462
Fund shares sold	798,004
Foreign tax reclaims	664,658
Dividends from affiliates	7,073
Other assets	1,246,820
Total Assets	2,785,234,611
Liabilities:
Payables:	—
Investments purchased	19,797,104
Advisory fees	1,310,298
Fund shares repurchased	930,405
Transfer agent fees and expenses	446,926
Non-interested Trustees' deferred compensation fees	50,900
12b-1 Distribution and shareholder servicing fees	29,619
Professional fees	27,507
Non-interested Trustees' fees and expenses	18,505
Fund administration fees	18,087
Custodian fees	15,586
Accrued expenses and other payables	164,783
Total Liabilities	22,809,720
Net Assets	$2,762,424,891

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Research Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,223,835,055
Undistributed net investment income/(loss)	14,221,015
Undistributed net realized gain/(loss) from investments and foreign currency transactions	10,282,274
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	514,086,547
Total Net Assets	$2,762,424,891
Net Assets - Class A Shares	$15,642,066
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	205,119
Net Asset Value Per Share(3)	$76.26
Maximum Offering Price Per Share(4)	$80.91
Net Assets - Class C Shares	$8,953,849
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	120,075
Net Asset Value Per Share(3)	$74.57
Net Assets - Class D Shares	$1,461,777,605
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,360,585
Net Asset Value Per Share	$75.50
Net Assets - Class I Shares	$162,787,932
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,125,970
Net Asset Value Per Share	$76.57
Net Assets - Class N Shares	$28,325,566
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	375,493
Net Asset Value Per Share	$75.44
Net Assets - Class R Shares	$6,195,752
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	82,013
Net Asset Value Per Share	$75.55
Net Assets - Class S Shares	$81,728,651
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,069,774
Net Asset Value Per Share	$76.40
Net Assets - Class T Shares	$997,013,470
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,220,818
Net Asset Value Per Share	$75.41

(1) Includes cost of $2,206,214,624.

(2) Includes cost of $15,293,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Statement of Operations

For the year ended September 30, 2017(1)

Investment Income:
Dividends	$46,712,876
Dividends from affiliates	76,387
Affiliated securities lending income, net	48,092
Other income	581
Foreign tax withheld	(2,147,324)
Total Investment Income	44,690,612
Expenses:
Advisory fees	13,702,011
12b-1Distribution and shareholder servicing fees:
Class A Shares	41,525
Class C Shares	92,887
Class R Shares	28,564
Class S Shares	169,867
Transfer agent administrative fees and expenses:
Class D Shares	1,631,680
Class R Shares	14,282
Class S Shares	170,223
Class T Shares	2,326,000
Transfer agent networking and omnibus fees:
Class A Shares	52,148
Class C Shares	9,022
Class I Shares	106,718
Other transfer agent fees and expenses:
Class A Shares	1,991
Class C Shares	1,175
Class D Shares	339,304
Class I Shares	6,792
Class N Shares	66
Class R Shares	131
Class S Shares	841
Class T Shares	13,943
Shareholder reports expense	412,699
Fund administration fees	229,092
Registration fees	112,069
Professional fees	108,114
Custodian fees	83,093
Non-interested Trustees’ fees and expenses	78,019
Other expenses	165,915
Total Expenses	19,898,171
Less: Excess Expense Reimbursement and Waivers	(108,100)
Net Expenses	19,790,071
Net Investment Income/(Loss)	24,900,541
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	174,237,676
Total Net Realized Gain/(Loss) on Investments	174,237,676
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	258,852,817
Total Change in Unrealized Net Appreciation/Depreciation	258,852,817
Net Increase/(Decrease) in Net Assets Resulting from Operations	$457,991,034

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Research Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$24,900,541	$24,828,266
Net realized gain/(loss) on investments	174,237,676	(5,720,044)
Change in unrealized net appreciation/depreciation	258,852,817	152,361,534
Net Increase/(Decrease) in Net Assets Resulting from Operations	457,991,034	171,469,756
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(95,449)	(169,113)
Class C Shares	—	(37,787)
Class D Shares	(10,551,682)	(10,936,000)
Class I Shares	(1,274,279)	(1,323,069)
Class R Shares	(12,596)	(21,407)
Class S Shares	(294,758)	(439,248)
Class T Shares	(6,560,697)	(7,101,298)
Net Decrease from Dividends and Distributions to Shareholders	(18,789,461)	(20,027,922)
Capital Share Transactions:
Class A Shares	(7,409,913)	40,987
Class C Shares	(2,718,364)	(132,673)
Class D Shares	(94,191,245)	(86,990,042)
Class I Shares	(10,090,513)	(6,445,883)
Class N Shares	27,480,404	N/A
Class R Shares	26,355	(156,372)
Class S Shares	(2,779,169)	30,353,384
Class T Shares	(71,901,554)	(79,154,035)
Net Increase/(Decrease) from Capital Share Transactions	(161,583,999)	(142,484,634)
Net Increase/(Decrease) in Net Assets	277,617,574	8,957,200
Net Assets:
Beginning of period	2,484,807,317	2,475,850,117
End of period	$2,762,424,891	$2,484,807,317

Undistributed Net Investment Income/(Loss)	$14,221,015	$13,756,578

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$64.32	$60.53	$63.24		$56.34	$47.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.44(1)	0.49(1)	0.45(1)		0.54(1)	0.20
Net realized and unrealized gain/(loss)	11.82	3.75	(2.62)		6.58	9.01
Total from Investment Operations	12.26	4.24	(2.17)		7.12	9.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.45)	(0.54)		(0.22)	(0.19)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.32)	(0.45)	(0.54)		(0.22)	(0.19)
Net Asset Value, End of Period	$76.26	$64.32	$60.53		$63.24	$56.34
Total Return*	19.16%	7.03%	(3.47)%		12.67%	19.55%
Net Assets, End of Period (in thousands)	$15,642	$20,371	$19,370		$11,627	$11,746
Average Net Assets for the Period (in thousands)	$16,679	$20,804	$15,993		$12,200	$12,240
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.02%	0.98%		0.97%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.02%	0.98%		0.91%	1.03%
Ratio of Net Investment Income/(Loss)	0.64%	0.80%	0.67%		0.88%	0.57%
Portfolio Turnover Rate	48%	45%	51%		43%	67%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$62.97	$59.41	$62.16	$55.58	$46.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.04(1)	(0.07)(1)	0.07(1)	(0.07)
Net realized and unrealized gain/(loss)	11.56	3.68	(2.55)	6.51	8.77
Total from Investment Operations	11.60	3.72	(2.62)	6.58	8.70
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.16)	(0.13)	—	—
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	—	(0.16)	(0.13)	—	—
Net Asset Value, End of Period	$74.57	$62.97	$59.41	$62.16	$55.58
Total Return*	18.42%	6.27%	(4.23)%	11.84%	18.56%
Net Assets, End of Period (in thousands)	$8,954	$10,101	$10,020	$6,513	$5,646
Average Net Assets for the Period (in thousands)	$9,330	$10,803	$8,388	$6,091	$4,529
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.74%	1.74%	1.73%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.74%	1.74%	1.67%	1.79%
Ratio of Net Investment Income/(Loss)	0.06%	0.07%	(0.11)%	0.11%	(0.16)%
Portfolio Turnover Rate	48%	45%	51%	43%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$63.68	$59.84	$62.54	$55.69	$46.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.69(1)	0.63(1)	0.52(1)	0.65(1)	0.32
Net realized and unrealized gain/(loss)	11.65	3.71	(2.57)	6.52	8.87
Total from Investment Operations	12.34	4.34	(2.05)	7.17	9.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.50)	(0.65)	(0.32)	(0.28)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.52)	(0.50)	(0.65)	(0.32)	(0.28)
Net Asset Value, End of Period	$75.50	$63.68	$59.84	$62.54	$55.69
Total Return*	19.54%	7.28%	(3.32)%	12.92%	19.76%
Net Assets, End of Period (in thousands)	$1,461,778	$1,321,668	$1,326,990	$1,450,165	$1,365,936
Average Net Assets for the Period (in thousands)	$1,362,959	$1,315,214	$1,485,766	$1,448,769	$771,544
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.78%	0.81%	0.77%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.78%	0.81%	0.71%	0.74%
Ratio of Net Investment Income/(Loss)	1.01%	1.04%	0.79%	1.07%	1.11%
Portfolio Turnover Rate	48%	45%	51%	43%	67%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$64.58	$60.68	$63.41	$56.50	$47.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.78(1)	0.70(1)	0.61(1)	0.72(1)	0.35
Net realized and unrealized gain/(loss)	11.79	3.77	(2.63)	6.58	9.05
Total from Investment Operations	12.57	4.47	(2.02)	7.30	9.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(0.57)	(0.71)	(0.39)	(0.35)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.58)	(0.57)	(0.71)	(0.39)	(0.35)
Net Asset Value, End of Period	$76.57	$64.58	$60.68	$63.41	$56.50
Total Return*	19.64%	7.40%	(3.22)%	12.98%	19.92%
Net Assets, End of Period (in thousands)	$162,788	$145,787	$143,285	$137,266	$103,604
Average Net Assets for the Period (in thousands)	$157,847	$141,793	$157,129	$120,064	$82,735
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.69%	0.70%	0.67%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.69%	0.70%	0.62%	0.72%
Ratio of Net Investment Income/(Loss)	1.13%	1.13%	0.92%	1.16%	0.91%
Portfolio Turnover Rate	48%	45%	51%	43%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30	2017(1)
Net Asset Value, Beginning of Period	$73.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss)	1.46
Total from Investment Operations	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$75.44
Total Return*	2.13%
Net Assets, End of Period (in thousands)	$28,326
Average Net Assets for the Period (in thousands)	$17,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%
Ratio of Net Investment Income/(Loss)	1.01%
Portfolio Turnover Rate	48%

Class R Shares
For a share outstanding during each year or period ended September 30	2017	2016	2015	2014	2013(3)
Net Asset Value, Beginning of Period	$63.73	$59.97	$62.75	$55.95	$52.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(2)	0.28(2)	0.17(2)	0.31(2)	0.03
Net realized and unrealized gain/(loss)	11.67	3.72	(2.59)	6.55	3.34
Total from Investment Operations	11.97	4.00	(2.42)	6.86	3.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.24)	(0.36)	(0.06)	—
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.15)	(0.24)	(0.36)	(0.06)	—
Net Asset Value, End of Period	$75.55	$63.73	$59.97	$62.75	$55.95
Total Return*	18.84%	6.68%	(3.88)%	12.27%	6.41%
Net Assets, End of Period (in thousands)	$6,196	$5,168	$5,025	$2,624	$1,567
Average Net Assets for the Period (in thousands)	$5,724	$5,234	$3,859	$2,026	$1,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.37%	1.39%	1.35%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.37%	1.39%	1.29%	1.30%
Ratio of Net Investment Income/(Loss)	0.44%	0.46%	0.26%	0.51%	0.61%
Portfolio Turnover Rate	48%	45%	51%	43%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from March 15, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Research Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$64.41	$60.62	$63.33	$56.38	$47.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.45(1)	0.47(1)	0.31(1)	0.45(1)	0.38
Net realized and unrealized gain/(loss)	11.82	3.72	(2.60)	6.62	8.77
Total from Investment Operations	12.27	4.19	(2.29)	7.07	9.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.40)	(0.42)	(0.12)	(0.13)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.28)	(0.40)	(0.42)	(0.12)	(0.13)
Net Asset Value, End of Period	$76.40	$64.41	$60.62	$63.33	$56.38
Total Return*	19.14%	6.94%	(3.64)%	12.56%	19.38%
Net Assets, End of Period (in thousands)	$81,729	$72,931	$39,206	$42,894	$47,077
Average Net Assets for the Period (in thousands)	$68,266	$68,472	$44,281	$45,522	$26,983
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.11%	1.13%	1.10%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.11%	1.13%	1.04%	1.07%
Ratio of Net Investment Income/(Loss)	0.66%	0.76%	0.47%	0.73%	0.79%
Portfolio Turnover Rate	48%	45%	51%	43%	67%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$63.61	$59.77	$62.46	$55.62	$46.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.64(1)	0.59(1)	0.48(1)	0.60(1)	0.38
Net realized and unrealized gain/(loss)	11.63	3.71	(2.57)	6.52	8.77
Total from Investment Operations	12.27	4.30	(2.09)	7.12	9.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.46)	(0.60)	(0.28)	(0.25)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.47)	(0.46)	(0.60)	(0.28)	(0.25)
Net Asset Value, End of Period	$75.41	$63.61	$59.77	$62.46	$55.62
Total Return*	19.44%	7.22%	(3.39)%	12.85%	19.66%
Net Assets, End of Period (in thousands)	$997,013	$908,782	$931,954	$989,734	$941,836
Average Net Assets for the Period (in thousands)	$932,646	$917,744	$1,026,731	$992,504	$557,218
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.86%	0.88%	0.85%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.86%	0.87%	0.79%	0.81%
Ratio of Net Investment Income/(Loss)	0.93%	0.96%	0.74%	1.00%	1.03%
Portfolio Turnover Rate	48%	45%	51%	43%	67%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Research Fund (formerly named Janus Global Research Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

Janus Investment Fund	23

Janus Henderson Global Research Fund

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	25

Janus Henderson Global Research Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

26	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian

Janus Investment Fund	27

Janus Henderson Global Research Fund

Notes to Financial Statements

to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of September 30, 2017.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus

28	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Notes to Financial Statements

any Performance Adjustment. For the year ended September 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 1.07%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Global Research Fund

Notes to Financial Statements

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital

30	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Notes to Financial Statements

commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $2,125.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,182.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	100	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $2,061,230 in purchases and $14,739,800 in sales, resulting in a net realized loss of $4,965,962. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Janus Investment Fund	31

Janus Henderson Global Research Fund

Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 14,274,624	$ -	$ -	$ -	$ -	$ (60,262)	$524,375,474

As of September 30, 2017, capital loss carryovers of $220,657,124 expired unused. As a result, the amount has been reclassified to capital.

During the year ended September 30, 2017, capital loss carryovers of $167,240,560 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,211,225,439	$573,136,655	$(48,761,181)	$ 524,375,474

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 18,789,461	$ -	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 20,027,922	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (220,657,128)	$ (5,646,643)	$ 226,303,771

32	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	71,709	$ 5,148,163	173,239	$ 10,583,911
Reinvested dividends and distributions	1,151	73,498	2,316	144,033
Shares repurchased	(184,457)	(12,631,574)	(178,861)	(10,686,957)
Net Increase/(Decrease)	(111,597)	$ (7,409,913)	(3,306)	$ 40,987
Class C Shares:
Shares sold	13,304	$ 883,829	92,808	$ 5,716,202
Reinvested dividends and distributions	-	-	509	31,190
Shares repurchased	(53,632)	(3,602,193)	(101,574)	(5,880,065)
Net Increase/(Decrease)	(40,328)	$ (2,718,364)	(8,257)	$ (132,673)
Class D Shares:
Shares sold	376,731	$ 25,838,775	350,347	$ 21,156,376
Reinvested dividends and distributions	160,652	10,132,297	171,366	10,528,744
Shares repurchased	(1,930,867)	(130,162,317)	(1,944,307)	(118,675,162)
Net Increase/(Decrease)	(1,393,484)	$(94,191,245)	(1,422,594)	$(86,990,042)
Class I Shares:
Shares sold	634,012	$ 44,520,964	368,195	$ 22,662,239
Reinvested dividends and distributions	18,711	1,196,032	19,788	1,232,000
Shares repurchased	(784,379)	(55,807,509)	(491,647)	(30,340,122)
Net Increase/(Decrease)	(131,656)	$(10,090,513)	(103,664)	$ (6,445,883)
Class N Shares:
Shares sold	378,064	$ 27,671,799	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(2,571)	(191,395)	-	-
Net Increase/(Decrease)	375,493	$ 27,480,404	N/A	N/A
Class R Shares:
Shares sold	20,742	$ 1,404,316	33,752	$ 2,076,967
Reinvested dividends and distributions	182	11,515	304	18,803
Shares repurchased	(20,007)	(1,389,476)	(36,745)	(2,252,142)
Net Increase/(Decrease)	917	$ 26,355	(2,689)	$ (156,372)
Class S Shares:
Shares sold	296,285	$ 21,445,872	902,350	$ 55,967,613
Reinvested dividends and distributions	4,602	294,435	7,042	438,791
Shares repurchased	(363,431)	(24,519,476)	(423,861)	(26,053,020)
Net Increase/(Decrease)	(62,544)	$ (2,779,169)	485,531	$ 30,353,384
Class T Shares:
Shares sold	786,088	$ 53,391,726	981,800	$ 59,331,003
Reinvested dividends and distributions	101,667	6,408,060	113,181	6,950,424
Shares repurchased	(1,954,448)	(131,701,340)	(2,399,268)	(145,435,462)
Net Increase/(Decrease)	(1,066,693)	$(71,901,554)	(1,304,287)	$(79,154,035)
(1)	Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,215,131,971	$1,372,947,728	$ -	$ -

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Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Global Research Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Janus Henderson Global Research Fund

Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Janus Henderson Global Research Fund

Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	55

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Research Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,390,044,899.162	900,209,025.189	61,227,126.634	98,086,742.667	246,615,864.229	1,306,138,758.720

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
37.665	2.562	4.104	10.318	54.649	68.921	4.688	7.510	18.881	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,390,044,899.162	817,482,993.602	129,910,461.508	112,129,258.288	246,616,045.321	1,306,138,758.720

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
34.204	5.435	4.692	10.318	54.649	62.588	9.946	8.585	18.881	100.000

64	SEPTEMBER 30, 2017

Janus Henderson Global Research Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Research Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Global Research Fund	12/14-Present	Vice President and Director of Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

74	SEPTEMBER 30, 2017

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

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This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

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125-02-93045 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Global Select Fund (formerly named Janus Global Select Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Select Fund

Janus Henderson Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended September 30, 2017, the Janus Henderson Global Select Fund’s Class I Shares returned 26.13%, outperforming its benchmark, the MSCI All Country World Index, which returned18.65%.

INVESTMENT ENVIRONMENT

Global stocks enjoyed strong gains during the year. Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives benefiting the global economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. On a sector basis, the financials and technology sectors experienced the largest gains during the period.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. This year, we were pleased to see our conviction rewarded, as many company- and industry-specific views we expressed in our portfolio played out, and drove stocks associated with those views higher.

NRG Energy was a top contributor. We long felt the market overly focused on the volatility of the utility company’s earnings and failed to recognize its substantial cash flow generation. In the third quarter of 2017, the company concluded a four-month evaluation and announced a plan to shed some businesses, cut costs and deleverage. Management’s articulation of this strategy simplified the investment thesis by helping the market understand the stability of its cash flows and its potential to generate significant cash from asset sales which would be used to repurchase stock. The details of the plan lifted the stock significantly, but we still see substantial return potential in the future.

Alibaba was another top contributor and is a good example of a stock where we were rewarded for maintaining strong conviction. In the last quarter of 2016, Chinese internet stocks such as Alibaba performed poorly due to concerns about the health of the Chinese economy. We felt those concerns were overblown. More importantly, we liked Alibaba’s position as a dominant platform benefiting from two powerful, long-term secular growth trends: increased consumer spending in China and the migration of Chinese consumption spending from offline to online channels. A string of impressive earnings results and increased guidance this year drove strong stock returns, and validated our view of Alibaba’s growth potential. We still see upside for the stock as more consumption gravitates toward Alibaba’s platform, and as the company improves monetization of the platform by increasing the value proposition to the merchants using it.

Several of our large bank holdings, including Citigroup, were also large contributors. The stocks were up significantly as the market anticipated what an improving global economy could mean for financials. In previous commentaries and in our semiannual letter we pointed out the opportunities we saw among bank stocks which traded at substantial discounts to their tangible book value. Our view was these banks benefited from a more concentrated industry and carried more capital and less risk than at any point in recent history. The market is coming around to the opportunity ahead for banks, where low interest rates compressed net interest margins by 70% over the last decade and a weak economy reduced capital market activity and loan demand. Even a small pickup in economic activity or increase in rates could have powerful effects on their bottom lines.

While pleased with the portfolio’s relative performance during the year, we still held stocks that produced disappointing results. Mallinckrodt Pharmaceuticals was

Janus Investment Fund	1

Janus Henderson Global Select Fund (unaudited)

our largest detractor. The company experienced several headwinds this period. The company’s generics business is under pressure and its lead drug, Acthar, is facing price declines. However, we believe the stock’s current valuation fails to recognize the company’s cash generation potential.

Dexcom was another detractor. The company manufactures and distributes continuous glucose monitoring (CGM) systems for diabetes management. The stock was down after unexpected news the FDA approved a competitor’s CGM system. We are currently evaluating our holding due to the unexpected approval of a competitive product.

Macy’s also detracted. We generally avoided brick-and-mortar retail department stores in our portfolio, where profits suffered as sales move online. But we felt there was significant overlooked value in Macy’s real estate assets and believed those assets set a floor for the stock price. However, we sold the position due to concerns about management’s willingness to monetize those assets and its ability to navigate the changing and challenging retail environment.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are encouraged by the global macroeconomic backdrop. Most economies look healthy and we do not see signs of excess, such as excessive inventories, loose lending polices among banks or overly leveraged consumers.

The healthier global economy gave rise to a more favorable market for active managers. With less concern about the global economy, stock correlations trended lower and individual stock fundamentals mattered again. Corporate earnings growth is generally strong, driving stock returns rather than macro issues.

This fundamental-based environment contrasts with 2016, when some of our holdings would produce impressive earnings and solid revenue growth, yet a defensive market would focus on macro issues, such as a slowdown in China, weaker oil prices or election uncertainty in several countries.

We expect the market environment to remain conducive to stock picking. If geopolitical fears cause a short-term spike in volatility toward the end of this year, however, we will remain focused on the long-term growth opportunities underpinning some of our highest conviction ideas, and use volatility to add to those positions or incorporate new ideas into the portfolio.

Thank you for your continued investment in the Janus Henderson Global Select Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	NRG Energy Inc	2.14%	Mallinckrodt Plc	-0.55%
	Alibaba Group Holding Ltd (ADR)	1.93%	DexCom Inc	-0.28%
	Citigroup Inc	1.86%	Macy's Inc	-0.24%
	Morgan Stanley	1.44%	Activia Properties Inc	-0.23%
	BNP Paribas SA	1.11%	Flowserve Corp	-0.16%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	3.30%	18.09%	16.51%
	Utilities	2.15%	3.19%	3.15%
	Consumer Staples	1.72%	7.37%	9.46%
	Financials	1.55%	21.51%	18.41%
	Energy	0.20%	5.84%	6.62%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.90%	10.46%	11.19%
	Industrials	-0.61%	9.88%	10.69%
	Materials	-0.40%	5.25%	5.28%
	Other**	-0.35%	2.19%	0.00%
	Real Estate	-0.02%	0.73%	3.15%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Citigroup Inc
Banks	4.1%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	3.8%
Coca-Cola Co
Beverages	2.8%
BNP Paribas SA
Banks	2.7%
Estee Lauder Cos Inc
Personal Products	2.7%
16.1%

Asset Allocation - (% of Net Assets)
Common Stocks	96.5%
Investment Companies	2.0%
Preferred Stocks	0.5%
OTC Purchased Options – Puts	0.1%
Other	0.9%
100.0%

Emerging markets comprised 15.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	25.74%	12.10%	3.04%	3.23%	1.06%
Class A Shares at MOP	18.52%	10.78%	2.43%	2.87%
Class C Shares at NAV	24.76%	11.17%	2.18%	2.42%	1.86%
Class C Shares at CDSC	23.76%	11.17%	2.18%	2.42%
Class D Shares(1)	25.91%	12.27%	3.20%	3.33%	0.88%
Class I Shares	26.13%	12.44%	3.15%	3.30%	0.75%
Class N Shares	25.89%	12.22%	3.15%	3.30%	0.69%
Class R Shares	25.25%	11.64%	2.60%	2.79%	1.46%
Class S Shares	25.51%	11.93%	2.92%	3.08%	1.20%
Class T Shares	25.89%	12.22%	3.15%	3.30%	0.94%
MSCI All Country World Index	18.65%	10.20%	3.88%	4.26%
Morningstar Quartile - Class T Shares	1st	1st	3rd	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	61/886	130/698	344/476	223/286

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratio for Class N Shares is estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Global Select Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 30, 2000

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,132.40	$5.51	$1,000.00	$1,019.90	$5.22	1.03%
Class C Shares	$1,000.00	$1,128.00	$9.66	$1,000.00	$1,015.99	$9.15	1.81%
Class D Shares	$1,000.00	$1,134.20	$4.55	$1,000.00	$1,020.81	$4.31	0.85%
Class I Shares	$1,000.00	$1,135.20	$3.80	$1,000.00	$1,021.51	$3.60	0.71%
Class N Shares	$1,000.00	$1,031.40	$1.19	$1,000.00	$1,021.36	$3.75	0.74%
Class R Shares	$1,000.00	$1,130.80	$7.69	$1,000.00	$1,017.85	$7.28	1.44%
Class S Shares	$1,000.00	$1,132.50	$6.20	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,133.20	$4.92	$1,000.00	$1,020.46	$4.66	0.92%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (August 4, 2017 to September 30, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 58/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2017

Shares or Contract Amounts		Value
Common Stocks – 96.5%
Aerospace & Defense – 3.2%
General Dynamics Corp	220,294	$45,288,041
Safran SA	214,410	21,902,928
		67,190,969
Airlines – 1.1%
United Continental Holdings Inc*,†	389,697	23,724,753
Automobiles – 0.9%
Mahindra & Mahindra Ltd	971,555	18,657,575
Banks – 12.2%
BNP Paribas SA	711,512	57,388,815
China Construction Bank Corp	42,625,000	35,360,311
Citigroup Inc	1,189,632	86,533,832
ING Groep NV	1,748,353	32,232,656
Mitsubishi UFJ Financial Group Inc	5,614,000	36,460,313
Permanent TSB Group Holdings PLC*	5,262,077	11,504,594
		259,480,521
Beverages – 4.4%
Coca-Cola Co	1,343,641	60,477,281
Diageo PLC	995,476	32,716,614
		93,193,895
Biotechnology – 2.2%
Regeneron Pharmaceuticals Inc*	48,501	21,685,767
Shire PLC	488,754	24,805,061
		46,490,828
Capital Markets – 2.6%
Morgan Stanley	1,143,220	55,068,907
Chemicals – 3.5%
Air Products & Chemicals Inc	291,056	44,013,488
PPG Industries Inc	280,418	30,470,220
		74,483,708
Construction & Engineering – 1.0%
Eiffage SA	215,772	22,337,860
Diversified Telecommunication Services – 2.9%
Nippon Telegraph & Telephone Corp	942,500	43,200,360
Tower Bersama Infrastructure Tbk PT	37,443,900	18,286,685
		61,487,045
Electric Utilities – 0.8%
Brookfield Infrastructure Partners LP	376,235	16,230,778
Energy Equipment & Services – 0.8%
Schlumberger Ltd	248,002	17,300,620
Health Care Equipment & Supplies – 1.5%
Boston Scientific Corp*	769,166	22,436,572
DexCom Inc*	177,539	8,686,096
		31,122,668
Health Care Providers & Services – 1.8%
Anthem Inc	202,351	38,422,408
Hotels, Restaurants & Leisure – 2.5%
GVC Holdings PLC	4,829,253	53,120,618
Household Durables – 2.2%
PulteGroup Inc	615,918	16,833,039
Sony Corp	813,300	30,259,300
		47,092,339
Independent Power and Renewable Electricity Producers – 2.7%
NRG Energy Inc	2,234,883	57,190,656
Industrial Conglomerates – 1.7%
Siemens AG	261,359	36,817,652
Insurance – 3.7%
AIA Group Ltd	4,409,400	32,514,619
NN Group NV	463,574	19,399,359

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
SBI Life Insurance Co Ltd (144A)*	321,224	$3,442,784
Sony Financial Holdings Inc	1,490,100	24,448,712
		79,805,474
Internet & Direct Marketing Retail – 1.4%
Ctrip.com International Ltd (ADR)*	373,910	19,720,013
MakeMyTrip Ltd*	89,049	2,560,159
MakeMyTrip Ltd (PIPE) (144A)*,§	271,744	7,812,640
		30,092,812
Internet Software & Services – 7.7%
Alibaba Group Holding Ltd (ADR)*,œ	466,634	80,592,358
Alphabet Inc - Class C*	39,820	38,191,760
Tencent Holdings Ltdœ	1,037,600	44,658,523
		163,442,641
Machinery – 1.1%
Flowserve Corp	552,123	23,514,919
Metals & Mining – 1.4%
Rio Tinto Ltd	559,358	29,183,400
Oil, Gas & Consumable Fuels – 5.1%
Canadian Natural Resources Ltd	1,131,678	37,899,896
Petroleo Brasileiro SA (ADR)*	2,029,854	20,379,734
TOTAL SA	944,116	50,705,357
		108,984,987
Personal Products – 2.7%
Estee Lauder Cos Inc	531,257	57,290,755
Pharmaceuticals – 4.7%
AstraZeneca PLC	267,961	17,789,152
Eli Lilly & Co	479,392	41,007,192
Mallinckrodt PLC*	302,063	11,288,094
Zoetis Inc	486,565	31,023,384
		101,107,822
Real Estate Management & Development – 0.6%
Leopalace21 Corp	1,914,000	13,337,268
Road & Rail – 1.1%
Kansas City Southern	220,118	23,922,424
Semiconductor & Semiconductor Equipment – 4.8%
ASML Holding NV	261,557	44,526,851
ON Semiconductor Corp*	1,710,629	31,595,318
Taiwan Semiconductor Manufacturing Co Ltd	3,731,000	26,641,210
		102,763,379
Software – 4.4%
Adobe Systems Inc*	282,858	42,196,756
Nexon Co Ltd*	954,900	24,918,553
salesforce.com Inc*	276,756	25,854,546
		92,969,855
Technology Hardware, Storage & Peripherals – 2.6%
Apple Inc	226,661	34,932,993
Samsung Electronics Co Ltd	9,564	21,414,807
		56,347,800
Textiles, Apparel & Luxury Goods – 3.1%
Cie Financiere Richemont SA	387,741	35,445,800
Samsonite International SA	7,344,900	31,499,770
		66,945,570
Thrifts & Mortgage Finance – 3.3%
LIC Housing Finance Ltd	2,148,846	20,640,437
MGIC Investment Corp*	4,028,273	50,474,261
		71,114,698

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	288,375	$17,781,203
Total Common Stocks (cost $1,524,233,196)		2,058,018,807
Preferred Stocks – 0.5%
Water Utilities – 0.5%
Cia de Saneamento do Parana (cost $11,140,801)	3,070,900	10,492,670
Investment Companies – 2.0%
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $42,384,998)	42,384,998	42,384,998
OTC Purchased Options – Puts – 0.1%
Counterparty/Reference Asset
Bank of America:
Alibaba Group Holdings Ltd,
Notional amount $55,405,368, premiums paid $1,771,939, unrealized depreciation $(1,205,906), exercise price $145.00, expires 12/15/17*	3,208	566,033
UBS AG:
Tencent Holdings Ltd,
Notional amount $31,535,563, premiums paid $1,289,719, unrealized depreciation $(804,053), exercise price 300.00 HKD, expires 12/28/17*	7,327	485,666
Total OTC Purchased Options – Puts (premiums paid $3,061,658, unrealized depreciation $(2,009,959))		1,051,699
Total Investments (total cost $1,580,820,653) – 99.1%		2,111,948,174
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		20,144,277
Net Assets – 100%		$2,132,092,451

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$999,590,283	47.3%
China	181,382,904	8.6
Japan	172,624,506	8.2
France	152,334,960	7.2
United Kingdom	128,431,445	6.1
Netherlands	96,158,866	4.5
Hong Kong	64,014,389	3.0
Canada	54,130,674	2.6
India	53,113,595	2.5
Germany	36,817,652	1.7
Switzerland	35,445,800	1.7
Brazil	30,872,404	1.5
Australia	29,183,400	1.4
Taiwan	26,641,210	1.3
South Korea	21,414,807	1.0
Indonesia	18,286,685	0.9
Ireland	11,504,594	0.5

Total	$2,111,948,174	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$17,470∆	$—	$—	$—
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	189,770	—	—	42,384,998

Total Affiliated Investments – 2.0%	$207,240	$—	$—	$42,384,998

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	—	460,167	(460,167)	—
Money Markets – 2.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	45,705,708	448,188,748	(451,509,458)	42,384,998

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Select Fund

Schedule of Investments

September 30, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Equity Contracts
Asset Derivatives:
Purchased options contracts, at value	$1,051,699

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(2,009,959)

Please see the "Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Purchased options contracts, put	$ 221,566

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
PIPE	Private Investment in a Public Entity

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2017 is $11,255,424, which represents 0.5% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $3,652,800.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

œ	Security held in connection with an open put or call option.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
MakeMyTrip Ltd (PIPE)	5/2/17	$9,782,784	$7,812,640	0.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Internet & Direct Marketing Retail	$22,280,172	$7,812,640	$-
All Other	2,027,925,995	-	-
Preferred Stocks	-	10,492,670	-
Investment Companies	-	42,384,998	-
OTC Purchased Options – Puts	-	1,051,699	-
Total Assets	$2,050,206,167	$61,742,007	$-

14	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	2,068,511,477
Affiliated investments, at value(2)	42,384,998
Purchased options, at value(3)	1,051,699
Restricted cash (Note 1)	12,875,167
Non-interested Trustees' deferred compensation	39,292
Receivables:
Investments sold	7,752,451
Dividends	4,572,684
Foreign tax reclaims	218,950
Fund shares sold	115,695
Dividends from affiliates	26,126
Other assets	17,657,928
Total Assets	2,155,206,467
Liabilities:
Due to custodian	20,816,509
Payables:	—
Advisory fees	1,147,604
Fund shares repurchased	485,784
Transfer agent fees and expenses	347,339
Custodian fees	44,589
Non-interested Trustees' deferred compensation fees	39,292
Professional fees	32,355
Non-interested Trustees' fees and expenses	14,125
Fund administration fees	13,986
12b-1 Distribution and shareholder servicing fees	3,242
Accrued expenses and other payables	169,191
Total Liabilities	23,114,016
Net Assets	$2,132,092,451

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Select Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,590,820,952
Undistributed net investment income/(loss)	13,894,060
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,962,178)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	530,339,617
Total Net Assets	$2,132,092,451
Net Assets - Class A Shares	$3,950,955
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	244,447
Net Asset Value Per Share(4)	$16.16
Maximum Offering Price Per Share(5)	$17.15
Net Assets - Class C Shares	$2,521,258
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	160,653
Net Asset Value Per Share(4)	$15.69
Net Assets - Class D Shares	$1,560,200,069
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	97,134,953
Net Asset Value Per Share	$16.06
Net Assets - Class I Shares	$16,745,228
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,039,101
Net Asset Value Per Share	$16.12
Net Assets - Class N Shares	$29,132,655
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,810,797
Net Asset Value Per Share	$16.09
Net Assets - Class R Shares	$483,997
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,278
Net Asset Value Per Share	$15.99
Net Assets - Class S Shares	$379,407
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,358
Net Asset Value Per Share	$16.24
Net Assets - Class T Shares	$518,678,882
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,247,263
Net Asset Value Per Share	$16.08

(1) Includes cost of $1,535,373,997.

(2) Includes cost of $42,384,998.

(3) Premiums paid of $3,061,658.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Statement of Operations

For the year ended September 30, 2017(1)

Investment Income:
Dividends	$35,796,059
Dividends from affiliates	189,770
Affiliated securities lending income, net	17,470
Other income	26,658
Foreign tax withheld	(2,262,478)
Total Investment Income	33,767,479
Expenses:
Advisory fees	12,424,233
12b-1Distribution and shareholder servicing fees:
Class A Shares	10,699
Class C Shares	27,279
Class R Shares	1,826
Class S Shares	870
Transfer agent administrative fees and expenses:
Class D Shares	1,708,716
Class R Shares	913
Class S Shares	870
Class T Shares	1,194,618
Transfer agent networking and omnibus fees:
Class A Shares	4,049
Class C Shares	3,657
Class I Shares	12,304
Other transfer agent fees and expenses:
Class A Shares	541
Class C Shares	364
Class D Shares	496,336
Class I Shares	1,369
Class N Shares	73
Class R Shares	51
Class S Shares	28
Class T Shares	9,946
Shareholder reports expense	497,468
Fund administration fees	174,338
Custodian fees	152,605
Registration fees	128,618
Professional fees	79,063
Non-interested Trustees’ fees and expenses	59,427
Other expenses	109,431
Total Expenses	17,099,692
Less: Excess Expense Reimbursement and Waivers	(57,145)
Net Expenses	17,042,547
Net Investment Income/(Loss)	16,724,932
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	91,602,701
Total Net Realized Gain/(Loss) on Investments	91,602,701
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	345,141,286
Purchased options contracts	(2,009,959)
Total Change in Unrealized Net Appreciation/Depreciation	343,131,327
Net Increase/(Decrease) in Net Assets Resulting from Operations	$451,458,960

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Select Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$16,724,932	$14,214,497
Net realized gain/(loss) on investments	91,602,701	(86,549,836)
Change in unrealized net appreciation/depreciation	343,131,327	174,775,928
Net Increase/(Decrease) in Net Assets Resulting from Operations	451,458,960	102,440,589
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(39,884)	(47,857)
Class C Shares	(3,099)	—
Class D Shares	(15,154,001)	(15,365,305)
Class I Shares	(236,396)	(314,685)
Class R Shares	(1,788)	(765)
Class S Shares	(2,331)	(2,040)
Class T Shares	(4,846,077)	(5,024,882)
Net Decrease from Dividends and Distributions to Shareholders	(20,283,576)	(20,755,534)
Capital Share Transactions:
Class A Shares	(1,513,835)	(685,156)
Class C Shares	(1,099,347)	(583,747)
Class D Shares	(109,539,113)	(110,099,593)
Class I Shares	(9,821,692)	(5,383,275)
Class N Shares	28,173,220	N/A
Class R Shares	101,396	(35,990)
Class S Shares	(11,973)	(87,329)
Class T Shares	(45,418,799)	(48,525,548)
Net Increase/(Decrease) from Capital Share Transactions	(139,130,143)	(165,400,638)
Net Increase/(Decrease) in Net Assets	292,045,241	(83,715,583)
Net Assets:
Beginning of period	1,840,047,210	1,923,762,793
End of period	$2,132,092,451	$1,840,047,210

Undistributed Net Investment Income/(Loss)	$13,894,060	$13,976,206

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$12.97	$12.40	$13.27		$11.69	$9.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.07(1)	0.08(1)		0.07(1)	0.07
Net realized and unrealized gain/(loss)	3.21	0.62	(0.88)		1.51	2.27
Total from Investment Operations	3.31	0.69	(0.80)		1.58	2.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.07)		—	—
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.12)	(0.12)	(0.07)		—	—
Net Asset Value, End of Period	$16.16	$12.97	$12.40		$13.27	$11.69
Total Return*	25.74%	5.57%	(6.03)%		13.52%	25.03%
Net Assets, End of Period (in thousands)	$3,951	$4,537	$5,007		$5,606	$7,427
Average Net Assets for the Period (in thousands)	$4,294	$4,780	$5,786		$6,593	$9,256
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.06%	0.97%		1.05%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.06%	0.97%		1.05%	1.17%
Ratio of Net Investment Income/(Loss)	0.67%	0.59%	0.58%		0.51%	0.23%
Portfolio Turnover Rate	42%	58%	62%		55%	53%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.59	$12.02	$12.90	$11.48	$9.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.02)(1)	(0.03)(1)	(0.04)(1)	(0.17)
Net realized and unrealized gain/(loss)	3.13	0.59	(0.85)	1.46	2.40
Total from Investment Operations	3.11	0.57	(0.88)	1.42	2.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—	—
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—	—
Net Asset Value, End of Period	$15.69	$12.59	$12.02	$12.90	$11.48
Total Return*	24.76%	4.74%	(6.82)%	12.37%	24.11%
Net Assets, End of Period (in thousands)	$2,521	$3,026	$3,471	$3,920	$4,333
Average Net Assets for the Period (in thousands)	$2,738	$3,228	$3,866	$4,224	$4,976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%	1.86%	1.80%	1.88%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.82%	1.86%	1.80%	1.88%	1.93%
Ratio of Net Investment Income/(Loss)	(0.13)%	(0.21)%	(0.25)%	(0.29)%	(0.54)%
Portfolio Turnover Rate	42%	58%	62%	55%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.90	$12.33	$13.20	$11.68	$9.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.10(1)	0.09(1)	0.09(1)	0.06
Net realized and unrealized gain/(loss)	3.19	0.61	(0.86)	1.49	2.31
Total from Investment Operations	3.31	0.71	(0.77)	1.58	2.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.14)	(0.10)	(0.06)	(0.06)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.15)	(0.14)	(0.10)	(0.06)	(0.06)
Net Asset Value, End of Period	$16.06	$12.90	$12.33	$13.20	$11.68
Total Return*	25.91%	5.77%	(5.90)%	13.55%	25.38%
Net Assets, End of Period (in thousands)	$1,560,200	$1,353,449	$1,403,376	$1,615,507	$1,548,438
Average Net Assets for the Period (in thousands)	$1,427,056	$1,358,987	$1,615,199	$1,627,022	$1,508,289
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.88%	0.87%	0.86%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.88%	0.87%	0.86%	0.91%
Ratio of Net Investment Income/(Loss)	0.87%	0.78%	0.68%	0.74%	0.54%
Portfolio Turnover Rate	42%	58%	62%	55%	53%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.94	$12.37	$13.24	$11.72	$9.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.11(1)	0.11(1)	0.11(1)	0.07
Net realized and unrealized gain/(loss)	3.18	0.62	(0.87)	1.49	2.32
Total from Investment Operations	3.34	0.73	(0.76)	1.60	2.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.16)	(0.11)	(0.08)	(0.04)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.16)	(0.16)	(0.11)	(0.08)	(0.04)
Net Asset Value, End of Period	$16.12	$12.94	$12.37	$13.24	$11.72
Total Return*	26.13%	5.95%	(5.79)%	13.73%	25.63%
Net Assets, End of Period (in thousands)	$16,745	$20,189	$24,648	$35,503	$33,056
Average Net Assets for the Period (in thousands)	$28,860	$22,610	$34,328	$34,589	$24,652
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.75%	0.72%	0.73%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.75%	0.72%	0.73%	0.76%
Ratio of Net Investment Income/(Loss)	1.09%	0.89%	0.83%	0.87%	0.89%
Portfolio Turnover Rate	42%	58%	62%	55%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30	2017(1)
Net Asset Value, Beginning of Period	$15.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04
Net realized and unrealized gain/(loss)	0.45
Total from Investment Operations	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$16.09
Total Return*	3.14%
Net Assets, End of Period (in thousands)	$29,133
Average Net Assets for the Period (in thousands)	$18,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%
Ratio of Net Investment Income/(Loss)	1.61%
Portfolio Turnover Rate	42%

Class R Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.84	$12.23	$13.09	$11.59	$9.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.03(2)	—(2)(3)	0.02(2)	(0.09)
Net realized and unrealized gain/(loss)	3.18	0.61	(0.85)	1.48	2.38
Total from Investment Operations	3.23	0.64	(0.85)	1.50	2.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.03)	(0.01)	—	—
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.08)	(0.03)	(0.01)	—	—
Net Asset Value, End of Period	$15.99	$12.84	$12.23	$13.09	$11.59
Total Return*	25.25%	5.23%	(6.50)%	12.94%	24.62%
Net Assets, End of Period (in thousands)	$484	$302	$325	$560	$919
Average Net Assets for the Period (in thousands)	$366	$307	$406	$792	$1,696
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.46%	1.43%	1.44%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.46%	1.43%	1.44%	1.46%
Ratio of Net Investment Income/(Loss)	0.35%	0.21%	0.00%(4)	0.13%	(0.09)%
Portfolio Turnover Rate	42%	58%	62%	55%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Select Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.04	$12.43	$13.32	$11.76	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.06(1)	0.06(1)	0.04(1)	0.16
Net realized and unrealized gain/(loss)	3.21	0.63	(0.89)	1.52	2.20
Total from Investment Operations	3.30	0.69	(0.83)	1.56	2.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.08)	(0.06)	—	(0.08)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.10)	(0.08)	(0.06)	—	(0.08)
Net Asset Value, End of Period	$16.24	$13.04	$12.43	$13.32	$11.76
Total Return*	25.51%	5.53%	(6.23)%	13.27%	25.00%
Net Assets, End of Period (in thousands)	$379	$312	$383	$424	$733
Average Net Assets for the Period (in thousands)	$349	$334	$452	$542	$1,071
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.20%	1.18%	1.19%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.18%	1.15%	1.16%	1.18%
Ratio of Net Investment Income/(Loss)	0.60%	0.48%	0.41%	0.34%	0.22%
Portfolio Turnover Rate	42%	58%	62%	55%	53%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.91	$12.34	$13.21	$11.69	$9.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.09(1)	0.09(1)	0.09(1)	0.05
Net realized and unrealized gain/(loss)	3.19	0.61	(0.87)	1.48	2.32
Total from Investment Operations	3.31	0.70	(0.78)	1.57	2.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.13)	(0.09)	(0.05)	(0.05)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.14)	(0.13)	(0.09)	(0.05)	(0.05)
Net Asset Value, End of Period	$16.08	$12.91	$12.34	$13.21	$11.69
Total Return*	25.89%	5.70%	(5.95)%	13.46%	25.33%
Net Assets, End of Period (in thousands)	$518,679	$458,233	$486,552	$567,919	$595,722
Average Net Assets for the Period (in thousands)	$478,930	$466,452	$561,476	$596,800	$616,392
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.94%	0.92%	0.93%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.93%	0.91%	0.92%	0.95%
Ratio of Net Investment Income/(Loss)	0.81%	0.73%	0.64%	0.67%	0.49%
Portfolio Turnover Rate	42%	58%	62%	55%	53%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Select Fund (formerly named Janus Global Select Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

Janus Investment Fund	23

Janus Henderson Global Select Fund

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	25

Janus Henderson Global Select Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of September 30, 2017, the Fund has restricted cash in the amount of $12,875,167. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

26	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Financial Statements

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by

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Janus Henderson Global Select Fund

Notes to Financial Statements

having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

28	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the year ended September 30, 2017, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of September 30, 2017, the Fund has available investment quota of $12,875,167. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and

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Janus Henderson Global Select Fund

Notes to Financial Statements

standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

30	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Financial Statements

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$566,033	$—	$—	$566,033
UBS AG	485,666	—	—	485,666

Total	$1,051,699	$—	$—	$1,051,699
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Janus Investment Fund	31

Janus Henderson Global Select Fund

Notes to Financial Statements

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of September 30, 2017.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.94% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. The previous expense limit (until Feb 1, 2017) was 1.02%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R

32	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Financial Statements

Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds

Janus Investment Fund	33

Janus Henderson Global Select Fund

Notes to Financial Statements

from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $778.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $23.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	100	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure

34	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Financial Statements

that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $5,417,836 in purchases and $11,215,033 in sales, resulting in a net realized gain of $2,596,883. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 18,870,941	$ -	$ (1,689,272)	$ -	$ -	$ (839,774)	$524,929,604

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,689,272)	$ -	$ (1,689,272)

As of September 30, 2017, capital loss carryovers of $393,456,699 expired unused. As a result, the amount has been reclassified to capital.

During the year ended September 30, 2017, capital loss carryovers of $14,301,910 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,587,018,570	$561,905,501	$(36,975,897)	$ 524,929,604

Janus Investment Fund	35

Janus Henderson Global Select Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 20,283,576	$ -	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 20,755,534	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (393,456,699)	$ 3,476,498	$ 389,980,201

36	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	65,956	$ 960,609	64,682	$ 800,642
Reinvested dividends and distributions	3,022	39,681	3,720	47,134
Shares repurchased	(174,237)	(2,514,125)	(122,425)	(1,532,932)
Net Increase/(Decrease)	(105,259)	$ (1,513,835)	(54,023)	$ (685,156)
Class C Shares:
Shares sold	3,549	$ 49,037	15,321	$ 189,937
Reinvested dividends and distributions	179	2,294	-	-
Shares repurchased	(83,319)	(1,150,678)	(63,783)	(773,684)
Net Increase/(Decrease)	(79,591)	$ (1,099,347)	(48,462)	$ (583,747)
Class D Shares:
Shares sold	2,075,744	$ 29,643,322	1,893,725	$ 23,225,742
Reinvested dividends and distributions	1,133,593	14,770,722	1,193,722	15,005,085
Shares repurchased	(11,019,032)	(153,953,157)	(11,996,196)	(148,330,420)
Net Increase/(Decrease)	(7,809,695)	$(109,539,113)	(8,908,749)	$(110,099,593)
Class I Shares:
Shares sold	1,760,294	$ 25,095,174	216,644	$ 2,712,984
Reinvested dividends and distributions	16,266	212,435	21,712	273,572
Shares repurchased	(2,298,007)	(35,129,301)	(669,930)	(8,369,831)
Net Increase/(Decrease)	(521,447)	$ (9,821,692)	(431,574)	$ (5,383,275)
Class N Shares:
Shares sold	1,823,617	$ 28,376,433	-	$ -
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(12,820)	(203,213)	-	-
Net Increase/(Decrease)	1,810,797	$ 28,173,220	N/A	N/A
Class R Shares:
Shares sold	11,058	$ 162,905	11,504	$ 143,018
Reinvested dividends and distributions	129	1,679	58	733
Shares repurchased	(4,409)	(63,188)	(14,634)	(179,741)
Net Increase/(Decrease)	6,778	$ 101,396	(3,072)	$ (35,990)
Class S Shares:
Shares sold	13,055	$ 187,967	1,392	$ 17,308
Reinvested dividends and distributions	176	2,331	160	2,040
Shares repurchased	(13,823)	(202,271)	(8,425)	(106,677)
Net Increase/(Decrease)	(592)	$ (11,973)	(6,873)	$ (87,329)
Class T Shares:
Shares sold	2,691,405	$ 38,956,005	2,318,660	$ 28,693,707
Reinvested dividends and distributions	361,809	4,725,222	389,394	4,902,465
Shares repurchased	(6,287,595)	(89,100,026)	(6,649,027)	(82,121,720)
Net Increase/(Decrease)	(3,234,381)	$ (45,418,799)	(3,940,973)	$ (48,525,548)
(1)	Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$802,143,040	$ 922,209,636	$ -	$ -

Janus Investment Fund	37

Janus Henderson Global Select Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Global Select Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

Janus Investment Fund	39

Janus Henderson Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free)(or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

56	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	57

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

58	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	59

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

60	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	61

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

62	SEPTEMBER 30, 2017

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	63

Janus Henderson Global Select Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Select Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,813,660,747.716	736,116,290.241	54,903,893.803	59,202,312.889	151,758,322.440	1,001,980,819.374

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
40.587	3.027	3.264	8.368	55.246	73.466	5.480	5.909	15.146	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,813,660,747.716	670,070,123.685	110,923,691.991	69,230,318.050	151,758,296.440	1,001,982,430.166

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
36.946	6.116	3.817	8.368	55.246	66.874	11.070	6.909	15.146	100.000

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Janus Henderson Global Select Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Foreign Taxes Paid	$2,262,477
Foreign Source Income	$24,094,210
Dividends Received Deduction Percentage	58%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Select Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Henderson Global Select Fund	8/12-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

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Notes

NotesPage2

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93046 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Global Technology Fund (formerly named Janus Global Technology Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Technology Fund

Janus Henderson Global Technology Fund (unaudited)

FUND SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Brad Slingerlend co-portfolio manager

PERFORMANCE

During the 12 months ended September 30, 2017, Janus Henderson Global Technology Fund’s Class I Shares returned 32.21%. By comparison, the Fund’s primary benchmark, the S&P 500 Index, returned 18.61% while the Fund’s secondary benchmark, the MSCI All Country World Information Technology Index, returned 30.00%.

MARKET ENVIRONMENT

Global stocks rose during the period, with the technology sector outperforming the broader market. The sector’s solid performance, in our view, was due in part to investors beginning to recognize the magnitude of the generational shifts occurring within technology. This encapsulates not only innovative new products and services, but perhaps more importantly, the breadth of end markets in which they can be applied. For example, investors have begun to coalesce around our long-held view that semiconductors are well positioned to capitalize on the rollout of the Internet of Things (IoT). Important beneficiaries of growth in connected devices include semiconductor makers and the equipment companies that supply them, along with sensor and connector manufacturers. Internet stocks were also among technology’s strongest performers. But rather than being driven by U.S.-domiciled giants, it was China’s Alibaba and Tencent Holdings – two of the Fund’s leading individual contributors – that delivered some of the strongest returns. We have long favored these companies, as the rapid adoption of web-based services in China should allow the country to leapfrog the legacy economic paradigms that presently weigh down many advanced economies.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the S&P 500 Index, and its secondary benchmark, the MSCI All Country World Information Technology Index, for the period. Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. We believe our focus on less-volatile stocks than the benchmark’s holdings, in addition to companies that can benefit from the high pace of change in technology, can provide better performance long term.

Contributing most to relative performance on a sector basis were IT consulting and other services along with communications equipment, both due to stock selection and an underweight relative to the benchmark. Detracting most from relative returns were the Fund’s holdings in applications software and technology hardware, storage and peripherals.

Two leading individual contributors to performance were Alibaba and Tencent Holdings of China. The strong, competitive position of these companies allows them to play a leading role in shaping the country’s digital landscape with regard to both commercial and social interactions. Both companies have been proactive in investing in related businesses, which we believe will further cement their market-leading positions. The strength in the stock price of these two companies over the past six months is evidence that the broader market is waking up to the tremendous long-term opportunity presented by digitalization in China.

Our research shows that Tencent has improved paying user rates for both mobile and personal computer (PC) gaming customers. While PC-based games enjoy stronger monetization at present, mobile now accounts for a larger share of revenue given its more sizable customer base, and it is growing at a much faster rate. In addition to strides made in growing revenue, we like that Tencent is investing with an eye toward the future. Management has stated that it is integrating artificial intelligence (AI) and

Janus Investment Fund	1

Janus Henderson Global Technology Fund (unaudited)

big data throughout the business to improve products, efficiencies and, ultimately, profitability.

Shares in e-commerce giant Alibaba delivered a strong period. This comes in the year that the Chinese retail sector is set to surpass that of the U.S. More impressive is that the gross merchandise value (GMV) sold by Alibaba now exceeds the e-commerce businesses of Wal-Mart, Home Depot, Amazon and Best Buy – combined. While e-commerce remains the core of Alibaba’s model, the company has pushed aggressively into new businesses. Its Ant Financial subsidiary has been effective at cross-selling a suite of financial services products that include wealth management, consumer loans and insurance. In contrast to Alibaba’s Alipay payment platform, which produces low gross margins, Ant Financial’s products have proven to be much more profitable. Given the momentum behind the business, we are not surprised that Ant Financial is being positioned for an initial public offering at some point in the future.

The stock of Alphabet, the parent company of Google, rose during the period and contributed to Fund performance. The company continues to execute on the key tenets underpinning our thesis in the enterprise. Both search and YouTube remain important revenue generators, with commanding positions in their respective markets. Yet, the main headline surrounding Alphabet, at first, appeared to represent a substantial risk: the ruling handed down by the European Union during the period. The fine suggested by Europe’s antitrust regulator against Alphabet stands to be the largest ever imposed by that entity. Yet, the market had been aware of these allegations for years and the ultimate decision was largely priced into the stock. Still, we recognize the possibility of increased regulatory risk for Alphabet and other leading Internet companies as governments review their market positions and privacy policies. While the Trump administration, in our view, has so far taken a lighter-touch approach to Internet regulation, we believe that European authorities will continue to exercise greater vigilance.

Shutterstock, a provider of stock images, video, editorial content and enterprise content management tools, weighed most on returns. We believed the breadth of the services provided by the company stood to create a network effect where its customer base of marketing and creative professionals become more reliant upon Shutterstock’s services. We exited our position in the company due to a slowdown in the expected growth rate of the company’s core business.

Ultimate Software, a cloud-based provider of people management solutions, fell as the company’s shift toward servicing larger customers encountered setbacks. We believe the company’s Software as a Service (SaaS) product suite will find traction with larger customers and, thus, still maintain a position in the company. Still, we are watching closely management’s progress in servicing larger customers.

Shares in SPS Commerce, a cloud-based software company for retailers, fell during the period. The company was mired in the negative sentiment enveloping its customer base of traditional retailers. Shifting consumption patterns and the competitive threat that Amazon poses across a broad swath of the retail space has cast a pall over the industry. We exited our position in the company during the period.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

Corporate results reported during the latter part of the period provide evidence that the transition to the cloud and the deployment of IoT – two of our favored long-term themes – are accelerating. We expect that the refinement and adoption of AI will further entrench these themes as key shapers of the technology sector in the years to come. What further excites us is that both the cloud and IoT are now gaining traction in Europe and Asia. We believe the opportunity knows no geographical boundaries nor is it limited to any industrial sector. Instead, the shift to subscription-based cloud services will be horizontal, attracting a wider customer base than technology companies have historically relied upon.

Semiconductors will be instrumental in this process. Not only will IoT lead to a proliferation of “smart products,” it will also connect myriad other devices through sensors and radios that will gather data to be analyzed by cloud computing platforms. Rather than viewing the recent performance of IoT-exposed companies as a cyclical pop, we believe it is the advent of a secular trend that will reshape how technology is utilized across all industries. With the connectivity provided by semiconductors at the nexus of this megatrend, we have reasonable expectation that chipmakers may in fact take the reins of technology leadership alongside the Internet and software.

As companies and households first embraced computers and then the Internet in 1990s and early 2000s,

2	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund (unaudited)

semiconductor revenue growth exceeded that of GDP by two to three times. In recent years, the rate has downshifted, often only matching the pace of GDP. We expect IoT to act as a catalyst for semiconductors again achieving or exceeding those historical growth rates. A wave of mergers has led to rationalization of supply and, in our view, markedly more well-run businesses. Fewer companies should also lead to more industry discipline and improved pricing power. And semiconductor companies are well positioned to benefit from increased demand.

The cyclicality that management teams have historically had to navigate should be less onerous as the widening of their customer base should lessen the amplitude of semiconductor investment cycle. Due to the convergence of these secular tailwinds, we view many of the semiconductor names we favor as belonging in the “resilient” sleeve of the portfolio.

While we are enthused by these forces, we manage the portfolio with a constant eye toward protecting against downside risk. At present, what most merits our attention is the possibility of regulatory encroachment. Indeed, the period saw a wave of events that have the potential to snowball into a movement calling for greater privacy protection for customers. Of note were the data breach at a credit reporting company impacting more than 100 million Americans as well as Russia’s use of social media advertising during the U.S. election season. So far, governments have largely shown a light hand toward Internet regulation. A possible shift may come from Europe where authorities are considering placing regulations on the use of data. We continue to monitor the threat of increased regulation closely.

We also exercise strict valuation discipline in our management process. We are aware that valuations across the sector have risen, but we believe that additional price appreciation is possible without the support of multiple expansion due to underappreciated earnings growth.

Thank you for your investment in Janus Henderson Global Technology Fund.

Janus Investment Fund	3

Janus Henderson Global Technology Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	2.29%	Shutterstock Inc	-0.43%
	Tencent Holdings Ltd	1.94%	Ultimate Software Group Inc	-0.16%
	Alibaba Group Holding Ltd (ADR)	1.85%	Apptio Inc	-0.11%
	Alphabet Inc - Class C	1.66%	Broadcom Ltd	-0.09%
	Samsung Electronics Co Ltd	1.48%	SPS Commerce Inc	-0.09%

	4 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.85%	84.21%	100.00%
	Industrials	0.12%	0.96%	0.00%
	Financials	0.00%	0.00%	0.00%
	Telecommunication Services	-0.04%	0.41%	0.00%

	3 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.65%	2.16%	0.00%
	Consumer Discretionary	-0.24%	8.99%	0.00%
	Real Estate	-0.08%	3.27%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	6.1%
Alphabet Inc - Class C
Internet Software & Services	5.9%
salesforce.com Inc
Software	4.0%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	3.8%
Tencent Holdings Ltd
Internet Software & Services	3.8%
23.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.8%
Investment Companies	2.2%
Other	(2.0)%
100.0%

Emerging markets comprised 17.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

Janus Investment Fund	5

Janus Henderson Global Technology Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	31.84%	19.00%	11.06%	8.30%	1.08%
Class A Shares at MOP	24.26%	17.59%	10.40%	7.96%
Class C Shares at NAV	30.91%	18.19%	10.23%	7.53%	1.82%
Class C Shares at CDSC	29.91%	18.19%	10.23%	7.53%
Class D Shares(1)	32.12%	19.25%	11.26%	8.48%	0.88%
Class I Shares	32.21%	19.35%	11.21%	8.45%	0.80%
Class N Shares	31.99%	19.18%	11.21%	8.45%	0.71%
Class S Shares	31.65%	18.88%	10.92%	8.16%	1.21%
Class T Shares	31.99%	19.18%	11.21%	8.45%	0.95%
S&P 500 Index	18.61%	14.22%	7.44%	5.90%
MSCI All Country World Information Technology Index	30.00%	16.71%	8.82%	5.05%
Morningstar Quartile - Class T Shares	1st	2nd	1st	2nd
Morningstar Ranking - based on total returns for Technology Funds	64/209	64/191	36/176	41/105

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund (unaudited)

Performance

The expense ratio for Class N Shares is estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to December 31, 2016, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective May 31, 2017, Denny Fish and Brad Slingerlend are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 31, 1998.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Technology Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,180.60	$5.58	$1,000.00	$1,019.95	$5.17	1.02%
Class C Shares	$1,000.00	$1,176.00	$9.66	$1,000.00	$1,016.19	$8.95	1.77%
Class D Shares	$1,000.00	$1,182.10	$4.54	$1,000.00	$1,020.91	$4.20	0.83%
Class I Shares	$1,000.00	$1,182.40	$4.05	$1,000.00	$1,021.36	$3.75	0.74%
Class N Shares	$1,000.00	$1,182.80	$3.78	$1,000.00	$1,021.61	$3.50	0.69%
Class S Shares	$1,000.00	$1,179.90	$6.34	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,181.30	$5.03	$1,000.00	$1,020.46	$4.66	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 99.8%
Air Freight & Logistics – 0.4%
BEST Inc (ADR)*,#	656,667	$7,860,304
Automobiles – 0.6%
BYD Co Ltd#	1,328,500	12,321,870
Communications Equipment – 1.2%
CommScope Holding Co Inc*	560,366	18,609,755
Harris Corp	50,811	6,690,793
		25,300,548
Electronic Equipment, Instruments & Components – 7.4%
Amphenol Corp	848,045	71,778,529
Flex Ltd*	1,813,314	30,046,613
National Instruments Corp	560,554	23,638,562
TE Connectivity Ltd	369,619	30,700,554
		156,164,258
Equity Real Estate Investment Trusts (REITs) – 2.7%
American Tower Corp	283,277	38,718,300
Equinix Inc	41,812	18,660,696
		57,378,996
Household Durables – 0.9%
Sony Corp	508,900	18,933,921
Information Technology Services – 4.7%
Amdocs Ltd	251,456	16,173,650
Black Knight Financial Services Inc*	176,907	7,615,846
Fidelity National Information Services Inc	156,737	14,637,668
Gartner Inc*	328,865	40,914,095
InterXion Holding NV*	223,438	11,379,697
Worldpay Group PLC	1,603,703	8,744,971
		99,465,927
Insurance – 0%
ZhongAn Online P&C Insurance Co Ltd (144A)*	111,800	908,134
Internet & Direct Marketing Retail – 6.4%
Amazon.com Inc*,†	51,460	49,471,071
Ctrip.com International Ltd (ADR)*	430,549	22,707,154
MakeMyTrip Ltd*	250,800	7,210,500
MakeMyTrip Ltd (PIPE) (144A)*,§	55,452	1,594,245
Netflix Inc*	121,466	22,027,859
Netshoes Cayman Ltd*	231,488	3,044,067
Priceline Group Inc*,†	16,630	30,446,537
		136,501,433
Internet Software & Services – 23.9%
Alibaba Group Holding Ltd (ADR)*,†	466,794	80,619,992
Alphabet Inc - Class A*,†	12,033	11,716,773
Alphabet Inc - Class C*,†	130,863	125,512,012
Baozun Inc (ADR)*,#	267,721	8,770,540
Care.com Inc*	405,808	6,448,289
ChannelAdvisor Corp*	465,407	5,352,181
CoStar Group Inc*	80,829	21,682,379
Coupa Software Inc*,#	281,125	8,757,044
Envestnet Inc*	225,579	11,504,529
Etsy Inc*	859,386	14,506,436
Facebook Inc†	384,614	65,718,994
Instructure Inc*	218,674	7,249,043
MercadoLibre Inc	75,445	19,534,974
MuleSoft Inc*,#	146,933	2,959,231
Okta Inc*,#	155,502	4,386,711
Okta Inc (PP)*,§	554,772	14,867,612
Tencent Holdings Ltd	1,868,200	80,407,722
Yext Inc*,#	306,613	4,071,821
Zillow Group Inc*	292,625	11,766,451
		505,832,734

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Media – 1.3%
Roku Inc*	233,226	$6,189,818
Walt Disney Co	215,571	21,248,833
		27,438,651
Real Estate Management & Development – 0.3%
Redfin Corp*,#	219,465	5,506,377
Semiconductor & Semiconductor Equipment – 17.1%
ASML Holding NV	200,158	34,074,429
Broadcom Ltd	160,143	38,841,083
Intel Corp	1,294,624	49,299,282
Lam Research Corp	147,875	27,362,790
Microchip Technology Inc	665,771	59,772,920
ON Semiconductor Corp*	1,083,083	20,004,543
Taiwan Semiconductor Manufacturing Co Ltd	7,974,000	56,938,358
Texas Instruments Inc†	429,845	38,531,306
Xilinx Inc	528,157	37,409,360
		362,234,071
Software – 27.4%
Activision Blizzard Inc†	767,044	49,482,008
Adobe Systems Inc*,†	358,855	53,533,989
Atlassian Corp PLC*	321,134	11,287,860
Blackbaud Inc	109,838	9,643,776
Cadence Design Systems Inc*	1,086,155	42,870,538
Constellation Software Inc/Canada	35,555	19,400,217
Electronic Arts Inc*	104,000	12,278,240
Globant SA*	165,707	6,639,880
Guidewire Software Inc*,†	127,983	9,964,756
Lyft Inc*,¢,§	226,605	7,285,351
Microsoft Corp†	1,735,605	129,271,016
Nexon Co Ltd*	467,700	12,204,846
Nice Ltd (ADR)	117,114	9,522,539
salesforce.com Inc*,†	896,621	83,762,334
SS&C Technologies Holdings Inc	362,817	14,567,103
Tyler Technologies Inc*	204,258	35,606,255
Ultimate Software Group Inc*	135,682	25,725,307
Zendesk Inc*	1,589,764	46,278,030
		579,324,045
Technology Hardware, Storage & Peripherals – 5.5%
Apple Inc†	374,272	57,682,801
Samsung Electronics Co Ltd	26,295	58,877,286
		116,560,087
Total Common Stocks (cost $1,360,760,830)		2,111,731,356
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	38,521,647	38,521,647
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	7,088,209	7,088,209
Total Investment Companies (cost $45,609,856)		45,609,856
Total Investments (total cost $1,406,370,686) – 102.0%		2,157,341,212
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(42,571,928)
Net Assets – 100%		$2,114,769,284

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,664,357,706	77.2%
China	213,595,716	9.9
South Korea	58,877,286	2.7
Taiwan	56,938,358	2.6
Netherlands	45,454,126	2.1
Japan	31,138,767	1.5
Brazil	22,579,041	1.1
Canada	19,400,217	0.9
Australia	11,287,860	0.5
Israel	9,522,539	0.4
India	8,804,745	0.4
United Kingdom	8,744,971	0.4
Argentina	6,639,880	0.3

Total	$2,157,341,212	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (0.3)%
Common Stocks Sold Short – (0.3)%
Household Durables – (0.1)%
Nikon Corp	113,200	$(2,113,545)
Software – (0.2)%
Talend SA (ADR)*	88,358	(3,617,377)
Total Securities Sold Short (proceeds $4,728,754)		$(5,730,922)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of Securities Sold Short

Country	Value
France	$(3,617,377)	63.1%
Japan	(2,113,545)	36.9

Total	$(5,730,922)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$411,692∆	$—	$—	$38,521,647
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	198,534	—	—	7,088,209

Total Affiliated Investments – 2.2%	$610,226	$—	$—	$45,609,856

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 0.9785%ºº	35,956,678	393,211,872	(390,646,903)	38,521,647
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	26,129,589	371,539,464	(390,580,844)	7,088,209

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	10/12/17	(134,505,000)	$1,234,054	$37,944
Barclays Capital, Inc.:
Japanese Yen	10/26/17	(144,000,000)	1,284,132	2,558
Citibank NA:
British Pound	10/26/17	(1,665,000)	2,258,739	26,188
Japanese Yen	10/26/17	(743,384,000)	6,624,227	8,244

				34,432
HSBC Securities (USA), Inc.:
Japanese Yen	10/12/17	(119,400,000)	1,095,776	33,989
JPMorgan Chase & Co.:
Japanese Yen	10/26/17	(459,072,000)	4,093,006	7,348
Japanese Yen	10/26/17	(28,000,000)	248,734	(461)

				6,887
Total				$115,810

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$116,271

Liability Derivatives:
Forward foreign currency exchange contracts	$ 461

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$3,157,848	$ -	$3,157,848
Purchased options contracts	-	5,008,191	5,008,191
Written options contracts	-	1,272,731	1,272,731

Total	$3,157,848	$6,280,922	$9,438,770

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 113,123	$ -	$ 113,123
Written options contracts	-	(29,322)	(29,322)

Total	$ 113,123	$ (29,322)	$ 83,801

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Technology Fund

Schedule of Investments

September 30, 2017

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$23,292,881
Purchased options contracts, call	1,076,088
Written options contracts, put	172,889

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement
PIPE	Private Investment in a Public Entity

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2017 is $2,502,379, which represents 0.1% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $157,687,534.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc	12/17/15 - 4/4/17	$6,766,793	$7,285,351	0.3%
MakeMyTrip Ltd (PIPE)	5/2/17	1,996,272	1,594,245	0.1
Okta Inc (PP)	5/23/14	4,387,063	14,867,612	0.7
Total		$13,150,128	$23,747,208	1.1%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

Janus Investment Fund	15

Janus Henderson Global Technology Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Internet & Direct Marketing Retail	$134,907,188	$1,594,245	$-
Internet Software & Services	490,965,122	14,867,612	-
Software	572,038,694	-	7,285,351
All Other	890,073,144	-	-
Investment Companies	-	45,609,856	-
Total Investments in Securities	$2,087,984,148	$62,071,713	$7,285,351
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	116,271	-
Total Assets	$2,087,984,148	$62,187,984	$7,285,351
Liabilities
Investments In Securities Sold Short:
Common Stocks	$5,730,922	$-	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	461	-
Total Liabilities	$5,730,922	$461	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	2,111,731,356
Affiliated investments, at value(3)	45,609,856
Cash	11,307
Deposits with brokers for short sales	4,728,754
Forward foreign currency exchange contracts	116,271
Cash denominated in foreign currency(4)	31
Closed foreign currency contracts	20,162
Non-interested Trustees' deferred compensation	38,960
Receivables:
Investments sold	1,678,990
Fund shares sold	1,572,626
Dividends	579,691
Dividends from affiliates	6,353
Foreign tax reclaims	4,834
Other assets	179,905
Total Assets	2,166,279,096
Liabilities:
Collateral for securities loaned (Note 3)	38,521,647
Short sales, at value(5)	5,730,922
Forward foreign currency exchange contracts	461
Payables:	—
Investments purchased	4,125,590
Fund shares repurchased	1,400,790
Advisory fees	1,135,625
Transfer agent fees and expenses	315,616
12b-1 Distribution and shareholder servicing fees	82,464
Non-interested Trustees' deferred compensation fees	38,960
Professional fees	29,148
Fund administration fees	13,840
Non-interested Trustees' fees and expenses	12,402
Custodian fees	5,966
Accrued expenses and other payables	96,381
Total Liabilities	51,509,812
Net Assets	$2,114,769,284

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Technology Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,286,602,078
Undistributed net investment income/(loss)	(1,150,469)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	79,230,481
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	750,087,194
Total Net Assets	$2,114,769,284
Net Assets - Class A Shares	$107,783,290
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,702,360
Net Asset Value Per Share(6)	$29.11
Maximum Offering Price Per Share(7)	$30.89
Net Assets - Class C Shares	$70,002,480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,596,532
Net Asset Value Per Share(6)	$26.96
Net Assets - Class D Shares	$1,147,817,967
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	38,660,087
Net Asset Value Per Share	$29.69
Net Assets - Class I Shares	$176,638,666
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,905,467
Net Asset Value Per Share	$29.91
Net Assets - Class N Shares	$6,090,885
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	205,808
Net Asset Value Per Share	$29.59
Net Assets - Class S Shares	$4,951,357
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	172,203
Net Asset Value Per Share	$28.75
Net Assets - Class T Shares	$601,484,639
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,361,664
Net Asset Value Per Share	$29.54

(1) Includes cost of $1,360,760,830.

(2) Includes $37,377,206 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $45,609,856.

(4) Includes cost of $31.

(5) Proceeds $4,728,754.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Statement of Operations

For the year ended September 30, 2017(1)

Investment Income:
Dividends	$13,414,714
Affiliated securities lending income, net	411,692
Dividends from affiliates	198,534
Foreign tax withheld	(599,764)
Total Investment Income	13,425,176
Expenses:
Advisory fees	10,244,563
12b-1Distribution and shareholder servicing fees:
Class A Shares	112,233
Class C Shares	271,681
Class S Shares	16,068
Transfer agent administrative fees and expenses:
Class D Shares	1,148,352
Class S Shares	16,192
Class T Shares	1,192,255
Transfer agent networking and omnibus fees:
Class A Shares	38,924
Class C Shares	20,525
Class I Shares	55,260
Other transfer agent fees and expenses:
Class A Shares	5,136
Class C Shares	3,228
Class D Shares	239,597
Class I Shares	4,295
Class N Shares	119
Class S Shares	155
Class T Shares	6,855
Shareholder reports expense	250,656
Fund administration fees	143,293
Registration fees	140,973
Short sale fees and expenses	50,097
Non-interested Trustees’ fees and expenses	49,113
Professional fees	45,079
Custodian fees	40,905
Short sales dividends expense	18,200
Other expenses	144,773
Total Expenses	14,258,527
Less: Excess Expense Reimbursement and Waivers	(39,649)
Net Expenses	14,218,878
Net Investment Income/(Loss)	(793,702)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Technology Fund

Statement of Operations

For the year ended September 30, 2017(1)

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	143,477,251
Purchased options contracts	5,008,191
Forward foreign currency exchange contracts	3,157,848
Short sales	(1,763,024)
Written options contracts	1,272,731
Total Net Realized Gain/(Loss) on Investments	151,152,997
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	297,252,451
Forward foreign currency exchange contracts	113,123
Short sales	(751,209)
Written options contracts	(29,322)
Total Change in Unrealized Net Appreciation/Depreciation	296,585,043
Net Increase/(Decrease) in Net Assets Resulting from Operations	$446,944,338

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(793,702)	$(270,234)
Net realized gain/(loss) on investments	151,152,997	58,769,044
Change in unrealized net appreciation/depreciation	296,585,043	193,398,641
Net Increase/(Decrease) in Net Assets Resulting from Operations	446,944,338	251,897,451
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(20,693)
Class D Shares	—	(2,417,483)
Class I Shares	—	(120,084)
Class S Shares	—	(5,072)
Class T Shares	—	(1,090,469)
Total Dividends from Net Investment Income	—	(3,653,801)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,492,249)	(795,839)
Class C Shares	(723,050)	(398,877)
Class D Shares	(78,920,936)	(51,885,662)
Class I Shares	(4,648,507)	(1,860,505)
Class N Shares	(216,457)	N/A
Class S Shares	(647,983)	(266,915)
Class T Shares	(39,064,689)	(25,233,470)
Total Distributions from Net Realized Gain from Investment Transactions	(125,713,871)	(80,441,268)
Net Decrease from Dividends and Distributions to Shareholders	(125,713,871)	(84,095,069)
Capital Share Transactions: (Note 5)
Class A Shares	86,722,956	1,804,230
Class C Shares	59,290,529	513,042
Class D Shares	147,290,480	25,471,060
Class I Shares	117,833,992	15,601,202
Class N Shares	5,686,063	N/A
Class S Shares	(2,127,614)	1,963,656
Class T Shares	111,810,655	30,774,192
Net Increase/(Decrease) from Capital Share Transactions	526,507,061	76,127,382
Net Increase/(Decrease) in Net Assets	847,737,528	243,929,764
Net Assets:
Beginning of period	1,267,031,756	1,023,101,992
End of period	$2,114,769,284	$1,267,031,756

Undistributed Net Investment Income/(Loss)	$(1,150,469)	$(1,952,251)

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Technology Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$24.11	$20.80	$24.21		$22.84	$18.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	(0.04)(1)	—(1)(2)		(0.02)(1)	0.01
Net realized and unrealized gain/(loss)	7.29	5.03	0.44		3.18	4.43
Total from Investment Operations	7.24	4.99	0.44		3.16	4.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	—		—	—
Distributions (from capital gains)	(2.24)	(1.64)	(3.85)		(1.79)	(0.07)
Total Dividends and Distributions	(2.24)	(1.68)	(3.85)		(1.79)	(0.07)
Net Asset Value, End of Period	$29.11	$24.11	$20.80		$24.21	$22.84
Total Return*	31.84%	25.20%	1.63%		14.49%	24.11%
Net Assets, End of Period (in thousands)	$107,783	$12,832	$9,423		$8,617	$5,849
Average Net Assets for the Period (in thousands)	$44,671	$11,091	$10,126		$7,596	$4,439
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.08%	1.08%		1.11%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.08%	1.08%		1.11%	1.09%
Ratio of Net Investment Income/(Loss)	(0.18)%	(0.20)%	0.01%		(0.08)%	(0.10)%
Portfolio Turnover Rate	30%	42%	39%		57%	36%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.63	$19.70	$23.26	$22.16	$18.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.23)(1)	(0.18)(1)	(0.14)(1)	(0.18)(1)	(0.02)
Net realized and unrealized gain/(loss)	6.80	4.75	0.43	3.07	4.21
Total from Investment Operations	6.57	4.57	0.29	2.89	4.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Net Asset Value, End of Period	$26.96	$22.63	$19.70	$23.26	$22.16
Total Return*	30.91%	24.39%	0.97%	13.67%	23.29%
Net Assets, End of Period (in thousands)	$70,002	$5,992	$4,702	$3,031	$2,152
Average Net Assets for the Period (in thousands)	$27,163	$5,295	$4,137	$2,672	$1,506
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.75%	1.72%	1.82%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.75%	1.72%	1.82%	1.81%
Ratio of Net Investment Income/(Loss)	(0.91)%	(0.87)%	(0.64)%	(0.81)%	(0.83)%
Portfolio Turnover Rate	30%	42%	39%	57%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.50	$21.11	$24.49	$23.04	$18.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	0.04(1)	0.03(1)	0.02
Net realized and unrealized gain/(loss)	7.43	5.11	0.46	3.21	4.49
Total from Investment Operations	7.43	5.11	0.50	3.24	4.51
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.08)	(0.03)	—	—
Distributions (from capital gains)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(2.24)	(1.72)	(3.88)	(1.79)	(0.07)
Net Asset Value, End of Period	$29.69	$24.50	$21.11	$24.49	$23.04
Total Return*	32.12%	25.41%	1.87%	14.73%	24.31%
Net Assets, End of Period (in thousands)	$1,147,818	$805,754	$669,625	$705,264	$655,911
Average Net Assets for the Period (in thousands)	$958,246	$716,771	$727,258	$699,807	$596,429
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.88%	0.90%	0.88%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.88%	0.90%	0.88%	0.92%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.00%(3)	0.20%	0.12%	0.06%
Portfolio Turnover Rate	30%	42%	39%	57%	36%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.65	$21.23	$24.62	$23.13	$18.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.02(1)	0.07(1)	0.05(1)	0.04
Net realized and unrealized gain/(loss)	7.47	5.15	0.44	3.23	4.50
Total from Investment Operations	7.50	5.17	0.51	3.28	4.54
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.11)	(0.05)	—	—
Distributions (from capital gains)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(2.24)	(1.75)	(3.90)	(1.79)	(0.07)
Net Asset Value, End of Period	$29.91	$24.65	$21.23	$24.62	$23.13
Total Return*	32.21%	25.58%	1.92%	14.84%	24.40%
Net Assets, End of Period (in thousands)	$176,639	$41,814	$21,748	$17,322	$9,679
Average Net Assets for the Period (in thousands)	$85,627	$28,300	$19,837	$13,502	$8,188
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.80%	0.79%	0.82%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.80%	0.79%	0.82%	0.81%
Ratio of Net Investment Income/(Loss)	0.10%	0.08%	0.30%	0.21%	0.16%
Portfolio Turnover Rate	30%	42%	39%	57%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Technology Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30	2017(1)
Net Asset Value, Beginning of Period	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	6.04
Total from Investment Operations	6.09
Less Dividends and Distributions:
Dividends (from net investment income)	—
Distributions (from capital gains)	(1.12)
Total Dividends and Distributions	(1.12)
Net Asset Value, End of Period	$29.59
Total Return*	25.10%
Net Assets, End of Period (in thousands)	$6,091
Average Net Assets for the Period (in thousands)	$3,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%
Ratio of Net Investment Income/(Loss)	0.28%
Portfolio Turnover Rate	30%

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.87	$20.62	$24.04	$22.71	$18.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	(0.07)(2)	(0.02)(2)	(0.04)(2)	0.01
Net realized and unrealized gain/(loss)	7.20	4.99	0.45	3.16	4.38
Total from Investment Operations	7.12	4.92	0.43	3.12	4.39
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	—	—	—
Distributions (from capital gains)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(2.24)	(1.67)	(3.85)	(1.79)	(0.07)
Net Asset Value, End of Period	$28.75	$23.87	$20.62	$24.04	$22.71
Total Return*	31.65%	25.07%	1.59%	14.39%	23.94%
Net Assets, End of Period (in thousands)	$4,951	$5,935	$3,202	$2,357	$1,226
Average Net Assets for the Period (in thousands)	$6,495	$4,320	$2,982	$2,040	$772
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.21%	1.20%	1.20%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.21%	1.20%	1.20%	1.22%
Ratio of Net Investment Income/(Loss)	(0.32)%	(0.34)%	(0.11)%	(0.18)%	(0.24)%
Portfolio Turnover Rate	30%	42%	39%	57%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.41	$21.04	$24.41	$22.99	$18.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.01)(1)	0.04(1)	0.01(1)	—(2)
Net realized and unrealized gain/(loss)	7.39	5.09	0.46	3.20	4.50
Total from Investment Operations	7.37	5.08	0.50	3.21	4.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.02)	—	—
Distributions (from capital gains)	(2.24)	(1.64)	(3.85)	(1.79)	(0.07)
Total Dividends and Distributions	(2.24)	(1.71)	(3.87)	(1.79)	(0.07)
Net Asset Value, End of Period	$29.54	$24.41	$21.04	$24.41	$22.99
Total Return*	31.99%	25.37%	1.87%	14.62%	24.31%
Net Assets, End of Period (in thousands)	$601,485	$394,705	$314,403	$316,886	$283,627
Average Net Assets for the Period (in thousands)	$477,426	$339,697	$335,533	$308,011	$255,617
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.95%	0.95%	0.95%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.94%	0.93%	0.94%	0.96%
Ratio of Net Investment Income/(Loss)	(0.09)%	(0.06)%	0.16%	0.06%	0.02%
Portfolio Turnover Rate	30%	42%	39%	57%	36%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Technology Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Technology Fund (formerly named Janus Global Technology Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

26	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Janus Investment Fund	27

Janus Henderson Global Technology Fund

Notes to Financial Statements

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $6,665,863 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

28	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Janus Investment Fund	29

Janus Henderson Global Technology Fund

Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

30	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Financial Statements

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.There were no purchased options held at September 30, 2017.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the year, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.There were no written options held at September 30, 2017.

Janus Investment Fund	31

Janus Henderson Global Technology Fund

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

32	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	33

Janus Henderson Global Technology Fund

Notes to Financial Statements

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$37,944	$—	$—	$37,944
Barclays Capital, Inc.	2,558	—	—	2,558
Citibank NA	34,432	—	—	34,432
Deutsche Bank AG	37,377,206	—	(37,377,206)	—
HSBC Securities (USA), Inc.	33,989	—	—	33,989
JPMorgan Chase & Co.	7,348	(461)	—	6,887

Total	$37,493,477	$(461)	$(37,377,206)	$115,810
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs International	$5,730,922	$—	$(5,730,922)	$—
JPMorgan Chase & Co.	461	(461)	—	—

Total	$5,731,383	$(461)	$(5,730,922)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

34	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Financial Statements

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $37,377,206 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2017 is $38,521,647, resulting in the net amount due to the counterparty of $1,144,441.

Janus Investment Fund	35

Janus Henderson Global Technology Fund

Notes to Financial Statements

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

36	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Financial Statements

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared

Janus Investment Fund	37

Janus Henderson Global Technology Fund

Notes to Financial Statements

with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $46,396.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $152 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $699.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the

38	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Financial Statements

current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $4,599,797 in purchases.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 13,892,383	$ 66,651,435	$ -	$ -	$ -	$ (35,933)	$747,659,321

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,408,679,723	$756,423,695	$ (7,762,206)	$ 748,661,489

Information on the tax components of securities sold short as of September 30, 2017 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (4,728,754)	$ (1,002,168)	$ -	$ (1,002,168)

Information on the tax components of derivatives as of September 30, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 115,810	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	39

Janus Henderson Global Technology Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses. foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 17,099,901	$ 108,613,970	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 10,201,956	$ 73,893,113	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 2,064,406	$ 1,595,484	$ (3,659,890)

Capital has been adjusted by $1,378,434, including $1,089,393 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

40	SEPTEMBER 30, 2017

Janus Henderson Global Technology Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	677,369	$ 74,728,151	236,007	$ 5,193,981
Shares from the Acquisition (See Note 9)	3,229,205	31,968,401	-	-
Reinvested dividends and distributions	54,946	1,374,750	34,597	727,566
Shares repurchased	(791,385)	(21,348,346)	(191,364)	(4,117,317)
Net Increase/(Decrease)	3,170,135	$ 86,722,956	79,240	$ 1,804,230
Class C Shares:
Shares sold	250,101	$ 37,913,746	129,998	$ 2,591,450
Shares from the Acquisition (See Note 9)	2,391,091	29,267,463	-	-
Reinvested dividends and distributions	27,678	644,567	15,610	309,700
Shares repurchased	(337,111)	(8,535,247)	(119,460)	(2,388,108)
Net Increase/(Decrease)	2,331,759	$ 59,290,529	26,148	$ 513,042
Class D Shares:
Shares sold	6,761,140	$175,091,625	1,923,565	$42,881,125
Reinvested dividends and distributions	3,043,650	77,393,986	2,494,258	53,227,475
Shares repurchased	(4,032,525)	(105,195,131)	(3,256,384)	(70,637,540)
Net Increase/(Decrease)	5,772,265	$147,290,480	1,161,439	$25,471,060
Class I Shares:
Shares sold	2,554,658	$ 84,511,118	884,386	$20,039,902
Shares from the Acquisition (See Note 9)	2,777,063	63,402,503	-	-
Reinvested dividends and distributions	151,434	3,933,899	86,104	1,846,931
Shares repurchased	(1,273,695)	(34,013,528)	(298,754)	(6,285,631)
Net Increase/(Decrease)	4,209,460	$117,833,992	671,736	$15,601,202
Class N Shares:
Shares sold	225,310	$ 6,202,205	-	$ -
Shares from the Acquisition (See Note 9)	12,041	376,660	-	-
Reinvested dividends and distributions	7,868	216,457	-	-
Shares repurchased	(39,411)	(1,109,259)	-	-
Net Increase/(Decrease)	205,808	$ 5,686,063	N/A	N/A
Class S Shares:
Shares sold	167,266	$ 4,181,218	129,509	$ 2,728,759
Reinvested dividends and distributions	26,220	647,983	13,057	271,987
Shares repurchased	(269,930)	(6,956,815)	(49,213)	(1,037,090)
Net Increase/(Decrease)	(76,444)	$ (2,127,614)	93,353	$ 1,963,656
Class T Shares:
Shares sold	7,630,775	$202,183,681	3,680,220	$82,366,324
Reinvested dividends and distributions	1,515,927	38,442,933	1,216,394	25,872,697
Shares repurchased	(4,954,403)	(128,815,959)	(3,673,183)	(77,464,829)
Net Increase/(Decrease)	4,192,299	$111,810,655	1,223,431	$30,774,192
(1)	Period from January 27, 2017 (inception date) through September 30, 2017 for Class N Shares.

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$785,779,048	$ 468,957,425	$ -	$ -

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Janus Henderson Global Technology Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a

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Janus Henderson Global Technology Fund

Notes to Financial Statements

subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

10. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Henderson Global Technology (“Target Fund”) with and into Janus Henderson Global Technology Fund (formerly named Janus Global Technology Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on June 2, 2017. The Merger was based in part on Janus Capital’s belief that the shareholders of Janus Henderson Global Technology Fund and Henderson Global Technology Fund may benefit from being shareholders of a combined fund with greater asset size, creating potential for long-term economies of scale and lower expenses. The merger was tax-free for federal income purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$8,784,314	$228,530,157	$8,409,400	$1,738,902,757	$1,967,432,914	$103,515,131

Assuming the Merger had been completed on 10/1/2016, the pro forma results of operations for the year ended 9/30/2017, are as follows:

Net investment income $(4,961,998)

Net gain/(loss) on investments $170,504,246

Change in unrealized net appreciation/depreciation $242,069,261

Net increase/(decrease) in net assets resulting from operations $407,611,509

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 2, 2017.

11. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	43

Janus Henderson Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Global Technology Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,267,847,408.125	493,951,361.317	34,222,617.730	33,652,316.506	109,647,094.430	671,473,389.983

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
38.960	2.699	2.654	8.648	52.962	73.562	5.097	5.012	16.329	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,267,847,408.125	456,076,892.067	66,095,859.482	39,653,475.114	109,647,163.320	671,473,389.983

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
35.973	5.213	3.128	8.648	52.962	67.922	9.843	5.905	16.329	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$109,703,363
Dividends Received Deduction Percentage	60%
Qualified Dividend Income Percentage	72%

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Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Global Technology Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Fund	1/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital. Formerly, Investment Analyst and Co-Portfolio Manager at RS Investments (2014-2015).
J. Bradley Slingerlend 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology Fund	5/11-Present	Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Technology Fund

Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93047 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Global Value Fund (formerly named Perkins Global Value Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Value Fund

Janus Henderson Global Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward–to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Value Fund’s Class I Shares returned 14.14% over the one-year period ended September 30, 2017. The Fund underperformed its primary benchmark, the MSCI World Index, which returned 18.17%, and its secondary benchmark, the MSCI All Country World Index, which returned 18.65% in the period.

INVESTMENT ENVIRONMENT

Global stock markets began the period in a holding pattern as investors awaited the results of the U.S. presidential election. After the victory of Donald Trump, stocks rallied as investors priced in the potential for a business-friendly, pro-growth agenda. The exception was emerging markets, which were punished by growing concerns of protectionism. Yet these stocks soon recovered and joined their developed market peers in an upward trajectory. Investors also closely watched a series of pivotal elections in Europe. The upsurge in populist nationalism seemed to take several blows: first with the election of pro-Europe and reform-oriented Emmanuel Macron to France’s presidency. Second, British Prime Minister Theresa May’s bid to reinforce her mandate in Brexit negotiations backfired as Conservatives lost ground in snap elections. However, German Chancellor Angela Merkel saw her position weakened in parliamentary elections, which proved a reminder that populist, anti-European integration sentiment was still present in a deeply fragmented political landscape. Throughout the period, stocks continued to receive support from favorable corporate earnings and global monetary policy, which erred on the side of accommodation. Even with the September announcement that the Federal Reserve would start shrinking its balance sheet and that investors could expect another rate hike by year-end, stocks continued to move higher, with many U.S. indices achieving record highs.

CONTRIBUTORS

Stock selection in telecommunication services was the leading contributor to relative performance. Our underweight allocation to real estate also aided relative returns. From a country perspective, relative contributors included our stock selection in Mexico and our zero weighting to Australia. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Wells Fargo outperformed during the period largely due to the broad-based outperformance of the banking sector after the U.S. election, which boosted the stock early in the period. The expectation of higher inflation and interest rates – driven by potential fiscal stimulus and a lower corporate tax rate – drove the outperformance of the banking sector versus the broader market. In addition, the stock recovered from the mid-2016 sell-off driven by regulatory settlements surrounding the creation of fraudulent accounts. A management change and corrective actions limited further reputational damage.

Oracle was also a leading contributor. The stock’s strong performance during the 12-month period moderated slightly after the company reduced guidance following its most recent earnings report. While the growth rate in cloud-based software sales has moderated somewhat, the company continues to transition the majority of its customer base to its various cloud offerings and has achieved a revenue run rate in excess of $4 billion in that business. We believe it remains very difficult for customers to transition away from Oracle software solutions, giving the company a strong competitive position. The reward-to-risk ratio is attractive, in our view, and we continue to hold shares of the company.

America Movil is a leading telecom operator in Latin America. Outperformance during the period was driven largely by a combination of Mexico stabilization and

Janus Investment Fund	1

Janus Henderson Global Value Fund (unaudited)

margin expansion. The pace of profit declines in Mexico is improving as pricing pressure begins to subside. Mexican wireless average revenue per user (ARPUs), which were down double digits in 2016 and high-single digits in 2015, were only down 2% at the beginning of the year. Additionally, constant currency earnings before interest, tax, depreciation and amortization grew for the first time in two years, driven primarily by cost controls and the Mexico recovery. We believe America Movil’s dominant competitive position and reasonable balance sheet confer compelling downside protection.

DETRACTORS

Relative detractors included our holdings in information technology and industrials. On a country basis, stock selection in the U.S. and Sweden weighed on relative returns. Our cash weighting also detracted.

The leading detractor was Cobham, a UK-based aerospace, defense, and electronic systems manufacturer. The company posted a series of profit warnings in 2016 primarily due to its ill-timed 2015 acquisition of Aeroflex, which resulted in a dilutive rights offering and culminated with the termination of the previous management team. In 2017, the new CEO and CFO issued an additional profit warning that would require an additional equity issuance to shore up the company’s stretched balance sheet. Given the eroding profit outlook and ongoing pressure on the capital structure, we exited the position early in 2017 despite our view that the company has fundamentally good assets and a long track record of consistent profit and cash flow generation prior to the Aeroflex transaction.

Matas, a health and beauty retailer in Denmark, also detracted. Although it has historically had a high market share due to its strong network of stores, loyalty program, as well as its own successful private label offering, the competitive landscape changed as a parallel importer entered the market with lower prices. This put pressure on the company’s sales and profits. We exited the position early in 2017 given the deterioration of Matas’ competitive position and the initiation of an investment cycle that will worsen its cash flow generation.

Foxtons is one of the largest real estate agencies in London. Late in the 12-month period, the stock disappointed investors with lower estimates in the properties sales business. However, resilient performance in the letting business combined with management cost-saving initiatives has allowed Foxtons to remain a highly cash generative business. Together with its strong single brand and net cash balance sheet, we believe the reward-to-risk ratio is compelling and compensates us for near term risks facing the London property market. We continue to hold the position.

DERIVATIVES USED

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK AND POSITIONING

Equity markets posted broad based gains during the period. As one might expect, our underperformance in the period was largely explained by our more defensive positioning, despite favorable stock selection. Given our significant emphasis on quality as we construct our portfolios, we monitor potential bifurcations in the market very carefully and regularly analyze our positioning. We continue to regard the reward-to-risk relationship as more favorable in highly cash-generative business models with enduring brands or intellectual property as well as strong balance sheets. This is most evident in our overweight holdings in areas such as consumer staples and pharmaceuticals, and we would anticipate these stocks to perform better in an economic downturn. We contrast this with more economically sensitive exposures, especially commodity-sensitive sectors such as energy and materials, where we believe risks are skewed to the downside.

The period was marked with significantly escalating global tensions around the Korean peninsula and increased confusion around the UK political landscape and Brexit negotiations. Domestically, repeated efforts to repeal the Affordable Care Act have failed, and the Trump legislative agenda appears in turmoil as it attempts to take on an even greater challenge in tax reform. We readily acknowledge potential positive economic impact from tax reform, regulatory relief, or fiscal stimulus. Nevertheless, we believe a more cautious approach is warranted at this phase in the cycle.

At Perkins, downside scenario analysis is crucial to our investment process and philosophy. As securities prices continue to rise, we are increasingly challenged to identify incremental positive catalysts that could fuel further appreciation. Additionally, securities prices clearly have further to fall amid increasingly plausible down cases. We have repeatedly written and continue to believe that our rigorous approach to downside analysis helps minimize potential drawdowns such that we can compound higher returns than our benchmark over complete (and

2	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund (unaudited)

inevitable) market cycles. We continue to see elevated valuations in the market, and we believe investor optimism has made identifying bargain securities with acceptable downside risk increasingly challenging. We continue to hold a portion of the portfolio in cash, as we seek to exercise sell discipline with stocks that reach our price targets and amid a dearth of what we believe to be bargain securities in the market.

Thank you for your investment and continued confidence in Janus Henderson Global Value Fund.

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Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Wells Fargo & Co	0.97%	Cobham PLC	-0.36%
	Oracle Corp	0.95%	Matas A/S	-0.22%
	America Movil SAB de CV	0.88%	Foxtons Group PLC	-0.12%
	Sanofi	0.74%	Cenovus Energy Inc	-0.11%
	Alphabet Inc - Class A	0.73%	Tikkurila Oyj	-0.06%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Telecommunication Services	0.98%	4.93%	3.14%
	Real Estate	0.38%	1.00%	3.22%
	Energy	0.32%	3.84%	6.55%
	Utilities	0.14%	4.27%	3.20%
	Health Care	0.08%	15.84%	12.28%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-2.23%	12.03%	0.00%
	Information Technology	-0.92%	11.47%	15.45%
	Industrials	-0.74%	7.73%	11.31%
	Financials	-0.63%	11.92%	17.71%
	Materials	-0.60%	1.64%	5.03%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Oracle Corp
Software	4.2%
Pfizer Inc
Pharmaceuticals	4.0%
Wells Fargo & Co
Banks	3.7%
Johnson & Johnson
Pharmaceuticals	3.6%
Alphabet Inc - Class A
Internet Software & Services	3.6%
19.1%

Asset Allocation - (% of Net Assets)
Common Stocks	87.6%
Repurchase Agreements	12.0%
Other	0.4%
100.0%

Emerging markets comprised 6.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

Janus Investment Fund	5

Janus Henderson Global Value Fund (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended September 30, 2017					Expense Ratios – per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	13.91%	8.04%	3.63%	6.45%	0.96%
Class A Shares at MOP	7.35%	6.76%	3.02%	6.06%
Class C Shares at NAV	13.06%	7.23%	2.94%	5.72%	1.72%
Class C Shares at CDSC	12.06%	7.23%	2.94%	5.72%
Class D Shares(1)	14.07%	8.17%	3.81%	6.66%	0.82%
Class I Shares	14.14%	8.31%	3.76%	6.63%	0.69%
Class N Shares	14.28%	8.40%	3.76%	6.63%	0.62%
Class S Shares	13.76%	7.86%	3.55%	6.35%	1.13%
Class T Shares	14.02%	8.13%	3.76%	6.63%	0.87%
MSCI World Index	18.17%	10.99%	4.22%	5.86%
MSCI All Country World Index	18.65%	10.20%	3.88%	6.03%
Morningstar Quartile - Class T Shares	4th	4th	3rd	2nd
Morningstar Ranking - based on total returns for World Stock Funds	717/886	616/698	285/476	115/316

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 29, 2001

(1) Closed to certain new investors.

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Janus Henderson Global Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,068.50	$4.82	$1,000.00	$1,020.41	$4.71	0.93%
Class C Shares	$1,000.00	$1,064.80	$8.80	$1,000.00	$1,016.55	$8.59	1.70%
Class D Shares	$1,000.00	$1,069.30	$4.10	$1,000.00	$1,021.11	$4.00	0.79%
Class I Shares	$1,000.00	$1,069.80	$3.94	$1,000.00	$1,021.26	$3.85	0.76%
Class N Shares	$1,000.00	$1,070.80	$3.17	$1,000.00	$1,022.01	$3.09	0.61%
Class S Shares	$1,000.00	$1,068.60	$5.86	$1,000.00	$1,019.40	$5.72	1.13%
Class T Shares	$1,000.00	$1,069.40	$4.41	$1,000.00	$1,020.81	$4.31	0.85%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 87.6%
Aerospace & Defense – 0.8%
Meggitt PLC	315,671	$2,203,497
Automobiles – 2.7%
Honda Motor Co Ltd	115,300	3,414,626
Hyundai Motor Co	30,468	4,004,396
		7,419,022
Banks – 6.3%
CIT Group Inc	38,967	1,911,331
Lloyds Banking Group PLC	4,063,718	3,687,607
Royal Bank of Scotland Group PLC*	403,649	1,450,990
Wells Fargo & Co	183,589	10,124,933
		17,174,861
Beverages – 7.5%
Coca-Cola Co	173,871	7,825,934
Diageo PLC	88,560	2,910,551
PepsiCo Inc	63,335	7,057,419
Stock Spirits Group PLC	783,285	2,518,669
		20,312,573
Chemicals – 1.2%
Mosaic Co	43,283	934,480
Nippon Fine Chemical Co Ltd	77,200	649,795
Nitto FC Co Ltd	75,200	575,479
Tikkurila Oyj	63,993	1,165,407
		3,325,161
Commercial Services & Supplies – 2.2%
Daiseki Co Ltd	57,100	1,438,285
Secom Co Ltd	14,600	1,064,343
Secom Joshinetsu Co Ltd	32,800	1,046,591
UniFirst Corp/MA	14,974	2,268,561
		5,817,780
Communications Equipment – 0.4%
Icom Inc	43,500	1,053,186
Consumer Finance – 2.1%
Ally Financial Inc	166,697	4,044,069
Synchrony Financial	52,641	1,634,503
		5,678,572
Diversified Consumer Services – 0.2%
Shingakukai Co Ltd	123,800	610,692
Diversified Telecommunication Services – 2.0%
Singapore Telecommunications Ltd	1,452,800	3,942,411
Telenor ASA	69,766	1,475,491
		5,417,902
Electric Utilities – 3.0%
Exelon Corp	113,878	4,289,784
PPL Corp	101,409	3,848,472
		8,138,256
Electrical Equipment – 0.7%
Cosel Co Ltd	141,646	1,838,087
Electronic Equipment, Instruments & Components – 0.8%
Avnet Inc	31,863	1,252,216
Kitagawa Industries Co Ltd	70,600	801,945
		2,054,161
Food Products – 2.8%
Danone SA	34,322	2,692,073
Nestle SA	43,117	3,612,012
Orkla ASA	132,017	1,354,573
		7,658,658
Health Care Equipment & Supplies – 0.7%
Nakanishi Inc	16,000	723,847

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Stryker Corp	8,616	$1,223,644
		1,947,491
Health Care Providers & Services – 0.5%
BML Inc	67,400	1,441,932
Hotels, Restaurants & Leisure – 0.6%
Grand Korea Leisure Co Ltd	71,939	1,488,913
Household Products – 3.6%
Procter & Gamble Co	105,782	9,624,046
Industrial Conglomerates – 0.6%
CK Hutchison Holdings Ltd	122,500	1,565,888
Information Technology Services – 1.3%
Infosys Ltd (ADR)	145,421	2,121,692
Transcosmos Inc	55,200	1,273,167
		3,394,859
Insurance – 0.7%
Sompo Holdings Inc	51,400	2,000,082
Internet Software & Services – 3.6%
Alphabet Inc - Class A*	10,106	9,840,414
Machinery – 1.8%
Ebara Corp	60,900	2,021,700
GEA Group AG	65,532	2,980,875
		5,002,575
Media – 1.2%
Grupo Televisa SAB (ADR)	133,843	3,301,907
Mortgage Real Estate Investment Trusts (REITs) – 1.6%
AGNC Investment Corp	60,329	1,307,933
Two Harbors Investment Corp	308,311	3,107,775
		4,415,708
Multi-Utilities – 0.8%
Engie SA	120,286	2,042,745
Oil, Gas & Consumable Fuels – 3.7%
BP PLC (ADR)	78,130	3,002,536
Canadian Natural Resources Ltd	33,719	1,129,462
Cenovus Energy Inc	65,491	656,695
Exxon Mobil Corp	41,317	3,387,168
Royal Dutch Shell PLC	56,939	1,715,310
		9,891,171
Personal Products – 1.7%
CLIO Cosmetics Co Ltd	33,466	961,515
Unilever NV	60,653	3,586,840
		4,548,355
Pharmaceuticals – 15.0%
GlaxoSmithKline PLC	130,300	2,598,563
Johnson & Johnson	75,945	9,873,609
Novartis AG	68,859	5,896,510
Pfizer Inc	301,044	10,747,271
Roche Holding AG	15,468	3,949,685
Sanofi	64,736	6,427,162
Taisho Pharmaceutical Holdings Co Ltd	14,400	1,093,023
		40,585,823
Professional Services – 0.7%
Bureau Veritas SA	72,873	1,880,452
Real Estate Management & Development – 1.3%
CK Asset Holdings Ltd	139,475	1,154,361
Foxtons Group PLC	946,370	859,034
LSL Property Services PLC	465,663	1,467,714
		3,481,109

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 1.5%
Intel Corp	104,545	$3,981,074
Software – 5.3%
Microsoft Corp	40,659	3,028,689
Oracle Corp	233,601	11,294,607
		14,323,296
Specialty Retail – 0.6%
Lookers PLC	687,671	1,105,610
Vertu Motors PLC	955,224	611,109
		1,716,719
Textiles, Apparel & Luxury Goods – 0.9%
Cie Financiere Richemont SA	26,394	2,412,839
Tobacco – 3.1%
KT&G Corp	10,489	966,369
Scandinavian Tobacco Group A/S	153,975	2,731,953
Swedish Match AB	137,364	4,820,056
		8,518,378
Trading Companies & Distributors – 0.6%
Travis Perkins PLC	77,345	1,500,517
Transportation Infrastructure – 0.4%
BBA Aviation PLC	287,097	1,147,803
Wireless Telecommunication Services – 3.1%
America Movil SAB de CV	5,320,767	4,722,946
Rogers Communications Inc	26,600	1,371,789
Vodafone Group PLC	859,688	2,404,979
		8,499,714
Total Common Stocks (cost $197,752,551)		237,256,218
Repurchase Agreements(a) – 12.0%
Undivided interest of 12.7% in a joint repurchase agreement (principal amount $60,000,000 with a maturity value of $60,004,950) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $7,600,627 collateralized by $60,660,000 in U.S. Treasuries 0% - 2.2500%, 1/18/18 - 11/15/24 with a value of $61,202,420	$7,600,000	7,600,000
Undivided interest of 10.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,021,250) with RBC Capital Markets Corp., 1.0200%, dated 9/29/17, maturing 10/2/17 to be repurchased at $25,002,125 collateralized by $232,078,183 in U.S. Treasuries 0% - 7.1250%, 1/18/18 - 11/15/46 with a value of $255,000,096	25,000,000	25,000,000
Total Repurchase Agreements (cost $32,600,000)		32,600,000
Total Investments (total cost $230,352,551) – 99.6%		269,856,218
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		1,024,012
Net Assets – 100%		$270,880,230

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$145,207,932	53.8%
United Kingdom	29,184,489	10.8
Japan	21,046,780	7.8
Switzerland	15,871,046	5.9
France	13,042,432	4.8
Mexico	8,024,853	3.0
South Korea	7,421,193	2.8
Sweden	4,820,056	1.8
Singapore	3,942,411	1.5
Netherlands	3,586,840	1.3
Canada	3,157,946	1.2
Germany	2,980,875	1.1
Norway	2,830,064	1.0
Denmark	2,731,953	1.0
Hong Kong	2,720,249	1.0
India	2,121,692	0.8
Finland	1,165,407	0.4

Total	$269,856,218	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Citibank NA:
Japanese Yen	10/26/17	(625,950,000)	$5,577,783	$6,941
Credit Suisse International:
Euro	10/19/17	(2,086,000)	2,476,954	9,325
Japanese Yen	10/19/17	(365,311,000)	3,316,174	66,276
Japanese Yen	10/19/17	(22,000,000)	195,458	(260)

				75,341
HSBC Securities (USA), Inc.:
Euro	10/12/17	(4,603,000)	5,444,728	1,939
Japanese Yen	10/12/17	(413,000,000)	3,790,246	117,567

				119,506
JPMorgan Chase & Co.:
Euro	10/26/17	(2,010,000)	2,405,528	26,789
Total				$228,577

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Schedule of Investments

September 30, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$228,837

Liability Derivatives:
Forward foreign currency exchange contracts	$ 260

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$240,826

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$222,017

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$19,718,110

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Value Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$237,256,218	$-	$-
Repurchase Agreements	-	32,600,000	-
Total Investments in Securities	$237,256,218	$32,600,000	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	228,837	-
Total Assets	$237,256,218	$32,828,837	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$260	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	237,256,218
Repurchase agreements, at value(2)	32,600,000
Cash	75,557
Forward foreign currency exchange contracts	228,837
Cash denominated in foreign currency(3)	23,589
Non-interested Trustees' deferred compensation	4,988
Receivables:
Dividends	439,874
Fund shares sold	432,154
Foreign tax reclaims	276,213
Investments sold	39,461
Interest	2,752
Other assets	10,775
Total Assets	271,390,418
Liabilities:
Forward foreign currency exchange contracts	260
Payables:	—
Fund shares repurchased	264,177
Advisory fees	115,028
Transfer agent fees and expenses	56,350
Professional fees	30,449
12b-1 Distribution and shareholder servicing fees	6,753
Non-interested Trustees' deferred compensation fees	4,988
Custodian fees	2,365
Investments purchased	2,093
Non-interested Trustees' fees and expenses	1,876
Fund administration fees	1,781
Accrued expenses and other payables	24,068
Total Liabilities	510,188
Net Assets	$270,880,230

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Value Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$229,171,140
Undistributed net investment income/(loss)	3,026,012
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,057,406)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	39,740,484
Total Net Assets	$270,880,230
Net Assets - Class A Shares	$4,258,447
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	287,344
Net Asset Value Per Share(4)	$14.82
Maximum Offering Price Per Share(5)	$15.72
Net Assets - Class C Shares	$6,907,450
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	477,436
Net Asset Value Per Share(4)	$14.47
Net Assets - Class D Shares	$88,373,930
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,902,555
Net Asset Value Per Share	$14.97
Net Assets - Class I Shares	$120,781,450
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,202,556
Net Asset Value Per Share	$14.72
Net Assets - Class N Shares	$2,695,347
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183,716
Net Asset Value Per Share	$14.67
Net Assets - Class S Shares	$52,469
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,472
Net Asset Value Per Share	$15.11
Net Assets - Class T Shares	$47,811,137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,200,301
Net Asset Value Per Share	$14.94

(1) Includes cost of $197,752,551.

(2) Includes cost of repurchase agreements of $32,600,000.

(3) Includes cost of $23,589.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$6,658,203
Interest	193,513
Foreign tax withheld	(369,655)
Total Investment Income	6,482,061
Expenses:
Advisory fees	1,182,193
12b-1Distribution and shareholder servicing fees:
Class A Shares	24,857
Class C Shares	79,414
Class S Shares	115
Transfer agent administrative fees and expenses:
Class D Shares	102,523
Class S Shares	115
Class T Shares	129,338
Transfer agent networking and omnibus fees:
Class A Shares	7,679
Class C Shares	7,742
Class I Shares	182,787
Other transfer agent fees and expenses:
Class A Shares	1,343
Class C Shares	1,129
Class D Shares	31,568
Class I Shares	4,513
Class N Shares	107
Class S Shares	13
Class T Shares	1,157
Registration fees	127,629
Shareholder reports expense	72,603
Professional fees	46,282
Fund administration fees	21,545
Custodian fees	19,379
Non-interested Trustees’ fees and expenses	7,476
Other expenses	20,715
Total Expenses	2,072,222
Less: Excess Expense Reimbursement and Waivers	(54,301)
Net Expenses	2,017,921
Net Investment Income/(Loss)	4,464,140
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	3,359,757
Forward foreign currency exchange contracts	240,826
Total Net Realized Gain/(Loss) on Investments	3,600,583
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	23,718,014
Forward foreign currency exchange contracts	222,017
Total Change in Unrealized Net Appreciation/Depreciation	23,940,031
Net Increase/(Decrease) in Net Assets Resulting from Operations	$32,004,754

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Value Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$4,464,140	$4,364,281
Net realized gain/(loss) on investments	3,600,583	(4,177,521)
Change in unrealized net appreciation/depreciation	23,940,031	12,946,496
Net Increase/(Decrease) in Net Assets Resulting from Operations	32,004,754	13,133,256
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(290,830)	(421,942)
Class C Shares	(93,723)	(134,648)
Class D Shares	(1,736,032)	(1,820,324)
Class I Shares	(743,214)	(1,099,384)
Class N Shares	(61,114)	(65,088)
Class S Shares	(633)	(2,807)
Class T Shares	(1,073,736)	(1,328,763)
Total Dividends from Net Investment Income	(3,999,282)	(4,872,956)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(613,746)
Class C Shares	—	(337,363)
Class D Shares	—	(2,475,426)
Class I Shares	—	(1,424,342)
Class N Shares	—	(79,277)
Class S Shares	—	(4,646)
Class T Shares	—	(1,830,959)
Total Distributions from Net Realized Gain from Investment Transactions	—	(6,765,759)
Net Decrease from Dividends and Distributions to Shareholders	(3,999,282)	(11,638,715)
Capital Share Transactions:
Class A Shares	(13,549,420)	(5,125,602)
Class C Shares	(3,657,322)	(2,617,351)
Class D Shares	(6,179,098)	(4,335,650)
Class I Shares	74,912,955	(17,866,300)
Class N Shares	(300,099)	(99,205)
Class S Shares	(28,401)	(91,686)
Class T Shares	(18,781,299)	(2,048,792)
Net Increase/(Decrease) from Capital Share Transactions	32,417,316	(32,184,586)
Net Increase/(Decrease) in Net Assets	60,422,788	(30,690,045)
Net Assets:
Beginning of period	210,457,442	241,147,487
End of period	$270,880,230	$210,457,442

Undistributed Net Investment Income/(Loss)	$3,026,012	$2,260,400

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$13.26	$13.14	$14.64		$13.97	$12.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(1)	0.24(1)	0.24(1)		0.28(1)	0.34
Net realized and unrealized gain/(loss)	1.60	0.52	(0.91)		1.16	1.58
Total from Investment Operations	1.81	0.76	(0.67)		1.44	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.26)		(0.30)	(0.28)
Distributions (from capital gains)	—	(0.38)	(0.57)		(0.47)	(0.55)
Total Dividends and Distributions	(0.25)	(0.64)	(0.83)		(0.77)	(0.83)
Net Asset Value, End of Period	$14.82	$13.26	$13.14		$14.64	$13.97
Total Return*	13.91%	5.97%	(4.88)%		10.71%	15.78%
Net Assets, End of Period (in thousands)	$4,258	$16,995	$22,053		$24,291	$21,864
Average Net Assets for the Period (in thousands)	$10,024	$19,829	$25,042		$25,640	$14,952
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.96%	0.96%		1.09%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.96%	0.96%		1.09%	1.10%
Ratio of Net Investment Income/(Loss)	1.56%	1.82%	1.67%		1.95%	1.87%
Portfolio Turnover Rate	29%	20%	25%		19%	22%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.94	$12.82	$14.33	$13.77	$12.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.14(1)	0.13(1)	0.17(1)	0.28
Net realized and unrealized gain/(loss)	1.54	0.51	(0.88)	1.13	1.52
Total from Investment Operations	1.67	0.65	(0.75)	1.30	1.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.15)	(0.19)	(0.27)	(0.23)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.14)	(0.53)	(0.76)	(0.74)	(0.78)
Net Asset Value, End of Period	$14.47	$12.94	$12.82	$14.33	$13.77
Total Return*	13.06%	5.21%	(5.52)%	9.80%	14.87%
Net Assets, End of Period (in thousands)	$6,907	$9,696	$12,226	$11,928	$4,296
Average Net Assets for the Period (in thousands)	$8,103	$11,051	$12,989	$7,782	$1,828
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.69%	1.68%	1.85%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.69%	1.68%	1.85%	1.89%
Ratio of Net Investment Income/(Loss)	0.94%	1.07%	0.96%	1.18%	1.04%
Portfolio Turnover Rate	29%	20%	25%	19%	22%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.40	$13.27	$14.77	$14.09	$12.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.26(1)	0.25(1)	0.31(1)	0.38
Net realized and unrealized gain/(loss)	1.59	0.53	(0.90)	1.15	1.57
Total from Investment Operations	1.85	0.79	(0.65)	1.46	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.28)	(0.28)	(0.31)	(0.28)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.28)	(0.66)	(0.85)	(0.78)	(0.83)
Net Asset Value, End of Period	$14.97	$13.40	$13.27	$14.77	$14.09
Total Return*	14.07%	6.13%	(4.70)%	10.76%	15.91%
Net Assets, End of Period (in thousands)	$88,374	$84,954	$88,437	$101,486	$94,989
Average Net Assets for the Period (in thousands)	$85,659	$87,657	$98,108	$100,443	$86,385
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.82%	0.85%	0.95%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.82%	0.85%	0.95%	0.98%
Ratio of Net Investment Income/(Loss)	1.85%	1.96%	1.77%	2.10%	1.97%
Portfolio Turnover Rate	29%	20%	25%	19%	22%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.19	$13.07	$14.57	$13.92	$12.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.27(1)	0.26(1)	0.32(1)	0.43
Net realized and unrealized gain/(loss)	1.55	0.52	(0.88)	1.14	1.52
Total from Investment Operations	1.83	0.79	(0.62)	1.46	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.29)	(0.31)	(0.34)	(0.26)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.30)	(0.67)	(0.88)	(0.81)	(0.81)
Net Asset Value, End of Period	$14.72	$13.19	$13.07	$14.57	$13.92
Total Return*	14.14%	6.26%	(4.60)%	10.89%	16.15%
Net Assets, End of Period (in thousands)	$120,781	$34,957	$52,685	$65,529	$22,746
Average Net Assets for the Period (in thousands)	$81,508	$42,695	$65,410	$39,067	$14,092
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.69%	0.74%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.69%	0.74%	0.81%	0.82%
Ratio of Net Investment Income/(Loss)	2.05%	2.10%	1.87%	2.23%	2.30%
Portfolio Turnover Rate	29%	20%	25%	19%	22%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.14	$13.03	$14.52	$13.86	$12.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.28(1)	0.28(1)	0.28(1)	0.41
Net realized and unrealized gain/(loss)	1.56	0.52	(0.89)	1.19	1.54
Total from Investment Operations	1.84	0.80	(0.61)	1.47	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.31)	(0.31)	(0.34)	(0.32)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.31)	(0.69)	(0.88)	(0.81)	(0.87)
Net Asset Value, End of Period	$14.67	$13.14	$13.03	$14.52	$13.86
Total Return*	14.28%	6.36%	(4.52)%	11.01%	16.17%
Net Assets, End of Period (in thousands)	$2,695	$2,687	$2,755	$3,180	$6,009
Average Net Assets for the Period (in thousands)	$2,738	$2,792	$3,297	$3,989	$5,797
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.62%	0.63%	0.76%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.62%	0.63%	0.76%	0.78%
Ratio of Net Investment Income/(Loss)	2.05%	2.17%	1.98%	1.99%	2.16%
Portfolio Turnover Rate	29%	20%	25%	19%	22%

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.45	$13.31	$14.81	$14.12	$12.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.22(1)	0.20(1)	0.26(1)	0.34
Net realized and unrealized gain/(loss)	1.61	0.53	(0.89)	1.17	1.58
Total from Investment Operations	1.83	0.75	(0.69)	1.43	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.23)	(0.24)	(0.27)	(0.24)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.17)	(0.61)	(0.81)	(0.74)	(0.79)
Net Asset Value, End of Period	$15.11	$13.45	$13.31	$14.81	$14.12
Total Return*	13.76%	5.79%	(4.99)%	10.46%	15.56%
Net Assets, End of Period (in thousands)	$52	$75	$167	$320	$310
Average Net Assets for the Period (in thousands)	$46	$130	$236	$319	$301
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.13%	1.13%	1.26%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.12%	1.26%	1.29%
Ratio of Net Investment Income/(Loss)	1.53%	1.60%	1.40%	1.77%	1.60%
Portfolio Turnover Rate	29%	20%	25%	19%	22%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.37	$13.24	$14.74	$14.07	$12.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.25(1)	0.25(1)	0.30(1)	0.38
Net realized and unrealized gain/(loss)	1.59	0.53	(0.90)	1.16	1.57
Total from Investment Operations	1.84	0.78	(0.65)	1.46	1.95
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.27)	(0.28)	(0.32)	(0.28)
Distributions (from capital gains)	—	(0.38)	(0.57)	(0.47)	(0.55)
Total Dividends and Distributions	(0.27)	(0.65)	(0.85)	(0.79)	(0.83)
Net Asset Value, End of Period	$14.94	$13.37	$13.24	$14.74	$14.07
Total Return*	14.02%	6.12%	(4.75)%	10.74%	15.90%
Net Assets, End of Period (in thousands)	$47,811	$61,093	$62,826	$75,318	$53,463
Average Net Assets for the Period (in thousands)	$51,939	$62,896	$72,216	$68,538	$41,903
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.87%	0.89%	1.01%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.87%	0.88%	1.00%	1.03%
Ratio of Net Investment Income/(Loss)	1.78%	1.91%	1.75%	2.06%	1.90%
Portfolio Turnover Rate	29%	20%	25%	19%	22%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Global Value Fund (formerly named Perkins Global Value Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	23

Janus Henderson Global Value Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s

24	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Notes to Financial Statements

investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	25

Janus Henderson Global Value Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a

26	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Notes to Financial Statements

reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants,

Janus Investment Fund	27

Janus Henderson Global Value Fund

Notes to Financial Statements

including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

28	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Notes to Financial Statements

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$6,941	$—	$—	$6,941
Credit Suisse International	75,601	(260)	—	75,341
HSBC Securities (USA), Inc.	119,506	—	—	119,506
ING Financial Markets LLC	7,600,000	—	(7,600,000)	—
JPMorgan Chase & Co.	26,789	—	—	26,789
RBC Capital Markets Corp.	25,000,000	—	(25,000,000)	—

Total	$32,828,837	$(260)	$(32,600,000)	$228,577

Janus Investment Fund	29

Janus Henderson Global Value Fund

Notes to Financial Statements

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$260	$(260)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

30	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Notes to Financial Statements

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

Janus Investment Fund	31

Janus Henderson Global Value Fund

Notes to Financial Statements

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $822.

32	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Notes to Financial Statements

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $534.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	48	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $133,670 in sales, resulting in a net realized gain of $28,133. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	33

Janus Henderson Global Value Fund

Notes to Financial Statements

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustmentsThe Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 3,684,952	$ -	$ (424,893)	$ -	$ -	$ 3,135	$ 38,445,897

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (424,893)	$ -	$ (424,893)

During the year ended September 30, 2017, capital loss carryovers of $3,704,843 were utilized by the Fund.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 231,410,321	$43,446,620	$ (5,000,723)	$ 38,445,897

Information on the tax components of derivatives as of September 30, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 228,577	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

34	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,999,282	$ -	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,015,046	$ 6,623,669	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 300,754	$ (300,754)

Janus Investment Fund	35

Janus Henderson Global Value Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	99,156	$ 1,332,030	205,386	$ 2,684,999
Reinvested dividends and distributions	21,775	284,600	79,142	1,010,646
Shares repurchased	(1,114,940)	(15,166,050)	(681,149)	(8,821,247)
Net Increase/(Decrease)	(994,009)	$ (13,549,420)	(396,621)	$ (5,125,602)
Class C Shares:
Shares sold	39,924	$ 529,177	102,424	$ 1,323,286
Reinvested dividends and distributions	4,866	62,430	26,770	335,427
Shares repurchased	(316,916)	(4,248,929)	(333,470)	(4,276,064)
Net Increase/(Decrease)	(272,126)	$ (3,657,322)	(204,276)	$ (2,617,351)
Class D Shares:
Shares sold	302,945	$ 4,188,102	411,693	$ 5,395,945
Reinvested dividends and distributions	129,868	1,712,952	328,437	4,233,559
Shares repurchased	(870,602)	(12,080,152)	(1,064,138)	(13,965,154)
Net Increase/(Decrease)	(437,789)	$ (6,179,098)	(324,008)	$ (4,335,650)
Class I Shares:
Shares sold	8,056,946	$109,974,555	1,047,023	$ 13,457,805
Reinvested dividends and distributions	54,845	710,790	189,247	2,399,650
Shares repurchased	(2,559,421)	(35,772,390)	(2,616,851)	(33,723,755)
Net Increase/(Decrease)	5,552,370	$ 74,912,955	(1,380,581)	$(17,866,300)
Class N Shares:
Shares sold	13,803	$ 185,185	21,065	$ 263,967
Reinvested dividends and distributions	4,738	61,114	11,439	144,365
Shares repurchased	(39,341)	(546,398)	(39,369)	(507,537)
Net Increase/(Decrease)	(20,800)	$ (300,099)	(6,865)	$ (99,205)
Class S Shares:
Shares sold	2,136	$ 31,254	716	$ 9,680
Reinvested dividends and distributions	47	633	575	7,453
Shares repurchased	(4,312)	(60,288)	(8,240)	(108,819)
Net Increase/(Decrease)	(2,129)	$ (28,401)	(6,949)	$ (91,686)
Class T Shares:
Shares sold	366,909	$ 5,017,474	1,497,428	$ 19,770,497
Reinvested dividends and distributions	80,469	1,058,972	242,877	3,123,402
Shares repurchased	(1,817,598)	(24,857,745)	(1,914,062)	(24,942,691)
Net Increase/(Decrease)	(1,370,220)	$ (18,781,299)	(173,757)	$ (2,048,792)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$86,278,826	$ 60,377,911	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

36	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Notes to Financial Statements

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may have been deemed to cause an assignment of the sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) in effect on the date of the Merger. As a result, the consummation of the Merger may have caused such investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins (the “Post-Merger Sub-Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory and Sub-Advisory Agreements

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a

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subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Global Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Global Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	55

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

56	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	57

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

58	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	59

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

60	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	61

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

62	SEPTEMBER 30, 2017

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Value Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
196,209,978.904	86,011,342.629	4,021,249.566	4,494,142.027	24,393,759.930	118,920,494.152

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
43.836	2.049	2.290	12.432	60.609	72.327	3.381	3.779	20.513	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
196,209,978.904	85,710,125.140	4,194,550.529	4,622,058.553	24,393,759.930	118,920,494.152

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
43.683	2.138	2.356	12.432	60.609	72.073	3.527	3.887	20.513	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
196,209,978.904	80,138,948.211	8,343,720.163	6,044,039.678	24,393,786.100	118,920,494.152

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
40.843	4.252	3.080	12.432	60.609	67.389	7.016	5.082	20.513	100.000

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Janus Henderson Global Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Dividends Received Deduction Percentage	82%
Qualified Dividend Income Percentage	100%

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013- 2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson Global Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson Global Value Fund

Notes

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Notes

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93057 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Growth and Income Fund (formerly named Janus Growth and Income Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Growth and Income Fund

Janus Henderson Growth and Income Fund (unaudited)

FUND SNAPSHOT

We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended September 30, 2017, Janus Henderson Growth and Income Fund’s Class I Shares returned 21.84%, compared to an 18.61% return for the Fund’s benchmark, the S&P 500 Index.

MARKET ENVIRONMENT

U.S. stocks began the period cautiously as investors waited for the outcome of the U.S. presidential election and Federal Reserve (Fed) policy decisions. Following the election of Donald Trump, risk assets rallied for much of the remaining period. The rally originally ran on optimism that the new administration’s pro-growth fiscal platform would spur economic expansion. Washington’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief hesitation, but positive earnings data, strengthening fundamentals and an upward trajectory in global growth ultimately helped equities continue gaining ground. Stocks received a late-period boost when the market welcomed the Trump administration’s tax-reform proposal. The Federal Reserve (Fed) raised its benchmark rate three times over the period, and indicated it is prepared to hike again in 2017. The central bank also announced it would begin normalizing its balance sheet in October. Still, several equity benchmarks achieved record highs over the period. Within the S&P 500 Index, financials and information technology enjoyed the strongest returns. Telecommunications and energy were among the worst performers.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the S&P 500 Index. We seek to provide our clients with both growth of capital and quarterly income. As part of that investment mandate, we focus much of our research efforts on identifying large, well-established companies that should be in a position to grow free cash flow and continue growing their dividend over longer time horizons. We think investing in companies that pay out the majority of their free cash flow in dividends and have the ability to grow their dividends over time will drive better risk-adjusted performance over the long term.

Stock selection in industrials drove outperformance. This was due in large part to our position in Boeing. Strong security selection in energy and real estate further aided relative results, as did our underweight allocation in the poor-performing energy sector. Our health care holdings led relative detractors. Our underweight in the strong-performing information technology sector and our overweight in consumer staples further weighed on relative results.

Aerospace company Boeing was the Fund’s top individual contributor, benefiting from robust global air traffic and better-than-expected demand for its wide-body 777 and 787 planes. The company has decreased production costs for its 787 and increased the plane’s production rate, initiatives that were welcomed by investors. Boeing’s defense business, which accounts for approximately 30% to 40% of the overall business, also performed well. Additionally, confidence has increased around the company’s growing services business after Boeing announced the integration of its defense and commercial airplane servicing facilities and defined the new areas of the services market it intends to target. Boeing continues to exceed expectations on free cash flow, and as a result was able to increase its dividend and stock buyback program during the period.

Apple was another leading contributor. The stock was propelled by stabilized iPhone sales early in 2017, which lent to optimism for the upcoming launch of the company’s 10-year anniversary phone, the iPhone X. The continued growth of their high margin services business further aided the stock’s performance. This business line is growing into a material portion of company profits and is more stable than product-based revenues that depend on innovation cycles. Investors also identified Apple as a beneficiary of potential tax reform that would enable

Janus Investment Fund	1

Janus Henderson Growth and Income Fund (unaudited)

multinationals to repatriate cash to the U.S. under less punitive rates. This could allow them to invest further in the business through merger and acquisition (M&A) activity, or return additional cash to shareholders. We appreciate that the company continues to return cash to its shareholders in the form of dividend increases and share buybacks.

Microsoft also aided performance. The tech giant performed well due, in part, to continued strength in its cloud computing business, Azure. As the second-largest provider of cloud-based IT services, we believe that Microsoft’s emphasis on building partnerships with its customers places it in a strong competitive position.

Moreover, Microsoft’s new CEO has done an admirable job of discontinuing business lines that do not carry their cost of capital, and we appreciate the company’s focus on share repurchases and dividend.

While the aforementioned stocks contributed to performance, other holdings weighed on results during the period.

Retailer L Brands was the largest individual detractor. The parent company of brands such as Victoria’s Secret and Bath & Body Works has struggled amid the slowdown in U.S. brick-and-mortar retail, and recently saw an unexpected deceleration in international growth. The growth of the international business was a key tenet of our long-term thesis, and we exited the position.

Kroger also detracted, primarily due to increased competition within the grocery store industry. While we do not anticipate Amazon’s acquisition of Whole Foods and the subsequent reduction of in-store prices to have a material impact on Kroger, the move created noise for all grocers over the period. A more prominent concern relates to German grocer Lidl’s expansion into the U.S. Kroger reduced prices to compete with this threat and its gross margins suffered as a result. The company also removed long-term guidance, as it has opted to accelerate capital investment to improve its stores and its “ClickList” technology, which allows customers to order online and pick up in the store. This was negatively received by investors, but in our view, Kroger is investing appropriately for the long term and the company remains on the leading edge of any potential online grocery transition. Further, we expect the recent uptick in food price inflation to be beneficial for Kroger. We are closely monitoring the stock.

Teva Pharmaceutical Industries, a generic and specialty drugs maker, also detracted. While we appreciated the company’s position as the world’s top provider of generic drugs, and the sizable yield of our convertible preferred stock position, weak earnings, generic pricing headwinds and vacancies at the CEO and CFO positions prompted us to exit the position during the period.

OUTLOOK

There is no question that equities are trading at historically high multiples. However, unlike other market peaks, we are not concerned about bubble-like symptoms. Barring a shock to the market such as a rapid rise in interest rates or a geopolitical event, we expect the equity market to continue grinding higher in the months ahead. While we anticipate the Fed will raise rates in December, the gradual pace of tightening should continue to foster a benign rate environment, and that bodes well for stocks. Modest economic growth in the U.S. and improvement in the global growth picture adds to the favorable environment for equities. Additionally, should personal tax cuts and corporate tax reform come to pass in the U.S., stocks should continue to capture investors’ interest.

We have modestly repositioned the portfolio to avoid companies that we believe could be “dividend traps” (i.e., companies with high-dividend yields but diminishing growth prospects). By opportunistically adding to what we believe to be high-quality growth names, we have slightly increased the allocation to the growth portion of the Fund without increasing the portfolio’s overall risk profile. We are also mindful of the rising rate environment, and have adjusted the portfolio positioning accordingly. For example, our bank and asset manager holding should benefit from rising interest rates, and our avoidance of bond-proxy stocks such as telecoms, utilities, and rate-sensitive REITs should prove beneficial. We have also increased our exposure to cyclical businesses such as industrials, which typically benefit as the economy expands.

Thank you for your investment in Janus Growth and Income Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Boeing Co	2.68%	L Brands, Inc	-0.53%
	Apple Inc	1.17%	Kroger Co	-0.37%
	Microsoft Corp	1.16%	Teva Pharmaceutical Industries Ltd	-0.26%
	CSX Corp	1.04%	Omnicom Group Inc	-0.22%
	McDonald's Corp	1.04%	Verizon Communications Inc	-0.13%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	3.61%	16.00%	10.16%
	Energy	1.40%	2.57%	6.62%
	Real Estate	0.40%	2.06%	2.90%
	Utilities	0.22%	0.00%	3.18%
	Materials	0.19%	2.97%	2.86%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.86%	11.63%	14.09%
	Information Technology	-0.54%	17.59%	22.06%
	Consumer Staples	-0.44%	11.17%	9.22%
	Financials	-0.37%	14.05%	14.31%
	Other**	-0.08%	0.30%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Boeing Co
Aerospace & Defense	4.0%
Microsoft Corp
Software	3.9%
Apple Inc
Technology Hardware, Storage & Peripherals	3.4%
Altria Group Inc
Tobacco	3.1%
McDonald's Corp
Hotels, Restaurants & Leisure	3.0%
17.4%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Preferred Stocks	0.3%
Investment Companies	0.1%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	21.54%	14.01%	6.22%	10.60%	0.95%
Class A Shares at MOP	14.55%	12.67%	5.60%	10.36%
Class C Shares at NAV	20.68%	13.14%	5.40%	9.85%	1.74%
Class C Shares at CDSC	19.68%	13.14%	5.40%	9.85%
Class D Shares(1)	21.74%	14.19%	6.38%	10.70%	0.79%
Class I Shares	21.84%	14.28%	6.31%	10.67%	0.72%
Class N Shares	21.65%	14.10%	6.31%	10.67%	0.64%
Class R Shares	21.01%	13.51%	5.75%	10.18%	1.39%
Class S Shares	21.34%	13.81%	6.02%	10.43%	1.14%
Class T Shares	21.65%	14.10%	6.31%	10.67%	0.88%
S&P 500 Index	18.61%	14.22%	7.44%	9.80%
Morningstar Quartile - Class T Shares	1st	1st	3rd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	118/1,444	281/1,251	680/1,084	47/342

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratio for Class N Shares is estimated.

Janus Investment Fund	5

Janus Henderson Growth and Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs(unaudited). These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,085.40	$4.91	$1,000.00	$1,020.36	$4.76	0.94%
Class C Shares	$1,000.00	$1,081.70	$8.56	$1,000.00	$1,016.85	$8.29	1.64%
Class D Shares	$1,000.00	$1,086.50	$4.03	$1,000.00	$1,021.21	$3.90	0.77%
Class I Shares	$1,000.00	$1,087.00	$3.66	$1,000.00	$1,021.56	$3.55	0.70%
Class N Shares	$1,000.00	$1,033.30	$1.02	$1,000.00	$1,021.91	$3.19	0.63%
Class R Shares	$1,000.00	$1,083.10	$7.15	$1,000.00	$1,018.20	$6.93	1.37%
Class S Shares	$1,000.00	$1,084.60	$5.80	$1,000.00	$1,019.50	$5.62	1.11%
Class T Shares	$1,000.00	$1,086.10	$4.50	$1,000.00	$1,020.76	$4.36	0.86%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (August 4, 2017 to September 30, 2017) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 58/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 99.6%
Aerospace & Defense – 5.3%
Boeing Co	772,595	$196,401,411
Lockheed Martin Corp	97,748	30,330,227
Northrop Grumman Corp	114,594	32,970,986
		259,702,624
Air Freight & Logistics – 2.0%
United Parcel Service Inc	791,859	95,094,347
Automobiles – 2.3%
General Motors Co	2,149,243	86,786,432
Harley-Davidson Inc	517,322	24,940,094
		111,726,526
Banks – 6.7%
JPMorgan Chase & Co	1,206,272	115,211,039
US Bancorp	2,207,003	118,273,291
Wells Fargo & Co	1,720,520	94,886,678
		328,371,008
Beverages – 1.9%
Coca-Cola Co	1,154,344	51,957,023
Dr Pepper Snapple Group Inc	486,555	43,045,521
		95,002,544
Biotechnology – 2.0%
AbbVie Inc	521,265	46,319,608
Amgen Inc	282,790	52,726,195
		99,045,803
Capital Markets – 5.5%
BlackRock Inc	82,596	36,927,846
CME Group Inc	1,006,054	136,501,407
Morgan Stanley	752,089	36,228,127
TD Ameritrade Holding Corp	1,171,151	57,152,169
		266,809,549
Chemicals – 3.1%
Air Products & Chemicals Inc	203,165	30,722,611
DowDuPont Inc	390,427	27,029,261
LyondellBasell Industries NV	949,019	94,000,332
		151,752,204
Commercial Services & Supplies – 1.8%
Waste Management Inc	1,108,269	86,744,215
Consumer Finance – 0.7%
American Express Co	380,137	34,387,193
Distributors – 1.0%
Genuine Parts Co	501,522	47,970,579
Electronic Equipment, Instruments & Components – 3.3%
Corning Inc	883,134	26,423,369
TE Connectivity Ltd	1,647,760	136,862,946
		163,286,315
Equity Real Estate Investment Trusts (REITs) – 1.4%
Colony NorthStar Inc	733,150	9,208,364
Crown Castle International Corp	236,546	23,649,869
MGM Growth Properties LLC	218,303	6,594,934
Outfront Media Inc	1,236,928	31,145,847
		70,599,014
Food & Staples Retailing – 2.7%
Kroger Co	1,624,065	32,578,744
Sysco Corp	1,861,445	100,424,958
		133,003,702
Food Products – 1.2%
Hershey Co	514,566	56,175,170
Health Care Equipment & Supplies – 3.1%
Abbott Laboratories	1,052,113	56,140,750

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Medtronic PLC	1,203,520	$93,597,750
		149,738,500
Hotels, Restaurants & Leisure – 7.1%
Carnival Corp	1,340,620	86,563,833
Las Vegas Sands Corp	587,650	37,703,624
McDonald's Corp	939,285	147,167,174
Six Flags Entertainment Corp	1,254,437	76,445,391
		347,880,022
Household Durables – 1.3%
Garmin Ltd	1,152,328	62,191,142
Household Products – 1.4%
Clorox Co	362,393	47,803,261
Kimberly-Clark Corp	164,819	19,395,900
		67,199,161
Industrial Conglomerates – 4.0%
3M Co	389,273	81,708,403
Honeywell International Inc	790,523	112,048,730
		193,757,133
Information Technology Services – 3.6%
Accenture PLC	936,467	126,488,598
Automatic Data Processing Inc	443,119	48,441,769
		174,930,367
Insurance – 1.8%
Marsh & McLennan Cos Inc	297,236	24,911,349
Travelers Cos Inc	505,670	61,954,688
		86,866,037
Leisure Products – 1.4%
Hasbro Inc	685,793	66,981,402
Machinery – 2.6%
Caterpillar Inc	262,842	32,779,026
Deere & Co	615,403	77,288,463
Illinois Tool Works Inc	128,636	19,032,983
		129,100,472
Media – 3.0%
Comcast Corp	1,866,878	71,837,465
Omnicom Group Inc	1,019,497	75,514,143
		147,351,608
Oil, Gas & Consumable Fuels – 2.8%
Chevron Corp	932,031	109,513,642
Suncor Energy Inc	714,599	25,047,623
		134,561,265
Pharmaceuticals – 5.9%
Eli Lilly & Co	1,257,776	107,590,159
Merck & Co Inc	1,452,152	92,981,293
Pfizer Inc	2,371,400	84,658,980
		285,230,432
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	2,402,758	154,339
Road & Rail – 2.9%
CSX Corp	1,737,619	94,283,207
Union Pacific Corp	408,357	47,357,161
		141,640,368
Semiconductor & Semiconductor Equipment – 4.1%
Intel Corp	1,610,332	61,321,443
Texas Instruments Inc	1,552,482	139,164,486
		200,485,929
Software – 3.9%
Microsoft Corp	2,563,535	190,957,721

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Specialty Retail – 1.9%
Home Depot Inc	572,587	$93,652,330
Technology Hardware, Storage & Peripherals – 3.4%
Apple Inc	1,071,500	165,139,580
Textiles, Apparel & Luxury Goods – 1.4%
NIKE Inc	818,138	42,420,455
VF Corp	414,281	26,335,843
		68,756,298
Tobacco – 3.1%
Altria Group Inc	2,365,959	150,049,120
Total Common Stocks (cost $3,136,104,667)		4,856,294,019
Preferred Stocks – 0.3%
Pharmaceuticals – 0.3%
Allergan PLC, 5.5000% (cost $16,276,000)	16,276	12,008,758
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $5,584,000)	5,584,000	5,584,000
Total Investments (total cost $3,157,964,667) – 100.0%		4,873,886,777
Cash, Receivables and Other Assets, net of Liabilities – 0%		655,295
Net Assets – 100%		$4,874,542,072

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,848,839,154	99.5%
Canada	25,047,623	0.5

Total	$4,873,886,777	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$48,629	$—	$—	$5,584,000

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	—	298,657,331	(293,073,331)	5,584,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Growth and Income Fund

Notes to Schedule of Investments and Other Information

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$190,261	$154,339	0.0%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$-	$-	$154,339
All Other	4,856,139,680	-	-
Preferred Stocks	-	12,008,758	-
Investment Companies	-	5,584,000	-
Total Assets	$4,856,139,680	$17,592,758	$154,339

12	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Unaffiliated investments, at value(1)	4,868,302,777
Affiliated investments, at value(2)	5,584,000
Cash	53,280
Non-interested Trustees' deferred compensation	89,847
Receivables:
Dividends	6,375,255
Fund shares sold	1,205,503
Dividends from affiliates	6,695
Other assets	65,363
Total Assets	4,881,682,720
Liabilities:
Payables:	—
Fund shares repurchased	2,908,389
Advisory fees	2,438,397
Transfer agent fees and expenses	726,251
Dividends	614,593
Non-interested Trustees' deferred compensation fees	89,847
Professional fees	36,094
Non-interested Trustees' fees and expenses	33,162
Fund administration fees	31,699
12b-1 Distribution and shareholder servicing fees	27,304
Custodian fees	2,683
Accrued expenses and other payables	232,229
Total Liabilities	7,140,648
Net Assets	$4,874,542,072

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,072,431,000
Undistributed net investment income/(loss)	4,316,403
Undistributed net realized gain/(loss) from investments and foreign currency transactions	81,904,906
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,715,889,763
Total Net Assets	$4,874,542,072
Net Assets - Class A Shares	$20,405,798
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	394,978
Net Asset Value Per Share(3)	$51.66
Maximum Offering Price Per Share(4)	$54.81
Net Assets - Class C Shares	$20,277,040
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	397,062
Net Asset Value Per Share(3)	$51.07
Net Assets - Class D Shares	$3,113,324,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,204,846
Net Asset Value Per Share	$51.71
Net Assets - Class I Shares	$99,107,723
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,915,583
Net Asset Value Per Share	$51.74
Net Assets - Class N Shares	$51,826
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,003
Net Asset Value Per Share	$51.67
Net Assets - Class R Shares	$3,324,032
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,665
Net Asset Value Per Share	$51.40
Net Assets - Class S Shares	$23,253,815
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	450,376
Net Asset Value Per Share	$51.63
Net Assets - Class T Shares	$1,594,797,407
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,861,064
Net Asset Value Per Share	$51.68

(1) Includes cost of $3,152,380,667.

(2) Includes cost of $5,584,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Statement of Operations

For the year ended September 30, 2017(1)

Investment Income:
Dividends	$128,132,355
Dividends from affiliates	48,629
Other income	80
Foreign tax withheld	(390,662)
Total Investment Income	127,790,402
Expenses:
Advisory fees	27,235,622
12b-1Distribution and shareholder servicing fees:
Class A Shares	63,935
Class C Shares	187,104
Class R Shares	15,978
Class S Shares	58,650
Transfer agent administrative fees and expenses:
Class D Shares	3,486,372
Class R Shares	7,989
Class S Shares	58,650
Class T Shares	3,716,785
Transfer agent networking and omnibus fees:
Class A Shares	13,944
Class C Shares	16,215
Class I Shares	57,162
Other transfer agent fees and expenses:
Class A Shares	3,038
Class C Shares	2,421
Class D Shares	490,393
Class I Shares	3,138
Class R Shares	80
Class S Shares	419
Class T Shares	17,253
Shareholder reports expense	522,245
Fund administration fees	408,056
Registration fees	143,676
Non-interested Trustees’ fees and expenses	139,678
Professional fees	84,564
Custodian fees	25,078
Other expenses	252,186
Total Expenses	37,010,631
Less: Excess Expense Reimbursement and Waivers	(178,433)
Net Expenses	36,832,198
Net Investment Income/(Loss)	90,958,204
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	98,920,208
Total Net Realized Gain/(Loss) on Investments	98,920,208
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	699,714,783
Total Change in Unrealized Net Appreciation/Depreciation	699,714,783
Net Increase/(Decrease) in Net Assets Resulting from Operations	$889,593,195

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Growth and Income Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$90,958,204	$86,259,221
Net realized gain/(loss) on investments	98,920,208	263,997,685
Change in unrealized net appreciation/depreciation	699,714,783	221,149,514
Net Increase/(Decrease) in Net Assets Resulting from Operations	889,593,195	571,406,420
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(540,588)	(558,874)
Class C Shares	(294,445)	(270,471)
Class D Shares	(66,513,832)	(59,371,623)
Class I Shares	(1,851,576)	(1,339,932)
Class N Shares	(244)	N/A
Class R Shares	(55,949)	(43,606)
Class S Shares	(462,304)	(472,011)
Class T Shares	(32,885,698)	(30,510,177)
Total Dividends from Net Investment Income	(102,604,636)	(92,566,694)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,660,681)	(2,026,987)
Class C Shares	(1,189,688)	(1,405,344)
Class D Shares	(171,129,149)	(203,274,360)
Class I Shares	(4,353,258)	(4,448,444)
Class R Shares	(195,478)	(190,808)
Class S Shares	(1,449,612)	(1,907,705)
Class T Shares	(88,301,772)	(109,577,434)
Total Distributions from Net Realized Gain from Investment Transactions	(268,279,638)	(322,831,082)
Net Decrease from Dividends and Distributions to Shareholders	(370,884,274)	(415,397,776)
Capital Share Transactions:
Class A Shares	(9,183,371)	4,196,115
Class C Shares	4,242	445,025
Class D Shares	109,342,410	133,718,682
Class I Shares	28,700,098	7,573,066
Class N Shares	50,244	N/A
Class R Shares	291,582	246,809
Class S Shares	(2,889,438)	(1,266,950)
Class T Shares	33,736,925	22,604,519
Net Increase/(Decrease) from Capital Share Transactions	160,052,692	167,517,266
Net Increase/(Decrease) in Net Assets	678,761,613	323,525,910
Net Assets:
Beginning of period	4,195,780,459	3,872,254,549
End of period	$4,874,542,072	$4,195,780,459

Undistributed Net Investment Income/(Loss)	$4,316,403	$15,529,040

(1) Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$46.21	$44.58	$47.03		$40.97	$34.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.88(1)	0.90(1)	1.04(1)		0.88(1)	0.70
Net realized and unrealized gain/(loss)	8.59	5.49	(2.30)		5.92	6.62
Total from Investment Operations	9.47	6.39	(1.26)		6.80	7.32
Less Dividends and Distributions:
Dividends (from net investment income)	(1.04)	(0.99)	(0.88)		(0.74)	(0.63)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)		—	—
Total Dividends and Distributions	(4.02)	(4.76)	(1.19)		(0.74)	(0.63)
Net Asset Value, End of Period	$51.66	$46.21	$44.58		$47.03	$40.97
Total Return*	21.54%	14.93%	(2.79)%		16.69%	21.56%
Net Assets, End of Period (in thousands)	$20,406	$26,885	$21,955		$26,418	$25,749
Average Net Assets for the Period (in thousands)	$25,701	$25,675	$26,477		$28,164	$22,648
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.93%		0.96%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%	0.93%		0.96%	0.96%
Ratio of Net Investment Income/(Loss)	1.82%	1.98%	2.16%		1.96%	2.08%
Portfolio Turnover Rate	16%	24%	30%		23%	33%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$45.75	$44.21	$46.67	$40.70	$34.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.55(1)	0.55(1)	0.68(1)	0.52(1)	0.36
Net realized and unrealized gain/(loss)	8.47	5.46	(2.28)	5.88	6.60
Total from Investment Operations	9.02	6.01	(1.60)	6.40	6.96
Less Dividends and Distributions:
Dividends (from net investment income)	(0.72)	(0.70)	(0.55)	(0.43)	(0.39)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(3.70)	(4.47)	(0.86)	(0.43)	(0.39)
Net Asset Value, End of Period	$51.07	$45.75	$44.21	$46.67	$40.70
Total Return*	20.68%	14.10%	(3.52)%	15.77%	20.53%
Net Assets, End of Period (in thousands)	$20,277	$18,072	$16,993	$16,454	$13,964
Average Net Assets for the Period (in thousands)	$19,922	$17,878	$18,934	$15,369	$12,399
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.69%	1.67%	1.76%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.66%	1.69%	1.67%	1.76%	1.80%
Ratio of Net Investment Income/(Loss)	1.14%	1.23%	1.42%	1.16%	1.23%
Portfolio Turnover Rate	16%	24%	30%	23%	33%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.25	$44.60	$47.06	$40.99	$34.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.98(1)	0.97(1)	1.11(1)	0.96(1)	0.75
Net realized and unrealized gain/(loss)	8.58	5.50	(2.30)	5.92	6.63
Total from Investment Operations	9.56	6.47	(1.19)	6.88	7.38
Less Dividends and Distributions:
Dividends (from net investment income)	(1.12)	(1.05)	(0.96)	(0.81)	(0.68)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(4.10)	(4.82)	(1.27)	(0.81)	(0.68)
Net Asset Value, End of Period	$51.71	$46.25	$44.60	$47.06	$40.99
Total Return*	21.74%	15.12%	(2.66)%	16.89%	21.76%
Net Assets, End of Period (in thousands)	$3,113,324	$2,671,251	$2,437,996	$2,663,380	$2,414,285
Average Net Assets for the Period (in thousands)	$2,911,335	$2,602,641	$2,683,571	$2,594,398	$2,248,201
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.79%	0.79%	0.79%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.79%	0.79%	0.79%	0.80%
Ratio of Net Investment Income/(Loss)	2.04%	2.13%	2.32%	2.12%	2.23%
Portfolio Turnover Rate	16%	24%	30%	23%	33%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.27	$44.61	$47.08	$41.00	$34.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	1.02(1)	1.00(1)	1.15(1)	0.99(1)	0.77
Net realized and unrealized gain/(loss)	8.59	5.51	(2.32)	5.92	6.65
Total from Investment Operations	9.61	6.51	(1.17)	6.91	7.42
Less Dividends and Distributions:
Dividends (from net investment income)	(1.16)	(1.08)	(0.99)	(0.83)	(0.71)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(4.14)	(4.85)	(1.30)	(0.83)	(0.71)
Net Asset Value, End of Period	$51.74	$46.27	$44.61	$47.08	$41.00
Total Return*	21.84%	15.21%	(2.60)%	16.96%	21.88%
Net Assets, End of Period (in thousands)	$99,108	$61,848	$52,184	$54,748	$31,066
Average Net Assets for the Period (in thousands)	$75,159	$56,282	$55,606	$45,976	$25,489
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.72%	0.71%	0.73%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.71%	0.73%	0.71%
Ratio of Net Investment Income/(Loss)	2.11%	2.21%	2.40%	2.19%	2.33%
Portfolio Turnover Rate	16%	24%	30%	23%	33%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30	2017(1)
Net Asset Value, Beginning of Period	$50.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20
Net realized and unrealized gain/(loss)	1.47
Total from Investment Operations	1.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.24)
Net Asset Value, End of Period	$51.67
Total Return*	3.33%
Net Assets, End of Period (in thousands)	$52
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%
Ratio of Net Investment Income/(Loss)	2.54%
Portfolio Turnover Rate	16%

Class R Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.02	$44.43	$46.86	$40.85	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.69(2)	0.69(2)	0.83(2)	0.68(2)	0.52
Net realized and unrealized gain/(loss)	8.52	5.48	(2.30)	5.92	6.61
Total from Investment Operations	9.21	6.17	(1.47)	6.60	7.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.85)	(0.81)	(0.65)	(0.59)	(0.50)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(3.83)	(4.58)	(0.96)	(0.59)	(0.50)
Net Asset Value, End of Period	$51.40	$46.02	$44.43	$46.86	$40.85
Total Return*	21.01%	14.44%	(3.24)%	16.22%	21.02%
Net Assets, End of Period (in thousands)	$3,324	$2,665	$2,331	$3,225	$2,685
Average Net Assets for the Period (in thousands)	$3,201	$2,445	$3,056	$2,932	$2,518
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.38%	1.39%	1.38%	1.38%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%	1.39%	1.38%	1.38%	1.39%
Ratio of Net Investment Income/(Loss)	1.44%	1.53%	1.72%	1.52%	1.64%
Portfolio Turnover Rate	16%	24%	30%	23%	33%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Growth and Income Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.19	$44.57	$47.01	$40.96	$34.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.82(1)	0.81(1)	0.95(1)	0.79(1)	0.63
Net realized and unrealized gain/(loss)	8.56	5.49	(2.30)	5.94	6.62
Total from Investment Operations	9.38	6.30	(1.35)	6.73	7.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.96)	(0.91)	(0.78)	(0.68)	(0.58)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(3.94)	(4.68)	(1.09)	(0.68)	(0.58)
Net Asset Value, End of Period	$51.63	$46.19	$44.57	$47.01	$40.96
Total Return*	21.34%	14.71%	(2.97)%	16.50%	21.33%
Net Assets, End of Period (in thousands)	$23,254	$23,495	$23,789	$33,405	$38,526
Average Net Assets for the Period (in thousands)	$23,525	$24,083	$29,034	$37,191	$38,196
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.14%	1.13%	1.13%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.13%	1.12%	1.12%	1.14%
Ratio of Net Investment Income/(Loss)	1.69%	1.79%	1.98%	1.77%	1.89%
Portfolio Turnover Rate	16%	24%	30%	23%	33%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$46.22	$44.58	$47.04	$40.97	$34.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.94(1)	0.93(1)	1.08(1)	0.92(1)	0.72
Net realized and unrealized gain/(loss)	8.58	5.50	(2.31)	5.93	6.63
Total from Investment Operations	9.52	6.43	(1.23)	6.85	7.35
Less Dividends and Distributions:
Dividends (from net investment income)	(1.08)	(1.02)	(0.92)	(0.78)	(0.66)
Distributions (from capital gains)	(2.98)	(3.77)	(0.31)	—	—
Total Dividends and Distributions	(4.06)	(4.79)	(1.23)	(0.78)	(0.66)
Net Asset Value, End of Period	$51.68	$46.22	$44.58	$47.04	$40.97
Total Return*	21.65%	15.02%	(2.74)%	16.81%	21.66%
Net Assets, End of Period (in thousands)	$1,594,797	$1,391,564	$1,317,006	$1,538,205	$1,398,091
Average Net Assets for the Period (in thousands)	$1,489,926	$1,380,808	$1,492,142	$1,503,853	$1,347,857
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.88%	0.87%	0.88%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.86%	0.87%	0.88%
Ratio of Net Investment Income/(Loss)	1.95%	2.05%	2.25%	2.04%	2.15%
Portfolio Turnover Rate	16%	24%	30%	23%	33%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Growth and Income Fund (formerly named Janus Growth and Income Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

Janus Investment Fund	21

Janus Henderson Growth and Income Fund

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

22	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It

Janus Investment Fund	23

Janus Henderson Growth and Income Fund

Notes to Financial Statements

is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade

24	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Notes to Financial Statements

agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 0.75%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	25

Janus Henderson Growth and Income Fund

Notes to Financial Statements

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

26	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $10,181.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $1,349.

Janus Investment Fund	27

Janus Henderson Growth and Income Fund

Notes to Financial Statements

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	100	-*
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $9,357,158 in purchases and $41,622,009 in sales, resulting in a net realized gain of $4,729,633. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

28	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consistent of deferred compensation, derivatives, tax equalization, and foreign currency contract adjustmentsThe Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 21,778,582	$ 65,078,104	$ -	$ -	$ -	$ (122,194)	$1,715,376,579

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,158,510,198	$1,725,829,850	$(10,453,271)	$ 1,715,376,579

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 102,604,636	$ 268,279,638	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 92,566,694	$ 322,831,082	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 1,717,757	$ 433,795	$ (2,151,552)

Capital has been adjusted by $1,717,759, all of which is long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	29

Janus Henderson Growth and Income Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	247,879	$ 11,858,954	198,919	$ 9,140,174
Reinvested dividends and distributions	44,986	2,095,376	56,089	2,484,004
Shares repurchased	(479,681)	(23,137,701)	(165,689)	(7,428,063)
Net Increase/(Decrease)	(186,816)	$ (9,183,371)	89,319	$ 4,196,115
Class C Shares:
Shares sold	121,461	$ 5,699,786	78,710	$ 3,482,043
Reinvested dividends and distributions	29,307	1,348,713	33,879	1,485,778
Shares repurchased	(148,729)	(7,044,257)	(101,925)	(4,522,796)
Net Increase/(Decrease)	2,039	$ 4,242	10,664	$ 445,025
Class D Shares:
Shares sold	2,826,964	$135,323,213	1,919,182	$ 86,415,670
Reinvested dividends and distributions	4,955,811	231,774,129	5,779,053	256,171,332
Shares repurchased	(5,333,716)	(257,754,932)	(4,602,379)	(208,868,320)
Net Increase/(Decrease)	2,449,059	$109,342,410	3,095,856	$133,718,682
Class I Shares:
Shares sold	962,325	$ 47,118,568	337,965	$ 15,241,059
Reinvested dividends and distributions	111,760	5,239,641	111,663	4,951,734
Shares repurchased	(495,100)	(23,658,111)	(282,704)	(12,619,727)
Net Increase/(Decrease)	578,985	$ 28,700,098	166,924	$ 7,573,066
Class N Shares:
Shares sold	998	$ 50,000	-	$ -
Reinvested dividends and distributions	5	244	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	1,003	$ 50,244	N/A	N/A
Class R Shares:
Shares sold	16,105	$ 756,001	10,198	$ 465,057
Reinvested dividends and distributions	4,621	214,223	5,294	233,525
Shares repurchased	(13,972)	(678,642)	(10,048)	(451,773)
Net Increase/(Decrease)	6,754	$ 291,582	5,444	$ 246,809
Class S Shares:
Shares sold	60,023	$ 2,881,874	65,692	$ 2,974,171
Reinvested dividends and distributions	40,801	1,901,221	53,574	2,371,536
Shares repurchased	(159,060)	(7,672,533)	(144,413)	(6,612,657)
Net Increase/(Decrease)	(58,236)	$ (2,889,438)	(25,147)	$ (1,266,950)
Class T Shares:
Shares sold	2,927,519	$142,517,766	1,854,009	$ 83,596,282
Reinvested dividends and distributions	2,526,027	118,026,920	3,070,897	136,033,764
Shares repurchased	(4,697,536)	(226,807,761)	(4,359,662)	(197,025,527)
Net Increase/(Decrease)	756,010	$ 33,736,925	565,244	$ 22,604,519
(1)	Period from August 4, 2017 (inception date) through September 30, 2017 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$728,742,728	$ 838,833,840	$ -	$ -

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Janus Henderson Growth and Income Fund

Notes to Financial Statements

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace currently served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Manager-of-Managers Structure

At the Meeting, Fund shareholders also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a

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Janus Henderson Growth and Income Fund

Notes to Financial Statements

subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Notes to Financial Statements

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Growth and Income Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

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Janus Henderson Growth and Income Fund

Notes to Financial Statements

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Janus Henderson Growth and Income Fund

Report of Independent Registered Public Accounting Firm

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

Janus Investment Fund	35

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

Janus Investment Fund	37

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

Janus Investment Fund	39

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

42	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

Janus Investment Fund	43

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

Janus Investment Fund	45

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Janus Investment Fund	47

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

48	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	49

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	51

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	53

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

56	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

58	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
4,409,983,650.977	1,874,622,550.287	119,419,559.494	140,285,209.616	381,810,372.961	2,516,137,692.359

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
42.509	2.708	3.181	8.658	57.055	74.504	4.746	5.575	15.174	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
4,409,983,650.977	1,687,767,767.114	271,175,513.485	175,383,993.320	381,810,418.440	2,516,137,692.359

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
38.272	6.149	3.977	8.658	57.055	67.078	10.777	6.970	15.174	100.000

62	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$269,997,397
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Growth and Income Fund

Shareholder Meeting (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Growth and Income Fund

Designation Requirements (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	69

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

70	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund	7/14-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Henderson Growth and Income Fund	11/07-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	71

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

72	SEPTEMBER 30, 2017

Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

NotesPage1

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Janus Henderson Growth and Income Fund

Trustees and Officers (unaudited)

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93048 11-17

74	SEPTEMBER 30, 2017

ANNUAL REPORT September 30, 2017

Janus Henderson International Opportunities Fund (formerly named Henderson International Opportunities Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Opportunities Fund

Janus Henderson International Opportunities Fund (unaudited)

FUND SNAPSHOT In today’s global markets, the best return opportunities may be outside the U.S. The International Opportunities Fund is an international	Glen Finegan co-portfolio manager	Andrew Gillan co-portfolio manager	Junichi Inoue co-portfolio manager	Ronan Kelleher co-portfolio manager	Nicholas Cowley co-portfolio manager

equity fund that seeks long-term growth of capital. The Fund employs a multi-sub-portfolio approach where each underlying sub-portfolio management team is able to focus on their highest conviction ideas.

	Paul O’Connor co-portfolio manager	Stephen Peak co-portfolio manager	Tim Stevenson co-portfolio manager	Ian Warmerdam co-portfolio manager

PERFORMANCE

The Janus Henderson International Opportunities Fund’s Class I shares returned 1.48% over the two month period ended September 30, 2017. The Fund’s benchmark index, the MSCI EAFE Index, returned 2.45%.

INVESTMENT ENVIRONMENT

International equities rose over the two month period. It has been a strong year for International equities with Emerging and European equities the standout performers in U.S. dollar terms.

PERFORMANCE DISCUSSION

Exposure to information technology companies was accretive for performance over the period. Micro Focus, held by the Europe-1 sub-portfolio, contributed to performance. Micro Focus purchases maturing software, collecting licensing and maintenance revenue from users given the software’s typical sticky and hard to replace profile.

The Fund also had good performance from holdings relating to autos. Continental, the German tires and components company held by Europe-1, was among the Fund’s best performers. The auto industry is facing significant challenges including the transition from petrol/diesel engines to hybrid and electric engines, as well as the prospect of autonomous driving. We believe that Continental is well placed to meet these challenges given its history of innovation over many years. Little credit for this is reflected in the current valuation, in our view. Renault, the French car manufacturer also held in Europe-1, was another strong performer. The company has a relatively young product line, benefits from synergies generated from their alliance with Nissan and Mitsubishi, and also already has an established, moderately priced electric vehicle offering in the ZOE.

The Fund’s position in Housing Development Finance (HDFC) detracted. HDFC is an Indian housing finance and financial services company held by both the Emerging Markets and Asia-Pacific sub-portfolios. The company has grown well over many years and provides exposure to the growth of credit and financial services in India where penetration remains relatively low.

At the stock level, Pandora, the Danish silver manufacturer and retailer mainly known for its charm bracelets held in Europe-1, was among the Fund’s most significant detractors. The market has taken a bearish view on the charms story and the company’s ability to diversify away from it. Our view is that the market is being too harsh, that the product offering away from charms is interesting and that the valuation looks attractive given their high return on capital employed, a solid free cash flow yield and their minimal debt levels.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

In our view, some of the markets in International have become bifurcated with perceived winners and disrupters being ever more richly priced, on one hand, versus perceived losers and the disrupted being consistently ignored by investors. We find ourselves feeling more

Janus Investment Fund	1

Janus Henderson International Opportunities Fund (unaudited)

cautious given that markets have been driven by such narrow bases.

While we think that central banks will tread cautiously before they withdraw and taper monetary stimulus and raise interest rates, the challenge is a positive one given the catalyst, namely improving macroeconomic momentum. This return to more conventional rate policy could create a more benign environment for active stock picking.

Thank you for your investment in Janus Henderson International Opportunities Fund.

2	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Continental AG	0.43%	Pandora A/S	-0.41%
	Deutsche Post AG	0.43%	Shire PLC	-0.22%
	Renault SA	0.23%	Royal Ahold Delhaize NV	-0.12%
	Bayer AG	0.21%	Housing Development Finance Corp Ltd	-0.09%
	Micro Focus International PLC	0.20%	Priceline Group Inc	-0.09%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Information Technology	0.20%	23.98%	6.14%
	Industrials	0.09%	9.53%	14.39%
	Utilities	0.05%	1.07%	3.45%
	Consumer Staples	0.04%	5.71%	11.47%
	Real Estate	0.01%	1.73%	3.63%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Energy	-0.39%	1.57%	4.87%
	Other**	-0.38%	5.72%	0.00%
	Consumer Discretionary	-0.15%	19.61%	12.08%
	Materials	-0.15%	0.00%	7.85%
	Health Care	-0.05%	9.53%	10.42%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Continental AG
Auto Components	3.7%
Deutsche Post AG
Air Freight & Logistics	3.1%
Renault SA
Automobiles	2.9%
Bayer AG
Pharmaceuticals	2.8%
Amadeus IT Group SA
Information Technology Services	2.7%
15.2%

Asset Allocation - (% of Net Assets)
Common Stocks	94.2%
Investment Companies	4.5%
Preferred Stocks	0.9%
Other	0.4%
100.0%

Emerging markets comprised 17.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of July 31, 2017

4	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the June 5, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	14.03%	9.06%	2.07%	8.89%	1.34%	1.33%
Class A Shares at MOP	7.49%	7.78%	1.46%	8.49%
Class C Shares at NAV	13.12%	8.22%	1.28%	8.07%	2.10%	2.09%
Class C Shares at CDSC	12.12%	8.22%	1.28%	8.07%
Class D Shares(1)	14.03%	9.06%	2.07%	8.89%	1.13%	1.10%
Class I Shares	14.31%	9.36%	2.07%	8.89%	1.06%	1.03%
Class N Shares	14.28%	9.06%	2.07%	8.89%	1.07%	1.06%
Class R Shares	13.59%	8.72%	1.77%	8.66%	1.74%	1.68%
Class S Shares	13.86%	8.97%	2.02%	8.86%	1.47%	1.45%
Class T Shares	14.03%	9.06%	2.07%	8.89%	1.22%	1.20%
MSCI EAFE Index (Net)	19.10%	8.38%	1.34%	5.86%
MSCI EAFE Index (Gross)	19.65%	8.87%	1.82%	6.32%
Morningstar Quartile - Class A Shares	4th	1st	2nd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	674/767	113/631	124/475	21/361

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least February 1, 2019.

Janus Investment Fund	5

Janus Henderson International Opportunities Fund (unaudited)

Performance

Net expense ratios for Class R Shares reflect an additional expense waiver contractually agreed to through June, 5, 2018.

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class R Shares shown for periods prior to June 5, 2017 reflects the performance of Class R Shares of the Predecessor Fund, calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges or 12b-1 fees), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

6	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI EAFE Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The predecessor Fund’s inception date – August 31, 2001.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson International Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (8/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (8/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (8/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,014.40	$2.24	$1,000.00	$1,018.40	$6.73	1.33%
Class C Shares	$1,000.00	$1,012.90	$3.63	$1,000.00	$1,014.24	$10.91	2.16%
Class D Shares	$1,000.00	$1,014.80	$1.82	$1,000.00	$1,019.65	$5.47	1.08%
Class I Shares	$1,000.00	$1,014.80	$1.68	$1,000.00	$1,020.05	$5.06	1.00%
Class N Shares	$1,000.00	$1,015.20	$1.57	$1,000.00	$1,020.41	$4.71	0.93%
Class R Shares	$1,000.00	$1,014.10	$2.63	$1,000.00	$1,017.25	$7.89	1.56%
Class S Shares	$1,000.00	$1,014.50	$2.12	$1,000.00	$1,018.75	$6.38	1.26%
Class T Shares	$1,000.00	$1,014.80	$1.99	$1,000.00	$1,019.15	$5.97	1.18%
*

Actual Expenses Paid During Period reflect the stub period from August 1, 2017 to September 30, 2017 (stub period reflects the change in fiscal year end from July 31 to September 30) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the stub period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 94.2%
Air Freight & Logistics – 3.1%
Deutsche Post AG	3,352,380	$149,222,252
Auto Components – 5.8%
Bridgestone Corp	1,310,100	59,455,787
Continental AG	707,647	179,594,133
Sumitomo Electric Industries Ltd	2,482,100	40,548,394
		279,598,314
Automobiles – 3.9%
Renault SA	1,400,000	137,506,648
Subaru Corp	1,363,700	49,210,044
		186,716,692
Banks – 9.2%
Alpha Bank AE*	5,000,000	9,867,993
Banco Bradesco SA	1,801,281	18,998,574
Barclays PLC	19,000,000	49,219,566
Credit Agricole SA	6,200,963	112,708,807
HDFC Bank Ltd	1,409,323	38,963,668
ING Groep NV	6,348,439	117,039,896
Mitsubishi UFJ Financial Group Inc	10,395,800	67,515,875
Standard Bank Group Ltd	2,582,190	30,115,245
		444,429,624
Beverages – 0.9%
Treasury Wine Estates Ltd	4,258,772	45,721,066
Biotechnology – 2.3%
Shire PLC	2,150,000	109,116,000
Consumer Finance – 0.6%
American Express Co	318,282	28,791,790
Diversified Financial Services – 3.5%
Ayala Corp	2,198,970	41,997,301
Standard Life Aberdeen PLC	22,038,673	128,001,350
		169,998,651
Diversified Telecommunication Services – 1.7%
BT Group PLC	22,000,000	83,681,235
Electronic Equipment, Instruments & Components – 2.2%
Delta Electronics Inc	4,528,900	23,301,728
Largan Precision Co Ltd	159,000	27,950,857
Murata Manufacturing Co Ltd	386,700	56,848,440
		108,101,025
Food & Staples Retailing – 1.8%
Koninklijke Ahold Delhaize NV	2,500,000	46,740,017
Seven & i Holdings Co Ltd	676,200	26,114,025
Shoprite Holdings Ltd	898,334	13,735,391
		86,589,433
Food Products – 1.7%
Uni-President Enterprises Corp	38,962,000	81,599,175
Health Care Providers & Services – 2.0%
Fresenius SE & Co KGaA	1,202,131	96,960,943
Hotels, Restaurants & Leisure – 2.1%
Sodexo SA	814,846	101,594,541
Household Durables – 0.9%
Techtronic Industries Co Ltd	7,900,500	42,176,187
Independent Power and Renewable Electricity Producers – 0.5%
Engie Brasil Energia SA	1,912,828	21,896,616
Industrial Conglomerates – 2.4%
Siemens AG	830,000	116,922,131
Information Technology Services – 8.1%
Amadeus IT Group SA	2,023,124	131,476,640
Cognizant Technology Solutions Corp	502,380	36,442,645
Fujitsu Ltd	10,628,000	78,961,383
Infosys Ltd	2,758,400	38,006,265

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Mastercard Inc	319,300	$45,085,160
Tata Consultancy Services Ltd	1,025,585	38,251,082
Visa Inc	222,124	23,376,330
		391,599,505
Insurance – 3.4%
AIA Group Ltd	8,295,600	61,171,196
Saga PLC	24,066,374	63,972,355
Tokio Marine Holdings Inc	962,700	37,666,033
		162,809,584
Internet & Direct Marketing Retail – 0.7%
Priceline Group Inc*	18,468	33,811,584
Internet Software & Services – 4.9%
Alibaba Group Holding Ltd (ADR)*	379,238	65,498,195
Alphabet Inc - Class C*	39,558	37,940,473
Facebook Inc	173,115	29,580,160
Tencent Holdings Ltd	1,595,300	68,662,049
Yahoo Japan Corp	6,790,100	32,227,477
		233,908,354
Life Sciences Tools & Services – 1.0%
ICON PLC*	429,463	48,907,246
Machinery – 1.3%
FANUC Corp	311,700	63,137,881
Media – 1.2%
Dentsu Inc	1,273,000	55,893,876
Oil, Gas & Consumable Fuels – 1.4%
Kosmos Energy Ltd*	1,869,305	14,879,668
Lundin Petroleum AB*	2,400,000	52,527,634
		67,407,302
Personal Products – 0.4%
LG Household & Health Care Ltd	25,312	20,689,924
Pharmaceuticals – 3.9%
Bayer AG	1,000,000	136,261,035
Takeda Pharmaceutical Co Ltd	921,600	50,900,563
		187,161,598
Professional Services – 2.4%
RELX NV	5,419,602	115,351,563
Real Estate Management & Development – 1.6%
City Developments Ltd	4,649,500	38,845,834
Mitsui Fudosan Co Ltd	1,877,400	40,715,101
		79,560,935
Road & Rail – 0.5%
East Japan Railway Co	276,100	25,484,832
Semiconductor & Semiconductor Equipment – 1.7%
SK Hynix Inc	195,648	14,164,020
Taiwan Semiconductor Manufacturing Co Ltd	2,717,000	19,400,742
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,318,575	49,512,491
		83,077,253
Software – 4.5%
Micro Focus International PLC	2,800,000	89,546,880
SAP SE	1,152,254	126,218,636
		215,765,516
Specialty Retail – 2.8%
Hennes & Mauritz AB	2,500,000	64,787,521
Kingfisher PLC	17,500,000	69,987,808
		134,775,329
Technology Hardware, Storage & Peripherals – 1.6%
Apple Inc	251,774	38,803,409

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – (continued)
Samsung Electronics Co Ltd	17,523	$39,235,850
		78,039,259
Textiles, Apparel & Luxury Goods – 2.7%
Pandora A/S	1,325,000	130,805,734
Thrifts & Mortgage Finance – 2.3%
Housing Development Finance Corp Ltd	4,181,653	111,541,692
Tobacco – 1.3%
Japan Tobacco Inc	1,888,300	61,897,168
Water Utilities – 0.7%
Aguas Andinas SA	49,944,281	31,804,237
Wireless Telecommunication Services – 1.2%
SoftBank Group Corp	719,500	58,092,063
Total Common Stocks (cost $3,564,309,543)		4,544,638,110
Preferred Stocks – 0.9%
Technology Hardware, Storage & Peripherals – 0.9%
Samsung Electronics Co Ltd (cost $27,931,842)	24,164	43,512,504
Investment Companies – 4.5%
Money Markets – 4.5%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $217,628,019)	217,628,019	217,628,019
Total Investments (total cost $3,809,869,404) – 99.6%		4,805,778,633
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		17,486,210
Net Assets – 100%		$4,823,264,843

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$805,179,130	16.8%
Japan	804,668,942	16.7
United Kingdom	593,525,194	12.4
United States	506,339,238	10.5
France	351,809,996	7.3
Netherlands	279,131,476	5.8
India	226,762,707	4.7
Taiwan	201,764,993	4.2
China	134,160,244	2.8
Spain	131,476,640	2.7
Denmark	130,805,734	2.7
South Korea	117,602,298	2.4
Sweden	117,315,155	2.4
Hong Kong	103,347,383	2.2
Ireland	48,907,246	1.0
Australia	45,721,066	1.0
South Africa	43,850,636	0.9
Philippines	41,997,301	0.9
Brazil	40,895,190	0.9
Singapore	38,845,834	0.8
Chile	31,804,237	0.7
Greece	9,867,993	0.2

Total	$4,805,778,633	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Opportunities Fund

Schedule of Investments

September 30, 2017

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the year ended July 31, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statements of Operations for the year ended July 31, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$22,974,836

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 8,556,008

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statements of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$4,544,638,110	$-	$-
Preferred Stocks	-	43,512,504	-
Investment Companies	217,628,019	-	-
Total Assets	$4,762,266,129	$43,512,504	$-

Janus Investment Fund	13

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	4,805,778,633
Cash	3,484
Cash denominated in foreign currency(2)	3,299
Non-interested Trustees' deferred compensation	88,867
Receivables:
Investments sold	18,500,355
Dividends	8,768,891
Fund shares sold	4,543,497
Foreign tax reclaims	3,142,603
Other assets	224,360
Total Assets	4,841,053,989
Liabilities:
Payables:	—
Investments purchased	8,201,745
Fund shares repurchased	4,310,698
Advisory fees	3,607,396
Transfer agent fees and expenses	678,834
12b-1 Distribution and shareholder servicing fees	509,063
Non-interested Trustees' deferred compensation fees	88,867
Non-interested Trustees' fees and expenses	38,260
Professional fees	35,801
Fund administration fees	31,679
Custodian fees	31,558
Accrued expenses and other payables	255,245
Total Liabilities	17,789,146
Net Assets	$4,823,264,843

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,996,231,725
Undistributed net investment income/(loss)	46,626,534
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(215,510,565)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	995,917,149
Total Net Assets	$4,823,264,843
Net Assets - Class A Shares	$623,171,579
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,127,797
Net Asset Value Per Share(3)	$29.50
Maximum Offering Price Per Share(4)	$31.30
Net Assets - Class C Shares	$432,601,339
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,754,348
Net Asset Value Per Share(3)	$27.46
Net Assets - Class D Shares	$2,186,990
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	74,107
Net Asset Value Per Share	$29.51
Net Assets - Class I Shares	$3,721,309,738
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126,270,571
Net Asset Value Per Share	$29.47
Net Assets - Class N Shares	$10,529,822
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357,267
Net Asset Value Per Share	$29.47
Net Assets - Class R Shares	$23,122,427
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	802,715
Net Asset Value Per Share	$28.81
Net Assets - Class S Shares	$51,588
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,750
Net Asset Value Per Share	$29.48
Net Assets - Class T Shares	$10,291,360
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	348,877
Net Asset Value Per Share	$29.50

(1) Includes cost of $3,809,869,404.

(2) Includes cost of $3,299.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Opportunities Fund

Statements of Operations

See footnotes at the end of the Statement.

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)
Investment Income:
Dividends	$29,674,757	$98,895,996
Securities lending income, net	—	408,155
Other income	230,321	239,096
Foreign tax withheld	(2,076,470)	(9,049,145)
Total Investment Income	27,828,608	90,494,102
Expenses:
Advisory fees	7,172,066	41,048,645
12b-1Distribution and shareholder servicing fees:
Class A Shares	265,680	1,706,639
Class C Shares	731,662	4,571,154
Class IF Shares(3)	N/A	223,754
Class R Shares	16,119	106,990
Class S Shares	22	19
Transfer agent administrative fees and expenses:
Class D Shares	391	210
Class IF Shares(3)	N/A	103,742
Class R Shares	9,695	9,441
Class S Shares	22	19
Class T Shares	4,145	1,059
Transfer agent networking and omnibus fees:
Class A Shares	152,718	448,830
Class C Shares	153,327	463,819
Class I Shares	451,350	1,860,679
Class R Shares	—	39,372
Other transfer agent fees and expenses:
Class A Shares	13,502	126,874
Class C Shares	7,737	67,994
Class D Shares	105	—
Class I Shares	23,670	349,480
Class IF Shares(3)	N/A	14,062
Class N Shares	202	649
Class R Shares	75	3,828
Class T Shares	26	—
Registration fees	22,780	192,988
Professional fees	12,245	195,096
Fund administration fees	62,884	896,577
Shareholder reports expense	—	468,005
Custodian fees	—	1,016,169
Non-interested Trustees’ fees and expenses	6,882	159,587
Other expenses	14,848	443,934
Total Expenses	9,122,153	54,519,615
Less: Excess Expense Reimbursement and Waivers	(1,691)	(2,245)
Net Expenses	9,120,462	54,517,370
Net Investment Income/(Loss)	18,708,146	35,976,732

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Statements of Operations

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	102,888,740	(56,645,477)
Forward foreign currency exchange contracts	—	22,974,836
Total Net Realized Gain/(Loss) on Investments	102,888,740	(33,670,641)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(52,201,788)	553,165,584
Forward foreign currency exchange contracts	—	8,556,008
Total Change in Unrealized Net Appreciation/Depreciation	(52,201,788)	561,721,592
Net Increase/(Decrease) in Net Assets Resulting from Operations	$69,395,098	$564,027,683

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Class IF Shares merged into Class I Shares effective June 2, 2017.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Opportunities Fund

Statements of Changes in Net Assets

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$18,708,146	$35,976,732	$65,394,365
Net realized gain/(loss) on investments	102,888,740	(33,670,641)	(250,791,330)
Change in unrealized net appreciation/depreciation	(52,201,788)	561,721,592	(136,129,214)
Net Increase/(Decrease) in Net Assets Resulting from Operations	69,395,098	564,027,683	(321,526,179)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	—	(9,980,360)	(20,869,230)
Class C Shares	—	(3,938,552)	(4,349,701)
Class I Shares	—	(52,961,746)	(44,704,034)
Class IF Shares(6)	N/A	(8,593,150)	—
Class N Shares	—	(12,169)	(11,583)
Class R Shares	—	(311,863)	(210,746)
Net Decrease from Dividends and Distributions to Shareholders	—	(75,797,840)	(70,145,294)
Capital Share Transactions:
Class A Shares	(22,862,059)	(215,334,814)	(683,968,887)
Class B Shares(5)	N/A	N/A	(16,351,415)
Class C Shares	(10,355,060)	(113,927,964)	1,545,359
Class D Shares	431,250	1,689,311	N/A
Class I Shares	24,509,351	294,494,955	829,351,127
Class IF Shares(6)	N/A	(588,371,558)	588,370,232
Class N Shares	333,816	8,789,513	743,244
Class R Shares	(263,912)	628,041	6,967,314
Class S Shares	—	50,010	N/A
Class T Shares	663,078	9,275,871	N/A
Net Increase/(Decrease) from Capital Share Transactions	(7,543,536)	(602,706,635)	726,656,974
Net Increase/(Decrease) in Net Assets	61,851,562	(114,476,792)	334,985,501
Net Assets:
Beginning of period	4,761,413,281	4,875,890,073	4,540,904,572
End of period	$4,823,264,843	$4,761,413,281	$4,875,890,073

Undistributed Net Investment Income/(Loss)	$46,626,534	$27,183,519	$41,922,116

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

(5) Class B Shares terminated November 4, 2015.

(6) Class IF Shares’ inception date was March 31, 2016. Class IF Shares merged into Class I Shares effective June 2, 2017.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$29.08	$26.05	$28.44		$26.99	$23.79	$19.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.17	0.25		0.28	0.31	0.14
Net realized and unrealized gain/(loss)	0.31	3.25	(2.28)		1.41	2.98	4.58
Total from Investment Operations	0.42	3.42	(2.03)		1.69	3.29	4.72
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.39)	(0.36)		(0.24)	(0.09)	(0.15)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	—	(0.39)	(0.36)		(0.24)	(0.09)	(0.15)
Net Asset Value, End of Period	$29.50	$29.08	$26.05		$28.44	$26.99	$23.79
Total Return*	1.44%	13.36%	(7.18)%		6.33%	13.84%	24.64%
Net Assets, End of Period (in thousands)	$623,172	$637,250	$784,966		$1,623,379	$1,991,001	$1,467,583
Average Net Assets for the Period (in thousands)	$625,740	$682,656	$1,339,821		$1,640,689	$1,871,578	$1,336,874
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.31%	1.35%		1.36%	1.40%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.31%	1.35%		1.36%	1.40%	1.46%
Ratio of Net Investment Income/(Loss)	2.18%	0.63%	0.99%		1.03%	1.18%	0.66%
Portfolio Turnover Rate	5%	51%	45%		71%	74%	129%
				1

Class C Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.11	$24.31	$26.60	$25.31	$22.40	$18.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	(0.03)	0.12	0.09	0.08	(0.04)
Net realized and unrealized gain/(loss)	0.29	3.04	(2.21)	1.29	2.83	4.32
Total from Investment Operations	0.35	3.01	(2.09)	1.38	2.91	4.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.21)	(0.20)	(0.09)	—	—
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	(0.21)	(0.20)	(0.09)	—	—
Net Asset Value, End of Period	$27.46	$27.11	$24.31	$26.60	$25.31	$22.40
Total Return*	1.29%	12.50%	(7.88)%	5.47%	12.99%	23.62%
Net Assets, End of Period (in thousands)	$432,601	$437,418	$504,192	$552,630	$491,403	$424,538
Average Net Assets for the Period (in thousands)	$430,739	$457,115	$513,230	$507,862	$472,096	$414,950
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.16%	2.09%	2.11%	2.13%	2.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.16%	2.09%	2.11%	2.13%	2.17%	2.26%
Ratio of Net Investment Income/(Loss)	1.36%	(0.13)%	0.50%	0.33%	0.32%	(0.18)%
Portfolio Turnover Rate	5%	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$29.08	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.12	0.03
Net realized and unrealized gain/(loss)	0.31	0.58
Total from Investment Operations	0.43	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$29.51	$29.08
Total Return*	1.48%	2.14%
Net Assets, End of Period (in thousands)	$2,187	$1,723
Average Net Assets for the Period (in thousands)	$1,914	$1,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.06%
Ratio of Net Investment Income/(Loss)	2.43%	0.59%
Portfolio Turnover Rate	5%	51%

Class I Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.04	$26.06	$28.45	$27.04	$23.82	$19.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.12	0.25	0.42	0.40	0.39	0.22
Net realized and unrealized gain/(loss)	0.31	3.21	(2.36)	1.36	2.98	4.57
Total from Investment Operations	0.43	3.46	(1.94)	1.76	3.37	4.79
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.48)	(0.45)	(0.35)	(0.15)	(0.22)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	(0.48)	(0.45)	(0.35)	(0.15)	(0.22)
Net Asset Value, End of Period	$29.47	$29.04	$26.06	$28.45	$27.04	$23.82
Total Return*	1.48%	13.58%	(6.87)%	6.60%	14.16%	25.00%
Net Assets, End of Period (in thousands)	$3,721,310	$3,642,386	$2,966,703	$2,333,559	$1,389,207	$872,974
Average Net Assets for the Period (in thousands)	$3,644,165	$2,966,203	$2,631,335	$1,879,501	$1,146,575	$747,361
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.05%	1.06%	1.10%	1.12%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.05%	1.06%	1.10%	1.12%	1.16%
Ratio of Net Investment Income/(Loss)	2.51%	0.94%	1.65%	1.46%	1.47%	1.04%
Portfolio Turnover Rate	5%	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30, 2017 and the year or period ended July 31	2017(1)	2017	2016(2)
Net Asset Value, Beginning of Period	$29.03	$26.05	$27.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.12	0.42	0.33
Net realized and unrealized gain/(loss)	0.32	3.05	(1.02)
Total from Investment Operations	0.44	3.47	(0.69)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.49)	(0.44)
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	(0.49)	(0.44)
Net Asset Value, End of Period	$29.47	$29.03	$26.05
Total Return*	1.52%	13.61%	(2.57)%
Net Assets, End of Period (in thousands)	$10,530	$10,041	$714
Average Net Assets for the Period (in thousands)	$10,134	$2,895	$681
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.98%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.97%	1.08%
Ratio of Net Investment Income/(Loss)	2.57%	1.55%	1.96%
Portfolio Turnover Rate	5%	51%	45%

Class R Shares
For a share outstanding during the period ended September 30, 2017 and the year ended July 31	2017(1)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$28.41	$25.55	$27.97	$26.59	$23.44	$18.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.09	0.08	0.28	0.24	0.22	0.07
Net realized and unrealized gain/(loss)	0.31	3.16	(2.35)	1.35	2.95	4.51
Total from Investment Operations	0.40	3.24	(2.07)	1.59	3.17	4.58
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.38)	(0.35)	(0.21)	(0.02)	(0.07)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	(0.38)	(0.35)	(0.21)	(0.02)	(0.07)
Net Asset Value, End of Period	$28.81	$28.41	$25.55	$27.97	$26.59	$23.44
Total Return*	1.41%	12.89%	(7.45)%	6.05%	13.54%	24.23%
Net Assets, End of Period (in thousands)	$23,122	$23,071	$20,056	$14,173	$9,966	$7,180
Average Net Assets for the Period (in thousands)	$22,887	$21,398	$16,793	$11,221	$8,586	$6,809
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.72%	1.67%	1.63%	1.68%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.56%	1.71%	1.67%	1.63%	1.68%	1.76%
Ratio of Net Investment Income/(Loss)	1.96%	0.29%	1.12%	0.89%	0.85%	0.34%
Portfolio Turnover Rate	5%	51%	45%	71%	74%	129%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$29.06	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.11	0.02
Net realized and unrealized gain/(loss)	0.31	0.57
Total from Investment Operations	0.42	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$29.48	$29.06
Total Return*	1.45%	2.07%
Net Assets, End of Period (in thousands)	$52	$51
Average Net Assets for the Period (in thousands)	$51	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.42%
Ratio of Net Investment Income/(Loss)	2.25%	0.38%
Portfolio Turnover Rate	5%	51%

Class T Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$29.07	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.11(3)	(0.03)(3)
Net realized and unrealized gain/(loss)	0.32	0.63
Total from Investment Operations	0.43	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$29.50	$29.07
Total Return*	1.48%	2.11%
Net Assets, End of Period (in thousands)	$10,291	$9,475
Average Net Assets for the Period (in thousands)	$9,755	$2,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.19%
Ratio of Net Investment Income/(Loss)	2.32%	(0.68)%
Portfolio Turnover Rate	5%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Opportunities Fund (formerly named Henderson International Opportunities Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I, Class N, and Class R Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares and Class IF Predecessor Fund shares were exchanged for Class I Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

As of November 4, 2015, outstanding Class B shares of the Predecessor Fund were terminated. All outstanding Class B shares as of that date were converted into Class A shares within the Predecessor Fund.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital

Janus Investment Fund	23

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

24	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	25

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

26	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Investment Fund	27

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.There were no forward currency contracts held at September 30, 2017.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade

28	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real

Janus Investment Fund	29

Janus Henderson International Opportunities Fund

Notes to Financial Statements

estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Prior to the Reorganization, State Street Bank and Trust Company (SSB) acted as the securities lending agent. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee. Prior to the Reorganization, cash collateral received was invested in the State Street Navigator Securities Lending Prime Portfolio, a 1940 Act registered open-end mutual fund used exclusively for SSB securities lending clients.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Above $10 Billion	0.50

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

30	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Above $10 Billion	0.50

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.94% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. In addition, until June 5, 2018, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets, in order to maintain the total net expense ratio of such share class as of the most recent fiscal year end of the Predecessor Fund. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 2.00%, 2.75%, 1.75%, 2.25%, 1.75% and 1.80% for Class A, Class C, Class I, Class R, Class R6, and Class IF, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	31

Janus Henderson International Opportunities Fund

Notes to Financial Statements

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between

32	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A, Class B (until termination on November 4, 2015), Class C, Class R, and Class IF shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, and annual fee of 1.00% of the average daily net assets attributable to Class B (until termination on November 4, 2015) and Class C shares, an annual fee of 0.50% of the average daily net assets attributable to Class R shares and an annual fee of 0.05% of the average daily net assets attributable to Class IF Shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the period ended September 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Janus Investment Fund	33

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $16,460.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $5,066.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	2		-*
Class I Shares	-*		-*
Class N Shares	-*		-*
Class R Shares	-*		-*
Class S Shares	100		-*
Class T Shares	1		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 56,710,017	$ -	$(199,858,677)	$ -	$ -	$ (91,970)	$970,273,748

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

34	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Capital Loss Carryover Schedule
For the period ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(120,142,207)	$(79,716,470)	$ (199,858,677)

During the period ended September 30, 2017, capital loss carryovers of $99,228,639 were utilized by the Fund.

As of September 30, 2017, capital loss carryovers of $298,194,218 expired unused. As a result, the amount has been reclassified to capital.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,835,504,885	$1,064,266,662	$(93,992,914)	$ 970,273,748

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 75,797,840	$ -	$ -	$ -

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 70,145,294	$ -	$ -	$ -

Janus Investment Fund	35

Janus Henderson International Opportunities Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (298,194,221)	$ 734,869	$ 297,459,352

36	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes to Financial Statements

6. Capital Share Transactions

	Period ended September 30, 2017(1)		Year ended July 31, 2017(2) (3)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	567,632	$ 16,491,969	5,734,204	$ 152,123,381
Reinvested dividends and distributions	-	-	343,347	8,624,883
Shares repurchased	(1,353,511)	(39,354,028)	(14,298,557)	(376,083,078)
Net Increase/(Decrease)	(785,879)	$ (22,862,059)	(8,221,006)	$ (215,334,814)
Class C Shares:
Shares sold	225,985	$ 6,108,207	1,745,051	$ 42,949,004
Reinvested dividends and distributions	-	-	137,134	3,226,754
Shares repurchased	(609,480)	(16,463,267)	(6,480,225)	(160,103,722)
Net Increase/(Decrease)	(383,495)	$ (10,355,060)	(4,598,040)	$ (113,927,964)
Class D Shares:
Shares sold	18,824	$ 545,259	60,302	$ 1,719,962
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(3,964)	(114,009)	(1,055)	(30,651)
Net Increase/(Decrease)	14,860	$ 431,250	59,247	$ 1,689,311
Class I Shares:
Shares sold	4,883,094	$141,545,694	34,685,334	$919,220,173
Reinvested dividends and distributions	-	-	1,829,668	45,833,170
Shares repurchased	(4,038,636)	(117,036,343)	(42,676,380)	(1,119,439,949)
Class IF Shares acquired	N/A	N/A	17,724,444	448,881,561
Net Increase/(Decrease)	844,458	$ 24,509,351	11,563,066	$ 294,494,955
Class IF Shares:
Shares sold	N/A	N/A	-	$ -
Reinvested dividends and distributions	N/A	N/A	341,676	8,593,150
Shares repurchased	N/A	N/A	(5,669,911)	(148,083,147)
Shares merged into Class I	N/A	N/A	(17,646,764)	(448,881,561)
Net Increase/(Decrease)	N/A	N/A	(22,974,999)	$ (588,371,558)
Class N Shares:
Shares sold	12,372	$ 360,869	365,135	$ 10,065,323
Reinvested dividends and distributions	-	-	486	12,169
Shares repurchased	(928)	(27,053)	(47,190)	(1,287,979)
Net Increase/(Decrease)	11,444	$ 333,816	318,431	$ 8,789,513
Class R Shares:
Shares sold	24,557	$ 697,450	308,614	$ 7,927,816
Reinvested dividends and distributions	-	-	3,578	88,057
Shares repurchased	(34,047)	(961,362)	(285,053)	(7,387,832)
Net Increase/(Decrease)	(9,490)	$ (263,912)	27,139	$ 628,041
Class S Shares:
Shares sold	-	$ -	1,750	$ 50,010
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	-	$ -	1,750	$ 50,010
Class T Shares:
Shares sold	41,010	$ 1,190,478	329,800	$ 9,386,637
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(18,076)	(527,400)	(3,857)	(110,766)
Net Increase/(Decrease)	22,934	$ 663,078	325,943	$ 9,275,871
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Class IF Shares’ inception date was March 31, 2016. Class IF Shares merged into Class I Shares effective June 2, 2017.
(3)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

Year ended July 31, 2016(1)(2)	Shares	Amount

Class A Shares:
Shares sold	14,537,408	$ 374,521,319
Reinvested dividends and distributions	728,637	19,476,476
Shares repurchased	(42,216,227)	(1,077,966,682)
Net Increase/(Decrease)	(26,950,182)	$ (683,968,887)
Class B Shares:
Shares sold	635	$ 16,837
Reinvested dividends and distributions	-	-
Shares repurchased	(644,055)	(16,368,252)
Net Increase/(Decrease)	(643,420)	$ (16,351,415)
Class C Shares:
Shares sold	3,655,206	$ 88,932,601
Reinvested dividends and distributions	139,895	3,505,773
Shares repurchased	(3,832,269)	(90,893,015)
Net Increase/(Decrease)	(37,168)	$ 1,545,359
Class I Shares:
Shares sold	62,565,571	$ 1,605,372,241
Reinvested dividends and distributions	1,405,231	37,491,564
Shares repurchased	(32,119,402)	(813,512,678)
Net Increase/(Decrease)	31,851,400	$ 829,351,127
Class IF Shares:
Shares sold	25,547,838	$ 652,904,907
Reinvested dividends and distributions	-	-
Shares repurchased	(2,572,839)	(64,534,675)
Net Increase/(Decrease)	22,974,999	$ 588,370,232
Class N Shares:
Shares sold	27,065	$ 734,407
Reinvested dividends and distributions	434	11,583
Shares repurchased	(107)	(2,746)
Net Increase/(Decrease)	27,392	$ 743,244
Class R Shares:
Shares sold	524,369	$ 13,083,736
Reinvested dividends and distributions	3,313	86,984
Shares repurchased	(249,361)	(6,203,406)
Net Increase/(Decrease)	278,321	$ 6,967,314
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.
(2)	Class B terminated November 4, 2015.

7. Purchases and Sales of Investment Securities

For the period ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$246,012,322	$ 346,145,223	$ -	$ -

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Janus Henderson International Opportunities Fund

Notes to Financial Statements

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,241,344,918	$2,831,760,953	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective on May 30, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson International Opportunities Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2017 through September 30, 2017 and for the year ended July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

November 16, 2017

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	65

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson International Opportunities Fund into Janus Henderson International Opportunities Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson International Opportunities Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
171,938,485.540	86,577,472.123	363,510.836	420,129.330	0.000	87,361,112.289

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
50.354	0.211	0.244	0.000	50.810	99.103	0.416	0.481	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Janus Henderson International Opportunities Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended September 30, 2017:

Foreign Taxes Paid	$1,949,279
Foreign Source Income	$29,385,200
Dividends Received Deduction Percentage	4%
Qualified Dividend Income Percentage	100%

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

Janus Investment Fund	77

Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

78	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	79

Janus Henderson International Opportunities Fund

Notes

NotesPage1

80	SEPTEMBER 30, 2017

Janus Henderson International Opportunities Fund

Notes

NotesPage2

Janus Investment Fund	81

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93082 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson International Small Cap Fund (formerly named Henderson International Small Cap Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Small Cap Fund

Janus Henderson International Small Cap Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson International Small Cap Fund uses fundamental analysis and bottom-up research to uncover attractively valued companies. The Fund uses a value-oriented approach to identify companies believed to be mispriced by the market and that have the potential to outperform the market over the long term.

Ollie Beckett co-portfolio manager	Andrew Gillan co-portfolio manager	Yunyoung Lee co-portfolio manager	Nicholas Sheridan co-portfolio manager

PERFORMANCE

The Janus Henderson International Small Cap Fund’s I share class returned 4.24% over the two-month period ended September 30, 2017. The Fund’s benchmark, the MSCI EAFE Small Cap Index, returned 3.70%.

INVESTMENT ENVIRONMENT

International equities rose over the two month period and small-cap stocks outperformed their larger peers. It has been a strong year for International equities with Emerging and European equities the standout performers in U.S. dollar terms.

PERFORMANCE DISCUSSION

Good performance came from the Fund’s position in French automotive equipment supplier Faurecia, with investors seeming to take more of a realistic view of the future of the motor industry. Japanese software company Broadleaf also contributed to performance. Broadleaf provides work applications to companies involved in the automotive aftermarket and has a strong market position. The Fund’s position in ex-japan also contributed, and the recruitment company beat expectations in their quarterly results announcement. Conversely, the Fund had weaker performance from its position in Swedish cosmetics company Oriflame, which is facing currency headwinds. Weaker performance also came from the position in the Nordic housing development firm JM with the market reacting negatively to their recent quarterly update to the market, with the company missing on order intake.

OUTLOOK

In our view, International equities continue to offer good value relative to other asset classes and regions. International equities have significantly underperformed U.S. equities since the global financial crisis and, in our view, given that International economies sit lower in cycle and given solid economic and corporate momentum, International equities have a lot of catch-up potential.

Year to date, we have seen growth stocks across international markets strongly outperform value stocks and this has increased inversely with market capitalization. While this period has seen relative good economic growth – something which should favor value as an investment style – the period has also seen yields fall on government bonds. This is a trend that is usually supportive of the growth style.

Looking ahead, if economic growth stays robust, government bond yields may start to rise as investors begin betting against quantitative easing and start to worry about inflation. This could, in theory, lead to a reversal in style leadership.

Thank you for your investment in Janus Henderson International Small Cap Fund.

Janus Investment Fund	1

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	en-japan Inc	0.54%	Lenzing AG	-0.31%
	Venture Corp Ltd	0.50%	Kumagai Gumi Co Ltd	-0.17%
	Faurecia	0.39%	Marvelous Inc	-0.14%
	Broadleaf Co Ltd	0.37%	JM AB	-0.13%
	AMG Advanced Metallurgical Group NV	0.34%	Oriflame Holding AG	-0.13%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	0.71%	22.76%	15.86%
	Information Technology	0.65%	19.06%	11.37%
	Real Estate	0.36%	2.56%	10.47%
	Consumer Staples	0.22%	5.38%	6.72%
	Energy	0.12%	1.37%	2.43%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index (Net)
		Contribution	(Average % of Equity)	Weighting
	Industrials	-0.61%	24.81%	22.25%
	Materials	-0.42%	6.39%	9.28%
	Financials	-0.13%	11.42%	11.32%
	Other**	-0.11%	3.03%	0.00%
	Telecommunication Services	-0.01%	1.60%	1.31%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
BE Semiconductor Industries NV
Semiconductor & Semiconductor Equipment	2.3%
en-japan Inc
Professional Services	2.3%
Maire Tecnimont SpA
Construction & Engineering	1.9%
Faurecia
Auto Components	1.9%
Storebrand ASA
Insurance	1.8%
10.2%

Asset Allocation - (% of Net Assets)
Common Stocks	96.6%
Investment Companies	3.5%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of July 31, 2017

Janus Investment Fund	3

Janus Henderson International Small Cap Fund (unaudited)

Performance

See important disclosures on the next page.

		Expense Ratios -
Cumulative Total Return - for the periods ended September 30, 2017		per the June 5, 2017 prospectuses
	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	31.09%	3.56%	1.45%
Class A Shares at MOP	23.55%
Class C Shares at NAV	30.27%	4.26%	2.13%
Class C Shares at CDSC	29.27%
Class D Shares(1)	31.28%	3.41%	1.25%
Class I Shares	31.39%	3.23%	1.11%
Class N Shares	32.70%	3.20%	1.08%
Class S Shares	30.90%	3.70%	1.58%
Class T Shares	31.15%	3.46%	1.34%
MSCI EAFE Small Cap Index (Net)	28.68%
MSCI EAFE Small Cap Index (Gross)	29.13%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least February 1, 2019.

4	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Small Cap Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class R6 Shares of the Predecessor Fund were reorganized into Class N Shares of the Fund. Class R6 Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 15, 2016. Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Rankings are not provided for Funds that are less than 1 year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective June 5, 2017, the Fund’s performance is compared to the MSCI EAFE Small Cap Index net of foreign withholding taxes. Previously, the Predecessor Fund used the MSCI EAFE Small Cap Index gross of foreign withholding taxes. The net version of the benchmark is believed to more closely reflect the Fund’s investment universe.

*The Predecessor Fund’s inception date – December 15, 2016

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Small Cap Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (8/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (8/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (8/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,041.60	$2.34	$1,000.00	$1,018.20	$6.93	1.37%
Class C Shares	$1,000.00	$1,040.10	$3.63	$1,000.00	$1,014.39	$10.76	2.13%
Class D Shares	$1,000.00	$1,042.40	$2.08	$1,000.00	$1,018.95	$6.17	1.22%
Class I Shares	$1,000.00	$1,042.40	$1.96	$1,000.00	$1,019.30	$5.82	1.15%
Class N Shares	$1,000.00	$1,042.40	$1.88	$1,000.00	$1,019.55	$5.57	1.10%
Class S Shares	$1,000.00	$1,040.80	$2.40	$1,000.00	$1,018.00	$7.13	1.41%
Class T Shares	$1,000.00	$1,041.60	$2.10	$1,000.00	$1,018.90	$6.23	1.23%
*

Actual Expenses Paid During Period reflect the stub period from August 1, 2017 to September 30, 2017 (stub period reflects the change in fiscal year end from July 31 to September 30) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the stub period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 96.6%
Air Freight & Logistics – 1.1%
Cia de Distribucion Integral Logista Holdings SA	3,597	$86,485
Auto Components – 9.4%
Cie Plastic Omnium SA	2,593	110,916
Faurecia	2,193	152,209
Leoni AG	1,545	102,450
SAF-Holland SA	5,188	105,456
Showa Corp	8,900	109,322
TS Tech Co Ltd	2,800	94,072
Xinyi Glass Holdings Ltd*	96,000	94,878
		769,303
Banks – 1.4%
SpareBank 1 SMN	11,248	114,775
Building Products – 2.4%
Sanwa Holdings Corp	8,100	92,944
Takasago Thermal Engineering Co Ltd	6,200	102,387
		195,331
Capital Markets – 4.0%
Banca Generali SpA	3,714	128,823
EFG International AG*	11,314	97,935
GAM Holding AG*	6,743	104,478
		331,236
Chemicals – 2.7%
Fuso Chemical Co Ltd	3,700	118,225
Lenzing AG	726	105,275
		223,500
Communications Equipment – 1.1%
VTech Holdings Ltd	6,500	94,696
Construction & Engineering – 6.0%
Kumagai Gumi Co Ltd	3,200	96,560
Maire Tecnimont SpA	28,167	155,853
Peab AB	12,903	142,469
Penta-Ocean Construction Co Ltd	15,300	96,551
		491,433
Diversified Telecommunication Services – 1.4%
Com Hem Holding AB	8,287	118,473
Electrical Equipment – 1.3%
Philips Lighting NV	2,694	108,725
Electronic Equipment, Instruments & Components – 8.6%
ALSO Holding AG*	773	109,151
Electrocomponents PLC	16,064	133,655
Koa Corp	5,300	98,359
Topcon Corp	4,800	84,558
V Technology Co Ltd	800	133,890
Venture Corp Ltd	11,100	144,388
		704,001
Food & Staples Retailing – 2.5%
Matsumotokiyoshi Holdings Co Ltd	1,700	113,776
Metcash Ltd	46,253	92,856
		206,632
Food Products – 2.3%
a2 Milk Co Ltd*	22,648	105,157
Norway Royal Salmon ASA	4,170	87,720
		192,877
Hotels, Restaurants & Leisure – 3.7%
GVC Holdings PLC	10,596	116,553
LeoVegas AB	11,802	100,017
Scandic Hotels Group AB	6,475	88,870
		305,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Small Cap Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Household Durables – 5.3%
Bellway PLC	2,442	$107,871
Bonava AB	6,325	102,387
JM AB	3,461	108,778
Redrow PLC	14,246	113,089
		432,125
Information Technology Services – 3.7%
Itochu Techno-Solutions Corp	3,000	111,990
NEC Networks & System Integration Corp	3,800	90,685
Sopra Steria Group	551	102,266
		304,941
Insurance – 4.5%
ASR Nederland NV	3,092	123,673
Storebrand ASA	17,372	147,485
UNIQA Insurance Group AG	9,257	96,971
		368,129
Internet & Direct Marketing Retail – 1.7%
N Brown Group PLC	29,399	138,333
Leisure Products – 1.2%
Tomy Co Ltd	7,000	96,747
Machinery – 4.8%
Bobst Group SA	820	90,123
Daifuku Co Ltd	2,100	103,404
Pfeiffer Vacuum Technology AG	648	102,158
Sodick Co Ltd	7,900	97,741
		393,426
Marine – 1.3%
Dfds A/S	1,941	110,901
Media – 2.3%
Metropole Television SA	4,329	100,094
Nine Entertainment Co Holdings Ltd	85,619	92,657
		192,751
Metals & Mining – 2.5%
AMG Advanced Metallurgical Group NV	2,908	125,387
Tokyo Steel Manufacturing Co Ltd	9,900	81,569
		206,956
Multi-Utilities – 1.6%
Iren SpA	49,555	132,940
Oil, Gas & Consumable Fuels – 1.5%
Gaztransport Et Technigaz SA	2,203	119,761
Personal Products – 0.9%
Oriflame Holding AG	2,276	77,620
Professional Services – 3.3%
en-japan Inc	5,100	186,983
JAC Recruitment Co Ltd	5,200	81,067
		268,050
Real Estate Management & Development – 2.6%
Goldcrest Co Ltd	4,400	104,339
Yanlord Land Group Ltd	82,700	112,820
		217,159
Semiconductor & Semiconductor Equipment – 2.3%
BE Semiconductor Industries NV	2,755	191,607
Software – 2.9%
Broadleaf Co Ltd	16,200	139,236
Marvelous Inc	11,300	95,916
		235,152
Specialty Retail – 1.5%
Luk Fook Holdings International Ltd	30,000	121,171

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 1.4%
Logitech International SA	3,178	$115,913
Thrifts & Mortgage Finance – 1.0%
OneSavings Bank PLC	14,511	78,370
Trading Companies & Distributors – 2.4%
Bossard Holding AG	426	98,612
Seven Group Holdings Ltd	10,236	96,245
		194,857
Total Common Stocks (cost $6,883,653)		7,939,816
Investment Companies – 3.5%
Money Markets – 3.5%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $287,843)	287,843	287,843
Total Investments (total cost $7,171,496) – 100.1%		8,227,659
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(4,277)
Net Assets – 100%		$8,223,382

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$2,330,321	28.3%
Sweden	738,614	9.0
United Kingdom	687,871	8.4
Switzerland	616,212	7.5
France	585,246	7.1
Netherlands	549,392	6.7
Italy	417,616	5.1
Norway	349,980	4.2
Hong Kong	310,745	3.8
Germany	310,064	3.8
United States	287,843	3.5
Australia	281,758	3.4
Singapore	257,208	3.1
Austria	202,246	2.5
Denmark	110,901	1.3
New Zealand	105,157	1.3
Spain	86,485	1.0

Total	$8,227,659	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Small Cap Fund

Notes to Schedule of Investments and Other Information

MSCI EAFE® Small Cap Index	MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index reflects the performance of small capitalization equities across developed markets, excluding the U.S. and Canada.

PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$7,939,816	$-	$-
Investment Companies	287,843	-	-
Total Assets	$8,227,659	$-	$-

10	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	8,227,659
Cash	37
Cash denominated in foreign currency(2)	5,619
Non-interested Trustees' deferred compensation	151
Receivables:
Dividends	19,855
Due from adviser	15,519
Fund shares sold	10,001
Foreign tax reclaims	3,666
Other assets	6,090
Total Assets	8,288,597
Liabilities:
Payables:	—
Investments purchased	41,795
Registration fees	7,449
Advisory fees	6,663
Professional fees	5,947
Transfer agent fees and expenses	693
Custodian fees	609
Non-interested Trustees' deferred compensation fees	151
12b-1 Distribution and shareholder servicing fees	70
Non-interested Trustees' fees and expenses	62
Fund administration fees	53
Accrued expenses and other payables	1,723
Total Liabilities	65,215
Net Assets	$8,223,382

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,492,793
Undistributed net investment income/(loss)	136,480
Undistributed net realized gain/(loss) from investments and foreign currency transactions	538,070
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,056,039
Total Net Assets	$8,223,382
Net Assets - Class A Shares	$54,563
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,116
Net Asset Value Per Share(3)	$13.26
Maximum Offering Price Per Share(4)	$14.07
Net Assets - Class C Shares	$57,245
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,329
Net Asset Value Per Share(3)	$13.22
Net Assets - Class D Shares	$1,147,110
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	86,474
Net Asset Value Per Share	$13.27
Net Assets - Class I Shares	$54,627
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,116
Net Asset Value Per Share	$13.27
Net Assets - Class N Shares	$6,750,347
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	508,788
Net Asset Value Per Share	$13.27
Net Assets - Class S Shares	$54,535
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,116
Net Asset Value Per Share	$13.25
Net Assets - Class T Shares	$104,955
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,915
Net Asset Value Per Share	$13.26

(1) Includes cost of $7,171,496.

(2) Includes cost of $5,619.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Statements of Operations

	Period ended September 30, 2017(1)	Period ended July 31, 2017(2)
Investment Income:
Dividends	$37,299	$149,879
Other income	438	301
Foreign tax withheld	(2,896)	(15,583)
Total Investment Income	34,841	134,597
Expenses:
Advisory fees	12,738	35,592
12b-1Distribution and shareholder servicing fees:
Class A Shares	23	20
Class C Shares	92	80
Class S Shares	23	20
Transfer agent administrative fees and expenses:
Class D Shares	151	16
Class S Shares	23	20
Class T Shares	34	20
Other transfer agent fees and expenses:
Class D Shares	17	—
Class N Shares	210	869
Registration fees	9,301	948
Professional fees	5,302	33,377
Fund administration fees	101	728
Shareholder reports expense	—	1,520
Custodian fees	—	8,611
Non-interested Trustees’ fees and expenses	62	99
Accounting systems fee	1,920	14,982
Initial organization and offering costs	4,761	29,948
Other expenses	18	—
Total Expenses	34,776	126,850
Less: Excess Expense Reimbursement and Waivers	(20,581)	(83,722)
Net Expenses	14,195	43,128
Net Investment Income/(Loss)	20,646	91,469
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	169,582	369,861
Total Net Realized Gain/(Loss) on Investments	169,582	369,861
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	130,825	925,214
Total Change in Unrealized Net Appreciation/Depreciation	130,825	925,214
Net Increase/(Decrease) in Net Assets Resulting from Operations	$321,053	$1,386,544

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 15, 2016 (inception date of the Fund and Class N) through July 31, 2017. Period from June 5, 2017 (inception date)

through July 31, 2017 for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Small Cap Fund

Statements of Changes in Net Assets

	Period ended September 30, 2017(1)	Period ended July 31, 2017(2)

Operations:
Net investment income/(loss)	$20,646	$91,469
Net realized gain/(loss) on investments	169,582	369,861
Change in unrealized net appreciation/depreciation	130,825	925,214
Net Increase/(Decrease) in Net Assets Resulting from Operations	321,053	1,386,544
Capital Share Transactions:
Class A Shares	—	50,010
Class C Shares	2,728	50,010
Class D Shares	847,339	256,913
Class I Shares	(1,307)	51,244
Class N Shares	59,359	5,051,314
Class S Shares	—	50,010
Class T Shares	43,155	55,010
Net Increase/(Decrease) from Capital Share Transactions	951,274	5,564,511
Net Increase/(Decrease) in Net Assets	1,272,327	6,951,055
Net Assets:
Beginning of period	6,951,055	—
End of period	$8,223,382	$6,951,055

Undistributed Net Investment Income/(Loss)	$136,480	$102,043

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 15, 2016 (inception date) through July 31, 2017. Period from June 5, 2017 (inception date)

through July 31, 2017 for Class A Shares, Class C, Shares, Class D Shares, Class I Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	0.01
Net realized and unrealized gain/(loss)	0.50	0.57
Total from Investment Operations	0.53	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$13.26	$12.73
Total Return*	4.16%	4.77%
Net Assets, End of Period (in thousands)	$55	$52
Average Net Assets for the Period (in thousands)	$53	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.96%	3.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.32%
Ratio of Net Investment Income/(Loss)	1.32%	0.46%
Portfolio Turnover Rate	18%	69%

Class C Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.71	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.01	(0.01)
Net realized and unrealized gain/(loss)	0.50	0.57
Total from Investment Operations	0.51	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$13.22	$12.71
Total Return*	4.01%	4.61%
Net Assets, End of Period (in thousands)	$57	$52
Average Net Assets for the Period (in thousands)	$54	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.73%	4.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.13%	2.09%
Ratio of Net Investment Income/(Loss)	0.59%	(0.31)%
Portfolio Turnover Rate	18%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Small Cap Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.04	0.01
Net realized and unrealized gain/(loss)	0.50	0.57
Total from Investment Operations	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$13.27	$12.73
Total Return*	4.24%	4.77%
Net Assets, End of Period (in thousands)	$1,147	$263
Average Net Assets for the Period (in thousands)	$737	$84
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.16%	7.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.19%
Ratio of Net Investment Income/(Loss)	2.13%	0.55%
Portfolio Turnover Rate	18%	69%

Class I Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	0.01
Net realized and unrealized gain/(loss)	0.51	0.57
Total from Investment Operations	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$13.27	$12.73
Total Return*	4.24%	4.77%
Net Assets, End of Period (in thousands)	$55	$54
Average Net Assets for the Period (in thousands)	$54	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.72%	3.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.07%
Ratio of Net Investment Income/(Loss)	1.52%	0.71%
Portfolio Turnover Rate	18%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.73	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	0.18
Net realized and unrealized gain/(loss)	0.51	2.55
Total from Investment Operations	0.54	2.73
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$13.27	$12.73
Total Return*	4.24%	27.30%
Net Assets, End of Period (in thousands)	$6,750	$6,420
Average Net Assets for the Period (in thousands)	$6,535	$5,673
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.69%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.19%
Ratio of Net Investment Income/(Loss)	1.59%	2.56%
Portfolio Turnover Rate	18%	69%

Class S Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(4)
Net Asset Value, Beginning of Period	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	—(5)
Net realized and unrealized gain/(loss)	0.49	0.58
Total from Investment Operations	0.52	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$13.25	$12.73
Total Return*	4.08%	4.77%
Net Assets, End of Period (in thousands)	$55	$52
Average Net Assets for the Period (in thousands)	$53	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.17%	3.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.57%
Ratio of Net Investment Income/(Loss)	1.27%	0.21%
Portfolio Turnover Rate	18%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 15, 2016 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Small Cap Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	0.01
Net realized and unrealized gain/(loss)	0.50	0.57
Total from Investment Operations	0.53	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$13.26	$12.73
Total Return*	4.16%	4.77%
Net Assets, End of Period (in thousands)	$105	$57
Average Net Assets for the Period (in thousands)	$80	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.10%	3.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.32%
Ratio of Net Investment Income/(Loss)	1.64%	0.47%
Portfolio Turnover Rate	18%	69%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Small Cap Fund (formerly named Henderson International Small Cap Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Small Cap Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the Class R6 Predecessor Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain

Janus Investment Fund	19

Janus Henderson International Small Cap Fund

Notes to Financial Statements

retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be

20	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Deferred Offering Costs

Costs incurred in connection with the offering and initial registration of the Predecessor Fund were deferred in conformity with accounting principles generally accepted in the United States of America and are amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the Predecessor Fund will be fully amortized to expense as of December 15, 2017.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	21

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

22	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	0.99
Next $500 Million	0.89
Above $1 Billion	0.84

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $500 Million	0.99
Next $500 Million	0.89
Above $1 Billion	0.84

Janus Investment Fund	23

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Henderson Investment Management Limited (“HIML”) serves as subadviser to the Fund. As subadviser, HIML provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML is an affiliate of Janus Capital through a common parent company.

Janus Capital pays HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged “HIML” to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 1.06% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.24% for Class R6.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to

24	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of

Janus Investment Fund	25

Janus Henderson International Small Cap Fund

Notes to Financial Statements

$287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the period ended September 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended September 30, 2017.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended September 30, 2017.

26	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	100%	1%
Class C Shares	95	1
Class D Shares	5	1
Class I Shares	100	1
Class N Shares	-*	-*
Class S Shares	100	1
Class T Shares	52	1

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 678,657	$ -	$ -	$ -	$ -	$ (4,231)	$ 1,056,163

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,171,496	$ 1,131,061	$ (74,898)	$ 1,056,163

Janus Investment Fund	27

Janus Henderson International Small Cap Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

For the period ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 13,791	$ (13,791)

28	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Notes to Financial Statements

5. Capital Share Transactions

	Period ended September 30, 2017(1)		Period ended July 31, 2017(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	-	$ -	4,116	$ 50,010
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	-	$ -	4,116	$ 50,010
Class C Shares:
Shares sold	213	$ 2,728	4,116	$ 50,010
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	213	$ 2,728	4,116	$ 50,010
Class D Shares:
Shares sold	68,452	$880,785	20,619	$ 256,923
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(2,596)	(33,446)	(1)	(10)
Net Increase/(Decrease)	65,856	$847,339	20,618	$ 256,913
Class I Shares:
Shares sold	-	$ -	4,218	$ 51,244
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(102)	(1,307)	-	-
Net Increase/(Decrease)	(102)	$ (1,307)	4,218	$ 51,244
Class N Shares:
Shares sold	4,639	$ 59,359	504,149	$5,051,314
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	4,639	$ 59,359	504,149	$5,051,314
Class S Shares:
Shares sold	-	$ -	4,116	$ 50,010
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	-	$ -	4,116	$ 50,010
Class T Shares:
Shares sold	5,234	$ 67,072	4,755	$ 58,010
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(1,835)	(23,917)	(239)	(3,000)
Net Increase/(Decrease)	3,399	$ 43,155	4,516	$ 55,010
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)

Period from December 15, 2016 (inception date) through July 31, 2017 for class N shares. Period from June 5, 2017 (inception date) through July 31, 2017 for Class A Shares, Class C Shares, Class D Shares, Class I Shares , Class S Shares and Class T Shares.

6. Purchases and Sales of Investment Securities

For the period ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,225,504	$ 1,311,529	$ -	$ -

Janus Investment Fund	29

Janus Henderson International Small Cap Fund

Notes to Financial Statements

For the period ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 9,363,054	$ 3,945,073	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson International Small Cap Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2017 through September 30, 2017 and for the period from December 15, 2016 (commencement of operations) through July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

Janus Investment Fund	31

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

48	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	49

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

50	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

52	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	53

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

54	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	55

Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

Janus Investment Fund	57

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

58	SEPTEMBER 30, 2017

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson International Small Cap Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended September 30, 2017:

Foreign Taxes Paid	$2,895
Foreign Source Income	$37,299
Qualified Dividend Income Percentage	26%

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson International Small Cap Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93084 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson International Value Fund (formerly named Perkins International Value Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Value Fund

Janus Henderson International Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson International Value Fund’s Class I Shares returned 14.02% over the one-year period ended September 30, 2017. The Fund underperformed its primary benchmark, the MSCI EAFE Index, which returned 19.10%, and its secondary benchmark, the MSCI All Country World ex-U.S. Index, which returned 19.61%, in the period.

INVESTMENT ENVIRONMENT

Global stock markets began the period in a holding pattern as investors awaited the results of the U.S. presidential election. After the victory of Donald Trump, stocks rallied as investors priced in the potential for a business-friendly, pro-growth agenda. The exception was emerging markets, which were punished by growing concerns of protectionism. Yet these stocks soon recovered and joined their developed market peers in an upward trajectory. Investors also closely watched a series of pivotal elections in Europe. The upsurge in populist nationalism seemed to take several blows: first, with the election of pro-Europe and reform-oriented Emmanuel Macron to France’s presidency. Second, British Prime Minister Theresa May’s bid to reinforce her mandate in Brexit negotiations backfired as Conservatives lost ground in snap elections. However, German Chancellor Angela Merkel saw her position weakened in parliamentary elections, which proved a reminder that populist, anti-European integration sentiment was still present in a deeply fragmented political landscape. Throughout the period, stocks continued to receive support from favorable corporate earnings and global monetary policy, which erred on the side of accommodation. Even with the September announcement that the Federal Reserve would start shrinking its balance sheet and that investors could expect another rate hike by year-end, stocks continued to move higher, with many U.S. indices achieving record highs.

CONTRIBUTORS

Stock selection in telecommunication services and health care aided relative returns. On a country basis, relative contributors included stock selection in the UK and our underweight allocation to Japan.

Sanofi was the leading contributor during the period. Early in 2017, the company posted quarterly results and guidance above expectations, despite continued competitive pressure on its diabetes franchise and continued scrutiny of drug prices across the industry. The company also announced positive clinical trial data on one of its later stage pipeline products, Dupilumab. We added to our position as we continue to believe in the company’s strong cash-flow generation and that the decline of the diabetes franchise is largely expected and factored in the downside scenario. In our view, the valuation remains modest, reflecting relatively low expectations.

America Movil is a leading telecom operator in Latin America. Outperformance during the period was driven largely by a combination of Mexico stabilization and margin expansion. The pace of profit declines in Mexico is improving as pricing pressure begins to subside. Mexican wireless average revenue per user (ARPUs), which were down double digits in 2016 and high-single digits in 2015, were only down 2% in the beginning of 2017. Additionally, constant currency earnings before interest, tax, depreciation and amortization grew for the first time in two years, driven primarily by cost controls and the Mexico recovery. We believe America Movil’s dominant competitive position and reasonable balance sheet confer compelling downside protection.

Compagnie Financiere Richemont was also a leading contributor. Richemont is the second largest luxury company in the world and operates a portfolio of valuable brands, primarily in the watch and jewelry space. The company has experienced strong growth over the past 15

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Janus Henderson International Value Fund (unaudited)

years, but suffered in recent years given anti-graft policies in China, a weak global tourism environment, and wholesale destocking in Hong Kong. Richemont took aggressive measures to protect its long-term profitability via inventory repurchases, which has aided topline growth in 2017. Given its valuable brands, strong management, and room for profitability improvement, we continue to hold the position. Additionally, we think significant net cash gives management flexibility to execute, as well as downside protection.

DETRACTORS

Our underweight in financials and stock selection in materials weighed on relative performance. From a country perspective, our stock selection in Sweden and Singapore detracted from relative returns. Our cash weighting was also a relative detractor.

The leading detractor was Cobham, a UK-based aerospace, defense, and electronic systems manufacturer. The company posted a series of profit warnings in 2016 primarily due to its ill-timed 2015 acquisition of Aeroflex, which resulted in a dilutive rights offering and culminated with the termination of the previous management team. In 2017, the new CEO and CFO issued an additional profit warning that would require an additional equity issuance to shore up the company’s stretched balance sheet. Given the eroding profit outlook and ongoing pressure on the capital structure, we exited the position early in 2017 despite our view that the company has fundamentally good assets and a long track record of consistent profit and cash flow generation prior to the Aeroflex transaction.

Imperial Brands is a top-5 global tobacco company, and a key player in the U.S., with leading brands including Davidoff, West, Winston and Kool. During the period, management said they would spend more on growth opportunities such as investing in brand equity, trade marketing and increased promotions. These investments effectively lowered earnings guidance, pressuring the shares. Additionally, the FDA has proposed significant potential restrictions on nicotine that has increased uncertainty. Lastly, investors are questioning the impact of next generation tobacco products to disrupt the industry. Despite these uncertainties, we believe Imperial has a well-diversified geographic footprint, strong cash-flow generation and an undemanding valuation.

Matas, a health and beauty retailer in Denmark, also detracted. Although it has historically had a high market share due to its strong network of stores, loyalty program, as well as its own successful private label offering, the competitive landscape changed as a parallel importer entered the market with lower prices. This put pressure on the company’s sales and profits. We exited the position early in 2017 given the deterioration of Matas’ competitive position and the initiation of an investment cycle that will worsen its cash flow generation.

OUTLOOK AND POSITIONING

Equity markets posted broad based gains during the period. As one might expect, our underperformance in the period was largely explained by our more defensive positioning, despite favorable stock selection. Given our significant emphasis on quality as we construct our portfolios, we monitor potential bifurcations in the market very carefully and regularly analyze our positioning. We continue to regard the reward-to-risk relationship as more favorable in highly cash-generative business models with enduring brands or intellectual property as well as strong balance sheets. This is most evident in our overweight holdings in areas such as consumer staples and pharmaceuticals, and we would anticipate these stocks to perform better in an economic downturn. We contrast this with more economically sensitive exposures, especially commodity-sensitive sectors such as energy and materials, where we believe risks are skewed to the downside.

The period was marked with significantly escalating global tensions around the Korean peninsula and increased confusion around the UK political landscape and Brexit negotiations. Domestically, repeated efforts to repeal the Affordable Care Act have failed, and the Trump legislative agenda appears in turmoil as it attempts to take on an even greater challenge in tax reform. We readily acknowledge potential positive economic impact from tax reform, regulatory relief, or fiscal stimulus. Nevertheless, we believe a more cautious approach is warranted at this phase in the cycle.

At Perkins, downside scenario analysis is crucial to our investment process and philosophy. As securities prices continue to rise, we are increasingly challenged to identify incremental positive catalysts that could fuel further appreciation. Additionally, securities prices clearly have further to fall amid increasingly plausible down cases. We have repeatedly written and continue to believe that our rigorous approach to downside analysis helps minimize potential drawdowns such that we can compound higher returns than our benchmark over complete (and inevitable) market cycles. We continue to see elevated

2	SEPTEMBER 30, 2017

Janus Henderson International Value Fund (unaudited)

valuations in the market, and we believe investor optimism has made identifying bargain securities with acceptable downside risk increasingly challenging. We continue to hold a portion of the portfolio in cash, as we seek to exercise sell discipline with stocks that reach our price targets and amid a dearth of what we believe to be bargain securities in the market.

Thank you for your investment and continued confidence in Perkins.

Janus Investment Fund	3

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Sanofi	1.17%	Cobham PLC	-0.43%
	America Movil SAB de CV Class L	1.11%	Imperial Brands PLC	-0.28%
	Compagnie Financiere Richemont SA	0.86%	Matas A/S	-0.22%
	BAE Systems PLC	0.82%	Foxtons Group Plc	-0.20%
	PageGroup PLC	0.78%	Cenovus Energy Inc	-0.19%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Telecommunication Services	0.85%	8.16%	4.40%
	Health Care	0.82%	13.00%	10.71%
	Utilities	0.23%	1.98%	3.40%
	Real Estate	0.18%	2.30%	3.72%
	Industrials	0.14%	21.67%	14.30%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.73%	5.60%	21.16%
	Other**	-1.59%	7.65%	0.00%
	Materials	-1.00%	5.80%	7.83%
	Consumer Discretionary	-0.74%	9.25%	12.27%
	Information Technology	-0.58%	1.47%	5.76%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	SEPTEMBER 30, 2017

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Sanofi
Pharmaceuticals	3.8%
BAE Systems PLC
Aerospace & Defense	3.2%
Diageo PLC
Beverages	3.1%
Swedish Match AB
Tobacco	3.1%
Novartis AG
Pharmaceuticals	3.0%
16.2%

Asset Allocation - (% of Net Assets)
Common Stocks	92.5%
Repurchase Agreements	7.2%
Other	0.3%
100.0%

Emerging markets comprised 9.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

Janus Investment Fund	5

Janus Henderson International Value Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017			per the January 27, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	13.72%	6.02%	2.43%	1.18%
Class A Shares at MOP	7.17%	4.64%
Class C Shares at NAV	13.06%	5.25%	3.24%	1.90%
Class C Shares at CDSC	12.06%	5.25%
Class D Shares(1)	14.04%	6.18%	2.48%	1.02%
Class I Shares	14.02%	6.27%	2.31%	0.95%
Class N Shares	14.28%	6.35%	2.19%	0.87%
Class S Shares	13.74%	5.94%	2.72%	1.37%
Class T Shares	13.77%	6.06%	2.50%	1.12%
MSCI EAFE Index	19.10%	6.73%
MSCI All Country World ex USA Index	19.61%	5.79%
Morningstar Quartile - Class I Shares	4th	3rd
Morningstar Ranking - based on total returns for Foreign Large Value Funds	304/336	140/286

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2018.

6	SEPTEMBER 30, 2017

Janus Henderson International Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 1, 2013

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson International Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,091.90	$6.24	$1,000.00	$1,019.10	$6.02	1.19%
Class C Shares	$1,000.00	$1,089.30	$9.90	$1,000.00	$1,015.59	$9.55	1.89%
Class D Shares	$1,000.00	$1,094.00	$5.30	$1,000.00	$1,020.00	$5.11	1.01%
Class I Shares	$1,000.00	$1,094.10	$4.99	$1,000.00	$1,020.31	$4.81	0.95%
Class N Shares	$1,000.00	$1,094.90	$4.52	$1,000.00	$1,020.76	$4.36	0.86%
Class S Shares	$1,000.00	$1,092.70	$6.61	$1,000.00	$1,018.75	$6.38	1.26%
Class T Shares	$1,000.00	$1,092.10	$5.82	$1,000.00	$1,019.50	$5.62	1.11%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 92.5%
Aerospace & Defense – 6.1%
BAE Systems PLC	200,971	$1,700,383
Meggitt PLC	108,986	760,761
Safran SA	8,204	838,075
		3,299,219
Automobiles – 4.3%
Honda Motor Co Ltd	35,700	1,057,261
Hyundai Motor Co	9,612	1,263,301
		2,320,562
Banks – 3.1%
Lloyds Banking Group PLC	1,109,014	1,006,371
Royal Bank of Scotland Group PLC*	186,860	671,703
		1,678,074
Beverages – 4.3%
Diageo PLC	51,045	1,677,609
Stock Spirits Group PLC	200,228	643,837
		2,321,446
Capital Markets – 1.2%
Deutsche Boerse AG	5,803	628,944
Chemicals – 2.6%
Nippon Fine Chemical Co Ltd	19,000	159,924
Nitto FC Co Ltd	19,100	146,166
Potash Corp of Saskatchewan Inc	39,736	765,036
Tikkurila Oyj	16,862	307,082
		1,378,208
Commercial Services & Supplies – 2.1%
Daiseki Co Ltd	12,800	322,418
Secom Co Ltd	7,800	568,621
Secom Joshinetsu Co Ltd	7,300	232,930
		1,123,969
Communications Equipment – 0.4%
Icom Inc	9,200	222,743
Construction Materials – 3.1%
HeidelbergCement AG	7,744	795,934
Vicat SA	11,197	854,294
		1,650,228
Diversified Consumer Services – 0.1%
Shingakukai Co Ltd	15,700	77,446
Diversified Telecommunication Services – 3.4%
Singapore Telecommunications Ltd	507,500	1,377,185
Telenor ASA	20,754	438,929
		1,816,114
Electrical Equipment – 2.2%
ABB Ltd	29,292	724,357
Cosel Co Ltd	37,700	489,219
		1,213,576
Electronic Equipment, Instruments & Components – 0.2%
Kitagawa Industries Co Ltd	10,888	123,677
Food Products – 6.0%
Danone SA	16,649	1,305,877
Nestle SA	15,368	1,287,413
Orkla ASA	63,066	647,095
		3,240,385
Health Care Equipment & Supplies – 0.5%
Nakanishi Inc	6,300	285,015
Health Care Providers & Services – 0.7%
BML Inc	18,200	389,364
Hotels, Restaurants & Leisure – 0.8%
Grand Korea Leisure Co Ltd	20,021	414,372

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Value Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – 1.9%
CK Hutchison Holdings Ltd	79,684	$1,018,582
Information Technology Services – 1.7%
Infosys Ltd (ADR)	39,050	569,739
Transcosmos Inc	14,500	334,437
		904,176
Insurance – 1.5%
Sompo Holdings Inc	20,658	803,846
Machinery – 3.4%
Ebara Corp	25,100	833,246
GEA Group AG	21,724	988,166
		1,821,412
Media – 1.7%
Grupo Televisa SAB (ADR)	36,109	890,809
Multi-Utilities – 1.4%
Engie SA	44,116	749,196
Oil, Gas & Consumable Fuels – 4.0%
BP PLC (ADR)	27,941	1,073,773
Canadian Natural Resources Ltd	12,346	413,545
Cenovus Energy Inc	21,307	213,651
Royal Dutch Shell PLC	16,007	482,217
		2,183,186
Personal Products – 2.7%
CLIO Cosmetics Co Ltd	8,387	240,968
Unilever NV	20,093	1,188,241
		1,429,209
Pharmaceuticals – 11.7%
GlaxoSmithKline PLC	48,292	963,084
Novartis AG	18,866	1,615,527
Roche Holding AG	5,447	1,390,867
Sanofi	20,683	2,053,463
Taisho Pharmaceutical Holdings Co Ltd	3,900	296,027
		6,318,968
Professional Services – 2.0%
Bureau Veritas SA	20,696	534,050
Pagegroup PLC	82,880	552,881
		1,086,931
Real Estate Management & Development – 2.6%
Brookfield Real Estate Services Inc	25,015	332,838
CK Asset Holdings Ltd	41,178	340,809
Foxtons Group PLC	320,103	290,562
LSL Property Services PLC	142,318	448,569
		1,412,778
Specialty Retail – 0.9%
Lookers PLC	185,119	297,627
Vertu Motors PLC	286,111	183,041
		480,668
Textiles, Apparel & Luxury Goods – 1.8%
Cie Financiere Richemont SA	10,827	989,763
Tobacco – 6.9%
Imperial Brands PLC	18,085	771,492
KT&G Corp	4,530	417,357
Scandinavian Tobacco Group A/S	48,268	856,411
Swedish Match AB	47,086	1,652,232
		3,697,492
Trading Companies & Distributors – 1.1%
Kuroda Electric Co Ltd	8,100	141,251
Travis Perkins PLC	22,104	428,824
		570,075

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Schedule of Investments

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – (continued)
Transportation Infrastructure – 1.2%
BBA Aviation PLC	160,500	$641,673
Wireless Telecommunication Services – 4.9%
America Movil SAB de CV	1,586,581	1,408,319
Rogers Communications Inc	9,993	515,349
Vodafone Group PLC	255,420	714,538
		2,638,206
Total Common Stocks (cost $45,808,056)		49,820,312
Repurchase Agreements – 7.2%
Undivided interest of 6.5% in a joint repurchase agreement (principal amount $60,000,000 with a maturity value of $60,004,950) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $3,900,322 collateralized by $60,660,000 in U.S. Treasuries 0% - 2.2500%, 1/18/18 - 11/15/24 with a value of $61,202,420 (cost $3,900,000)	$3,900,000	3,900,000
Total Investments (total cost $49,708,056) – 99.7%		53,720,312
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		150,891
Net Assets – 100%		$53,871,203

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$13,308,945	24.8%
Japan	6,483,591	12.1
France	6,334,955	11.8
Switzerland	6,007,927	11.2
United States	3,900,000	7.2
Germany	2,413,044	4.5
South Korea	2,335,998	4.3
Mexico	2,299,128	4.3
Canada	2,240,419	4.2
Sweden	1,652,232	3.1
Singapore	1,377,185	2.6
Hong Kong	1,359,391	2.5
Netherlands	1,188,241	2.2
Norway	1,086,024	2.0
Denmark	856,411	1.6
India	569,739	1.0
Finland	307,082	0.6

Total	$53,720,312	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Value Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World ex USA IndexSM	MSCI All Country World ex USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$49,820,312	$-	$-
Repurchase Agreements	-	3,900,000	-
Total Assets	$49,820,312	$3,900,000	$-

12	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	49,820,312
Repurchase agreements, at value(2)	3,900,000
Cash	32,913
Cash denominated in foreign currency(3)	14,363
Non-interested Trustees' deferred compensation	993
Receivables:
Dividends	121,509
Foreign tax reclaims	48,301
Investments sold	9,866
Fund shares sold	2,140
Interest	322
Other assets	3,257
Total Assets	53,953,976
Liabilities:
Payables:	—
Advisory fees	32,817
Professional fees	29,478
Fund shares repurchased	9,649
Custodian fees	2,759
Transfer agent fees and expenses	2,660
Non-interested Trustees' deferred compensation fees	993
Investments purchased	551
12b-1 Distribution and shareholder servicing fees	436
Fund administration fees	354
Non-interested Trustees' fees and expenses	352
Accrued expenses and other payables	2,724
Total Liabilities	82,773
Net Assets	$53,871,203

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Value Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$48,816,201
Undistributed net investment income/(loss)	747,617
Undistributed net realized gain/(loss) from investments and foreign currency transactions	292,534
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,014,851
Total Net Assets	$53,871,203
Net Assets - Class A Shares	$336,042
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,134
Net Asset Value Per Share(4)	$11.53
Maximum Offering Price Per Share(5)	$12.23
Net Assets - Class C Shares	$361,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,485
Net Asset Value Per Share(4)	$11.47
Net Assets - Class D Shares	$3,497,893
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	303,728
Net Asset Value Per Share	$11.52
Net Assets - Class I Shares	$8,040,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	698,504
Net Asset Value Per Share	$11.51
Net Assets - Class N Shares	$40,244,927
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,487,804
Net Asset Value Per Share	$11.54
Net Assets - Class S Shares	$272,703
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	23,609
Net Asset Value Per Share	$11.55
Net Assets - Class T Shares	$1,118,550
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	97,230
Net Asset Value Per Share	$11.50

(1) Includes cost of $45,808,056.

(2) Includes cost of repurchase agreements of $3,900,000.

(3) Includes cost of $14,363.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$1,215,283
Interest	22,420
Foreign tax withheld	(109,959)
Total Investment Income	1,127,744
Expenses:
Advisory fees	269,635
12b-1Distribution and shareholder servicing fees:
Class A Shares	871
Class C Shares	2,935
Class S Shares	605
Transfer agent administrative fees and expenses:
Class D Shares	3,585
Class S Shares	605
Class T Shares	2,159
Transfer agent networking and omnibus fees:
Class A Shares	252
Class C Shares	53
Class I Shares	6,696
Other transfer agent fees and expenses:
Class A Shares	55
Class C Shares	40
Class D Shares	1,036
Class I Shares	541
Class N Shares	761
Class S Shares	15
Class T Shares	42
Registration fees	98,494
Professional fees	38,688
Custodian fees	12,243
Shareholder reports expense	4,324
Fund administration fees	3,023
Non-interested Trustees’ fees and expenses	1,217
Other expenses	9,215
Total Expenses	457,090
Less: Excess Expense Reimbursement and Waivers	(143,817)
Net Expenses	313,273
Net Investment Income/(Loss)	814,471
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	311,871
Total Net Realized Gain/(Loss) on Investments	311,871
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,574,756
Total Change in Unrealized Net Appreciation/Depreciation	4,574,756
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,701,098

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Value Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$814,471	$269,471
Net realized gain/(loss) on investments	311,871	204,637
Change in unrealized net appreciation/depreciation	4,574,756	137,091
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,701,098	611,199
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(8,050)	(5,769)
Class C Shares	(3,730)	(3,245)
Class D Shares	(59,589)	(59,133)
Class I Shares	(152,097)	(155,200)
Class N Shares	(38,749)	(40,846)
Class S Shares	(4,685)	(4,734)
Class T Shares	(14,168)	(19,937)
Total Dividends from Net Investment Income	(281,068)	(288,864)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(3,645)	(1,890)
Class C Shares	(2,548)	(1,859)
Class D Shares	(25,072)	(18,053)
Class I Shares	(62,332)	(44,837)
Class N Shares	(15,415)	(11,534)
Class S Shares	(2,178)	(1,598)
Class T Shares	(6,134)	(6,367)
Total Distributions from Net Realized Gain from Investment Transactions	(117,324)	(86,138)
Net Decrease from Dividends and Distributions to Shareholders	(398,392)	(375,002)
Capital Share Transactions:
Class A Shares	(79,458)	152,896
Class C Shares	62,213	7,835
Class D Shares	582,790	21,738
Class I Shares	677,126	208,764
Class N Shares	34,683,106	62,692
Class S Shares	16,864	6,332
Class T Shares	346,634	(212,346)
Net Increase/(Decrease) from Capital Share Transactions	36,289,275	247,911
Net Increase/(Decrease) in Net Assets	41,591,981	484,108
Net Assets:
Beginning of period	12,279,222	11,795,114
End of period	$53,871,203	$12,279,222

Undistributed Net Investment Income/(Loss)	$747,617	$220,414

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Financial Highlights

Class A Shares
For a share outstanding during each year or period ended September 30	2017	2016	2015		2014	2013(1)
Net Asset Value, Beginning of Period	$10.47	$10.26	$11.42		$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.24(2)	0.14(2)		0.21(2)	0.10
Net realized and unrealized gain/(loss)	1.21	0.27	(0.82)		0.38	0.88
Total from Investment Operations	1.38	0.51	(0.68)		0.59	0.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.23)	(0.20)		(0.05)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)		(0.10)	—
Total Dividends and Distributions	(0.32)	(0.30)	(0.48)		(0.15)	—
Net Asset Value, End of Period	$11.53	$10.47	$10.26		$11.42	$10.98
Total Return*	13.72%	5.17%	(6.05)%		5.45%	9.80%
Net Assets, End of Period (in thousands)	$336	$385	$220		$229	$508
Average Net Assets for the Period (in thousands)	$341	$319	$233		$258	$460
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.07%	2.40%	2.28%		2.20%	12.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.25%	1.27%		1.20%	1.36%
Ratio of Net Investment Income/(Loss)	1.57%	2.36%	1.28%		1.80%	1.80%
Portfolio Turnover Rate	24%	22%	12%		37%	7%
				1

Class C Shares
For a share outstanding during each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.40	$10.17	$11.34	$10.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(2)	0.14(2)	0.06(2)	0.12(2)	0.07
Net realized and unrealized gain/(loss)	1.21	0.29	(0.81)	0.38	0.87
Total from Investment Operations	1.31	0.43	(0.75)	0.50	0.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.13)	(0.14)	—	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.24)	(0.20)	(0.42)	(0.10)	—
Net Asset Value, End of Period	$11.47	$10.40	$10.17	$11.34	$10.94
Total Return*	13.06%	4.38%	(6.77)%	4.59%	9.40%
Net Assets, End of Period (in thousands)	$361	$268	$253	$252	$469
Average Net Assets for the Period (in thousands)	$294	$263	$251	$277	$447
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.65%	3.24%	3.02%	3.02%	13.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.91%	2.01%	2.00%	2.00%	2.06%
Ratio of Net Investment Income/(Loss)	0.99%	1.43%	0.54%	1.04%	1.14%
Portfolio Turnover Rate	24%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Value Fund

Financial Highlights

Class D Shares
For a share outstanding during each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.45	$10.24	$11.40	$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(2)	0.23(2)	0.16(2)	0.22(2)	0.06
Net realized and unrealized gain/(loss)	1.21	0.30	(0.83)	0.39	0.92
Total from Investment Operations	1.41	0.53	(0.67)	0.61	0.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.25)	(0.21)	(0.09)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.34)	(0.32)	(0.49)	(0.19)	—
Net Asset Value, End of Period	$11.52	$10.45	$10.24	$11.40	$10.98
Total Return*	14.04%	5.35%	(5.98)%	5.59%	9.80%
Net Assets, End of Period (in thousands)	$3,498	$2,568	$2,492	$2,346	$1,439
Average Net Assets for the Period (in thousands)	$2,992	$2,508	$2,450	$1,816	$931
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	2.48%	2.14%	2.44%	11.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.12%	1.16%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	1.93%	2.27%	1.44%	1.92%	1.48%
Portfolio Turnover Rate	24%	22%	12%	37%	7%

Class I Shares
For a share outstanding during each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.45	$10.24	$11.41	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.21(2)	0.23(2)	0.16(2)	0.27(2)	0.03
Net realized and unrealized gain/(loss)	1.19	0.31	(0.82)	0.34	0.97
Total from Investment Operations	1.40	0.54	(0.66)	0.61	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.26)	(0.23)	(0.10)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.34)	(0.33)	(0.51)	(0.20)	—
Net Asset Value, End of Period	$11.51	$10.45	$10.24	$11.41	$11.00
Total Return*	14.02%	5.50%	(5.94)%	5.61%	10.00%
Net Assets, End of Period (in thousands)	$8,040	$6,576	$6,236	$7,239	$2,583
Average Net Assets for the Period (in thousands)	$7,270	$6,217	$6,755	$6,812	$967
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	2.31%	2.08%	2.14%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.05%	1.06%	0.99%	0.92%
Ratio of Net Investment Income/(Loss)	1.99%	2.31%	1.46%	2.34%	1.49%
Portfolio Turnover Rate	24%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Financial Highlights

Class N Shares
For a share outstanding during each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.46	$10.26	$11.42	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(2)	0.24(2)	0.17(2)	0.26(2)	0.08
Net realized and unrealized gain/(loss)	1.14	0.29	(0.82)	0.36	0.92
Total from Investment Operations	1.43	0.53	(0.65)	0.62	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.23)	(0.10)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.35)	(0.33)	(0.51)	(0.20)	—
Net Asset Value, End of Period	$11.54	$10.46	$10.26	$11.42	$11.00
Total Return*	14.28%	5.45%	(5.84)%	5.68%	10.00%
Net Assets, End of Period (in thousands)	$40,245	$1,588	$1,508	$1,375	$844
Average Net Assets for the Period (in thousands)	$21,621	$1,508	$1,505	$1,119	$595
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	2.19%	2.00%	2.16%	11.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.96%	0.99%	0.99%	1.02%
Ratio of Net Investment Income/(Loss)	2.70%	2.39%	1.57%	2.23%	1.82%
Portfolio Turnover Rate	24%	22%	12%	37%	7%

Class S Shares
For a share outstanding during each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.48	$10.27	$11.44	$10.97	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.21(2)	0.14(2)	0.19(2)	0.10
Net realized and unrealized gain/(loss)	1.21	0.29	(0.82)	0.38	0.87
Total from Investment Operations	1.38	0.50	(0.68)	0.57	0.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.22)	(0.21)	—(3)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.31)	(0.29)	(0.49)	(0.10)	—
Net Asset Value, End of Period	$11.55	$10.48	$10.27	$11.44	$10.97
Total Return*	13.74%	5.09%	(6.10)%	5.27%	9.70%
Net Assets, End of Period (in thousands)	$273	$231	$219	$213	$473
Average Net Assets for the Period (in thousands)	$242	$222	$231	$240	$467
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.15%	2.72%	2.50%	2.49%	13.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.34%	1.28%	1.34%	1.56%
Ratio of Net Investment Income/(Loss)	1.64%	2.06%	1.27%	1.66%	1.65%
Portfolio Turnover Rate	24%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Value Fund

Financial Highlights

Class T Shares
For a share outstanding during each year or period ended September 30	2017	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.45	$10.24	$11.41	$10.99	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.22(2)	0.15(2)	0.22(2)	0.07
Net realized and unrealized gain/(loss)	1.19	0.29	(0.82)	0.37	0.92
Total from Investment Operations	1.38	0.51	(0.67)	0.59	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.23)	(0.22)	(0.07)	—
Distributions (from capital gains)	(0.10)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.33)	(0.30)	(0.50)	(0.17)	—
Net Asset Value, End of Period	$11.50	$10.45	$10.24	$11.41	$10.99
Total Return*	13.77%	5.24%	(6.06)%	5.42%	9.90%
Net Assets, End of Period (in thousands)	$1,119	$664	$867	$733	$972
Average Net Assets for the Period (in thousands)	$864	$809	$870	$702	$762
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	2.50%	2.25%	2.29%	11.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.21%	1.23%	1.19%	1.27%
Ratio of Net Investment Income/(Loss)	1.79%	2.13%	1.34%	1.89%	1.48%
Portfolio Turnover Rate	24%	22%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson International Value Fund (formerly named Perkins International Value Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Janus Investment Fund	21

Janus Henderson International Value Fund

Notes to Financial Statements

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s

22	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Notes to Financial Statements

investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	23

Janus Henderson International Value Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

24	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-

Janus Investment Fund	25

Janus Henderson International Value Fund

Notes to Financial Statements

related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$3,900,000	$—	$(3,900,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.80% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. The previous expense limit (until February 1, 2017) was 0.93%. If applicable, amounts waived

26	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Notes to Financial Statements

and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may

Janus Investment Fund	27

Janus Henderson International Value Fund

Notes to Financial Statements

exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $39.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the year ended September 30, 2017.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

28	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Notes to Financial Statements

Class	% of Class Owned	% of Fund Owned
Class A Shares	64%	-	%*
Class C Shares	64	-*
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	97	72
Class S Shares	88	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 1,151,176	$ 33,115	$ -	$ -	$ -	$ 1,572	$ 3,869,133

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 49,851,179	$ 4,535,782	$ (666,649)	$ 3,869,133

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

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Janus Henderson International Value Fund

Notes to Financial Statements

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 325,213	$ 73,179	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 288,864	$ 86,138	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ (6,200)	$ 6,200

30	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	20,973	$ 212,608	18,483	$ 185,456
Reinvested dividends and distributions	1,203	11,695	773	7,659
Shares repurchased	(29,850)	(303,761)	(3,945)	(40,219)
Net Increase/(Decrease)	(7,674)	$ (79,458)	15,311	$ 152,896
Class C Shares:
Shares sold	7,761	$ 85,645	2,463	$ 24,668
Reinvested dividends and distributions	646	6,278	516	5,104
Shares repurchased	(2,654)	(29,710)	(2,102)	(21,937)
Net Increase/(Decrease)	5,753	$ 62,213	877	$ 7,835
Class D Shares:
Shares sold	206,665	$ 2,151,921	74,265	$ 739,129
Reinvested dividends and distributions	8,584	83,176	7,658	75,659
Shares repurchased	(157,309)	(1,652,307)	(79,497)	(793,050)
Net Increase/(Decrease)	57,940	$ 582,790	2,426	$ 21,738
Class I Shares:
Shares sold	212,423	$ 2,288,315	50,145	$ 509,876
Reinvested dividends and distributions	22,152	214,429	20,267	200,037
Shares repurchased	(165,662)	(1,825,618)	(49,585)	(501,149)
Net Increase/(Decrease)	68,913	$ 677,126	20,827	$ 208,764
Class N Shares:
Shares sold	3,538,318	$36,885,049	35,055	$ 357,273
Reinvested dividends and distributions	5,584	54,164	5,302	52,380
Shares repurchased	(207,803)	(2,256,107)	(35,701)	(346,961)
Net Increase/(Decrease)	3,336,099	$34,683,106	4,656	$ 62,692
Class S Shares:
Shares sold	899	$ 10,001	-	$ -
Reinvested dividends and distributions	705	6,863	638	6,332
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	1,604	$ 16,864	638	$ 6,332
Class T Shares:
Shares sold	82,694	$ 887,064	15,650	$ 159,781
Reinvested dividends and distributions	2,095	20,302	2,662	26,304
Shares repurchased	(51,099)	(560,732)	(39,427)	(398,431)
Net Increase/(Decrease)	33,690	$ 346,634	(21,115)	$(212,346)

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$41,038,072	$ 7,517,744	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

Janus Investment Fund	31

Janus Henderson International Value Fund

Notes to Financial Statements

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. In addition, the consummation of the Merger may be deemed to cause an assignment of the investment sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”) on behalf of the Fund in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement and investment sub-advisory agreement to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). Also on December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment sub-advisory agreement between Janus Capital and Perkins (the “Post-Merger Sub-Advisory Agreement”) on behalf of the Fund. At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement and Post-Merger Sub-Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson International Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson International Value Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

Janus Investment Fund	33

Janus Henderson International Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

50	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	51

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

52	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	53

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

54	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	55

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

56	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	57

Janus Henderson International Value Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

58	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson International Value Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
12,056,894.299	8,487,538.010	27,256.409	160,090.030	339,201.890	9,014,086.339

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
70.396	0.226	1.328	2.813	74.763	94.159	0.302	1.776	3.763	100.000

2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
12,056,894.299	8,490,353.740	27,256.340	157,274.370	339,201.890	9,014,086.339

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
70.419	0.226	1.304	2.813	74.763	94.190	0.302	1.745	3.763	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
12,056,894.299	7,703,235.162	102,773.004	868,856.834	339,221.340	9,014,086.339

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
63.891	0.852	7.206	2.814	74.763	85.458	1.140	9.639	3.763	100.000

62	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$73,179
Foreign Taxes Paid	$105,649
Foreign Source Income	$1,215,283
Qualified Dividend Income Percentage	91%

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

66	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	67

Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

70	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013- 2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

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Janus Henderson International Value Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

72	SEPTEMBER 30, 2017

Janus Henderson International Value Fund

Notes

NotesPage1

Janus Investment Fund	73

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93058 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Overseas Fund (formerly named Janus Overseas Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Overseas Fund

Janus Henderson Overseas Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE

The Janus Henderson Overseas Fund’s Class I Shares returned 21.75% over the 12-month period ended September 30, 2017. The Fund’s primary benchmark, the MSCI All Country World ex-USA. Index, returned 19.61%, and its secondary benchmark, the MSCI EAFE Index, returned 19.10%.

MARKET ENVIRONMENT

Global stocks enjoyed strong gains during the year. Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives benefiting the global economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. On a sector basis, the technology and financials sectors experienced the largest gains during the period.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. This year, we were pleased to see our conviction rewarded, as many company- and industry-specific views we expressed in our portfolio played out, and drove stocks associated with those views higher.

Two Chinese Internet companies, Alibaba and Tencent, were among our top contributors, and serve as good examples of stocks where we were rewarded for maintaining strong conviction. In 2016, Chinese Internet stocks performed poorly due to concerns about the health of the Chinese economy. We felt those concerns were overblown. More importantly, we felt strongly both Alibaba and Tencent were exposed to powerful secular growth trends that would prevail even in an environment of mild Chinese economic growth.

We liked Alibaba’s position as a dominant platform benefiting from increased consumer spending in China, and the migration of Chinese consumption spending from offline to online channels. A string of impressive earnings results and increased guidance this year drove strong stock returns, and validated our view about Alibaba’s growth potential. We still see upside for the stock as more consumption gravitates toward Alibaba’s platform, and as the company improves monetization of the platform by increasing the value proposition to the merchants using it.

Like Alibaba, Tencent’s stock also rose on impressive earnings growth and a strong outlook. Market share gains for its payments business and the popularity of some of its mobile games also lifted the stock. We continue to like Tencent’s long-term growth potential and believe it can increase monetization of its online communications platform and gaming business, in particular through advertising.

Several of our large bank holdings, including BNP Paribas, were also large contributors. The stocks were up significantly as the market anticipated what an improving global economy could mean for financials. In previous commentaries and in our semiannual letter we pointed out the opportunities we saw among bank stocks which traded at substantial discounts to their tangible book value. Our view was these banks benefited from a more concentrated industry and carried more capital and less risk than at any point in recent history. The market is coming around to the opportunity ahead for banks, where low interest rates compressed net interest margins by 70% over the last decade and a weak economy reduced capital market activity and loan demand. Even a small pickup in economic activity or increase in rates could have powerful effects on their bottom lines.

While pleased with the portfolio’s relative performance during the year, we still held stocks that produced disappointing results. The 13 Holdings was our largest detractor. We inherited our position in the thinly traded

Janus Investment Fund	1

Janus Henderson Overseas Fund (unaudited)

company as part of a portfolio manager transition and are monitoring the stock closely. The company is building an ultra-luxury casino in Macau, China. Regulatory uncertainty concerning the gaming business and a postponement of its grand opening continue to negatively affect the stock, and we are still assessing the viability of the casino’s opening.

Teva Pharmaceuticals, a maker of both branded and generic drugs, was another detractor. The stock fell as the company’s earnings and revenue guidance were below expectations. The resignation of its CEO and loss of a legal challenge to keep one of its branded drugs from facing generic competition also had a negative impact on the stock. We sold the stock in the first half of the year due to concerns about the outlook for its generics drug business and its capital allocation decision-making.

Spirits company Pernod Ricard also detracted from performance. We sold the stock due to concerns about its exposure to India, where a new law banning alcohol sales near highways and a new national sales tax could crimp earnings for the company.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We are encouraged by the global macroeconomic backdrop. Most economies look healthy and we do not see signs of excess, such as excessive inventories, loose lending polices among banks or overly leveraged consumers.

The healthier global economy gave rise to a more favorable market for active managers. With less concern about the global economy, stock correlations trended lower and individual stock fundamentals mattered again. Corporate earnings growth is generally strong, driving stock returns rather than macro issues.

This fundamental-based environment contrasts with 2016, when some of our holdings would produce impressive earnings and solid revenue growth, yet a defensive market would focus on macro issues, such as a slowdown in China, weaker oil prices or election uncertainty in several countries.

We expect the market environment to remain conducive to stock picking. If geopolitical fears cause a short-term spike in volatility toward the end of this year, however, we will remain focused on the long-term growth opportunities underpinning some of our highest conviction ideas, and use volatility to add to those positions or incorporate new ideas into the portfolio.

Thank you for your continued investment in the Janus Henderson Overseas Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alibaba Group Holding Ltd (ADR)	2.72%	13 Holdings Ltd	-1.12%
	BNP Paribas SA	2.30%	Teva Pharmaceutical Industries Ltd (ADR)	-0.40%
	Rio Tinto Ltd	1.73%	Sequa Petroleum NV	-0.38%
	ING Groep NV	1.45%	Atlas Mara Ltd	-0.36%
	Tencent Holdings Ltd	1.41%	Pernod Ricard SA	-0.29%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex USA Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	3.78%	15.38%	10.10%
	Materials	1.03%	6.73%	7.88%
	Consumer Staples	1.01%	8.39%	9.91%
	Real Estate	0.08%	0.52%	3.27%
	Health Care	0.04%	6.32%	8.05%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex USA Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-1.74%	9.66%	11.82%
	Energy	-0.91%	5.31%	6.71%
	Consumer Discretionary	-0.56%	15.75%	11.34%
	Financials	-0.44%	24.56%	23.23%
	Other**	-0.25%	1.95%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
BNP Paribas SA
Banks	5.1%
Alibaba Group Holding Ltd (ADR)
Internet Software & Services	4.8%
Rio Tinto Ltd
Metals & Mining	4.5%
Nippon Telegraph & Telephone Corp
Diversified Telecommunication Services	4.2%
Diageo PLC
Beverages	4.0%
22.6%

Asset Allocation - (% of Net Assets)
Common Stocks	97.4%
Investment Companies	1.2%
Preferred Stocks	0.4%
OTC Purchased Options – Puts	0.1%
Other	0.9%
100.0%

Emerging markets comprised 27.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	21.41%	2.27%	-2.53%	7.91%	0.91%
Class A Shares at MOP	14.44%	1.06%	-3.11%	7.64%
Class C Shares at NAV	20.54%	1.48%	-3.37%	7.17%	1.71%
Class C Shares at CDSC	19.54%	1.48%	-3.37%	7.17%
Class D Shares(1)	21.81%	2.56%	-2.28%	8.07%	0.58%
Class I Shares	21.75%	2.61%	-2.34%	8.04%	0.52%
Class N Shares	21.90%	2.71%	-2.34%	8.04%	0.41%
Class R Shares	21.08%	1.96%	-2.91%	7.53%	1.16%
Class S Shares	21.35%	2.22%	-2.64%	7.78%	0.91%
Class T Shares	21.71%	2.49%	-2.34%	8.04%	0.66%
MSCI All Country World ex-USA Index	19.61%	6.97%	1.28%	N/A**
MSCI EAFE Index	19.10%	8.38%	1.34%	5.09%
Morningstar Quartile - Class T Shares	1st	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	94/767	627/631	464/475	19/131

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Henderson Overseas Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 2, 1994

**Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,130.60	$4.97	$1,000.00	$1,020.41	$4.71	0.93%
Class C Shares	$1,000.00	$1,126.50	$8.90	$1,000.00	$1,016.70	$8.44	1.67%
Class D Shares	$1,000.00	$1,132.30	$3.42	$1,000.00	$1,021.86	$3.24	0.64%
Class I Shares	$1,000.00	$1,132.90	$3.21	$1,000.00	$1,022.06	$3.04	0.60%
Class N Shares	$1,000.00	$1,133.30	$2.57	$1,000.00	$1,022.66	$2.43	0.48%
Class R Shares	$1,000.00	$1,129.00	$6.51	$1,000.00	$1,018.95	$6.17	1.22%
Class S Shares	$1,000.00	$1,130.50	$5.23	$1,000.00	$1,020.16	$4.96	0.98%
Class T Shares	$1,000.00	$1,132.20	$3.85	$1,000.00	$1,021.46	$3.65	0.72%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2017

Shares or Contract Amounts		Value
Common Stocks – 97.4%
Aerospace & Defense – 2.1%
Safran SA	347,421	$35,490,588
Automobiles – 1.5%
Mahindra & Mahindra Ltd	1,326,100	25,466,196
Banks – 16.0%
BNP Paribas SA	1,068,541	86,185,900
China Construction Bank Corp	44,133,000	36,611,299
ING Groep NV	3,268,718	60,262,123
Intesa Sanpaolo	3,210,574	11,352,373
Mitsubishi UFJ Financial Group Inc	9,322,500	60,545,291
Permanent TSB Group Holdings PLC*	7,893,218	17,257,115
		272,214,101
Beverages – 6.1%
Ambev SA	5,588,000	37,127,458
Diageo PLC†	2,052,630	67,460,294
		104,587,752
Biotechnology – 1.6%
Shire PLC	537,054	27,256,365
Construction & Engineering – 3.3%
13 Holdings Ltd*,£	67,791,300	7,290,040
Eiffage SA	474,048	49,075,960
		56,366,000
Diversified Telecommunication Services – 4.3%
Nippon Telegraph & Telephone Corp	1,577,700	72,315,340
Food Products – 0.9%
Associated British Foods PLC	353,044	15,103,158
Hotels, Restaurants & Leisure – 4.3%
GVC Holdings PLC	5,229,935	57,528,024
Merlin Entertainments PLC	2,710,570	16,178,876
		73,706,900
Household Durables – 1.8%
Sony Corp	805,100	29,954,214
Industrial Conglomerates – 3.5%
Seibu Holdings Inc	643,800	10,997,988
Siemens AG	344,578	48,540,716
		59,538,704
Insurance – 6.8%
AIA Group Ltd	6,004,200	44,274,566
NN Group NV	748,013	31,302,386
SBI Life Insurance Co Ltd (144A)*	388,891	4,168,018
Sony Financial Holdings Inc	2,229,500	36,580,366
		116,325,336
Internet & Direct Marketing Retail – 3.4%
Ctrip.com International Ltd (ADR)*,†	635,451	33,513,686
MakeMyTrip Ltd*,†	850,043	24,438,736
		57,952,422
Internet Software & Services – 7.8%
Alibaba Group Holding Ltd (ADR)*,œ	477,167	82,411,513
Tencent Holdings Ltdœ	1,163,600	50,081,589
		132,493,102
Metals & Mining – 6.6%
Hindustan Zinc Ltd	8,149,485	36,921,456
Rio Tinto Ltd	1,457,753	76,055,386
		112,976,842
Multi-Utilities – 0.8%
National Grid PLC	1,086,449	13,458,704
Oil, Gas & Consumable Fuels – 5.4%
Canadian Natural Resources Ltd†	1,220,321	40,868,550
Petroleo Brasileiro SA (ADR)*	2,506,420	25,164,457

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2017

Shares or Contract Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Sequa Petroleum NV*,£	4,902,631	$57,939
TOTAL SA	491,275	26,384,760
		92,475,706
Pharmaceuticals – 5.0%
AstraZeneca PLC	270,248	17,940,980
Indivior PLC*	3,175,502	14,452,665
Sanofi	536,834	53,298,302
		85,691,947
Real Estate Management & Development – 0.6%
Leopalace21 Corp	1,548,800	10,792,456
Semiconductor & Semiconductor Equipment – 4.8%
ASML Holding NV	277,628	47,262,741
Taiwan Semiconductor Manufacturing Co Ltd	4,861,000	34,709,977
		81,972,718
Software – 1.9%
Nexon Co Ltd*	1,216,700	31,750,344
Specialty Retail – 1.0%
Industria de Diseno Textil SA	456,438	17,199,293
Technology Hardware, Storage & Peripherals – 2.0%
Samsung Electronics Co Ltd	15,452	34,598,662
Textiles, Apparel & Luxury Goods – 3.8%
Cie Financiere Richemont SA	280,665	25,657,321
Samsonite International SA	9,259,200	39,709,549
		65,366,870
Thrifts & Mortgage Finance – 1.6%
LIC Housing Finance Ltd	2,850,869	27,383,620
Transportation Infrastructure – 0.5%
CCR SA	1,449,700	8,107,553
Total Common Stocks (cost $1,291,009,179)		1,660,544,893
Preferred Stocks – 0.4%
Water Utilities – 0.4%
Cia de Saneamento do Parana (cost $7,930,280)	2,097,800	7,167,776
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $20,503,346)	20,503,346	20,503,346
OTC Purchased Options – Puts – 0.1%
Counterparty/Reference Asset
Bank of America:
Alibaba Group Holdings Ltd,
Notional amount $44,490,096, premiums paid $1,422,854, unrealized depreciation $(968,334), exercise price $145.00, expires 12/15/17*	2,576	454,520
UBS AG:
Tencent Holdings Ltd,
Notional amount $25,359,292, premiums paid $1,037,126, unrealized depreciation $(646,578), exercise price 300.00 HKD, expires 12/28/17*	5,892	390,548
Total OTC Purchased Options – Puts (premiums paid $2,459,980, unrealized depreciation $(1,614,912))		845,068
Total Investments (total cost $1,321,902,785) – 99.1%		1,689,061,083
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		15,286,062
Net Assets – 100%		$1,704,347,145

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2017

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$252,935,999	15.0%
France	250,435,510	14.8
United Kingdom	229,379,066	13.6
China	203,463,155	12.0
Netherlands	138,885,189	8.2
India	118,378,026	7.0
Hong Kong	91,274,155	5.4
Brazil	77,567,244	4.6
Australia	76,055,386	4.5
Germany	48,540,716	2.9
Canada	40,868,550	2.4
Taiwan	34,709,977	2.1
South Korea	34,598,662	2.1
Switzerland	25,657,321	1.5
United States	20,503,346	1.2
Ireland	17,257,115	1.0
Spain	17,199,293	1.0
Italy	11,352,373	0.7

Total	$1,689,061,083	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/17
Common Stocks – 0.4%
Banks – 0%
Atlas Mara Ltd*	$—	$(34,942,536)	$28,363,320	$—
Construction & Engineering – 0.4%
13 Holdings Ltd*	—	(5,661,533)	(10,896,060)	7,290,040
Oil, Gas & Consumable Fuels – 0%
Sequa Petroleum NV*,◄	—	(15,786,700)	9,828,647	N/A
Total Common Stocks	$—	$(56,390,769)	$27,295,907	$7,290,040
Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	116,582	—	—	20,503,346
Total Affiliated Investments – 1.6%	$116,582	$(56,390,769)	$27,295,907	$27,793,386

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 0.4%
Banks – 0%
Atlas Mara Ltd*	4,736,695	—	(4,736,695)	—
Construction & Engineering – 0.4%
13 Holdings Ltd*	77,484,800	—	(9,693,500)	67,791,300
Oil, Gas & Consumable Fuels – 0%
Sequa Petroleum NV*,◄	10,819,656	—	(5,917,025)	4,902,631

Investment Companies – 1.2%
Money Markets – 1.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	32,330,892	314,921,530	(326,749,076)	20,503,346

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Overseas Fund

Schedule of Investments

September 30, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Equity Contracts
Asset Derivatives:
Purchased options contracts, at value	$845,068

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(1,614,912)

Please see the"Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Purchased options contracts, put	$ 178,042

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information

MSCI All Country World ex USA IndexSM	MSCI All Country World ex USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2017 is $4,168,018, which represents 0.2% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $130,733,632.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

œ	Security held in connection with an open put or call option.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

◄	Company was no longer an affiliate as of September 30, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,660,544,893	$-	$-
Preferred Stocks	-	7,167,776	-
Investment Companies	-	20,503,346	-
OTC Purchased Options – Puts	-	845,068	-
Total Assets	$1,660,544,893	$28,516,190	$-

Janus Investment Fund	13

Janus Henderson Overseas Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Unaffiliated investments, at value(1)	1,660,422,629
Affiliated investments, at value(2)	27,793,386
Purchased options, at value(3)	845,068
Restricted cash (Note 1)	12,303,473
Non-interested Trustees' deferred compensation	31,421
Receivables:
Dividends	4,693,631
Investments sold	3,744,127
Foreign tax reclaims	444,469
Fund shares sold	228,341
Dividends from affiliates	15,750
Other assets	21,939,043
Total Assets	1,732,461,338
Liabilities:
Due to custodian	25,635,485
Payables:	—
Fund shares repurchased	1,186,253
Advisory fees	655,719
Transfer agent fees and expenses	305,618
12b-1 Distribution and shareholder servicing fees	65,667
Professional fees	46,818
Custodian fees	44,597
Non-interested Trustees' deferred compensation fees	31,421
Non-interested Trustees' fees and expenses	11,510
Fund administration fees	11,288
Accrued expenses and other payables	119,817
Total Liabilities	28,114,193
Net Assets	$1,704,347,145

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,211,874,761
Undistributed net investment income/(loss)	22,786,406
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,896,896,639)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	366,582,617
Total Net Assets	$1,704,347,145
Net Assets - Class A Shares	$18,651,587
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	578,998
Net Asset Value Per Share(4)	$32.21
Maximum Offering Price Per Share(5)	$34.18
Net Assets - Class C Shares	$15,087,724
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	478,702
Net Asset Value Per Share(4)	$31.52
Net Assets - Class D Shares	$731,577,842
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,918,678
Net Asset Value Per Share	$31.92
Net Assets - Class I Shares	$61,796,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,928,164
Net Asset Value Per Share	$32.05
Net Assets - Class N Shares	$76,655,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,403,741
Net Asset Value Per Share	$31.89
Net Assets - Class R Shares	$35,054,240
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,109,347
Net Asset Value Per Share	$31.60
Net Assets - Class S Shares	$159,831,744
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,011,187
Net Asset Value Per Share	$31.89
Net Assets - Class T Shares	$605,691,927
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,959,905
Net Asset Value Per Share	$31.95

(1) Includes cost of $1,260,209,335.

(2) Includes cost of $59,233,470.

(3) Premiums paid of $2,459,980.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Overseas Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$40,658,407
Dividends from affiliates	116,582
Other income	28,863
Foreign tax withheld	(3,143,148)
Total Investment Income	37,660,704
Expenses:
Advisory fees	6,301,481
12b-1Distribution and shareholder servicing fees:
Class A Shares	48,758
Class C Shares	164,759
Class R Shares	171,040
Class S Shares	377,585
Transfer agent administrative fees and expenses:
Class D Shares	811,352
Class R Shares	85,613
Class S Shares	378,055
Class T Shares	1,446,707
Transfer agent networking and omnibus fees:
Class A Shares	51,421
Class C Shares	47,628
Class I Shares	70,147
Other transfer agent fees and expenses:
Class A Shares	2,700
Class C Shares	2,423
Class D Shares	187,706
Class I Shares	2,998
Class N Shares	1,561
Class R Shares	728
Class S Shares	2,446
Class T Shares	9,586
Shareholder reports expense	277,453
Custodian fees	194,426
Fund administration fees	142,607
Registration fees	125,263
Professional fees	102,571
Non-interested Trustees’ fees and expenses	48,391
Other expenses	101,257
Total Expenses	11,156,662
Less: Excess Expense Reimbursement and Waivers	(76,066)
Net Expenses	11,080,596
Net Investment Income/(Loss)	26,580,108
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	8,813,006
Investments in affiliates	(56,390,769)
Total Net Realized Gain/(Loss) on Investments	(47,577,763)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	305,633,581
Investments in affiliates	27,295,907
Purchased options contracts	(1,614,912)
Total Change in Unrealized Net Appreciation/Depreciation	331,314,576
Net Increase/(Decrease) in Net Assets Resulting from Operations	$310,316,921

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$26,580,108	$21,456,837
Net realized gain/(loss) on investments	(47,577,763)	(990,967,445)
Change in unrealized net appreciation/depreciation	331,314,576	1,019,631,366
Net Increase/(Decrease) in Net Assets Resulting from Operations	310,316,921	50,120,758
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(171,427)	(1,377,977)
Class C Shares	—	(830,529)
Class D Shares	(8,216,279)	(34,708,608)
Class I Shares	(703,648)	(6,549,361)
Class N Shares	(393,168)	(3,224,637)
Class R Shares	(206,495)	(1,677,723)
Class S Shares	(1,247,418)	(8,122,063)
Class T Shares	(6,646,517)	(32,984,878)
Net Decrease from Dividends and Distributions to Shareholders	(17,584,952)	(89,475,776)
Capital Share Transactions:
Class A Shares	(8,435,641)	(12,286,707)
Class C Shares	(6,841,443)	(9,241,934)
Class D Shares	(71,086,357)	(60,558,033)
Class I Shares	(11,317,062)	(93,083,968)
Class N Shares	16,663,238	(85,417,979)
Class R Shares	(7,334,295)	(5,697,442)
Class S Shares	(26,288,192)	(42,742,503)
Class T Shares	(105,892,867)	(139,418,405)
Net Increase/(Decrease) from Capital Share Transactions	(220,532,619)	(448,446,971)
Net Increase/(Decrease) in Net Assets	72,199,350	(487,801,989)
Net Assets:
Beginning of period	1,632,147,795	2,119,949,784
End of period	$1,704,347,145	$1,632,147,795

Undistributed Net Investment Income/(Loss)	$22,786,406	$11,431,689

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$26.77	$27.19	$35.21		$35.47	$32.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.38(1)	0.24(1)	0.15(1)		0.56(1)	1.81
Net realized and unrealized gain/(loss)	5.27	0.47	(8.08)		0.43	2.33
Total from Investment Operations	5.65	0.71	(7.93)		0.99	4.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(1.13)	(0.09)		(1.25)	(0.95)
Distributions (from capital gains)	—	—	—		—	—
Total Dividends and Distributions	(0.21)	(1.13)	(0.09)		(1.25)	(0.95)
Net Asset Value, End of Period	$32.21	$26.77	$27.19		$35.21	$35.47
Total Return*	21.32%	2.52%	(22.55)%		2.77%	12.99%
Net Assets, End of Period (in thousands)	$18,652	$23,770	$36,846		$80,632	$184,757
Average Net Assets for the Period (in thousands)	$19,582	$29,211	$55,856		$148,264	$257,869
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.92%	0.86%		0.87%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.87%	0.86%		0.87%	0.87%
Ratio of Net Investment Income/(Loss)	1.34%	0.90%	0.45%		1.51%	0.36%
Portfolio Turnover Rate	39%	85%	40%		30%	21%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.17	$26.53	$34.52	$34.73	$31.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.04(1)	(0.08)(1)	0.28(1)	0.34
Net realized and unrealized gain/(loss)	5.17	0.44	(7.91)	0.43	3.43
Total from Investment Operations	5.35	0.48	(7.99)	0.71	3.77
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.84)	—	(0.92)	(0.60)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	—	(0.84)	—	(0.92)	(0.60)
Net Asset Value, End of Period	$31.52	$26.17	$26.53	$34.52	$34.73
Total Return*	20.44%	1.74%	(23.15)%	2.00%	12.04%
Net Assets, End of Period (in thousands)	$15,088	$18,960	$28,670	$52,599	$75,376
Average Net Assets for the Period (in thousands)	$16,539	$22,970	$40,278	$66,242	$92,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.72%	1.62%	1.65%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.63%	1.62%	1.65%	1.71%
Ratio of Net Investment Income/(Loss)	0.65%	0.17%	(0.27)%	0.77%	(0.47)%
Portfolio Turnover Rate	39%	85%	40%	30%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.57	$27.06	$35.23	$35.61	$32.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.49(1)	0.34(1)	0.26(1)	0.69(1)	1.11
Net realized and unrealized gain/(loss)	5.19	0.44	(8.08)	0.40	3.15
Total from Investment Operations	5.68	0.78	(7.82)	1.09	4.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(1.27)	(0.35)	(1.47)	(1.17)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.33)	(1.27)	(0.35)	(1.47)	(1.17)
Net Asset Value, End of Period	$31.92	$26.57	$27.06	$35.23	$35.61
Total Return*	21.72%	2.80%	(22.31)%	3.04%	13.31%
Net Assets, End of Period (in thousands)	$731,578	$677,594	$754,735	$1,143,816	$1,281,830
Average Net Assets for the Period (in thousands)	$677,837	$703,900	$965,442	$1,271,212	$1,362,059
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.58%	0.60%	0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.58%	0.60%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)	1.75%	1.31%	0.79%	1.86%	0.68%
Portfolio Turnover Rate	39%	85%	40%	30%	21%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.69	$27.15	$35.33	$35.68	$32.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.51(1)	0.30(1)	0.24(1)	0.67(1)	1.50
Net realized and unrealized gain/(loss)	5.18	0.52	(8.06)	0.45	2.79
Total from Investment Operations	5.69	0.82	(7.82)	1.12	4.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(1.28)	(0.36)	(1.47)	(1.17)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.33)	(1.28)	(0.36)	(1.47)	(1.17)
Net Asset Value, End of Period	$32.05	$26.69	$27.15	$35.33	$35.68
Total Return*	21.62%	2.92%	(22.27)%	3.11%	13.38%
Net Assets, End of Period (in thousands)	$61,797	$62,308	$158,589	$382,220	$638,610
Average Net Assets for the Period (in thousands)	$59,304	$104,306	$271,539	$459,134	$786,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.52%	0.53%	0.54%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.52%	0.53%	0.54%	0.54%
Ratio of Net Investment Income/(Loss)	1.79%	1.14%	0.74%	1.80%	0.71%
Portfolio Turnover Rate	39%	85%	40%	30%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.58	$27.07	$35.27	$35.65	$32.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.66(1)	0.34(1)	0.33(1)	0.77(1)	0.94
Net realized and unrealized gain/(loss)	5.03	0.50	(8.12)	0.39	3.38
Total from Investment Operations	5.69	0.84	(7.79)	1.16	4.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(1.33)	(0.41)	(1.54)	(1.23)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.38)	(1.33)	(0.41)	(1.54)	(1.23)
Net Asset Value, End of Period	$31.89	$26.58	$27.07	$35.27	$35.65
Total Return*	21.76%	3.02%	(22.22)%	3.24%	13.50%
Net Assets, End of Period (in thousands)	$76,655	$48,999	$130,676	$148,599	$54,195
Average Net Assets for the Period (in thousands)	$53,209	$69,294	$141,578	$159,178	$55,053
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.47%	0.41%	0.43%	0.43%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.47%	0.41%	0.43%	0.43%	0.43%
Ratio of Net Investment Income/(Loss)	2.29%	1.26%	1.01%	2.08%	0.84%
Portfolio Turnover Rate	39%	85%	40%	30%	21%

Class R Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.28	$26.73	$34.70	$35.03	$31.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.32(1)	0.18(1)	0.08(1)	0.46(1)	0.90
Net realized and unrealized gain/(loss)	5.16	0.44	(7.97)	0.41	3.09
Total from Investment Operations	5.48	0.62	(7.89)	0.87	3.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(1.07)	(0.08)	(1.20)	(0.92)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.16)	(1.07)	(0.08)	(1.20)	(0.92)
Net Asset Value, End of Period	$31.60	$26.28	$26.73	$34.70	$35.03
Total Return*	20.99%	2.23%	(22.77)%	2.45%	12.65%
Net Assets, End of Period (in thousands)	$35,054	$36,102	$42,769	$66,292	$90,140
Average Net Assets for the Period (in thousands)	$34,347	$39,507	$56,158	$82,309	$106,930
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.16%	1.15%	1.18%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.16%	1.15%	1.18%	1.18%
Ratio of Net Investment Income/(Loss)	1.15%	0.71%	0.24%	1.25%	0.07%
Portfolio Turnover Rate	39%	85%	40%	30%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.53	$26.95	$35.01	$35.32	$32.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.40(1)	0.24(1)	0.14(1)	0.55(1)	1.18
Net realized and unrealized gain/(loss)	5.18	0.46	(8.03)	0.42	2.93
Total from Investment Operations	5.58	0.70	(7.89)	0.97	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(1.12)	(0.17)	(1.28)	(1.02)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.22)	(1.12)	(0.17)	(1.28)	(1.02)
Net Asset Value, End of Period	$31.89	$26.53	$26.95	$35.01	$35.32
Total Return*	21.26%	2.52%	(22.60)%	2.71%	12.91%
Net Assets, End of Period (in thousands)	$159,832	$158,323	$205,771	$397,834	$620,750
Average Net Assets for the Period (in thousands)	$151,659	$179,307	$305,843	$528,419	$793,882
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.91%	0.92%	0.93%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.90%	0.92%	0.93%	0.93%
Ratio of Net Investment Income/(Loss)	1.40%	0.93%	0.43%	1.49%	0.31%
Portfolio Turnover Rate	39%	85%	40%	30%	21%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.59	$27.06	$35.20	$35.55	$32.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.47(1)	0.31(1)	0.23(1)	0.65(1)	1.28
Net realized and unrealized gain/(loss)	5.20	0.46	(8.07)	0.42	2.94
Total from Investment Operations	5.67	0.77	(7.84)	1.07	4.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(1.24)	(0.30)	(1.42)	(1.11)
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(0.31)	(1.24)	(0.30)	(1.42)	(1.11)
Net Asset Value, End of Period	$31.95	$26.59	$27.06	$35.20	$35.55
Total Return*	21.62%	2.75%	(22.38)%	2.98%	13.22%
Net Assets, End of Period (in thousands)	$605,692	$606,090	$761,892	$1,362,584	$1,875,618
Average Net Assets for the Period (in thousands)	$580,342	$663,436	$1,063,251	$1,691,922	$2,301,346
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.66%	0.67%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.65%	0.66%	0.67%	0.68%
Ratio of Net Investment Income/(Loss)	1.65%	1.20%	0.70%	1.75%	0.56%
Portfolio Turnover Rate	39%	85%	40%	30%	21%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Overseas Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Overseas Fund (formerly named Janus Overseas Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

22	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Notes to Financial Statements

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

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Janus Henderson Overseas Fund

Notes to Financial Statements

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

24	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Notes to Financial Statements

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of September 30, 2017, the Fund has restricted cash in the amount of $12,303,473. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Janus Henderson Overseas Fund

Notes to Financial Statements

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by

26	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Notes to Financial Statements

having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the year, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Janus Investment Fund	27

Janus Henderson Overseas Fund

Notes to Financial Statements

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the year ended September 30, 2017, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of September 30, 2017, the Fund has available investment quota of $12,303,473. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these

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Janus Henderson Overseas Fund

Notes to Financial Statements

investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$454,520	$—	$—	$454,520
UBS AG	390,548	—	—	390,548

Total	$845,068	$—	$—	$845,068
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Janus Investment Fund	29

Janus Henderson Overseas Fund

Notes to Financial Statements

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country World ex USA IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.40%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

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Janus Henderson Overseas Fund

Notes to Financial Statements

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation

Janus Investment Fund	31

Janus Henderson Overseas Fund

Notes to Financial Statements

of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $606.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $257.

32	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Notes to Financial Statements

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	87	4
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $837,415 in sales, resulting in a net realized loss of $62,631. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 30,299,311	$ -	$(1,895,157,708)	$ -	$ -	$ (610,728)	$357,941,509

Janus Investment Fund	33

Janus Henderson Overseas Fund

Notes to Financial Statements

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2017, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2017
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(147,550,868)	$(1,747,606,840)	$(1,895,157,708)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,331,119,574	$432,264,671	$(74,323,162)	$ 357,941,509

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 17,584,952	$ -	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 89,475,776	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ -	$ 2,359,561	$ (2,359,561)

34	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	162,214	$ 4,702,196	144,398	$ 3,757,036
Reinvested dividends and distributions	4,828	123,790	38,594	1,057,480
Shares repurchased	(475,845)	(13,261,627)	(650,347)	(17,101,223)
Net Increase/(Decrease)	(308,803)	$ (8,435,641)	(467,355)	$ (12,286,707)
Class C Shares:
Shares sold	35,773	$ 1,003,519	56,138	$ 1,455,847
Reinvested dividends and distributions	-	-	23,917	644,316
Shares repurchased	(281,511)	(7,844,962)	(436,431)	(11,342,097)
Net Increase/(Decrease)	(245,738)	$ (6,841,443)	(356,376)	$ (9,241,934)
Class D Shares:
Shares sold	948,394	$ 27,136,722	482,914	$ 12,521,906
Reinvested dividends and distributions	306,316	7,765,120	1,211,911	32,879,151
Shares repurchased	(3,839,157)	(105,988,199)	(4,087,553)	(105,959,090)
Net Increase/(Decrease)	(2,584,447)	$ (71,086,357)	(2,392,728)	$ (60,558,033)
Class I Shares:
Shares sold	490,357	$ 13,916,246	801,325	$ 20,508,827
Reinvested dividends and distributions	26,506	674,309	232,084	6,319,658
Shares repurchased	(923,365)	(25,907,617)	(4,541,012)	(119,912,453)
Net Increase/(Decrease)	(406,502)	$ (11,317,062)	(3,507,603)	$ (93,083,968)
Class N Shares:
Shares sold	1,563,834	$ 43,450,332	191,612	$ 5,083,971
Reinvested dividends and distributions	15,540	393,168	118,990	3,224,637
Shares repurchased	(1,019,091)	(27,180,262)	(3,294,378)	(93,726,587)
Net Increase/(Decrease)	560,283	$ 16,663,238	(2,983,776)	$ (85,417,979)
Class R Shares:
Shares sold	240,471	$ 6,718,220	292,562	$ 7,496,562
Reinvested dividends and distributions	7,492	188,873	57,532	1,550,490
Shares repurchased	(512,565)	(14,241,388)	(576,377)	(14,744,494)
Net Increase/(Decrease)	(264,602)	$ (7,334,295)	(226,283)	$ (5,697,442)
Class S Shares:
Shares sold	852,892	$ 24,579,663	873,913	$ 22,249,260
Reinvested dividends and distributions	49,058	1,246,081	298,850	8,113,785
Shares repurchased	(1,859,352)	(52,113,936)	(2,838,891)	(73,105,548)
Net Increase/(Decrease)	(957,402)	$ (26,288,192)	(1,666,128)	$ (42,742,503)
Class T Shares:
Shares sold	994,803	$ 28,176,355	1,120,648	$ 29,430,943
Reinvested dividends and distributions	256,219	6,505,397	1,190,878	32,344,248
Shares repurchased	(5,088,391)	(140,574,619)	(7,673,254)	(201,193,596)
Net Increase/(Decrease)	(3,837,369)	$(105,892,867)	(5,361,728)	$(139,418,405)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$604,124,559	$ 773,706,609	$ -	$ -

Janus Investment Fund	35

Janus Henderson Overseas Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Overseas Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

Janus Investment Fund	37

Janus Henderson Overseas Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free)(or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

38	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

Janus Investment Fund	39

Janus Henderson Overseas Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Janus Henderson Overseas Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	65

Janus Henderson Overseas Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,460,162,141.942	533,729,044.323	44,559,389.492	40,961,672.675	174,143,054.371	793,393,160.861

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
36.553	3.052	2.805	11.926	54.336	67.272	5.616	5.163	21.949	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
1,460,162,141.942	482,929,104.809	87,360,127.087	49,014,847.277	174,143,081.688	793,393,160.861

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
33.074	5.979	3.357	11.926	54.336	60.869	11.004	6.178	21.949	100.000

66	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Foreign Taxes Paid	$3,143,147
Foreign Source Income	$39,935,306
Qualified Dividend Income Percentage	100%

Janus Investment Fund	67

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

68	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	69

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

70	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	71

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

72	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	73

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

74	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
George P. Maris 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Portfolio Manager Janus Henderson Overseas Fund	1/16-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013- 2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Janus Investment Fund	75

Janus Henderson Overseas Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

76	SEPTEMBER 30, 2017

Janus Henderson Overseas Fund

Notes

NotesPage1

Janus Investment Fund	77

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93050 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Research Fund (formerly named Janus Research Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Research Fund

Janus Henderson Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson Research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

The Janus Henderson Research Fund Class I Shares returned 16.98% for the 12 months ended September 30, 2017, while its primary benchmark, the Russell 1000 Growth Index, returned 21.94%, and its secondary benchmark, the S&P 500 Index, returned 18.61%.

INVESTMENT ENVIRONMENT

U.S. stocks enjoyed strong gains during the year. Stocks rallied after the November U.S. presidential election on the expectation the new administration would champion pro-growth initiatives that would benefit the U.S. economy. Signs of synchronized economic growth in major world economies and corporate earnings strength were also supportive of stocks. On a sector basis, the technology and industrials sectors experienced large gains during the period.

PERFORMANCE DISCUSSION

The Fund underperformed its primary and secondary benchmarks during the period. Our goal is to provide consistent outperformance long term by focusing on what we consider our strengths: picking stocks and avoiding macroeconomic risks. Stocks are selected by our six sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best U.S. opportunities.

This period, our stock selection in the health care and consumer sectors detracted from relative results. Within the health care sector, Mallinckrodt Pharmaceuticals and Diplomat Pharmacy were two of our largest detractors. The Food and Drug Administration (FDA) withdrew the approval of Mallinckrodt’s abbreviated new drug application for methylphenidate hydrochloride extended release tablets, used for the treatment of attention-deficit hyperactivity disorder (ADHD). Later in the period, investors were disappointed by quarterly earnings data that showed a 19% decrease in revenues from the firm’s generics segment. Then, in January, the company agreed to pay a fine as part of a settlement with the Federal Trade Commission regarding Mallinckrodt’s pricing for a treatment addressing lupus and multiple sclerosis. We exited the stock.

Shares of the specialty pharmacy company Diplomat Pharmacy fell in late 2016 when Diplomat missed revenue projections as a result of a slowdown in sales of its hepatitis C drugs. The company also lowered its operating earnings guidance in this key business category. As a result, we also exited this position.

Within the consumer sector, AutoZone was a large detractor. Slowing earnings growth has weighed on the stock and aggravated concerns about the impact that ecommerce (namely Amazon) may have on the business. We believe the e-commerce threat is real but also recognize that AutoZone has an enviable market position and continues to gain share. Further, we contend that industry leading customer service and a supply chain that can get auto parts to customers rapidly provide the company with a competitive advantage. The company continues to invest in its supply chain and inventory management capabilities which is a drag to current earnings, but should help AutoZone better compete long term.

While the stocks discussed above detracted from performance we were still pleased by the results of many other companies in our portfolio. Alphabet Inc. was our largest contributor. Strong earnings results generally helped lift the stock during the period, and in our view, further validated the company’s ability to monetize mobile search activity. We believe there are powerful network effects around Alphabet’s advertising business and its Android operating system. As mobile users turn to their devices more frequently, it enables Google to better understand users’ context and intent. We expect Google’s initiatives in artificial intelligence will also make search more effective. This in turn improves the value proposition Google offers both consumers and advertisers. We

Janus Investment Fund	1

Janus Henderson Research Fund (unaudited)

believe these advantages will make Alphabet a key beneficiary as more advertising transitions from offline channels such as print and television to mobile and online video channels, which are more measurable.

Microsoft was another contributor. The stock has continued to rise as the market appreciates the transition of Microsoft’s business model from an on-premises software company to an enterprise cloud business. Strong earnings growth during the period has also helped drive the stock. While transitioning to a subscription-based model for its software and services has benefited the company, we recently trimmed the stock as it approached our valuation target.

Facebook also contributed meaningfully to performance. The company has demonstrated impressive earnings growth this year, which has helped drive the stock. The company has also demonstrated healthy user growth and engagement. We continue to like the stock and believe the company is poised to benefit from the secular tailwind of advertising spending shifting to mobile and online video platforms.

OUTLOOK

We think equities remain attractive and earnings growth should continue to drive returns. It does not mean a pure growth rally. Stocks with low multiples based on earnings and book value, such as financials and some cyclical industrials, could rally. Economic recovery or rising rates have the potential to release pent-up earnings growth in some of these firms. We don’t think defensive stocks, among them consumer staples or higher-dividend-yielding companies, will fare as well. These stocks are more often found in value indices. We still like health care and technology because the right companies in these sectors have tremendous growth and compelling business models. The wrong companies in these sectors, by the way, face pressure from a lack of innovation and an eroding competitive position.

That importance between winning and growing companies and the challenged laggards is a compelling story of the market today. We think equity markets can rise but we expect a broader dispersion of stock performance than we have seen in recent years because there will be a broader range of earning outcomes. This dynamic underpins the case for active investing.

Thank you for your investment in the Janus Henderson Research Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Research Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet Inc Class C	1.23%	Diplomat Pharmacy Inc	-0.28%
	Microsoft Corp	1.19%	Mallinckrodt PLC	-0.27%
	Apple Inc.	0.99%	AutoZone Inc	-0.27%
	Facebook Inc Class A	0.97%	DexCom Inc	-0.25%
	CSX Corp	0.88%	L Brands Inc	-0.24%

	3 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.08%	9.08%	8.91%
	Energy	-0.07%	0.71%	0.64%
	Other**	-0.08%	0.51%	0.00%

	4 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Healthcare	-2.25%	15.79%	16.14%
	Consumer	-1.27%	22.62%	22.93%
	Industrials	-0.49%	15.34%	15.45%
	Technology	-0.34%	35.95%	35.93%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Research Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Internet Software & Services	5.6%
Apple Inc
Technology Hardware, Storage & Peripherals	3.8%
Microsoft Corp
Software	3.6%
Amazon.com Inc
Internet & Direct Marketing Retail	3.4%
Facebook Inc
Internet Software & Services	3.4%
19.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investment Companies	0.7%
Other	0.6%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Research Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	16.70%	14.47%	7.66%	10.83%	1.04%
Class A Shares at MOP	9.99%	13.12%	7.03%	10.56%
Class C Shares at NAV	15.89%	13.64%	6.81%	10.06%	1.81%
Class C Shares at CDSC	14.89%	13.64%	6.81%	10.06%
Class D Shares(1)	16.90%	14.69%	7.89%	11.07%	0.85%
Class I Shares	16.98%	14.79%	7.83%	11.04%	0.77%
Class N Shares	17.10%	14.89%	7.83%	11.04%	0.68%
Class R Shares	16.78%	14.11%	7.35%	10.57%	1.44%
Class S Shares	16.53%	14.32%	7.48%	10.68%	1.18%
Class T Shares	16.81%	14.61%	7.83%	11.04%	0.94%
Russell 1000 Growth Index	21.94%	15.26%	9.08%	9.15%
S&P 500 Index	18.61%	14.22%	7.44%	9.54%
Morningstar Quartile - Class T Shares	4th	2nd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	1,202/1,465	484/1,379	554/1,164	39/449

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

The expense ratio for Class R Shares is estimated.

Janus Investment Fund	5

Janus Henderson Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to December 31, 2016, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,085.80	$4.92	$1,000.00	$1,020.36	$4.76	0.94%
Class C Shares	$1,000.00	$1,082.10	$8.35	$1,000.00	$1,017.05	$8.09	1.60%
Class D Shares	$1,000.00	$1,086.80	$3.82	$1,000.00	$1,021.41	$3.70	0.73%
Class I Shares	$1,000.00	$1,087.10	$3.45	$1,000.00	$1,021.76	$3.35	0.66%
Class N Shares	$1,000.00	$1,087.60	$3.04	$1,000.00	$1,022.16	$2.94	0.58%
Class R Shares	$1,000.00	$1,083.40	$7.05	$1,000.00	$1,018.30	$6.83	1.35%
Class S Shares	$1,000.00	$1,085.10	$5.65	$1,000.00	$1,019.65	$5.47	1.08%
Class T Shares	$1,000.00	$1,086.20	$4.29	$1,000.00	$1,020.96	$4.15	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Research Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 98.7%
Aerospace & Defense – 2.3%
General Dynamics Corp	886,565	$182,260,033
Northrop Grumman Corp	407,894	117,359,262
		299,619,295
Airlines – 0.9%
United Continental Holdings Inc*	1,982,647	120,703,549
Auto Components – 1.2%
Delphi Automotive PLC	1,519,413	149,510,239
Beverages – 1.8%
Coca-Cola Co	5,211,817	234,583,883
Biotechnology – 3.9%
Biogen Inc*	532,894	166,859,769
Celgene Corp*	1,389,209	202,574,456
Regeneron Pharmaceuticals Inc*	302,782	135,379,888
		504,814,113
Building Products – 0.8%
AO Smith Corp	1,669,975	99,246,614
Capital Markets – 1.8%
Blackstone Group LP	1,138,336	37,986,272
Intercontinental Exchange Inc	1,281,980	88,072,026
TD Ameritrade Holding Corp	2,153,270	105,079,576
		231,137,874
Chemicals – 3.3%
Air Products & Chemicals Inc	1,204,977	182,216,622
Monsanto Co	903,368	108,241,554
Sherwin-Williams Co	384,677	137,729,753
		428,187,929
Communications Equipment – 0.3%
CommScope Holding Co Inc*	1,035,485	34,388,457
Construction Materials – 1.1%
Vulcan Materials Co	1,161,652	138,933,579
Consumer Finance – 0.4%
Synchrony Financial	1,536,798	47,717,578
Containers & Packaging – 0.9%
Sealed Air Corp	2,734,906	116,835,184
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	1,512,425	70,675,620
Electrical Equipment – 2.1%
AMETEK Inc	2,069,957	136,699,960
Sensata Technologies Holding NV*	2,713,676	130,446,405
		267,146,365
Electronic Equipment, Instruments & Components – 2.0%
Amphenol Corp	1,518,739	128,546,069
Flex Ltd*	7,946,769	131,677,962
		260,224,031
Equity Real Estate Investment Trusts (REITs) – 2.1%
American Tower Corp	1,699,925	232,345,749
Starwood Waypoint Homes	1,230,488	44,752,849
		277,098,598
Food & Staples Retailing – 0.9%
Costco Wholesale Corp	686,589	112,799,707
Food Products – 0.8%
Hershey Co	913,017	99,674,066
Health Care Equipment & Supplies – 2.4%
Boston Scientific Corp*	5,138,468	149,889,112
Cooper Cos Inc	250,788	59,464,343
DexCom Inc*	1,977,167	96,732,895
		306,086,350

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – 3.2%
Aetna Inc	844,706	$134,316,701
Envision Healthcare Corp*	1,372,817	61,708,124
Humana Inc	519,549	126,577,723
Universal Health Services Inc	787,805	87,399,087
		410,001,635
Health Care Technology – 0.6%
athenahealth Inc*	654,143	81,349,223
Hotels, Restaurants & Leisure – 4.6%
Aramark	2,024,245	82,204,589
Dunkin' Brands Group Inc	1,862,596	98,866,596
McDonald's Corp	1,299,964	203,678,360
Norwegian Cruise Line Holdings Ltd*	887,422	47,965,159
Starbucks Corp	2,992,404	160,722,019
		593,436,723
Independent Power and Renewable Electricity Producers – 0.2%
NRG Energy Inc	1,099,908	28,146,646
Information Technology Services – 5.4%
Amdocs Ltd	1,132,563	72,846,452
Gartner Inc*	653,324	81,280,039
Mastercard Inc	1,727,391	243,907,609
Visa Inc	2,815,024	296,253,126
		694,287,226
Insurance – 0.9%
Progressive Corp	2,367,595	114,638,950
Internet & Direct Marketing Retail – 4.7%
Amazon.com Inc*	459,511	441,750,900
Priceline Group Inc*	89,023	162,985,089
		604,735,989
Internet Software & Services – 9.8%
Alphabet Inc - Class C*	754,383	723,536,279
CoStar Group Inc*	399,870	107,265,127
Facebook Inc	2,552,490	436,143,966
		1,266,945,372
Leisure Products – 0.8%
Polaris Industries Inc	1,004,532	105,104,183
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	599,120	113,353,504
Machinery – 1.3%
Illinois Tool Works Inc	1,173,659	173,654,586
Media – 2.9%
Comcast Corp	5,389,260	207,378,725
Walt Disney Co	1,755,276	173,017,555
		380,396,280
Oil, Gas & Consumable Fuels – 0.6%
Anadarko Petroleum Corp	806,492	39,397,134
Enterprise Products Partners LP	1,404,403	36,612,786
		76,009,920
Personal Products – 1.2%
Estee Lauder Cos Inc	1,393,819	150,309,441
Pharmaceuticals – 2.6%
Allergan PLC	521,248	106,829,778
Eli Lilly & Co	2,738,625	234,261,982
		341,091,760
Professional Services – 1.1%
Equifax Inc	611,517	64,814,687
Verisk Analytics Inc*	909,768	75,683,600
		140,498,287

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Research Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,£,§	6,344,053	$407,506
Road & Rail – 1.7%
CSX Corp	3,975,443	215,707,537
Semiconductor & Semiconductor Equipment – 4.2%
Broadcom Ltd	824,159	199,891,524
Microchip Technology Inc	1,652,627	148,372,852
Texas Instruments Inc	2,135,676	191,441,997
		539,706,373
Software – 12.1%
Activision Blizzard Inc	3,467,094	223,662,234
Adobe Systems Inc*	1,899,243	283,329,071
Cadence Design Systems Inc*	3,075,223	121,379,052
Microsoft Corp	6,294,620	468,886,244
salesforce.com Inc*	1,866,704	174,387,488
SS&C Technologies Holdings Inc	1,487,695	59,730,954
Tyler Technologies Inc*	831,778	144,995,541
Ultimate Software Group Inc*	464,269	88,025,402
		1,564,395,986
Specialty Retail – 2.9%
AutoZone Inc*	99,337	59,116,442
L Brands Inc	891,477	37,094,358
Lowe's Cos Inc	2,317,121	185,230,653
Tractor Supply Co	1,435,480	90,851,529
		372,292,982
Technology Hardware, Storage & Peripherals – 3.8%
Apple Inc	3,144,069	484,563,914
Textiles, Apparel & Luxury Goods – 1.3%
Carter's Inc	615,361	60,766,899
NIKE Inc	2,110,253	109,416,618
		170,183,517
Tobacco – 1.4%
Altria Group Inc	2,785,047	176,627,681
Trading Companies & Distributors – 0.5%
Fastenal Co	1,339,603	61,059,105
Wireless Telecommunication Services – 0.5%
T-Mobile US Inc*	1,045,977	64,494,942
Total Common Stocks (cost $9,288,304,282)		12,722,782,299
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $84,075,156)	84,075,156	84,075,156
Total Investments (total cost $9,372,379,438) – 99.4%		12,806,857,455
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		77,082,908
Net Assets – 100%		$12,883,940,363

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/17
Common Stocks – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	$—	$(1,409,797)	$(95,070)	$407,506
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	302,084	—	—	84,075,156
Total Affiliated Investments – 0.7%	$302,084	$(1,409,797)	$(95,070)	$84,482,662

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 0%
Real Estate Investment Trusts (REITs) – 0%
Colony American Homes III¢,§	—	12,688,106Ð	(6,344,053)Ð	6,344,053

Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	30,718,000	1,211,148,292	(1,157,791,136)	84,075,156

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$502,576	$407,506	0.0%
The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$-	$-	$407,506
All Other	12,722,374,793	-	-
Investment Companies	-	84,075,156	-
Total Assets	$12,722,374,793	$84,075,156	$407,506

12	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Unaffiliated investments, at value(1)	12,722,374,793
Affiliated investments, at value(2)	84,482,662
Cash	91,626
Non-interested Trustees' deferred compensation	237,426
Receivables:
Investments sold	211,381,113
Dividends	7,760,810
Fund shares sold	3,718,727
Dividends from affiliates	65,048
Foreign tax reclaims	24,545
Other assets	1,831,044
Total Assets	13,031,967,794
Liabilities:
Payables:	—
Investments purchased	133,590,818
Advisory fees	6,165,701
Fund shares repurchased	5,391,102
Transfer agent fees and expenses	1,869,719
Non-interested Trustees' deferred compensation fees	237,426
Non-interested Trustees' fees and expenses	89,332
Fund administration fees	85,214
Professional fees	63,409
12b-1 Distribution and shareholder servicing fees	35,230
Custodian fees	17,904
Accrued expenses and other payables	481,576
Total Liabilities	148,027,431
Net Assets	$12,883,940,363

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Research Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,935,362,695
Undistributed net investment income/(loss)	26,083,624
Undistributed net realized gain/(loss) from investments	488,000,573
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,434,493,471
Total Net Assets	$12,883,940,363
Net Assets - Class A Shares	$25,232,814
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	557,180
Net Asset Value Per Share(3)	$45.29
Maximum Offering Price Per Share(4)	$48.05
Net Assets - Class C Shares	$25,527,478
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	593,830
Net Asset Value Per Share(3)	$42.99
Net Assets - Class D Shares	$9,078,354,184
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,066,849
Net Asset Value Per Share	$45.60
Net Assets - Class I Shares	$372,835,640
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,188,510
Net Asset Value Per Share	$45.53
Net Assets - Class N Shares	$266,604,208
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,854,505
Net Asset Value Per Share	$45.54
Net Assets - Class R Shares	$5,199,531
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	114,348
Net Asset Value Per Share	$45.47
Net Assets - Class S Shares	$27,353,714
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	612,262
Net Asset Value Per Share	$44.68
Net Assets - Class T Shares	$3,082,832,794
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,587,522
Net Asset Value Per Share	$45.61

(1) Includes cost of $9,287,801,706.

(2) Includes cost of $84,577,732.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Statement of Operations

For the year ended September 30, 2017(1)

Investment Income:
Dividends	$97,591,581
Dividends from affiliates	302,084
Other income	57
Total Investment Income	97,893,722
Expenses:
Advisory fees	44,146,165
12b-1Distribution and shareholder servicing fees:
Class A Shares	64,447
Class C Shares	202,079
Class R Shares	10,770
Class S Shares	33,770
Transfer agent administrative fees and expenses:
Class D Shares	6,346,285
Class R Shares	5,385
Class S Shares	34,583
Class T Shares	5,299,184
Transfer agent networking and omnibus fees:
Class A Shares	25,103
Class C Shares	22,567
Class I Shares	233,265
Other transfer agent fees and expenses:
Class A Shares	3,109
Class C Shares	2,654
Class D Shares	976,999
Class I Shares	11,714
Class N Shares	6,495
Class R Shares	64
Class S Shares	248
Class T Shares	28,311
Shareholder reports expense	821,710
Fund administration fees	695,526
Non-interested Trustees’ fees and expenses	241,398
Professional fees	163,918
Registration fees	133,117
Custodian fees	68,503
Other expenses	436,526
Total Expenses	60,013,895
Less: Excess Expense Reimbursement and Waivers	(620,835)
Net Expenses	59,393,060
Net Investment Income/(Loss)	38,500,662
Net Realized Gain/(Loss) on Investments:
Investments	711,192,001
Investments in affiliates	(1,409,797)
Total Net Realized Gain/(Loss) on Investments	709,782,204
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	450,600,189
Investments in affiliates	95,070
Total Change in Unrealized Net Appreciation/Depreciation	450,695,259
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,198,978,125

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class R Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Research Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017(1)	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$38,500,662	$11,232,757
Net realized gain/(loss) on investments	709,782,204	175,307,547
Change in unrealized net appreciation/depreciation	450,695,259	218,380,604
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,198,978,125	404,920,908
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(3,150)	(122,069)
Class C Shares	—	(21,740)
Class D Shares	(11,827,193)	(10,788,614)
Class I Shares	(1,420,519)	(1,346,117)
Class N Shares	(1,504,598)	(779,865)
Class R Shares	(48)	N/A
Class S Shares	(8,807)	(6,773)
Class T Shares	(4,428,104)	(5,807,346)
Total Dividends from Net Investment Income	(19,192,419)	(18,872,524)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,795,929)	(2,852,830)
Class C Shares	(1,698,650)	(1,646,583)
Class D Shares	(217,897,593)	(222,221,592)
Class I Shares	(20,794,369)	(23,266,664)
Class N Shares	(18,055,452)	(12,122,263)
Class R Shares	(1,762)	N/A
Class S Shares	(427,728)	(210,332)
Class T Shares	(118,721,385)	(134,622,735)
Total Distributions from Net Realized Gain from Investment Transactions	(379,392,868)	(396,942,999)
Net Decrease from Dividends and Distributions to Shareholders	(398,585,287)	(415,815,523)
Capital Share Transactions: (Note 5)
Class A Shares	(5,929,083)	313,000
Class C Shares	4,437,650	3,739,139
Class D Shares	5,941,537,405	91,211,155
Class I Shares	112,259,667	(8,096,890)
Class N Shares	52,013,380	68,878,332
Class R Shares	4,905,915	N/A
Class S Shares	21,510,233	2,703,721
Class T Shares	1,419,903,066	(36,150,200)
Net Increase/(Decrease) from Capital Share Transactions	7,550,638,233	122,598,257
Net Increase/(Decrease) in Net Assets	8,351,031,071	111,703,642
Net Assets:
Beginning of period	4,532,909,292	4,421,205,650
End of period	$12,883,940,363	$4,532,909,292

Undistributed Net Investment Income/(Loss)	$26,083,624	$11,114,582

(1) Period from January 27, 2017 (inception date) through September 30, 2017 for Class R Shares.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$42.31	$42.48	$46.48		$39.09	$31.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.03(1)	0.11(1)		0.11(1)	0.19
Net realized and unrealized gain/(loss)	6.50	3.80	2.07		7.55	7.09
Total from Investment Operations	6.63	3.83	2.18		7.66	7.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.16)	(0.02)		(0.14)	(0.16)
Distributions (from capital gains)	(3.64)	(3.84)	(6.16)		(0.13)	—
Total Dividends and Distributions	(3.65)	(4.00)	(6.18)		(0.27)	(0.16)
Net Asset Value, End of Period	$45.29	$42.31	$42.48		$46.48	$39.09
Total Return*	16.70%	9.24%	4.83%		19.68%	22.86%
Net Assets, End of Period (in thousands)	$25,233	$29,215	$29,202		$15,851	$16,229
Average Net Assets for the Period (in thousands)	$25,873	$31,952	$22,816		$18,486	$13,861
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	1.04%	1.10%		0.93%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.04%	1.10%		0.93%	0.96%
Ratio of Net Investment Income/(Loss)	0.29%	0.08%	0.25%		0.25%	0.62%
Portfolio Turnover Rate	46%	38%	45%		44%	45%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$40.60	$41.07	$45.41	$38.35	$31.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.16)(1)	(0.25)(1)	(0.22)(1)	(0.21)(1)	(0.07)
Net realized and unrealized gain/(loss)	6.19	3.67	2.04	7.40	6.97
Total from Investment Operations	6.03	3.42	1.82	7.19	6.90
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	—	—	—
Distributions (from capital gains)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(3.64)	(3.89)	(6.16)	(0.13)	—
Net Asset Value, End of Period	$42.99	$40.60	$41.07	$45.41	$38.35
Total Return*	15.89%	8.49%	4.08%	18.78%	21.94%
Net Assets, End of Period (in thousands)	$25,527	$19,591	$16,072	$3,509	$2,498
Average Net Assets for the Period (in thousands)	$21,993	$18,979	$9,187	$3,091	$2,130
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.74%	1.82%	1.67%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.74%	1.82%	1.67%	1.72%
Ratio of Net Investment Income/(Loss)	(0.39)%	(0.62)%	(0.51)%	(0.48)%	(0.14)%
Portfolio Turnover Rate	46%	38%	45%	44%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Research Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$42.69	$42.76	$46.82	$39.34	$32.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.11(1)	0.21(1)	0.21(1)	0.27
Net realized and unrealized gain/(loss)	6.53	3.85	2.05	7.59	7.13
Total from Investment Operations	6.75	3.96	2.26	7.80	7.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.19)	(0.16)	(0.19)	(0.25)
Distributions (from capital gains)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(3.84)	(4.03)	(6.32)	(0.32)	(0.25)
Net Asset Value, End of Period	$45.60	$42.69	$42.76	$46.82	$39.34
Total Return*	16.90%	9.48%	5.00%	19.93%	23.16%
Net Assets, End of Period (in thousands)	$9,078,354	$2,576,037	$2,487,683	$2,469,614	$2,159,347
Average Net Assets for the Period (in thousands)	$5,277,885	$2,557,161	$2,639,279	$2,383,927	$1,995,191
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.85%	0.92%	0.72%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.85%	0.92%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	0.50%	0.27%	0.46%	0.47%	0.85%
Portfolio Turnover Rate	46%	38%	45%	44%	45%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$42.65	$42.72	$46.80	$39.33	$32.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.24(1)	0.15(1)	0.25(1)	0.24(1)	0.30
Net realized and unrealized gain/(loss)	6.53	3.84	2.05	7.58	7.13
Total from Investment Operations	6.77	3.99	2.30	7.82	7.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.22)	(0.22)	(0.22)	(0.28)
Distributions (from capital gains)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(3.89)	(4.06)	(6.38)	(0.35)	(0.28)
Net Asset Value, End of Period	$45.53	$42.65	$42.72	$46.80	$39.33
Total Return*	16.98%	9.58%	5.09%	19.99%	23.28%
Net Assets, End of Period (in thousands)	$372,836	$238,408	$249,202	$196,908	$139,452
Average Net Assets for the Period (in thousands)	$285,259	$252,487	$241,355	$149,173	$128,180
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.77%	0.83%	0.65%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.77%	0.83%	0.65%	0.64%
Ratio of Net Investment Income/(Loss)	0.55%	0.35%	0.54%	0.54%	0.91%
Portfolio Turnover Rate	46%	38%	45%	44%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$42.67	$42.75	$46.82	$39.32	$32.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.18(1)	0.27(1)	0.28(1)	0.34
Net realized and unrealized gain/(loss)	6.54	3.83	2.08	7.59	7.12
Total from Investment Operations	6.81	4.01	2.35	7.87	7.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.25)	(0.26)	(0.24)	(0.33)
Distributions (from capital gains)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(3.94)	(4.09)	(6.42)	(0.37)	(0.33)
Net Asset Value, End of Period	$45.54	$42.67	$42.75	$46.82	$39.32
Total Return*	17.10%	9.61%	5.21%	20.14%	23.37%
Net Assets, End of Period (in thousands)	$266,604	$197,218	$127,816	$66,011	$44,056
Average Net Assets for the Period (in thousands)	$231,105	$159,160	$93,427	$57,271	$47,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.68%	0.76%	0.55%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.68%	0.76%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	0.63%	0.43%	0.59%	0.63%	1.03%
Portfolio Turnover Rate	46%	38%	45%	44%	45%

Class R Shares
For a share outstanding during the period ended September 30	2017(2)
Net Asset Value, Beginning of Period	$41.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)
Net realized and unrealized gain/(loss)	5.23
Total from Investment Operations	5.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)
Distributions (from capital gains)	(1.47)
Total Dividends and Distributions	(1.51)
Net Asset Value, End of Period	$45.47
Total Return*	12.67%
Net Assets, End of Period (in thousands)	$5,200
Average Net Assets for the Period (in thousands)	$3,162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%
Ratio of Net Investment Income/(Loss)	(0.09)%
Portfolio Turnover Rate	46%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from January 27, 2017 (inception date) through September 30, 2017.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Research Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$41.91	$42.12	$46.19	$38.96	$31.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	(0.03)(1)	0.12(1)	0.05(1)	0.18
Net realized and unrealized gain/(loss)	6.41	3.78	1.97	7.52	7.05
Total from Investment Operations	6.48	3.75	2.09	7.57	7.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.12)	—(2)	(0.21)	(0.15)
Distributions (from capital gains)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(3.71)	(3.96)	(6.16)	(0.34)	(0.15)
Net Asset Value, End of Period	$44.68	$41.91	$42.12	$46.19	$38.96
Total Return*	16.53%	9.09%	4.66%	19.53%	22.77%
Net Assets, End of Period (in thousands)	$27,354	$4,305	$1,563	$3,059	$839
Average Net Assets for the Period (in thousands)	$13,782	$2,985	$2,147	$2,593	$724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.18%	1.23%	1.06%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.17%	1.23%	1.06%	1.06%
Ratio of Net Investment Income/(Loss)	0.17%	(0.07)%	0.26%	0.12%	0.49%
Portfolio Turnover Rate	46%	38%	45%	44%	45%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$42.67	$42.76	$46.80	$39.33	$32.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(1)	0.08(1)	0.18(1)	0.17(1)	0.28
Net realized and unrealized gain/(loss)	6.54	3.84	2.06	7.60	7.10
Total from Investment Operations	6.72	3.92	2.24	7.77	7.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.17)	(0.12)	(0.17)	(0.22)
Distributions (from capital gains)	(3.64)	(3.84)	(6.16)	(0.13)	—
Total Dividends and Distributions	(3.78)	(4.01)	(6.28)	(0.30)	(0.22)
Net Asset Value, End of Period	$45.61	$42.67	$42.76	$46.80	$39.33
Total Return*	16.81%	9.38%	4.94%	19.85%	23.06%
Net Assets, End of Period (in thousands)	$3,082,833	$1,468,135	$1,509,667	$1,505,253	$1,336,614
Average Net Assets for the Period (in thousands)	$2,119,275	$1,516,188	$1,622,384	$1,466,282	$1,323,849
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.94%	1.00%	0.80%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.93%	0.99%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	0.42%	0.19%	0.40%	0.39%	0.80%
Portfolio Turnover Rate	46%	38%	45%	44%	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Research Fund (formerly named Janus Research Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Janus Investment Fund	21

Janus Henderson Research Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

22	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Janus Investment Fund	23

Janus Henderson Research Fund

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

24	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Notes to Financial Statements

by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended September 30, 2017, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.55%.

Janus Investment Fund	25

Janus Henderson Research Fund

Notes to Financial Statements

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2019. The Fund did not have an expense limit prior to February 1, 2017. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a

26	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Notes to Financial Statements

fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Janus Investment Fund	27

Janus Henderson Research Fund

Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $8,245.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $4,318.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $312,913,791 in purchases and $264,808,649 sales, resulting in a net realized gain of $27,679,212. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 54,020,023	$ 466,119,273	$ -	$ -	$ -	$ (221,971)	$3,428,660,343

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,378,197,112	$3,599,390,896	$(170,730,553)	$ 3,428,660,343

28	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 22,260,737	$ 376,324,550	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 55,992,523	$ 359,823,000	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 11,219,592	$ (4,339,201)	$ (6,880,391)

Capital has been adjusted by $10,520,830, including $9,596,135 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

Janus Investment Fund	29

Janus Henderson Research Fund

Notes to Financial Statements

5. Capital Share Transactions

	Year ended September 30, 2017(1)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	142,527	$ 6,137,176	306,521	$ 12,760,768
Shares from the Acquisition (See Note 9)	348,241	14,861,456	-	-
Reinvested dividends and distributions	42,396	1,742,292	70,667	2,922,788
Shares repurchased	(666,466)	(28,670,007)	(374,145)	(15,370,556)
Net Increase/(Decrease)	(133,302)	$ (5,929,083)	3,043	$ 313,000
Class C Shares:
Shares sold	80,163	$ 3,263,478	189,835	$ 7,588,770
Shares from the Acquisition (See Note 9)	159,469	6,478,257	-	-
Reinvested dividends and distributions	38,514	1,517,196	38,453	1,533,888
Shares repurchased	(166,902)	(6,821,281)	(137,059)	(5,383,519)
Net Increase/(Decrease)	111,244	$ 4,437,650	91,229	$ 3,739,139
Class D Shares:
Shares sold	1,954,588	$ 85,351,823	1,856,565	$ 77,977,124
Shares from the Acquisition (See Note 9)	142,036,659	6,099,025,711	-	-
Reinvested dividends and distributions	5,393,135	224,059,570	5,468,037	227,798,409
Shares repurchased	(10,664,917)	(466,899,699)	(5,149,379)	(214,564,378)
Net Increase/(Decrease)	138,719,465	$5,941,537,405	2,175,223	$ 91,211,155
Class I Shares:
Shares sold	3,239,160	$ 140,812,907	2,435,595	$101,456,355
Shares from the Acquisition (See Note 9)	1,516,397	64,992,166	-	-
Reinvested dividends and distributions	440,353	18,260,929	497,985	20,711,207
Shares repurchased	(2,597,566)	(111,806,335)	(3,176,437)	(130,264,452)
Net Increase/(Decrease)	2,598,344	$ 112,259,667	(242,857)	$ (8,096,890)
Class N Shares:
Shares sold	1,378,952	$ 59,201,133	2,095,976	$ 87,932,709
Shares from the Acquisition (See Note 9)	287,440	12,317,276	-	-
Reinvested dividends and distributions	470,664	19,560,050	310,147	12,902,128
Shares repurchased	(904,255)	(39,065,079)	(774,580)	(31,956,505)
Net Increase/(Decrease)	1,232,801	$ 52,013,380	1,631,543	$ 68,878,332
Class R Shares:
Shares sold	11,531	$ 507,855	-	$ -
Shares from the Acquisition (See Note 9)	111,427	4,782,817	-	-
Reinvested dividends and distributions	42	1,810	-	-
Shares repurchased	(8,652)	(386,567)	-	-
Net Increase/(Decrease)	114,348	$ 4,905,915	N/A -	$ N/A -
Class S Shares:
Shares sold	177,685	$ 7,618,359	96,190	$ 3,932,130
Shares from the Acquisition (See Note 9)	415,219	17,491,361	-	-
Reinvested dividends and distributions	10,667	436,535	5,294	217,105
Shares repurchased	(94,031)	(4,036,022)	(35,873)	(1,445,514)
Net Increase/(Decrease)	509,540	$ 21,510,233	65,611	$ 2,703,721
Class T Shares:
Shares sold	3,594,511	$ 157,362,141	3,487,723	$146,436,273
Shares from the Acquisition (See Note 9)	38,595,835	1,658,142,701	-	-
Reinvested dividends and distributions	2,912,229	120,935,892	3,321,838	138,420,993
Shares repurchased	(11,924,815)	(516,537,668)	(7,707,414)	(321,007,466)
Net Increase/(Decrease)	33,177,760	$1,419,903,066	(897,853)	$ (36,150,200)
(1)	Period from January 27, 2017 (inception date) through September 30, 2017 for Class R Shares.

30	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,672,216,682	$3,550,608,533	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, shareholders of the Fund approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustee

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

Janus Investment Fund	31

Janus Henderson Research Fund

Notes to Financial Statements

9. Fund Acquisition

The Board of Trustees of Janus Investment Fund approved an Agreement and Plan of Reorganization that provided for the merger of Janus Fund (“Target Fund”) with and into Janus Henderson Research Fund (formerly named Janus Research Fund “Acquiring Fund”) (the “Merger”), effective at the close of business on April 28, 2017. The Merger was based in part on Janus Capital’s belief that shareholders of Janus Henderson Research Fund and Janus Fund may benefit from elimination of competing products, with access to the research-driven investment process used by Janus Henderson Research Fund and a more developed diversified strategy over time. The merger was tax-free for federal income purposes; therefore, shareholders should not realize a tax gain or loss upon receipt of shares issued in connection with the Merger. The table below reflects merger activity.

Target Fund’s Shares Outstanding Prior to Merger	Target Fund’s Net Assets Prior to Merger	Acquiring Fund’s Shares Issued in Merger	Acquiring Fund’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Fund’s Unrealized Appreciation/(Depreciation) Prior to Merger
$217,474,508	$7,878,091,745	$183,470,687	$4,664,923,322	$12,543,015,067	$1,884,000,807

Assuming the Merger had been completed on 10/1/2016, the pro forma results of operations for the year ended 9/30/2017, are as follows:

Net investment income $62,278,194

Net gain/(loss) on investments $984,829,287

Change in unrealized net appreciation/depreciation $926,388,833

Net increase/(decrease) in net assets resulting from operations $1,973,496,314

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 28, 2017.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	SEPTEMBER 30, 2017

Janus Henderson Research Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Research Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

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Janus Henderson Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Research Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	53

Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Research Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Janus Henderson Research Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

58	SEPTEMBER 30, 2017

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Research Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Research Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
4,378,584,601.619	1,772,242,324.323	100,690,996.788	106,709,107.626	434,599,972.582	2,414,242,401.319

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
40.475	2.300	2.437	9.926	55.138	73.408	4.171	4.420	18.002	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
4,378,584,601.619	1,627,687,632.300	219,286,766.656	132,667,956.348	434,600,046.015	2,414,242,401.319

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
37.174	5.008	3.030	9.926	55.138	67.420	9.083	5.495	18.002	100.000

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Janus Henderson Research Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$385,920,685
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson Research Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Carmel Wellso 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President Janus Henderson Research Fund	12/14-Present	Vice President and Director of Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst for Janus Capital (2008-2014).
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013- 2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93053 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Triton Fund (formerly named Janus Triton Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Triton Fund

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a fundamentally driven investment process focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages will drive outperformance relative to our benchmark and peers over time. Identifying small-cap companies with the potential to grow into the mid-cap space allows us the flexibility to hold our positions and capture a longer growth period in a company’s life cycle.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Triton Fund’s Class I Shares returned 21.52% over the one-year period ended September 30, 2017. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 20.07%. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 20.98%.

INVESTMENT ENVIRONMENT

U.S. small- and mid-cap stocks enjoyed sharp gains during the 12-month period. President Trump’s election win and the prospect of tax cuts and de-regulation — both of which disproportionately benefit smaller U.S.-focused companies — drove the Russell 2500 Growth Index higher in the immediate months after the election. Signs of a healthier global economy and improving corporate earnings were also supportive of stocks.

PERFORMANCE DISCUSSION

We take a high-quality approach to investing in small caps, focusing on companies we believe have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. Many times these companies are defined by sustainable competitive advantages such as high barriers to entry in their respective industry or a differentiated product or service that gives them pricing power, helping the company grow in a variety of market and economic environments. We believe a collection of such companies will lead to outperformance of our benchmark over longer time periods, and were pleased to see our Fund outperform its benchmark this period.

Stock selection in the industrials and technology sectors were large drivers of our relative outperformance. HEICO was our top contributor within the industrials sector. Stronger growth in the aerospace parts manufacturer’s aftermarket business has helped drive the stock, as have a few bolt-on acquisitions that were viewed favorably by the market. We continue to like the company. We believe HEICO’s aftermarket business provides a resilient, recurring revenue stream for the company. We also believe the technical expertise required to make its mission critical parts, as well as the FAA approval process required for each part, present a high barrier to entry for would-be competitors.

Within the technology sector, some of our holdings tied to the semiconductor industry performed particularly well. Cadence Design Systems was our largest contributor within the sector. A strong outlook for semiconductor research and development spending lifted the stock of the semiconductor equipment company. We continue to like Cadence’s competitive position as one of only two companies specializing in semiconductor design software, which has become increasingly important as semiconductors continue to grow more complex. We also believe Cadence is a good way to invest in the broad trend of semiconductor innovation. By selling design software to a wide variety of semiconductor companies, it benefits when any one of them develops an innovative product that experiences strong demand.

ON Semiconductor was another top contributor within the sector. The company produces semiconductors for a wide range of fast-growing industrial end markets, including power management and automobiles, where image sensors are becoming more prevalent. The stock was up after the company announced strong earnings results that demonstrated the strong synergies and costs savings ON can achieve from its recent acquisition of Fairchild. We continue to like the company’s growth potential, and also its potential to improve margins.

While pleased with our relative performance during the year, we still held some stocks that produced disappointing results. AMC Entertainment was our largest detractor. A weak summer box office season weighed on

Janus Investment Fund	1

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

the stock during the period, but we continue to like the company. We believe the new CEO is introducing some exciting innovations to improve monetization of the movie theater experience. Examples include new pricing tactics to improve monetization from blockbuster movies, an expanded menu item at the concession stand and a rewards program for moviegoers.

Sally Beauty Holdings also detracted from performance. Sluggish sales trends for the salon product retailer have generally been a drag on the stock, and reinvestments in the company’s stores haven’t spurred as big an increase in same store sales as the market may have anticipated. We continue to like many aspects of the business, however. Sally Beauty has a broader selection and better quality beauty products than mass market retailers, but also sells its products at attractive price points below the highest end beauty product retailers. We also like that beauty and hair products are generally lower cost luxuries that are more economically resilient than other luxury products.

Endologix was another large detractor. The company announced a delay for its device that assists in surgeries of abdominal aortic aneurysms. The product delays have been disappointing, and we sold the stock during the period.

DERIVATIVES

Please see Derivatives Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

We were surprised by the short-sighted nature of markets after the election and again in September after the Republicans’ tax-cut proposal. In both cases, the sharp, immediate rise in small-cap stocks seemed to imply that favorable legislative changes were just around the corner. While we agree that items such as deregulation or tax reform would benefit small-cap companies, we also think the market has taken a knee-jerk reaction to the possibility of such events. Stalled progress on health care legislation is evidence that large-scale changes come slowly, if they come at all.

As the market comes to accept the slow, give and take process that occurs behind any large-scale legislative change, we believe it will favor our investment process. The companies we hold would of course benefit from tax cuts, but it wouldn’t be a primary driver of their earnings growth. These companies have slowly built competitive advantages around their business, or carved out resilient, and recurring, revenue streams by providing must-have products or services to their end markets. We believe the market will appreciate the durability of these business models again in the coming months.

As we look forward, however, valuations do give us pause. Lower quality stocks may have rallied at the beginning and end of the period, but stability was appreciated for much of the year and valuations for many of the high-quality companies we seek are also higher than long-term averages. This makes it more difficult to find new investment opportunities, but it doesn’t make it impossible. In the coming months we will spend our time focusing on finding those companies where the path to durable earnings growth is less understood, or where a temporary, idiosyncratic issue has weighed on the stock and depressed its valuation. We look forward to the challenge of finding those stocks in the current environment.

Thank you for your continued investment in the Janus Henderson Triton Fund.

2	SEPTEMBER 30, 2017

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	HEICO Corp	1.02%	AMC Entertainment Holdings Inc	-0.52%
	Cadence Design Systems Inc	0.96%	Sally Beauty Holdings Inc	-0.37%
	Catalent Inc	0.80%	Endologix Inc	-0.35%
	Blackbaud Inc	0.78%	National CineMedia Inc	-0.35%
	ON Semiconductor Corp	0.74%	Xperi Corp	-0.34%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.73%	19.06%	18.45%
	Information Technology	1.16%	27.62%	22.61%
	Consumer Staples	0.80%	2.31%	3.52%
	Energy	0.35%	1.28%	1.20%
	Real Estate	0.34%	1.64%	4.85%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-1.10%	5.19%	0.00%
	Consumer Discretionary	-0.81%	13.58%	16.25%
	Materials	-0.21%	4.33%	6.67%
	Telecom Services	-0.12%	0.00%	0.70%
	Utilities	-0.03%	0.00%	0.40%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
HEICO Corp
Aerospace & Defense	2.3%
Cadence Design Systems Inc
Software	2.2%
Broadridge Financial Solutions Inc
Information Technology Services	2.2%
SS&C Technologies Holdings Inc
Software	2.2%
Blackbaud Inc
Software	2.1%
11.0%

Asset Allocation - (% of Net Assets)
Common Stocks	93.8%
Investment Companies	8.1%
Rights	0.1%
Other	(2.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

4	SEPTEMBER 30, 2017

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	21.06%	15.70%	10.64%	12.76%	1.17%
Class A Shares at MOP(1)	14.11%	14.34%	9.98%	12.23%
Class C Shares at NAV(1)	20.34%	14.94%	9.87%	11.97%	1.82%
Class C Shares at CDSC(1)	19.34%	14.94%	9.87%	11.97%
Class D Shares(1)	21.47%	16.05%	10.92%	13.02%	0.83%
Class I Shares(1)	21.52%	16.11%	10.84%	12.96%	0.78%
Class N Shares(1)	21.63%	16.22%	10.84%	12.96%	0.68%
Class R Shares(1)	20.74%	15.35%	10.29%	12.39%	1.44%
Class S Shares(1)	21.05%	15.65%	10.53%	12.64%	1.18%
Class T Shares(1)	21.34%	15.95%	10.84%	12.96%	0.93%
Russell 2500 Growth Index	20.07%	14.46%	8.72%	9.59%
Russell 2000 Growth Index	20.98%	14.28%	8.47%	9.08%
Morningstar Quartile - Class T Shares	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	237/716	53/652	14/569	6/528

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

6	SEPTEMBER 30, 2017

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,129.30	$6.09	$1,000.00	$1,019.35	$5.77	1.14%
Class C Shares	$1,000.00	$1,126.10	$9.33	$1,000.00	$1,016.29	$8.85	1.75%
Class D Shares	$1,000.00	$1,131.50	$4.27	$1,000.00	$1,021.06	$4.05	0.80%
Class I Shares	$1,000.00	$1,131.60	$4.11	$1,000.00	$1,021.21	$3.90	0.77%
Class N Shares	$1,000.00	$1,132.10	$3.58	$1,000.00	$1,021.71	$3.40	0.67%
Class R Shares	$1,000.00	$1,127.90	$7.52	$1,000.00	$1,018.00	$7.13	1.41%
Class S Shares	$1,000.00	$1,129.60	$6.19	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,131.10	$4.86	$1,000.00	$1,020.51	$4.61	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 93.8%
Aerospace & Defense – 4.0%
Aerovironment Inc*,£	360,120	$19,489,694
Axon Enterprise Inc*,#	1,490,819	33,796,867
HEICO Corp£	2,649,793	201,914,227
Teledyne Technologies Inc*	663,714	105,649,995
		360,850,783
Auto Components – 0.8%
Visteon Corp*	581,800	72,009,386
Automobiles – 1.3%
Thor Industries Inc	930,981	117,219,818
Banks – 1.6%
PacWest Bancorp	1,466,105	74,052,964
SVB Financial Group*	371,030	69,416,003
		143,468,967
Biotechnology – 5.4%
ACADIA Pharmaceuticals Inc*	1,573,879	59,288,022
Amicus Therapeutics Inc*	2,964,489	44,704,494
Avexis Inc*	361,686	34,985,887
Cytokinetics Inc*	1,142,052	16,559,754
Eagle Pharmaceuticals Inc/DE*,#,£	941,410	56,145,692
Heron Therapeutics Inc*,#	2,156,797	34,832,272
Ironwood Pharmaceuticals Inc*	3,049,863	48,096,340
Ligand Pharmaceuticals Inc*	359,172	48,901,268
Neurocrine Biosciences Inc*	1,019,980	62,504,374
Puma Biotechnology Inc*	665,194	79,656,981
		485,675,084
Building Products – 1.5%
AO Smith Corp	1,385,804	82,358,332
Trex Co Inc*	604,609	54,457,133
		136,815,465
Capital Markets – 5.6%
Eaton Vance Corp	1,352,226	66,759,398
Financial Engines Inc	2,137,741	74,286,500
LPL Financial Holdings Inc	2,525,447	130,237,302
MarketAxess Holdings Inc	439,676	81,124,619
MSCI Inc	1,008,659	117,912,237
WisdomTree Investments Inc#	2,737,670	27,869,481
		498,189,537
Chemicals – 2.4%
HB Fuller Co	1,364,941	79,248,474
Sensient Technologies Corp	1,777,895	136,755,683
		216,004,157
Commercial Services & Supplies – 2.2%
Clean Harbors Inc*	754,300	42,768,810
Healthcare Services Group Inc	1,068,210	57,651,294
KAR Auction Services Inc	1,209,234	57,728,831
Rollins Inc	845,295	39,001,911
		197,150,846
Construction Materials – 1.0%
Summit Materials Inc	2,761,689	88,456,899
Containers & Packaging – 1.3%
Crown Holdings Inc*	1,860,852	111,130,081
Diversified Consumer Services – 2.0%
ServiceMaster Global Holdings Inc*	3,898,228	182,164,194
Diversified Financial Services – 0.3%
TPG Pace Energy Holdings Corp*	2,413,170	24,517,807
Electrical Equipment – 1.6%
EnerSys	1,181,288	81,709,691

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Electrical Equipment – (continued)
Sensata Technologies Holding NV*	1,288,655	$61,945,646
		143,655,337
Electronic Equipment, Instruments & Components – 3.2%
Belden Inc	1,986,065	159,937,814
National Instruments Corp	1,000,412	42,187,374
OSI Systems Inc*,£	898,236	82,071,823
		284,197,011
Equity Real Estate Investment Trusts (REITs) – 1.4%
CyrusOne Inc	875,420	51,588,501
Lamar Advertising Co	1,038,889	71,195,063
		122,783,564
Food & Staples Retailing – 0.4%
Casey's General Stores Inc	352,098	38,537,126
Food Products – 0.5%
Hostess Brands Inc*	3,519,474	48,076,015
Health Care Equipment & Supplies – 7.0%
DexCom Inc*	624,637	30,560,365
Glaukos Corp*,#	1,164,371	38,424,243
Globus Medical Inc*	1,732,205	51,481,133
ICU Medical Inc*,†	279,674	51,977,413
Integra LifeSciences Holdings Corp*	1,239,022	62,545,831
Merit Medical Systems Inc*,£	1,368,641	57,961,946
Natus Medical Inc*	74,592	2,797,200
Nevro Corp*	619,174	56,270,533
STERIS PLC	1,826,136	161,430,422
Teleflex Inc	345,080	83,499,008
West Pharmaceutical Services Inc	298,198	28,704,539
		625,652,633
Health Care Providers & Services – 1.0%
Diplomat Pharmacy Inc*	1,573,238	32,581,759
HealthEquity Inc*	1,080,054	54,629,131
		87,210,890
Health Care Technology – 0.7%
athenahealth Inc*	512,858	63,779,021
Hotels, Restaurants & Leisure – 3.5%
Dunkin' Brands Group Inc	1,128,430	59,897,064
Jack in the Box Inc	566,076	57,694,466
Playa Hotels & Resorts NV*	2,644,986	27,587,204
Six Flags Entertainment Corp	610,749	37,219,044
Texas Roadhouse Inc	1,067,625	52,463,092
Wendy's Co	4,883,102	75,834,574
		310,695,444
Industrial Conglomerates – 0.8%
Carlisle Cos Inc	702,485	70,452,221
Information Technology Services – 8.2%
Broadridge Financial Solutions Inc	2,411,664	194,910,684
Euronet Worldwide Inc*	1,648,851	156,294,586
Gartner Inc*	827,444	102,942,308
Jack Henry & Associates Inc	1,136,632	116,834,403
MAXIMUS Inc	1,258,741	81,188,794
WEX Inc*	730,119	81,933,954
		734,104,729
Internet & Direct Marketing Retail – 1.3%
Liberty Expedia Holdings Inc*	1,517,135	80,575,040
MakeMyTrip Ltd*	135,846	3,905,572
MakeMyTrip Ltd (PIPE) (144A)*,§	1,103,771	31,733,416
		116,214,028

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Internet Software & Services – 4.4%
Cimpress NV*,#	857,589	$83,752,142
CoStar Group Inc*	306,495	82,217,284
Envestnet Inc*	1,932,465	98,555,715
Etsy Inc*	3,663,811	61,845,130
GrubHub Inc*,#	595,057	31,335,702
SPS Commerce Inc*	583,030	33,063,631
		390,769,604
Life Sciences Tools & Services – 1.7%
Bio-Techne Corp	596,716	72,136,997
PerkinElmer Inc	1,140,319	78,647,801
		150,784,798
Machinery – 6.4%
Hillenbrand Inc	2,378,914	92,420,809
ITT Inc	2,094,276	92,713,599
Kennametal Inc	1,621,599	65,415,304
Nordson Corp	776,857	92,057,554
Proto Labs Inc*	696,352	55,917,066
Rexnord Corp*	4,689,972	119,172,189
Wabtec Corp/DE#	730,049	55,301,212
		572,997,733
Media – 0.6%
AMC Entertainment Holdings Inc#,£	3,744,342	55,041,827
Oil, Gas & Consumable Fuels – 0.8%
DCP Midstream LP#	2,134,693	73,945,766
Personal Products – 0.9%
Ontex Group NV	2,271,853	77,364,412
Pharmaceuticals – 2.4%
Catalent Inc*	3,880,996	154,929,360
Nektar Therapeutics*	1,444,998	34,679,952
Teligent Inc/NJ*,#,£	3,496,122	23,458,979
		213,068,291
Professional Services – 0.5%
Advisory Board Co*	859,197	46,074,439
Real Estate Management & Development – 0.6%
Jones Lang LaSalle Inc	399,706	49,363,691
Road & Rail – 1.5%
Landstar System Inc	457,853	45,625,051
Old Dominion Freight Line Inc	799,202	88,000,132
		133,625,183
Semiconductor & Semiconductor Equipment – 2.5%
ON Semiconductor Corp*	9,030,044	166,784,913
Xperi Corp	2,220,146	56,169,694
		222,954,607
Software – 10.3%
ACI Worldwide Inc*	1,772,100	40,368,438
Blackbaud Inc£	2,121,800	186,294,040
Cadence Design Systems Inc*	4,938,472	194,921,490
Callidus Software Inc*	2,832,575	69,822,974
Guidewire Software Inc*	983,815	76,599,836
RealPage Inc*	2,015,543	80,420,166
SS&C Technologies Holdings Inc†	4,778,635	191,862,195
Ultimate Software Group Inc*	182,970	34,691,112
Zendesk Inc*	1,498,292	43,615,280
		918,595,531
Specialty Retail – 1.4%
Sally Beauty Holdings Inc*	3,990,412	78,132,267
Williams-Sonoma Inc	977,071	48,716,760
		126,849,027

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.8%
Carter's Inc	682,690	$67,415,637
Total Common Stocks (cost $5,559,030,764)		8,377,861,589
Rights – 0.1%
Biotechnology – 0.1%
DYAX Corp*,¢ (cost $3,132,745)	2,822,293	6,914,618
Investment Companies – 8.1%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	170,570,039	170,570,039
Money Markets – 6.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	556,476,557	556,476,557
Total Investment Companies (cost $727,046,596)		727,046,596
Total Investments (total cost $6,289,210,105) – 102.0%		9,111,822,803
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(181,950,032)
Net Assets – 100%		$8,929,872,771

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,998,819,403	98.8%
Belgium	77,364,412	0.8
India	35,638,988	0.4

Total	$9,111,822,803	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Common Stocks – 7.6%
Aerospace & Defense – 2.5%
Aerovironment Inc*,◄	$—	$9,915,779	$13,450,604	$	N/A
HEICO Corp	399,496	1,266,297	72,514,674		201,914,227
Total Aerospace & Defense	$399,496	$11,182,076	$85,965,278		$201,914,227
Biotechnology – 0.6%
Eagle Pharmaceuticals Inc/DE*,#	—	—	(10,957,598)		56,145,692
Diversified Financial Services – 0%
Pace Holdings Corp	—	—	(962,936)		—
Electronic Equipment, Instruments & Components – 0.9%
OSI Systems Inc*,◄	—	1,866,923	23,198,443		N/A
Health Care Equipment & Supplies – 0.6%
Merit Medical Systems Inc*,◄	—	3,323,475	24,580,931		N/A
Media – 0.6%
AMC Entertainment Holdings Inc#	1,787,331	652,050	(40,608,473)		55,041,827
National CineMedia Inc	2,596,848	(13,290,184)	(11,431,039)		—
Total Media	$4,384,179	$(12,638,134)	$(52,039,512)		$55,041,827
Pharmaceuticals – 0.3%
Teligent Inc/NJ*,#	—	—	(3,111,548)		23,458,979
Software – 2.1%
Blackbaud Inc◄	1,217,593	29,333,404	25,900,691		N/A
Total Common Stocks	$6,001,268	$33,067,744	$92,573,749		$336,560,725
Investment Companies – 8.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Cash Collateral Fund LLC, 0.9785%ºº	1,802,648∆	—	—		170,570,039
Money Markets – 6.3%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	2,665,330	—	—		556,476,557
Total Investment Companies	$4,467,978	$—	$—		$727,046,596
Total Affiliated Investments – 15.8%	$10,469,246	$33,067,744	$92,573,749		$1,063,607,321

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 7.6%
Aerospace & Defense – 2.5%
Aerovironment Inc*,◄	1,315,739	17,575	(973,194)	360,120
HEICO Corp	2,083,470	2,785,543Ð	(2,219,220)Ð	2,649,793
Biotechnology – 0.6%
Eagle Pharmaceuticals Inc/DE*,#	724,536	216,874	—	941,410

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2017

Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17

Common Stocks – (continued)
Diversified Financial Services – 0%
Pace Holdings Corp	2,404,533	—	(2,404,533)Ð	—
Electronic Equipment, Instruments & Components – 0.9%
OSI Systems Inc*,◄	1,017,623	71,329	(190,716)	898,236
Health Care Equipment & Supplies – 0.6%
Merit Medical Systems Inc*,◄	2,468,744	32,977	(1,133,080)	1,368,641
Media – 0.6%
AMC Entertainment Holdings Inc#	2,101,401	1,853,033	(210,092)	3,744,342
National CineMedia Inc	3,709,128	—	(3,709,128)	—
Pharmaceuticals – 0.3%
Teligent Inc/NJ*,#	3,496,122	—	—	3,496,122
Software – 2.1%
Blackbaud Inc◄	2,696,398	36,018	(610,616)	2,121,800

Investment Companies – 8.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.9%
Janus Cash Collateral Fund LLC, 0.9785%ºº	394,584,201	1,063,573,815	(1,287,587,977)	170,570,039
Money Markets – 6.3%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	414,938,210	1,343,066,347	(1,201,528,000)	556,476,557

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Euro	10/26/17	(8,465,000)	$10,119,713	$101,791
Citibank NA:
Euro	10/26/17	(18,765,000)	22,410,477	202,998
HSBC Securities (USA), Inc.:
Euro	10/12/17	(21,573,000)	25,513,416	4,557
Total				$309,346

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Triton Fund

Schedule of Investments

September 30, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$309,346

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(1,476,187)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (10,001)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$61,812,903

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500TM Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PIPE	Private Investment in a Public Entity

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended September 30, 2017 is $31,733,416, which represents 0.4% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $99,689,897.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

◄	Company was no longer an affiliate as of September 30, 2017.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

Janus Investment Fund	15

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
MakeMyTrip Ltd (PIPE)	5/2/17	$39,735,756	$31,733,416	0.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Internet & Direct Marketing Retail	$84,480,612	$31,733,416	$-
All Other	8,261,647,561	-	-
Rights	-	-	6,914,618
Investment Companies	-	727,046,596	-
Total Investments in Securities	$8,346,128,173	$758,780,012	$6,914,618
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	309,346	-
Total Assets	$8,346,128,173	$759,089,358	$6,914,618

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	8,048,215,482
Affiliated investments, at value(3)(4)	1,063,607,321
Forward foreign currency exchange contracts	309,346
Non-interested Trustees' deferred compensation	164,617
Receivables:
Fund shares sold	11,441,160
Investments sold	2,429,359
Dividends	2,151,901
Dividends from affiliates	433,670
Other assets	283,384
Total Assets	9,129,036,240
Liabilities:
Due to custodian	2,790,095
Collateral for securities loaned (Note 3)	170,570,039
Closed foreign currency contracts	53,477
Payables:	—
Fund shares repurchased	15,961,377
Advisory fees	4,738,348
Investments purchased	2,801,250
Transfer agent fees and expenses	1,194,373
12b-1 Distribution and shareholder servicing fees	518,822
Non-interested Trustees' deferred compensation fees	164,617
Non-interested Trustees' fees and expenses	57,883
Fund administration fees	57,749
Professional fees	44,000
Custodian fees	8,472
Accrued expenses and other payables	202,967
Total Liabilities	199,163,469
Net Assets	$8,929,872,771

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Triton Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,752,013,294
Undistributed net investment income/(loss)	(164,616)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	355,081,920
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,822,942,173
Total Net Assets	$8,929,872,771
Net Assets - Class A Shares	$498,656,932
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,789,380
Net Asset Value Per Share(5)	$28.03
Maximum Offering Price Per Share(6)	$29.74
Net Assets - Class C Shares	$215,498,875
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,209,551
Net Asset Value Per Share(5)	$26.25
Net Assets - Class D Shares	$1,074,739,592
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,631,010
Net Asset Value Per Share	$28.56
Net Assets - Class I Shares	$1,928,183,608
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	67,126,675
Net Asset Value Per Share	$28.72
Net Assets - Class N Shares	$1,614,834,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,061,020
Net Asset Value Per Share	$28.80
Net Assets - Class R Shares	$314,746,210
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,511,685
Net Asset Value Per Share	$27.34
Net Assets - Class S Shares	$498,839,418
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,939,184
Net Asset Value Per Share	$27.81
Net Assets - Class T Shares	$2,784,374,122
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	98,086,563
Net Asset Value Per Share	$28.39

(1) Includes cost of $5,337,060,752.

(2) Includes $95,325,554 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $952,149,353.

(4) Includes $70,645,291 of securities on loan. See Note 3 in Notes to Financial Statements.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$55,624,538
Dividends from affiliates	8,666,598
Affiliated securities lending income, net	1,802,648
Other income	78
Foreign tax withheld	(220,056)
Total Investment Income	65,873,806
Expenses:
Advisory fees	50,162,877
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,325,138
Class C Shares	2,100,720
Class R Shares	1,380,156
Class S Shares	1,086,539
Transfer agent administrative fees and expenses:
Class D Shares	1,172,716
Class R Shares	690,187
Class S Shares	1,087,504
Class T Shares	6,512,098
Transfer agent networking and omnibus fees:
Class A Shares	1,764,246
Class C Shares	223,559
Class I Shares	1,641,257
Other transfer agent fees and expenses:
Class A Shares	63,580
Class C Shares	28,265
Class D Shares	137,249
Class I Shares	96,557
Class N Shares	33,912
Class R Shares	8,803
Class S Shares	6,270
Class T Shares	25,396
Fund administration fees	703,965
Shareholder reports expense	481,213
Non-interested Trustees’ fees and expenses	243,894
Registration fees	211,288
Professional fees	122,583
Custodian fees	51,669
Other expenses	419,648
Total Expenses	71,781,289
Less: Excess Expense Reimbursement and Waivers	(746,690)
Net Expenses	71,034,599
Net Investment Income/(Loss)	(5,160,793)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Triton Fund

Statement of Operations

For the year ended September 30, 2017

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$362,064,433
Investments in affiliates	33,067,744
Forward foreign currency exchange contracts	(1,476,187)
Total Net Realized Gain/(Loss) on Investments	393,655,990
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,071,750,044
Investments in affiliates	92,573,749
Forward foreign currency exchange contracts	(10,001)
Total Change in Unrealized Net Appreciation/Depreciation	1,164,313,792
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,552,808,989

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(5,160,793)	$1,825,734
Net realized gain/(loss) on investments	393,655,990	269,321,276
Change in unrealized net appreciation/depreciation	1,164,313,792	730,503,620
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,552,808,989	1,001,650,630
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(1,271,000)	(1,322,091)
Class I Shares	(2,376,011)	(2,570,085)
Class N Shares	(2,159,528)	(1,615,241)
Class T Shares	(1,849,724)	(2,148,844)
Total Dividends from Net Investment Income	(7,656,263)	(7,656,261)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(16,027,955)	(44,727,243)
Class C Shares	(6,267,102)	(18,690,971)
Class D Shares	(24,731,153)	(63,851,688)
Class I Shares	(38,117,908)	(96,526,450)
Class N Shares	(24,499,868)	(43,596,472)
Class R Shares	(7,153,435)	(15,360,564)
Class S Shares	(11,078,155)	(26,331,180)
Class T Shares	(67,960,683)	(181,051,205)
Total Distributions from Net Realized Gain from Investment Transactions	(195,836,259)	(490,135,773)
Net Decrease from Dividends and Distributions to Shareholders	(203,492,522)	(497,792,034)
Capital Share Transactions:
Class A Shares	(177,578,860)	(29,358,663)
Class C Shares	(46,262,021)	(20,607,990)
Class D Shares	(16,247,410)	15,385,554
Class I Shares	226,831,701	43,360,847
Class N Shares	569,217,086	270,518,126
Class R Shares	19,421,397	46,143,785
Class S Shares	30,230,659	30,988,766
Class T Shares	(218,380,326)	(41,185,677)
Net Increase/(Decrease) from Capital Share Transactions	387,232,226	315,244,748
Net Increase/(Decrease) in Net Assets	1,736,548,693	819,103,344
Net Assets:
Beginning of period	7,193,324,078	6,374,220,734
End of period	$8,929,872,771	$7,193,324,078

Undistributed Net Investment Income/(Loss)	$(164,616)	$(4,182,790)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$23.79	$22.16	$23.32		$22.43	$18.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(1)	(0.04)(1)	(0.10)(1)		(0.10)(1)	0.02
Net realized and unrealized gain/(loss)	4.97	3.38	1.30		1.88	5.24
Total from Investment Operations	4.89	3.34	1.20		1.78	5.26
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	(0.01)
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)		(0.89)	(0.85)
Total Dividends and Distributions	(0.65)	(1.71)	(2.36)		(0.89)	(0.86)
Net Asset Value, End of Period	$28.03	$23.79	$22.16		$23.32	$22.43
Total Return*	21.06%	15.85%	4.87%		8.07%	30.43%
Net Assets, End of Period (in thousands)	$498,657	$591,526	$580,641		$487,358	$581,387
Average Net Assets for the Period (in thousands)	$532,950	$584,777	$584,857		$578,998	$478,210
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.17%	1.10%		1.15%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.15%	1.10%		1.15%	1.11%
Ratio of Net Investment Income/(Loss)	(0.30)%	(0.18)%	(0.40)%		(0.42)%	0.09%
Portfolio Turnover Rate	30%	22%	27%		30%	39%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.45	$21.13	$22.47	$21.79	$17.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.22)(1)	(0.17)(1)	(0.24)(1)	(0.25)(1)	(0.06)
Net realized and unrealized gain/(loss)	4.67	3.20	1.26	1.82	5.05
Total from Investment Operations	4.45	3.03	1.02	1.57	4.99
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Net Asset Value, End of Period	$26.25	$22.45	$21.13	$22.47	$21.79
Total Return*	20.34%	15.11%	4.21%	7.32%	29.48%
Net Assets, End of Period (in thousands)	$215,499	$228,218	$235,409	$208,869	$202,466
Average Net Assets for the Period (in thousands)	$216,651	$230,812	$246,725	$215,905	$160,080
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.78%	1.73%	1.83%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.78%	1.73%	1.83%	1.85%
Ratio of Net Investment Income/(Loss)	(0.91)%	(0.81)%	(1.02)%	(1.11)%	(0.64)%
Portfolio Turnover Rate	30%	22%	27%	30%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.18	$22.47	$23.57	$22.59	$18.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.03(1)	(0.03)(1)	(0.03)(1)	0.06
Net realized and unrealized gain/(loss)	5.05	3.43	1.31	1.90	5.29
Total from Investment Operations	5.06	3.46	1.28	1.87	5.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.02)	—	(0.05)
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(0.68)	(1.75)	(2.38)	(0.89)	(0.90)
Net Asset Value, End of Period	$28.56	$24.18	$22.47	$23.57	$22.59
Total Return*	21.47%	16.18%	5.19%	8.42%	30.79%
Net Assets, End of Period (in thousands)	$1,074,740	$923,633	$841,863	$830,607	$827,017
Average Net Assets for the Period (in thousands)	$979,341	$874,957	$909,865	$874,533	$705,383
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.83%	0.83%	0.84%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.83%	0.83%	0.84%	0.83%
Ratio of Net Investment Income/(Loss)	0.03%	0.14%	(0.11)%	(0.11)%	0.42%
Portfolio Turnover Rate	30%	22%	27%	30%	39%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.31	$22.58	$23.68	$22.68	$18.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.04(1)	(0.01)(1)	(0.02)(1)	0.07
Net realized and unrealized gain/(loss)	5.08	3.45	1.30	1.91	5.32
Total from Investment Operations	5.10	3.49	1.29	1.89	5.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.05)	(0.03)	—	(0.07)
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(0.69)	(1.76)	(2.39)	(0.89)	(0.92)
Net Asset Value, End of Period	$28.72	$24.31	$22.58	$23.68	$22.68
Total Return*	21.52%	16.24%	5.20%	8.48%	30.91%
Net Assets, End of Period (in thousands)	$1,928,184	$1,412,659	$1,270,497	$1,130,109	$1,312,895
Average Net Assets for the Period (in thousands)	$1,641,647	$1,322,407	$1,332,826	$1,239,318	$1,123,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.78%	0.77%	0.79%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.78%	0.77%	0.79%	0.76%
Ratio of Net Investment Income/(Loss)	0.07%	0.18%	(0.06)%	(0.07)%	0.45%
Portfolio Turnover Rate	30%	22%	27%	30%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.37	$22.62	$23.71	$22.68	$18.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.06(1)	—(1)(2)	0.01(1)	0.10
Net realized and unrealized gain/(loss)	5.10	3.46	1.32	1.91	5.29
Total from Investment Operations	5.14	3.52	1.32	1.92	5.39
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.05)	—	(0.08)
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(0.71)	(1.77)	(2.41)	(0.89)	(0.93)
Net Asset Value, End of Period	$28.80	$24.37	$22.62	$23.71	$22.68
Total Return*	21.63%	16.39%	5.31%	8.61%	30.95%
Net Assets, End of Period (in thousands)	$1,614,834	$830,583	$502,638	$217,789	$120,673
Average Net Assets for the Period (in thousands)	$1,158,522	$658,825	$361,014	$164,744	$91,626
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.68%	0.67%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.67%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)	0.17%	0.29%	(0.01)%	0.06%	0.47%
Portfolio Turnover Rate	30%	22%	27%	30%	39%

Class R Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.28	$21.78	$23.03	$22.22	$17.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.14)(1)	(0.10)(1)	(0.17)(1)	(0.16)(1)	0.01
Net realized and unrealized gain/(loss)	4.85	3.31	1.28	1.86	5.15
Total from Investment Operations	4.71	3.21	1.11	1.70	5.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Net Asset Value, End of Period	$27.34	$23.28	$21.78	$23.03	$22.22
Total Return*	20.74%	15.51%	4.52%	7.78%	30.02%
Net Assets, End of Period (in thousands)	$314,746	$248,942	$185,921	$144,014	$125,829
Average Net Assets for the Period (in thousands)	$276,566	$217,482	$175,856	$143,875	$78,346
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.44%	1.42%	1.43%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.44%	1.42%	1.43%	1.43%
Ratio of Net Investment Income/(Loss)	(0.58)%	(0.47)%	(0.72)%	(0.70)%	(0.27)%
Portfolio Turnover Rate	30%	22%	27%	30%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.61	$22.01	$23.19	$22.32	$17.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(1)	(0.05)(1)	(0.11)(1)	(0.10)(1)	0.03
Net realized and unrealized gain/(loss)	4.93	3.36	1.29	1.86	5.20
Total from Investment Operations	4.85	3.31	1.18	1.76	5.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.02)
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(0.65)	(1.71)	(2.36)	(0.89)	(0.87)
Net Asset Value, End of Period	$27.81	$23.61	$22.01	$23.19	$22.32
Total Return*	21.05%	15.82%	4.81%	8.02%	30.37%
Net Assets, End of Period (in thousands)	$498,839	$394,708	$336,526	$336,292	$294,312
Average Net Assets for the Period (in thousands)	$435,784	$360,952	$363,204	$327,838	$211,261
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.18%	1.17%	1.18%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.18%	1.17%	1.18%	1.18%
Ratio of Net Investment Income/(Loss)	(0.33)%	(0.21)%	(0.45)%	(0.45)%	0.01%
Portfolio Turnover Rate	30%	22%	27%	30%	39%

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$24.05	$22.36	$23.47	$22.52	$18.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	0.01(1)	(0.05)(1)	(0.05)(1)	0.05
Net realized and unrealized gain/(loss)	5.03	3.41	1.31	1.89	5.27
Total from Investment Operations	5.01	3.42	1.26	1.84	5.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.02)	(0.01)	—	(0.04)
Distributions (from capital gains)	(0.65)	(1.71)	(2.36)	(0.89)	(0.85)
Total Dividends and Distributions	(0.67)	(1.73)	(2.37)	(0.89)	(0.89)
Net Asset Value, End of Period	$28.39	$24.05	$22.36	$23.47	$22.52
Total Return*	21.34%	16.09%	5.12%	8.31%	30.66%
Net Assets, End of Period (in thousands)	$2,784,374	$2,563,055	$2,420,726	$2,136,397	$2,138,223
Average Net Assets for the Period (in thousands)	$2,611,122	$2,445,216	$2,537,954	$2,240,693	$1,744,940
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	0.92%	0.93%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	0.91%	0.92%	0.92%
Ratio of Net Investment Income/(Loss)	(0.07)%	0.04%	(0.20)%	(0.20)%	0.31%
Portfolio Turnover Rate	30%	22%	27%	30%	39%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Triton Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Triton Fund (formerly named Janus Triton Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

26	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Notes to Financial Statements

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Janus Investment Fund	27

Janus Henderson Triton Fund

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

28	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Notes to Financial Statements

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Janus Investment Fund	29

Janus Henderson Triton Fund

Notes to Financial Statements

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

30	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	31

Janus Henderson Triton Fund

Notes to Financial Statements

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$101,791	$—	$—	$101,791
Citibank NA	202,998	—	—	202,998
Deutsche Bank AG	165,970,845	—	(165,970,845)	—
HSBC Securities (USA), Inc.	4,557	—	—	4,557

Total	$166,280,191	$—	$(165,970,845)	$309,346
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends

32	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Notes to Financial Statements

to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned

Janus Investment Fund	33

Janus Henderson Triton Fund

Notes to Financial Statements

securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $165,970,845 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2017 is $170,570,039, resulting in the net amount due to the counterparty of $4,599,194.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R

34	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Notes to Financial Statements

Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds

Janus Investment Fund	35

Janus Henderson Triton Fund

Notes to Financial Statements

from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $12,205.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class A Shares paid CDSCs of $122 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $4,423.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $20,590,602 in purchases and $14,908,884 in sales, resulting in a net realized loss of $4,765,078. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, tax equalization and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

36	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Notes to Financial Statements

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 11,585,098	$ 336,496,169	$ -	$ -	$ -	$ (144,487)	$2,829,922,697

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,281,900,106	$3,004,465,286	$(174,542,589)	$ 2,829,922,697

Information on the tax components of derivatives as of September 30, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 309,346	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 7,656,263	$ 195,836,259	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 497,792,034	$ -	$ (9,222,159)

Janus Investment Fund	37

Janus Henderson Triton Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 28,575,348	$ 16,835,230	$ (45,410,578)

Capital has been adjusted by $28,575,348, including $27,039,391 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

38	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	6,877,855	$ 171,026,478	6,165,374	$137,124,936
Reinvested dividends and distributions	512,002	12,134,445	1,672,640	36,262,826
Shares repurchased	(14,466,138)	(360,739,783)	(9,177,896)	(202,746,425)
Net Increase/(Decrease)	(7,076,281)	$(177,578,860)	(1,339,882)	$ (29,358,663)
Class C Shares:
Shares sold	586,469	$ 13,721,350	918,457	$ 19,179,471
Reinvested dividends and distributions	240,107	5,354,381	755,181	15,526,523
Shares repurchased	(2,781,859)	(65,337,752)	(2,649,915)	(55,313,984)
Net Increase/(Decrease)	(1,955,283)	$ (46,262,021)	(976,277)	$ (20,607,990)
Class D Shares:
Shares sold	3,278,221	$ 82,586,301	2,711,936	$ 60,474,478
Reinvested dividends and distributions	1,061,479	25,560,423	2,915,425	64,081,035
Shares repurchased	(4,905,936)	(124,394,134)	(4,903,861)	(109,169,959)
Net Increase/(Decrease)	(566,236)	$ (16,247,410)	723,500	$ 15,385,554
Class I Shares:
Shares sold	24,657,397	$ 629,772,617	14,492,220	$326,173,279
Reinvested dividends and distributions	1,473,250	35,682,129	3,901,628	86,186,971
Shares repurchased	(17,105,693)	(438,623,045)	(16,563,610)	(368,999,403)
Net Increase/(Decrease)	9,024,954	$ 226,831,701	1,830,238	$ 43,360,847
Class N Shares:
Shares sold	30,177,259	$ 782,224,661	15,229,377	$348,594,112
Reinvested dividends and distributions	1,081,706	26,242,183	2,034,714	45,028,228
Shares repurchased	(9,277,897)	(239,249,758)	(5,400,994)	(123,104,214)
Net Increase/(Decrease)	21,981,068	$ 569,217,086	11,863,097	$270,518,126
Class R Shares:
Shares sold	4,316,448	$ 105,200,322	4,619,195	$100,056,157
Reinvested dividends and distributions	253,943	5,883,861	614,493	13,064,112
Shares repurchased	(3,750,970)	(91,662,786)	(3,077,496)	(66,976,484)
Net Increase/(Decrease)	819,421	$ 19,421,397	2,156,192	$ 46,143,785
Class S Shares:
Shares sold	5,716,827	$ 142,007,975	5,999,306	$132,069,828
Reinvested dividends and distributions	464,324	10,920,900	1,205,995	25,953,006
Shares repurchased	(4,960,003)	(122,698,216)	(5,774,736)	(127,034,068)
Net Increase/(Decrease)	1,221,148	$ 30,230,659	1,430,565	$ 30,988,766
Class T Shares:
Shares sold	13,808,841	$ 348,086,240	15,828,934	$352,399,371
Reinvested dividends and distributions	2,890,546	69,257,477	8,299,160	181,585,613
Shares repurchased	(25,201,094)	(635,724,043)	(25,823,562)	(575,170,661)
Net Increase/(Decrease)	(8,501,707)	$(218,380,326)	(1,695,468)	$ (41,185,677)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,265,021,897	$2,220,381,640	$ -	$ -

Janus Investment Fund	39

Janus Henderson Triton Fund

Notes to Financial Statements

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the Merger.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Triton Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Triton Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Triton Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	57

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

58	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	59

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

60	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	61

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

62	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	63

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

64	SEPTEMBER 30, 2017

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

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Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

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Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
7,310,638,309.924	2,766,276,035.618	109,658,549.329	144,309,704.661	1,020,383,996.770	4,040,628,286.377

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
37.839	1.500	1.974	13.958	55.271	68.462	2.714	3.571	25.253	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
7,310,638,309.924	2,615,353,856.543	228,582,891.831	176,307,286.287	1,020,384,251.717	4,040,628,286.377

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
35.775	3.127	2.412	13.958	55.271	64.726	5.657	4.363	25.253	100.000

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Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$222,875,650
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund	5/13-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Triton Fund	7/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013- 2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93054 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson U.S. Growth Opportunities Fund (formerly named Henderson US Growth Opportunities Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Growth Opportunities Fund

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

FUND SNAPSHOT

The U.S. Growth Opportunities Fund is an actively managed U.S. growth strategy that engages in fundamental analysis to identify high-quality companies with strong growth characteristics. The strategy seeks long-term capital appreciation by investing in a blend of small, medium and large capitalization stocks.

Kristi Guay co-portfolio manager	Derek J. Pawlak co-portfolio manager	W. Scott Priebe co-portfolio manager

PERFORMANCE

The Janus Henderson U.S. Growth Opportunities Fund (Class I Shares) generated a return of 1.95% over the 2-month period from August 1, 2017, to September 30, 2017. The Fund’s benchmark, the Russell 3000 Growth Index, returned 3.33%.

INVESTMENT ENVIRONMENT

Global equity markets continued to perform well on the back of a strengthening global economy and improving consumer sentiment. Lower-quality companies generally outperformed higher-quality companies (based on ratings from Standard & Poor's and Bank of America Merrill Lynch), as the summer was characterized by low volume and markets which are more influenced by macro events rather than company fundamentals. Also illustrating a bias for low quality was the outperformance of high volatility companies.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark over the reporting period. The underperformance can be attributed primarily to poor stock selection in the industrials and consumer staples sectors.

Within the industrials sector the weakness was the result of being underexposed to some of the more cyclical industries such as aerospace, railroads and truckers. The greatest detractor within the sector was Acuity Brands, which was down over 15% during the period. The stock was weak following disappointing reports from other lighting companies, such as Phillips and Cooper, as well as weak construction data. While pricing remains stable, reports suggest that the lighting market remains relatively subdued as weakness in smaller projects continues. While the near-term trends may be choppy, Acuity offers an attractive long-term growth company with secular demand drivers.

Health care company Cantel Medical Corp. was the greatest contributor to performance as its stock price increased significantly over the period. The company delivered record sales and strong earnings performance as a result of organic growth in their Endoscopy segment and their acquisition of BHT Group.

OUTLOOK

The expectation for tighter monetary policy in the U.S. seemed to diminish as inflation data came in weaker than expected and various Federal Reserve (Fed) governors seemed to be taking a more dovish tone. During September this changed with stronger inflation data and the Fed unveiling a plan to shrink the balance sheet and inferring a faster pace of rate increases. This more hawkish approach benefited higher quality companies toward the end of the quarter and should be beneficial for Geneva’s style of investing into next year. Also impacting the near-term outlook are the prospects for tax legislation. At this juncture it is too early to tell if the Republican proposal has the ability to attract enough votes but President Trump seems to be taking a different approach than he did on health care and investors are beginning to acknowledge the chance that something gets passed this year. If that’s the case and Congress is able to meaningfully lower the corporate rate and reduce complexity in the tax code, then U.S. equity markets should rally and it would be especially meaningful to those companies who pay high marginal rates, namely small and mid-cap companies.

Thank you for your investment in Janus Henderson U.S. Growth Opportunities Fund.

Janus Investment Fund	1

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Cantel Medical Corp	0.68%	JM Smucker Co	-0.31%
	Microchip Technology Inc	0.44%	Henry Schein Inc	-0.31%
	Bank of the Ozarks Inc	0.32%	Acuity Brands Inc	-0.31%
	Red Hat Inc	0.32%	Ultimate Software Group Inc	-0.30%
	Amphenol Corp	0.30%	Walt Disney Co	-0.30%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	0.18%	16.38%	14.52%
	Financials	0.15%	6.30%	3.54%
	Consumer Discretionary	0.05%	15.96%	17.67%
	Real Estate	0.05%	0.00%	2.70%
	Telecommunication Services	0.01%	0.00%	1.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-0.79%	11.75%	12.64%
	Consumber Staples	-0.29%	7.70%	6.63%
	Information Technology	-0.20%	34.90%	36.57%
	Materials	-0.18%	2.91%	3.84%
	Other**	-0.12%	4.10%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Fiserv Inc
Information Technology Services	4.2%
Microchip Technology Inc
Semiconductor & Semiconductor Equipment	3.9%
Visa Inc
Information Technology Services	3.8%
Adobe Systems Inc
Software	3.7%
Raymond James Financial Inc
Capital Markets	3.6%
19.2%

Asset Allocation - (% of Net Assets)
Common Stocks	96.4%
Investment Companies	3.8%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of July 31, 2017

Janus Investment Fund	3

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

			Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017			per the June 5, 2017 prospectuses
	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	14.10%	8.22%	2.96%	1.17%
Class A Shares at MOP	7.51%	5.94%
Class C Shares at NAV	13.17%	7.41%	3.78%	1.92%
Class C Shares at CDSC	12.17%	7.41%
Class D Shares(1)	13.16%	6.84%	2.74%	0.96%
Class I Shares	14.22%	8.44%	2.30%	0.82%
Class N Shares	13.93%	7.73%	2.73%	0.83%
Class S Shares	12.77%	6.48%	3.07%	1.31%
Class T Shares	13.02%	6.74%	2.82%	1.06%
Russell 3000 Growth Index	21.87%	11.64%
Morningstar Quartile - Class I Shares	4th	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	1,378/1,465	1,022/1,414

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through at least February 1, 2019.

4	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

The expense ratios shown are estimated.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Geneva Capital Management. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 18, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015.

Performance of Class A Shares shown for periods prior to June 5, 2017 reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017 reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017 reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017 reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Predecessor Fund’s inception date – December 18, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (8/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (8/1/17 - 9/30/17)*	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (8/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,019.60	$1.99	$1,000.00	$1,019.15	$5.97	1.18%
Class C Shares	$1,000.00	$1,018.40	$3.31	$1,000.00	$1,015.24	$9.90	1.96%
Class D Shares	$1,000.00	$1,020.30	$1.60	$1,000.00	$1,020.31	$4.81	0.95%
Class I Shares	$1,000.00	$1,019.50	$1.72	$1,000.00	$1,019.95	$5.17	1.02%
Class N Shares	$1,000.00	$1,020.40	$1.65	$1,000.00	$1,020.16	$4.96	0.98%
Class S Shares	$1,000.00	$1,019.50	$1.96	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,020.30	$1.55	$1,000.00	$1,020.46	$4.66	0.92%
*

Actual Expenses Paid During Period reflect the stub period from August 1, 2017 to September 30, 2017 (stub period reflects the change in fiscal year end from July 31 to September 30) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 61/365 (to reflect the stub period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 96.4%
Banks – 3.1%
Bank of the Ozarks Inc	5,362	$257,644
Biotechnology – 3.0%
Celgene Corp*	1,716	250,227
Capital Markets – 3.6%
Raymond James Financial Inc	3,514	296,336
Chemicals – 2.8%
Ecolab Inc	1,809	232,655
Electrical Equipment – 1.6%
Acuity Brands Inc	792	135,654
Electronic Equipment, Instruments & Components – 3.0%
Amphenol Corp	2,954	250,026
Food & Staples Retailing – 5.4%
Costco Wholesale Corp	1,371	225,242
Walgreens Boots Alliance Inc	2,877	222,162
		447,404
Food Products – 2.0%
JM Smucker Co	1,571	164,845
Health Care Equipment & Supplies – 5.8%
Cantel Medical Corp	2,935	276,389
Danaher Corp	2,407	206,472
		482,861
Health Care Providers & Services – 2.7%
Henry Schein Inc*	2,730	223,833
Hotels, Restaurants & Leisure – 3.0%
Starbucks Corp	4,544	244,058
Information Technology Services – 8.0%
Fiserv Inc*	2,697	347,804
Visa Inc	2,999	315,615
		663,419
Internet Software & Services – 4.6%
Alphabet Inc - Class A*	180	175,270
CoStar Group Inc*	779	208,967
		384,237
Life Sciences Tools & Services – 5.1%
Bio-Techne Corp	1,776	214,701
Thermo Fisher Scientific Inc	1,076	203,579
		418,280
Machinery – 10.2%
Fortive Corp	3,212	227,377
IDEX Corp	1,847	224,355
Middleby Corp*	1,686	216,095
Snap-on Inc	1,191	177,471
		845,298
Media – 2.5%
Walt Disney Co	2,111	208,081
Semiconductor & Semiconductor Equipment – 3.9%
Microchip Technology Inc	3,547	318,450
Software – 15.5%
Adobe Systems Inc*	2,066	308,206
Intuit Inc	1,892	268,929
Red Hat Inc*	2,188	242,562
salesforce.com Inc*	1,879	175,536
Tyler Technologies Inc*	940	163,861
Ultimate Software Group Inc*	682	129,307
		1,288,401
Specialty Retail – 7.8%
Lowe's Cos Inc	2,149	171,791
TJX Cos Inc	3,450	254,368
Tractor Supply Co	1,577	99,808

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Specialty Retail – (continued)
Ulta Beauty Inc*	534	$120,716
		646,683
Textiles, Apparel & Luxury Goods – 2.8%
VF Corp	3,682	234,065
Total Common Stocks (cost $6,333,852)		7,992,457
Investment Companies – 3.8%
Money Markets – 3.8%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $315,494)	315,494	315,494
Total Investments (total cost $6,649,346) – 100.2%		8,307,951
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(15,412)
Net Assets – 100%		$8,292,539

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Schedule of Investments and Other Information

Russell 3000® Growth Index	Russell 3000® Growth Index reflects the performance of U.S. equities with higher price-to-book ratios and higher forecasted growth values.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$7,992,457	$-	$-
Investment Companies	315,494	-	-
Total Assets	$8,307,951	$-	$-

Janus Investment Fund	9

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments, at value(1)	8,307,951
Cash	6
Non-interested Trustees' deferred compensation	153
Receivables:
Due from adviser	7,771
Dividends	2,502
Fund shares sold	50
Other assets	367
Total Assets	8,318,800
Liabilities:
Payables:	—
Registration fees	7,449
Advisory fees	5,215
Custodian fees	1,799
Transfer agent fees and expenses	1,079
12b-1 Distribution and shareholder servicing fees	607
Non-interested Trustees' deferred compensation fees	153
Non-interested Trustees' fees and expenses	79
Fund administration fees	54
Accrued expenses and other payables	9,826
Total Liabilities	26,261
Net Assets	$8,292,539

See Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,565,536
Undistributed net investment income/(loss)	(153)
Undistributed net realized gain/(loss) from investments	68,550
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	1,658,606
Total Net Assets	$8,292,539
Net Assets - Class A Shares	$2,078,555
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	166,843
Net Asset Value Per Share(2)	$12.46
Maximum Offering Price Per Share(3)	$13.22
Net Assets - Class C Shares	$186,645
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,300
Net Asset Value Per Share(2)	$12.20
Net Assets - Class D Shares	$5,817,541
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	463,698
Net Asset Value Per Share	$12.55
Net Assets - Class I Shares	$54,797
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,373
Net Asset Value Per Share	$12.53
Net Assets - Class N Shares	$51,013
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,079
Net Asset Value Per Share	$12.51
Net Assets - Class S Shares	$50,701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,046
Net Asset Value Per Share	$12.53
Net Assets - Class T Shares	$53,287
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,249
Net Asset Value Per Share	$12.54

(1) Includes cost of $6,649,346.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Growth Opportunities Fund

Statements of Operations

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)
Investment Income:
Dividends	$12,916	$85,657
Other income	527	404
Total Investment Income	13,443	86,061
Expenses:
Advisory fees	10,225	66,045
12b-1Distribution and shareholder servicing fees:
Class A Shares	873	6,347
Class C Shares	312	1,959
Class S Shares	21	19
Transfer agent administrative fees and expenses:
Class D Shares	1,142	1,162
Class S Shares	21	19
Class T Shares	22	19
Transfer agent networking and omnibus fees:
Class A Shares	285	2,109
Class C Shares	29	104
Other transfer agent fees and expenses:
Class A Shares	98	556
Class C Shares	10	84
Class D Shares	139	—
Class I Shares	12	37
Class N Shares	13	1,104
Registration fees	9,301	44,699
Professional fees	—	35,806
Fund administration fees	107	1,924
Shareholder reports expense	—	1,175
Custodian fees	—	6,560
Non-interested Trustees’ fees and expenses	—	322
Accounting systems fee	1,794	9,921
Other expenses	3	610
Total Expenses	24,407	180,581
Less: Excess Expense Reimbursement and Waivers	(10,551)	(89,151)
Net Expenses	13,856	91,430
Net Investment Income/(Loss)	(413)	(5,369)
Net Realized Gain/(Loss) on Investments:
Investments	54,434	170,304
Total Net Realized Gain/(Loss) on Investments	54,434	170,304
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	110,760	656,417
Total Change in Unrealized Net Appreciation/Depreciation	110,760	656,417
Net Increase/(Decrease) in Net Assets Resulting from Operations	$164,781	$821,352

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

See Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Statements of Changes in Net Assets

	Period ended September 30, 2017(1)	Year ended July 31, 2017(2)	Year ended July 31, 2016(3)(4)

Operations:
Net investment income/(loss)	$(413)	$(5,369)	$(16,323)
Net realized gain/(loss) on investments	54,434	170,304	(128,780)
Change in unrealized net appreciation/depreciation	110,760	656,417	167,423
Net Increase/(Decrease) in Net Assets Resulting from Operations	164,781	821,352	22,320
Capital Share Transactions:
Class A Shares	(47,763)	(880,592)	1,105,303
Class C Shares	(15,705)	5,802	161,978
Class D Shares	242,284	5,473,224	N/A
Class I Shares	33,603	(174,694)	(5,542,046)
Class N Shares	85	(6,316,723)	5,739,011
Class S Shares	—	50,010	N/A
Class T Shares	2,500	50,010	N/A
Net Increase/(Decrease) from Capital Share Transactions	215,004	(1,792,963)	1,464,246
Net Increase/(Decrease) in Net Assets	379,785	(971,611)	1,486,566
Net Assets:
Beginning of period	7,912,754	8,884,365	7,397,799
End of period	$8,292,539	$7,912,754	$8,884,365

Undistributed Net Investment Income/(Loss)	$(153)	$(141)	$(12,289)

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

(3) Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

(4) Certain prior year amounts have been reclassified to conform to the current year presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current year presentation.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended September 30, 2017 and the year or period ended July 31	2017(1)	2017	2016		2015(2)
Net Asset Value, Beginning of Period	$12.22	$11.14	$11.19		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	—(4)	(0.02)	(0.04)		(0.03)
Net realized and unrealized gain/(loss)	0.24	1.10	(0.01)(5)		1.22
Total from Investment Operations	0.24	1.08	(0.05)		1.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—
Distributions (from capital gains)	—	—	—		—
Total Dividends and Distributions	—	—	—		—
Net Asset Value, End of Period	$12.46	$12.22	$11.14		$11.19
Total Return*	1.96%	9.69%	(0.45)%		11.90%
Net Assets, End of Period (in thousands)	$2,079	$2,086	$2,750		$1,617
Average Net Assets for the Period (in thousands)	$2,056	$2,539	$2,227		$881
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	2.25%	2.53%(6)		3.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.19%	1.20%		1.20%
Ratio of Net Investment Income/(Loss)	(0.17)%	(0.21)%	(0.38)%		(0.46)%
Portfolio Turnover Rate	2%	27%	8%		12%
				1

Class C Shares
For a share outstanding during the period ended September 30, 2017 and the year or period ended July 31	2017(1)	2017	2016	2015(2)
Net Asset Value, Beginning of Period	$11.98	$11.01	$11.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	(0.02)	(0.11)	(0.13)	(0.07)
Net realized and unrealized gain/(loss)	0.24	1.08	—(4)	1.21
Total from Investment Operations	0.22	0.97	(0.13)	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	—	—	—	—
Net Asset Value, End of Period	$12.20	$11.98	$11.01	$11.14
Total Return*	1.84%	8.81%	(1.17)%	11.40%
Net Assets, End of Period (in thousands)	$187	$199	$176	$11
Average Net Assets for the Period (in thousands)	$183	$196	$102	$11
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.73%	2.99%	3.20%(6)	4.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.96%	1.94%	1.95%	1.95%
Ratio of Net Investment Income/(Loss)	(0.96)%	(0.98)%	(1.19)%	(1.00)%
Portfolio Turnover Rate	2%	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 18, 2014 (inception date) through July 31, 2015.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Less than $0.005 on a per share basis.

(5) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(6) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.30	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	—(4)	—(4)
Net realized and unrealized gain/(loss)	0.25	(0.05)(5)
Total from Investment Operations	0.25	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$12.55	$12.30
Total Return*	2.03%	(0.40)%
Net Assets, End of Period (in thousands)	$5,818	$5,459
Average Net Assets for the Period (in thousands)	$5,597	$6,202
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.92%
Ratio of Net Investment Income/(Loss)	0.05%	(0.15)%
Portfolio Turnover Rate	2%	27%

Class I Shares
For a share outstanding during the period ended September 30, 2017 and the year or period ended July 31	2017(1)	2017	2016	2015(6)
Net Asset Value, Beginning of Period	$12.29	$11.19	$11.21	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	—(4)	0.01	—(4)	—(4)
Net realized and unrealized gain/(loss)	0.24	1.09	(0.02)(5)	1.21
Total from Investment Operations	0.24	1.10	(0.02)	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	—	—	—	—
Net Asset Value, End of Period	$12.53	$12.29	$11.19	$11.21
Total Return*	1.95%	9.83%	(0.18)%	12.10%
Net Assets, End of Period (in thousands)	$55	$20	$180	$5,770
Average Net Assets for the Period (in thousands)	$35	$153	$1,982	$5,376
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	1.93%	2.47%(7)	3.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	(0.09)%	0.05%	(0.02)%	0.01%
Portfolio Turnover Rate	2%	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Less than $0.005 on a per share basis.

(5) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(6) Period from December 18, 2014 (inception date) through July 31, 2015.

(7) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended September 30, 2017 and the year or period ended July 31	2017(1)	2017	2016(2)
Net Asset Value, Beginning of Period	$12.26	$11.19	$11.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	—(4)	0.01	(0.01)
Net realized and unrealized gain/(loss)	0.25	1.06	0.09
Total from Investment Operations	0.25	1.07	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.51	$12.26	$11.19
Total Return*	2.04%	9.56%	0.72%
Net Assets, End of Period (in thousands)	$51	$50	$5,778
Average Net Assets for the Period (in thousands)	$50	$4,935	$5,505
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.96%	2.06%(5)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.95%	0.95%
Ratio of Net Investment Income/(Loss)	0.03%	0.07%	(0.17)%
Portfolio Turnover Rate	2%	27%	8%

Class S Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(6)
Net Asset Value, Beginning of Period	$12.29	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	—(4)	(0.01)
Net realized and unrealized gain/(loss)	0.24	(0.05)(7)
Total from Investment Operations	0.24	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$12.53	$12.29
Total Return*	1.95%	(0.49)%
Net Assets, End of Period (in thousands)	$51	$50
Average Net Assets for the Period (in thousands)	$50	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.12%	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.31%
Ratio of Net Investment Income/(Loss)	(0.16)%	(0.57)%
Portfolio Turnover Rate	2%	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from November 30, 2015 (inception date) through July 31, 2016.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Less than $0.005 on a per share basis.

(5) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(6) Period from June 5, 2017 (inception date) through July 31, 2017.

(7) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

16	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended September 30, 2017 and the period ended July 31, 2017	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.29	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	—(4)	(0.01)
Net realized and unrealized gain/(loss)	0.25	(0.05)(5)
Total from Investment Operations	0.25	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$12.54	$12.29
Total Return*	2.03%	(0.49)%
Net Assets, End of Period (in thousands)	$53	$50
Average Net Assets for the Period (in thousands)	$52	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.87%	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	1.06%
Ratio of Net Investment Income/(Loss)	0.09%	(0.33)%
Portfolio Turnover Rate	2%	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Less than $0.005 on a per share basis.

(5) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Growth Opportunities Fund (formerly named Henderson US Growth Opportunities Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust. Certain prior year amounts have been reclassified to conform to the current period presentation. Presentation of certain financial statement line item descriptions have been changed to conform to the current period presentation.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

18	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	19

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that

20	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or

Janus Investment Fund	21

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.70
Above $2 Billion	0.65

Prior to the Reorganization, the Fund paid Henderson Global Investors (North America) Inc. (“HGINA”), the Predecessor Fund’s investment advisor. The following table reflects the Predecessor Fund’s investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.70
Above $2 Billion	0.65

Geneva Capital Management (“Geneva”) serves as subadviser to the Fund. As subadviser, Geneva provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. Geneva is an affiliate of Janus Capital through a common parent company.

Janus Capital pays Geneva a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged Geneva to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares) such as transfer agency fees (including out-of-pocket costs), administrative services fees, and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2019. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For the year ended July 31, 2016 and the period prior to the Reorganization, HGINA agreed to waive or limit its management fee and, if necessary, to reimburse expenses of the Predecessor Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets was 1.20%, 1.95%, 0.95%, and 0.95% for Class A, Class C, Class I, and Class R6, respectively.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is

22	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Prior to the Reorganization, shares of the Predecessor Fund were often purchased through financial intermediaries who were agents of the Predecessor Fund for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Predecessor Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Predecessor Fund reimbursed HGINA for such fees within limits specified by the Predecessor Fund’s Board of Trustees. The fees were incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Transfer agent networking and omnibus fees” on the Statements of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are

Janus Investment Fund	23

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Prior to the Reorganization, the Predecessor Fund’s Trust adopted a distribution plan for Class A and Class C shares of the Predecessor Fund in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Predecessor Fund paid the distributor an annual fee of 0.25% of the average daily net assets attributable to Class A shares, an annual fee of 1.00% of the average daily net assets attributable to Class C shares. The 12b-1 Plan was used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Predecessor Fund and their shareholders.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Fund. Some expenses related to compensation payable to the Janus Henderson funds’ Chief Compliance Officer and compliance staff are shared with the Fund. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the period ended September 30, 2017.

Prior to the Reorganization, certain officers and trustees of the Predecessor Fund’s Trust were also officers of HGINA. None of the Predecessor Fund’s Trust’s officers, other than the Chief Compliance Officer, were compensated by the Predecessor Fund’s Trust. The Predecessor Fund’s Trust made no direct payments to the trustees affiliated with HGINA. Fees paid to trustees are reflected as “Non-interested Trustees’ fees and expenses” on the Statements of Operations. The Predecessor Fund paid part of the full compensation paid to the Predecessor Fund’s Chief

24	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Compliance Officer. This compensation, together with other compliance-related costs, is reflected as “Other expenses” in the Statements of Operations.

Prior to the Reorganization, State Street served as the administrator for the Predecessor Fund. As compensation for the administrative services provided by State Street, the Predecessor Fund paid State Street an annual administration fee based upon a percentage of the average net assets of the Predecessor Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended September 30, 2017.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended September 30, 2017.

As of September 30, 2017, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	1		1
Class I Shares	56		-*
Class N Shares	100		1
Class S Shares	100		1
Class T Shares	95		1

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Janus Investment Fund	25

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 69,456	$ -	$ -	$ -	$ (152)	$ 1,657,699

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,650,252	$ 1,731,932	$ (74,233)	$ 1,657,699

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ (184)

For the year ended July 31, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ (22,019)

For the year ended July 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ -

26	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ (184)	$ 401	$ (217)

5. Capital Share Transactions

	Period ended September 30, 2017(1)		Year ended July 31, 2017(2)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	-	$ -	18,942	$ 213,636
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(3,885)	(47,763)	(95,096)	(1,094,228)
Net Increase/(Decrease)	(3,885)	$ (47,763)	(76,154)	$ (880,592)
Class C Shares:
Shares sold	-	$ -	6,045	$ 66,766
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(1,312)	(15,705)	(5,463)	(60,964)
Net Increase/(Decrease)	(1,312)	$ (15,705)	582	$ 5,802
Class D Shares:
Shares sold	22,583	$276,569	563,865	$ 6,957,625
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(2,750)	(34,285)	(120,000)	(1,484,401)
Net Increase/(Decrease)	19,833	$242,284	443,865	$ 5,473,224
Class I Shares:
Shares sold	4,372	$ 53,727	2,676	$ 28,821
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(1,633)	(20,124)	(17,137)	(203,515)
Net Increase/(Decrease)	2,739	$ 33,603	(14,461)	$ (174,694)
Class N Shares:
Shares sold	7	$ 85	6,195	$ 74,780
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	(518,574)	(6,391,503)
Net Increase/(Decrease)	7	$ 85	(512,379)	$(6,316,723)
Class S Shares:
Shares sold	-	$ -	4,046	$ 50,010
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	-	$ -	4,046	$ 50,010
Class T Shares:
Shares sold	203	$ 2,500	4,046	$ 50,010
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	203	$ 2,500	4,046	$ 50,010
(1)	Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from June 5, 2017 (inception date) through July 31, 2017 for Class D Shares, Class S Shares and Class T Shares.

Janus Investment Fund	27

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

Year ended July 31, 2016(1)	Shares	Amount

Class A Shares:
Shares sold	108,669	$ 1,174,521
Reinvested dividends and distributions	-	-
Shares repurchased	(6,277)	(69,218)
Net Increase/(Decrease)	102,392	$ 1,105,303
Class C Shares:
Shares sold	16,029	$ 172,338
Reinvested dividends and distributions	-	-
Shares repurchased	(1,000)	(10,360)
Net Increase/(Decrease)	15,029	$ 161,978
Class I Shares:
Shares sold	15,054	$ 166,256
Reinvested dividends and distributions	-	-
Shares repurchased	(513,742)	(5,708,302)
Net Increase/(Decrease)	(498,688)	$(5,542,046)
Class N Shares:
Shares sold	517,889	$ 5,754,182
Reinvested dividends and distributions	-	-
Shares repurchased	(1,438)	(15,171)
Net Increase/(Decrease)	516,451	$ 5,739,011
(1)	Period from November 30, 2015 (inception date) through July 31, 2016 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 346,108	$ 128,117	$ -	$ -

For the year ended July 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,273,977	$ 4,164,177	$ -	$ -

7. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim

28	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements

periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Janus Henderson U.S. Growth Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson U.S. Growth Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson U.S. Growth Opportunities Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2017 through September 30, 2017 and for the year ended July 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended July 31, 2016, and the financial highlights for each of the periods ended on or prior to July 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 23, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Denver, Colorado

November 16, 2017

30	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

Janus Investment Fund	31

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

32	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

34	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

Janus Investment Fund	35

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

36	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

Janus Investment Fund	39

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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Additional Information (unaudited)

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

48	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

Janus Investment Fund	49

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

50	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	51

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

52	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	53

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

54	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	55

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

56	SEPTEMBER 30, 2017

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	57

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson U.S. Growth Opportunities Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders[1] were held on April 6, 2017, and adjourned and reconvened on May 17, 2017 and May 25, 2017 (together, the "meeting"). At the meeting, the following matter was voted on and approved by shareholders. Each vote and fractional vote reported represents one whole or fractional share, respectively, held on the record date for the meeting. The results of the meeting are noted below.

Proposal

1. To approve an Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and all the liabilities of Henderson U.S. Growth Opportunities Fund into Janus Henderson U.S. Growth Opportunities Fund, a corresponding series of Janus Investment Fund, in exchange for shares of beneficial interest of Janus Henderson U.S. Growth Opportunities Fund.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
766,107.500	422,087.180	68.726	0.000	0.000	422,155.906

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
55.095	0.009	0.000	0.000	55.104	99.984	0.016	0.000	0.000	100.000

[1] Shareholders of Henderson Global Funds series portfolios.

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Janus Henderson U.S. Growth Opportunities Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended September 30, 2017:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

Janus Investment Fund	63

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

Janus Investment Fund	65

Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

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Janus Henderson U.S. Growth Opportunities Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Investment Fund	69

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93083 11-17

ANNUAL REPORT September 30, 2017

Janus Henderson Venture Fund (formerly named Janus Venture Fund)

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Venture Fund

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large, addressable markets that are poised for growth over a multiyear period.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE OVERVIEW

The Janus Henderson Venture Fund’s Class I Shares returned 18.25% over the one-year period ended September 30, 2017. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned 20.98%, and its secondary benchmark, the Russell 2000 Index, returned 20.74%.

INVESTMENT ENVIRONMENT

Small-cap stocks enjoyed sharp gains during the 12-month period. President Trump’s election win and the prospect of tax cuts and deregulation – both of which disproportionately benefit smaller U.S.-focused companies – drove the Russell 2000 Growth higher in the immediate months after the election. Excitement over those prospects also led to sharp flows into small-cap exchange traded funds, which tended to benefit lower quality stocks, as well as the smallest and least liquid constituents in the index. While small-caps continued to rally in the first and second quarters of 2017, the “Trump trade” dissipated and company-specific fundamentals began to drive stock performance again. Euphoria around small-cap stocks returned toward the end of the third quarter, as Republicans’ proposed tax overhaul again encouraged strong flows into passive small-cap investment vehicles, which had a similar effect to the November Trump trade.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the Russell 2000 Growth Index, and also its secondary benchmark, the Russell 2000 Index. We lost ground to the benchmark in the months right after the presidential election, and again after Republicans’ proposed tax overhaul in September 2017. Those periods experienced an indiscriminate rush of capital into passive small-cap products, which had an outsized effect on the smaller companies in the index and those with lower earnings power, which are stocks we typically avoid.

Our focus is on companies that have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital or demonstrate a proven ability to expand profit margins. These companies are often larger stocks in the index, and did not benefit as much from the rush into passive products at the beginning and end of the period as their smaller, less liquid counterparts. Despite the temporary setback, we believe our focus on higher quality companies is the best approach to small-cap investing. We believe the durability of these businesses can help them continue to grow earnings even in weak economic environments and can help our Fund outperform the benchmark over full market cycles.

While the market environment during the beginning and end of the 12-month period was not supportive to our process, we also held a few stocks that admittedly disappointed during the period. Amplify Snack Brands was one of our largest detractors. The company owns a portfolio of snack brands, including SkinnyPop Popcorn. The stock was down after the company gave disappointing 2017 earnings guidance. The company missed an opportunity to widen its reach at retailers by missing a key window for placing new products such as microwavable Skinny Pop during the second half of 2016. Amplify ultimately got these placements, however, and we believe revenue will ramp up in the coming months. We like that some of its brands are experiencing a high growth rate relative to other consumer staples products, and like the runway for growth for SkinnyPop as it gets more shelf space in some stores. Amplify also made an ill-advised acquisition of Tyrrells, a UK-based snack food company which has struggled as retailers push private label offerings. We are hopeful that a reorganization of Tyrrells and cross-selling of Amplify and Tyrrell’s brands to the other’s geography will offset some of the domestic UK headwinds that Tyrrell’s is currently experiencing.

Sally Beauty Holdings also detracted from performance. Sluggish sales trends for the salon product retailer have

Janus Investment Fund	1

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

generally been a drag on the stock, and reinvestments in the company’s stores haven’t spurred as big an increase in same store sales as the market may have anticipated. We continue to like many aspects of the business, however. Sally Beauty has a broader selection and better quality beauty products than mass market retailers, but also sells its products at attractive price points below the highest end beauty product retailers. We also like that beauty and hair products are generally lower cost luxuries that are more economically resilient than other luxury products.

Endologix was another large detractor. The company announced a delay for its device that assists in surgeries of abdominal aortic aneurysms. The product delays have been disappointing, and we sold the stock during the period.

While these stocks detracted from our results, we were pleased by a number of other companies in the portfolio. Stock selection in the technology sector was a bright spot, as our holdings tied to the semiconductor industry performed particularly well. Cadence Design Systems was our largest contributor within the sector. A strong outlook for semiconductor research and development spending lifted the stock of the semiconductor equipment company. We continue to like Cadence’s competitive position as one of only two companies specializing in semiconductor design software, which has become increasingly important as semiconductors continue to grow more complex. We also believe Cadence is a good way to invest in the broad trend of semiconductor innovation. By selling design software to a wide variety of semiconductor companies, it benefits when any one of them develops an innovative product that experiences strong demand.

ON Semiconductor was another top contributor. The company produces semiconductors for a wide range of fast-growing industrial end markets, including power management and automobiles, where image sensors are becoming more prevalent. The stock was up after the company announced strong earnings results that demonstrated the strong synergies and costs savings ON can achieve from its recent acquisition of Fairchild. We continue to like the company’s growth potential, and also it’s potential to improve margins.

Outside the technology sector, HEICO was a top contributor. Stronger growth in the aerospace parts manufacturer’s aftermarket business has helped drive the stock, as have a few bolt-on acquisitions that were viewed favorably by the market. We continue to like the company. We believe HEICO’s aftermarket business provides a resilient, recurring revenue stream for the company. We also believe the technical expertise required to make its mission critical parts, as well as the FAA approval process required for each part, present a high barrier to entry for would-be competitors.

DERIVATIVES USED

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

We were surprised by the short-sighted nature of markets after the election and again in September after Republicans’ tax-cut proposal. In both of those instances, a rush of capital flowed into small-cap ETFs, lifting the lightest boats highest. Smaller companies in the index and companies we would generally view as lower quality rallied hardest, and that hurt our relative performance.

While we agree that items such as deregulation or tax reform would benefit small-cap companies, we also think the market has taken a knee-jerk reaction to the possibility of such events. Stalled progress on health care legislation is evidence that large-scale changes come slowly, if they come at all.

As the market comes to accept the slow, give-and-take process that occurs behind any large-scale legislative change, we believe it will favor our investment process. The companies we hold would of course benefit from tax cuts, but it wouldn’t be a primary driver of their earnings growth. These companies have slowly built competitive advantages around their business, or carved out resilient, and recurring, revenue streams by providing must-have products or services to their end markets. We believe the market will appreciate the durability of these business models again in the coming months.

As we look forward, however, valuations do give us pause. Lower quality stocks may have rallied at the beginning and end of the period, but stability was appreciated for much of the year and valuations for many of the high-quality companies we seek are also higher than long-term averages. This makes it more difficult to find new investment opportunities, but it doesn’t make it impossible. In the coming months we will spend our time focusing on finding those companies where the path to durable earnings growth is less understood, or where a temporary, idiosyncratic issue has weighed on the stock and

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Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

depressed its valuation. We look forward to the challenge of finding those stocks in the current environment.

Thank you for your continued investment in the Janus Henderson Venture Fund.

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Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2017

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	HEICO Corp	1.06%	Amplify Snack Brands Inc	-0.39%
	Cadence Design Systems Inc	1.00%	Sally Beauty Holdings Inc	-0.39%
	LendingTree Inc	0.88%	Endologix Inc	-0.37%
	Catalent Inc	0.79%	Biglari Holdings Inc	-0.35%
	ON Semiconductor Corp	0.75%	National CineMedia Inc	-0.34%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.30%	32.69%	24.96%
	Financials	0.83%	6.77%	5.60%
	Energy	0.45%	1.23%	1.21%
	Industrials	0.34%	14.85%	16.46%
	Utilities	0.00%	0.00%	0.80%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-2.30%	20.47%	22.48%
	Consumer Discretionary	-1.91%	11.68%	14.70%
	Other**	-0.58%	3.03%	0.00%
	Materials	-0.54%	4.40%	5.06%
	Consumer Staples	-0.39%	2.69%	2.93%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

September 30, 2017

5 Largest Equity Holdings - (% of Net Assets)
Broadridge Financial Solutions Inc
Information Technology Services	2.3%
HEICO Corp
Aerospace & Defense	2.3%
Cadence Design Systems Inc
Software	2.2%
SS&C Technologies Holdings Inc
Software	2.2%
Nice Ltd (ADR)
Software	2.1%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	97.5%
Investment Companies	4.5%
Rights	0.1%
Other	(2.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of September 30, 2017	As of September 30, 2016

Janus Investment Fund	5

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended September 30, 2017					per the January 27, 2017 prospectuses
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	17.93%	14.69%	8.25%	12.09%	1.04%
Class A Shares at MOP(1)	11.14%	13.34%	7.61%	11.88%
Class C Shares at NAV(1)	17.07%	13.90%	7.32%	11.34%	1.80%
Class C Shares at CDSC(1)	16.07%	13.90%	7.32%	11.34%
Class D Shares(1)	18.20%	14.99%	8.55%	12.29%	0.82%
Class I Shares(1)	18.25%	15.06%	8.47%	12.27%	0.77%
Class N Shares(1)	18.36%	15.15%	8.47%	12.27%	0.68%
Class S Shares(1)	17.77%	14.58%	8.10%	11.96%	1.19%
Class T Shares(1)	18.09%	14.87%	8.47%	12.27%	0.93%
Russell 2000 Growth Index	20.98%	14.28%	8.47%	8.34%
Russell 2000 Index	20.74%	13.79%	7.85%	9.92%
Morningstar Quartile - Class T Shares	3rd	1st	2nd	1st
Morningstar Ranking - based on total returns for Small Growth Funds	510/716	115/652	163/569	8/53

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

6	SEPTEMBER 30, 2017

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2017 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Beginning Account Value (4/1/17)	Ending Account Value (9/30/17)	Expenses Paid During Period (4/1/17 - 9/30/17)†	Net Annualized Expense Ratio (4/1/17 - 9/30/17)
Class A Shares	$1,000.00	$1,125.40	$5.49	$1,000.00	$1,019.90	$5.22	1.03%
Class C Shares	$1,000.00	$1,121.20	$9.36	$1,000.00	$1,016.24	$8.90	1.76%
Class D Shares	$1,000.00	$1,126.70	$4.27	$1,000.00	$1,021.06	$4.05	0.80%
Class I Shares	$1,000.00	$1,127.00	$4.00	$1,000.00	$1,021.31	$3.80	0.75%
Class N Shares	$1,000.00	$1,127.50	$3.57	$1,000.00	$1,021.71	$3.40	0.67%
Class S Shares	$1,000.00	$1,124.60	$6.18	$1,000.00	$1,019.25	$5.87	1.16%
Class T Shares	$1,000.00	$1,126.30	$4.80	$1,000.00	$1,020.56	$4.56	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – 97.5%
Aerospace & Defense – 2.3%
HEICO Corp	926,100	$70,568,820
Auto Components – 0.6%
Visteon Corp*	144,601	17,897,266
Banks – 0.7%
Texas Capital Bancshares Inc*	242,338	20,792,600
Biotechnology – 6.8%
ACADIA Pharmaceuticals Inc*	549,288	20,691,679
Bioverativ Inc*	85,975	4,906,593
DBV Technologies SA (ADR)*	438,385	18,605,059
Eagle Pharmaceuticals Inc/DE*	394,584	23,532,990
Heron Therapeutics Inc*	63,581	1,026,833
Insmed Inc*	553,277	17,267,775
Ironwood Pharmaceuticals Inc*	1,205,183	19,005,736
Knight Therapeutics Inc*	2,572,196	17,833,837
Ligand Pharmaceuticals Inc*	227,186	30,931,374
Neurocrine Biosciences Inc*	321,961	19,729,770
Puma Biotechnology Inc*	242,817	29,077,336
Spark Therapeutics Inc*	117,562	10,481,828
		213,090,810
Building Products – 2.1%
AO Smith Corp	501,727	29,817,636
CSW Industrials Inc*,£	823,850	36,537,747
		66,355,383
Capital Markets – 4.0%
Financial Engines Inc	747,416	25,972,706
LPL Financial Holdings Inc	832,857	42,950,435
MSCI Inc	369,508	43,195,485
WisdomTree Investments Inc#	1,242,069	12,644,262
		124,762,888
Chemicals – 3.4%
HB Fuller Co	373,720	21,698,183
Sensient Technologies Corp	700,673	53,895,767
Valvoline Inc	1,244,118	29,174,567
		104,768,517
Commercial Services & Supplies – 0.4%
SP Plus Corp*	316,513	12,502,263
Construction Materials – 0.9%
Summit Materials Inc	866,733	27,761,458
Consumer Finance – 0.6%
SLM Corp*	1,571,877	18,029,429
Containers & Packaging – 0.6%
Winpak Ltd	425,830	17,523,335
Diversified Consumer Services – 2.5%
K12 Inc*	678,175	12,098,642
ServiceMaster Global Holdings Inc*	1,412,007	65,983,087
		78,081,729
Diversified Financial Services – 1.1%
Cision Ltd*,#	2,016,811	26,258,879
Landcadia Holdings Inc*,#	785,350	8,434,659
		34,693,538
Electrical Equipment – 0.8%
EnerSys	372,615	25,773,780
Electronic Equipment, Instruments & Components – 4.5%
Belden Inc	705,632	56,824,545
CTS Corp£	1,532,027	36,921,851
National Instruments Corp	461,474	19,460,359
OSI Systems Inc*	296,659	27,105,733
		140,312,488

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 1.1%
Easterly Government Properties Inc	928,113	$19,184,096
Physicians Realty Trust	762,593	13,520,774
		32,704,870
Food & Staples Retailing – 0.5%
Casey's General Stores Inc	143,113	15,663,718
Food Products – 0.2%
Amplify Snack Brands Inc*,#	894,275	6,340,410
Health Care Equipment & Supplies – 6.1%
AngioDynamics Inc*	1,217,985	20,806,364
Atrion Corp	16,213	10,895,136
Globus Medical Inc*	609,647	18,118,709
ICU Medical Inc*	184,766	34,338,761
Insulet Corp*	446,478	24,592,008
STERIS PLC	667,024	58,964,922
Trinity Biotech PLC (ADR)*,#,£	1,223,052	6,861,322
Wright Medical Group NV*	668,362	17,290,525
		191,867,747
Health Care Providers & Services – 1.4%
Capital Senior Living Corp*	653,265	8,198,476
Diplomat Pharmacy Inc*	806,517	16,702,967
HealthEquity Inc*	399,816	20,222,693
		45,124,136
Health Care Technology – 1.4%
athenahealth Inc*	211,239	26,269,682
HealthStream Inc*	693,375	16,204,174
		42,473,856
Hotels, Restaurants & Leisure – 4.0%
Biglari Holdings Inc*,£	90,810	30,266,065
Cedar Fair LP	528,792	33,906,143
Domino's Pizza Group PLC	4,629,771	19,241,606
Dunkin' Brands Group Inc	531,678	28,221,468
Playa Hotels & Resorts NV*	1,118,118	11,661,971
		123,297,253
Information Technology Services – 6.5%
Broadridge Financial Solutions Inc†	883,555	71,408,915
Euronet Worldwide Inc*	656,862	62,263,949
MAXIMUS Inc	469,812	30,302,874
WEX Inc*,†	359,511	40,344,324
		204,320,062
Insurance – 0.7%
RLI Corp	381,686	21,893,509
Internet & Direct Marketing Retail – 0.5%
MakeMyTrip Ltd*	537,262	15,446,282
Internet Software & Services – 7.5%
Alarm.com Holdings Inc*	432,098	19,522,188
ChannelAdvisor Corp*	1,086,658	12,496,567
Cimpress NV*	273,215	26,682,177
CoStar Group Inc*	116,067	31,134,973
Envestnet Inc*	740,302	37,755,402
Instructure Inc*	611,630	20,275,534
j2 Global Inc	553,792	40,914,153
Trade Desk Inc*	378,914	23,307,000
Yext Inc*,#	59,259	786,960
Zillow Group Inc*	498,241	20,004,376
		232,879,330
Life Sciences Tools & Services – 1.5%
Bio-Techne Corp	218,228	26,381,583

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
NeoGenomics Inc*	1,951,845	$21,724,035
		48,105,618
Machinery – 6.2%
ITT Inc	695,764	30,801,472
Kennametal Inc	611,234	24,657,180
Kornit Digital Ltd*,#	474,306	7,256,882
Nordson Corp	237,747	28,173,019
Proto Labs Inc*	227,338	18,255,241
Rexnord Corp*	1,527,982	38,826,023
Standex International Corp	279,806	29,715,397
Wabtec Corp/DE#	204,631	15,500,798
		193,186,012
Media – 1.0%
Manchester United Plc#	1,002,481	18,044,658
Roku Inc*	436,001	11,571,467
		29,616,125
Oil, Gas & Consumable Fuels – 0.9%
DCP Midstream LP#	805,305	27,895,765
Paper & Forest Products – 0.5%
Neenah Paper Inc	192,145	16,438,005
Personal Products – 1.1%
Ontex Group NV	1,049,105	35,725,635
Pharmaceuticals – 3.7%
Aratana Therapeutics Inc*	1,553,445	9,522,618
Catalent Inc*	1,343,935	53,649,885
GW Pharmaceuticals PLC (ADR)*,#	140,578	14,267,261
Prestige Brands Holdings Inc*	586,031	29,354,293
Teligent Inc/NJ*,#	1,480,937	9,937,087
		116,731,144
Professional Services – 0.5%
Advisory Board Co*	317,056	17,002,128
Real Estate Management & Development – 1.0%
Jones Lang LaSalle Inc	156,668	19,348,498
St Joe Co*	686,243	12,935,681
		32,284,179
Road & Rail – 1.8%
AMERCO	55,878	20,948,662
Old Dominion Freight Line Inc	324,538	35,734,879
		56,683,541
Semiconductor & Semiconductor Equipment – 2.0%
ON Semiconductor Corp*	3,324,889	61,410,700
Software – 13.0%
Blackbaud Inc	713,104	62,610,531
Cadence Design Systems Inc*	1,761,960	69,544,561
Descartes Systems Group Inc*	1,025,710	27,977,646
Everbridge Inc*	535,517	14,148,359
Guidewire Software Inc*	264,421	20,587,819
Nice Ltd (ADR)	818,728	66,570,774
Paylocity Holding Corp*	561,194	27,397,491
RealPage Inc*	661,399	26,389,820
SS&C Technologies Holdings Inc	1,716,133	68,902,740
Tyler Technologies Inc*	130,310	22,715,639
		406,845,380
Specialty Retail – 1.6%
Sally Beauty Holdings Inc*	1,739,622	34,061,799
Williams-Sonoma Inc	338,659	16,885,538
		50,947,337

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2017

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.7%
Carter's Inc	228,337	$22,548,279
Thrifts & Mortgage Finance – 0.8%
LendingTree Inc*	97,256	23,774,229
Total Common Stocks (cost $2,053,748,990)		3,044,119,554
Rights – 0.1%
Biotechnology – 0.1%
DYAX Corp*,¢ (cost $1,225,926)	1,104,438	2,705,873
Investment Companies – 4.5%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	56,179,178	56,179,178
Money Markets – 2.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	84,500,845	84,500,845
Total Investment Companies (cost $140,680,023)		140,680,023
Total Investments (total cost $2,195,654,939) – 102.1%		3,187,505,450
Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(66,202,369)
Net Assets – 100%		$3,121,303,081

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,922,151,153	91.7%
Israel	73,827,656	2.3
Canada	63,334,818	2.0
United Kingdom	51,553,525	1.6
Belgium	35,725,635	1.1
France	18,605,059	0.6
India	15,446,282	0.5
Ireland	6,861,322	0.2

Total	$3,187,505,450	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2017

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Common Stocks – 3.6%
Building Products – 1.2%
CSW Industrials Inc*	$—	$(3,936)	$6,054,589	$36,537,747
Electronic Equipment, Instruments & Components – 1.2%
CTS Corp◄	248,252	319,194	8,687,475	N/A
Health Care Equipment & Supplies – 0.2%
Trinity Biotech PLC (ADR)*,#	—	(78,812)	(9,270,324)	6,861,322
Hotels, Restaurants & Leisure – 1.0%
Biglari Holdings Inc*	—	(18,756)	(9,292,103)	30,266,065
Software – 0%
Apptio Inc*	—	(1,011,736)	(1,200,302)	—
Total Common Stocks	$248,252	$(794,046)	$(5,020,665)	$73,665,134
Investment Companies – 4.5%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$2,963,319∆	$—	$—	$56,179,178
Money Markets – 2.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	471,327	—	—	84,500,845
Total Investment Companies	$3,434,646	$—	$—	$140,680,023
Total Affiliated Investments – 8.1%	$3,682,898	$(794,046)	$(5,020,665)	$214,345,157

(1) For securities that were affiliated for a portion of the year ended September 30, 2017, this column reflects amounts for the entire year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 3.6%
Building Products – 1.2%
CSW Industrials Inc*	—	825,896	(2,046)	823,850
Electronic Equipment, Instruments & Components – 1.2%
CTS Corp◄	1,653,832	—	(121,805)	1,532,027
Health Care Equipment & Supplies – 0.2%
Trinity Biotech PLC (ADR)*,#	1,229,584	—	(6,532)	1,223,052
Hotels, Restaurants & Leisure – 1.0%
Biglari Holdings Inc*	91,295	—	(485)	90,810
Software – 0%
Apptio Inc*	263,964	71,113	(335,077)	—

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2017

Share Balance at 9/30/16	Purchases	Sales	Share Balance at 9/30/17

Investment Companies – 4.5%
Investments Purchased with Cash Collateral from Securities Lending – 1.8%
Janus Cash Collateral Fund LLC, 0.9785%ºº	228,611,024	635,750,090	(808,181,936)	56,179,178
Money Markets – 2.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	170,675,622	387,619,209	(473,793,986)	84,500,845

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	10/12/17	(7,118,000)	$9,137,925	$(401,757)
Barclays Capital, Inc.:
British Pound	10/26/17	(10,997,000)	14,921,785	176,222
British Pound	10/26/17	(759,000)	1,016,686	(1,036)

				175,186
Citibank NA:
Canadian Dollar	10/26/17	(13,050,000)	10,575,879	113,867
Euro	10/26/17	(14,043,000)	16,771,134	151,916

				265,783
HSBC Securities (USA), Inc.:
British Pound	10/12/17	(587,000)	797,597	10,889
British Pound	10/12/17	(6,544,000)	8,396,430	(373,966)
Canadian Dollar	10/12/17	(12,668,000)	10,106,401	(48,227)
Euro	10/12/17	(8,478,000)	10,026,549	1,791

				(409,513)
JPMorgan Chase & Co.:
Canadian Dollar	10/26/17	(33,199,000)	26,933,358	318,160
Total				$(52,141)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Schedule of Investments

September 30, 2017

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of September 30, 2017.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of September 30, 2017

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$772,845

Liability Derivatives:
Forward foreign currency exchange contracts	$824,986

(a) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended September 30, 2017

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(3,614,416)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (525,731)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Year Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$103,072,089

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index reflects the performance of U.S. small-cap equities.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $40,072,800.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

◄	Company was no longer an affiliate as of September 30, 2017.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,044,119,554	$-	$-
Rights	-	-	2,705,873
Investment Companies	-	140,680,023	-
Total Investments in Securities	$3,044,119,554	$140,680,023	$2,705,873
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	772,845	-
Total Assets	$3,044,119,554	$141,452,868	$2,705,873
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$824,986	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Venture Fund

Statement of Assets and Liabilities

September 30, 2017

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	2,973,160,293
Affiliated investments, at value(3)(4)	214,345,157
Forward foreign currency exchange contracts	772,845
Non-interested Trustees' deferred compensation	57,510
Receivables:
Investments sold	4,349,714
Fund shares sold	1,738,449
Dividends	507,889
Dividends from affiliates	118,518
Other assets	144,678
Total Assets	3,195,195,053
Liabilities:
Due to custodian	1,748,832
Collateral for securities loaned (Note 3)	56,179,178
Forward foreign currency exchange contracts	824,986
Closed foreign currency contracts	73,681
Payables:	—
Investments purchased	10,894,731
Fund shares repurchased	1,814,573
Advisory fees	1,658,404
Transfer agent fees and expenses	427,950
Non-interested Trustees' deferred compensation fees	57,510
Professional fees	40,144
12b-1 Distribution and shareholder servicing fees	27,133
Non-interested Trustees' fees and expenses	20,848
Fund administration fees	20,212
Custodian fees	3,623
Accrued expenses and other payables	100,167
Total Liabilities	73,891,972
Net Assets	$3,121,303,081

See Notes to Financial Statements.

18	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Statement of Assets and Liabilities

September 30, 2017

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,006,283,755
Undistributed net investment income/(loss)	(247,913)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	123,460,429
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	991,806,810
Total Net Assets	$3,121,303,081
Net Assets - Class A Shares	$21,961,664
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	287,138
Net Asset Value Per Share(5)	$76.48
Maximum Offering Price Per Share(6)	$81.15
Net Assets - Class C Shares	$13,269,218
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	184,138
Net Asset Value Per Share(5)	$72.06
Net Assets - Class D Shares	$1,597,028,621
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,408,716
Net Asset Value Per Share	$78.25
Net Assets - Class I Shares	$291,519,561
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,713,022
Net Asset Value Per Share	$78.51
Net Assets - Class N Shares	$192,210,298
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,436,635
Net Asset Value Per Share	$78.88
Net Assets - Class S Shares	$56,058,290
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	738,339
Net Asset Value Per Share	$75.92
Net Assets - Class T Shares	$949,255,429
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,262,776
Net Asset Value Per Share	$77.41

(1) Includes cost of $1,968,519,374.

(2) Includes $54,737,012 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $227,135,565.

(4) Includes $38,433 of securities on loan. See Note 3 in Notes to Financial Statements.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Venture Fund

Statement of Operations

For the year ended September 30, 2017

Investment Income:
Dividends	$19,423,609
Affiliated securities lending income, net	2,963,319
Dividends from affiliates	719,579
Other income	105
Foreign tax withheld	(147,066)
Total Investment Income	22,959,546
Expenses:
Advisory fees	18,335,165
12b-1Distribution and shareholder servicing fees:
Class A Shares	73,437
Class C Shares	137,705
Class S Shares	114,538
Transfer agent administrative fees and expenses:
Class D Shares	1,764,569
Class S Shares	114,538
Class T Shares	2,308,527
Transfer agent networking and omnibus fees:
Class A Shares	31,140
Class C Shares	13,825
Class I Shares	221,309
Other transfer agent fees and expenses:
Class A Shares	3,675
Class C Shares	1,863
Class D Shares	173,482
Class I Shares	11,225
Class N Shares	4,153
Class S Shares	661
Class T Shares	10,630
Shareholder reports expense	264,214
Fund administration fees	257,368
Registration fees	123,279
Non-interested Trustees’ fees and expenses	89,439
Professional fees	75,120
Custodian fees	33,726
Other expenses	168,519
Total Expenses	24,332,107
Less: Excess Expense Reimbursement and Waivers	(89,946)
Net Expenses	24,242,161
Net Investment Income/(Loss)	(1,282,615)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	127,941,059
Investments in affiliates	(794,046)
Forward foreign currency exchange contracts	(3,614,416)
Total Net Realized Gain/(Loss) on Investments	123,532,597
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	369,376,267
Investments in affiliates	(5,020,665)
Forward foreign currency exchange contracts	(525,731)
Total Change in Unrealized Net Appreciation/Depreciation	363,829,871
Net Increase/(Decrease) in Net Assets Resulting from Operations	$486,079,853

See Notes to Financial Statements.

20	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Statements of Changes in Net Assets

	Year ended September 30, 2017	Year ended September 30, 2016

Operations:
Net investment income/(loss)	$(1,282,615)	$2,805,082
Net realized gain/(loss) on investments	123,532,597	51,247,541
Change in unrealized net appreciation/depreciation	363,829,871	303,875,382
Net Increase/(Decrease) in Net Assets Resulting from Operations	486,079,853	357,928,005
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(614,236)	(2,104,279)
Class C Shares	(275,819)	(883,710)
Class D Shares	(24,322,624)	(61,189,181)
Class I Shares	(4,215,483)	(12,108,801)
Class N Shares	(1,705,646)	(2,083,386)
Class S Shares	(726,248)	(1,028,189)
Class T Shares	(16,025,933)	(43,007,174)
Net Decrease from Dividends and Distributions to Shareholders	(47,885,989)	(122,404,720)
Capital Share Transactions:
Class A Shares	(19,633,724)	(13,050,227)
Class C Shares	(4,545,817)	(3,538,027)
Class D Shares	(72,989,290)	(18,102,915)
Class I Shares	1,524,837	(41,026,864)
Class N Shares	77,909,056	64,948,899
Class S Shares	8,012,708	18,967,514
Class T Shares	(142,745,294)	(83,676,711)
Net Increase/(Decrease) from Capital Share Transactions	(152,467,524)	(75,478,331)
Net Increase/(Decrease) in Net Assets	285,726,340	160,044,954
Net Assets:
Beginning of period	2,835,576,741	2,675,531,787
End of period	$3,121,303,081	$2,835,576,741

Undistributed Net Investment Income/(Loss)	$(247,913)	$(500,428)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during each year ended September 30	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$66.00	$60.50	$63.79		$70.71	$60.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.15)(1)	(0.04)(1)	(0.22)(1)		(0.34)(1)	(0.42)
Net realized and unrealized gain/(loss)	11.78	8.38	3.98		4.36	17.45
Total from Investment Operations	11.63	8.34	3.76		4.02	17.03
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)		(10.94)	(6.65)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)		(10.94)	(6.65)
Net Asset Value, End of Period	$76.48	$66.00	$60.50		$63.79	$70.71
Total Return*	17.93%	14.16%	5.50%		6.05%	31.76%
Net Assets, End of Period (in thousands)	$21,962	$37,626	$48,546		$16,621	$44,205
Average Net Assets for the Period (in thousands)	$29,815	$39,147	$42,275		$45,860	$243,045
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	1.04%	1.04%		1.17%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	1.04%	1.04%		1.17%	1.14%
Ratio of Net Investment Income/(Loss)	(0.22)%	(0.07)%	(0.33)%		(0.51)%	(0.04)%
Portfolio Turnover Rate	25%	22%	40%		47%	92%
				1

Class C Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$62.70	$58.03	$61.85	$69.27	$59.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.62)(1)	(0.47)(1)	(0.66)(1)	(0.72)(1)	0.07
Net realized and unrealized gain/(loss)	11.13	7.98	3.89	4.24	16.28
Total from Investment Operations	10.51	7.51	3.23	3.52	16.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$72.06	$62.70	$58.03	$61.85	$69.27
Total Return*	17.07%	13.30%	4.75%	5.37%	30.95%
Net Assets, End of Period (in thousands)	$13,269	$15,972	$18,387	$7,926	$4,469
Average Net Assets for the Period (in thousands)	$13,997	$17,061	$15,695	$6,549	$1,655
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.78%	1.74%	1.82%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.78%	1.74%	1.82%	1.80%
Ratio of Net Investment Income/(Loss)	(0.95)%	(0.81)%	(1.03)%	(1.14)%	(0.51)%
Portfolio Turnover Rate	25%	22%	40%	47%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$67.35	$61.55	$64.67	$71.33	$60.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.09(1)	(0.06)(1)	(0.10)(1)	0.23
Net realized and unrealized gain/(loss)	12.06	8.55	3.99	4.38	17.12
Total from Investment Operations	12.05	8.64	3.93	4.28	17.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$78.25	$67.35	$61.55	$64.67	$71.33
Total Return*	18.20%	14.41%	5.70%	6.40%	32.16%
Net Assets, End of Period (in thousands)	$1,597,029	$1,443,406	$1,337,264	$1,340,281	$1,332,186
Average Net Assets for the Period (in thousands)	$1,473,945	$1,359,875	$1,473,495	$1,375,889	$1,141,628
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.82%	0.82%	0.82%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.82%	0.82%	0.82%	0.84%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.15%	(0.10)%	(0.15)%	0.35%
Portfolio Turnover Rate	25%	22%	40%	47%	92%

Class I Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$67.54	$61.69	$64.76	$71.37	$60.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.12(1)	(0.02)(1)	(0.04)(1)	0.24
Net realized and unrealized gain/(loss)	12.09	8.57	4.00	4.37	17.17
Total from Investment Operations	12.12	8.69	3.98	4.33	17.41
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$78.51	$67.54	$61.69	$64.76	$71.37
Total Return*	18.25%	14.46%	5.78%	6.48%	32.28%
Net Assets, End of Period (in thousands)	$291,520	$252,126	$272,647	$206,130	$128,788
Average Net Assets for the Period (in thousands)	$250,794	$251,451	$270,012	$147,267	$77,403
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.77%	0.75%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.77%	0.75%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	0.04%	0.20%	(0.03)%	(0.06)%	0.35%
Portfolio Turnover Rate	25%	22%	40%	47%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$67.79	$61.86	$64.87	$71.43	$60.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.16(1)	0.04(1)	(0.01)(1)	0.29
Net realized and unrealized gain/(loss)	12.16	8.61	4.00	4.39	17.17
Total from Investment Operations	12.24	8.77	4.04	4.38	17.46
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$78.88	$67.79	$61.86	$64.87	$71.43
Total Return*	18.36%	14.56%	5.87%	6.55%	32.37%
Net Assets, End of Period (in thousands)	$192,210	$91,472	$21,975	$6,486	$6,736
Average Net Assets for the Period (in thousands)	$131,281	$52,796	$10,894	$6,525	$5,487
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.68%	0.67%	0.68%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.68%	0.67%	0.68%	0.69%
Ratio of Net Investment Income/(Loss)	0.11%	0.26%	0.06%	(0.01)%	0.48%
Portfolio Turnover Rate	25%	22%	40%	47%	92%

Class S Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$65.61	$60.24	$63.63	$70.57	$60.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.26)(1)	(0.14)(1)	(0.29)(1)	(0.32)(1)	0.09
Net realized and unrealized gain/(loss)	11.72	8.35	3.95	4.32	16.87
Total from Investment Operations	11.46	8.21	3.66	4.00	16.96
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$75.92	$65.61	$60.24	$63.63	$70.57
Total Return*	17.77%	14.00%	5.34%	6.03%	31.67%
Net Assets, End of Period (in thousands)	$56,058	$40,904	$18,132	$6,792	$6,069
Average Net Assets for the Period (in thousands)	$45,884	$29,251	$12,384	$6,387	$2,060
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.19%	1.17%	1.18%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.19%	1.17%	1.18%	1.21%
Ratio of Net Investment Income/(Loss)	(0.37)%	(0.23)%	(0.45)%	(0.49)%	0.01%
Portfolio Turnover Rate	25%	22%	40%	47%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during each year ended September 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$66.70	$61.05	$64.25	$70.99	$60.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(1)	0.03(1)	(0.13)(1)	(0.16)(1)	0.15
Net realized and unrealized gain/(loss)	11.93	8.46	3.98	4.36	17.06
Total from Investment Operations	11.86	8.49	3.85	4.20	17.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Total Dividends and Distributions	(1.15)	(2.84)	(7.05)	(10.94)	(6.65)
Net Asset Value, End of Period	$77.41	$66.70	$61.05	$64.25	$70.99
Total Return*	18.09%	14.28%	5.61%	6.31%	32.03%
Net Assets, End of Period (in thousands)	$949,255	$954,070	$958,581	$729,674	$646,328
Average Net Assets for the Period (in thousands)	$925,990	$918,072	$989,819	$724,733	$618,311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.93%	0.92%	0.93%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.92%	0.91%	0.92%	0.94%
Ratio of Net Investment Income/(Loss)	(0.11)%	0.05%	(0.19)%	(0.25)%	0.18%
Portfolio Turnover Rate	25%	22%	40%	47%	92%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Venture Fund

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson Venture Fund (formerly named Janus Venture Fund) (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

26	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Notes to Financial Statements

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

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Notes to Financial Statements

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to

28	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Notes to Financial Statements

as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the year ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Notes to Financial Statements

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this

30	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Notes to Financial Statements

support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial

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Notes to Financial Statements

transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments as of September 30, 2017” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$176,222	$(1,036)	$—	$175,186
Citibank NA	265,783	—	—	265,783
Deutsche Bank AG	54,775,445	—	(54,775,445)	—
HSBC Securities (USA), Inc.	12,680	(12,680)	—	—
JPMorgan Chase & Co.	318,160	—	—	318,160

Total	$55,548,290	$(13,716)	$(54,775,445)	$759,129
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$401,757	$—	$—	$401,757
Barclays Capital, Inc.	1,036	(1,036)	—	—
HSBC Securities (USA), Inc.	422,193	(12,680)	—	409,513

Total	$824,986	$(13,716)	$—	$811,270
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other

32	SEPTEMBER 30, 2017

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Notes to Financial Statements

money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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Notes to Financial Statements

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of September 30, 2017, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $54,775,445 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of September 30, 2017 is $56,179,178, resulting in the net amount due to the counterparty of $1,403,733.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2018. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and

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Notes to Financial Statements

other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $287,332 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended September 30, 2017. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of September 30, 2017 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended September 30, 2017 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $391,913 were paid by the Trust to the Trustees under the Deferred Plan during the year ended September 30, 2017.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent

Janus Investment Fund	35

Janus Henderson Venture Fund

Notes to Financial Statements

conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended September 30, 2017, Janus Henderson Distributors retained upfront sales charges of $245.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the year ended September 30, 2017.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended September 30, 2017, redeeming shareholders of Class C Shares paid CDSCs of $356.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended September 30, 2017, the Fund engaged in cross trades amounting to $1,265,741 in purchases and $14,089,873 in sales, resulting in a net realized gain of $3,641,769. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals		Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	to Tax Differences	Appreciation/ (Depreciation)
$ 4,745,081	$ 113,115,493	$ -	$ -	$ -	$ (49,071)	$997,207,823

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2017 are noted below. The primary differences

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Janus Henderson Venture Fund

Notes to Financial Statements

between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,190,297,627	$1,038,878,129	$(41,670,306)	$ 997,207,823

Information on the tax components of derivatives as of September 30, 2017 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (52,141)	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended September 30, 2017
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,844,130	$ 41,041,859	$ -	$ -

For the year ended September 30, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 5,651,798	$ 116,752,922	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net Realized Gain/Loss
$ 825,529	$ 1,535,130	$ (2,360,659)

Capital has been adjusted by $825,529, including $783,350 of long-term capital gain, for distributions in connection with Fund share redemptions (tax equalization).

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Janus Henderson Venture Fund

Notes to Financial Statements

6. Capital Share Transactions

	Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	107,512	$ 7,328,322	152,856	$ 9,288,438
Reinvested dividends and distributions	9,423	612,680	34,300	2,099,822
Shares repurchased	(399,911)	(27,574,726)	(419,458)	(24,438,487)
Net Increase/(Decrease)	(282,976)	$ (19,633,724)	(232,302)	$(13,050,227)
Class C Shares:
Shares sold	4,787	$ 303,403	6,121	$ 360,470
Reinvested dividends and distributions	4,462	274,949	15,083	882,333
Shares repurchased	(79,839)	(5,124,169)	(83,348)	(4,780,830)
Net Increase/(Decrease)	(70,590)	$ (4,545,817)	(62,144)	$ (3,538,027)
Class D Shares:
Shares sold	484,863	$ 33,674,776	481,352	$ 29,615,475
Reinvested dividends and distributions	348,673	23,155,401	938,238	58,508,543
Shares repurchased	(1,856,405)	(129,819,467)	(1,714,236)	(106,226,933)
Net Increase/(Decrease)	(1,022,869)	$ (72,989,290)	(294,646)	$(18,102,915)
Class I Shares:
Shares sold	1,419,044	$ 100,906,192	751,605	$ 46,470,789
Reinvested dividends and distributions	62,800	4,183,075	193,604	12,102,169
Shares repurchased	(1,501,915)	(103,564,430)	(1,632,031)	(99,599,822)
Net Increase/(Decrease)	(20,071)	$ 1,524,837	(686,822)	$(41,026,864)
Class N Shares:
Shares sold	1,392,096	$ 99,671,664	1,110,500	$ 72,204,862
Reinvested dividends and distributions	25,503	1,705,646	33,223	2,083,386
Shares repurchased	(330,217)	(23,468,254)	(149,715)	(9,339,349)
Net Increase/(Decrease)	1,087,382	$ 77,909,056	994,008	$ 64,948,899
Class S Shares:
Shares sold	390,911	$ 26,662,081	528,532	$ 31,428,968
Reinvested dividends and distributions	11,239	726,248	16,875	1,028,189
Shares repurchased	(287,241)	(19,375,621)	(222,963)	(13,489,643)
Net Increase/(Decrease)	114,909	$ 8,012,708	322,444	$ 18,967,514
Class T Shares:
Shares sold	963,492	$ 66,641,207	1,605,462	$ 99,946,525
Reinvested dividends and distributions	238,741	15,697,214	680,865	42,084,239
Shares repurchased	(3,243,021)	(225,083,715)	(3,685,560)	(225,707,475)
Net Increase/(Decrease)	(2,040,788)	$(142,745,294)	(1,399,233)	$(83,676,711)

7. Purchases and Sales of Investment Securities

For the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$703,814,060	$ 809,505,020	$ -	$ -

8. Recent Accounting Pronouncements

The Securities and Exchange Commission ("SEC") adopted new rules as well as amendments to its rules to modernize the reporting and disclosure of information by registered investment companies. In addition, the SEC adopted amendments to Regulation S-X, which require standardized, enhanced disclosure about derivatives in investment

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Janus Henderson Venture Fund

Notes to Financial Statements

company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X was August 1, 2017. This report incorporates the amendments to Regulation S-X.

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. Management is currently evaluating the impacts of ASU 2017-08 on the financial statements.

9. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital, and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson merged with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger was effective May 30, 2017.

The consummation of the Merger may have been deemed to cause an “assignment” (as defined in the 1940 Act) of the investment advisory agreement between the Fund and Janus Capital in effect on the date of the Merger. As a result, the consummation of the Merger may have caused the investment advisory agreement to terminate automatically in accordance with its terms.

On December 8, 2016, the Trustees approved, subject to shareholder approval, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue providing advisory services to the Fund following the closing of the Merger (the “Post-Merger Advisory Agreement”). At the same meeting, the Trustees approved submitting the Post-Merger Advisory Agreement, among other proposals, to Fund shareholders for approval.

Special meeting(s) of shareholders were held on April 6, 2017, and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017, and May 17, 2017 (together, the “Meeting”).

Approval of Advisory Agreement

At the Meeting, Fund shareholders approved the Post-Merger Advisory Agreement, which took effect upon the consummation of the Merger.

Election of Trustees

At the Meeting, shareholders of each series of the Trust, including the Fund, voting together as a single class, approved the election of Diane L. Wallace to the Trust’s Board of Trustees. Ms. Wallace served as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace joined the Trust’s Board of Trustees following consummation of the merger.

Manager-of-Managers Structure

At the Meeting, shareholders of the Fund also approved a manager-of-managers structure for the Fund. The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a sub-advisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have the responsibility to oversee such subadviser(s) and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the subadviser and sub-advisory agreement within 90 days.

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Janus Henderson Venture Fund

Notes to Financial Statements

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Venture Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of Janus Henderson Venture Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Henderson Venture Fund (one of the funds constituting Janus Investment Fund, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado

November 16, 2017

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Janus Henderson Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus Henderson at 1-877-335-2687 (toll free) (or 1-800-525-3713 if you hold Class D shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

What follows is a discussion of the material factors and conclusions with respect thereto that formed the basis for the Trustees of Janus Investment Fund’s approval of the investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, during the period. This discussion references a Transaction (as defined below) to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., which resulted in the Trustees’ consideration of new investment advisory agreements for the Funds and sub-advisory agreements for the Funds, as applicable. During the period, the Trustees also approved the renewal of the existing investment advisory agreements for the Funds and the sub-advisory agreements for the Funds, as applicable, which were subsequently replaced by the new investment advisory and sub-advisory agreements at the close of the Transaction on May 30, 2017. In connection with the Transaction and certain Fund mergers, certain Funds were liquidated during the period. Such liquidated Funds do not have annual or semi-annual reporting obligations, and accordingly are not discussed below.

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the

Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”).

Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction,

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Additional Information (unaudited)

and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub- advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub- advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s

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considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub- Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

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Additional Information (unaudited)

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub- Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub- Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement

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Additional Information (unaudited)

for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest- bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), and Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund) (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

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Additional Information (unaudited)

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Approval of New Shell Advisory Agreements and New Shell Sub-Advisory Agreements

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund (a “New Shell Advisory Agreement” and “New Shell Sub-Advisory Agreement.”) In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited (“HIML”), a wholly-owned subsidiary of Henderson. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board

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Additional Information (unaudited)

had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on HIML.

In connection with the Board’s approval of the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Shell Advisory Agreement and the New Shell Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Shell Advisory Agreements are substantially similar to the Current Advisory Agreements, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of each applicable Henderson Global Fund merging into a Henderson Shell Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of the Henderson Shell Funds provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Shell Sub-Advisory Agreement;

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Additional Information (unaudited)

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each Henderson Shell Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each New Shell Sub-Advisory Agreement, as well as the overall management fee structure of each Henderson Shell Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under each New Shell Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each Henderson Shell Fund, including the potential benefits to HIML and its affiliates and each Henderson Shell Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of each Henderson Shell Fund and whether any Fund will benefit from any economies of scale.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Shell Advisory Agreements and New Shell Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

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Additional Information (unaudited)

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Shell Investment Advisory Agreements and New Shell Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for each Henderson Shell Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement for Janus Henderson U.S. Growth Opportunities Fund

On September 15, 2016, Janus Capital Group, Inc. (“Janus”) advised the Board of its intent to seek a strategic combination of its advisory business with Henderson Group PLC (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Janus funds overseen by the Board. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational

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Janus Henderson Venture Fund

Additional Information (unaudited)

and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the funds overseen by the Board. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, including those created by merger of certain Henderson Global Funds into new “shell” series of JIF (each, a “Henderson Shell Fund” and together, the “Henderson Shell Funds,” and collectively with the Janus funds overseen by the Board, the “Funds”), addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for each Henderson Shell Fund. In this regard, the Board noted that each Henderson Shell Fund was proposed to be sub-advised and managed by Henderson Investment Management Limited, a wholly-owned subsidiary of Henderson. The Board noted that another Henderson Global Fund, U.S. Growth Opportunities Fund, was proposed to be sub-advised and managed by Geneva Capital Management LLC (“Geneva”), an indirect wholly-owned subsidiary of Henderson. On December 19, 2016, the Board issued an additional supplemental information request to Geneva. On January 26, 2017, the Board met to consider Geneva’s response to this additional supplemental information request and also to consider the proposed new advisory agreement and sub-advisory agreement for U.S. Growth Opportunities Fund (the “New Advisory Agreement” and “New Sub-Advisory Agreement,” respectively.) During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on Geneva.

In connection with the Board approval of the New Advisory Agreement and New Sub-Advisory Agreements, at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements for the Janus Funds. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of

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Additional Information (unaudited)

services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement and the New Sub-Advisory Agreement in connection with the Transaction, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreement is substantially similar to the Current Advisory Agreement, other than with respect to the applicable contractual fee rates.

• Information regarding the fees and expenses of U.S. Growth Opportunities Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider; and analysis of that information provided by their independent fee consultant, who believed such fee and expense levels to be reasonable.

• Information regarding the pro forma fees and expenses of U.S. Growth Opportunities Fund provided by Janus Capital, including proposed fee waivers.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

• the terms of each New Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the New Shell Sub-Advisory Agreement, including the reputation, qualifications and background of Geneva and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of Geneva, including the portfolio managers who would be responsible for managing all or part of the portfolio of U.S. Growth Opportunities Fund noting the resources made available to such personnel;

• the ability of Geneva to attract and retain high-quality personnel and the organizational depth of Geneva;

• the sub-advisory fee rate under the New Sub-Advisory Agreement, as well as the overall management fee structure of U.S. Growth Opportunities Fund noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships;

• under the New Sub-Advisory Agreement, Janus Capital would be responsible for paying Geneva out of its fees;

• the fall out benefits to Geneva and its affiliates from its relationship with U.S. Growth Opportunities Fund, including the potential benefits to Geneva and its affiliates and U.S. Growth Opportunities Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms; and

• the potential for economies of scale with respect to the overall fee structure of U.S. Growth Opportunities Fund and the Fund will benefit from any economies of scale.

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Additional Information (unaudited)

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreement and New Sub-Advisory Agreement.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Henderson Funds, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board

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Additional Information (unaudited)

approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreement and New Sub-Advisory Agreement in connection with the Transaction, at a meeting on January 26, 2017, the Board voted unanimously to approve a New Investment Advisory Agreement and New Sub-Advisory Agreement for the U.S. Growth Opportunities Fund.

Renewal of Advisory and Sub-Advisory Agreements with Janus Capital and Janus Capital Affiliates during the Period

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

Additionally, in connection with their consideration of whether to continue the investment advisory agreement and subadvisory agreement for each Fund, as applicable, the Trustees also received and reviewed information in connection with the proposed transaction to combine the respective businesses of Henderson Group plc and Janus Capital Group, Inc., the parent company of Janus Capital (the “Transaction”), announced in October 2016, which Janus Capital advised the Trustees was expected to close in the second quarter of 2017. In this regard, the Trustees reviewed information regarding the impact of the Transaction on the services to be provided by Janus Capital and each subadviser, as applicable, to the Funds under such agreements both prior to the close of the Transaction, and afterwards, if the Transaction were not to close. If the Transaction closes, all such agreements would be replaced by new investment advisory agreements and subadvisory agreements, as applicable, for each Fund, assuming requisite Fund shareholder approvals have been obtained.

At a meeting held on January 26, 2017, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and

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Additional Information (unaudited)

reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2017 through February 1, 2018, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2016, approximately 76% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2016, approximately 47% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

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Additional Information (unaudited)

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the

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Additional Information (unaudited)

reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

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• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and in the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the third Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2016.

Janus Investment Fund	59

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2016 and the second Broadridge quartile for the 12 months ended May 31, 2016.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the bottom Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2016 and the first Broadridge quartile for the 12 months ended May 31, 2016. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 12% below the average total expenses of their respective Broadridge Expense Group peers and 20% below the average total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 11% below the average management fees for their Expense Groups and 13% below the average for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson Venture Fund

Additional Information (unaudited)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus mutual fund investors enjoy reasonable fees relative to the fees charged to Janus institutional and subadvised fund investors; and (4) in the majority of cases, the Funds receive proportionally better pricing than the industry in relation to Janus institutional and subadvised accounts.

The Trustees considered the fees for each Fund for its fiscal year ended in 2015, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Henderson Flexible Bond Fund (formerly, Janus Flexible Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Bond Fund (formerly, Janus Global Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund (formerly, Janus Global Unconstrained Bond Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson High-Yield Fund (formerly, Janus High-Yield Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund (formerly, Janus Multi-Sector Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Real Return Fund (formerly, Janus Real Return Fund), the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund (formerly, Janus Short-Term Bond Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	61

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Government Money Market Fund (formerly, Janus Government Money Market Fund), the Trustees noted that the Fund’s total expenses exceeded the peer group average for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group average due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund (formerly, Janus Money Market Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one- half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative (formerly, Janus Global Allocation Fund – Conservative), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth (formerly, Janus Global Allocation Fund – Growth), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Allocation Fund – Moderate (formerly, Janus Global Allocation Fund – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund (formerly, Janus Diversified Alternatives Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Janus Henderson International Value Fund (formerly, Perkins International Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Value Fund (formerly, Perkins Global Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Large Cap Value Fund (formerly, Perkins Large Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Fund (formerly, Perkins Mid Cap Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Select Value Fund (formerly, Perkins Select Value Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Small Cap Value Fund (formerly, Perkins Small Cap Value Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Value Plus Income Fund (formerly, Perkins Value Plus Income Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund (formerly, INTECH Emerging Markets Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund (formerly, INTECH Global Income Managed Volatility Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund (formerly, INTECH International Managed Volatility Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Managed Volatility Fund (formerly, INTECH U.S. Managed Volatility Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Growth and Core Funds

• For Janus Henderson Balanced Fund (formerly, Janus Balanced Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund (formerly, Janus Contrarian Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Enterprise Fund (formerly, Janus Enterprise Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Fund (formerly, Janus Forty Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund (formerly, Janus Growth and Income Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	63

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Research Fund (formerly, Janus Research Fund), the Trustees noted that although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Triton Fund (formerly, Janus Triton Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Venture Fund (formerly, Janus Venture Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Henderson Adaptive Global Allocation Fund (formerly, Janus Adaptive Global Allocation Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group median for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Asia Equity Fund (formerly, Janus Asia Equity Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Life Sciences Fund (formerly, Janus Global Life Sciences Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund (formerly, Janus Global Real Estate Fund), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Research Fund (formerly, Janus Global Research Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund (formerly, Janus Global Select Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Technology Fund (formerly, Janus Global Technology Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Overseas Fund (formerly, Janus Overseas Fund), the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Aspen Series

• For Janus Henderson Balanced Portfolio (formerly, Janus Aspen Balanced Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Enterprise Portfolio (formerly, Janus Aspen Enterprise Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio (formerly, Janus Aspen Flexible Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio (formerly, Janus Aspen Forty Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Allocation Portfolio – Moderate (formerly, Janus Aspen Global Allocation Portfolio – Moderate), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Research Portfolio (formerly, Janus Aspen Global Research Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio (formerly, Janus Aspen Global Technology Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio (formerly, Janus Aspen Global Unconstrained Bond Portfolio), the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson U.S. Low Volatility Portfolio (formerly, Janus Aspen INTECH U.S. Low Volatility Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

• For Janus Henderson Research Portfolio (formerly, Janus Aspen Janus Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Henderson Overseas Portfolio (formerly, Janus Aspen Overseas Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio (formerly, Janus Aspen Perkins Mid Cap Value Portfolio), the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Janus Investment Fund	65

Janus Henderson Venture Fund

Additional Information (unaudited)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted their independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 91% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 83% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

66	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was September 30, 2017. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund

Janus Investment Fund	67

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

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Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	69

Janus Henderson Venture Fund

Shareholder Meeting (unaudited)

Special meetings of shareholders were held on April 6, 2017 and adjourned and reconvened on April 18, 2017, April 25, 2017, April 28, 2017 and May 17, 2017 (together, the "meeting"). At the meeting, the following matters were voted on and approved by shareholders.  Each vote reported represents one dollar of net asset value held on the record date for the meeting.  The results of the meeting are noted below.

Proposals
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital Management LLC.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,754,819,520.998	1,144,634,223.553	76,381,080.218	73,180,588.146	254,628,769.958	1,548,824,661.874

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
41.550	2.773	2.656	9.243	56.222	73.903	4.932	4.725	16.440	100.000

4. To elect an additional Trustee to the Board of Trustees of the Trust - Diane L. Wallace.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
58,288,530,068.106	53,979,078,381.569	4,309,451,686.537	0.000	0.000	58,288,530,068.106

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
54.258	4.332	0.000	0.000	58.590	92.607	7.393	0.000	0.000	100.000

Alan A. Brown, William D. Cvengros, Raudline Etienne, William F. McCalpin, Gary A. Poliner, James T. Rothe, William D. Stewart and Linda S. Wolf continue to serve as Trustees following the meeting.

5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

	Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	BVN	Total
2,754,819,520.998	1,046,239,912.088	161,716,131.701	86,239,975.669	254,628,642.416	1,548,824,661.874

Percentage of Total Outstanding Votes (%)					Percentage Voted (%)
Affirmative	Against	Abstain	BVN	Total	Affirmative	Against	Abstain	BVN	Total
37.979	5.870	3.131	9.243	56.222	67.551	10.441	5.568	16.440	100.000

70	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the year ended September 30, 2017:

Capital Gain Distributions	$41,825,209
Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Janus Investment Fund	71

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 63 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	63

Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds), Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Investment Fund	73

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	63

Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016); Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	63

Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

Janus Investment Fund	75

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	63	Director of Brightwood Capital Advisors, LLC (since 2014).
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company.	63

Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).

76	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	63	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004- 2014).
William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, President and founder of HPS Products and Corporate Vice President of MKS Instruments, Boulder, CO (a provider of advanced process control systems for the semiconductor industry) (1976-2012).	63	None

Janus Investment Fund	77

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired.	63

Independent Trustee, Henderson Global Funds (13 portfolios) (2015 – 2017); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (since 2013).

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	63

Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

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Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	5/13-Present	Executive Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Co-Chief Investment Officer of Janus Capital (2006-2013).
Scott Stutzman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Henderson Venture Fund	7/16-Present	Portfolio Manager for other Janus accounts and Analyst for Janus Capital.
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present

Head of North America at Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Vice President and Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013- 2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

Janus Investment Fund	79

Janus Henderson Venture Fund

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present

Senior Vice President and Head of Compliance, North America for Janus Henderson (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group Inc. and Janus Capital Management LLC (2005-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present

Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

80	SEPTEMBER 30, 2017

Janus Henderson Venture Fund

Notes

NotesPage1

Investment Fund	81

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Henderson Geneva are trademarks or registered trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.

Funds distributed by Janus Henderson Distributors

125-02-93056 11-17

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: William D. Cvengros (Chairman), Gary A. Poliner, and William D. Stewart who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

Janus Investment Fund (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end investment company, offers 50 funds which include multiple series of shares with differing investment objectives and policies. The funds comprising the Trust have differing fiscal year ends (June 30 and September 30). This Form N-CSR relates to funds with September 30 fiscal year ends (the "Funds").

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $851,037 in fiscal 2017 and $846,130 in fiscal 2016.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under paragraph (a) of this Item were $5,904 in fiscal 2017 and $47,712 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes agreed upon procedures.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $361,151 in fiscal 2017 and $267,483 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2017 and $0 in fiscal 2016.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-

audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) 0%

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $473,895 in fiscal 2017 and $427,929 in fiscal 2016.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: December 6, 2017

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: December 6, 2017